     As filed with the Securities and Exchange Commission on April 24, 2003

                                          1933 Act Registration No.: 333-36304
                                          1940 Act Registration No.: 811-08517
--------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM N-4

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        [_]

                         POST-EFFECTIVE AMENDMENT NO. 8                     [X]

                                      AND

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [_]

                               AMENDMENT NO. 41                             [X]

                  LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N
                          (Exact Name of Registrant)

                        Lincoln ChoicePlus Bonus and
                           Lincoln ChoicePlus II Bonus
                    and Lincoln ChoicePlus Assurance (Bonus)

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                              (Name of Depositor)

                           1300 South Clinton Street
                             Post Office Box 1110
                          Fort Wayne, Indiana  46801
             (Address of Depositor's Principal Executive Offices)

       Depositor's Telephone Number, including Area Code:  (260)455-2000

                         Elizabeth A. Frederick, Esq.
                  The Lincoln National Life Insurance Company
                              1300 S. Clinton St.
                             Post Office Box 1110
                          Fort Wayne, Indiana  46801
                   (Name and Address of Agent for Service)

                                   Copy to:

                             W. Thomas Conner, Esq.
                         Sutherland Asbill & Brennan LLP
                              1275 Pennsylvania Ave
                              Washington, DC. 20004

            Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective:

/ / immediately upon filing pursuant to paragraph (b) of Rule 485

/X/ on May 1, 2003 pursuant to paragraph (b)

/ / 60 days after filing pursuant to paragraph (a)(1) of Rule 485

/ / on ____________, ____ pursuant to paragraph (a)(1) of Rule 485


                      Title of securities being registered:
 Interests in a separate account under individual flexible premium deferred variable annuity contracts.

Lincoln ChoicePlus II Bonus Lincoln Life Variable Annuity Account N Individual Variable Annuity Contracts

Home Office:
Lincoln National Life Insurance Company
1300 South Clinton Street
Fort Wayne, IN 46802
www.LincolnRetirement.com

1-888-868-2583



This Prospectus describes the individual flexible premium deferred variable annuity contract that is issued by The Lincoln National Life Insurance Company (Lincoln Life). It is primarily for use with nonqualified plans and qualified retirement plans under Section 408 (IRAs) and 408A (Roth IRAs) of the tax code. Generally, you do not pay federal income tax on the contract's growth until it is paid out. Qualified retirement plans already provide for tax deferral. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. The contract is designed to accumulate contract value and to provide retirement income that you cannot outlive or for an agreed upon time. These benefits may be a variable or fixed amount or a combination of both. If you die before the annuity commencement date, we will pay your beneficiary a death benefit. In the alternative, you generally may choose to receive a death benefit on the death of the annuitant.


The minimum initial purchase payment for the contract is $10,000. Additional purchase payments may be made to the contract and must be at least $100 per payment ($25 if transmitted electronically), and at least $300 annually.


Except as noted below, you choose whether your contract value accumulates on a variable or a fixed (guaranteed) basis or both. Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting purchase payments or transfers into the fixed side of the contract at any time. If your purchase payments, bonus credits and persistency credits are in the fixed account, we guarantee your principal and a minimum interest rate. For the life of your contract or during certain periods, we may impose restrictions on the fixed account. For example, we limit withdrawals and transfers from the fixed side of the contract. Also an interest adjustment may be applied to any withdrawal, surrender or transfer from the fixed account before the expiration date of a guaranteed period.


Lincoln Life offers variable annuity contracts that do not have bonus and persistency credits, and have lower fees. Expenses for bonus contracts may be higher than similar contracts without a bonus. Because of this, the amount of the bonus credits may, over time, be offset by additional charges associated with the bonus credit. You should carefully consider whether or not this contract is the best product for you.


All purchase payments, bonus credits and persistency credits for benefits on a variable basis will be placed in Lincoln Life Variable Annuity Account N (variable annuity account [VAA]). The VAA is a segregated investment account of Lincoln Life. You take all the investment risk on the contract value and the retirement income for amounts placed into one or more of the contract's variable options. If the subaccounts you select make money, your contract value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the subaccounts you select. We do not guarantee how any of the variable options or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract.


The available funds are listed below:


AIM Variable Insurance Funds (Series II):

   AIM V.I. Growth Fund

   AIM V.I. International Growth Fund


   AIM V.I. Premier Equity Fund



AllianceBernstein Variable Products Series Fund (Class B):


   AllianceBernstein Growth and Income Portfolio


   AllianceBernstein Premier Growth Portfolio

   AllianceBernstein Small Cap Value Portfolio

   AllianceBernstein Technology Portfolio



American Funds Insurance Series/SM/ (formerly AFIS) (Class 2):


   American Funds Global Small Capitalization Fund


   American Funds Growth Fund


   American Funds Growth-Income Fund


   American Funds International Fund



Delaware VIP Trust (Service Class):


   Delaware VIP Large Cap Value Series

   Delaware VIP High Yield Series
   Delaware VIP REIT Series
   Delaware VIP Small Cap Value Series
   Delaware VIP Trend Series
   Delaware VIP U.S. Growth Series

FranklinTempleton Variable Insurance Products Trust (Class 2):
   FTVIPT Franklin Small Cap Fund
   FTVIPT Templeton Growth Securities Fund

Janus Aspen Series (Service Class):
   Balanced Portfolio

   MidCap Growth Portfolio (formerly Aggressive Growth)

   Worldwide Growth Portfolio


Lincoln Variable Insurance Products Trust (Standard Class):


   Lincoln VIP Aggressive Growth Fund


   Lincoln VIP Bond Fund


   Lincoln VIP Capital Appreciation Fund


   Lincoln VIP Global Asset Allocation Fund


   Lincoln VIP International Fund


   Lincoln VIP Money Market Fund


   Lincoln VIP Social Awareness Fund


MFS(R) Variable Insurance Trust (Service Class):
   MFS VIT Capital Opportunities Series
   MFS VIT Emerging Growth Series
   MFS VIT Total Return Series
   MFS VIT Utilities Series


Neuberger Berman Advisers Management Trust:

   Mid-Cap Growth Portfolio
   Regency Portfolio

Putnam Variable Trust (Class IB):
   Growth & Income Fund
   Health Sciences Fund


Scudder Investment VIT Funds (Class A):


   Scudder VIT EAFE Equity Index Fund


   Scudder VIT Equity 500 Index Fund


   Scudder VIT Small Cap Index Fund


Variable Insurance Products (Service Class 2):
   Fidelity(R) VIP Contrafund Portfolio
   Fidelity(R) VIP Equity-Income Portfolio
   Fidelity(R) VIP Growth Portfolio
   Fidelity(R) VIP Overseas Portfolio


This Prospectus gives you information about the contracts that you should know before you decide to buy a contract and make purchase payments. You should also review the prospectuses for the funds that accompany this prospectus, and keep all prospectuses for future reference.


Neither the SEC nor any state securities commission has approved this contract or determined that this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

You can obtain a current Statement of Additional Information (SAI), dated the same date as this Prospectus, about the contracts which has more information. Its terms are made part of this Prospectus. If you have any questions or for a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 7866, Fort Wayne, Indiana 46801, or call 1-888-868-2583. The SAI and other information about Lincoln Life and Account N are also available on the SEC's web site (http://www.sec.gov). There is a table of contents for the SAI on the last page of this Prospectus.


May 1, 2003

Table of contents


                Item                                        Page
                ------------------------------------------------
                Special terms                                 3
                ------------------------------------------------
                Expense tables                                4
                ------------------------------------------------
                Summary                                       9
                ------------------------------------------------
                Investment results                           10
                ------------------------------------------------
                Financial statements                         10
                ------------------------------------------------
                The Lincoln National Life Insurance Company  10
                ------------------------------------------------
                Variable annuity account (VAA)               10
                ------------------------------------------------
                Investments of the variable annuity account  11
                ------------------------------------------------
                Charges and other deductions                 15
                ------------------------------------------------
                The contracts                                17
                ------------------------------------------------
                Annuity payouts                              30
                ------------------------------------------------
                Fixed side of the contract                   34
                ------------------------------------------------



               Item                                         Page
               -------------------------------------------------
               Federal tax matters                           36
               -------------------------------------------------
               Voting rights                                 40
               -------------------------------------------------
               Distribution of the contracts                 40
               -------------------------------------------------
               Return privilege                              40
               -------------------------------------------------
               State regulation                              41
               -------------------------------------------------
               Records and reports                           41
               -------------------------------------------------
               Other information                             41
               -------------------------------------------------
               Legal proceedings                             41
               -------------------------------------------------
               Statement of additional information table of
               contents for Lincoln Life Variable Annuity
               Account N                                     42
               -------------------------------------------------
               Appendix A--condensed financial
               information                                  A-1
               -------------------------------------------------

Special terms



Account or variable annuity account (VAA)--The segregated investment account, Account N, into which Lincoln Life sets aside and invests the assets for the variable side of the contract offered in this Prospectus.

Accumulation unit--A measure used to calculate contract value for the variable side of the contract before the annuity commencement date.

Annuitant--The person on whose life the annuity benefit payments are based and upon whose life a death benefit may be paid.

Annuity commencement date--The valuation date when funds are withdrawn or converted into annuity units or fixed dollar payout for payment of retirement income benefits under the annuity payout option you select.

Annuity payout--An amount paid at regular intervals after the annuity commencement date under one of several options available to the annuitant and/or any other payee. This amount may be paid on a variable or fixed basis, or a combination of both.

Annuity unit--A measure used to calculate the amount of annuity payouts for the variable side of the contract after the annuity commencement date.

Beneficiary--The person you choose to receive the death benefit that is paid if you die before the annuity commencement date.

Bonus credit--The additional amount credited to the contract for each purchase payment.

Contractowner (you, your, owner)--The person who has the ability to exercise the rights within the contract (decides on investment allocations, transfers, payout option, designates the beneficiary, etc.). Usually, but not always, the owner is the annuitant.

Contract value--At a given time before the annuity commencement date, the total value of all accumulation units for a contract plus the value of the fixed side of the contract.

Contract year--Each one-year period starting with the effective date of the contract and starting with each contract anniversary after that.


Death benefit--The amount payable to your designated beneficiary if the owner dies before the annuity commencement date or, if selected, to the owner if the annuitant dies. A Guarantee of Principal Death Benefit, an Enhanced Guaranteed Minimum Death Benefit, a 5% Step-Up Death Benefit or an Estate Enhancement Benefit Rider may be available.


Earnings--The excess of contract value over the sum of bonus credits, persistency credits and purchase payments which have not yet been withdrawn from the contract.

Free amount--The amount that may be withdrawn each contract year without incurring a surrender charge.


i4LIFE/SM/ Advantage--An income program which combines periodic variable lifetime income payments with the ability to make withdrawals during a defined period, earlier version called Income4Life(R) solution.


Lincoln Life (we, us, our)--The Lincoln National Life Insurance Company.

Persistency credits--The additional amount credited to the contract after the fourteenth contract anniversary.

Purchase payments--Amounts paid into the contract other than bonus credits and persistency credits.

Subaccount--The portion of the VAA that reflects investments in accumulation and annuity units of a class of a particular fund available under the contracts. There is a separate subaccount which corresponds to each class of a fund.

Valuation date--Each day the New York Stock Exchange (NYSE) is open for trading.

Valuation period--The period starting at the close of trading (currently, 4:00 p.m. New York time) on each day that the NYSE is open for trading (valuation date) and ending at the close of such trading on the next valuation date.

Expense tables



The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.



The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract or transfer contract value between investment options and/or the fixed account. State premium taxes may also be deducted.



Contractowner Transaction Expenses:



.. Surrender Charge (as a percentage of purchase payments surrendered/withdrawn): 8.5%*



*The surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or withdrawal. We may waive this charge in certain situations. See Charges and other deductions--Surrender charge.



We may apply an interest adjustment to amounts being withdrawn, surrendered or transferred from a Guaranteed Period Account only (except for dollar cost averaging, portfolio rebalancing, cross-reinvestment and regular income payments under i4LIFE/SM/ Advantage). See Fixed side of the contract.



The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.



Annual Account Fee:  $35*



   *The account fee will be waived if your contract value is $100,000 or more at the end of any particular contract year.





Principal Security/SM/ Benefit Charge:



   Annual maximum guaranteed charge of 0.95% applied to the Guaranteed Amount. This annual charge is currently 0.45%*



*This annual charge is deducted from the contract value on a quarterly basis.





Separate Account Annual Expenses (as a percentage of average daily net assets in the subaccounts):





                                                                                              With Enhanced
                                With Estate Enhancement With Estate Enhancement               Guaranteed
                                Benefit Rider (EEB) in  Benefit Rider (EEB)     With 5%       Minimum       Guarantee
                                combination with 5%     Without 5% Step-Up      Step-Up       Death Benefit of Principal
                                Step-Up Death Benefit   Death Benefit           Death Benefit (EGMDB)       Death Benefit
                                ----------------------- ----------------------- ------------- ------------- -------------
..Mortality and expense risk
  charge                                 1.70%                   1.65%              1.60%         1.45%         1.35%
..Administrative charge                    .15%                    .15%               .15%          .15%          .15%

                                         -----                   -----              -----         -----         -----
..Total annual charge for each
  subaccount                             1.85%                   1.80%              1.75%         1.60%         1.50%



The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2002. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.



       Total Annual Fund Operating Expenses               Minimum Maximum
       (expenses that are deducted from fund assets,
       including management fees, distribution (12b-1)
       fees, and other expenses)                           0.32%   1.70%

       Net Total Annual Fund Operating Expenses*          Minimum Maximum
       (after contractual waivers/reimbursements)          0.30%   1.46%



* Several of the funds have entered into contractual waiver or reimbursement arrangements that may reduce fund fees and expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2004.

The following table shows expenses charged by each fund for the year ended December 31, 2002:

(as a percentage of each fund's average net assets):


                                                                                                  Total          Total
                     Management           12b-1 Fees          Other Expenses      Total Expenses  Contractual    Expenses (after
                     Fees (before any     (before any         (before any         (before any     waiver/        Contractual
                     waivers/             waivers/            waivers/            waivers/        reimbursements waivers/
                     reimbursements)  +   reimbursements) +   reimbursements) =   reimbursements) (if any)       reimbursements)
--------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Growth
 Fund (Series II)          0.63%               0.25%               0.28%               1.16%
--------------------------------------------------------------------------------------------------------------------------------
AIM V.I.
 International
 Growth Fund
 (Series II)               0.74                0.25                0.35                1.34
--------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier
 Equity Fund
 (Series II)               0.61                0.25                0.24                1.10
--------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
 Growth and Income
 Portfolio (class B)       0.63                0.25                0.05                0.93
--------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
 Premier Growth
 Portfolio (class B)       1.00                0.25                0.06                1.31
--------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
 Small Cap Value
 Portfolio (class
 B)/(1)/                   1.00                0.25                0.45                1.70           (0.25)%         1.45%
--------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
 Technology
 Portfolio (class B)       1.00                0.25                0.21                1.46
--------------------------------------------------------------------------------------------------------------------------------
American Funds
 Global Small
 Capitalization
 Fund (class 2)            0.80                0.25                0.04                1.09
--------------------------------------------------------------------------------------------------------------------------------
American Funds
 Growth Fund (class
 2)                        0.38                0.25                0.02                0.65
--------------------------------------------------------------------------------------------------------------------------------
American Funds
 Growth- Income
 Fund (class 2)            0.34                0.25                0.01                0.60
--------------------------------------------------------------------------------------------------------------------------------
American Funds
 International Fund
 (class 2)                 0.57                0.25                0.06                0.88
--------------------------------------------------------------------------------------------------------------------------------
Delaware VIP Large
 Cap Value Series
 (Service
 class)/(2)/               0.65                0.25                0.10                1.00
--------------------------------------------------------------------------------------------------------------------------------
Delaware VIP High
 Yield Series
 (Service
 class)/(3)/               0.65                0.25                0.13                1.03
--------------------------------------------------------------------------------------------------------------------------------
Delaware VIP REIT
 Series (Service
 class)/(4)/               0.75                0.25                0.09                1.09
--------------------------------------------------------------------------------------------------------------------------------
Delaware VIP Small
 Cap Value Series
 (Service
 class)/(4)/               0.75                0.25                0.10                1.10
--------------------------------------------------------------------------------------------------------------------------------
Delaware VIP Trend
 Series (Service
 class)/(4)/               0.75                0.25                0.09                1.09
--------------------------------------------------------------------------------------------------------------------------------
Delaware VIP U.S.
 Growth Series
 (Service
 class)/(5)/               0.65                0.25                0.10                1.00
--------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP
 Contrafund
 Portfolio (Service
 class 2)                  0.58                0.25                0.10                0.93
--------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP
 Equity-Income
 Portfolio (Service
 class 2)                  0.48                0.25                0.10                0.83
--------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP
 Growth Portfolio
 (Service class 2)         0.58                0.25                0.10                0.93
--------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP
 Overseas Portfolio
 (Service class 2)         0.73                0.25                0.18                1.16
--------------------------------------------------------------------------------------------------------------------------------
FTVIPT Franklin
 Small Cap Fund
 (class 2)/(6)/            0.53                0.25                0.31                1.09           (0.05)          1.04
--------------------------------------------------------------------------------------------------------------------------------
FTVIPT Templeton
 Growth Securities
 Fund (class 2)            0.81                0.25                0.06                1.12
--------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Mid Cap
 Growth Portfolio
 (Service class)           0.65                0.25                0.02                0.92
--------------------------------------------------------------------------------------------------------------------------------
Janus Aspen
 Balanced Portfolio
 (Service class)           0.65                0.25                0.02                0.92
--------------------------------------------------------------------------------------------------------------------------------
Janus Aspen
 Worldwide Growth
 Portfolio
 (Service class)           0.65                0.25                0.05                0.95
--------------------------------------------------------------------------------------------------------------------------------
Lincoln VIP
 Aggressive Growth
 Fund (Standard
 class)/(7)/               0.74                0.00                0.16                0.90
--------------------------------------------------------------------------------------------------------------------------------
Lincoln VIP Bond
 Fund (Standard
 class)/(7)/               0.39                0.00                0.09                0.48
--------------------------------------------------------------------------------------------------------------------------------

                                                                                                         Total
                            Management           12b-1 Fees          Other Expenses      Total Expenses  Contractual
                            Fees (before any     (before any         (before any         (before any     waiver/
                            waivers/             waivers/            waivers/            waivers/        reimbursements
                            reimbursements)  +   reimbursements) +   reimbursements) =   reimbursements) (if any)
------------------------------------------------------------------------------------------------------------------------
Lincoln VIP Capital
 Appreciation Fund
 (Standard
 Class)/(7)/                      0.73%               0.00%               0.09%               0.82%
------------------------------------------------------------------------------------------------------------------------
Lincoln VIP Global
 Asset Allocation
 Fund (Standard
 Class)/(7)/                      0.74                0.00                0.31                1.05
------------------------------------------------------------------------------------------------------------------------
Lincoln VIP
 International Fund
 (Standard
 Class)/(7)/                      0.85                0.00                0.20                1.05
------------------------------------------------------------------------------------------------------------------------
Lincoln VIP Money
 Market Fund
 (Standard
 Class)/(7)/                      0.42                0.00                0.10                0.52
------------------------------------------------------------------------------------------------------------------------
Lincoln VIP Social
 Awareness Fund
 (Standard
 Class)/(7)/                      0.35                0.00                0.08                0.43
------------------------------------------------------------------------------------------------------------------------
MFS(R) VIT Capital
 Opportunities
 Series
 (Service class)/(8)(9)/          0.75                0.25                0.18                1.18           (0.03)%
------------------------------------------------------------------------------------------------------------------------
MFS(R) VIT Trust
 Emerging Growth
 Series
 (Service class)/(9)/             0.75                0.25                0.11                1.11
------------------------------------------------------------------------------------------------------------------------
MFS(R) VIT Trust
 Total Return
 Series (Service
 class)/(9)/                      0.75                0.25                0.11                1.11
------------------------------------------------------------------------------------------------------------------------
MFS(R) VIT Trust
 Utilities Series
 (Service
 class)/(9)/                      0.75                0.25                0.19                1.19
------------------------------------------------------------------------------------------------------------------------
Neuberger Berman
 AMT Mid-Cap Growth
 Portfolio                        0.84                0.00                0.11                0.95
------------------------------------------------------------------------------------------------------------------------
Neuberger Berman
 AMT Regency
 Portfolio/(10)/                  0.85                0.00                0.43                1.28
------------------------------------------------------------------------------------------------------------------------
Putman VT Growth &
 Income Fund (Class
 1B)                              0.48                0.25                0.04                0.77
------------------------------------------------------------------------------------------------------------------------
Putman VT Health
 Sciences Fund
 (Class 1B)                       0.70                0.25                0.13                1.08
------------------------------------------------------------------------------------------------------------------------
Scudder VIT EAFE
 Equity
 Index Fund (Class A)/(11)/       0.45                0.00                0.47                0.92           (0.27)
------------------------------------------------------------------------------------------------------------------------
Scudder VIT Equity
 500
 Index Fund (Class A)/(12)/       0.20                0.00                0.12                0.32           (0.02)
------------------------------------------------------------------------------------------------------------------------
Scudder VIT Small
 Cap
 Index Fund (Class A)/(13)/       0.35                0.00                0.26                0.61           (0.16)
------------------------------------------------------------------------------------------------------------------------


                            Total
                            Expenses (after
                            Contractual
                            waivers/
                            reimbursements)
-------------------------------------------
Lincoln VIP Capital
 Appreciation Fund
 (Standard
 Class)/(7)/
-------------------------------------------
Lincoln VIP Global
 Asset Allocation
 Fund (Standard
 Class)/(7)/
-------------------------------------------
Lincoln VIP
 International Fund
 (Standard
 Class)/(7)/
-------------------------------------------
Lincoln VIP Money
 Market Fund
 (Standard
 Class)/(7)/
-------------------------------------------
Lincoln VIP Social
 Awareness Fund
 (Standard
 Class)/(7)/
-------------------------------------------
MFS(R) VIT Capital
 Opportunities
 Series
 (Service class)/(8)(9)/         1.15%
-------------------------------------------
MFS(R) VIT Trust
 Emerging Growth
 Series
 (Service class)/(9)/
-------------------------------------------
MFS(R) VIT Trust
 Total Return
 Series (Service
 class)/(9)/
-------------------------------------------
MFS(R) VIT Trust
 Utilities Series
 (Service
 class)/(9)/
-------------------------------------------
Neuberger Berman
 AMT Mid-Cap Growth
 Portfolio
-------------------------------------------
Neuberger Berman
 AMT Regency
 Portfolio/(10)/
-------------------------------------------
Putman VT Growth &
 Income Fund (Class
 1B)
-------------------------------------------
Putman VT Health
 Sciences Fund
 (Class 1B)
-------------------------------------------
Scudder VIT EAFE
 Equity
 Index Fund (Class A)/(11)/      0.65
-------------------------------------------
Scudder VIT Equity
 500
 Index Fund (Class A)/(12)/      0.30
-------------------------------------------
Scudder VIT Small
 Cap
 Index Fund (Class A)/(13)/      0.45
-------------------------------------------



(1)For the period May 1, 2002 through April 30, 2003, the Advisor has contractually waived and/or reimbursed certain expenses of the portfolio to the extent total expenses will not exceed 1.45%. For the period May 1, 2003 through April 30, 2004, the Adviser has contractually waived and/or reimbursed certain expenses of the Portfolio to the extent total expenses will not exceed 1.45%.



(2)For the period May 1, 2001 through April 30, 2003, the Adviser contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) would not exceed 0.80%. Effective May 1, 2003 through April 30, 2004, the Adviser has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) will not exceed 0.80%. The Adviser has voluntarily elected to waive its management fee to 0.60% indefinitely. Taking into account this arrangement, which can be terminated any time, total expenses for the year ending December 31, 2002 were 0.95%.



(3)For the period May 1, 2001 through April 30, 2003, the Adviser contractually waived its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) would not exceed 0.80%. Effective May 1, 2003 through April 30, 2004, the Adviser has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) will not exceed 0.80%.



(4)For the period May 1, 2001 through April 30, 2002, the Adviser contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) would not exceed 0.85%. Effective May 1, 2003 through April 30, 2004, the Adviser has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) will not exceed 0.95%.



(5)For the period May 1, 2001 through April 30, 2002, the Adviser contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) would not exceed 0.75%. Effective May 1, 2003 through

   April 30, 2004, the Adviser has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) will not exceed 0.80%.



(6)The Manager had contractually agreed in advance to make an estimated reduction of 0.05% of its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund for cash management. This arrangement will continue as long as the Fund invests in the money fund.



(7)The fees and expenses shown in the table have been restated to reflect a new management agreement effective January 1, 2003, which shareholders approved on December 9, 2002, and a new administration agreement that also became effective January 1, 2003. The aggregate fees and expenses charged to the fund pursuant to the new agreement are higher than the fees and expenses previously charged to the fund.



(8)MFS has contractually agreed, subject to reimbursement to bear the series' expenses such that "Other Expenses" (after taking into account the expense offset and brokerage arrangements described below), do not exceed 0.15% annually. These contractual fee arrangements will continue until at least May 1, 2004, unless changed with the consent of the board of trustees which oversees the series.



(9)Each series has a voluntary expense offset arrangement that reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. This arrangement can be discontinued at any time. "Other Expenses" do not take into account these fee reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, "Net Expenses" would be lower for each series and would equal 1.10% Emerging Growth and 1.18% Utilities. There were no fee reductions for the Capital Opportunities and Total Return Series.



(10)Reflects a recoupment of 0.05% of the portfolio's expenses previously paid by the adviser. The expense reimbursement arrangements for the Portfolios are contractual for three years (ending December 31, 2006) and any excess expenses can be repaid to Neuberger Berman Management, Inc. within three years of the year incurred, provided such recoupment would not cause the Portfolio to exceed its respective limitation of 1.50%.



(11)The Adviser has contractually agreed to waive its fees and/or reimburse expenses of the Fund, to the extent necessary, to limit all expenses to 0.65% until April 30, 2005.



(12)The Adviser has contractually agreed to waive its fees and/or reimburse expenses of the Fund, to the extent necessary, to limit all expenses to 0.30% until April 30, 2005.



(13)The Adviser has contractually agreed to waive its fees and/or reimburse expenses of the Fund, to the extent necessary, to limit all expenses to 0.45% until April 30, 2005.

EXAMPLES




This Example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contractowner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses.



The Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return and assumes the maximum fees and expenses of any of the funds and that the EEB with 5% Step-Up death benefit and the Principal Security/SM/ Benefit are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



1) If you surrender your contract at the end of the applicable time period:



  1 year 3 years 5 years 10 years
---------------------------------
  $1,255 $2,029  $2,675   $4,286



2) If you annuitize or do not surrender your contract at the end of the applicable time period:



  1 year 3 years 5 years 10 years
---------------------------------
   $405  $1,229  $2,075   $4,286



For more information, see Charges and other deductions in this Prospectus, and the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. The examples do not reflect bonus credits or persistency credits. Different fees and expenses not reflected in the examples may be imposed during a period in which regular income or annuity payouts are made. See The contracts--i4LIFE/SM/ Advantage for IRA contracts and Annuity payouts--including i4LIFE/SM/ Advantage (Non-Qualified annuity contracts only), including the Guaranteed Income Benefit Rider. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.

Summary

What kind of contract am I buying? It is an individual variable and/or interest adjusted annuity contract between you and Lincoln Life. This Prospectus describes the variable side of the contract. See The contracts. The contract and certain riders, benefits, service features, and enhancements may not be available in all states, and the charges may vary in certain states. You should refer to your contract for any state-specific provisions. Please check with your investment representative regarding their availability.

What is the variable annuity account (VAA)? It is a separate account we established under Indiana insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which Lincoln Life may conduct. See Variable annuity account.

What are my investment choices? Based upon your instruction for purchase payments, the VAA applies your purchase payments, bonus credits and persistency credits to buy shares in one or more of the investment options. See Investments of the variable annuity account--Description of the funds.

Who invests my money? Several different investment advisers manage the investment options. See Investments of the variable annuity account--Investment advisers.

How does the contract work? If we approve your application, we will send you a contract. When you make purchase payments during the accumulation phase, you receive bonus credits and you buy accumulation units. If you decide to receive retirement income payments, your accumulation units are converted to annuity units. Your retirement income payments will be based on the number of annuity units you received and the value of each annuity unit on payout days. See The contracts.

What charges do I pay under the contract? If you withdraw purchase payments, you pay a surrender charge from 0% to 8.5% of the surrendered or withdrawn purchase payment, depending upon how long those payments have been invested in the contract. We may waive surrender charges in certain situations. See Charges and other deductions--Surrender charge.

We will deduct any applicable premium tax from purchase payments or contract value at the time the tax is incurred or at another time we choose.

We charge an account fee of $35 on any contract anniversary if the contract value is less than $100,000.


We apply a charge to the daily net asset value of the VAA. There is an administrative charge of 0.15% plus a mortality and expense risk charge of 1.35% for the Guarantee of Principal death benefit, 1.45% for the EGMDB, 1.60% for the 5% step-up death benefit, 1.65% for the EEB Rider (without 5% step-up), and 1.70% for the EEB Rider (in combination with 5% step-up). See Charges and other deductions.



The annual charge for the Principal Security/SM/ Benefit is currently 0.45% of the Guaranteed Amount deducted on a quarterly basis. If you elect to reset your Principal Security/SM/ Benefit, we reserve the right to increase the charge up to a maximum of 0.95%. See Charges and other deductions.


The funds' investment management fees, expenses and expense limitations, if applicable, are more fully described in the prospectuses for the funds.


Charges may also be imposed during the regular income or annuity payout period, including if you elect i4LIFE/SM/ Advantage. See The contracts and Annuity payouts.



For information about the compensation we pay for sales of contracts, see The contracts--Commissions.


What purchase payments do I make, and how often? Subject to the minimum and maximum payment amounts, your payments are completely flexible. See The contracts--Purchase payments.

What is a bonus credit and a persistency credit? When purchase payments are made, Lincoln Life will credit an additional amount to the contract, known as a bonus credit. The amount of the bonus credit is calculated as a percentage of the purchase payments. The bonus credit percentage will vary based on the owner's cumulative purchase payments, as defined in this Prospectus. All bonus credits become part of the contract value at the same time as the corresponding purchase payments. Bonus credits are not considered to be purchase payments. See The contracts--Bonus credits.

A persistency credit of .05% of contract value less purchase payments that have been in the contract less than fourteen years will be credited on a quarterly basis after the fourteenth anniversary. See The contracts--Persistency credits.


Lincoln Life offers a variety of variable annuity contracts. Other annuity contracts that we offer have no provision for bonus credits but may have lower mortality and expense risk charges and/or lower surrender charges. During the surrender charge period, the amount of bonus credit may be more than offset by higher surrender charges associated with the bonus credit. After the fourteenth contract anniversary, the persistency credits are designed to fully or partially offset these additional bonus charges. We encourage you to talk with your financial adviser and determine which annuity contract is most appropriate for you.


How will my annuity payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving annuity payouts from your contract as a fixed option or variable option or a combination of both. See Annuity payouts--Annuity options.

Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios.


What is i4LIFE/SM/ Advantage? i4LIFE/SM/ Advantage is an income program that provides periodic variable lifetime income payments, a death benefit, and the ability to make purchase payments (IRA contracts only) and withdrawals during a defined period of time. We assess a charge, imposed only during the i4LIFE/SM/ Advantage payout phase, based on the i4LIFE/SM/ Advantage death benefit you choose.



What happens if I die before I annuitize? Your beneficiary will receive death benefit proceeds based upon the death benefit you select. Your beneficiary has options as to how the death benefit is paid. In the alternative, you may choose to receive a death benefit on the death of the annuitant. See The contracts--Death benefit and i4LIFESM Advantage (IRA).



May I transfer contract value between variable options and between the variable and fixed sides of the contract? Yes, subject to currently effective restrictions. For example, transfers made before the annuity commencement date are generally restricted to no more than twelve (12) per contract year. If permitted by your contract, we may discontinue accepting transfers into the fixed side of the contract at any time. See The contracts--Transfers on or before the annuity commencement date and Transfers after the annuity commencement date.



What is the Principal Security/SM/ Benefit? This Benefit, which may be available for purchase at an additional charge, provides a minimum Guaranteed Amount that may be withdrawn through periodic withdrawals. The Guaranteed Amount is equal to the initial purchase payment (or contract value at the time of election) as adjusted.


May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. See The contracts--Surrenders and withdrawals. If you surrender the contract or make a withdrawal, certain charges may apply. See Charges and other deductions. A portion of surrender/withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 59 1/2, a 10% Internal Revenue Service (IRS) tax penalty may apply. A surrender or a withdrawal also may be subject to 20% withholding. See Federal tax matters.

Do I get a free look at this contract? Yes. You can cancel the contract within ten days (in some states longer) of the date you first receive the contract. You need to return the contract, postage prepaid, to our home office. In most states you assume the risk of any market drop on purchase payments you allocate to the variable side of the contract. We will not refund any bonus credits credited to your contract value if you elect to cancel your contract; however, we will assume the risk of investment loss on the bonus credits. See Return privilege.


Where may I find more information about accumulation unit values? The Appendix to this Prospectus provides more information about accumulation unit values.


Investment results

At times, the VAA may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods, with or without contingent deferred sales charges. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value. The money market subaccount's yield is based upon investment performance over a 7-day period, which is then annualized.

During extended periods of low interest rates, the yields of any subaccount investing in a money market fund may also become extremely low and possibly negative.

The money market yield figure and annual performance of the subaccounts are based on past performance and do not indicate or represent future performance. See the SAI for further information.

Financial statements


The financial statements of the VAA and of Lincoln Life are located in the SAI. If you would like a free copy of the SAI, complete and mail the enclosed card, or call 1-888-868-2583.


The Lincoln National Life Insurance Company


The Lincoln National Life Insurance Company (Lincoln Life), organized in 1905, is an Indiana-domiciled insurance corporation, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana.


Variable annuity account (VAA)

On November 3, 1997, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The SEC does not supervise the VAA or Lincoln Life. The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. Lincoln Life is the issuer of the contracts and the obligations set forth in the contract, other than those of the contract owner, are Lincoln Life's. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.

The VAA is used to support other annuity contracts offered by Lincoln Life in addition to the contracts described in this Prospectus. The other annuity contracts supported by the VAA generally invest in the same funds as the contracts described in this Prospectus. These other annuity contracts may have different charges that could affect the performance of their subaccounts, and they offer different benefits.

Investments of the variable annuity account

You decide the subaccount(s) to which you allocate purchase payments. Bonus credits are allocated to the subaccounts at the same time and at the same percentage as the purchase payments being made. There is a separate subaccount which corresponds to each class of each fund. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request. We reserve the right to add, delete or substitute funds.

Investment advisers
The investment advisers of the funds are:

AIM Variable Insurance Funds, Inc. ("AIM V.I. Funds"), managed by AIM Advisors, Inc.


AllianceBernstein Variable Products Series Fund managed by Alliance Capital Management, L.P.



American Funds Insurance Series ("American Funds"), managed by Capital Research and Management Company.


Delaware VIP Trust ("Delaware VIP"), managed by Delaware Management Company.

Franklin Templeton Variable Insurance Products Trust--FTVIPT Franklin Small Cap is managed by Franklin Advisers, Inc.; FTVIPT Templeton Growth Securities is managed by Templeton Global Advisors Limited.

Janus Aspen Series, managed by Janus Capital Management LLC.


Lincoln Variable Insurance Products Trust ("Lincoln VIP"), managed by Delaware Management Company. The Aggressive Growth and Global Asset Allocation Funds are sub-advised by Putnam Investment Management, L.L.C. The Capital Appreciation Fund is sub-advised by Janus Capital Management LLC. The International Fund is sub-advised by Delaware International Advisers, Ltd.




MFS--Variable Insurance Trust ("MFS Variable Trust"), managed by Massachusetts Financial Services Company.

Neuberger Berman Advisers Management Trust (Neuberger Berman AMT), managed by Neuberger Berman Management, Inc.

Putnam Variable Trust (Putnam VT), managed by Putnam Investment Management,
L.L.C.


Scudder Investment VIT Funds ("Scudder VIT"), managed by Deutsche Asset Management Inc.


Variable Insurance Products ("Fidelity(R) VIP"), managed by Fidelity Management & Research Company.



As compensation for their services to the fund, the investment advisers receive a fee from the fund, which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined under the Purchase and Redemption of Shares, in the prospectus for the fund.


With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may compensate Lincoln Life (or an affiliate) for administrative, distribution, or other services. We also may receive 12b-1 fees from funds. Some funds may compensate us significantly more than other funds. It is anticipated that such compensation will be based on assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by Lincoln Life (or an affiliate). As of the date of this Prospectus, we were receiving compensation from each fund company.


The funds' shares are issued and redeemed only in connection with variable annuity contracts and variable life insurance policies (mixed funding) issued through separate accounts of Lincoln Life and other life insurance companies (shared funding). The funds do not foresee any disadvantage to contractowners arising out of mixed or shared funding. Nevertheless, the funds' Boards intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices.

Description of the funds
Each of the subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.

Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser.

Following are brief summaries of the investment objectives and policies of the funds. Each fund is subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund. More detailed information may be obtained from the current prospectus for the fund which accompanies this booklet. You should read each fund prospectus carefully before investing. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.


American Funds Global Small Capitalization Fund: Seeks to make your investment grow over time by investing primarily in stocks of smaller companies located around the world that typically have market capitalizations of $50 million to $1.5 billion. The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.



American Funds Growth Fund: Seeks to make your investment grow by investing primarily in common stocks of companies that appear to offer superior opportunities for growth of capital. The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.



American Funds Growth-Income Fund: Seeks to make your investment grow and provide you with income over time by investing primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends. The fund is designed for investors seeking both capital appreciation and income.



American Funds International Fund: Seeks to make your investment grow over time by investing primarily in common stocks of companies located outside the United States. The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.


AIM V.I. Growth Fund: Seeks growth of capital.

AIM V.I. International Growth Fund: Seeks to provide long-term growth of capital.

AIM V.I. Premier Equity Fund: Seeks to achieve long-term growth of capital. Income is a secondary objective.


AllianceBernstein Growth and Income Portfolio: Seeks reasonable current income and reasonable appreciation through investments primarily in dividend-paying common stocks of good quality. The portfolio also may invest in fixed-income securities and convertible securities.



AllianceBernstein Premier Growth Portfolio: Seeks long-term growth of capital by pursuing aggressive investment policies. The portfolio invests predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth.





AllianceBernstein Small Cap Value Portfolio: Seeks long-term growth of capital. The portfolio invests primarily in a diversified portfolio of equity securities of companies with relatively small market capitalizations. Under normal circumstances, the portfolio will invest at least 65% of its total assets in these types of securities. The portfolio's investment policies emphasize investment in companies that are determined to be undervalued, using a fundamental value approach.



AllianceBernstein Technology Portfolio: Seeks to emphasizes growth of capital and invests for capital appreciation. Current income is only an incidental consideration. The portfolio may seek income by writing listed call options. The portfolio invests primarily in securities of companies expected to benefit from technological advances and improvements (i.e., companies that use technology extensively in the development of new or improved products or processes).


Delaware VIP Large Cap Value Series: Seeks capital appreciation with current income as a secondary objective. Under normal circumstances, at least 80% of the Series' net assets will be in investments of large cap companies. Management considers buying a stock when they believe it is undervalued and has the potential to increase in price as the market realizes its true value.

Delaware VIP High Yield Series: Seeks total return and, as a secondary objective, high current income. Under normal circumstances, the Series will invest at least 80% of its net assets in fixed income securities rated at the time of purchase BB or lower by S & P or similarly rated by another NRSRO or, if unrated, judged to be of comparable quality.

Delaware VIP REIT Series: Seeks to achieve maximum long-term total return with capital appreciation as a secondary objective by investing primarily in the securities of companies primarily engaged in the real estate industry.




Delaware VIP Small Cap Value Series: Seeks capital appreciation by investing primarily in stocks of companies whose market values appear low relative to underlying value or future earning potential. Under normal circumstances, at least 80% of the Series' net assets will be investments of small cap companies.


Delaware VIP Trend Series: Seeks long-term capital appreciation by investing primarily in stocks of small growth oriented or emerging companies that, in the management team's view, are responsive to changes within the marketplace and have the fundamental characteristics to support continued growth.




Delaware VIP U.S. Growth Series: Seeks to maximize capital appreciation. Under normal circumstances, at least 80% of the Series' net assets will be in U.S. investments. Investment management looks for stocks with low dividend yields, strong balance sheets, and high-expected earnings growth rates as compared to other companies in the same industry.



Fidelity(R) VIP Contrafund Portfolio: Seeks long-term capital appreciation.



Fidelity(R) VIP Equity-Income Portfolio: Seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield, which exceeds the composite yield on the securities comprising the Standard and Poor's 500 Index (S&P 500).



Fidelity(R) VIP Growth Portfolio: Seeks to achieve capital appreciation.



Fidelity(R) VIP Overseas Portfolio: Seeks long-term growth of capital.



FTVIPT Templeton Growth Securities Fund: Seeks long-term capital growth. The fund normally invests mainly in equity securities of companies located anywhere in the world, including those in the U.S. and emerging markets.



FTVIPT Franklin Small Cap Fund: Seeks long-term capital growth. The fund normally invests at least 80% of its net assets in investments of small capitalization companies. For this fund, small cap companies are those with market capitalization values not exceeding (1) $1.5 billion, or (2) the highest market capitalization value in the Russell 2000(R) Index, whichever is greater, at the time of purchase.



Janus Aspen Mid Cap Growth Portfolio: Seeks long-term growth of capital by investing primarily in common stocks selected for their growth potential and normally invests at least 50% of its equity assets in medium sized companies.


Janus Aspen Balanced Portfolio: Seeks long-term capital growth consistent with the preservation of capital and balanced by current income. The portfolio normally invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The portfolio will normally invest at least 25% of its assets in fixed-income securities.

Janus Aspen Worldwide Growth Portfolio: Seeks long-term growth of capital in a manner consistent with the preservation of capital by investing primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.


Lincoln VIP Aggressive Growth Fund: Seeks to maximize capital appreciation. The fund invests in a diversified group of domestic stocks primarily of small and medium size companies.



Lincoln VIP Bond Fund: Seeks maximum current income consistent with a prudent investment strategy. The fund invests in a diverse group of domestic fixed income securities including high-quality investment-grade corporate bonds, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and mortgage-backed securities.



Lincoln VIP Capital Appreciation Fund: Seeks long-term growth of capital in a manner consistent with preservation of capital. The fund primarily invests in stocks of large and medium-sized U.S. companies. Under normal conditions, the fund will invest a minimum of 65% of its total assets in stocks and may also buy some money market securities and bonds, including junk bonds.



Lincoln VIP Global Asset Allocation Fund: Seeks long-term return consistent with preservation of capital. The fund allocates its assets among several categories of equity, fixed-income and money market securities of U.S. and foreign issuers.



Lincoln VIP International Fund: Seeks long-term capital appreciation. The fund trades in securities issued outside the United States--mostly stocks, with an occasional bond or money market security.



Lincoln VIP Money Market Fund: Seeks maximum current income consistent with the preservation of capital by investing in money market securities that provide the most attractive yields. The fund invests in high quality short-term obligations issued by U.S. corporations; the U.S. Government; and federally chartered banks and U.S. branches of foreign banks.



Lincoln VIP Social Awareness Fund: Seeks long-term capital appreciation. The fund buys stocks of large and medium sized companies, which adhere to certain specific social criteria.


MFS(R) Variable Trust Capital Opportunities Series: Seeks capital appreciation.


MFS(R) Variable Trust Emerging Growth Series: Seeks to provide long-term growth of capital.



MFS(R) Variable Trust Total Return Series: Seeks mainly to provide above-average income consistent with the prudent employment of capital and to provide a reasonable opportunity for capital growth and income.

MFS(R) Variable Trust Utilities Series: Seeks capital growth and current income (income above that available from a portfolio invested entirely in equities securities).



Neuberger Berman AMT Mid-Cap Growth Portfolio: Seeks growth of capital by investing primarily in common stocks of mid-capitalization companies, using a growth-oriented investment approach.



Neuberger Berman AMT Regency Portfolio: Seeks growth of capital by investing mainly in common stocks of mid-capitalization companies. The Portfolio seeks to reduce risk by diversifying among different companies and industries.



Putnam VT Growth & Income Fund: Seeks capital growth and current income by investing mainly in common stocks of U.S. companies with a focus on value stocks that offer the potential for capital growth, current income or both.



Putnam VT Health Sciences Fund: Seeks capital appreciation by investing mainly in common stocks of companies in the health sciences industry with a focus on growth stocks.



Scudder VIT EAFE Equity Index Fund: Seeks to replicate as closely as possible, before the deduction of expenses, the total return of the Morgan Stanley Capital International (MSCI) EAFE(R) Index (EAFE(R) Index) which emphasizes stocks of companies in major markets in Europe, Australasia and the Far East.



Scudder VIT Equity 500 Index Fund: Seeks to replicate as closely as possible, before the deduction of expenses, the performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index), which emphasizes stocks of large U.S. companies.



Scudder VIT Small Cap Index Fund: The Fund seeks to


replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000 Small Stock Index (the Russell 2000 Index), which emphasizes stocks of small U.S. companies.




Fund shares
We will purchase shares of the funds at net asset value and direct them to the appropriate subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay annuity payouts, death benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one subaccount to another, we may redeem shares held in the first and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.

When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.

The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various contractowners participating in a fund could conflict. Each of the fund's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. See the Prospectuses for the funds.

Shares of the funds are not sold directly to the general public. They are sold to Lincoln Life, and may be sold to other insurance companies, for investment of the assets of the subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.

Reinvestment of dividends and capital gain distributions
All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to contractowners as additional units, but are reflected as changes in unit values.

Addition, deletion or substitution of investments
We reserve the right, within the law, to add, delete and substitute series and/or funds within the VAA. We may also add, delete, or substitute series or funds only for certain classes of contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of contractowners.

Substitutions may be made with respect to existing investments or the investments of future purchase payments, or both. We may close subaccounts to allocations of purchase payments or contract value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts.

Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion. We will not substitute shares of one fund for another without any necessary approval by the SEC. We will also provide you advance written notice.

Charges and other
deductions


We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder. More particularly, our administrative services include: processing applications for and issuing the contracts, processing purchases and redemptions of fund shares as required (including dollar cost averaging, cross-reinvestment, portfolio rebalancing, and automatic withdrawal services--See Additional services and the SAI for more information on these programs), maintaining records, administering annuity payouts, furnishing accounting and valuation services (including the calculation and monitoring of daily subaccount values), reconciling and depositing cash receipts, providing contract confirmations, providing toll-free inquiry services and furnishing telephone and electronic fund transfer services. The risks we assume include: the risk that annuitants receiving annuity payouts under contracts live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed); the risk that death benefits paid will exceed the actual contract value; and the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change). The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the contingent deferred sales charge collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. A portion of the mortality and expense risk and administrative charge and a portion of the surrender charges are assessed to fully or partially recoup bonus credits paid into the contract by Lincoln Life when purchase payments are made. We may profit from one or more of the fees and changes deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.


Deductions from the VAA for Lincoln ChoicePlus II Bonus

We apply a charge to the daily net asset value of the VAA. There is an administrative charge of 0.15% plus a mortality and expense risk charge of 1.35% for the Guarantee of Principal death benefit, 1.45% for the EGMDB, 1.60% for the 5% step-up death benefit, 1.65% for the EEB Rider (without 5% Step-up), and 1.70% for the EEB Rider (in combination with 5% Step-up).


Surrender charge
A surrender charge applies (except as described below) to surrenders and withdrawals of other purchase payments that have been invested for the periods indicated as follows:

                    Number of contract
                    anniversaries since purchase
                    payment was invested
--------------------------------------------------------------------
                    Less than  At least
                    2 years    2    3    4    5    6    7    8   9+
Surrender charge as
 a percentage of
 the surrendered
 or withdrawn
 purchase
 payments           8.5%       8    7    6    5    4    3    2   0

A surrender charge does not apply to:

 1.A surrender or withdrawal of a purchase payment beyond the ninth anniversary since the purchase payment was invested.

 2.Withdrawals of contract value during a contract year to the extent that the total contract value withdrawn during the current contract year does not exceed the free amount which is equal to the greater of 10% of the current contract value or 10% of the total purchase payments;


 3.Purchase payments that have been invested in the contract for at least 12 months when used in the calculation of the initial benefit payment to be made under an annuity payout option, other than the i4LIFE/SM/ Advantage option.


 4.A surrender or withdrawal of any purchase payments, if such purchase payments were received more than 12 months prior to the onset of a permanent and total disability of the contractowner as defined in Section 22(e)(3) of the tax code, which disability occurred after the effective date of the contract and before the 65th birthday of the contractowner. For contracts issued in the State of New Jersey, a different definition of permanent and total disability applies.

 5.When the surviving spouse assumes ownership of the contract as a result of the death of the original owner;

 6.A surrender or withdrawal of any purchase payments, if such purchase payments were received more than 12 months prior to admittance of the contractowner to an accredited nursing home or equivalent health care facility, where the admittance into the nursing home occurs after the effective date of the contract and the owner has been confined for at least 90 consecutive days.

 7.A surrender or withdrawal of any purchase payments, if such purchase payments were received more than 12 months prior to the diagnosis date of a terminal illness that is after the effective date of the contract and results in a life expectancy of less than one year as determined by a qualified professional medical practitioner.

 8.A surrender of the contract as a result of the death of the contractowner or annuitant.

 9.A surrender or withdrawal of a purchase payment beyond the fifth anniversary since the purchase payment was invested for any contract issued to employees and registered representatives of any member of the selling group and their spouses and minor children, or to officers, directors, trustees or bona-fide full-time employees and their spouses and minor children, of Lincoln Financial Group, or any of the investment advisers of the funds currently being offered, or their affiliated or managed companies (hereafter referred to as "Employees and Selling Group Members" and based upon the contractowner's status at the time the contract was purchased), provided the contract was not issued with the assistance of a sales representative under contract with Lincoln Life. For the individuals described above, a reduced schedule of surrender charges applies.

10.A surrender or annuitization of bonus credits and persistency credits.


11.Purchase payments when used in the calculation of the initial periodic income payment and initial Account Value under the i4LIFE/SM/ Advantage option.


12.Periodic payments made under any annuity payout option made available by Lincoln Life.


13.Regular income payments made under i4LIFE/SM/ Advantage.



14.Amount up to the Annual Withdrawal Limits under the Principal Security/SM
   /Benefit, subject to certain conditions.


For purposes of calculating the surrender charge on withdrawals, Lincoln Life assumes that:

a.The free amount will be withdrawn from purchase payments on a "first in-first out (FIFO)" basis.

b.Prior to the ninth anniversary of the contract, any amount withdrawn above the free amount during a contract year will be withdrawn in the following order:

  1.from purchase payments (on a FIFO basis) until exhausted; then

  2.from earnings until exhausted; then

  3.from bonus credits.

c.On or after the ninth anniversary of the contract, any amount withdrawn above the free amount during a contract year will be withdrawn in the following order:

  1.from purchase payments (on a FIFO basis) to which a surrender charge no longer applies until exhausted; then

  2.from earnings and persistency credits until exhausted; then

  3.from bonus credits attributable to purchase payments to which a surrender charge no longer applies until exhausted; then

  4.from purchase payments (on a FIFO basis) to which a surrender charge still applies until exhausted; then

  5.from bonus credits attributable to purchase payments to which a surrender charge still applies.

We apply the surrender charge as a percentage of purchase payments, which means that you would pay the same surrender charge at the time of surrender regardless of whether your contract value has increased or decreased.

The surrender charge is calculated separately for each purchase payment. The surrender charges associated with surrender or withdrawal are paid to us to compensate us for the loss we experience on contract distribution costs when contractowners surrender or withdraw before distribution costs have been recovered.

If the contractowner is a corporation or other non-individual (non-natural person), the annuitant or joint annuitant will be considered the contractowner or joint owner for purposes of determining when a surrender charge does not apply.

Account fee
During the accumulation period, we will deduct $35 from the contract value on each contract anniversary to compensate us for the administrative services provided to you; this $35 account fee will also be deducted from the contract value upon surrender. This fee may be lower in certain states, if required. The account fee will be waived for any contract with a contract value that is equal to or greater than $100,000 on the contract anniversary. There is no account fee on contracts issued to Employees or Selling Group Members.

Rider charges
A fee or expense may also be deducted in connection with any benefits added to the contract by rider or endorsement. See the rider for any applicable fee or expense.


Principal Security/SM/ Benefit Charge. During the accumulation period, there is a charge for the Principal Security/SM/ Benefit Rider, if elected. The Rider charge is equal to an annual rate of 0.45% (0.1125% quarterly) and is applied to the Guaranteed Amount as adjusted. We will deduct the cost of this Rider quarterly, from contract value with the first deduction occurring on the valuation date on or next following the three-month anniversary of the effective date of the Rider or the most recent reset date. This deduction will be in proportion to the value in each subaccount and the fixed side of the contract on the valuation date the Rider charge is assessed. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases.

If you elect to reset the Guaranteed Amount, a pro-rata deduction of the Rider cost will be made on the valuation date of the reset. We also will begin assessing the Rider charge currently in effect at the time of reset. This Rider charge may increase if you elect to reset, however, the charge will never exceed the guaranteed maximum annual charge of 0.95%. The deduction for the cost of the Rider based on the Guaranteed Amount after the reset, will begin on the valuation date on or next following the three-month anniversary of the reset. If you never reset your Guaranteed Amount, your Rider charge will never increase. The Rider charge will be discontinued upon the annuity commencement date or termination of the Rider. The pro-rata amount of the Rider cost will be deducted upon termination of the Rider or surrender of the contract.



After the later of the fifth anniversary of the effective date of the Rider or the fifth anniversary of the most recent reset of the Guaranteed Amount, the Rider charge may be waived. On each valuation date the Rider charge is to be deducted, if the total withdrawals from the contract have been less than or equal to 10% of the sum of: (1) the Guaranteed Amount on the effective date of this Rider (or on the most recent reset date); and (2) subsequent purchase payments and bonus credits, then the quarterly Rider charge will be waived. If the withdrawals have been more than 10%, then the Rider charge will not be waived.


Deductions for premium taxes
Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the contract value when incurred, or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium taxes generally depend upon the law of your state of residence. The tax ranges from zero to 5.0%.

Other charges and deductions

Charges may also be imposed during the regular income and annuity payout period. See i4LIFE/SM/ Advantage (IRA) and (Non-Qualified) and Annuity payouts.


There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse Lincoln Life for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.

Additional information
The administrative charge, surrender charges and account fee described previously may be reduced or eliminated for any particular contract. However, these charges will be reduced only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges. Lower distribution and administrative expenses may be the result of economies associated with (1) the use of mass enrollment procedures, (2) the performance of administrative or sales functions by the employer, (3) the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees or (4) any other circumstances which reduce distribution or administrative expenses. The exact amount of charges and fees applicable to a particular contract will be stated in that contract.

The contracts

Purchase of contracts
If you wish to purchase a contract, you must apply for it through a sales representative authorized by us. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to you through your sales representative. See Distribution of the contracts.


When a completed application and all other information necessary for processing a purchase order is received at our home office, an initial purchase payment and its corresponding bonus credit will be priced no later than two business days after we receive the order. If you submit your application and/or initial purchase payment to your agent (other than through Lincoln Financial Advisors Corporation), we will not begin processing your purchase order until we receive the application and initial purchase payment from your agent's broker-dealer. While attempting to finish an incomplete application, we may hold the initial purchase payment for no more than five business days. If the incomplete application cannot be completed within those five days, you will be informed of the reasons, and the purchase payment will be returned immediately. Once the application is complete, the initial purchase payment and its corresponding bonus credit must be priced within two business days.


Who can invest
To apply for a contract, you must be of legal age in a state where the contracts may be lawfully sold and also be eligible to participate in any of the qualified or nonqualified plans for which the contracts are designed. The contractowner, joint owner and annuitant cannot be older than age 85.

If you are purchasing the contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the contract (including annuity income benefits) before purchasing the contract, since the tax-favored arrangement itself provides tax-sheltered growth.

Replacement of existing insurance


Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase the contract described in this Prospectus. Surrender charges may be imposed on your existing contract and/or a new surrender charge period may be imposed with the purchase of, or transfer into, this contract. An investment representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.


Purchase payments
Purchase payments are payable to us at a frequency and in an amount selected by you in the application. The minimum initial purchase payment is $10,000.
The minimum annual amount for additional purchase payments is $300. The minimum payment to the contract at any one time must be at least $100 ($25 if transmitted electronically). Purchase payments in total may not exceed $2 million without Lincoln Life approval. If you stop making purchase payments, the contract will remain in force as a paid-up contract. However, we may terminate the contract as allowed by your state's non-forfeiture law for individual deferred annuities. Purchase payments may be made or, if stopped, resumed at any time until the annuity commencement date, the surrender of the contract or the death of the contractowner, whichever comes first. Lincoln Life reserves the right to limit purchase payments made to the contract.

Bonus credits
In some states, the term bonus credit may be referred to as value enhancement or a similar term in the contract.

For each purchase payment made into the contract, Lincoln Life will credit the contract with a bonus credit. The amount of the bonus credit will be added to the value of the contract at the same time and allocated in the same percentage as the purchase payment. The amount of the bonus credit is calculated as a percentage of the purchase payment made. The bonus credit percentage is based on the owner's cumulative purchase payments at the time each purchase payment is made according to the following scale:

                  Cumulative Purchase Payments Bonus Credit %
                  Less than $100,000                3.0%
                  $100,000-$999,999                 4.0%
                  $1,000,000 or greater             5.0%

Owner's cumulative purchase payments at the time of a purchase payment is equal to the sum of (1) all prior purchase payments made to this contract; plus (2) the current purchase payment made to this contract; minus (3) all prior withdrawals of purchase payments from this contract.

If you make an additional purchase payment prior to the first anniversary of the contract date and that purchase payment increases the owner's cumulative purchase payments to a level that qualifies for a higher bonus credit percentage, then we will contribute an additional bonus credit into your contract at the time the subsequent purchase payment is made (it will not be contributed retroactively). The additional bonus credit is determined by multiplying the sum of the prior purchase payments by the additional bonus credit percentage (the difference between the percentage applicable to the subsequent purchase payment and the percentage applicable to prior purchase payments). This additional bonus credit is not available after the first anniversary of the contract date.

Lincoln Life offers a variety of variable annuity contracts. During the surrender charge period, the amount of the bonus credit may be more than offset by higher surrender charges associated with the bonus credit. Similar products that do not offer bonus credits and have lower fees and charges may provide larger cash surrender values than this contract, depending on the level of the bonus credits in this contract and the performance of the owner's chosen subaccounts. We encourage you to talk with your financial adviser and determine which annuity contract is most appropriate for you.

Persistency credits
Contractowners will also receive a persistency credit on a quarterly basis after the fourteenth contract anniversary. The amount of the persistency credit is calculated by multiplying the contract value, less any purchase payments that have not been invested in the contract for at least 14 years, by 0.05%. This persistency credit will be allocated to the variable subaccounts and the fixed account in proportion to the contract value in each variable subaccount and fixed account at the time the persistency credit is paid into the contract.

There is no additional charge to receive this persistency credit, and in no case will the persistency credit be less than zero.

Valuation date
Accumulation and annuity units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (valuation date). On any date other than a valuation date, the accumulation unit value and the annuity unit value will not change.

Allocation of purchase payments and bonus credits
Purchase payments allocated to the variable account are placed into the VAA's subaccounts, each of which invests in shares of the class of its corresponding fund, according to your instructions. Corresponding bonus credits will be allocated to the subaccount(s) and/or the fixed side of the contract in the same proportion in which you allocated purchase payments.

The minimum amount of any purchase payment which can be put into any one subaccount is $20. Upon allocation to a subaccount, purchase payments and bonus credits are converted into accumulation units. The number of accumulation units credited is determined by dividing the amount allocated to each subaccount by the value of an accumulation unit for that subaccount on the valuation date on which the purchase payment is received at our home office if received before 4:00 p.m., New York time. If the purchase payment is received at or after 4:00 p.m., New York time, we will use the accumulation unit value computed on the next valuation date. If you submit your purchase payment to your agent, (other than through Lincoln Financial Advisors Corporation), we will not begin processing the purchase payment until we receive it from your agent's broker-dealer. The number of accumulation units determined in this way is not changed by any subsequent change in the value of an accumulation unit. However, the dollar value of an accumulation unit will vary depending not only upon how well the underlying fund's investments perform, but also upon the expenses of the VAA and the underlying funds.


Valuation of accumulation units

Purchase payments and bonus credits allocated to the VAA are converted into accumulation units. This is done by dividing the amount allocated by the value of an accumulation unit for the valuation period during which the purchase payments and bonus credits are allocated to the VAA. The accumulation unit value for each subaccount was or will be established at the inception of the subaccount. It may increase or decrease from valuation period to valuation period. Accumulation unit values are affected by investment performance of the funds, fund expenses, and the deduction of certain contract charges. The accumulation unit value for a subaccount for a later valuation period is determined as follows:


1.The total value of the fund shares held in the subaccount is calculated by multiplying the number of fund shares owned by the subaccount at the beginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the valuation period; minus

2.The liabilities of the subaccount at the end of the valuation period; these liabilities include daily charges imposed on the subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

3.The result is divided by the number of subaccount units outstanding at the beginning of the valuation period.

The daily charges imposed on a subaccount for any valuation period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the valuation period. Because a different daily charge is imposed for contracts with different death benefit options, contracts with different death benefit options will have different corresponding accumulation unit values on any given day.




In certain circumstances, and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.



Transfers on or before the annuity commencement date

You may transfer all or a portion of your investment from one subaccount to another. A transfer involves the surrender of accumulation units in one subaccount and the purchase of accumulation units in the other subaccount.
A transfer will be done using the respective accumulation unit values determined at the end of the valuation date on which the transfer request is received. There is no charge for a transfer.


Transfers among the variable subaccounts and as permitted between the variable and fixed accounts are limited to twelve (12) times per contract year unless otherwise authorized by Lincoln Life. This limit does not apply to transfers made under the automatic transfer programs of dollar cost averaging, cross re-investment or portfolio rebalancing programs elected on forms available from us. (See Additional services and the SAI for more information on these programs.)


The minimum amount which may be transferred between subaccounts is $300 (or the entire amount in the subaccount, if less than $300). If the transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total balance of the subaccount.


A transfer request may be made to our home office using written, telephone, fax, or electronic instructions, if the appropriate authorization is on file with us. Our address, telephone number, and Internet address are on the first page of this Prospectus. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone requests will be recorded and written confirmation of all transfer requests will be mailed to the contractowner on the next valuation date.


Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems at Lincoln Life, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our home office.

Requests for transfers will be processed on the valuation date that they are received when they are received in our customer service center before the end of the valuation date (normally 4:00 p.m. New York time).

When thinking about a transfer of contract value, you should consider the inherent risk involved. Frequent transfers based on short-term expectations may increase the risk that a transfer will be made at an inopportune time. This contract is not designed for professional market timing organizations or other entities using programmed and frequent transfers. Repeated patterns of frequent transfers are disruptive to the operation of the subaccounts, and should Lincoln Life become aware of such disruptive practices, Lincoln Life may refuse to permit such transfers.




If your contract offers a fixed account, you also may transfer all or any part of the contract value from the subaccount(s) to the fixed side of the contract, except during periods when (if permitted by your contract) we have discontinued accepting transfers into the fixed side of the contract. The minimum amount which can be transferred to a fixed subaccount is $2,000 or the total amount in the subaccount if less than $2,000. However, if a transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total amount to the fixed side of the contract.


You may also transfer part of the contract value from a fixed account to the various subaccount(s) subject to the following restrictions: (1) the sum of the percentages of fixed value transferred is limited to 25% of the value of that fixed subaccount in any twelve month period; and (2) the minimum amount which can be transferred is $300 or the amount in the fixed subaccount.


Transfers from the fixed account (other than automatic transfer programs and i4LIFE/SM/ Advantage transfers) may be subject to an interest adjustment.



Transfers may be delayed as permitted by the 1940 Act. See Delay of payments.


Transfers after the annuity commencement date

If you select i4LIFESM Advantage your transfer rights and restrictions for variable subaccounts and the fixed account are the same as they were on or before the annuity commencement date.



If you do not select i4LIFESM Advantage, you may transfer all or a portion of your investment in one subaccount to another subaccount or to the fixed side of the contract as permitted under your contract. Those transfers will be limited to three times per contract year. You may also transfer from a variable annuity payment to a fixed annuity payment. No transfers are allowed from the fixed side of the contract to the subaccounts.


Additional services
There are four additional services available to you under your contract: dollar-cost averaging (DCA), automatic withdrawal service (AWS), cross-reinvestment service and portfolio rebalancing. In order to take advantage of one of these services, you will need to complete the election form for the service that is available from us. For further detailed information on these services, please see Advertising and sales literature in the SAI.

Dollar-cost averaging allows you to transfer amounts from the DCA fixed account or certain variable subaccounts into the variable subaccounts on a monthly basis. Upon receipt of an additional purchase payment allocated to the DCA program, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as the additional purchase payments will be credited with interest at the standard DCA rate at the time.

The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your contract value.

The cross-reinvestment service allows you to automatically transfer the account value in a designated variable subaccount that exceeds a baseline amount to another specific variable subaccount at specific intervals.

Portfolio rebalancing is an option that restores to a pre-determined level the percentage of contract value allocated to each variable account subaccount. The rebalancing may take place monthly, quarterly, semi-annually or annually.

Death benefit



If the contractowner (or a joint owner) or annuitant dies prior to the annuity commencement date, a death benefit may be payable. You can choose the death benefit. Generally, the more expensive the death benefit, the greater the protection. You should consider the following provisions carefully when designating the beneficiary, annuitant, any contingent annuitant and any joint owner, as well as before changing any of these parties. The identity of these parties under the contract may significantly affect the amount and timing of the death benefit or other amount paid upon a contractowner's or annuitant's death.


You may designate a beneficiary during your lifetime and change the beneficiary by filing a written request with our home office. Each change of beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of beneficiary.

Upon the death of the contractowner, a death benefit will be paid to the beneficiary. Upon the death of a joint owner, the death benefit will be paid to the surviving joint owner. Upon the death of an annuitant who is not the contractowner or joint owner, a death benefit may be paid to the contractowner (and joint owner, if applicable, in equal shares). If the contractowner is a corporation or other non-individual (non-natural person), the death of the annuitant will be treated as death of the contractowner. Only the contract value as of the day Lincoln Life approves the payment of the claim is available on the death of the contractowner or joint owner, if the contractowner or joint owner was changed subsequent to the effective date of this contract unless the change occurred because of the death of the prior contractowner or joint owner.


If an annuitant who is not the contractowner or joint owner dies, then the contingent annuitant, if named, becomes the annuitant and no death benefit is payable on the death of the annuitant. If no contingent annuitant is named, the contractowner (or younger of joint owners) becomes the annuitant. Alternatively, a death benefit may be paid to the contractowner (and joint owner, if applicable, in equal shares), provided the annuitant named on this contract has not been changed (except within the first 30 days after the contract is issued or upon the death of a prior annuitant).


Notification of the election of this death benefit must be received by Lincoln Life within 75 days of the death of the annuitant. The contract terminates when any death benefit is paid due to the death of the annuitant. Only the contract value as of the day Lincoln Life approves the payment of the claim is available on the death of the annuitant if the annuitant has been changed subsequent to the effective date of this contract, unless the change occurred during the first 30 days subsequent to the effective date of the contract, or because of the death of a prior annuitant.


Guarantee of Principal Death Benefit. This benefit is available on or about June 2, 2003, depending on state availability. If you do not select a death benefit, the Guarantee of Principal Death Benefit will apply to your contract. If the Guarantee of Principal Death Benefit is in effect, the death benefit will be equal to the greater of:



1.the contract value as of the day Lincoln Life approves the payment of the claim; or



2.the sum of all purchase payments decreased by withdrawals (including any applicable charges and premium taxes incurred) in the same proportion that withdrawals (including any applicable charges and premium taxes incurred) reduced the contract value.



For contracts purchased prior to the time a state approves the above Guarantee of Principal Death Benefit calculation, the sum of all purchase payments will be reduced by the sum of all withdrawals (including applicable charges and premium taxes incurred).



In a declining market, any partial withdrawal may have a magnified effect on the reduction of the death benefit payable.



Enhanced Guaranteed Minimum Death Benefit (EGMDB). If the death occurs before the annuity commencement date and the Enhanced Guaranteed Minimum Death Benefit (EGMDB) is in effect, the death benefit paid will be the greatest of:



(1)the contract value as of the day on which Lincoln Life approves the payment of the claim;



(2)the sum of all purchase payments decreased by withdrawals (including applicable charges and premium taxes incurred) in the same proportion that withdrawals (including applicable charges and premium taxes incurred) reduced the contract value. For contracts purchased prior to June 2, 2003 (or later, depending on your state) the sum of all purchase payments will be reduced by the sum of all withdrawals (including applicable charges and premium taxes incurred); or



(3)the highest contract value which the contract attains on any contract anniversary (including the inception date) (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased contractowner, joint owner (if applicable), or annuitant and prior to the death of the contractowner, joint owner or annuitant for whom a death claim is approved for payment. The highest contract value is increased by purchase payments and is decreased by withdrawals subsequent to that anniversary date (including applicable charges and premium taxes incurred) in the same proportion that withdrawals (including applicable charges and premium taxes incurred) reduced the contract value. For contracts purchased prior to June 2, 2003 (or later, depending on your state) the highest contract value will be reduced by the sum of all withdrawals (including applicable charges and premium taxes incurred).



In a declining market, any partial withdrawal may have a magnified effect on the reduction of the death benefit payable.



The EGMDB is not available under contracts issued to a contractowner, or joint owner or annuitant, who is age 81 or older at the time of issuance.



Contractowners whose contracts contain the Guarantee of Principal death benefit may add the EGMDB at a later date if the contractowner, joint owner and annuitant are under age 81. If you add the EGMDB after purchase, the benefit will take effect as of the valuation date following our receipt of the election request, and we will begin deducting the charge for the benefit as of that date. When calculating the death benefit under the EGMDB, only the highest contract value on the effective date when the benefit is added to the contract or any contract anniversary after the effective date will be used.

For contracts purchased after June 2, 2003 (or later in some states), the contractowner may discontinue the EGMDB at any time by completing the Enhanced Guaranteed Minimum Death Benefit Discontinuance form and sending it to our home office. The benefit will be discontinued as of the valuation date we receive the request, and the Guarantee of Principal Death Benefit will apply. We will deduct the charge for the Guarantee of Principal Death Benefit as of that date. See Charges and other deductions.



5% Step-Up Death Benefit. This death benefit option is no longer available unless you elected it prior to January 15, 2003. If the 5% Step-Up death benefit is in effect, the death benefit paid will be the greater of the death benefit under the EGMDB or the accumulation of all purchase payments minus the accumulation of all withdrawals, including any applicable charges, and premium tax incurred. These purchase payments, withdrawals, partial annuitizations and premium tax incurred are accumulated at an annual rate of 5% from the date of the transaction to the earlier of the date of death of the deceased person or the contract anniversary immediately preceding the deceased person's 81st birthday. Each transaction is accumulated separately to a maximum of 200% of the transaction. The accumulation as of the contract anniversary immediately preceding the 81st birthday of the deceased contractowner, joint owner or annuitant will then be increased by purchase payments made on or subsequent to that contract anniversary and decreased by withdrawals, including any applicable charges, and premium tax incurred, if any, on or subsequent to the contract anniversary.




After a contract is issued, the contractowner may discontinue the 5% Step-Up death benefit at any time by completing the Death Benefit Discontinuance form and sending it to Lincoln Life. The benefit will be discontinued as of the valuation date we receive the request, and the death benefit will be the EGMDB. We will stop deducting the charge for the 5% Step-Up as of that date. See Charges and other deductions. If you discontinue the benefit, it cannot be reinstated.

Estate Enhancement Benefit Rider (EEB Rider)
The amount of death benefit payable under this Rider is the greatest of the following amounts:

1.The contract value on the valuation date the death benefit is approved by Lincoln Life for payment.


2.The sum of all purchase payments decreased by withdrawals (including applicable charges and premium taxes incurred) in the same proportion that withdrawals (including applicable charges and premium taxes incurred) reduced the contract value;



  For contracts purchased prior to June 2, 2003 (or later, depending on your state) the sum of all purchase payments will be reduced by the sum of all withdrawals (including applicable charges and premium taxes incurred).



3.The highest contract value on any contract anniversary (including the inception date) (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased contractowner, joint owner (if applicable), or annuitant and prior to the death of the contractowner, joint owner or annuitant for whom a death claim is approved for payment. The highest contract value is adjusted for certain transactions. It is increased by purchase payments made on or after that contract anniversary on which the highest contract value is obtained. It is decreased by withdrawals subsequent to that contract anniversary date (including applicable charges and premium taxes incurred) in the same proportion that withdrawals (including applicable charges and premium taxes incurred) reduced the contract value. For contracts purchased prior to June 2, 2003 (or later, depending on your state) the highest contract value will be reduced by the sum of all withdrawals (including applicable charges and premium taxes incurred).





4.(Only if this Rider is elected in combination with the 5% Step Up death benefit): This death benefit option is no longer available unless you elected option #4 prior to January 15, 2003. The accumulation of all purchase payments minus the accumulation of all withdrawals, including any applicable charges, and premium tax incurred. These purchase payments, withdrawals, including any applicable charges, and premium tax incurred are accumulated at an annual rate of 5% from the date of the transaction to the earlier of the date of death of the deceased person or the contract anniversary immediately preceding the deceased person's 81st birthday. Each transaction is accumulated separately to a maximum of 200% of the transaction. The accumulation as of the contract anniversary immediately preceding the 81st birthday of the deceased contractowner, joint owner or annuitant will then be increased by purchase payments made on or subsequent to that contract anniversary and decreased by withdrawals, including any applicable charges, and premium tax incurred, if any, on or subsequent to the contract anniversary.


5.The contract value on the valuation date the death benefit is approved by Lincoln Life for payment plus an amount equal to the Enhancement Rate times the lesser of: (1) the contract earnings; or (2) the covered earnings limit. [Note: If there are no contract earnings, there will not be an amount provided under this item (5).]

The Enhancement Rate is based on the age of the oldest contractowner, joint owner (if applicable), or annuitant on the date when the Rider becomes effective. If the oldest is under age 70, the rate is 40%. If the oldest is age 70 to 75, the rate is 25%. The EEB Rider is not available if the oldest contractowner, joint owner (if applicable), or annuitant is age 76 or older at the time the Rider would become effective.


In a declining market, any partial withdrawal may have a magnified effect on the reduction of the death benefit payable.


Contract earnings equals:

1.the contract value as of the date of death of the individual for whom a death claim is approved by Lincoln Life for payment; minus

2.the contract value as of the effective date of this Rider (determined before the allocation of any purchase payments on that date); minus

3.each purchase payment that is made to the contract on or after the effective date of the Rider, and prior to the date of death of the individual for whom a death claim is approved for payment; plus

4.the amount by which each withdrawal made on or after the effective date of the Rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.

The covered earnings limit equals 200% of:

1.the contract value as of the effective date of this Rider (determined before the allocation of any purchase payments on that date); plus

2.each purchase payment that is made to the contract on or after the effective date of the Rider, and prior to the date of death of the individual for whom a death claim is approved for payment, and prior to the contract anniversary immediately preceding the 76th birthday of the oldest of the contractowner, joint owner (if applicable) or annuitant; minus

3.the amount by which each withdrawal made on or after the effective date of the Rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.

The Estate Enhancement Benefit will not be paid if the contractowner, joint owner or annuitant is changed after the effective date of the Rider unless the change is the result of the surviving spouse continuing the contract. A change in contractowner, joint owner (if applicable), or annuitant, unless the change occurred because of a death, will reduce the death benefit to the contract value for the new individual.


The EEB Rider may not be available in all states. Please check with your investment representative regarding availability of this rider. Contracts purchased before the EEB Rider becomes available in your state may add the Rider if it becomes available, but the request to add the Rider must be received by Lincoln Life within six months following state approval. Contracts purchased after the Rider becomes available in your state may only elect the Rider at the time of purchase.

If you elect the EEB Rider after purchase, the benefit will take effect as of the valuation date following our receipt of the election request, and we will begin deducting the charge for the rider as of that date. Should you elect the EEB Rider at time of purchase the benefit will take effect on the valuation date at time of issue and we will begin deducting the charge on that date.


The EEB Rider may not be terminated unless you surrender the contract or the contract is in the annuity payout period.


Accumulated Benefit Enhancement (ABE/SM/)





This is no longer available unless you elected this death benefit prior to January 15, 2003. An accumulated Benefit Enhancement may also be available to non-qualified i4LIFE/SM/ Advantage contracts. See Annuity Payouts--i4LIFE/SM/ Advantage (non-qualified annuity contracts only). There is no additional charge for this benefit. Whenever this ABE Death Benefit is in effect, the death benefit amount will be the greater of the death benefit chosen under the contract and this ABE Death Benefit. Any death benefit will be paid in the manner defined within the contract (see the discussions on death benefits before the annuity commencement date and general death benefit information in the Prospectus).


Upon the death of any contractowner, joint owner or annuitant, the ABE Death Benefit will be equal to the sum of all purchase payments made under the new contract, plus the Enhancement Amount minus all withdrawals, including any applicable charges and any premium tax incurred. However, if the death occurs in the first contract year, only 75% of the Enhancement Amount will be used to calculate the ABE Death Benefit.

The Enhancement Amount is equal to the excess of the prior contract's documented death benefit(s) over the actual cash surrender value received by Lincoln Life. However, Lincoln Life will impose a limit on the prior contract's death benefit equal to the lesser of:

1)140% of the prior contract's cash value; or

2)the prior contract's cash value plus $400,000.

In addition, if the actual cash surrender value received by Lincoln Life is less than 95% of the documented cash value from the prior insurance company, the prior contract's death benefit will be reduced proportionately according to the reduction in cash value amounts.

For the ABE Death Benefit to be effective, documentation of the death benefit and cash value from the prior insurance company must be provided to Lincoln Life at the time of the application. Lincoln Life will only accept these amounts in a format provided by the prior insurance company. Examples of this doc-umentation include: the prior company's periodic customer statement, a statement on the prior company's letterhead, or a printout from the prior company's website. This documentation cannot be more than ninety (90) days old at the time of the application. You may provide updated documentation prior to the contract date if it becomes available from your prior company.

If more than one annuity contract is exchanged to Lincoln Life, the ABE Enhancement Amount will be calculated for each prior contract separately, and then added together to determine the total ABE Enhancement Amount.

Under the new contract, upon the death of any contractowner, joint owner or annuitant who was not a contractowner or annuitant on the effective date of the new contract, the ABE Death Benefit will be equal to the contract value under the new contract as of the date the death claim is approved by Lincoln Life for payment (unless the change occurred because of the death of a contractowner, joint owner or annuitant). If any contractowner, joint owner or annuitant is changed due to a death and the new contractowner, joint owner or annuitant is age 76 or older when added to the contract, then the ABE Death Benefit for this new contractowner, joint owner or annuitant will be equal to the contract value as of the date the death claim is approved by Lincoln Life for payment.

The ABE Death Benefit will terminate on the earliest of:

(1)the valuation date the selected death benefit option of the contract is changed; or

(2)the annuity commencement date.

It is important to realize that this ABE Death Benefit will in many cases be less than the death benefit from your prior company. This is always true in the first year, when only 75% of the Enhancement Amount is available.



General death benefit information

The EEB Rider (in combination with, or without, the 5% Step-Up), EGMDB, the 5% Step-Up and the Guarantee of Principal death benefits are separate death benefit elections. Only one of these five death benefit elections may be in effect at any one time and these elections terminate if you elect i4LIFE/SM /Advantage.


If there are joint owners, upon the death of the first contractowner, Lincoln Life will pay a death benefit to the surviving joint owner. The surviving joint owner will be treated as the primary, designated beneficiary. Any other beneficiary designation on record at the time of death will be treated as a contingent beneficiary. If the surviving joint owner is the spouse of the deceased joint owner he/she may continue the contract as sole contractowner. Upon the death of the spouse who continues the contract, Lincoln Life will pay a death benefit to the designated beneficiary(s).

If the beneficiary is the spouse of the contractowner, then the spouse may elect to continue the contract as the new contractowner. Should the surviving spouse elect to continue the contract a portion of the death benefit may be credited to the contract. Any portion of the death benefit that would have been payable (if the contract had not been continued) that exceeds the current contract value on the date the surviving spouse elects to continue will be added to the contract value. If the contract is continued in this way the death benefit in effect at the time the beneficiary elected to continue the contract will remain as the death benefit. If the EEB Rider is in effect, the Enhancement Rate for future benefits will be based on the age of the older of the surviving spouse or the annuitant at the time the Estate Enhancements Benefit is paid into the contract. The contract earnings and the covered earnings limit will be reset, treating the current contract value (after crediting any death benefit amount into the contract as described above) as the initial deposit for purposes of future benefit calculations. If either the surviving spouse or the surviving annuitant is 76 or older, the EEB and 5% Step-Up death benefit will be reduced to the 5% Step-Up death benefit for an annual charge of 1.75%, and the EEB Rider death benefit will be reduced to the EGMDB death benefit for an annual charge of 1.60%.

The value of the death benefit will be determined as of the date on which the death claim is approved for payment. Approval of payment will occur upon receipt of (1) proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us, of the death; (2) written authorization for payment; and (3) our receipt of all required claim forms, fully completed (including selection of a settlement option). If the beneficiary is a minor, court documents appointing the guardian/custodian must be submitted.

Notwithstanding any provision of this contract to the contrary, the payment of death benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death benefits may be taxable. See Federal tax matters.

Unless otherwise provided in the beneficiary designation, one of the following procedures will take place on the death of a beneficiary:

1.If any beneficiary dies before the contractowner, that beneficiary's interest will go to any other beneficiaries named, according to their respective interests; and/or

2.If no beneficiary survives the contractowner, the proceeds will be paid to the contractowner's estate.

Unless the contractowner has already selected a settlement option, the beneficiary may choose the method of payment of the death benefit. The death benefit payable to the beneficiary or joint owner must be distributed within five years of the contractowner's date of death unless the beneficiary begins receiving within one year of the contractowner's death the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the beneficiary's life expectancy.

If the death benefit becomes payable, the recipient may elect to receive payment either in the form of a lump sum settlement or an annuity payout. Upon the death of the annuitant, Federal tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.

If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of death benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.


Principal Security/SM/ Benefit


The Principal Security/SM/ Benefit is available for purchase with nonqualified annuity contracts and IRAs. IRA contractowners must be under age 81. This Rider provides a Guaranteed Amount equal to the initial purchase payment plus corresponding bonus credit (or contract value if elected after contract issue) as adjusted for purchase payment, and bonus credits and withdrawals in accordance with the provisions set forth below. You may access this benefit through periodic withdrawals. There is no guarantee that the Rider will be available in the future as we reserve the right to discontinue this Rider at any time.





If the Rider is elected at issue, then the Rider will be effective on the contract's effective date. If the Rider is elected after the contract is issued, the Rider will be effective on the next valuation date following approval by us. You cannot elect the Rider on or after the annuity commencement date.



Guaranteed Amount. The amount of the initial Guaranteed Amount varies based on when you elect the Rider. If you elect the Rider at the time you purchase the contract, the Guaranteed Amount will equal your initial purchase payment plus corresponding bonus credit. If you elect the Rider after we issue the contract, the Guaranteed Amount will equal the contract value on the effective date of the Rider. The maximum Guaranteed Amount is $5,000,000. Additional purchase payments increase the Guaranteed Amount; however, we may restrict purchase payments and bonus credits in the future. We will notify you if we restrict additional purchase payments. Each withdrawal reduces the Guaranteed Amount as discussed below.



After the fifth anniversary of the Rider, you may elect to reset the Guaranteed Amount to an amount equal to the contract value on the effective date of the election of the reset. Additional resets are permitted, but you must wait at least 5 years between each reset. The reset may cause a change in the charge for this Rider. See Charges and other deductions. Purchase payments and bonus credits or withdrawals after the reset adjust the Guaranteed Amount. In the future, we may limit your right to reset the Guaranteed Amount by permitting you to reset the amount only on the anniversary date.





Withdrawals. You will have access to your Guaranteed Amount through periodic withdrawals up to the Annual Withdrawal Limit each Benefit Year until the Guaranteed Amount is depleted. The Benefit Year is the 12-month period starting with the effective date of the Rider and starting with each anniversary of the Rider effective date after that. If the contractowner elects to reset the Guaranteed Amount, a Benefit Year will begin on the date of the reset and each anniversary of the reset after that.



On the effective date of the Rider, the Annual Withdrawal Limit is 7% of the Guaranteed Amount. The Annual Withdrawal Limit is increased by 7% of any additional purchase payment and bonus credits. The Annual Withdrawal Limit will also reset after a reset of the Guaranteed Amount to the greater of:



 a.the immediately prior Annual Withdrawal Limit; or



 b.7% of the new (reset) Guaranteed Amount.



If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) are within the Annual Withdrawal Limit, then:



1.the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and



2.the Annual Withdrawal Limit will remain the same.



Withdrawals within the Annual Withdrawal Limit are not subject to surrender charges or a market value (interest) adjustment.


When cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) exceed the Annual Withdrawal Limit:



1.The Guaranteed Amount is reduced to the lesser of:



 a.the contract value immediately following the withdrawal, or



 b.the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal.



2.The Annual Withdrawal Limit will be the lesser of:



 a.the Annual Withdrawal Limit immediately prior to the withdrawal; or



 b.the greater of:



   i.7% of the Guaranteed Amount immediately following the withdrawal; or



  ii.7% of the contract value immediately following the withdrawal.



In a declining market, withdrawals that exceed the Annual Withdrawal Limit may substantially deplete your Guaranteed Amount and your Annual Withdrawal Limit.

Withdrawals may be individually requested, an automatic withdrawal service may be established, or an annuity payment option, the Guaranteed Withdrawal Balance Annuity Payment Option, is available under this Rider. This is a fixed annuitization in which the contractowner will receive the Guaranteed Amount in annual annuity payments equal to the current 7% Annual Withdrawal Limit. Payment frequencies other than annually may be available. Payments will continue until the Guaranteed Amount equals zero. This may result in a partial, final payment. We do not assess a charge for this annuity payment option and, once chosen, this payment option may not be changed. If the contract value is zero and you have a remaining Guaranteed Amount, you may not withdraw the remaining Guaranteed Amount in a lump sum, but must elect the Guaranteed Withdrawal Balance Annuity Payment Option.



For IRA contracts, the annual amount available for withdrawal within the Annual Withdrawal Limit may not be sufficient to satisfy your required minimum distributions. Therefore, you may have to make withdrawals that exceed the Annual Withdrawal Limit. Withdrawals over the Annual Withdrawal Limit may quickly and substantially decrease your Guaranteed Amount and Annual Withdrawal Limit, especially in a declining market.



The tax consequences of withdrawals are discussed later in the Prospectus. See federal tax matters.



Any withdrawals you make, whether or not within the Annual Withdrawal Limit, will decrease your contract value. If the contract is surrendered, the contractowner will receive the contract value (less any applicable charges, fees, and taxes) and not the Guaranteed Amount.



There is no provision for a lump sum payout of the Guaranteed Amount upon death of the contractowners or annuitant. However, if a death benefit is payable, the beneficiary (or contractowner) may elect to make a withdrawal of the Guaranteed Amount in lieu of taking the death benefit under the contract. See The contracts--Death benefit. If the contract is continued upon the death of the contractowner, all terms and conditions of the Rider will apply to the new owner. The new owner may elect to reset the Guaranteed Amount without waiting for the next reset date. All other conditions for the reset apply. All death benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time.



Termination. After the later of the fifth anniversary of the effective date of the Rider or the fifth anniversary of the most recent reset of the Guaranteed Amount, the Rider may be terminated. This Rider will automatically terminate on the annuity commencement date (unless the Guaranteed withdrawal Balance Annuity Payment Option is elected) and will not result in any increase in contract value equal to the Guaranteed Amount. The Rider will also terminate upon the last payment of the Guaranteed Amount. Upon effective termination of this Rider, the benefits and charges within this Rider will terminate.



Availability. Check with your investment representative regarding availability in your state.







Ownership
The owner on the date of issue will be the person designated in the contract specifications. If no owner is designated, the annuitant(s) will be the owner. The owner may name a joint owner.

As contractowner, you have all rights under the contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all contractowners and their designated beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. Qualified contracts may not be assigned or transferred except as permitted by applicable law and upon written notification to us. Non-qualified contracts may not be collaterally assigned. We assume no responsibility for the validity or effect of any assignment. Consult your tax adviser about the tax consequences of an assignment.

Joint ownership
If a contract has joint owners, the joint owners shall be treated as having equal undivided interests in the contract. Either owner, independently of the other, may exercise any ownership rights in this contract. Not more than two owners (an owner and joint owner) may be named and contingent owners are not permitted.

Annuitant
The following rules apply prior to the annuity commencement date. You may name only one annuitant [unless you are a tax-exempt entity, then you can name two joint annuitants]. You (if the contractowner is a natural person) have the right to change the annuitant at any time by notifying Lincoln Life of the change. The new annuitant must be under age 85 as of the effective date of the change. This change may cause a reduction in the death benefit on the death of the annuitant. See The contracts--Death benefit.

A contingent annuitant may be named or changed by notifying Lincoln Life in writing.

On or after the annuity commencement date, the annuitant or joint annuitants may not be changed. Contingent annuitant designations are no longer applicable.

Surrenders and withdrawals
Before the annuity commencement date, we will allow the surrender of the contract or a withdrawal of the contract value upon your written request, subject to the rules discussed below. Surrender or withdrawal rights after the annuity commencement date depend on the annuity payout option selected.

The amount available upon surrender/withdrawal is the contract value less any applicable charges, fees, and taxes at the end of the valuation period during which the written request for surrender/withdrawal is received at the home office. The minimum amount which can be withdrawn is $300. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total contract value. Surrenders and withdrawals from the fixed account may be subject to an interest adjustment. See Fixed side of the contract. Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the home office. The payment may be postponed as permitted by the 1940 Act.


There are charges associated with surrender of a contract or withdrawal of contract value. You may specify whether these charges are deducted from the amount you request to be withdrawn or from the remaining contract value. If the charges are deducted from the remaining contract value, the amount of the total withdrawal will increase according to the impact of the applicable surrender charge percentage; consequently, the amount of the charge associated with the withdrawal will also increase. In other words, the amount deducted to cover the surrender charge is also subject to a surrender charge.


The tax consequences of a surrender/withdrawal are discussed later in this booklet. See Federal tax matters.

Small contract surrenders

Lincoln Life may surrender your contract, in accordance with the laws of your state if: 1) your contract value drops below certain state specified minimum amounts ($1,000 or less) for any reason, including if your contract value decreases due to the performance of the subaccounts you selected, 2) no purchase payments have been received for two (2) full, consecutive contract years, and 3) the paid up annuity benefit at maturity would be less than $20.00 per month (these requirements may differ in some states). At least 60 days before we surrender your contract, we will send you a letter at your last address we have on file, to inform you that your contract will be surrendered. You will have the opportunity to make additional purchase payments to bring your contract value above the minimum level to avoid surrender. If we surrender your contract, we will not assess any surrender charge.



i4LIFE/SM/ Advantage (IRA Annuity Contracts ONLY)


The i4LIFE/SM/ Advantage for IRA contracts provides you variable, periodic regular income payments. This option, when available in your state, is subject to a charge, (imposed only during the i4LIFE/SM/ Advantage payout phase) computed daily, equal to an annual rate of 1.85% for the i4LIFE/SM/ Advantage Account Value death benefit, of the net asset value of the Account Value in the VAA. This charge consists of an administrative charge of 0.15% and the balance is a mortality and expense risk charge. If i4LIFE/SM/ Advantage is elected at issue of the contract, i4LIFE/SM/ Advantage and the charge will begin on the contract's effective date. Otherwise, i4LIFE/SM/ Advantage and the charge will begin no more than fourteen days prior to the date the initial regular income payment is due. At the time you elect i4LIFE/SM/ Advantage, you also choose monthly, quarterly, or annual regular income payments, as well as the month that the initial regular income payment is due. Regular income payments must begin within one year of the date you elect i4LIFE/SM/ Advantage.



i4LIFE/SM/ Advantage for IRA contracts is only available for IRA and Roth IRA contracts (excluding SEP and SARSEP markets) with a contract value of at least $50,000 and only if the annuitant is age 591/2 or older at the time the option is elected. You may elect the i4LIFE/SM/ Advantage at the time of application or at any time before the annuity commencement date by sending a written request to our home office. Additional purchase payments may be made during the Access Period.



There is no guarantee that i4LIFE/SM/ Advantage will be available to elect in the future as we reserve the right to discontinue this option at any time.



Once i4LIFE/SM/ Advantage begins, any prior death benefit election will terminate and the i4LIFE/SM/ Advantage Account Value death benefit will be provided, as discussed below. The amount paid under this new i4LIFE/SM/ Advantage death benefit may be less than the amount that would have been paid under the death benefit provided before i4LIFE/SM/ Advantage began.


Please refer to Federal tax matters for a discussion of the tax consequences of distributions from qualified retirement plans.


If i4LIFE/SM/ Advantage is selected, the applicable transfer provisions among subaccounts will continue to be those specified in your annuity contract for transfers on or before the annuity commencement date. However, once the i4LIFE/SM/ Advantage begins, any automatic withdrawal service will terminate. See The contracts.


Assumed interest rates of 3%, 4%, 5% and 6% may be available. See Annuity payouts--Variable annuity payouts above for a more detailed explanation.


Regular Income. i4LIFE/SM/ Advantage provides for variable, periodic regular income payments during a defined period of time (the Access Period, as defined below), and after the Access Period for as long as an annuitant is living. We determine the initial regular income payment based in part on the assumed interest rate you choose. Subsequent regular income payments will be adjusted each calendar year with the performance of the subaccounts selected. For example, if net investment performance for the year is 3% higher (annualized) than the assumed rate, the regular income payment for the next year will increase by approxi-mately 3%. Conversely, if actual net investment performance is 3% lower than the assumed rate, the regular income payment will decrease by approximately 3%. Regular Income payments are not subject to any surrender charges or interest adjustments. See Charges and other deductions.


Access Period. At the time you elect i4LIFE/SM/ Advantage, you also select the Access Period, which begins no more than fourteen days prior to the date the initial income payment is due. The Access Period is a defined period of time during which we pay variable, periodic regular income payments and provide a death benefit, and during which you may make purchase payments, surrender the contract, and access your Account Value (defined below) through withdrawals. We will establish the minimum (currently 5 years) and maximum Access Periods at the time you elect i4LIFE/SM/ Advantage. Generally, shorter Access Periods will produce a higher initial regular income payment than longer Access Periods. At any time during the Access Period, and subject to the rules in effect at that time, you may extend or shorten the Access Period by sending us notice. If you do, subsequent regular income payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue regular income payments for your life.



Account Value. The initial Account Value is the contract value on the valuation date i4LIFE/SM/ Advantage is effective, less any applicable premium taxes. During the Access Period, the Account Value will be increased/decreased by any investment gains/losses, and will be reduced by regular income payments made and any withdrawals taken.


After the Access Period ends, the remaining Account Value will be applied to continue regular income payments for your life and the Account Value will be reduced to zero. Regular income payments will continue for as long as any annuitant is living, and will continue to be adjusted for investment performance of the subaccounts your annuity units are invested in.


Withdrawals. You may request a withdrawal at any time during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent regular income payments will be reduced proportionately. Withdrawals may have tax consequences. See Federal tax matters--Tax treatment of qualified contracts. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and other deductions.


Surrender. At any time during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further regular income payments will be made.


Death Benefit. During the Access Period, i4LIFE/SM/ Advantage provides the i4LIFE/SM/ Advantage Account Value death benefit. This death benefit is equal to the Account Value as of the day on which Lincoln Life approves the payment of the claim



If you die during the Access Period, the i4LIFE/SM/ Advantage will terminate. Your beneficiary may start a new i4LIFE/SM/ Advantage program. If your spouse's life was also used to determine the regular income payment and the spouse dies, the regular income payment may be recalculated.







Following the Access Period, the death benefit will be the remaining guaranteed regular income payments, if any; otherwise, there is no death benefit.



Availability. The introduction of i4LIFE/SM/ Advantage will vary depending on your state. In states where i4LIFE/SM/ Advantage is not yet available, an earlier version (called the Income4Life(R) Solution) may be available. Under the Income4Life(R) Solution, the death benefit is equal to the Account Value as of the day on which Lincoln Life approves the payment of the claim. The charge under the Income4Life(R) Solution is equal to an annual rate of 1.85% of the net asset value of the Account Value in the VAA. The Income4Life(R) Solution provides higher regular income payments and lower Account Value than are realized under i4LIFE/SM/ Advantage. For a limited time, contracts in force prior to the availability of i4LIFE/SM/ Advantage in a particular state may be able to elect the Income4Life(R) Solution. Contracts issued after i4LIFE/SM/ Advantage is available in your state may only elect i4LIFE/SM/ Advantage.



Termination. You may terminate i4LIFE/SM/ Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next valuation date after we receive the notice. Upon termination of i4LIFE/SM/ Advantage, your death benefit will be the Guarantee of Principal death benefit. Upon termination, we will stop assessing the charge for the i4LIFE/SM/ Advantage and begin assessing the mortality and expense risk charge and administrative charge associated with this death benefit. Your contract value upon termination will be the Account Value on the valuation date we terminate i4LIFE/SM/ Advantage.



Fixed Side of the Contract. If your contract value includes amounts held in the fixed side of the contract at the time i4LIFE/SM/ Advantage is effective or if during the Access Period, you make transfers to or allocate purchase payments to the fixed side of the contract, as permitted under your contract, your Account Value will include the value in the VAA and the value in the fixed side of the contract. We will credit amounts held in the fixed side of the contract at an interest rate guaranteed to be at least 1.5% per year, and apply an interest adjustment (and surrender charge, if applicable) to any withdrawals you make from the fixed side of the contract before the expiration of a guaranteed period. However, we will not apply an interest adjustment to your regular income payments. Contracts issued in certain states or those contracts issued prior to June 2, 2003 may guarantee a higher minimum rate of interest.

Refer to your contract for the specific guaranteed minimum interest rate applicable to your contract. All fixed account rights and restrictions apply to amounts held in the fixed side of the contract during the Access Period. See Fixed side of the contract.


Delay of payments

Contract proceeds from the VAA will be paid within seven days, except (i) when the NYSE is closed (other than weekends and holidays); (ii) times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or (iii) when the SEC so orders to protect contractowners. Payment of contract proceeds from the fixed account may be delayed for up to six months.



Due to federal laws designated to counter terrorism and prevent money laundering by criminals, we may be required to reject a purchase payment. We also may be required to provide additional information about a contractowner's account to government regulators. We may also be required to block a contractowner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, or death benefits, until instructions are received from the appropriate regulator.


Transfers may be delayed as permitted by the 1940 Act.

Reinvestment privilege

You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal, (including previously credited bonus credits), and we will recredit that portion of the surrender/withdrawal charges attributable to the amount returned. This election must be made by written authorization to us and received in our home office within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this Prospectus. A representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this Prospectus are designed. The number of accumulation units which will be credited when the proceeds are reinvested will be based on the value of the accumulation unit(s) on the next valuation date. This computation will occur following receipt of the proceeds and request for reinvestment at the home office. You may utilize the reinvestment privilege only once. No bonus credits will apply when a reinvestment purchase occurs. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions. You should consult a tax adviser before you request a surrender/withdrawal or subsequent reinvestment purchase.


Amendment of contract
We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers.

Commissions

Commissions are paid to dealers under different commission options. The maximum commission paid as a percentage of each purchase payment is 6.50%. Alternate commission schedules are available with lower initial commission amounts based on purchase payments plus ongoing annual compensation of up to 1.00%. Upon annuitization, the commissions paid to dealers are a maximum of 4.00% of account annuitized and/or an annual continuing commission of up to 1.00% of statutory reserves. These commissions are not deducted from purchase payments, bonus credits or contract value; they are paid by us.





Lincoln Life offers the contracts through affiliated registered representatives who are registered with the NASD and are licensed to offer insurance in the states in which they do business. In addition to commissions, these representatives may be eligible for various benefits, such as bonuses, insurance benefits and subsidies. Payments may also be made for other services that do not directly involve the sale of the contracts. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.





Lincoln Life also may offer the contracts through registered representatives of broker-dealers it maintains selling agreements with. These broker-dealers and their registered representatives are also members of, and registered with, the NASD and are state insurance licensed. Commissions payable to registered representatives of a broker-dealer having a selling agreement with Lincoln Life will be paid to their respective broker-dealers. These broker-dealers may in turn pay a portion of the commissions to their registered representatives.



Registered representatives may be eligible for certain non-cash compensation programs, such as conferences or trips.



Lincoln Life offers the contracts to the public on a continuous basis and anticipates continuing to offer the contract but reserves the right to discontinue the offering.


Contractowner questions
The obligations to purchasers under the contracts are those of Lincoln Life. Contracts, endorsements and riders may vary as required by state law. Questions about your contract should be directed to us at 1-888-868-2583.

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Annuity payouts

When you apply for a contract, you may select any annuity commencement date permitted by law.


The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the contract value may be used to purchase an annuity payout option.


You may elect annuity payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the variable annuity options available.

Annuity options
Life Annuity. This option offers a periodic payout during the lifetime of the annuitant and ends with the last payout before the death of the annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a death benefit for beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if the annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.

Life Annuity with Payouts Guaranteed for Designated Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the annuitant. The designated period is selected by the contractowner.

Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor.

Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the contractowner.

Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. When one of the joint annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.

Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the annuitant and a joint annuitant. When one of the joint annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the annuitants dies during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.

Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the annuitant with the guarantee that upon death a payout will be made of the value of the number of annuity units (see Variable annuity payouts) equal to the excess, if any, of: (a) the total amount applied under this option divided by the annuity unit value for the date payouts begin, minus (b) the annuity units represented by each payout to the annuitant multiplied by the number of payouts paid before death. The value of the number of annuity units is computed on the date the death claim is approved for payment by the home office.

Life Annuity with Cash Refund. Fixed annuity benefit payments that will be made for the lifetime of the annuitant with the guarantee that upon death, should
(a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made after Lincoln Life is in receipt of: (1) proof, satisfactory to Lincoln Life, of the death; (2) written authorization for payment; and (3) all claim forms, fully completed.


Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an annuity payout option as a method of paying the death benefit to a beneficiary. If you do, the beneficiary cannot change this payout option. At death, options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable. The mortality and expense risk charge of 1.25% and the charge for administrative services of .15% will be assessed on all variable annuity payouts (except for the i4LIFE/SM/ Advantage, which has a different charge), including options that may be offered that do not have a life contingency and therefore no mortality risk.


Variable annuity payouts
Variable annuity payouts will be determined using:


1.The contract value on the annuity commencement date, less any surrender charges on purchase payments made within twelve months of annuitization and any applicable premium taxes;


2.The annuity tables contained in the contract;

3.The annuity option selected; and

4.The investment performance of the fund(s) selected.

To determine the amount of payouts, we make this calculation:

1.Determine the dollar amount of the first periodic payout; then

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

2.Credit the contract with a fixed number of annuity units equal to the first periodic payout divided by the annuity unit value; and

3.Calculate the value of the annuity units each period thereafter.

Annuity payouts assume an investment return of 3%, 4%, 5% or 6% per year, as applied to the applicable mortality table. Some of these assumed interest rates may not be available in your state, please check with your investment representative. You may choose your assumed interest rate at the time you elect a variable annuity payout on the administrative form provided by Lincoln Life. The higher the assumed interest rate you choose, the higher your initial annuity payment will be. The amount of each payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payments will decrease. The higher the assumed interest rate, the less likely future annuity payments are to increase, or the payments will increase more slowly than if a lower assumed rate was used. There is a more complete explanation of this calculation in the SAI.

General information

The Guarantee of Principal death benefit, EGMDB, 5% Step-Up and the Estate Enhanced Benefit Rider are not available after the annuity commencement date. The annuity commencement date is usually on or before the contractowner's 90th birthday. You may change the annuity commencement date, change the annuity option or change the allocation of the investment among subaccounts up to 30 days before the scheduled annuity commencement date, upon written notice to the home office. You must give us at least 30 days notice before the date on which you want payouts to begin. If proceeds become available to a beneficiary in a lump sum, the beneficiary may choose any annuity payout option.


Unless you select another option, the contract automatically provides for a life annuity with annuity payouts guaranteed for 10 years (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocations at the time of annuitization) except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the annuitant's death (or surviving annuitant's death in case of joint life annuity) will be paid to your beneficiary as payouts become due.

i4LIFE/SM/ Advantage (Non-Qualified Annuity Contracts ONLY)



We offer a variable annuity payout option for non-qualified contracts. This option, when available in your state, is subject to a charge, (imposed only during the i4LIFE/SM/ Advantage payout phase) computed daily, equal to an annual rate of 1.85% for the i4LIFE/SM/ Advantage Account Value death benefit, and 2.05% for the i4LIFE/SM/ Advantage EGMDB, of the net asset value of the Account Value in the VAA. This charge consists of an administrative charge of 0.15% and the balance is a mortality and expense risk charge. If i4LIFE/SM/ Advantage is elected at issue of the contract, i4LIFE/SM/ Advantage and the charge will begin on the contract's effective date. Otherwise, i4LIFE/SM/ Advantage and the charge will begin no more than fourteen days prior to the date the initial regular income payment is due. At the time you elect i4LIFE/SM/ Advantage, you also choose monthly, quarterly, or annual regular income payments, as well as the month that the initial regular income payment is due. Regular income payments must begin within one year of the date you elect i4LIFE/SM/ Advantage.



If your contract value is at least $50,000, you may elect the i4LIFE/SM/ Advantage at the time of application or at any time before the annuity commencement date by sending a written request to our home office. The annuitant may not be changed and additional purchase payments will not be accepted after i4LIFE/SM/ Advantage is elected.



There is no guarantee that i4LIFE/SM/ Advantage will be available to elect in the future as we reserve the right to discontinue this option at any time.



At the time you elect i4LIFE/SM/ Advantage, you also select a new death benefit option. Once i4LIFE/SM/ Advantage begins, any prior death benefit election will terminate and this new death benefit will be provided, as discussed below. The amount paid under this new death benefit may be less than the amount that would have been paid under the death benefit provided before i4LIFE/SM/ Advantage began.


Assumed interest rates of 3%, 4%, 5% and 6% may be available. See Annuity payouts--Variable annuity payouts above for a more detailed explanation.


Regular Income. i4LIFE/SM/ Advantage provides for variable, periodic regular income payments during a defined period of time (the Access Period, as defined below), and after the Access Period for as long as an annuitant is living. We determine the initial regular income payment based in part on the assumed interest rate you choose. Subsequent regular income payments will be adjusted periodically with the performance of the subaccounts selected. For example, if net investment performance for the year is 3% higher (annualized) than the assumed rate, the regular income payment will increase by approximately 3%. Conversely, if actual net investment performance is 3% lower than the assumed rate, the regular income payment will decrease by approximately 3%. See Federal tax matters--Taxation of annuity payouts. In most states, you may also elect to have regular income payments recalculated only once each year, resulting in level regular income payments between recalculation dates. Regular Income payments


                                                                             31

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are not subject to any surrender charges or interest adjustments. See Charges and other deductions.


Access Period. At the time you elect i4LIFE/SM/ Advantage, you also select the Access Period, which begins no more than fourteen days prior to the date the initial income payment is due. The Access Period is a defined period of time during which we pay variable, periodic regular income payments and provide a death benefit, and during which you may surrender the contract and access your Account Value (defined below) through withdrawals. We will establish the minimum (currently 5 years) and maximum Access Periods at the time you elect i4LIFE/SM/ Advantage. Generally, shorter Access Periods will produce a higher initial regular income payment than longer Access Periods. At any time during the Access Period, and subject to the rules in effect at that time, you may extend or shorten the Access Period by sending us notice. If you do, subsequent regular income payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue regular income payments for your life.



Account Value. The initial Account Value is the contract value on the valuation date i4LIFE/SM/ Advantage is effective, less any applicable premium taxes. During the Access Period, the Account Value will be increased/decreased by any investment gains/losses, and will be reduced by regular income payments made and any withdrawals taken.


After the Access Period ends, the remaining Account Value will be applied to continue regular income payments for your life and the Account Value will be reduced to zero. Regular income payments will continue for as long as any annuitant is living, and will continue to be adjusted for investment performance of the subaccounts your annuity units are invested in.

Withdrawals. You may request a withdrawal at any time during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent regular income payments will be reduced proportionately. Withdrawals may have tax consequences. See Federal tax matters--Taxation of withdrawals and surrenders. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and other deductions.

Surrender. At any time during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further regular income payments will be made.


Death Benefit. During the Access Period, i4LIFE/SM/ Advantage provides two death benefit options:



1.i4LIFE/SM/ Advantage Account Value death benefit; and



2.i4LIFE/SM/ Advantage EGMDB.



The i4LIFE/SM/ Advantage Account Value death benefit is the Account Value as of the day on which Lincoln Life approves the payment of the claim.





The charge under this death benefit is equal to an annual rate of 1.85% of the net asset value of the Account Value in the VAA. This death benefit may not be available in all states. You may not change this death benefit once it is elected.



The i4LIFE/SM/ Advantage EGMDB is the greatest of:


1.the Account Value as of the day on which Lincoln Life approves the payment of the claim;


2.the Enhancement Amount (if elected at the time of application) [see discussion below under Accumulated Benefit Enhancement (ABE/SM/)] specified on your contract benefit data pages as applicable on the date of death, plus the sum of allocation of any purchase payments less the sum of all regular income payments and withdrawals (including any applicable charges), and premium taxes incurred, if any. Regular income payments and withdrawals (including any applicable charges) and premium taxes incurred, if any, are deducted on either a dollar for dollar basis or in the same proportion that regular income payments and withdrawals (including any applicable charges) and premium taxes incurred, if any, reduce the Account Value, depending upon the terms of your contract; or



3.the highest Account Value or contract value which the contract attains on any contract anniversary date (including the inception date) (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased. The highest Account Value or contract value is increased by purchase payments and is decreased by regular income payments and withdrawals (including any applicable charges), and any premium taxes incurred subsequent to the anniversary date on which the highest Account Value or contract value is obtained. Regular income payments and withdrawals (including any applicable charges) and premium taxes incurred, if any, are deducted on either a dollar for dollar basis or in the same proportion that regular income payments and withdrawals (including any applicable charges) and premium taxes incurred, if any, reduce the Account Value, depending upon the terms of your contract.



Only the highest Account Value achieved on an anniversary following the election of i4LIFE/SM/ Advantage will be considered if you did not elect (or you discontinued) the EGMDB or more expensive death benefit option before electing i4LIFE/SM/ Advantage. If you elected one of these death benefits after the effective date of the contract, only the highest Account Value or contract value after that death benefit election will be used.



In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Account


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


Value may have a magnified effect on the reduction of the death benefit payable.



Upon the death of any contractowner or joint owner who was not a contractowner on the effective date of the i4LIFE/SM/ Advantage EGMDB death benefit, the death benefit will be equal to the Account Value as of the date the death claim is approved by Lincoln Life for payment (unless the change occurred because of the death of a contractowner or joint owner). If any contractowner or joint owner is changed due to a death and the new contractowner or joint owner is age 81 or older when added to the contract, then the death benefit for this new contractowner or joint owner will be equal to the contract value as of the date the death claim is approved by Lincoln Life for payment.



The charge under this death benefit is equal to an annual rate of 2.05% of the net asset value of the Account Value in the VAA. This death benefit may not be available in all states.



During the Access Period, contracts with the i4LIFE/SM/ Advantage EGMDB may elect to change to the i4LIFE/SM/ Advantage Account Value death benefit. We will effect the change in death benefit on the valuation date we receive a completed election form at our home office, and we will begin deducting the lower mortality and expense risk and administrative charge at that time. Once the change is effective, you may not elect to return to the i4LIFE/SM/ Advantage EGMDB.


For both death benefit options, following the Access Period, the death benefit will be the remaining guaranteed regular income payments, if any; otherwise, there is no death benefit.


Guaranteed Income Benefit


On or about August 1, 2003 (pending state approval), the Guaranteed Income Benefit option will be available if you elect i4LIFE/SM/ Advantage. The annual charge of 2.35% of the net asset value of the Account Value in the VAA if the i4LIFE/SM/ Advantage Account Value death benefit is elected or 2.55% if the i4LIFE/SM/ Advantage EGMDB is elected. The Guaranteed Income Benefit must be elected at the time i4LIFE/SM/ Advantage is elected and will begin at the time i4LIFE/SM/ Advantage begins. Check with your investment representative regarding the availability of this benefit.



If the Guaranteed Income Benefit is in effect, your regular income payments will never be less than a guaranteed minimum amount, regardless of the actual investment performance of your contract. The Guaranteed Income Benefit is initially equal to 75% of the initial regular income payment.



The Guaranteed Income Benefit is reduced by withdrawals (other than regular income payments) in the same proportion that the withdrawals reduce the Account Value. Additional withdrawals from Account Value will also reduce your death benefit.



A payment equal to the Guaranteed Income Benefit is the minimum payment you will receive. If your regular income payment would otherwise be less than the Guaranteed Income Benefit because of poor net investment results, the Account Value will be reduced by the additional amount needed so that you receive at least the Guaranteed Income Benefit. If your Account Value reaches zero, your Access Period will end. Reducing the Account Value to provide the Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled, and may reduce the value of your death benefit. After the Access Period ends, Lincoln Life will continue to pay the Guaranteed Income Benefit for the remainder of the annuitant's (or other person used to determine the regular income payments) life. Depending on market performance, it is possible that the Guaranteed Income Benefit will never come into effect.



If you select this Guaranteed Income Benefit, certain restrictions apply to your contract:



1.A 4% assumed interest rate (AIR) will be used to calculate the regular income payments.



2.You must choose an Access Period of at least 15 years to receive the Guaranteed Income Benefit.



3.There is no guarantee that this Guaranteed Income Benefit option will be available to elect in the future, as we reserve the right to discontinue this option for new elections at any time.



The Guaranteed Income Benefit option may be terminated by the contractowner upon notice to Lincoln Life. Termination will be effective upon the next annual anniversary, of the valuation date on which the first regular income payment was calculated, and your annual charge will be reduced to 1.85% of the net asset value of the Account Value in the VAA if the i4LIFE/SM/ Advantage Account Value death benefit is selected or 2.05% of the net asset value if the i4LIFE/SM/ Advantage EGMDB death benefit is selected. The Guaranteed Income Benefit option also terminates upon the death of the annuitant (or last death of the annuitant or other measuring life) or termination of i4LIFE/SM/ Advantage.





Accumulated Benefit Enhancement (ABE/SM/). We provide to eligible contractowners of non-qualified i4LIFE/SM/ Advantage contracts an ABE Enhancement Amount, if requested at the time of application, at no additional charge. You are eligible to receive the ABE Enhancement Amount if:



..  you are purchasing i4LIFE/SM/ Advantage with the EGMDB death benefit;



.. you are utilizing the proceeds of a variable annuity contract of an insurer not affiliated with Lincoln Life to purchase the contract. Prior contracts with loans or collateral assignments are not eligible for this benefit;



.. the cash surrender value of the prior contract(s) is at least $50,000 at the time of the surrender (amounts above $2,000,000 will require Lincoln Life approval);

.. all contractowners, joint owners and annuitants must be under the age of 76 as of the contract date (as shown in your contract) to select this benefit;



.. the contractowners, joint owners and annuitants of this contract must have been owner(s) or annuitants of the prior contract(s);



Upon the death of any contractowner, joint owner or annuitant, the ABE Enhancement Amount will be payable in accordance with the terms of the i4LIFE/SM/ Advantage EGMDB death benefit. However, if the death occurs in the first contract year, only 75% of the Enhancement Amount is available.



The ABE Enhancement Amount is equal to the excess of the prior contract's documented death benefit(s) over the actual cash surrender value received by Lincoln Life. However, Lincoln Life will impose a limit on the prior contract's death benefit equal to the lesser of:



1)140% of the prior contract's cash value; or



2)the prior contract's cash value plus $400,000.



In addition, if the actual cash surrender value received by Lincoln Life is less than 95% of the documented cash value from the prior insurance company, the prior contract's death benefit will be reduced proportionately according to the reduction in cash value amounts.



For the ABE Enhancement Amount to be effective, documentation of the death benefit and cash value from the prior insurance company must be provided to Lincoln Life at the time of the application. Lincoln Life will only accept these amounts in a format provided by the prior insurance company. Examples of this documentation include: the prior company's periodic customer statement, a statement on the prior company's letterhead, or a printout from the prior company's website. This documentation cannot be more than ninety (90) days old at the time of the application. You may provide updated documentation prior to the contract date if it becomes available from your prior company.





If more than one annuity contract is exchanged to a Lincoln Life contract, the ABE Enhancement Amount will be calculated for each prior contract separately, and then added together to determine the total ABE Enhancement Amount.



Upon the death of any contractowner or joint owner who was not a contractowner on the effective date of the i4LIFE/SM/ Advantage EGMDB death benefit, the ABE Enhancement Amount will be equal to zero (unless the change occurred because of the death of a contractowner or joint owner). If any contractowner or joint owner is changed due to a death and the new contractowner or joint owner is age 76 or older when added to the contract, then the ABE Enhancement Amount for this new contractowner or joint owner will be equal to zero.



The ABE Enhancement Amount will terminate on the valuation date the i4LIFE/SM/ Advantage EGMDB death benefit option of the contract is changed or terminated.



It is important to realize that the ABE Enhancement Amount will in many cases be less than the death benefit from your prior company. This is always true in the first year, when only 75% of the ABE Enhancement Amount is available.





Availability. The introduction of i4LIFE/SM/ Advantage will vary depending on your state. In states where i4LIFE/SM/ Advantage is not yet available, an earlier version (called the Income4Life/(R)/ Solution) may be available. Under the Income4Life/(R) /Solution, the death benefit is equal to the Account Value as of the day on which Lincoln Life approves the payment of the claim (as opposed to the Account Value death benefit and EGMDB offered under i4LIFE/SM/ Advantage). The charge under the Income4Life/(R) /Solution is equal to annual rate of 1.85% of the net asset value of the Account Value in the VAA (as opposed to an annual rate of 1.85% or 2.05% under i4LIFE/SM /Advantage). The Income4Life/(R)/ Solution provides higher regular income payments and lower Account Value than are realized under i4LIFE/SM/ Advantage. The fixed account is not available with the Income4Life(R) Solution. For a limited time, contracts in force prior to the availability of i4LIFE/SM/ Advantage in a particular state may be able to elect the Income4Life/(R) /Solution. Contracts issued after i4LIFE/SM/ Advantage is available in your state may only elect i4LIFE/SM/ Advantage. The Guaranteed Income Benefit is not available with the Income4Life(R) Solution.



Termination. You may not terminate i4LIFE/SM/ Advantage once you have elected it.



Fixed Side of the Contract. If your contract value includes amounts held in the fixed side of the contract at the time i4LIFE/SM/ Advantage is effective, or if, during the Access Period, you make transfers to or allocate purchase payments to the fixed side of the contract, your Account Value will include the value in the VAA. as permitted under your contract, and the value in the fixed side of the contract. We will credit amounts held in the fixed side of the contract at an interest rate guaranteed to be at least 1.5% per year, and apply an interest adjustment (and surrender charge, if applicable) to any withdrawals you make from the fixed side of the contract before the expiration of a guaranteed period. However, we will not apply an interest adjustment to your regular income payments. Contracts issued in certain states or those contracts issued prior to June 2, 2003 may guarantee a higher minimum rate of interest. Refer to your contract for the specific guaranteed minimum interest rate applicable to your contract. All fixed account rights and restrictions apply to amounts held in the fixed side of the contract during the Access Period. See Fixed side of the contract.


Fixed side of the contract


Purchase payments and bonus credits allocated to the fixed side of the contract become part of Lincoln Life's general account, and do not participate in the invest-ment experience of the VAA. The general account is subject to regulation and supervision by the Indiana Insurance Department as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.


In reliance on certain exemptions, exclusions and rules, Lincoln Life has not registered interests in the general account as a security under the Securities Act of 1933 and has not registered the general account as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act, Lincoln Life has been advised that the staff of the SEC has not made a review of the disclosures which are included in this Prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This Prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.



We guarantee an interest rate of not less than 1.5% per year on amounts held in a fixed account. Contracts issued in certain states or those contracts issued prior to June 2, 2003 may guarantee a higher minimum rate of interest. Refer to your contract for the specific guaranteed minimum interest rate applicable to your contract. Any amount withdrawn from or transferred out of a fixed account prior to the expiration of the guaranteed period is subject to an interest adjustment (see Interest adjustment below) and other charges (see Charges and other deductions). The interest adjustment will NOT reduce the amount available for a surrender, withdrawal or transfer below the value it would have had if 1.5% interest (or the guaranteed minimum interest rate for your contract) had been credited to the fixed subaccount.



ANY INTEREST IN EXCESS OF 1.5% (OR THE GUARANTEED MINIMUM INTEREST RATE STATED IN YOUR CONTRACT) WILL BE DECLARED IN ADVANCE AT LINCOLN LIFE'S SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF THE MINIMUM INTEREST RATE WILL BE DECLARED.



Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting purchase payments or transfers into the fixed side of the contract at anytime.


Guaranteed periods
The portion of the fixed account which accepts allocations for a guaranteed period at a guaranteed interest rate is called a fixed subaccount. There is a fixed subaccount for each particular guaranteed period.


The owner may allocate purchase payments to one or more fixed subaccounts with guaranteed periods of 1 to 10 years. Lincoln Life may add guaranteed periods or discontinue accepting purchase payments into one or more guaranteed periods at any time. The minimum amount of any purchase payment that can be allocated to a fixed subaccount is $2,000. Each purchase payment and corresponding bonus credits allocated to a fixed subaccount will start its own guaranteed period and will earn a guaranteed interest rate. The duration of the guaranteed period affects the guaranteed interest rate of the fixed subaccount. A fixed subaccount guarantee period ends on the date after the number of calendar years in the fixed subaccount's guaranteed period. Interest will be credited daily at a guaranteed rate that is equal to the effective annual rate determined on the first day of the fixed subaccount guaranteed period. Amounts surrendered, transferred or withdrawn from a fixed subaccount prior to the end of the guaranteed period will be subject to the interest adjustment. Each guaranteed period purchase payment and corresponding bonus credits will be treated separately for purposes of determining any applicable interest adjustment. Any amount withdrawn from a fixed subaccount may be subject to any applicable surrender charges, account fees and premium taxes.


Lincoln Life will notify the contractowner in writing at least 30 days prior to the expiration date for any guaranteed period amount. A new fixed subaccount guaranteed period of the same duration as the previous fixed subaccount guaranteed period will begin automatically at the end of the previous guaranteed period, unless Lincoln Life receives, prior to the end of a guaranteed period, a written election by the contractowner. The written election may request the transfer of the guaranteed period amount to a different fixed subaccount or to a variable subaccount from among those being offered by Lincoln Life. Transfers of any guaranteed period amount which become effective upon the date of expiration of the applicable guaranteed period are not subject to the limitation of twelve transfers per contract year or the additional fixed account transfer restrictions.

Interest adjustment

Any surrender, withdrawal or transfer of a fixed subaccount guaranteed period amount before the end of the guaranteed period (other than dollar cost averaging, cross-reinvestment, portfolio rebalancing or regular income under i4LIFE/SM/ Advantage transfers) will be subject to an interest adjustment. A surrender, withdrawal or transfer effective upon the expiration date of the guaranteed period will not be subject to an interest adjustment. The interest adjustment will be applied to the amount being surrendered, withdrawn or transferred. The interest adjustment will be applied after the deduction of any applicable account fees and before any applicable transfer charges. In general, the interest adjustment reflects the relationship between the yield rate in effect at the time a purchase payment is allocated to a fixed subaccount's guaranteed period under the contract and the yield rate in effect at the time of the purchase payment's surrender, withdrawal or transfer. It also reflects the time remaining in the fixed subaccount's guaranteed period. If the yield rate at the time of the surrender, withdrawal or transfer is lower than the yield rate at the time the purchase payment was allocated, then the application of the interest adjustment will generally result in a higher payment at the time of the surrender, withdrawal or transfer. Similarly, if the yield rate at the time of surrender, withdrawal or transfer is higher than the yield rate at the time of the allocation of the purchase payment, then the application of the interest adjustment will generally result in a lower payment at the time of the surrender, withdrawal or transfer. The yield rate is published by the Federal Reserve Board.

The interest adjustment is calculated by multiplying the transaction amount by:

                                  (1+A)/n/
                                 ----------- -1
                                 (1+B+K)/n/

where:
A = yield rate for a U.S. Treasury security with time to maturity equal to the subaccount's guaranteed period, determined at the beginning of the guaranteed period.

B = yield rate for a U.S. Treasury security with time to maturity equal to the time remaining in the subaccount's guaranteed period if greater than one year, determined at the time of surrender, withdrawal or transfer. For remaining periods of one year or less, the yield rate for a one year U.S. Treasury security is used.

K = a 0.25% adjustment (unless otherwise limited by applicable state law. This adjustment builds into the formula a factor representing direct and indirect costs to Lincoln Life associated with liquidating general account assets in order to satisfy surrender requests. This adjustment of 0.25% has been added to the denominator of the formula because it is anticipated that a substantial portion of applicable general account portfolio assets will be in relatively illiquid securities. Thus, in addition to direct transaction costs, if such securities must be sold (e.g., because of surrenders), the market price may be lower. Accordingly, even if interest rates decline, there will not be a positive adjustment until this factor is overcome, and then any adjustment will be lower than otherwise, to compensate for this factor. Similarly, if interest rates rise, any negative adjustment will be greater than otherwise, to compensate for this factor. If interest rates stay the same, there will be no interest adjustment.

N = The number of years remaining in the guaranteed period (e.g., 1 year and 73 days = 1 + (73 divided by 365) = 1.2 years)

Straight-Line interpolation is used for periods to maturity not quoted.

See the SAI for examples of the application of the interest adjustment.

Federal tax matters

Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules to your individual situation.

Nonqualified annuities
This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the tax code. We may not offer nonqualified annuities for all of our annuity products.

Tax deferral on earnings
The Federal income tax law generally does not tax any increase in your contract value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:

.. An individual must own the contract (or the tax law must treat the contract as owned by the individual).

.. The investments of the VAA must be "adequately diversified" in accordance with IRS regulations.

.. Your right to choose particular investments for a contract must be limited.

.. The annuity commencement date must not occur near the end of the annuitant's life expectancy.

Contracts not owned by the individual

If a contract is owned by an entity (rather than an individual) the tax code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the contract pays tax currently on the excess of the contract value over the purchase payments for the contract. Examples of contracts where the owner pays current tax on the contract's earnings, bonus credits, and persistency credits, if applicable, are contracts issued to a corporation or a trust. Exceptions to this rule exist. For example, the tax code treats a contract as owned by an individual if the named owner is a trust or other entity that holds the contract as an agent for an individual. However, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees.


Investments in the VAA must be diversified
For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." IRS regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract purchase payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the IRS regulations so that the VAA will be considered "adequately diversified."

Restrictions

Federal income tax law limits your right to choose particular investments for the contract. Because the IRS has not issued guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, bonus credits, persistency credits and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent to try to prevent the tax law from considering you as the owner of the assets of the VAA.


Loss of interest deduction
After June 8, 1997, if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity will lose a portion of its deduction for otherwise deductible interest expenses.

Age at which annuity payouts begin
Federal income tax rules do not expressly identify a particular age by which annuity payouts must begin. However, those rules do require that an annuity contract provide for amortization, through annuity payouts, of the contract's purchase payments, bonus credits, persistency credits and earnings. If annuity payouts under the contract begin or are scheduled to begin on a date past the annuitant's 85th birthday, it is possible that the tax law will not treat the contract as an annuity for Federal income tax purposes. In that event, you would be currently taxed on the excess of the contract value over the purchase payments of the contract.

Tax treatment of payments
We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity for Federal income tax purposes and that the tax law will not tax any increase in your contract value until there is a distribution from your contract.

Taxation of withdrawals and surrenders
You will pay tax on withdrawals to the extent your contract value exceeds your purchase payments in the contract. This income (and all other income from your contract) is considered ordinary income (and does not receive capital gains treatment). A higher rate of tax is paid on ordinary income than on capital gains. You will pay tax on a surrender to the extent the amount you receive exceeds your purchase payments. In certain circumstances, your purchase payments are reduced by amounts received from your contract that were not included in income.

Taxation of annuity payouts

The tax code imposes tax on a portion of each annuity payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your purchase payments in the contract. We will notify you annually of the taxable amount of your annuity payout. Once you have recovered the total amount of the purchase payment in the contract, you will pay tax on the full amount of your annuity payouts. If annuity payouts end because of the annuitant's death and before the total amount in the contract have been distributed, the amount not received will generally be deductible.


Taxation of death benefits
We may distribute amounts from your contract because of the death of a contractowner or an annuitant. The tax treatment of these amounts depends on whether you or the annuitant dies before or after the annuity commencement date.

..  Death prior to the annuity commencement date--

  . If the beneficiary receives death benefits under an annuity payout option, they are taxed in the same manner as annuity payouts.

  . If the beneficiary does not receive death benefits under an annuity payout option, they are taxed in the same manner as a withdrawal.

..  Death after the annuity commencement date--

  . If death benefits are received in accordance with the existing annuity payout option, they are excludible from income if they do not exceed the purchase payments not yet distributed from the contract. All annuity payouts in excess of the purchase payments not previously received are includible in income.

  . If death benefits are received in a lump sum, the tax law imposes tax on the amount of death benefits which exceeds the amount of purchase payments not previously received.

Penalty taxes payable on withdrawals, surrenders, or annuity payouts
The tax code may impose a 10% penalty tax on any distribution from your contract which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or annuity payouts that:

..  you receive on or after you reach age 59 1/2,

..  you receive because you became disabled (as defined in the tax law),

..  a beneficiary receives on or after your death, or


.. you receive as a series of substantially equal periodic payments based on your life (or life expectancy).


Special rules if you own more than one annuity contract
In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an annuity payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the tax code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an annuity payout that you must include in income and the amount that might be subject to the penalty tax described previously.

Loans and assignments

Except for certain qualified contracts, the tax code treats any amount received as a loan under your contract, and any assignment or pledge of (or agreement to assign or pledge) any portion of your contract value, as a withdrawal of such amount or portion.


Gifting a contract
If you transfer ownership of your contract to a person other than your spouse (or to your former spouse incident to divorce), and receive a payment less than your contract's value, you will pay tax on your contract value to the extent it exceeds your purchase payments not previously received. The new owner's purchase payments in the contract would then be increased to reflect the amount included in income.

Charges for a contract's death benefit
Your contract automatically includes a basic death benefit. Certain enhancements to the basic death benefit may also be available to you. The cost of the basic death benefit and any enhancements to such death benefit are deducted from your contract. It is possible that the tax law may treat all or a portion of the death benefit charge as a contract withdrawal.

Qualified retirement plans
We also designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with various types of qualified plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this Prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified plans. Persons planning to use the contract in connection with a qualified plan should obtain advice from a competent tax adviser.

Types of qualified contracts and terms of contracts
Currently, we issue contracts in connection with the following types of qualified plans:

..  Individual Retirement Accounts and Annuities ("Traditional IRAs")

..  Roth IRAs

..  Traditional IRA that is part of a Simplified Employee Pension Plan ("SEP")

..  SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)

..  403(b) plans (public school system and tax-exempt organization annuity plans)

..  401(a) plans (qualified corporate employee pension and profit-sharing plans)

..  403(a) plans (qualified annuity plans)

..  H.R. 10 or Keogh Plans (self-employed individual plans)

.. 457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)

We may issue a contract for use with other types of qualified plans in the future. We may not offer certain types of qualified plans for all of our annuity products.

We will amend contracts to be used with a qualified plan as generally necessary to conform to the tax law requirements for the type of plan. However, the rights of a person to any qualified plan benefits may be subject to the plan's terms and conditions, regardless of the contract's terms and conditions. In addition, we are not bound by the terms and conditions of qualified plans to the extent such terms and conditions contradict the contract, unless we consent.

Economic Growth and Tax Relief Reconciliation Act of 2001
The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") made a number of changes to the rules pertaining to qualified plans. These changes became effective January 1, 2002. Some changes that EGTRRA has introduced are the ability to move money from traditional IRAs to other qualified plans (and from qualified plans to traditional IRAs), increased contribution amounts to qualified plans and catch-up contributions to IRAs. It is important to note that while the contribution limits for federal tax purposes have increased, applicable state law may not permit increased contributions to your IRAs or other qualified plans. Applicable state law may also limit your ability to move your funds among your various qualified plans.

Tax treatment of qualified contracts
The Federal income tax rules applicable to qualified plans and qualified contracts vary with the type of plan and contract. For example,

.. Federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase payments. These limits vary depending on the type of qualified plan and the plan participant's specific circumstances, e.g., the participant's compensation.


.. Under most qualified plans, such as a traditional IRA, the owner must begin receiving payments from the contract in certain minimum amounts by a certain age, typically age 70 1/2. Other qualified plans may allow the participant to take required distributions upon the later of reaching age 70 1/2 or retirement.


.. Loans are allowed under certain types of qualified plans, but Federal income tax rules prohibit loans under other types of qualified plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan's duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.

Tax treatment of payments

The Federal income tax rules generally include distributions from a qualified contract in the participant's income as ordinary income. These taxable distributions will include purchase payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for purchase payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.


Required minimum distributions

Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by the later of age 70 1/2 or retirement. You are required to take distributions from your traditional IRAs beginning in the year you reach age 70 1/2. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.


Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.


The IRS has issued new regulations concerning required minimum distributions. The regulations may impact the distribution method you have chosen and the amount of your distributions. Under new regulations, the presence of an enhanced death benefit may require you to take additional distributions. An enhanced death benefit is any death benefit that has the potential to pay more than the contract value or a return of purchase payments. Annuity contracts inside Custodial or Trusteed IRAs will also be subject to these regulations. Please contact your tax adviser regarding any tax ramifications.


Federal penalty taxes payable on distributions
The tax code may impose a 10% penalty tax on a distribution from a qualified contract that must be included in income. The tax code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender, or annuity payout:

..  received on or after the annuitant reaches age 59 1/2,

.. received on or after the annuitant's death or because of the annuitant's disability (as defined in the tax law),


.. received as a series of substantially equal periodic payments based on the annuitant's life (or life expectancy), or


..  received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified plans. However, the specific requirements of the exception may vary.

Transfers and direct rollovers
As a result of EGTRRA, you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) nongovernmental tax-exempt plans. There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.

Death benefit and IRAs
Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the death benefit from being provided under the contract when we issue the contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the death benefit under a contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain death benefit options may not be available for all of our products.

Federal income tax withholding
We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or annuity payout is requested, we will give you an explanation of the withholding requirements.

Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or
(b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.


Our tax status


Under existing Federal income tax laws, we do not pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. Therefore, we do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.


Changes in the law
The above discussion is based on the tax code, IRS regulations, and interpretations existing on the date of this Prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.

Voting rights

As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of contractowners who have interests in any subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

The number of votes which you have the right to cast will be determined by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized.

Fund shares of a class held in a subaccount for which no timely instructions are received will be voted by us in proportion to the voting instructions which are received for all contracts participating in that subaccount. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a shareholders meeting is called, each person having a voting interest in a subaccount will receive proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln Life may vote fund shares. See Investments of the variable annuity account--Fund shares.

Distribution of the contracts


Lincoln Life is the distributor and principal underwriter of the contracts. Under an agreement with Lincoln Life, Lincoln Financial Distributors, Inc. ("LFD") will act as wholesaler and will assist Lincoln Life in forming the selling group. LFD will also perform certain enumerated marketing and ancillary functions in support of the selling group. The contracts will be sold by our properly licensed registered representatives of independent broker-dealers which in turn have selling agreements with Lincoln Life and have been licensed by state insurance departments to represent us. Included among these broker-dealers is Lincoln Financial Advisors Corporation (LFA). LFA is affiliated with us and in addition to selling our contracts, may also act as a principal underwriter for certain other contracts issued by us. Lincoln Life will offer the contracts in all states it is licensed to do business.


Return privilege

Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to the home office at P.O. Box 7866, 1300 South Clinton Street, Fort Wayne, Indiana, 46801. A contract canceled under this provision will be void. Except as explained in the following paragraph, we will return the contract value as of the valuation date on which we receive the cancellation request, plus any premium taxes plus mortality and expense risk charges and administrative charges proportionately attributable to the bonus credits, less any bonus credits paid into the contract by us. In addition, if the contract value on the date of cancellation is less than the sum of purchase payments minus withdrawals, we will also return both the investment loss and fund management fees, each in an amount that is proportionately attributable to the bonus credits. No surrender charges or interest adjustment will apply. A purchaser who participates in the VAA is subject to the risk of a market loss on the contract value, excluding the bonus credits during the free-look period.


For contracts written in those states whose laws require that we assume this market risk during the free-look period, a contract may be canceled, subject to the conditions explained before, except that we will return only the purchase payment(s).

State regulation

As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance.

Our books and accounts are subject to review and examination by the Indiana Insurance Department at all times. A full examination of our operations is conducted by that Department at least every five years.

Records and reports


As presently required by the 1940 Act and application regulations, we are responsible for maintaining all records and accounts relating to the VAA We have entered into an agreement with the Delaware Management Company, 2005 Market Street, Philadelphia, PA 19203, to provide accounting services to the VAA.


We will mail to you, at your last known address record at the home office, at least semiannually after the first contract year, reports containing information required by that Act or by any other applicable law or regulation.

Other information

A Registration Statement has been filed with the SEC, under the Securities Act of 1933 as amended, for the contracts being offered here. This Prospectus does not contain all the information in the Registration Statement, its amendments and exhibits. Please refer to the Registration Statement for further information about the VAA, Lincoln Life and the contracts offered. Statements in this Prospectus about the content of contracts and other legal instruments are summaries. For the complete text of those contracts and instruments, please refer to those documents as filed with the SEC.

You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center or contacting us. To learn more about this service, please log on to www.LincolnRetirement.com, select service centers and continue on through the Internet Service Center.

We are a member of the Insurance Marketplace Standards Association ("IMSA") and may include the IMSA logo and information about IMSA membership in our advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and services for individually sold life insurance and annuities.



Legal proceedings


Lincoln Life is involved in various pending or threatened legal proceedings arising from the conduct of its business. Most of these proceedings are routine and in the ordinary course of business. In some instances they include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for equitable relief.



After consultation with legal counsel and a review of available facts, it is management's opinion that the ultimate liability, if any, arising out of the proceedings described above will not have a material adverse effect on the financial position of Lincoln Life, the VAA or the Principal Underwriter.

Statement of additional information table of contents for Lincoln Life Variable Annuity Account N



                 Item                                      Page
                 ----------------------------------------------
                 General information and history of The
                   Lincoln National Life Insurance Company
                   (Lincoln Life)                          B-2
                 ----------------------------------------------
                 Special terms                             B-2
                 ----------------------------------------------
                 Services                                  B-2
                 ----------------------------------------------
                 Principal underwriter                     B-2
                 ----------------------------------------------
                 Purchase of securities being offered      B-2
                 ----------------------------------------------





                     Item                              Page
                     --------------------------------------
                     Calculation of investment results  B-2
                     --------------------------------------
                     Annuity payouts                   B-11
                     --------------------------------------
                     Advertising and sales literature  B-13
                     --------------------------------------
                     Additional services               B-14
                     --------------------------------------
                     Other information                 B-15
                     --------------------------------------
                     Financial statements              B-16
                     --------------------------------------



For a free copy of the SAI please see page two of this booklet.

Please send me a free copy of the current Statement of Additional Information for Lincoln Life Variable Annuity Account N (ChoicePlus II Bonus).

                                (Please Print)

Name: __________________________________________________________________________

Address: _______________________________________________________________________

City _ State _ Zip _

Mail to Lincoln National Life Insurance Company, P.O. Box 7866, Fort Wayne, Indiana 46801.

Appendix A--Condensed financial information


Accumulation unit values


The following information relating to accumulation unit values and number of accumulation units for the Lincoln ChoicePlus Bonus and Lincoln ChoicePlus II Bonus products for the following periods ended December 31, come from the VAA's financial statements. It should be read along with the VAA's financial statements and notes which are all included in the SAI.



                                                   *2000                               2001
                                              --------------- -------------------------------------------------
                                              with    with    with EEB       with         with          with
                                              EGMDB   Step-up and Step-up    EEB          Step-up       EGMDB
---------------------------------------------------------------------------------------------------------------------
AIM V.I. Growth Fund Accumulation unit value
.. Beginning of period........................     N/A     N/A   $10.000      $10.000       $10.000      $10.000
.. End of period..............................     N/A     N/A    11.122/(1)/  11.125/(1)/   11.618/(3)/  11.130/(1)/
Number of accumulation units
.. End of period (000's omitted)..............     N/A     N/A         1**          1**           1**          3
---------------------------------------------------------------------------------------------------------------------
AIM V.I. International Growth Fund Accumulation unit value
.. Beginning of period........................     N/A     N/A   $10.000      $10.000       $10.000      $10.000
.. End of period..............................     N/A     N/A    10.610/(1)/  10.611/(1)/   11.228/(3)/  10.615/(1)/
Number of accumulation units
.. End of period (000's omitted)..............     N/A     N/A         1**          1**           1**          1**
---------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund Accumulation unit value
.. Beginning of period........................     N/A     N/A   $10.000      $10.000       $10.000      $10.000
.. End of period..............................     N/A     N/A    11.308/(1)/  11.310/(1)/   11.843/(3)/  11.317/(1)/
Number of accumulation units
.. End of period (000's omitted)..............     N/A     N/A         1**          1**           1**          4
---------------------------------------------------------------------------------------------------------------------
American Funds Global Small Capitalization Fund Accumulation unit value
.. Beginning of period........................ $10.000 $10.000   $10.000      $10.000       $ 8.240      $ 8.295
.. End of period..............................   8.295   8.240    12.495/(1)/  11.126/(2)/    7.056        7.114
Number of accumulation units
.. End of period (000's omitted)..............     308      17         1**          1            41          432
---------------------------------------------------------------------------------------------------------------------
American Funds Growth Fund Accumulation unit value
.. Beginning of period........................ $10.000 $10.000   $10.000      $10.000        $8.970      $ 8.887
.. End of period..............................   8.887   8.970    12.307/(1)/  10.813/(2)/    7.214        7.158
Number of accumulation units
.. End of period (000's omitted)..............     934      71         5           18           360        2,621
---------------------------------------------------------------------------------------------------------------------
American Funds Growth-Income Fund Accumulation unit value
.. Beginning of period........................ $10.000 $10.000   $10.000      $10.000       $10.432      $10.429
.. End of period..............................  10.429  10.432    11.319/(1)/  10.528/(2)/   10.514       10.526
Number of accumulation units
.. End of period (000's omitted)..............     181      46        11           17           379        1,082
---------------------------------------------------------------------------------------------------------------------
American Funds International Fund Accumulation unit value
.. Beginning of period........................ $10.000 $10.000   $10.000      $10.000       $ 7.825      $ 7.865
.. End of period..............................   7.865   7.825    10.835/(1)/  10.218/(2)/    6.160        6.200
Number of accumulation units
.. End of period (000's omitted)..............     493      78         1**          8           232        1,003
---------------------------------------------------------------------------------------------------------------------
AllianceBernstein VP Growth and Income Portfolio Accumulation unit value
.. Beginning of period........................ $10.000 $10.000   $10.000      $10.000       $10.469      $10.457
.. End of period..............................  10.457  10.469    11.314/(1)/  10.344/(2)/   10.303       10.306
Number of accumulation units
.. End of period (000's omitted)..............     202      27         1**         14           234          999
---------------------------------------------------------------------------------------------------------------------
AllianceBernstein VP Premier Growth Portfolio Accumulation unit value
.. Beginning of period........................ $10.000 $10.000   $10.000      $10.000       $ 7.728      $ 7.682
.. End of period..............................   7.682   7.728    11.946/(1)/  11.946/(1)/    6.272        6.244
Number of accumulation units
.. End of period (000's omitted)..............     523      11         1**          6           135        1,021
---------------------------------------------------------------------------------------------------------------------
AllianceBernstein Small Cap Value Portfolio Accumulation unit value
.. Beginning of period........................     N/A     N/A   $10.000      $10.000       $10.000      $10.000
.. End of period..............................     N/A     N/A    11.868/(1)/  11.870/(1)/   11.872/(1)/  11.876/(1)/
Number of accumulation units
.. End of period (000's omitted)..............     N/A     N/A         1**          1**           1**          7
---------------------------------------------------------------------------------------------------------------------
AllianceBernstein VP Technology Portfolio Accumulation unit value
.. Beginning of period........................ $10.000 $10.000   $10.000      $10.000       $ 6.641      $ 6.554
.. End of period..............................   6.554   6.641    12.866/(1)/  11.547/(2)/    4.864        4.808
Number of accumulation units
.. End of period (000's omitted)..............     381      23         1**          2            93          643
---------------------------------------------------------------------------------------------------------------------


                                                             2002
                                              -----------------------------------
                                              with EEB    with    with    with
                                              and Step-up EEB     Step-up EGMDB
---------------------------------------------------------------------------------
AIM V.I. Growth Fund Accumulation unit value
.. Beginning of period........................   $11.122   $11.125 $11.618 $11.130
.. End of period..............................     7.521     7.527   7.863   7.544
Number of accumulation units
.. End of period (000's omitted)..............        11         0      22      49
---------------------------------------------------------------------------------
AIM V.I. International Growth Fund Accumulation unit value
.. Beginning of period........................   $10.610   $10.611 $11.228 $10.615
.. End of period..............................     8.757     8.765   9.280   8.785
Number of accumulation units
.. End of period (000's omitted)..............         6        10       1      29
---------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund Accumulation unit value
.. Beginning of period........................   $11.308   $11.310 $11.843 $11.317
.. End of period..............................     7.720     7.726   8.096   7.746
Number of accumulation units
.. End of period (000's omitted)..............         6         5       6      97
---------------------------------------------------------------------------------
American Funds Global Small Capitalization Fund Accumulation unit value
.. Beginning of period........................   $12.495   $11.126  $7.056  $7.114
.. End of period..............................     9.929     8.845   5.613   5.667
Number of accumulation units
.. End of period (000's omitted)..............        15        10      54     654
---------------------------------------------------------------------------------
American Funds Growth Fund Accumulation unit value
.. Beginning of period........................   $12.307   $10.813  $7.214  $7.158
.. End of period..............................     9.127     8.023   5.355   5.322
Number of accumulation units
.. End of period (000's omitted)..............       129       133     752   4,726
---------------------------------------------------------------------------------
American Funds Growth-Income Fund Accumulation unit value
.. Beginning of period........................   $11.309   $10.528 $10.514 $10.526
.. End of period..............................     9.065     8.443   8.436   8.459
Number of accumulation units
.. End of period (000's omitted)..............       158       112     727   2,824
---------------------------------------------------------------------------------
American Funds International Fund Accumulation unit value
.. Beginning of period........................   $10.835   $10.218  $6.160  $6.200
.. End of period..............................     9.058     8.546   5.155   5.196
Number of accumulation units
.. End of period (000's omitted)..............        27        40     282   1,647
---------------------------------------------------------------------------------
AllianceBernstein VP Growth and Income Portfolio Accumulation unit value
.. Beginning of period........................   $11.314   $10.344 $10.303 $10.306
.. End of period..............................     8.633     7.897   7.870   7.884
Number of accumulation units
.. End of period (000's omitted)..............        39        48     304   1,741
---------------------------------------------------------------------------------
AllianceBernstein VP Premier Growth Portfolio Accumulation unit value
.. Beginning of period........................   $11.946   $11.946  $6.272  $6.244
.. End of period..............................     8.110     8.114   4.262   4.250
Number of accumulation units
.. End of period (000's omitted)..............         4        13     166     867
---------------------------------------------------------------------------------
AllianceBernstein Small Cap Value Portfolio Accumulation unit value
.. Beginning of period........................   $11.868   $11.870 $11.872 $11.876
.. End of period..............................    10.909    10.915  10.922  10.943
Number of accumulation units
.. End of period (000's omitted)..............         6         4       5      50
---------------------------------------------------------------------------------
AllianceBernstein VP Technology Portfolio Accumulation unit value
.. Beginning of period........................   $12.866   $11.547  $4.864  $4.808
.. End of period..............................     7.353     6.599   2.781   2.753
Number of accumulation units
.. End of period (000's omitted)..............         3        19     148     513
---------------------------------------------------------------------------------

                                                   *2000                              2001
                                              --------------- ------------------------------------------------      -----------
                                              with    with    with EEB       with         with         with         with EEB
                                              EGMDB   Step-up and Step-up    EEB          Step-up      EGMDB        and Step-up
--------------------------------------------------------------------------------------------------------------------------------
Delaware VIP High Yield Series Accumulation unit value
.. Beginning of period........................ $10.000 $10.000   $10.000      $10.000      $ 8.953      $ 8.961        $10.304
.. End of period..............................   8.961   8.953    10.304/(1)/   9.945/(2)/   8.413        8.432         10.283
Number of accumulation units
.. End of period (000's omitted)..............      46       7         1**          2           89          303             19
--------------------------------------------------------------------------------------------------------------------------------
Delaware VIP Large Cap Value Series Accumulation unit value
.. Beginning of period........................ $10.000 $10.000   $10.000      $10.000      $11.553      $11.519        $11.091
.. End of period..............................  11.519  11.553    11.091/(1)/  10.314/(2)/  10.894       10.879          8.839
Number of accumulation units
.. End of period (000's omitted)..............      27       3         1**          1**         35          140             11
--------------------------------------------------------------------------------------------------------------------------------
Delaware VIP REIT Series Accumulation unit value
.. Beginning of period........................ $10.000 $10.000   $10.000      $10.000      $10.700      $10.676        $10.698
.. End of period..............................  10.676  10.700    10.698/(1)/  10.380/(2)/  11.427       11.418         10.961
Number of accumulation units
.. End of period (000's omitted)..............     119       2         0            4           33          267            101
--------------------------------------------------------------------------------------------------------------------------------
Delaware VIP Small Cap Value Series Accumulation unit value
.. Beginning of period........................ $10.000 $10.000   $10.000      $10.000      $11.836      $11.772        $11.790
.. End of period..............................  11.772  11.836    11.790/(1)/  10.979/(2)/  12.989       12.938         10.911
Number of accumulation units
.. End of period (000's omitted)..............      89       5         2            5           67          330             35
--------------------------------------------------------------------------------------------------------------------------------
Delaware VIP Trend Series Accumulation unit value
.. Beginning of period........................ $10.000 $10.000   $10.000      $10.000      $ 7.758      $ 7.763        $12.782
.. End of period..............................   7.763   7.758    12.782/(1)/  11.337/(2)/   6.445        6.459         10.030
Number of accumulation units
.. End of period (000's omitted)..............     820      64         2            2          168        1,353             13
--------------------------------------------------------------------------------------------------------------------------------
Delaware VIP U.S. Growth Series Accumulation unit value
.. Beginning of period........................     N/A     N/A   $10.000      $10.000      $10.000      $10.000        $11.636
.. End of period..............................     N/A     N/A    11.636/(1)/  11.638/(1)/  11.640/(1)/  11.645/(1)/     8.079
Number of accumulation units
.. End of period (000's omitted)..............     N/A     N/A         1**          1**          1**          1**            3
--------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Contrafund Portfolio Accumulation unit value
.. Beginning of period........................     N/A     N/A   $10.000      $10.000      $10.000      $10.000        $10.932
.. End of period..............................     N/A     N/A    10.932/(1)/  10.935/(1)/  10.936/(1)/  10.940/(1)/     9.699
Number of accumulation units
.. End of period (000's omitted)..............     N/A     N/A         1**          1**          1**         13             10
--------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Equity-Income Portfolio Accumulation unit value
.. Beginning of period........................ $10.000 $10.000   $10.000      $10.000      $10.857      $10.862        $11.092
.. End of period..............................  10.862  10.857    11.092/(1)/  10.286/(2)/  10.111       10.131          9.020
Number of accumulation units
.. End of period (000's omitted)..............      49       6         1**         13           96          214             32
--------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Growth Portfolio Accumulation unit value
.. Beginning of period........................ $10.000 $10.000   $10.000      $10.000      $ 8.356      $ 8.362        $11.765
.. End of period..............................   8.362   8.356    11.765/(1)/  10.689/(2)/   6.744        6.759          8.050
Number of accumulation units
.. End of period (000's omitted)..............     473      69         1**          5          154          917              7
--------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Overseas Portfolio Accumulation unit value
.. Beginning of period........................ $10.000 $10.000   $10.000      $10.000      $ 8.597      $ 8.603        $10.895
.. End of period..............................   8.603   8.597    10.895/(1)/  10.897/(1)/   6.660        6.675          8.507
Number of accumulation units
.. End of period (000's omitted)..............     320       3         1**          1**         16          404              4
--------------------------------------------------------------------------------------------------------------------------------
FTVIPT Franklin Small Cap Fund Accumulation unit value
.. Beginning of period........................ $10.000 $10.000   $10.000      $10.000      $ 8.038      $ 8.043        $12.289
.. End of period..............................   8.043   8.038    12.289/(1)/  12.291/(1)/   6.694        6.709          8.603
Number of accumulation units
.. End of period (000's omitted)..............     538       4         1**          1           92          908             26
--------------------------------------------------------------------------------------------------------------------------------
FTVIPT Templeton Growth Securities Fund Accumulation unit value
.. Beginning of period........................ $10.000 $10.000   $10.000      $10.000      $10.200      $10.206        $11.165
.. End of period..............................  10.206  10.200    11.165/(1)/  10.388/(2)/   9.891        9.913          8.932
Number of accumulation units
.. End of period (000's omitted)..............       7       1         1**          1**          8           60              3
--------------------------------------------------------------------------------------------------------------------------------




                                              with    with    with
                                              EEB     Step-up EGMDB
---------------------------------------------------------------------
Delaware VIP High Yield Series Accumulation unit value
.. Beginning of period........................  $9.945  $8.413  $8.432
.. End of period..............................   9.928   8.403   8.435
Number of accumulation units
.. End of period (000's omitted)..............      21     197     472
---------------------------------------------------------------------
Delaware VIP Large Cap Value Series Accumulation unit value
.. Beginning of period........................ $10.314 $10.894 $10.879
.. End of period..............................   8.225   8.692   8.692
Number of accumulation units
.. End of period (000's omitted)..............      16      98     286
---------------------------------------------------------------------
Delaware VIP REIT Series Accumulation unit value
.. Beginning of period........................ $10.380 $11.427 $11.418
.. End of period..............................  10.641  11.720  11.729
Number of accumulation units
.. End of period (000's omitted)..............      20     123     629
---------------------------------------------------------------------
Delaware VIP Small Cap Value Series Accumulation unit value
.. Beginning of period........................ $10.979 $12.989 $12.938
.. End of period..............................  10.165  12.033  12.004
Number of accumulation units
.. End of period (000's omitted)..............      55     143     756
---------------------------------------------------------------------
Delaware VIP Trend Series Accumulation unit value
.. Beginning of period........................ $11.337  $6.445  $6.459
.. End of period..............................   8.900   5.062   5.081
Number of accumulation units
.. End of period (000's omitted)..............      48     291   1,961
---------------------------------------------------------------------
Delaware VIP U.S. Growth Series Accumulation unit value
.. Beginning of period........................ $11.638 $11.640 $11.645
.. End of period..............................   8.083   8.089   8.106
Number of accumulation units
.. End of period (000's omitted)..............       2       6      39
---------------------------------------------------------------------
Fidelity VIP Contrafund Portfolio Accumulation unit value
.. Beginning of period........................ $10.935 $10.936 $10.940
.. End of period..............................   9.708   9.715   9.732
Number of accumulation units
.. End of period (000's omitted)..............       8      11      98
---------------------------------------------------------------------
Fidelity VIP Equity-Income Portfolio Accumulation unit value
.. Beginning of period........................ $10.286 $10.111 $10.131
.. End of period..............................   8.370   8.231   8.260
Number of accumulation units
.. End of period (000's omitted)..............      33     181     467
---------------------------------------------------------------------
Fidelity VIP Growth Portfolio Accumulation unit value
.. Beginning of period........................ $10.689  $6.744  $6.759
.. End of period..............................   7.317   4.619   4.636
Number of accumulation units
.. End of period (000's omitted)..............      34     154     714
---------------------------------------------------------------------
Fidelity VIP Overseas Portfolio Accumulation unit value
.. Beginning of period........................ $10.897  $6.660  $6.675
.. End of period..............................   8.513   5.206   5.225
Number of accumulation units
.. End of period (000's omitted)..............       1      34     474
---------------------------------------------------------------------
FTVIPT Franklin Small Cap Fund Accumulation unit value
.. Beginning of period........................ $12.291  $6.694  $6.709
.. End of period..............................   8.611   4.691   4.708
Number of accumulation units
.. End of period (000's omitted)..............      10     103   1,223
---------------------------------------------------------------------
FTVIPT Templeton Growth Securities Fund Accumulation unit value
.. Beginning of period........................ $10.388  $9.891  $9.913
.. End of period..............................   8.316   7.922   7.952
Number of accumulation units
.. End of period (000's omitted)..............      11      24     213
---------------------------------------------------------------------

                                                   *2000                              2001
                                              --------------- ------------------------------------------------      -----------
                                              with    with    with EEB       with         with         with         with EEB
                                              EGMDB   Step-up and Step-up    EEB          Step-up      EGMDB        and Step-up
--------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Aggressive Growth Portfolio Accumulation unit value
.. Beginning of period........................     N/A     N/A   $10.000      $10.000      $10.000      $10.000        $11.379
.. End of period..............................     N/A     N/A    11.379/(1)/  11.381/(1)/  11.384/(1)/  11.387/(1)/     8.029
Number of accumulation units
.. End of period (000's omitted)..............     N/A     N/A         1**          1**          1**          1**            0
--------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Balanced Portfolio Accumulation unit value
.. Beginning of period........................     N/A     N/A   $10.000      $10.000      $10.000      $10.000        $10.655
.. End of period..............................     N/A     N/A    10.655/(1)/  10.659/(1)/  10.659/(1)/  10.662/(1)/     9.761
Number of accumulation units
.. End of period (000's omitted)..............     N/A     N/A         1**          1**          1**          8             23
--------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Worldwide Growth Portfolio Accumulation unit value
.. Beginning of period........................     N/A     N/A   $10.000      $10.000      $10.000      $10.000        $11.505
.. End of period..............................     N/A     N/A    11.505/(1)/  11.507/(1)/  11.509/(1)/  11.513/(1)/     8.389
Number of accumulation units
.. End of period (000's omitted)..............     N/A     N/A         1**          1**          1**          3              3
--------------------------------------------------------------------------------------------------------------------------------
Lincoln VIP Mid Cap Growth Fund Accumulation unit value
.. Beginning of period........................     N/A     N/A   $10.000      $10.000      $10.000      $10.000        $12.407
.. End of period..............................     N/A     N/A    12.407/(1)/  12.409/(1)/  12.410/(1)/  12.416/(1)/     8.491
Number of accumulation units
.. End of period (000's omitted)..............     N/A     N/A         1**          1**          1**          1**            0
--------------------------------------------------------------------------------------------------------------------------------
Lincoln VIP Bond Fund Accumulation unit value
.. Beginning of period........................ $10.000 $10.000   $10.000      $10.000      $10.603      $10.609        $10.114
.. End of period..............................  10.609  10.603    10.114/(1)/  10.095/(2)/  11.372       11.396         10.937
Number of accumulation units
.. End of period (000's omitted)..............     223      15         1**         29          292        1,399            453
--------------------------------------------------------------------------------------------------------------------------------
Lincoln VIP Capital Appreciation Fund Accumulation unit value
.. Beginning of period........................     N/A     N/A   $10.000      $10.000      $10.000      $10.000        $11.617
.. End of period..............................     N/A     N/A    11.617/(1)/  11.618/(1)/  11.619/(1)/  11.624/(1)/     8.325
Number of accumulation units
.. End of period (000's omitted)..............     N/A     N/A         1**          1**          1**          1**            0
--------------------------------------------------------------------------------------------------------------------------------
Lincoln VIP Global Asset Allocation Fund Accumulation unit value
.. Beginning of period........................     N/A     N/A   $10.000      $10.000      $10.000      $10.000        $10.963
.. End of period..............................     N/A     N/A    10.963/(1)/  10.965/(1)/  11.378/(3)/  10.970/(1)/     9.469
Number of accumulation units
.. End of period (000's omitted)..............     N/A     N/A         1**          1**          1**          1**            3
--------------------------------------------------------------------------------------------------------------------------------
Lincoln VIP International Fund Accumulation unit value
.. Beginning of period........................     N/A     N/A   $10.000      $10.000      $10.000      $10.000        $11.019
.. End of period..............................     N/A     N/A    11.019/(1)/  11.022/(1)/  11.025/(1)/  11.027/(1)/     9.650
Number of accumulation units
.. End of period (000's omitted)..............     N/A     N/A         1**          1**          1**          1**            1**
--------------------------------------------------------------------------------------------------------------------------------
Lincoln VIP Money Market Fund Accumulation unit value
.. Beginning of period........................ $10.000 $10.000   $10.000      $10.000      $10.207      $10.213        $10.018
.. End of period..............................  10.213  10.207    10.018/(1)/  10.021/(2)/  10.433       10.455          9.973
Number of accumulation units
.. End of period (000's omitted)..............     579      89        20            4        1,004        2,314             52
--------------------------------------------------------------------------------------------------------------------------------
Lincoln VIP Social Awareness Funds Accumulation unit value
.. Beginning of period........................     N/A     N/A   $10.000      $10.000      $10.000      $10.000        $11.505
.. End of period..............................     N/A     N/A    11.505/(1)/  11.508/(1)/  12.103/(3)/  11.513/(1)/     8.792
Number of accumulation units
.. End of period (000's omitted)..............     N/A     N/A         1**          1**          1**          1**            3
--------------------------------------------------------------------------------------------------------------------------------
MFS VIT Capital Opportunities Series Accumulation unit value
.. Beginning of period........................     N/A     N/A   $10.000      $10.000      $10.000      $10.000        $11.886
.. End of period..............................     N/A     N/A    11.886/(1)/  11.887/(1)/  11.889/(1)/  11.894/(1)/     8.186
Number of accumulation units
.. End of period (000's omitted)..............     N/A     N/A         1**          1**          1**          4              1
--------------------------------------------------------------------------------------------------------------------------------
MFS VIT Emerging Growth Series Accumulation unit value
.. Beginning of period........................ $10.000 $10.000   $10.000      $10.000      $ 8.166      $ 8.172        $12.126
.. End of period..............................   8.172   8.166    12.126/(1)/  12.128/(1)/   5.327        5.338          7.874
Number of accumulation units
.. End of period (000's omitted)..............     488       9         1**          1**         97          565              1
--------------------------------------------------------------------------------------------------------------------------------




                                              with      with      with
                                              EEB       Step-up   EGMDB
-------------------------------------------------------------------------
Janus Aspen Aggressive Growth Portfolio Accumulation unit value
.. Beginning of period........................ $11.381   $11.384   $11.387
.. End of period..............................   8.032     8.038     8.052
Number of accumulation units
.. End of period (000's omitted)..............       1**       1**       5
-------------------------------------------------------------------------
Janus Aspen Balanced Portfolio Accumulation unit value
.. Beginning of period........................ $10.659   $10.659   $10.662
.. End of period..............................   9.770     9.775     9.793
Number of accumulation units
.. End of period (000's omitted)..............       1        21       271
-------------------------------------------------------------------------
Janus Aspen Worldwide Growth Portfolio Accumulation unit value
.. Beginning of period........................ $11.507   $11.509   $11.513
.. End of period..............................   8.395     8.401     8.417
Number of accumulation units
.. End of period (000's omitted)..............      20         3        49
-------------------------------------------------------------------------
Lincoln VIP Mid Cap Growth Fund Accumulation unit value
.. Beginning of period........................ $12.409   $12.410   $12.416
.. End of period..............................   8.497     8.497     8.515
Number of accumulation units
.. End of period (000's omitted)..............       0         5         4
-------------------------------------------------------------------------
Lincoln VIP Bond Fund Accumulation unit value
.. Beginning of period........................ $10.095   $11.372   $11.396
.. End of period..............................  10.922    12.310    12.355
Number of accumulation units
.. End of period (000's omitted)..............     131       565     3,185
-------------------------------------------------------------------------
Lincoln VIP Capital Appreciation Fund Accumulation unit value
.. Beginning of period........................ $11.618   $11.619   $11.624
.. End of period..............................   8.331     8.337     8.353
Number of accumulation units
.. End of period (000's omitted)..............       0         1         3
-------------------------------------------------------------------------
Lincoln VIP Global Asset Allocation Fund Accumulation unit value
.. Beginning of period........................ $10.965   $11.378   $10.970
.. End of period..............................   9.475     9.838     9.500
Number of accumulation units
.. End of period (000's omitted)..............       0         6        11
-------------------------------------------------------------------------
Lincoln VIP International Fund Accumulation unit value
.. Beginning of period........................ $11.022   $11.025   $11.027
.. End of period..............................   9.657     9.665     9.678
Number of accumulation units
.. End of period (000's omitted)..............       0         9        32
-------------------------------------------------------------------------
Lincoln VIP Money Market Fund Accumulation unit value
.. Beginning of period........................ $10.021   $10.433   $10.455
.. End of period..............................   9.981    10.396    10.434
Number of accumulation units
.. End of period (000's omitted)..............      56     1,017     4,473
-------------------------------------------------------------------------
Lincoln VIP Social Awareness Funds Accumulation unit value
.. Beginning of period........................ $11.508   $12.103   $11.513
.. End of period..............................   8.800     9.260     8.822
Number of accumulation units
.. End of period (000's omitted)..............       0         0        13
-------------------------------------------------------------------------
MFS VIT Capital Opportunities Series Accumulation unit value
.. Beginning of period........................ $11.887   $11.889   $11.894
.. End of period..............................   8.191     8.201     8.213
Number of accumulation units
.. End of period (000's omitted)..............       1**       1**      26
-------------------------------------------------------------------------
MFS VIT Emerging Growth Series Accumulation unit value
.. Beginning of period........................ $12.128    $5.327    $5.338
.. End of period..............................   7.878     3.462     3.475
Number of accumulation units
.. End of period (000's omitted)..............       7        83       465
-------------------------------------------------------------------------

                                                   *2000                              2001
                                              --------------- ------------------------------------------------      -----------
                                              with    with    with EEB       with         with         with         with EEB
                                              EGMDB   Step-up and Step-up    EEB          Step-up      EGMDB        and Step-up
--------------------------------------------------------------------------------------------------------------------------------
MFS VIT Total Return Series Accumulation unit value
.. Beginning of period........................ $10.000 $10.000   $10.000      $10.000      $11.124      $11.130        $10.632
.. End of period..............................  11.130  11.124    10.632/(1)/  10.278/(2)/  10.934       10.956          9.878
Number of accumulation units
.. End of period (000's omitted)..............     182      18         1**         15          158          767             68
--------------------------------------------------------------------------------------------------------------------------------
MFS VIT Utilities Series Accumulation unit value
.. Beginning of period........................ $10.000 $10.000   $10.000      $10.000      $ 9.894      $ 9.901         $9.843
.. End of period..............................   9.901   9.894     9.843/(1)/   9.356/(2)/   7.345        7.362          7.450
Number of accumulation units
.. End of period (000's omitted)..............     218      28         1**          6          283          704             10
--------------------------------------------------------------------------------------------------------------------------------
Neuberger Berman AMT Mid-Cap Growth Portfolio Accumulation unit value
.. Beginning of period........................     N/A     N/A   $10.000      $10.000      $10.000      $10.000        $11.997
.. End of period..............................     N/A     N/A    11.997/(1)/  11.999/(1)/  12.001/(1)/  12.006/(1)/     8.322
Number of accumulation units
.. End of period (000's omitted)..............     N/A     N/A         1**          1**          1**          1             12
--------------------------------------------------------------------------------------------------------------------------------
Neuberger Berman AMT Regency Portfolio Accumulation unit value
.. Beginning of period........................     N/A     N/A   $10.000      $10.000      $10.000      $10.000        $11.145
.. End of period..............................     N/A     N/A    11.145/(1)/  11.147/(1)/  11.149/(1)/  11.152/(1)/     9.786
Number of accumulation units
.. End of period (000's omitted)..............     N/A     N/A         1**          1**          1**          7              3
--------------------------------------------------------------------------------------------------------------------------------
Putnam VIT Growth & Income Fund Accumulation unit value
.. Beginning of period........................     N/A     N/A   $10.000      $10.000      $10.000      $10.000        $10.857
.. End of period..............................     N/A     N/A    10.857/(1)/  10.860/(1)/  10.861/(1)/  10.864/(1)/     8.632
Number of accumulation units
.. End of period (000's omitted)..............     N/A     N/A         1**          1**          1**          1**            5
--------------------------------------------------------------------------------------------------------------------------------
Putnam VIT Health Sciences Fund Accumulation unit value
.. Beginning of period........................     N/A     N/A   $10.000      $10.000      $10.000      $10.000        $10.561
.. End of period..............................     N/A     N/A    10.561/(1)/  10.565/(1)/  10.566/(1)/  10.569/(1)/     8.260
Number of accumulation units
.. End of period (000's omitted)..............     N/A     N/A         1**          1**          1**          4              8
--------------------------------------------------------------------------------------------------------------------------------
Scudder VIT EAFE Equity Index Accumulation unit value
.. Beginning of period........................     N/A     N/A   $10.000      $10.000      $10.000      $10.000        $10.593
.. End of period..............................     N/A     N/A    10.593/(1)/  10.596/(1)/  10.596/(1)/  10.599/(1)/     8.153
Number of accumulation units
.. End of period (000's omitted)..............     N/A     N/A         1**          1**          1**          1**            0
--------------------------------------------------------------------------------------------------------------------------------
Scudder VIT Equity 500 Index Accumulation unit value
.. Beginning of period........................ $10.000 $10.000   $10.000      $10.000      $ 8.983      $ 8.931        $11.273
.. End of period..............................   8.931   8.983    11.273/(1)/  10.485/(2)/   7.752        7.719          8.596
Number of accumulation units
.. End of period (000's omitted)..............      81       7         1**          3          140          453             15
--------------------------------------------------------------------------------------------------------------------------------
Scudder VIT Small Cap Index Accumulation unit value
.. Beginning of period........................     N/A     N/A   $10.000      $10.000      $10.000      $10.000        $12.108
.. End of period..............................     N/A     N/A    12.108/(1)/  12.111/(1)/  12.112/(1)/  12.117/(1)/     9.440
Number of accumulation units
.. End of period (000's omitted)..............     N/A     N/A         1**          1**          1**          4              7
--------------------------------------------------------------------------------------------------------------------------------




                                              with      with    with
                                              EEB       Step-up EGMDB
-----------------------------------------------------------------------
MFS VIT Total Return Series Accumulation unit value
.. Beginning of period........................ $10.278   $10.934 $10.956
.. End of period..............................   9.554    10.169  10.205
Number of accumulation units
.. End of period (000's omitted)..............      61       319   1,399
-----------------------------------------------------------------------
MFS VIT Utilities Series Accumulation unit value
.. Beginning of period........................  $9.356    $7.345  $7.362
.. End of period..............................   7.085     5.565   5.586
Number of accumulation units
.. End of period (000's omitted)..............      21       130     850
-----------------------------------------------------------------------
Neuberger Berman AMT Mid-Cap Growth Portfolio Accumulation unit value
.. Beginning of period........................ $11.999   $12.001 $12.006
.. End of period..............................   8.326     8.331   8.348
Number of accumulation units
.. End of period (000's omitted)..............      11       225      65
-----------------------------------------------------------------------
Neuberger Berman AMT Regency Portfolio Accumulation unit value
.. Beginning of period........................ $11.147   $11.149 $11.152
.. End of period..............................   9.791     9.799   9.816
Number of accumulation units
.. End of period (000's omitted)..............       4         7      39
-----------------------------------------------------------------------
Putnam VIT Growth & Income Fund Accumulation unit value
.. Beginning of period........................ $10.860   $10.861 $10.864
.. End of period..............................   8.640     8.646   8.660
Number of accumulation units
.. End of period (000's omitted)..............       2        15      19
-----------------------------------------------------------------------
Putnam VIT Health Sciences Fund Accumulation unit value
.. Beginning of period........................ $10.565   $10.566 $10.569
.. End of period..............................   8.266     8.271   8.285
Number of accumulation units
.. End of period (000's omitted)..............      12        15      35
-----------------------------------------------------------------------
Scudder VIT EAFE Equity Index Accumulation unit value
.. Beginning of period........................ $10.596   $10.596 $10.599
.. End of period..............................   8.160     8.164   8.177
Number of accumulation units
.. End of period (000's omitted)..............       0         6       6
-----------------------------------------------------------------------
Scudder VIT Equity 500 Index Accumulation unit value
.. Beginning of period........................ $10.485    $7.752  $7.719
.. End of period..............................   7.999     5.917   5.901
Number of accumulation units
.. End of period (000's omitted)..............      24       259     725
-----------------------------------------------------------------------
Scudder VIT Small Cap Index Accumulation unit value
.. Beginning of period........................ $12.111   $12.112 $12.117
.. End of period..............................   9.445     9.452   9.469
Number of accumulation units
.. End of period (000's omitted)..............       1**      11      29
-----------------------------------------------------------------------

*These values do not reflect a full year's experience because they are calculated for the period from the beginning of investment activity of the subaccounts (July 31, 2000) through December 31, 2000.

(1)Commenced business on 9/19/01 with an initial unit value of $10.

(2)Commenced business on 9/10/01 with an initial unit value of $10.

(3)Commenced business on 9/21/01 with an initial unit value of $10.


** All numbers less than 500 were rounded up to 1,000.

Lincoln ChoicePlus II Bonus

Lincoln Life Variable Annuity Account N (Registrant)

The Lincoln National Life Insurance Company (Depositor)

Statement of Additional Information (SAI)

This Statement of Additional Information should be read in conjunction with the Lincoln ChoicePlus II Bonus

Prospectus of Lincoln Life Variable Annuity Account N dated May 1, 2003.

You may obtain a copy of the Lincoln ChoicePlus II Bonus Prospectus on request and without charge.
Please write Lincoln ChoicePlus Customer Service, The Lincoln National Life Insurance Company,
P.O. Box 7866, Fort Wayne, Indiana 46801 or call 1-888-868-2583.

Table of Contents


                  Item                                    Page
                  --------------------------------------------
                  General information and history of The
                  Lincoln National Life Insurance Company
                  (Lincoln Life)                          B-2
                  --------------------------------------------
                  Special terms                           B-2
                  --------------------------------------------
                  Services                                B-2
                  --------------------------------------------
                  Principal underwriter                   B-2
                  --------------------------------------------
                  Purchase of securities being offered    B-2
                  --------------------------------------------


                     Item                              Page
                     --------------------------------------
                     Calculation of investment results  B-2
                     --------------------------------------
                     Annuity payouts                   B-11
                     --------------------------------------
                     Advertising and sales literature  B-13
                     --------------------------------------
                     Additional services               B-14
                     --------------------------------------
                     Other information                 B-15
                     --------------------------------------
                     Financial statements              B-16
                     --------------------------------------

This SAI is not a Prospectus.


The date of this SAI is May 1, 2003.

General information and history of The Lincoln National Life Insurance Company (Lincoln Life)


The Lincoln National Life Insurance Company (Lincoln Life), organized in 1905, is an Indiana-domiciled insurance corporation, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana.


Special terms

The special terms used in this SAI are the ones defined in the Prospectus. In connection with the term, valuation date, the New York Stock Exchange is currently closed on weekends and on these holidays: New Year's Day, Martin Luther King's Birthday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday.

Services

Independent auditors

The financial statements of the VAA at December 31, 2002, and for each of the two years in the period ended December 31, 2002, and the consolidated financial statements of Lincoln Life at December 31, 2002 and 2001, and for each of the three years in the period ended December 31, 2002, appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent auditors, 2300 National City Center, 110 West Berry Street, Fort Wayne, Indiana 46802, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.


Keeper of records
All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by Lincoln Life or by third parties responsible to Lincoln Life. We have entered into an agreement with the Delaware Management Company, 2005 Market Street, Philadelphia, PA 19203, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by Lincoln Life for this service.

Principal underwriter


Lincoln National Life Insurance Company (Lincoln Life), 1300 South Clinton Street, Fort Wayne, IN 46802, is the principal underwriter for the contracts, which are offered continuously. Lincoln Financial Distributors, Inc. will perform certain marketing and other ancillary functions as described in the Prospectus. Lincoln Life retained no underwriting commissions in 2002 from the sale of the variable annuity contracts.



Lincoln Life received $57,062,208 in 2002, for the sale of the contracts offered through the VAA.


Purchase of securities being offered

The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling Lincoln Life products; through independent insurance brokers; and through certain securities brokers/dealers selected by Lincoln Life whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the Prospectus under the section Charges and other deductions, the account fee and/or the surrender charge may be reduced or waived.

Both before and after the annuity commencement date, there are exchange privileges between subaccounts, and from the VAA to the general account subject to restrictions set out in the Prospectus. See The contracts, in the Prospectus. No exchanges are permitted between the VAA and other separate accounts.

The offering of the contracts is continuous.

Calculation of investment results

The paragraphs set forth below represent yield and total return performance information for the VAA and the subaccounts calculated in several different ways.

Money Market Fund Subaccount:

At times the VAA may advertise the Money Market subaccount's yield. The yield refers to the income generated by an investment in the subaccount over a seven-day period. This income is then annualized. The process of annualizing, results when the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The yield figure is based on historical earnings and is not intended to indicate future performance.

The Money Market subaccount's seven-day yield is determined by calculating the change in unit value for the base period (the 7-day period ended December 31, 2002); then dividing this figure by the account value at the beginning of the period; then annualizing this result by the factor of 365/7. This yield includes all deductions charged to the contractowner's account, and excludes any realized gains and losses from the sale of securities. The Lincoln National Money Market Subaccount yield was -0.51% (EGMDB); - 0.66% (5% stepup); - 0.71% (with EEB) and - 0.76% (EEB and 5%
Stepup) at


December 31, 2002. If contractowners elected the Principal Security/SM/ Benefit the yield would have been lower.


Standard investment results:

Standard performance is based on a formula to calculate performance that is prescribed by the SEC. Under rules issued by the SEC, standard performance must be included in any marketing material that discusses the performance of the VAA and the subaccounts. This information represents past performance and does not indicate or represent future performance.

Average annual return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:

                                P(1 + T)n = ERV

Where:   P =   a hypothetical initial purchase payment
               of $1,000
         T =   average annual total return for the
               period in question
         N =   number of years
       ERV =   ending redeemable value (as of the end
               of the period in question) of a hypo
               thetical $1,000 purchase payment made
               at the beginning of the 1-year, 5-year,
               or 10-year period in question (or
               fractional period thereof)

The formula assumes that: (1) all recurring fees have been charged to the contractowner accounts; and (2) there will be a complete redemption upon the anniversary of the 1-year, 5-year, or 10-year period in question.

In accordance with SEC guidelines, we will report standard performance back to the first date that the fund became available in the VAA. Because standard performance reporting periods of less than one year could be misleading, we may report "N/As" for standard performance until one year after a fund became available in the separate account.

A. Standard Performance Data



   Period Ending December 31, 2002



                                                                                    Since
                                                                     1-year  5-year Inception
                                                          Subaccount With    With   With
                                                          Commenced  EGMDB   EGMDB  EGMDB
---------------------------------------------------------------------------------------------
AIM V.I. Growth Fund (Series II)                          11/20/1998 (41.1)%  N/A     (18.0)%
AIM V.I. International Growth Fund (Series II)            11/20/1998 (26.2)   N/A     (12.7)
AIM V.I. Premier Equity Fund (Series II)                  11/20/1998 (40.4)   N/A     (10.8)
AllianceBernstein Growth & Income Portfolio (Class B)     02/22/2000 (32.4)   N/A      (6.0)
AllianceBernstein Premier Growth Portfolio (Class B)      02/22/2000 (40.8)   N/A     (27.4)
AllianceBernstein Small Cap Value Portfolio (Class B)     09/19/2001 (16.8)   N/A       0.2
AllianceBernstein Technology Portfolio (Class B)          02/22/2000 (51.6)   N/A     (43.0)
American Funds Global Small Capitalization Fund (Class 2) 02/22/2000 (29.3)   N/A     (28.2)
American Funds Growth Fund (Class 2)                      02/22/2000 (34.6)   N/A     (22.2)
American Funds Growth-Income Fund (Class 2)               02/22/2000 (28.6)   N/A      (6.9)
American Funds International Fund (Class 2)               02/22/2000 (25.1)   N/A     (29.4)
Delaware VIP Large Cap Value Series (Service Class)       11/20/1998 (29.0)   N/A      (7.7)
Delaware VIP High Yield Series (Service Class)            11/20/1998  (8.9)   N/A      (6.0)
Delaware VIP REIT Series (Service Class)                  11/20/1998  (6.3)   N/A       6.5
Delaware VIP Small Cap Value Series (Service Class)       11/20/1998 (16.2)   N/A       2.0
Delaware VIP Trend Series (Service Class)                 11/20/1998 (30.3)   N/A       0.8
Delaware VIP U.S. Growth Series (Service Class)           09/19/2001 (39.3)   N/A     (22.6)
Fidelity(R) VIP Contrafund Portfolio (Service Class 2)    09/19/2001 (20.0)   N/A      (9.3)
Fidelity(R) VIP Equity-Income Portfolio (Service Class 2) 11/20/1998 (27.4)   N/A      (5.6)
Fidelity(R) VIP Growth Portfolio (Service Class 2)        11/20/1998 (40.3)   N/A     (10.5)
Fidelity(R) VIP Overseas Portfolio (Service Class 2)      11/20/1998 (30.6)   N/A     (11.1)
FTVIPT Franklin Small Cap Fund (Class 2)                  02/22/2000 (38.7)   N/A     (30.7)
FTVIPT Templeton Growth Securities Fund (Class 2)         02/22/2000 (28.7)   N/A      (9.0)
Janus Aspen Mid Cap Growth Portfolio (Service Class)      09/19/2001 (38.2)   N/A     (23.0)
Janus Aspen Balanced Portfolio (Service Class)            09/19/2001 (17.1)   N/A      (8.8)
Janus Aspen Worldwide Growth Portfolio (Service Class)    09/19/2001 (35.8)   N/A     (20.0)
Lincoln VIP Aggressive Growth Fund (Standard Class)       09/19/2001 (40.3)   N/A     (19.2)
Lincoln VIP Bond Fund (Standard Class)                    11/20/1998  (0.6)   N/A       3.2
Lincoln VIP Capital Appreciation Fund (Standard Class)    09/19/2001 (37.0)   N/A     (20.5)
Lincoln VIP Global Asset Allocation Fund (Standard Class) 09/19/2001 (22.3)   N/A     (11.2)
Lincoln VIP International Fund (Standard Class)           09/19/2001 (21.2)   N/A      (9.7)
Lincoln VIP Money Market Fund (Standard Class)            11/20/1998  (9.2)   N/A       0.5
Lincoln VIP Social Awareness Fund (Standard Class)        09/19/2001 (32.3)   N/A     (16.7)
MFS(R) VIT Capital Opportunities Series (Service Class)   09/19/2001 (39.8)   N/A     (21.7)
MFS(R) VIT Emerging Growth Series (Service Class)         11/20/1998 (43.8)   N/A     (12.0)
MFS(R) VIT Total Return Series (Service Class)            11/20/1998 (15.8)   N/A      (0.0)
MFS(R) VIT Utilities Series (Service Class)               11/20/1998 (33.0)   N/A      (8.0)
Neuberger Berman AMT Mid-Cap Growth Portfolio             09/19/2001 (39.4)   N/A     (20.6)
Neuberger Berman AMT Regency Portfolio                    09/19/2001 (20.9)   N/A      (8.6)
Putnam VT Growth & Income Fund (Class IB)                 09/19/2001 (29.2)   N/A     (18.0)
Putnam VT Health Sciences Fund (Class IB)                 09/19/2001 (30.5)   N/A     (21.1)
Scudder VIT EAFE Equity Index Fund (Class A)              09/19/2001 (31.8)   N/A     (22.0)
Scudder VIT Equity 500 Index Fund (Class A)               11/20/1998 (32.5)   N/A      (9.5)
Scudder VIT Small Cap Index Fund (Class A)                09/19/2001 (30.8)   N/A     (11.4)





The performance figures shown reflect the cost of the EGMDB and the Principal Security/SM/ Benefit.

B. Standard Performance Data (assuming the i4LIFE/SM/ Advantage is in effect):



   Period Ending December 31, 2002



                                                          Subaccount                10-Year/
                                                          Commenced  1-Year  5-Year Since Inception
---------------------------------------------------------------------------------------------------
AIM V.I. Growth Fund (Series II)                          11/20/1998 (41.0)%  N/A        (17.8)%
AIM V.I. International Growth Fund (Series II)            11/20/1998 (26.1)   N/A        (12.5)
AIM V.I. Premier Equity Fund (Series II)                  11/20/1998 (40.4)   N/A        (10.7)
AllianceBernstein Growth & Income Portfolio (Class B)      2/22/2000 (32.3)   N/A         (6.0)
AllianceBernstein Premier Growth Portfolio (Class B)       2/22/2000 (40.7)   N/A        (27.2)
AllianceBernstein Small Cap Value Portfolio (Class B)      9/19/2001 (16.8)   N/A          0.2
AllianceBernstein Technology Portfolio (Class B)           2/22/2000 (51.5)   N/A        (42.6)
American Funds Global Small Capitalization Fund (Class 2)  2/22/2000 (29.2)   N/A        (28.0)
American Funds Growth Fund (Class 2)                       2/22/2000 (34.5)   N/A        (22.1)
American Funds Growth-Income Fund (Class 2)                2/22/2000 (28.5)   N/A         (6.8)
American Funds International Fund (Class 2)                2/22/2000 (25.1)   N/A        (29.2)
Delaware VIP Large Cap Value Series (Service Class)       11/20/1998 (29.0)   N/A         (7.6)
Delaware VIP High Yield Series (Service Class)            11/20/1998  (8.9)   N/A         (5.9)
Delaware VIP REIT Series (Service Class)                  11/20/1998  (6.2)   N/A          6.4
Delaware VIP Small Cap Value Series (Service Class)       11/20/1998 (16.1)   N/A          2.0
Delaware VIP Trend Series (Service Class)                 11/20/1998 (30.2)   N/A          0.8
Delaware VIP U.S. Growth Series (Service Class)            9/19/2001 (39.2)   N/A        (22.5)
Fidelity(R) VIP Contrafund Portfolio (Service Class 2)     9/19/2001 (19.9)   N/A         (9.3)
Fidelity(R) VIP Equity-Income Portfolio (Service Class 2) 11/20/1998 (27.3)   N/A         (5.6)
Fidelity(R) VIP Growth Portfolio (Service Class 2)        11/20/1998 (40.2)   N/A        (10.4)
Fidelity(R) VIP Overseas Portfolio (Service Class 2)      11/20/1998 (30.6)   N/A        (11.0)
FTVIPT Franklin Small Cap Fund (Class 2)                   2/22/2000 (38.6)   N/A        (30.5)
FTVIPT Templeton Growth Securities Fund (Class 2)          2/22/2000 (28.6)   N/A         (8.9)
Janus Aspen Mid Cap Growth Portfolio (Service Class)       9/19/2001 (38.1)   N/A        (23.0)
Janus Aspen Balanced Portfolio (Service Class)             9/19/2001 (17.1)   N/A         (8.8)
Janus Aspen Worldwide Growth Portfolio (Service Class)     9/19/2001 (35.7)   N/A        (19.9)
Lincoln VIP Aggressive Growth Fund (Standard Class)        9/19/2001 (40.2)   N/A        (19.1)
Lincoln VIP Bond Fund (Standard Class)                    11/20/1998  (0.6)   N/A          3.2
Lincoln VIP Capital Appreciation Fund (Standard Class)     9/19/2001 (37.0)   N/A        (20.5)
Lincoln VIP Global Asset Allocation Fund (Standard Class)  9/19/2001 (22.3)   N/A        (11.1)
Lincoln VIP International Fund (Standard Class)            9/19/2001 (21.1)   N/A         (9.7)
Lincoln VIP Money Market Fund (Standard Class)            11/20/1998  (9.2)   N/A          0.6
Lincoln VIP Social Awareness Fund (Standard Class)         9/19/2001 (32.2)   N/A        (16.6)
MFS(R) VIT Capital Opportunities Series (Service Class)    9/19/2001 (39.8)   N/A        (21.6)
MFS(R) VIT Emerging Growth Series (Service Class)         11/20/1998 (43.7)   N/A        (11.8)
MFS(R) VIT Total Return Series (Service Class)            11/20/1998 (15.8)   N/A         (0.0)
MFS(R) VIT Utilities Series (Service Class)               11/20/1998 (33.0)   N/A         (7.9)
Neuberger Berman AMT Mid-Cap Growth Portfolio              9/19/2001 (39.3)   N/A        (20.5)
Neuberger Berman AMT Regency Portfolio                     9/19/2001 (20.9)   N/A         (8.6)
Putnam VT Growth & Income Fund (Class IB)                  9/19/2001 (29.1)   N/A        (17.9)
Putnam VT Health Sciences Fund (Class IB)                  9/19/2001 (30.5)   N/A        (21.0)
Scudder VIT EAFE Equity Index Fund (Class A)               9/19/2001 (31.7)   N/A        (21.9)
Scudder VIT Equity 500 Index Fund (Class A)               11/20/1998 (32.4)   N/A         (9.4)
Scudder VIT Small Cap Index Fund (Class A)                 9/19/2001 (30.7)   N/A        (11.4)





Performance figures above do not reflect the cost of the Guaranteed Income Benefit Rider. If contractowners had elected the Guaranteed Income Benefit Riders the return would have been lower.

Non-standard investment results:


The VAA may report its results over various periods--daily, monthly, three-month, six-month, year-to-date, yearly (fiscal year), three, five, ten years or more and lifetime--and compare its results to indices and other variable annuities in sales materials including advertisements, brochures and reports. Performance information is for the periods prior to the date that a fund became available in the VAA. This performance will be calculated based on
(1) the performance of the fund adjusted for contract charges (ie: mortality and expense risk fees and applicable administrative charges) and the management and other expenses of the fund and (2) the assumption that the subaccounts were in existence for the same periods as indicated for the fund. It may or may not reflect charges for any options (ie: EGMDB), the annual account fee, or surrender charges that were in effect during the time periods shown. This performance is referred to as non-standardized performance data and is hypothetical. Such results may be computed on a cumulative and/or annualized basis. We may provide illustrations of income payments and values during the annuity payout period, based on historical or hypothetical rates of return that are not guaranteed. We may also report non-standard performance assuming that you deposited $10,000 into a subaccount at inception of the underlying fund or 10 years ago (whichever is less). This non-standard performance may be shown as a graph illustrating how that deposit would have increased or decreased in value over time based on the performance of the underlying fund adjusted for contract charges. This information represents past performance and does not indicate or represent future performance. The investment return and value of a contract will fluctuate so that contractowner's investment may be worth more or less than the original investment. Cumulative quotations are arrived at by calculating the change in accumulation unit value between the first and last day of the base period being measured, and expressing the difference as a percentage of the unit value at the beginning of the base period. Annualized quotations are arrived at by applying a formula which reflects the level rate of return, which if earned over the entire base period, would produce the cumulative return.





The performance figures do not reflect bonus and persistency credits.



A. Non-Standard Performance Data:



   Period Ending December 31, 2002






                                                          YTD     1-year  3-year  5-year  10-year          As if
                                                          With    With    With    With    With             Subaccount
                                                          EGMDB   EGMDB   EGMDB   EGMDB   EGMDB   Lifetime Commenced
---------------------------------------------------------------------------------------------------------------------
AIM V.I. Growth Fund (Series II)                          (41.1)% (41.1)% (36.6)% (12.2)%   N/A      1.5%    5/5/1993
AIM V.I. International Growth Fund (Series II)            (26.2)  (26.2)  (30.6)   (8.9)    N/A      0.8     5/5/1993
AIM V.I. Premier Equity Fund (Series II)                  (40.4)  (40.4)  (26.2)   (6.0)    N/A      5.5     5/5/1993
AllianceBernstein Growth & Income Portfolio (Class B)     (32.4)  (32.4)   (9.1)    0.2     8.8%     7.9    1/14/1991
AllianceBernstein Premier Growth Portfolio (Class B)      (40.8)  (40.8)  (28.6)   (5.0)    6.9      7.8    6/26/1992
AllianceBernstein Small Cap Value Portfolio (Class B)     (16.8)  (16.8)    N/A     N/A     N/A     (4.4)    5/1/2001
AllianceBernstein Technology Portfolio (Class B)          (51.6)  (51.6)  (38.2)   (4.0)    N/A     (0.8)   1/11/1996
American Funds Global Small Capitalization Fund (Class 2) (29.3)  (29.3)  (22.2)    N/A     N/A     (0.2)   4/30/1998
American Funds Growth Fund (Class 2)                      (34.6)  (34.6)  (19.3)    3.4     9.9     11.6     2/8/1984
American Funds Growth-Income Fund (Class 2)               (28.6)  (28.6)   (8.4)    0.2     8.2     10.3     2/8/1984
American Funds International Fund (Class 2)               (25.1)  (25.1)  (25.3)   (0.8)    6.1      4.8     5/1/1990
Delaware VIP Large Cap Value Series (Service Class)       (29.0)  (29.0)   (9.8)   (4.8)    6.6      5.9    7/28/1988
Delaware VIP High Yield Series (Service Class)             (8.9)   (8.9)  (10.8)   (4.8)    2.4      4.3    7/28/1988
Delaware VIP REIT Series (Service Class)                   (6.3)   (6.3)    9.8     N/A     N/A      2.8     5/4/1998
Delaware VIP Small Cap Value Series (Service Class)       (16.2)  (16.2)    2.9    (1.0)    N/A      7.7   12/27/1993
Delaware VIP Trend Series (Service Class)                 (30.3)  (30.3)  (20.2)    1.1     N/A      7.8   12/27/1993
Delaware VIP U.S. Growth Series (Service Class)           (39.3)  (39.3)  (26.5)    N/A     N/A    (23.4)  11/15/1999
Fidelity(R) VIP Contrafund Portfolio (Service Class 2)    (20.0)  (20.0)  (15.2)    0.2     N/A      9.6     1/3/1995
Fidelity(R) VIP Equity-Income Portfolio (Service Class 2) (27.4)  (27.4)  (10.5)   (3.3)    7.4      7.7    10/9/1986
Fidelity(R) VIP Growth Portfolio (Service Class 2)        (40.3)  (40.3)  (26.7)   (4.1)    6.1      8.1    10/9/1986
Fidelity(R) VIP Overseas Portfolio (Service Class 2)      (30.6)  (30.6)  (26.8)   (7.8)    2.4      1.9    1/28/1987
FTVIP Franklin Small Cap Fund (Class 2)                   (38.7)  (38.7)  (26.3)   (3.4)    N/A      3.8    11/1/1995
FTVIPT Templeton Growth Securities Fund (Class 2)         (28.7)  (28.7)  (11.8)   (1.9)    N/A      3.9    3/15/1994
Janus Aspen Mid Cap Growth Portfolio (Service Class)      (38.2)  (38.2)  (42.1)   (6.0)    N/A      4.8    9/13/1993
Janus Aspen Balanced Portfolio (Service Class)            (17.1)  (17.1)   (9.7)    4.8     N/A      9.5    9/13/1993
Janus Aspen Worldwide Growth Portfolio (Service Class)    (35.8)  (35.8)  (28.2)   (3.1)    N/A      7.9    9/13/1993
Lincoln VIP Aggressive Growth Fund (Standard Class)       (40.3)  (40.3)  (30.1)  (13.6)    N/A     (2.0)    2/3/1994
Lincoln VIP Bond Fund (Standard Class)                     (0.6)   (0.6)    5.5     4.0     5.2      8.2   12/28/1981
Lincoln VIP Capital Appreciation Fund (Standard Class)    (37.0)  (37.0)  (29.9)   (5.3)    N/A      4.3     2/3/1994
Lincoln VIP Global Asset Allocation Fund (Standard Class) (22.3)  (22.3)  (13.8)   (4.1)    4.6      5.2     8/3/1987
Lincoln VIP International Fund (Standard Class)           (21.2)  (21.2)  (12.3)   (1.8)    4.9      3.1     5/1/1991
Lincoln VIP Money Market Fund (Standard Class)             (9.2)   (9.2)   (1.0)    1.0     2.3      4.1     1/7/1982
Lincoln VIP Social Awareness Fund (Standard Class)        (32.3)  (32.3)  (19.4)   (5.7)    7.9      9.3     5/2/1988
MFS(R) VIT Capital Opportunities Series (Service Class)   (39.8)  (39.8)  (26.3)   (4.3)    N/A      1.7    8/14/1996
MFS(R) VIT Emerging Growth Series (Service Class)         (43.8)  (43.8)  (37.2)   (7.2)    N/A      2.0    7/24/1995
MFS(R) VIT Total Return Series (Service Class)            (15.8)  (15.8)   (1.7)    1.6     N/A      8.1     1/3/1995
MFS(R) VIT Utilities Series (Service Class)               (33.0)  (33.0)  (20.5)   (4.3)    N/A      6.6     1/3/1995
Neuberger Berman AMT Mid-Cap Growth Portfolio             (39.4)  (39.4)  (27.6)   (2.3)    N/A      1.2    11/3/1997
Neuberger Berman AMT Regency Portfolio                    (20.9)  (20.9)    N/A     N/A     N/A    (16.6)   8/22/2001
Putnam VT Growth & Income Fund (Class IB)                 (29.2)  (29.2)  (11.7)   (4.3)    6.4      8.3     2/1/1988
Putnam VT Health Sciences Fund (Class IB)                 (30.5)  (30.5)   (9.0)    N/A     N/A     (5.0)    5/1/1998
Scudder VIT EAFE Equity Index Fund (Class A)              (31.8)  (31.8)  (27.6)   (9.0)    N/A     (9.5)   8/22/1997
Scudder VIT Equity 500 Index Fund (Class A)               (32.5)  (32.5)  (20.7)   (4.3)    N/A     (3.6)   10/1/1997
Scudder VIT Small Cap Index Fund (Class A)                (30.8)  (30.8)  (13.3)   (5.2)    N/A     (3.9)   8/25/1997

The performance figures shown reflect the cost of the EGMDB and the Principal Security/SM/ Benefit.





B. Non-Standard Performance Data (not adjusted for surrender charges or annual account fee):



   Period Ending December 31, 2002



                                                          YTD     1-year  3-year  5-year  10-year
                                                          With    With    With    With    With             As if
                                                          EGMDB   EGMDB   EGMDB   EGMDB   EGMDB   Lifetime Commenced
---------------------------------------------------------------------------------------------------------------------
AIM V.I. Growth Fund (Series II)                          (32.6)% (32.6)% (30.5)% (10.2)%   N/A      1.5%    5/5/1993
AIM V.I. International Growth Fund (Series II)            (17.7)  (17.7)  (25.5)   (7.2)    N/A      0.8     5/5/1993
AIM V.I. Premier Equity Fund (Series II)                  (31.9)  (31.9)  (21.6)   (4.5)    N/A      5.5     5/5/1993
AllianceBernstein Growth & Income Portfolio (Class B)     (23.9)  (23.9)   (6.0)    1.4     8.9%     8.0    1/14/1991
AllianceBernstein Premier Growth Portfolio (Class B)      (32.3)  (32.3)  (23.7)   (3.6)    7.0      7.8    6/26/1992
AllianceBernstein Small Cap Value Portfolio (Class B)      (8.3)   (8.3)    N/A     N/A     N/A      0.8     5/1/2001
AllianceBernstein Technology Portfolio (Class B)          (43.1)  (43.1)  (31.9)   (2.6)    N/A     (0.2)   1/11/1996
American Funds Global Small Capitalization Fund (Class 2) (20.7)  (20.7)  (18.0)    N/A     N/A      1.0    4/30/1998
American Funds Growth Fund (Class 2)                      (26.0)  (26.0)  (15.4)    4.4     9.9     11.6     2/8/1984
American Funds Growth-Income Fund (Class 2)               (20.0)  (20.0)   (5.3)    1.4     8.2     10.3     2/8/1984
American Funds International Fund (Class 2)               (16.6)  (16.6)  (20.8)    0.4     6.2      4.8     5/1/1990
Delaware VIP Large Cap Value Series (Service Class)       (20.5)  (20.5)   (6.6)   (3.4)    6.6      5.9    7/28/1988
Delaware VIP High Yield Series (Service Class)             (0.4)   (0.4)   (7.5)   (3.3)    2.5      4.3    7/28/1988
Delaware VIP REIT Series (Service Class)                    2.3     2.3    11.9     N/A     N/A      4.0     5/4/1998
Delaware VIP Small Cap Value Series (Service Class)        (7.7)   (7.7)    5.4     0.3     N/A      7.7   12/27/1993
Delaware VIP Trend Series (Service Class)                 (21.7)  (21.7)  (16.2)    2.3     N/A      7.8   12/27/1993
Delaware VIP U.S. Growth Series (Service Class)           (30.8)  (30.8)  (21.9)    N/A     N/A    (19.7)  11/15/1999
Fidelity(R) VIP Contrafund Portfolio (Service Class 2)    (11.5)  (11.5)  (11.6)    1.4     N/A      9.9     1/3/1995
Fidelity(R) VIP Equity-Income Portfolio (Service Class 2) (18.9)  (18.9)   (7.3)   (2.0)    7.4      7.7    10/9/1986
Fidelity(R) VIP Growth Portfolio (Service Class 2)        (31.8)  (31.8)  (22.0)   (2.7)    6.1      8.1    10/9/1986
Fidelity(R) VIP Overseas Portfolio (Service Class 2)      (22.1)  (22.1)  (22.1)   (6.2)    2.4      2.0    1/28/1987
FTVIP Franklin Small Cap Fund (Class 2)                   (30.2)  (30.2)  (21.6)   (2.1)    N/A      4.1    11/1/1995
FTVIPT Templeton Growth Securities Fund (Class 2)         (20.2)  (20.2)   (8.5)   (0.7)    N/A      4.1    3/15/1994
Janus Aspen Mid Cap Growth Portfolio (Service Class)      (29.7)  (29.7)  (35.0)   (4.5)    N/A      4.8    9/13/1993
Janus Aspen Balanced Portfolio (Service Class)             (8.6)   (8.6)   (6.5)    5.8     N/A      9.5    9/13/1993
Janus Aspen Worldwide Growth Portfolio (Service Class)    (27.3)  (27.3)  (23.3)   (1.8)    N/A      7.9    9/13/1993
Lincoln VIP Aggressive Growth Fund (Standard Class)       (31.8)  (31.8)  (25.0)  (11.6)    N/A     (1.7)    2/3/1994
Lincoln VIP Bond Fund (Standard Class)                      7.9     7.9     7.9     5.0     5.2      8.2   12/28/1981
Lincoln VIP Capital Appreciation Fund (Standard Class)    (28.5)  (28.5)  (24.8)   (3.8)    N/A      4.4     2/3/1994
Lincoln VIP Global Asset Allocation Fund (Standard Class) (13.8)  (13.8)  (10.4)   (2.7)    4.6      5.2     8/3/1987
Lincoln VIP International Fund (Standard Class)           (12.7)  (12.7)   (9.0)   (0.5)    4.9      3.1     5/1/1991
Lincoln VIP Money Market Fund (Standard Class)             (0.7)   (0.7)    1.7     2.2     2.3      4.1     1/7/1982
Lincoln VIP Social Awareness Fund (Standard Class)        (23.8)  (23.8)  (15.4)   (4.3)    7.9      9.4     5/2/1988
MFS(R) VIT Capital Opportunities Series (Service Class)   (31.3)  (31.3)  (21.6)   (2.9)    N/A      2.3    8/14/1996
MFS(R) VIT Emerging Growth Series (Service Class)         (35.3)  (35.3)  (31.1)   (5.6)    N/A      2.4    7/24/1995
MFS(R) VIT Total Return Series (Service Class)             (7.3)   (7.3)    1.0     2.7     N/A      8.3     1/3/1995
MFS(R) VIT Utilities Series (Service Class)               (24.5)  (24.5)  (16.4)   (2.9)    N/A      6.9     1/3/1995
Neuberger Berman AMT Mid-Cap Growth Portfolio             (30.8)  (30.8)  (22.8)   (1.0)    N/A      2.1    11/3/1997
Neuberger Berman AMT Regency Portfolio                    (12.4)  (12.4)    N/A     N/A     N/A    (10.0)   8/22/2001
Putnam VT Growth & Income Fund (Class IB)                 (20.7)  (20.7)   (8.4)   (2.9)    6.4      8.3     2/1/1988
Putnam VT Health Sciences Fund (Class IB)                 (22.0)  (22.0)   (5.9)    N/A     N/A     (3.5)    5/1/1998
Scudder VIT EAFE Equity Index Fund (Class A)              (23.2)  (23.2)  (22.8)   (7.3)    N/A     (8.1)   8/22/1997
Scudder VIT Equity 500 Index Fund (Class A)               (23.9)  (23.9)  (16.6)   (2.9)    N/A     (2.5)   10/1/1997
Scudder VIT Small Cap Index Fund (Class A)                (22.2)  (22.2)   (9.9)   (3.8)    N/A     (2.8)   8/25/1997

C. Non-Standard Performance Data (assuming the i4LIFE/SM/ Advantage is in effect):



   Period Ending December 31, 2002





                                                                                                           As if
                                                          YTD     1 Year  3 Year  5 Year  10 Year Lifetime Commenced
---------------------------------------------------------------------------------------------------------------------
AIM V.I. Growth Fund (Series II)                          (41.0)% (41.0)% (36.3)% (12.0)%   N/A      1.4%    5/5/1993
AIM V.I. International Growth Fund (Series II)            (26.1)  (26.1)  (30.4)   (8.8)    N/A      0.8     5/5/1993
AIM V.I. Premier Equity Fund (Series II)                  (40.4)  (40.4)  (26.0)   (5.9)    N/A      5.4     5/5/1993
AllianceBernstein Growth & Income Portfolio (Class B)     (32.3)  (32.3)   (9.1)    0.2     8.7%     7.8    1/14/1991
AllianceBernstein Premier Growth Portfolio (Class B)      (40.7)  (40.7)  (28.4)   (4.9)    6.8      7.7    6/26/1992
AllianceBernstein Small Cap Value Portfolio (Class B)     (16.8)  (16.8)    N/A     N/A     N/A     (4.3)    5/1/2001
AllianceBernstein Technology Portfolio (Class B)          (51.5)  (51.5)  (37.9)   (3.9)    N/A     (0.8)   1/11/1996
American Funds Global Small Capitalization Fund (Class 2) (29.2)  (29.2)  (22.0)    N/A     N/A     (0.2)   4/30/1998
American Funds Growth Fund (Class 2)                      (34.5)  (34.5)  (19.2)    3.4     9.8     11.3     2/8/1984
American Funds Growth-Income Fund (Class 2)               (28.5)  (28.5)   (8.3)    0.2     8.1     10.0     2/8/1984
American Funds International Fund (Class 2)               (25.1)  (25.1)  (25.1)   (0.8)    6.0      4.7     5/1/1990
Delaware VIP Large Cap Value Series (Service Class)       (29.0)  (29.0)   (9.7)   (4.8)    6.5      5.8    7/28/1988
Delaware VIP High Yield Series (Service Class)             (8.9)   (8.9)  (10.7)   (4.7)    2.4      4.2    7/28/1988
Delaware VIP REIT Series (Service Class)                   (6.2)   (6.2)    9.7     N/A     N/A      2.8     5/4/1998
Delaware VIP Small Cap Value Series (Service Class)       (16.1)  (16.1)    2.9    (0.9)    N/A      7.5   12/27/1993
Delaware VIP Trend Series (Service Class)                 (30.2)  (30.2)  (20.1)    1.1     N/A      7.7   12/27/1993
Delaware VIP U.S. Growth Series (Service Class)           (39.2)  (39.2)  (26.3)    N/A     N/A    (23.3)  11/15/1999
Fidelity(R) VIP Contrafund Portfolio (Service Class 2)    (19.9)  (19.9)  (15.0)    0.2     N/A      9.5     1/3/1995
Fidelity(R) VIP Equity-Income Portfolio (Service Class 2) (27.3)  (27.3)  (10.4)   (3.3)    7.3      7.5    10/9/1986
Fidelity(R) VIP Growth Portfolio (Service Class 2)        (40.2)  (40.2)  (26.4)   (4.0)    6.0      7.9    10/9/1986
Fidelity(R) VIP Overseas Portfolio (Service Class 2)      (30.6)  (30.6)  (26.6)   (7.7)    2.3      1.9    1/28/1987
FTVIP Franklin Small Cap Fund (Class 2)                   (38.6)  (38.6)  (26.1)   (3.4)    N/A      3.7   10/31/1995
FTVIPT Templeton Growth Securities Fund (Class 2)         (28.6)  (28.6)  (11.7)   (1.9)    N/A      3.9    3/15/1994
Janus Aspen Mid Cap Growth Portfolio (Service Class)      (38.1)  (38.1)  (41.7)   (5.9)    N/A      4.7    9/13/1993
Janus Aspen Balanced Portfolio (Service Class)            (17.1)  (17.1)   (9.6)    4.8     N/A      9.3    9/13/1993
Janus Aspen Worldwide Growth Portfolio (Service Class)    (35.7)  (35.7)  (27.9)   (3.1)    N/A      7.8    9/13/1993
Lincoln VIP Aggressive Growth Fund (Standard Class)       (40.2)  (40.2)  (29.8)  (13.4)    N/A     (1.9)    2/3/1994
Lincoln VIP Bond Fund (Standard Class)                     (0.6)   (0.6)    5.5     4.0     5.1      8.0   12/28/1981
Lincoln VIP Capital Appreciation Fund (Standard Class)    (37.0)  (37.0)  (29.6)   (5.2)    N/A      4.2     2/3/1994
Lincoln VIP Global Asset Allocation Fund (Standard Class) (22.3)  (22.3)  (13.7)   (4.0)    4.5      5.0     8/3/1987
Lincoln VIP International Fund (Standard Class)           (21.1)  (21.1)  (12.2)   (1.8)    4.8      3.0     5/1/1991
Lincoln VIP Money Market Fund (Standard Class)             (9.2)   (9.2)   (0.9)    1.0     2.2      4.0     1/7/1982
Lincoln VIP Social Awareness Fund (Standard Class)        (32.2)  (32.2)  (19.2)   (5.7)    7.8      9.1     5/2/1988
MFS(R) VIT Capital Opportunities Series (Service Class)   (39.8)  (39.8)  (26.1)   (4.3)    N/A      1.7    8/14/1996
MFS(R) VIT Emerging Growth Series (Service Class)         (43.7)  (43.7)  (36.9)   (7.1)    N/A      2.0    7/24/1995
MFS(R) VIT Total Return Series (Service Class)            (15.8)  (15.8)   (1.7)    1.5     N/A      8.0     1/3/1995
MFS(R) VIT Utilities Series (Service Class)               (33.0)  (33.0)  (20.3)   (4.3)    N/A      6.5     1/3/1995
Neuberger Berman AMT Mid-Cap Growth Portfolio             (39.3)  (39.3)  (27.4)   (2.2)    N/A      1.2    11/3/1997
Neuberger Berman AMT Regency Portfolio                    (20.9)  (20.9)    N/A     N/A     N/A    (16.5)   8/22/2001
Putnam VT Growth & Income Fund (Class IB)                 (29.1)  (29.1)  (11.6)   (4.3)    6.3      8.1     2/1/1988
Putnam VT Health Sciences Fund (Class IB)                 (30.5)  (30.5)   (9.0)    N/A     N/A     (5.0)    5/1/1998
Scudder VIT EAFE Equity Index Fund (Class A)              (31.7)  (31.7)  (27.4)   (8.9)    N/A     (9.4)   8/22/1997
Scudder VIT Equity 500 Index Fund (Class A)               (32.4)  (32.4)  (20.5)   (4.2)    N/A     (3.5)   10/1/1997
Scudder VIT Small Cap Index Fund (Class A)                (30.7)  (30.7)  (13.2)   (5.2)    N/A     (3.9)   8/25/1997



Performance figures above do not reflect the cost of the Guaranteed Income Benefit Rider. If contractowners had elected the Guaranteed Income Benefit Riders the return would have been lower.

D. Non-Standard Performance Data (not adjusted for surrender charges or annual account fee and assumes the i4LIFE/SM/ Advantage is in effect):



   Period Ending December 31, 2002



                                                                                                                As if
                                                          YTD     1 Year   3 Year   5 Year   10 Year  Lifetime  Commenced
--------------------------------------------------------------------------------------------------------------------------
AIM V.I. Growth Fund (Series II)                          (32.5)%  (32.5)%  (30.3)%  (10.1)%     N/A       1.4%   5/5/1993
AIM V.I. International Growth Fund (Series II)            (17.6)   (17.6)   (25.3)    (7.1)      N/A       0.8    5/5/1993
AIM V.I. Premier Equity Fund (Series II)                  (31.9)   (31.9)   (21.4)    (4.4)      N/A       5.4    5/5/1993
AllianceBernstein Growth & Income Portfolio (Class B)     (23.8)   (23.8)    (6.0)     1.4       8.7%      7.8   1/14/1991
AllianceBernstein Premier Growth Portfolio (Class B)      (32.2)   (32.2)   (23.5)    (3.5)      6.8       7.7   6/26/1992
AllianceBernstein Small Cap Value Portfolio (Class B)      (8.3)    (8.3)     N/A      N/A       N/A       0.8    5/1/2001
AllianceBernstein Technology Portfolio (Class B)          (43.0)   (43.0)   (31.6)    (2.6)      N/A      (0.2)  1/11/1996
American Funds Global Small Capitalization Fund (Class 2) (20.7)   (20.7)   (17.9)     N/A       N/A       1.0   4/30/1998
American Funds Growth Fund (Class 2)                      (26.0)   (26.0)   (15.3)     4.4       9.8      11.3    2/8/1984
American Funds Growth-Income Fund (Class 2)               (20.0)   (20.0)    (5.3)     1.4       8.1      10.0    2/8/1984
American Funds International Fund (Class 2)               (16.6)   (16.6)   (20.6)     0.4       6.0       4.7    5/1/1990
Delaware VIP Large Cap Value Series (Service Class)       (20.5)   (20.5)    (6.6)    (3.4)      6.5       5.8   7/28/1988
Delaware VIP High Yield Series (Service Class)             (0.4)    (0.4)    (7.5)    (3.3)      2.4       4.2   7/28/1988
Delaware VIP REIT Series (Service Class)                    2.3      2.3     11.9      N/A       N/A       3.9    5/4/1998
Delaware VIP Small Cap Value Series (Service Class)        (7.6)    (7.6)     5.4      0.3       N/A       7.5  12/27/1993
Delaware VIP Trend Series (Service Class)                 (21.7)   (21.7)   (16.1)     2.3       N/A       7.7  12/27/1993
Delaware VIP U.S. Growth Series (Service Class)           (30.7)   (30.7)   (21.7)     N/A       N/A     (19.5) 11/15/1999
Fidelity(R) VIP Contrafund Portfolio (Service Class 2)    (11.4)   (11.4)   (11.5)     1.4       N/A       9.7    1/3/1995
Fidelity(R) VIP Equity-Income Portfolio (Service Class 2) (18.8)   (18.8)    (7.2)    (2.0)      7.3       7.5   10/9/1986
Fidelity(R) VIP Growth Portfolio (Service Class 2)        (31.7)   (31.7)   (21.8)    (2.6)      6.0       7.9   10/9/1986
Fidelity(R) VIP Overseas Portfolio (Service Class 2)      (22.1)   (22.1)   (21.9)    (6.1)      2.3       1.9   1/28/1987
FTVIP Franklin Small Cap Fund (Class 2)                   (30.1)   (30.1)   (21.5)    (2.0)      N/A       4.1  10/31/1995
FTVIPT Templeton Growth Securities Fund (Class 2)         (20.1)   (20.1)    (8.4)    (0.7)      N/A       4.1   3/15/1994
Janus Aspen Mid Cap Growth Portfolio (Service Class)      (29.6)   (29.6)   (34.7)    (4.4)      N/A       4.7   9/13/1993
Janus Aspen Balanced Portfolio (Service Class)             (8.6)    (8.6)    (6.5)     5.8       N/A       9.3   9/13/1993
Janus Aspen Worldwide Growth Portfolio (Service Class)    (27.2)   (27.2)   (23.1)    (1.8)      N/A       7.8   9/13/1993
Lincoln VIP Aggressive Growth Fund (Standard Class)       (31.7)   (31.7)   (24.8)   (11.4)      N/A      (1.7)   2/3/1994
Lincoln VIP Bond Fund (Standard Class)                      7.9      7.9      7.8      5.0       5.1       8.0  12/28/1981
Lincoln VIP Capital Appreciation Fund (Standard Class)    (28.5)   (28.5)   (24.6)    (3.8)      N/A       4.4    2/3/1994
Lincoln VIP Global Asset Allocation Fund (Standard Class) (13.8)   (13.8)   (10.3)    (2.6)      4.5       5.0    8/3/1987
Lincoln VIP International Fund (Standard Class)           (12.6)   (12.6)    (8.9)    (0.5)      4.8       3.0    5/1/1991
Lincoln VIP Money Market Fund (Standard Class)             (0.6)    (0.6)     1.7      2.1       2.2       4.0    1/7/1982
Lincoln VIP Social Awareness Fund (Standard Class)        (23.7)   (23.7)   (15.3)    (4.2)      7.8       9.1    5/2/1988
MFS(R) VIT Capital Opportunities Series (Service Class)   (31.3)   (31.3)   (21.5)    (2.9)      N/A       2.2   8/14/1996
MFS(R) VIT Emerging Growth Series (Service Class)         (35.2)   (35.2)   (30.8)    (5.6)      N/A       2.3   7/24/1995
MFS(R) VIT Total Return Series (Service Class)             (7.3)    (7.3)     1.0      2.6       N/A       8.2    1/3/1995
MFS(R) VIT Utilities Series (Service Class)               (24.5)   (24.5)   (16.3)    (2.9)      N/A       6.8    1/3/1995
Neuberger Berman AMT Mid-Cap Growth Portfolio             (30.8)   (30.8)   (22.6)    (1.0)      N/A       2.1   11/3/1997
Neuberger Berman AMT Regency Portfolio                    (12.4)   (12.4)     N/A      N/A       N/A      (9.9)  8/22/2001
Putnam VT Growth & Income Fund (Class IB)                 (20.6)   (20.6)    (8.4)    (2.9)      6.3       8.1    2/1/1988
Putnam VT Health Sciences Fund (Class IB)                 (22.0)   (22.0)    (5.8)     N/A       N/A      (3.5)   5/1/1998
Scudder VIT EAFE Equity Index Fund (Class A)              (23.2)   (23.2)   (22.6)    (7.2)      N/A      (8.0)  8/22/1997
Scudder VIT Equity 500 Index Fund (Class A)               (23.9)   (23.9)   (16.5)    (2.8)      N/A      (2.4)  10/1/1997
Scudder VIT Small Cap Index Fund (Class A)                (22.2)   (22.2)    (9.8)    (3.7)      N/A      (2.8)  8/25/1997

Interest Adjustment


The following example illustrates the detailed calculations for a $50,000 deposit plus a 3% bonus credit into the fixed account with a guaranteed rate of 4.5% for a duration of five years. The intent of the example is to show the effect of the interest adjustment and the 1.5% minimum guarantee under various interest rates on the calculation of the cash surrender (withdrawal) values. Contracts issued in certain states or those contracts issued prior to June 2, 2003 may guarantee a higher minimum rate of interest. Refer to your contract for the specific guaranteed minimum interest rate applicable to your contract. The results would be different for contracts with a higher minimum guarantee. Any charges for optional death benefit risks are not taken into account in the example. The effect of the interest adjustment is reflected in the yield rate factor in column (2) and the minimum guarantee is shown under column (4) under the "Surrender Value Calculation". The "Yield Rate Factor Calculation" and "Minimum Value Calculation" contain the explicit calculation of the yield factors and the minimum guarantee respectively. The "Annuity Value Calculation" and "Minimum Value" calculations assume the imposition of the annual $35 account fee, but that fee is waived if the contract value at the end of a contract year is $100,000 or more. The results would be slightly different in the states where the annual fee is less than $35.

                     SAMPLE CALCULATIONS FOR MALE 35 ISSUE


Single Premium....................... $50,000
Premium Taxes........................ None
Withdrawals.......................... None
Bonus Percentage..................... 3.00%
Guaranteed Period.................... 5 years
Guaranteed Interest Rate............. 4.50%
Annuity Date......................... Age 70
Yield Rate A......................... 5.00%
Yield Rate B......................... 6.00% End of contract year 1
                                      5.50% End of contract year 2
                                      5.00% End of contract year 3
                                      4.00% End of contract year 4
Percentage Adjustment to Index Rate B 0.25%


                          SURRENDER VALUE CALCULATION


                                 (3)
              (1)     (2)        Adjusted (4)     (5)        (6)       (7)
              Annuity Yield Rate Annuity  Minimum Greater of Surrender Surrender
Contract Year Value   Factor     Value    Value   (3) & (4)  Charge    Value
------------- ------- ---------- -------- ------- ---------- --------- ---------
      1...... $53,783  0.953765  $51,296  $52,238  $52,238    $4,250    $47,988
      2...... $56,168  0.978874  $54,981  $52,986  $54,981    $4,250    $50,731
      3...... $58,660  0.995255  $58,382  $53,746  $58,382    $4,000    $54,382
      4...... $61,265  1.007194  $61,706  $54,517  $61,706    $3,500    $58,206
      5...... $63,987    N/A     $63,987  $55,300  $63,987    $3,000    $60,987


                           ANNUITY VALUE CALCULATION


Contract Year
-------------
      1...... $(50,000 X 1.03) X 1.045 - $35 = $53,783
      2......          $53,783 X 1.045 - $35 = $56,168
      3......          $56,168 X 1.045 - $35 = $58,660
      4......          $58,660 X 1.045 - $35 = $61,265
      5......          $61,265 X 1.045 - $35 = $63,987

                         SURRENDER CHARGE CALCULATION

Contract Year
------------- SC factor Deposit     Surrender Chg
      1......  8.5% X $50,000   =      $4,250
      2......  8.5% X $50,000   =      $4,250
      3......  8.0% X $50,000   =      $4,000
      4......  7.0% X $50,000   =      $3,500
      5......  6.0% X $50,000   =      $3,000

                         YIELD RATE FACTOR CALCULATION

                              Adj-
Contract Year Yield A Yield B Yield B N   Result
------------- ------- ------- ------- --- --------
      1......  5.00%   6.00%   6.25%   4  0.953765
      2......  5.00%   5.50%   5.75%   3  0.978874
      3......  5.00%   5.00%   5.25%   2  0.995255
      4......  5.00%   4.00%   4.25%   1  1.007194
      5......  5.00%    N/A     N/A   N/A   N/A

                           MINIMUM VALUE CALCULATION


Contract Year
-------------
      1...... ($50,000 X 1.03) X 1.015 - $35 = $52,238
      2......          $52,238 X 1.015 - $35 = $52,986
      3......          $52,986 X 1.015 - $35 = $53,746
      4......          $53,746 X 1.015 - $35 = $54,517
      5......          $54,517 X 1.015 - $35 = $55,300

Annuity payouts

Variable annuity payouts
Variable annuity payouts will be determined on the basis of: (1) the dollar value of the contract on the annuity commencement date less any applicable premium tax; (2) the annuity tables contained in the contract; (3) the type of annuity option selected; and (4) the investment results of the fund(s) selected. In order to determine the amount of variable annuity payouts, Lincoln Life makes the following calculation: first, it determines the dollar amount of the first payout; second, it credits the contract with a fixed number of annuity units based on the amount of the first payout; and third, it calculates the value of the annuity units each period thereafter. These steps are explained below.

The dollar amount of the first periodic variable annuity payout is determined by applying the total value of the accumulation units credited under the contract valued as of the annuity commencement date (less any premium taxes) to the annuity tables contained in the contract. The first variable annuity payout will be paid 14 days after the annuity commencement date. This day of the month will become the day on which all future annuity payouts will be paid. Amounts shown in the tables are based on the 1983 Table "a" Individual Annuity Mortality Tables, modified, with an assumed investment return at the rate of 3%, 4%, 5% or 6% per annum. The first annuity payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the annuitant at the annuity commencement date. The assumed interest rate is the measuring point for subsequent annuity payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess. Conversely, if the actual rate is less than the assumed interest rate, annuity payouts will decrease. If the assumed rate of interest were to be increased, annuity payouts would start at a higher level but would decrease more rapidly or increase more slowly.

Lincoln Life may use sex distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.

At an annuity commencement date, the contract is credited with annuity units for each subaccount on which variable annuity payouts are based. The number of annuity units to be credited is determined by dividing the amount of the first periodic payout by the value of an annuity unit in each subaccount selected. Although the number of annuity units is fixed by this process, the value of such units will vary with the value of the underlying fund.

The amount of the second and subsequent periodic payouts is determined by multiplying the contractowner's fixed number of annuity units in each subaccount by the appropriate annuity unit value for the valuation date ending 14 days prior to the date that payout is due.

The value of each subaccount's annuity unit will be set initially at $1.00. The annuity unit value for each subaccount at the end of any valuation date is determined by multiplying the subaccount annuity unit value for the immediately preceding valuation date by the product of:

(a)The net investment factor of the subaccount for the valuation period for which the annuity unit value is being determined, and

(b)A factor to neutralize the assumed investment return in the annuity table.

The value of the annuity units is determined as of a valuation date 14 days prior to the payment date in order to permit calculation of amounts of annuity payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.

Proof of age, sex and survival
Lincoln Life may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.


i4LIFE/SM/ Advantage for Non-qualified contracts


During the Access Period, regular income payments will be determined on the basis of: (1) the dollar value of the contract on the valuation date not more than fourteen days prior to the initial regular income date, less any applicable premium taxes, and each regular income payment date thereafter (or each subsequent anniversary of the initial regular income date if levelized payments are selected); (2) the annuity factor for the i4LIFE/SM/ Advantage or Income4Life(R) Solution option selected; and (3) the investment results of the variable subaccounts selected. The initial regular income payment is determined by dividing the contract value as of the valuation date no more than fourteen days prior to the initial regular income payment date, less any premium taxes, by 1,000 and multiplying this result by the annuity factor. Subsequent regular income payments are determined by dividing the Account Value as of the valuation date not more than fourteen days prior to the regular income payment due date (or each subsequent anniversary of the initial regular income date if levelized payments are selected) by 1,000 and multiplying this result by the annuity factor adjusted for the remaining annuity period.



i4LIFE/SM/ Advantage annuity factors are based on whether the i4LIFE/SM/ Advantage or the Income4Life(R) Solution is selected, an assumed investment return of either 3%, 4%, 5% or 6%, per annum, the length of the Access Period, the length of time any regular income payments are guaranteed after the Access Period, the frequency of the regular income payments, and the age(s) and sex(es) of the annuitant(s) as of the date the initial regular income payment is calculated, and when applicable, the 1983 Table "a" Individual Annuity Mortality Table, modified.


At the end of the Access Period, the periodic regular income payment will purchase annuity units at the then current annuity unit value. Subsequent regular income payments made after the Access Period will be calculated using annuity units as described in the Variable annuity payouts section above.

The assumed interest rate is the measuring point for subsequent regular income payments. Each subsequent regular income payment will fluctuate. If the actual net investment rate (annualized) for the contract exceeds the assumed rate, the regular income payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment rate for the contract is less than the assumed rate, the regular income payment will decrease. If a higher assumed rate of interest is selected, regular income payments will start at a higher level but will decrease more rapidly or increase more slowly.

Lincoln Life may use sex-distinct annuity factors for contracts that are not associated with employer sponsored plans and where not prohibited by law.


i4LIFE/SM/ Advantage options for IRA contracts


During the Access Period, regular income payments will be determined on the basis of: (1) the dollar value of the contract on December 31 of each year prior to the initial regular income payment and each subsequent regular income payment; (2) the annuity factor for the i4LIFE/SM/ Advantage or Income4Life(R) Solution option selected; and (3) the investment results of the fixed and/or variable subaccounts selected. The initial regular income payment is determined by dividing the contract value as of December 31 of the year prior to the initial regular income payment date by 1,000 and multiplying this result by the annuity factor. Any regular income payments due in the same calendar year will be equal to the first regular income payment of the calendar year. This results in the regular income payment remaining level for a full calendar year and then adjusting at the beginning of the next calendar year. The first regular income payment of a subsequent calendar year will be determined by dividing the Account Value as of December 31 of the year prior by 1,000 and multiplying this result by the annuity factor adjusted for the remaining annuity period.



i4LIFE/SM/ Advantage annuity factors are based on whether the i4LIFE/SM/ Advantage or Income4Life(R) Solution is selected, an assumed investment return of either 3%, 4%, 5% or 6% per annum, the length of the Access Period, the length of time any regular income payments are guaranteed after the Access Period, the frequency of the regular income payments, and the age(s) and sex of the annuitant(s) as of the date the initial regular income payment is calculated, and when applicable the 1983 Table "a" Individual Annuity Mortality Table, modified.

At the end of the Access Period, the periodic regular income payment will purchase annuity units at the then current annuity unit value. Subsequent regular income payments made after the Access Period will be calculated using annuity units as described in the Variable annuity payouts section above.

The assumed interest rate is the measuring point for subsequent regular income payments. Regular income payments will be adjusted at the beginning of each calendar year during the Access Period, regardless of whether the Account Value is invested in fixed or variable subaccounts. If the actual net investment rate (annualized) for the contract, whether based upon a fixed and/or variable subaccount, exceeds the assumed rate, the regular income payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment rate for the contract is less than the assumed rate, the regular income payment will decrease. If a higher assumed rate of interest is selected, regular income payments will start at a higher level but will decrease more rapidly or increase more slowly.

Lincoln Life may use sex-distinct annuity factors for contracts that are not associated with employer sponsored plans and where not prohibited by law.

Advertising and sales
literature

As set forth in the Prospectus, Lincoln Life may refer to the following organizations (and others) in its marketing materials:

A.M. Best's Rating System is designed to evaluate the various factors affecting the overall performance of an insurance company in order to provide an opinion as to an insurance company's relative financial strength and ability to meet its contractual obligations. The procedure includes both a quantitative and qualitative review of each company. A.M. Best also provides certain rankings, to which Lincoln Life intends to refer.

EAFE Index is prepared by Morgan Stanley Capital International (MSCI). It measures performance of equity securities in Europe, Australasia and the Far East. The index reflects the movements of world stock markets by representing the evolution of an unmanaged portfolio. The EAFE Index offers international diversification representing over 1,000 companies across 20 different countries.

FITCH provides ratings on over 800 insurance entities in close to 30 countries. The Insurance Group maintains three significant analytical staffing centers in Chicago, London and New York, and also coordinates local analytical resources in other parts of the world on behalf of Fitch's global office network.

Lipper Variable Insurance Products Performance Analysis Service is a publisher of statistical data covering the investment company industry in the United States and overseas. Lipper is recognized as the leading source of data on open-end and closed-end funds. Lipper currently tracks the performance of over 5,000 investment companies and publishes numerous specialized reports, including reports on performance and portfolio analysis, fee and expense analysis.

Moody's insurance financial strength rating is an opinion of an insurance company's financial strength and ability to meet financial obligations. The purpose of Moody's ratings is to provide investors with a simple system of gradation by which the relative quality of insurance companies may be noted.

Morningstar is an independent financial publisher offering comprehensive statistical and analytical coverage of open-end and closed-end funds and variable annuities.

Standard & Poor's insurance claims-paying ability rating is an opinion of an operating insurance company's financial capacity to meet obligations under an insurance policy in accordance with the terms. The likelihood of a timely flow of funds from the insurer to the trustee for the bondholders is a key element in the rating determination for such debt issues.

VARDS (Variable Annuity Research and Data Service) provides a comprehensive guide to variable annuity contract features and historical fund performance.
The service also provides a readily understandable analysis of the comparative characteristics and market performance of funds inclusive in variable contracts.

Standard & Poor's 500 Index--A broad-based measurement of U.S. stock-market performance based on the weighted average performance of 500 common stocks of leading company's and leading industries; commonly known as the Standard & Poor's 500 (S&P 500). The selection of stocks, their relative weightings to reflect differences in the number of outstanding shares, and publication of the index itself are services of Standard & Poor's Corporation, a financial advisory, securities rating, and publishing firm.


NASDAQ-OTC Price Index--this index is based on the NASD Automated Quotations (NASDAQ) and represents all domestic over-the-counter stocks except those traded on exchanges and those having only one market maker, a total of some 3,500 stocks. It is market value-weighted and was introduced with a base of
100.00 on February 5, 1971.


Dow Jones Industrial Average (DJIA)--price-weighted average of 30 actively traded blue chip stocks, primarily industrials but currently including American Express Company and American Telephone and Telegraph Company. Prepared and published by Dow Jones

& Company, it is the oldest and most widely quoted of all the market indicators. The average is quoted in points, not dollars.

Russell 1000 Index--Measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 that measures 3,000 of the largest U.S. companies.

Russell 2000 Index--Measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 that measures 3,000 of the largest U.S. companies.


Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total stock value and represents 98% of the U.S. equity market. As of June 2002, the average firm's stock value in the index was $4 billion; the median was $700 million. The range of stock value was from $309 billion to $128 million.



Lehman Brothers Aggregate Bond Index--Composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Indexes are rebalanced monthly by market capitalization.


Lehman Brothers Government/Corporate Bond Index--This is a measurement of the movement of approximately 4,200 corporate, publicly traded, fixed-rate, nonconvertible, domestic debt securities, as well as the domestic debt securities issued by the U.S. government or its agencies.

Lehman Brothers Government Intermediate Bond Index--Composed of all bonds covered by the Lehman Brothers Government Bond Index (all publicly issued, nonconvertible, domestic debt of the U.S. government or any agency thereof, quasi-federal corporations, or corporate debt guaranteed by the U.S. government) with maturities between one and 9.99 years.

Merrill Lynch High Yield Master Index--This is an index of high yield debt securities. High yield securities are those below the top four quality rating categories and are considered more risky than investment grade. Issues must be rated by Standard & Poor's or by Moody's Investors Service as less than investment grade (i.e., BBB or Baa) but not in default (i.e. DDD1 or less). Issues must be in the form of publicly placed nonconvertible, coupon-bearing U.S. domestic debt and must carry a term to maturity of at least one year.

Morgan Stanley Emerging Markets Free Index--A market capitalization weighted index composed of companies representative of the market structure of 22 Emerging Market countries in Europe, Latin America, and the Pacific Basin. This index excludes closed markets and those shares in otherwise free markets, which are not purchasable by foreigners.

Morgan Stanley World Capital International World Index--A market capitalization weighted index composed of companies representative of the market structure of 22 Developed Market countries in North America, Europe and the Asia/Pacific Region.

Morgan Stanley Pacific Basin (Ex-Japan) Index--An arithmetic, market value-weighted average of the performance of securities listed on the stock exchanges of the following Pacific Basin Countries: Australia, Hong Kong, Malaysia, New Zealand and Singapore.

Nareit Equity Reit Index--All of the data is based on the last closing price of the month for all tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange, and the NASDAQ National Market System. The data is market weighted.

Salomon Brothers World Government Bond (Non US) Index--A market capitalization weighted index consisting of government bond markets of the following 13 countries: Australia, Austria, Belgium, Canada, Denmark, France, Germany, Italy, Japan, The Netherlands, Spain, Sweden, and The United Kingdom.

Salomon Brothers 90 Day Treasury-Bill Index--Equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill.

Standard and Poor's Index (S&P 400)--Consists of 400 domestic stocks chosen for market size, liquidity, and industry representations.

Standard and Poor's Utilities Index--The utility index is one of several industry groups within the broader S&P 500. Utility stocks include electric, natural gas, and telephone companies included in the S&P 500.

In its advertisements and other sales literature for the VAA and the funds, Lincoln Life intends to illustrate the advantages of the contracts in a number of ways:

Compound Interest Illustrations. These will emphasize several advantages of the variable annuity contract. For example, but not by way of illustration, the literature may emphasize the potential tax savings through tax deferral; the potential advantage of the variable annuity account over the fixed account; and the compounding effect when a client makes regular deposits to his or her contract.

Internet. An electronic communications network which may be used to provide information regarding Lincoln Life, performance of the subaccounts and advertisement literature.

Additional services

Dollar Cost Averaging (DCA)--You may systematically transfer, on a monthly basis, amounts from certain subaccounts, or the fixed side of the contract into the subaccounts. You may elect to participate in the DCA program at the time of application or at anytime before the annuity commencement date by completing an election form available from us. The minimum amount to be dollar cost averaged is $2,000 over any period between 6 and 60 months. Once elected, the program will remain in effect until the earlier of:
(1) the annuity commencement date; (2) the value of the amount being DCA'd is depleted; or (3) you cancel the program by written request or by telephone if we have your telephone authorization on file. A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or interest adjustment which may apply to transfers. We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss.

Automatic Withdrawal Service (AWS)--AWS provides an automatic, periodic withdrawal of contract value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. You may elect to participate in AWS at the time of application or at any time before the annuity commencement date by sending a written request to our home office. The minimum contract value required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by sending written request to our home office. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for non-qualified contracts. To the extent that withdrawals under AWS do not qualify for an exemption from the contingent deferred sales charge, we will assess applicable surrender charges on those withdrawals. See Charges and other deductions--Surrender charge.


Portfolio Rebalancing--Portfolio rebalancing is an option, which, if elected by the contractowner, restores to a pre-determined level the percentage of the contract value, allocated to each variable subaccount. This predetermined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to Lincoln Life. If portfolio rebalancing is elected, all purchase payments and corresponding bonus credits allocated to the variable subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. Once the portfolio rebalancing option is activated, any variable account subaccount transfers executed outside of the portfolio rebalancing program will terminate the portfolio rebalancing program. Any subsequent purchase payment or withdrawal that modifies the account balance within each variable subaccount may also cause termination of the portfolio rebalancing program. Any such termination will be confirmed to the contractowner. The contractowner may terminate the portfolio rebalancing program or re-enroll at any time by writing Lincoln Life. If telephone authorization has been elected, the contractowner may make these elections by phone. The portfolio rebalancing program is not available following the annuity commencement date.


Cross Reinvestment Program--Under this option, account value in a designated variable subaccount of the contract that exceeds a certain baseline amount is automatically transferred to another specific variable subaccount(s) of the contract at specific intervals. You may elect to participate in the cross reinvestment program at the time of application or at any time before the annuity commencement date by sending a written request to Lincoln Life or by telephone if we have your telephone authorization on file. You designate the holding account, the receiving account(s), and the baseline amount. Cross reinvestment will continue until we receive authorization to terminate the program.

The minimum holding account value required to establish cross-reinvestment is $10,000. A transfer under this program is not considered a transfer for purposes of limiting the number of transfers that may be made. We reserve the right to discontinue this service at any time.


Lincoln Financial Group. Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. With headquarters in Philadelphia, Lincoln Financial Group has consolidated assets of $93 billion at December 31, 2002 and had annual consolidated revenues of $4.6 billion in 2002. Through its wealth accumulation and protection businesses, the company provides annuities, life insurance, 401(k) plans, 529 college savings plans, mutual funds, managed accounts, institutional investment management and financial planning and advisory services.


Lincoln Life's customers. Sales literature for the VAA and the funds may refer to the number of employers and the number of individual annuity clients which Lincoln Life serves. As of the date of this SAI, Lincoln Life was serving over 17,000 employers and more than 1.5 million individuals.


Lincoln Life's assets, size. Lincoln Life may discuss its general financial condition (see, for example, the reference to A.M. Best Company above); it may refer to its assets; it may also discuss its relative size and/or ranking among companies in the industry or among any sub-classification of those companies, based upon recognized evaluation criteria (see reference to A.M. Best Company above). For example, at year-end 2002 Lincoln Life had total assets of over $84 billion.


Other information

Due to differences in redemption rates, tax treatment or other considerations, the interests of contractowners under the variable life accounts could conflict with those of contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the Prospectus for each fund for more information about mixed funding.

Financial statements


Financial statements of the VAA and of Lincoln Life appear on the following pages.

Lincoln ChoicePlus Bonus
Lincoln Life Variable Annuity Account N
Individual Variable Annuity Contracts

Home Office:
Lincoln National Life Insurance Company
1300 South Clinton Street
Fort Wayne, IN 46802
www.LincolnRetirement.com

1-888-868-2583


This Prospectus describes the individual flexible premium deferred variable annuity contract that is issued by The Lincoln National Life Insurance Company (Lincoln Life). It is primarily for use with nonqualified plans and qualified retirement plans under Section 408 (IRAs) and 408A (Roth IRAs) of the tax code. Generally, you do not pay federal income tax on the contract's growth until it is paid out. Qualified retirement plans already provide for tax deferral. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. The contract is designed to accumulate contract value and to provide retirement income that you cannot outlive or for an agreed upon time. These benefits may be a variable or fixed amount or a combination of both. If you die before the annuity commencement date, we will pay your beneficiary a death benefit. In the alternative, you generally may choose to receive a death benefit on the death of the annuitant.


The minimum initial purchase payment for the contract is $10,000. Additional purchase payments may be made to the contract and must be at least $100 per payment ($25 if transmitted electronically), and at least $300 annually.


Except as noted below, you choose whether your contract value accumulates on a variable or a fixed (guaranteed) basis or both. Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting purchase payments or transfers into the fixed side of the contract at anytime. If your purchase payments, bonus credits and persistency credits are in the fixed account, we guarantee your principal and a minimum interest rate. For the life of your contract or during certain periods, we may impose restrictions on the fixed account. For example, we limit withdrawals and transfers from the fixed side of the contract. Also, a market value adjustment (MVA) may be applied to any withdrawal, surrender or transfer from the fixed account before the expiration date of a guaranteed period.


Lincoln Life offers variable annuity contracts that do not have bonus and persistency credits, and have lower fees. Expenses for bonus contracts may be higher than similar contracts without a bonus. Because of this, the amount of the bonus credits and persistency credits may, over time, be offset by additional fees and charges. You should carefully consider whether or not this contract is the best product for you.


All purchase payments, bonus credits and persistency credits for benefits on a variable basis will be placed in Lincoln Life Variable Annuity Account N (variable annuity account [VAA]). The VAA is a segregated investment account of Lincoln Life. You take all the investment risk on the contract value and the retirement income for amounts placed into one or more of the contract's variable options. If the subaccounts you select make money, your contract value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the subaccounts you select. We do not guarantee how any of the variable options or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract.


The available funds are listed below:

AIM Variable Insurance Funds (Series I shares):
   AIM V.I. Capital Appreciation Fund*
   AIM V.I. Growth Fund

   AIM V.I. International Growth Fund


   AIM V.I. Premier Equity Fund



AllianceBernstein Variable Products Series Fund (Class B):


   AllianceBernstein Growth and Income Portfolio


   AllianceBernstein Growth Portfolio*


   AllianceBernstein Premier Growth Portfolio


   AllianceBernstein Technology Portfolio


   AllianceBernstein Small Cap Value Portfolio**



American Funds Insurance Series/SM/ (formerly AFIS) (Class 2):


   American Funds Global Small Capitalization Fund


   American Funds Growth Fund


   American Funds Growth-Income Fund


   American Funds International Fund



Delaware VIP Trust (Service Class):

   Delaware VIP Emerging Markets Series*

   Delaware VIP High Yield Series
   Delaware VIP Large Cap Value Series


   Delaware VIP REIT Series
   Delaware VIP Select Growth Series*
   Delaware VIP Small Cap Value Series
   Delaware VIP Social Awareness Series*
   Delaware VIP Trend Series

   Delaware VIP U.S. Growth Series**



Fidelity Variable Insurance Products (Service Class 2):


   Fidelity(R) VIP Contrafund Portfolio**


   Fidelity(R) VIP Equity-Income Portfolio


   Fidelity(R) VIP Growth Portfolio


   Fidelity(R) VIP Overseas Portfolio


   Fidelity(R) VIP Growth Opportunities Portfolio*


Franklin Templeton Variable Insurance Products Trust (Class 2):

   FTVIPT Franklin Mutual Shares Securities Fund*


   FTVIPT Franklin Small Cap Fund


   FTVIPT Templeton Growth Securities Fund


   FTVIPT Templeton Foreign Securities Fund*



Janus Aspen Series (Service Class):


   Balanced Portfolio**


   Mid Cap Growth Portfolio**


   Worldwide Growth Portfolio**


Liberty Variable Investment Trust:
   Newport Tiger Fund*


Lincoln Variable Insurance Products Trust:


   Lincoln VIP Aggressive Growth Fund (Service Class)**


   Lincoln VIP Bond Fund (Standard Class)


   Lincoln VIP Capital Appreciation Fund (Service Class)**


   Lincoln VIP Global Asset Allocation Fund (Service Class)**


   Lincoln VIP International Fund (Standard Class)**


   Lincoln VIP Money Market Fund (Standard Class)


   Lincoln VIP Social Awareness Fund (Standard Class)**


MFS(R) Variable Insurance Trust (Service Class):

   MFS VIT Capital Opportunities Series**

   MFS VIT Emerging Growth Series
   MFS VIT Research Series*
   MFS VIT Total Return Series
   MFS VIT Utilities Series


Neuberger Berman Advisers Management Trust:


   Mid-Cap Growth Portfolio**


   Regency Portfolio**



Putnam Variable Trust (Class IB):


   Growth & Income Fund**


   Health Sciences Fund**



Scudder Investment VIT Funds:


   Scudder VIT Equity 500 Index Fund (Class A)


   Scudder VIT EAFE Equity Index Fund (Class B)**


   Scudder VIT Small Cap Index Fund (Class A)**





* It is currently anticipated on or about May 19, 2003, we will close and replace this investment option. See page 11 for further information.



** It is currently anticipated this fund will become available on or about May 19, 2003. Please contact your registered representative for availability.



This Prospectus gives you information about the contracts that you should know before you decide to buy a contract and make purchase payments. You should also review the prospectuses for the funds that accompany this prospectus, and keep all prospectuses for future reference.


Neither the SEC nor any state securities commission has approved this contract or determined that this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

You can obtain a current Statement of Additional Information (SAI), dated the same date as this Prospectus, about the contracts which has more information. Its terms are made part of this Prospectus. If you have any questions or for a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 7866, Fort Wayne, Indiana 46801, or call 1-888-868-2583. The SAI and other information about Lincoln Life and Account N are also available on the SEC's web site (http://www.sec.gov). There is a table of contents for the SAI on the last page of this Prospectus.


May 1, 2003

Table of Contents


                Item                                        Page
                ------------------------------------------------
                Special terms                                  3
                ------------------------------------------------
                Expense tables                                 4
                ------------------------------------------------
                Summary                                        9
                ------------------------------------------------
                Investment results                            10
                ------------------------------------------------
                Financial statements                          10
                ------------------------------------------------
                The Lincoln National Life Insurance Company   10
                ------------------------------------------------
                Variable annuity account (VAA)                10
                ------------------------------------------------
                Investments of the variable annuity account   11
                ------------------------------------------------
                Charges and other deductions                  15
                ------------------------------------------------
                The contracts                                 17
                ------------------------------------------------
                Annuity payouts                               27
                ------------------------------------------------
                Fixed side of the contract                    32
                ------------------------------------------------
                Federal tax matters                           34
                ------------------------------------------------




               Item                                         Page
               -------------------------------------------------
               Qualified retirement plan                      36
               -------------------------------------------------
               Voting rights                                  38
               -------------------------------------------------
               Distribution of the contracts                  38
               -------------------------------------------------
               Return privilege                               38
               -------------------------------------------------
               State regulation                               38
               -------------------------------------------------
               Records and reports                            38
               -------------------------------------------------
               Other information                              39
               -------------------------------------------------
               Legal Proceedings                              39
               -------------------------------------------------
               Statement of Additional Information Table of
               contents for Lincoln Life Variable Annuity
               Account N                                      40
               -------------------------------------------------
               Appendix A--Condensed financial
               information                                   A-1
               -------------------------------------------------


Special terms



Account or variable annuity account (VAA)--The segregated investment account, Account N, into which Lincoln Life sets aside and invests the assets for the variable side of the contract offered in this Prospectus.

Accumulation unit--A measure used to calculate contract value for the variable side of the contract before the annuity commencement date.

Annuitant--The person on whose life the annuity benefit payments are based and upon whose life a death benefit may be paid.

Annuity commencement date--The valuation date when funds are withdrawn or converted into annuity units or fixed dollar payout for payment of retirement in come benefits under the annuity payout option you select.


Annuity payout--An amount paid at regular intervals after the annuity commencement date under one of several options available to the annuitant and/or any other payee. This amount may be paid on a variable or fixed basis, or a combination of both.


Annuity unit--A measure used to calculate the amount of annuity payouts for the variable side of the contract after the annuity commencement date.

Beneficiary--The person you choose to receive the death benefit that is paid if you die before the annuity commencement date.

Bonus credit--The additional amount credited to the contract for each purchase payment.

Contractowner (you, your, owner)--The person who has the ability to exercise the rights within the contract (decides on investment allocations, transfers, payout option, designates the beneficiary, etc.). Usually, but not always, the owner is the annuitant.

Contract value--At a given time before the annuity commencement date, the total value of all accumulation units for a contract plus the value of the fixed side of the contract.

Contract year--Each one-year period starting with the effective date of the contract and starting with each contract anniversary after that.

Death benefit--The amount payable to your designated beneficiary if the owner dies before the annuity commencement date or, if selected, to the owner if the annuitant dies. An Enhanced Guarantee Minimum Death Benefit, a 5% Step-Up Death Benefit or an Estate Enhancement Benefit Rider may be available.

Earnings--The excess of contract value over the sum of bonus credits, persistency credits and purchase payments which have not yet been withdrawn from the contract.

Free amount--The amount that may be withdrawn each contract year without incurring a surrender charge.


i4LIFE/SM/ Advantage--An income program which combines periodic variable lifetime income payments with the ability to make withdrawals during a defined period, earlier version called Income4Life(R) Solution.


Lincoln Life (we, us, our)--The Lincoln National Life Insurance Company.


Persistency credits--The additional amount credited to the contract after the fourteenth contract anniversary.


Purchase payments--Amounts paid into the contract other than bonus credits and persistency credits.

Subaccount--The portion of the VAA that reflects investments in accumulation and annuity units of a class of a particular fund available under the contracts. There is a separate subaccount which corresponds to each class of a fund.

Valuation date--Each day the New York Stock Exchange (NYSE) is open for trading.

Valuation period--The period starting at the close of trading (currently, 4:00 p.m. New York time) on each day that the NYSE is open for trading (valuation date) and ending at the close of such trading on the next valuation date.

Expense tables


The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.



The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer contract value between investment options and/or the fixed account. State premium taxes may also be deducted.



Contractowner Transaction Expenses:



  . Surrender Charge (as a percentage of purchase payments/surrendered/withdrawn): 8.5%*



*The surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or withdrawal. We may waive this charge in certain situations. See Charges and other deductions--Surrender charge.



We may apply an interest adjustment to amounts being withdrawn, surrendered or transferred from a Guaranteed Period Account only (except for dollar cost averaging, portfolio rebalancing, cross-reinvestment and regular income payments under i4LIFE/SM/ Advantage). See Fixed side of the contract.



The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.



Annual Account Fee:  $35*



*The account fee will be waived if your contract value is $100,000 or more at the end of any particular contract year.





Separate Account Annual Expenses (as a percentage of average daily net assets in the subaccounts):



                                           With Estate Enhancement With Estate Enhancement               With Enhanced
                                           Benefit Rider (EEB) in  Benefit Rider (EEB)     With 5%       Guaranteed Minimum
                                           combination with 5%     Without 5% Step-Up      Step-Up       Death Benefit
                                           Step-Up Death Benefit   Death Benefit           Death Benefit (EGMDB)
                                           ----------------------- ----------------------- ------------- ------------------
..Mortality and expense risk charge                  1.70%                   1.65%              1.60%           1.45%
..Administrative charge                               .15%                    .15%               .15%            .15%
                                                    -----                   -----              -----           -----
..Total annual charge for each subaccount            1.85%                   1.80%              1.75%           1.60%


The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2002. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.



Total Annual Fund Operating Expenses                                                          Minimum Maximum
(expenses that are deducted from fund assets, including management fees, distribution (12b-1)
  fees, and other expenses)                                                                    0.32%   1.71%

Net Total Annual Fund Operating Expenses*                                                     Minimum Maximum
(after contractual waivers/reimbursements)                                                     0.30%   1.68%



*Several of the funds have entered into contractual waiver or reimbursement arrangements that may reduce fund fees and expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2004.



The following table shows expenses charged by each fund for the year ended December 31, 2002:

(as a percentage of each fund's average net assets):




                                                                                                             Total
                               Management                                Other Expenses      Total Expenses  Contractual
                               Fees (after         12b-1 Fees (after     (after any          (after any      waivers/
                               any waivers/        any waivers/          waivers/            waivers/        reimbursements
                               reimbursements) +   reimbursements)   +   reimbursements) =   reimbursements) (if any)
----------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation
 Fund (Series I )                   0.61%                0.00%                0.24%               0.85%
----------------------------------------------------------------------------------------------------------------------------
AIM V.I. Growth Fund (Series
 I )                                0.63                 0.00                 0.28                0.91
----------------------------------------------------------------------------------------------------------------------------
AIM V.I. International Growth
 Fund (Series I )                   0.74                 0.00                 0.35                1.09
----------------------------------------------------------------------------------------------------------------------------



                               Total Expenses
                               (after Contractual
                               waivers/
                               reimbursements)
-------------------------------------------------
AIM V.I. Capital Appreciation
 Fund (Series I )
-------------------------------------------------
AIM V.I. Growth Fund (Series
 I )
-------------------------------------------------
AIM V.I. International Growth
 Fund (Series I )
-------------------------------------------------

                                                                                                             Total
                               Management                                Other Expenses      Total Expenses  Contractual
                               Fees (after         12b-1 Fees (after     (after any          (after any      waivers/
                               any waivers/        any waivers/          waivers/            waivers/        reimbursements
                               reimbursements) +   reimbursements)   +   reimbursements) =   reimbursements) (if any)
----------------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund
 (Series I)                         0.61%                0.00%                0.24%               0.85%
----------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Growth and
 Income Portfolio (class B)         0.63                 0.25                 0.05                0.93
----------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Growth
 Portfolio (class B)                0.75                 0.25                 0.13                1.13
----------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Premier
 Growth Portfolio (class B)         1.00                 0.25                 0.06                1.31
----------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Smallcap
 Value Portfolio
 (class B)/(1)/                     1.00                 0.25                 0.45                1.70           (0.25)%
----------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Technology
 Portfolio (class B)                1.00                 0.25                 0.21                1.46
----------------------------------------------------------------------------------------------------------------------------
American Funds Global Small
 Capitalization Fund (class 2)      0.80                 0.25                 0.04                1.09
----------------------------------------------------------------------------------------------------------------------------
American Funds Growth Fund
 (class 2)                          0.38                 0.25                 0.02                0.65
----------------------------------------------------------------------------------------------------------------------------
American Funds Growth-Income
 Fund (class 2)                     0.34                 0.25                 0.01                0.60
----------------------------------------------------------------------------------------------------------------------------
American Funds International
 Fund (class 2)                     0.57                 0.25                 0.06                0.88
----------------------------------------------------------------------------------------------------------------------------
Delaware VIP Emerging Markets
 Series (Service class)/(2)/        1.25                 0.25                 0.21                1.71           (0.03)
----------------------------------------------------------------------------------------------------------------------------
Delaware VIP Large Cap Value
 Series (Service class)/(3)/        0.65                 0.25                 0.10                1.00
----------------------------------------------------------------------------------------------------------------------------
Delaware VIP High Yield
 Series (Service class)/(4)/        0.65                 0.25                 0.13                1.03
----------------------------------------------------------------------------------------------------------------------------
Delaware VIP REIT Series
 (Service class)/(5)/               0.75                 0.25                 0.09                1.09
----------------------------------------------------------------------------------------------------------------------------
Delaware VIP Select Growth
 Series (Service class)/(6)/        0.75                 0.25                 0.11                1.11
----------------------------------------------------------------------------------------------------------------------------
Delaware VIP Small Cap Value
 Series (Service class)/(5)/        0.75                 0.25                 0.10                1.10
----------------------------------------------------------------------------------------------------------------------------
Delaware VIP Social Awareness
 Series (Service class)/(7)/        0.75                 0.25                 0.06                1.06           (0.04)
----------------------------------------------------------------------------------------------------------------------------
Delaware VIP Trend Series
 (Service class)/(5)/               0.75                 0.25                 0.09                1.09
----------------------------------------------------------------------------------------------------------------------------
Delaware VIP U.S. Growth
 Series (Service class)/(8)/        0.65                 0.25                 0.10                1.00
----------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Contrafund
 Portfolio (Service class 2)        0.58                 0.25                 0.10                0.93
----------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Equity-Income
 Portfolio (Service class 2)        0.48                 0.25                 0.10                0.83
----------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Growth
 Portfolio (Service class 2)        0.58                 0.25                 0.10                0.93
----------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Overseas
 Portfolio (Service class 2)        0.73                 0.25                 0.18                1.16
----------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Growth
 Opportunities Portfolio
 (Service class 2)                  0.58%                0.25%                0.14%               0.97%
----------------------------------------------------------------------------------------------------------------------------
FTVIPT Franklin Mutual Shares
 Securities Fund (class
 2)/(9)/                            0.60                 0.25                 0.21                1.06           (0.01)%
----------------------------------------------------------------------------------------------------------------------------
FTVIPT Franklin Small Cap
 Fund (class 2)/(10)/               0.53                 0.25                 0.31                1.09           (0.05)
----------------------------------------------------------------------------------------------------------------------------
FTVIPT Templeton Growth
 Securities Fund (class 2)          0.81                 0.25                 0.06                1.12
----------------------------------------------------------------------------------------------------------------------------
FTVIPT Templeton Foreign
 Securities Fund
 (class 2)/(11)/                    0.70                 0.25                 0.20                1.15           (0.02)
----------------------------------------------------------------------------------------------------------------------------
Janus Aspen Midcap Growth
 Portfolio (Service class)          0.65                 0.25                 0.02                0.92
----------------------------------------------------------------------------------------------------------------------------
Janus Aspen Balanced
 Portfolio (Service class)          0.65                 0.25                 0.02                0.92
----------------------------------------------------------------------------------------------------------------------------



                               Total Expenses
                               (after Contractual
                               waivers/
                               reimbursements)
-------------------------------------------------
AIM V.I. Premier Equity Fund
 (Series I)
-------------------------------------------------
AllianceBernstein Growth and
 Income Portfolio (class B)
-------------------------------------------------
AllianceBernstein Growth
 Portfolio (class B)
-------------------------------------------------
AllianceBernstein Premier
 Growth Portfolio (class B)
-------------------------------------------------
AllianceBernstein Smallcap
 Value Portfolio
 (class B)/(1)/                       1.45%
-------------------------------------------------
AllianceBernstein Technology
 Portfolio (class B)
-------------------------------------------------
American Funds Global Small
 Capitalization Fund (class 2)
-------------------------------------------------
American Funds Growth Fund
 (class 2)
-------------------------------------------------
American Funds Growth-Income
 Fund (class 2)
-------------------------------------------------
American Funds International
 Fund (class 2)
-------------------------------------------------
Delaware VIP Emerging Markets
 Series (Service class)/(2)/          1.68
-------------------------------------------------
Delaware VIP Large Cap Value
 Series (Service class)/(3)/
-------------------------------------------------
Delaware VIP High Yield
 Series (Service class)/(4)/
-------------------------------------------------
Delaware VIP REIT Series
 (Service class)/(5)/
-------------------------------------------------
Delaware VIP Select Growth
 Series (Service class)/(6)/
-------------------------------------------------
Delaware VIP Small Cap Value
 Series (Service class)/(5)/
-------------------------------------------------
Delaware VIP Social Awareness
 Series (Service class)/(7)/          0.96
-------------------------------------------------
Delaware VIP Trend Series
 (Service class)/(5)/
-------------------------------------------------
Delaware VIP U.S. Growth
 Series (Service class)/(8)/
-------------------------------------------------
Fidelity(R) VIP Contrafund
 Portfolio (Service class 2)
-------------------------------------------------
Fidelity(R) VIP Equity-Income
 Portfolio (Service class 2)
-------------------------------------------------
Fidelity(R) VIP Growth
 Portfolio (Service class 2)
-------------------------------------------------
Fidelity(R) VIP Overseas
 Portfolio (Service class 2)
-------------------------------------------------
Fidelity(R) VIP Growth
 Opportunities Portfolio
 (Service class 2)
-------------------------------------------------
FTVIPT Franklin Mutual Shares
 Securities Fund (class
 2)/(9)/                              1.05%
-------------------------------------------------
FTVIPT Franklin Small Cap
 Fund (class 2)/(10)/                 1.04
-------------------------------------------------
FTVIPT Templeton Growth
 Securities Fund (class 2)
-------------------------------------------------
FTVIPT Templeton Foreign
 Securities Fund
 (class 2)/(11)/                      1.13
-------------------------------------------------
Janus Aspen Midcap Growth
 Portfolio (Service class)
-------------------------------------------------
Janus Aspen Balanced
 Portfolio (Service class)
-------------------------------------------------

                                                                                                             Total
                               Management                                Other Expenses      Total Expenses  Contractual
                               Fees (after         12b-1 Fees (after     (after any          (after any      waivers/
                               any waivers/        any waivers/          waivers/            waivers/        reimbursements
                               reimbursements) +   reimbursements)   +   reimbursements) =   reimbursements) (if any)
----------------------------------------------------------------------------------------------------------------------------
Janus Aspen Worldwide Growth
 Portfolio (Service class)          0.65                 0.25                 0.05                0.95
----------------------------------------------------------------------------------------------------------------------------
Liberty Variable Trust
 Newport Tiger Fund, VS             0.90                 0.00                 0.37                1.27
----------------------------------------------------------------------------------------------------------------------------
Lincoln VIP Aggressive Growth
 Fund (Service class)/(12)/         0.74                 0.25                 0.16                1.15
----------------------------------------------------------------------------------------------------------------------------
Lincoln VIP Bond
 Fund(Standard class)/(12)/         0.39                 0.00                 0.09                0.48
----------------------------------------------------------------------------------------------------------------------------
Lincoln VIP Capital
 Appreciation Fund (Service
 class)/(12)/                       0.73                 0.25                 0.09                1.07
----------------------------------------------------------------------------------------------------------------------------
Lincoln VIP Global Asset
 Allocation Fund (Service
 class)/(12)/                       0.74                 0.25                 0.31                1.30
----------------------------------------------------------------------------------------------------------------------------
Lincoln VIP International
 Fund (Standard class)/(12)/        0.85                 0.00                 0.20                1.05
----------------------------------------------------------------------------------------------------------------------------
Lincoln VIP Money Market Fund
 (Standard class)/(12)/             0.42                 0.00                 0.10                0.52
----------------------------------------------------------------------------------------------------------------------------
Lincoln VIP Social Awareness
 Fund (Standard class)/(12)/        0.35                 0.00                 0.08                0.43
----------------------------------------------------------------------------------------------------------------------------
MFS(R) VIT Capital
 Opportunities Series
 (Service class)/(13)(14)/          0.75                 0.25                 0.18                1.18           (0.03)
----------------------------------------------------------------------------------------------------------------------------
MFS(R) VIT Emerging Growth
 Series (Service class)/(14)/       0.75                 0.25                 0.11                1.11
----------------------------------------------------------------------------------------------------------------------------
MFS(R) VIT Research Series
 (Service class)/(14)/              0.75                 0.25                 0.12                1.12
----------------------------------------------------------------------------------------------------------------------------
MFS(R) VIT Total Return
 Series (Service class)/(14)/       0.75                 0.25                 0.11                1.11
----------------------------------------------------------------------------------------------------------------------------
MFS(R) VIT Utilities Series
 (Service class)/(14)/              0.75                 0.25                 0.19                1.19
----------------------------------------------------------------------------------------------------------------------------
Neuberger Berman AMT Mid-cap
 Growth Portfolio                   0.84                 0.00                 0.11                0.95
----------------------------------------------------------------------------------------------------------------------------
Neuberger Berman AMT Regency
 Portfolio/(15)/                    0.85                 0.00                 0.43                1.28
----------------------------------------------------------------------------------------------------------------------------
Putnam VT Growth & Income
 Fund (class IB)                    0.48%                0.25%                0.04%               0.77%
----------------------------------------------------------------------------------------------------------------------------
Putnam VT Health Sciences
 Fund (class IB)                    0.70                 0.25                 0.13                1.08
----------------------------------------------------------------------------------------------------------------------------
Scudder VIT Equity 500 Index
 Fund (class A)/(16)/               0.20                 0.00                 0.12                0.32           (0.02)%
----------------------------------------------------------------------------------------------------------------------------
Scudder VIT EAFE Equity Index
 Fund (class B)/(17)/               0.45                 0.25                 0.60                1.30           (0.40)
----------------------------------------------------------------------------------------------------------------------------
Scudder VIT Small Cap Index
 Fund (class A)/(18)/               0.35                 0.00                 0.26                0.61           (0.16)
----------------------------------------------------------------------------------------------------------------------------



                               Total Expenses
                               (after Contractual
                               waivers/
                               reimbursements)
-------------------------------------------------
Janus Aspen Worldwide Growth
 Portfolio (Service class)
-------------------------------------------------
Liberty Variable Trust
 Newport Tiger Fund, VS
-------------------------------------------------
Lincoln VIP Aggressive Growth
 Fund (Service class)/(12)/
-------------------------------------------------
Lincoln VIP Bond
 Fund(Standard class)/(12)/
-------------------------------------------------
Lincoln VIP Capital
 Appreciation Fund (Service
 class)/(12)/
-------------------------------------------------
Lincoln VIP Global Asset
 Allocation Fund (Service
 class)/(12)/
-------------------------------------------------
Lincoln VIP International
 Fund (Standard class)/(12)/
-------------------------------------------------
Lincoln VIP Money Market Fund
 (Standard class)/(12)/
-------------------------------------------------
Lincoln VIP Social Awareness
 Fund (Standard class)/(12)/
-------------------------------------------------
MFS(R) VIT Capital
 Opportunities Series
 (Service class)/(13)(14)/            1.15
-------------------------------------------------
MFS(R) VIT Emerging Growth
 Series (Service class)/(14)/
-------------------------------------------------
MFS(R) VIT Research Series
 (Service class)/(14)/
-------------------------------------------------
MFS(R) VIT Total Return
 Series (Service class)/(14)/
-------------------------------------------------
MFS(R) VIT Utilities Series
 (Service class)/(14)/
-------------------------------------------------
Neuberger Berman AMT Mid-cap
 Growth Portfolio
-------------------------------------------------
Neuberger Berman AMT Regency
 Portfolio/(15)/
-------------------------------------------------
Putnam VT Growth & Income
 Fund (class IB)
-------------------------------------------------
Putnam VT Health Sciences
 Fund (class IB)
-------------------------------------------------
Scudder VIT Equity 500 Index
 Fund (class A)/(16)/                 0.30%
-------------------------------------------------
Scudder VIT EAFE Equity Index
 Fund (class B)/(17)/                 0.90
-------------------------------------------------
Scudder VIT Small Cap Index
 Fund (class A)/(18)/                 0.45
-------------------------------------------------



 (1)For the period May 1, 2002 through April 30, 2003, the Adviser has contractually waived and/or reimbursed certain expenses of the portfolio to the extent total expenses will not exceed 1.45%. For the period May 1, 2003 through April 30, 2003, the Adviser has contractually waived and/or reimbursed certain expenses of the Portfolio to the extent total expenses will not exceed 1.45%.


 (2)For the period May 1, 2001 through April 30, 2003, the adviser contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) would not exceed 1.50%. Effective May 1, 2003 through April 30, 2004, DIAL has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) will not exceed 1.50%.

 (3)For the period May 1, 2001 through April 30, 2003, the adviser contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) would not exceed 0.80%. Effective May 1, 2003 through April 30, 2004, the adviser has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) will not exceed 0.80%. The adviser has voluntarily elected to waive its management fee to 0.60% indefinitely. Taking into account this arrangement, which can be terminated any time, total expenses for the year ending December 31, 2002 were 0.95%

 (4)For the period May 1, 2001 through April 30, 2003, the adviser contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) would not exceed 0.80%. Effective May 1, 2003 through April 30, 2004, the adviser has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) will not exceed 0.80%

 (5)Effective May 1, 2002 through April 30, 2004, the adviser has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) will not exceed 0.95%.

 (6)Effective May 1, 2002 through April 30, 2004, the adviser has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) will not exceed 0.90%.

 (7)For the period May 1, 2001 through April 30, 2003, the adviser contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) would not exceed 0.85%. Effective May 1, 2003 through April 30, 2004, the adviser has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) will not exceed 0.85%.

 (8)Effective May 1, 2002 through April 30, 2004, the adviser has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) will not exceed 0.80%.


 (9)The manager has contractually agreed in advance to make an estimated reduction of 0.01% of its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund for cash management. This arrangement will continue for as long as the Fund invests in the money fund.



(10)The manager has contractually agreed in advance to make an estimated reduction of 0.05% of its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund for cash management. This arrangement will continue for as long as the Fund invests in the money fund.



(11)The manager has contractually agreed in advance to make an estimated reduction of 0.02% of its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund for cash management. This arrangement will continue for as long as the Fund invests in the money fund.



(12)The fees and expenses shown in the table have been restated to reflect a new management agreement effective January 1, 2003, which shareholders approved on December 9, 2002, and a new administration agreement that also became effective January 1, 2003. The aggregate fees and expenses charged to the fund pursuant to the new agreement are higher than the fees and expenses previously charged to the fund.



(13)MFS has contractually agreed, subject to reimbursement to bear the series' expenses such that "Other Expenses" (after taking into account the expense offset and brokerage arrangements described below), do not exceed 0.15% annually. These contractual fee arrangements will continue until at least May 1, 2004, unless changed with the consent of the board of trustees which oversees the series.



(14)Each series has a voluntary expense offset arrangement that reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. This arrangement can be discontinued at anytime. "Other Expenses" do not take into account these fee reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, "Net Expenses" would be lower for each series and would equal 1.10% Emerging Growth; 1.11% Research; and 1.18% Utilities. There were no fee reductions for the Capital Opportunities and Total Return Series.



(15)Reflects a recoupment of 0.05% of the portfolio's expenses previously paid by the adviser. The expense reimbursement arrangements for the Portfolios are contractual for three years (ending December 31, 2006) and any excess expenses can be repaid to Neuberger Berman Management, Inc. within three years of the year incurred, provided such recoupment would not cause the Portfolio to exceed its respective limitation of 1.50%.



(16)The Adviser has contractually agreed to waive its fees and/or reimburse expenses of the Fund, to the extent necessary, to limit all expenses to 0.30% until April 30, 2005.



(17)The Adviser has contractually agreed to waive its fees and/or reimburse expenses of the Fund, to the extent necessary, to limit all expenses to 0.90% until April 30, 2005.



(18)The Adviser has contractually agreed to waive its fees and/or reimburse expenses of the Fund, to the extent necessary, to limit all expenses to 0.45% until April 30, 2005.

EXAMPLES



This Example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contractowner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses.



The Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the funds and that the EEB with 5% Step-Up death benefit is in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



1) If you surrender your contract at the end of the applicable time period:



                         1 year 3 years 5 years 10 years
                       ---------------------------------
                         $1,211 $1,897  $2,455   $3,845



2) If you annuitize or do not surrender your contract at the end of the applicable time period:



                         1 year 3 years 5 years 10 years
                       ---------------------------------
                          $361  $1,097  $1,855   $3,845



For more information, see Charges and other deductions in this Prospectus, and the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. The examples do not reflect bonus credits or persistency credits. Different fees and expenses not reflected in the examples may be imposed during a period in which regular income or annuity payouts are made. See The contracts--i4LIFE/SM/ Advantage for IRA contracts and Annuity payouts--including i4LIFE/SM/ Advantage (Non-Qualified annuity contracts only), including the Guaranteed Income Benefit Rider. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.

Summary

What kind of contract am I buying? It is an individual variable and/or market value adjusted annuity contract between you and Lincoln Life. This Prospectus describes the variable side of the contract. See The contracts. The contract and certain riders, benefits, service features, and enhancements may not be available in all states, and charges may vary in certain states. You should refer to your contract for any state-specific provisions. Please check with your investment representative regarding their availability.

What is the variable annuity account (VAA)? It is a separate account we established under Indiana insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which Lincoln Life may conduct. See Variable annuity account.

What are my investment choices? Based upon your instruction for purchase payments, the VAA applies your purchase payments, bonus credits and persistency credits to buy shares in one or more of the investment options. See Investments of the variable annuity account--Description of the funds.

Who invests my money? Several different investment advisers manage the investment options. See Investments of the variable annuity account--Investment advisers.

How does the contract work? If we approve your application, we will send you a contract. When you make purchase payments during the accumulation phase, you receive bonus credits and you buy accumulation units. If you decide to receive retirement income payments, your accumulation units are converted to annuity units. Your retirement income payments will be based on the number of annuity units you received and the value of each annuity unit on payout days. See The contracts.

What charges do I pay under the contract? If you withdraw purchase payments, you pay a surrender charge from 0% to 8.5% of the surrendered or withdrawn purchase payment, depending upon how long those payments have been invested in the contract. We may waive surrender charges in certain situations. See The contracts--surrenders and withdrawals.

We will deduct any applicable premium tax from purchase payments or contract value at the time the tax is incurred or at another time we choose.

We charge an account fee of $35 on any contract anniversary if the contract value is less than $100,000.

We apply a charge to the daily net asset value of the VAA. There is an administrative charge of 0.15% plus a mortality and expense risk charge of 1.45% for the EGMDB, 1.60% for the 5% step-up death benefit, 1.65% for the EEB Rider (without 5% step-up), and 1.70% for the EEB Rider (in combination with 5% step-up). See charges and other deductions.

The funds' investment management fees, expenses and expense limitations, if applicable, are more fully described in the prospectuses for the funds.


Charges may also be imposed during the regular income or annuity payout period, including if you elect i4LIFE/SM/ Advantage. See The contracts and Annuity Payouts.


For more information about the compensation we pay for sales of contracts. See The Contracts--Commissions.

What purchase payments do I make, and how often? Subject to the minimum and maximum payment amounts, your payments are completely flexible. See The contracts--Purchase payments.

What is a bonus credit and a persistency credit? When purchase payments are made, Lincoln Life will credit an additional amount to the contract, known as a bonus credit. The amount of the bonus credit is calculated as a percentage of the purchase payments. The bonus credit percentage will vary based on the owner's cumulative purchase payments, as defined in this Prospectus. All bonus credits become part of the contract value at the same time as the corresponding purchase payments. Bonus credits are not considered to be purchase payments. See The contracts--Bonus credits.


A persistency credit of .05% of contract value less purchase payments that have been in the contract less than fourteen years will be credited on a quarterly basis after the fourteenth anniversary. See The contracts--Persistency credits.



Lincoln Life offers a variety of variable annuity contracts. Other annuity contracts that we offer have no provision for bonus credits but may have lower mortality and expense risk charges and/or lower surrender charges. During the surrender charge period, the amount of bonus credit may be more than offset by higher surrender charges associated with the bonus credit. After the fourteenth contract anniversary, the persistency credits are designed to fully or partially offset these additional bonus charges. We encourage you to talk with your financial adviser and determine which annuity contract is most appropriate for you.


How will my annuity payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving annuity payouts from your contract as a fixed option or variable option or a combination of both. See Annuity payouts--Annuity options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios.


What is i4LIFE/SM/ Advantage? i4LIFE/SM/ Advantage is an income program that provides periodic variable life-

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time income payments, a death benefit, and the ability to make purchase payments (IRA contracts only) and withdrawals during a defined period of time. We assess a charge, imposed only during the i4LIFE/SM/ Advantage payout phase, based on the i4LIFE/SM/ Advantage death benefit you choose.



What happens if I die before I annuitize? Your beneficiary will receive death benefit proceeds based upon the death benefit you select. Your beneficiary has options as to how the death benefit is paid. In the alternative, you may choose to receive a death benefit on the death of the annuitant. See The contracts--Death benefit and i4LIFE/SM/ Advantage (IRA).



May I transfer contract value between variable options and between the variable and fixed sides of the contract? Yes, subject to currently effective restrictions. For example: transfers made before the annuity commencement date are generally restricted to no more than twelve (12) per contract year. If permitted by your contract, we may discontinue accepting transfers into the fixed side of the contract at any time. See The contracts--Transfers on or before the annuity commencement date and Transfers after the annuity commencement date.


May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. See The contracts--Surrenders and withdrawals. If you surrender the contract or make a withdrawal, certain charges may apply. See Charges and other deductions. A portion of surrender/withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 59 1/2, a 10% Internal Revenue Service (IRS) tax penalty may apply. A surrender or a withdrawal also may be subject to 20% withholding. See Federal tax matters.

Do I get a free look at this contract? Yes. You can cancel the contract within ten days (in some states longer) of the date you first receive the contract. You need to return the contract, postage prepaid, to our home office. In most states you assume the risk of any market drop on purchase payments you allocate to the variable side of the contract. We will not refund any bonus credits credited to your contract value if you elect to cancel your contract; however, we will assume the risk of investment loss on the bonus credits. See Return privilege.


Where may I find more information about accumulation unit values? The Appendix to this Prospectus provides more information about accumulation unit values.


Investment results


At times, the VAA may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods, with or without contingent deferred sales charges. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value. The money market Subaccount's yield is based upon investment performance over a 7-day period, which is then annualized.


During extended periods of low interest rates, the yields of any subaccount investing in a money market fund may also become extremely low and possibly negative.

The money market yield figure and annual performance of the Subaccounts are based on past performance and do not indicate or represent future performance. See the SAI for further information.

Financial statements


The financial statements of the VAA and of Lincoln Life are located in the SAI. If you would like a free copy of the SAI, complete and mail the enclosed card, or call 1-888-868-2583.


The Lincoln National Life Insurance Company


The Lincoln National Life Insurance Company (Lincoln Life), organized in 1905, is an Indiana-domiciled insurance corporation, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana.


Variable annuity account (VAA)

On November 3, 1997, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The SEC does not supervise the VAA or Lincoln Life. The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. Lincoln Life is the issuer of the contracts and the obligations set forth in the contract, other than those of the contractowner, are Lincoln Life's. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.

The VAA is used to support other annuity contracts offered by Lincoln Life in addition to the contracts described in this Prospectus. The other annuity contracts supported by the VAA generally invest in the same funds as the contracts described in this Prospectus. These other annuity contracts may have different charges that could affect the performance of their subaccounts, and they offer different benefits.

Investments of the variable annuity account

You decide the subaccount(s) to which you allocate purchase payments. Bonus credits are allocated to the subaccounts at the same time and at the same percentage as the purchase payments being made. There is a separate subaccount which corresponds to each class of each fund. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request. We reserve the right to add, delete or substitute funds.

Investment advisers
The investment advisers of the funds are:

AIM Variable Insurance Funds, Inc. ("AIM V.I. Funds"), managed by A I M Advisors, Inc.


AllianceBernstein Variable Products Series Fund managed by Alliance Capital Management, L.P.



American Funds Insurance Series ("American Funds"), managed by Capital Research and Management Company.


Delaware VIP Trust ("Delaware VIP"), managed by Delaware Management Company. The Emerging Markets Series is managed by Delaware International Advisers Ltd.

Franklin Templeton Variable Insurance Products Trust--FTVIPT Franklin Small Cap is managed by Franklin Advisers, Inc.; FTVIPT Mutual Shares Securities is managed by Franklin Mutual Advisers, LLC; FTVIPT Templeton Growth Securities is managed by Templeton Global Advisors Limited; FTVIPT Templeton Foreign Securities is managed by Templeton Investment Counsel, LLC.


Janus Aspen Series, managed by Janus Capital Management LLC.



Liberty Variable Investment Trust ("Liberty Variable Trust"), managed by Columbia Management Advisers, Inc.



Lincoln Variable Insurance Products Trust ("Lincoln VIP"), managed by Delaware Management Company. The Aggressive Growth and Global Asset Allocation Funds are sub-advised by Putnam Investment Management, L.L.C. The Capital Appreciation Fund is sub-advised by Janus Capital Management LLC. The International Fund is sub-advised by Delaware International Advisers, Ltd.


MFS--Variable Insurance Trust ("MFS Variable Trust"), managed by Massachusetts Financial Services Company.


Neuberger Berman Advisers Management Trust (Neuberger Berman AMT), managed by Neuberger Berman Management, Inc.



Putnam Variable Trust (Putnam VT), managed by Putnam Investment Management,
L.L.C.



Scudder Investment VIT Funds ("Scudder VIT"), managed by Deutsche Asset Management, Inc.


Variable Insurance Products ("Fidelity(R) VIP"), managed by Fidelity Management & Research Company.



As compensation for their services to the fund, the investment advisers receive a fee from the fund, which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined under the Purchase and Redemption of Shares, in the prospectus for the fund.


With respect to a fund including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may compensate Lincoln Life (or an affiliate) for administrative, distribution, or other services. We also may receive 12b-1 fees from Funds. Some funds may compensate us significantly more than other funds. It is anticipated that such compensation will be based on assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by Lincoln Life (or an affiliate). As of the date of this Prospectus, we were receiving compensation from each fund company.


The funds' shares are issued and redeemed only in connection with variable annuity contracts and variable life insurance policies (mixed funding) issued through separate accounts of Lincoln Life and other life insurance companies (shared funding). The funds do not foresee any disadvantage to contractowners arising out of mixed or shared funding. Nevertheless, the funds' Boards intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices.

Description of the funds
Each of the subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.

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Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser.


We currently anticipate closing and replacing the following funds on or about May 19, 2003.



AIM VI Capital Appreciation Fund with American Funds Growth Fund-Class 2


AllianceBernstein VPS Growth Portfolio Class B with American Funds Growth Fund-Class 2


Delaware VIP Emerging Markets Series-Service Class with American Funds International Fund-Class 2


Delaware VIP Select Growth Series-Service Class with American Funds Growth Fund-Class 2


Delaware VIP Social Awareness Series with Lincoln VIP Social Awareness Fund.

Fidelity Growth Opportunities Portfolio-Service Class 2 with Scudder VIT Equity 500 Index Fund

FTVIPT Franklin Mutual Shares Securities Fund-Class 2 with American Funds Growth-Income Fund Class 2


MFS Research Series-Service Class with American Funds Growth Fund-Class 2


Newport Tiger Fund with American Funds International Fund-Class 2


FTVIPT Franklin Templeton Foreign Securities Fund-Class 2 with American Funds International Fund-Class 2




Following are brief summaries of the investment objectives and policies of the funds. Each fund is subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund. More detailed information may be obtained from the current prospectus for the fund which accompanies this booklet. You should read each fund prospectus carefully before investing. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.


American Funds Global Small Capitalization Fund: Seeks to make your investment grow over time by investing primarily in stocks of smaller companies located around the world that typically have market capitalizations of $50 million to $1.5 billion. The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.



American Funds Growth Fund: Seeks to make your investment grow by investing primarily in common stocks of companies that appear to offer superior opportunities for growth of capital. The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.



American Funds Growth-Income Fund: Seeks to make your investment grow and provide you with income over time by investing primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends. The fund is designed for investors seeking both capital appreciation and income.



American Funds International Fund: Seeks to make your investment grow over time by investing primarily in common stocks of companies located outside the United States. The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.


AIM V.I. Capital Appreciation Fund: Seeks growth of capital through investment in common stocks.

AIM V.I. Growth Fund: Seeks growth of capital.

AIM V.I. International Growth Fund: Seeks to provide long-term growth of capital.

AIM V.I. Premier Equity Fund: Seeks to achieve long-term growth of capital. Income is a secondary objective.


AllianceBernstein Growth and Income Portfolio: Seeks reasonable current income and reasonable appreciation through investments primarily in dividend-paying common stocks of good quality. The portfolio also may invest in fixed-income securities and convertible securities.


AllianceBernstein Growth Portfolio: Seeks to provide long-term growth of capital. Current income is only an incidental consideration. The portfolio invests primarily in equity securities of companies with favorable earnings outlooks, which have long-term growth rates that are expected to exceed that of the U.S. economy over time.



AllianceBernstein Premier Growth Portfolio: Seeks long-term growth of capital by pursuing aggressive investment policies. The portfolio invests predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth.



AllianceBernstein Small Cap Value Portfolio: Seeks long-term growth of capital. The portfolio invests primarily in a diversified portfolio of equity securities of companies with relatively small market capitalizations. Under normal circumstances, the portfolio will invest at least 65% of its total assets in these types of securities. The portfolio's investment policies emphasize investment in companies that are determined to be undervalued, using a fundamental value approach.



AllianceBernstein Technology Portfolio: Seeks to emphasizes growth of capital and invests for capital appreciation. Current income is only an incidental consideration. The portfolio may seek income by writing listed call options. The portfolio invests primarily in securities of companies expected to benefit from technological advances and improvements (i.e., companies that use technology extensively in the development of new or improved products or processes).

Delaware VIP Emerging Markets Series: Seeks long-term capital appreciation. Under normal circumstances, at least 80% of the Series' net assets will be in emerging market issuers.

Delaware VIP Large Cap Value Series: Seeks capital appreciation with current income as a secondary objective. Under normal circumstances, at least 80% of the Series' net assets will be in investments of large cap companies. Management considers buying a stock when they believe it is undervalued and has the potential to increase in price as the market realizes its true value.

Delaware VIP High Yield Series: Seeks total return and, as a secondary objective, high current income. Under normal circumstances, the Series will invest at least 80% of its net assets in fixed income securities rated at the time of purchase BB or lower by S&P or similarly rated by another NRSRO or, if unrated, judged to be of comparable quality.


Delaware VIP REIT Series: Seeks to achieve maximum long-term total return with capital appreciation as a secondary objective. Under normal circumstances, the Series will invest at least 80% of its net assets in investments of real estate investment trust (REITs).


Delaware VIP Select Growth Series: Seeks long-term capital appreciation by primarily investing in common stocks of companies which the manager believes have the potential for high earnings growth. Companies of any size are considered, as long as they are larger than $300 million in market capitalization.




Delaware VIP Small Cap Value Series: Seeks capital appreciation by investing primarily in stocks of companies whose market values appear low relative to underlying value or future earning potential. Under normal circumstances, at least 80% of the Series' net assets will be investments of small cap companies.



Delaware VIP Social Awareness Series: Seeks long-term capital appreciation by investing in stocks of mid- and large companies that meet certain socially responsible criteria. Under normal circumstances, at least 80% of the Series' net assets will be in investments of companies that meet certain socially responsible criteria.


Delaware VIP Trend Series: Seeks long-term capital appreciation by investing primarily in stocks of small growth oriented or emerging companies that, in the management team's view, are responsive to changes within the marketplace and have the fundamental characteristics to support continued growth.


Delaware VIP U.S. Growth Series: Seeks to maximize capital appreciation. Under normal circumstances, at least 80% of the Series' net assets will be in U.S. investments. Investment management looks for stocks with low dividend yields, strong balance sheets, and high-expected earnings growth rates as compared to other companies in the same industry.



Fidelity VIP ContraFund Portfolio: Seeks long-term appreciation.



Fidelity(R) VIP Equity-Income Portfolio: Seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield, which exceeds the composite yield on the securities comprising the Standard and Poor's 500 Index (S&P 500).



Fidelity(R) VIP Growth Portfolio: Seeks to achieve capital appreciation.



Fidelity(R) VIP Overseas Portfolio: Seeks long-term growth of capital.



Fidelity(R) VIP Growth Opportunities Portfolio: Seeks to provide capital growth.



FTVIPT Franklin Mutual Shares Securities Fund: Seeks capital appreciation with income as a secondary goal. The fund normally invests mainly in U.S. equity securities that the fund's manager believes are available at market prices less than their intrinsic value on certain recognized or objective criteria including undervalued stocks structuring companies and distressed companies.



FTVIPT Templeton Growth Securities Fund: Seeks long-term capital growth. The fund normally invests mainly in equity securities of companies located anywhere in the world, including those in the U.S. and emerging markets.



FTVIPT Franklin Small Cap Fund: Seeks long-term capital growth. The fund normally invests at least 80% of its net assets in investments of small capitalization companies. For this fund, small cap companies are those with market capitalization values not exceeding (1) $1.5 billion, or (2) the highest market capitalization value in the Russell 2000(R) Index, whichever is greater, at the time of purchase.



FTVIPT Templeton Foreign Securities Fund: Seeks long-term capital growth. The fund normally invests at least 80% of its net assets in investments primarily equity securities of issuers located outside the U.S., including those in emerging markets.



Janus Aspen Series Mid Cap Aggressive Growth: Seeks long-term growth of capital by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies.



Janus Aspen Series Balanced: Seeks long-term capital growth, consistent with the preservation of capital and balanced by current income. The Portfolio normally invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The Portfolio will normally invest at least 25% of its assets in fixed-income securities.

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Janus Aspen Series Worldwide Growth: Seeks long-term growth of capital in a manner consistent with the preservation of capital by investing primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.



Liberty Variable Trust Newport Tiger Fund: Seeks capital appreciation by investing at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of companies located in the ten "Tiger" countries of Asia:
Hong Kong, the Peoples Republic of China, Singapore, Malaysia, Thailand, India, Indonesia, the Philippines, South Korea, and Taiwan.



Lincoln VIP Aggressive Growth Fund: Seeks to maximize capital appreciation. The fund invests in a diversified group of domestic stocks primarily of small and medium size companies.



Lincoln VIP Bond Fund: Seeks maximum current income consistent with a prudent investment strategy. The fund invests in a diverse group of domestic fixed income securities including high-quality investment-grade corporate bonds, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and mortgage-backed securities.



Lincoln VIP Capital Appreciation Fund: Seeks long-term growth of capital in a manner consistent with preservation of capital. The fund primarily invests in stocks of large and medium-sized U.S. companies. Under normal conditions, the fund will invest a minimum of 65% of its total assets in stocks and may also buy some money market securities and bonds, including junk bonds.



Lincoln VIP Global Asset Allocation: Seeks long-term return consistent with preservation of capital. The fund allocates its assets among several categories of equity, fixed-income and money market securities of U.S. and foreign issuers.



Lincoln VIP International: Long-term capital appreciation. The fund trades in securities issued outside the United States--mostly stocks, with an occasional bond or money market security.



Lincoln VIP Money Market Fund: Seeks maximum current income consistent with the preservation of capital, by investing money market securities that provide the most attractive yields. The fund invests in high quality short-term obligations issued by U.S. corporations; the U.S. Government; and federally chartered banks and U.S. branches of foreign banks.



Lincoln VIP Social Awareness Fund: Long-term capital appreciation. The fund buys stocks of large and medium sized companies, which adhere to certain specific social criteria.



MFS VIT Capital Opportunities: Seeks capital appreciation.



MFS(R) VIT Emerging Growth Series: Seeks to provide long-term growth of capital.



MFS(R) VIT Research Series: Seeks long-term growth of capital and future income.



MFS(R) VIT Total Return Series: Seeks mainly to provide above-average income consistent with the prudent employment of capital and to provide a reasonable opportunity for capital growth and income.



MFS(R) VIT Utilities Series: Seeks capital growth and current income (income above that available from a portfolio invested entirely in equities securities).



Neuberger Berman AMT Mid-Cap Growth: Seeks growth of capital by investing primarily in common stocks of mid-capitalization companies, using a growth-oriented investment approach.



Neuberger Berman AMT Regency: Seeks growth of capital by investing mainly in common stocks of mid-capitalization companies. The Portfolio seeks to reduce risk by diversifying among different companies and industries.



Putnam VT Growth & Income: Seeks capital growth and current income by investing mainly in common stocks of U.S. companies with a focus on value stocks that offer the potential for capital growth, current income or both.



Putnam VT Health Sciences: Seeks capital appreciation by investing mainly in common stocks of companies in the health sciences industries with a focus on growth stocks.



Scudder VIT Equity 500 Index Fund: Seeks to replicate as closely as possible, before the deduction of expenses, the performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index), which emphasizes stocks of large U.S. companies.





Scudder VIT EAFE Equity Index Fund: The Fund seeks to replicate as closely as possible, before the deduction of expenses, the total return of the Morgan Stanley Capital International (MSCI) EAFE(R) Index (EAFE(R) Index) which emphasizes stocks of companies in major markets in Europe, Australasia and the Far East.



Scudder VIT Small Cap Index Fund: The Fund seeks to replicate as closely as possible, before the deduction of expenses, the total return of the Russell 2000 Small Cap Index (Russell 2000 Index), which emphasizes stocks of small U.S. companies.


Fund shares
We will purchase shares of the funds at net asset value and direct them to the appropriate subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay annuity payouts, death benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one subaccount to another, we may redeem shares held in the first and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.

When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.

The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various contractowners participating in a fund could conflict. Each of the fund's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. See the Prospectuses for the funds.

Shares of the funds are not sold directly to the general public. They are sold to Lincoln Life, and may be sold to other insurance companies, for investment of the assets of the subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.

Reinvestment of dividends and capital gain distributions
All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to contractowners as additional units, but are reflected as changes in unit values.

Addition, deletion or substitution of investments
We reserve the right, within the law, to add, delete and substitute series and/or funds within the VAA. We may also add, delete, or substitute series or funds only for certain classes of contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of contractowners.

Substitutions may be made with respect to existing investments or the investments of future purchase payments, or both. We may close subaccounts to allocations of purchase payments or contract value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts.

Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion. We will not substitute shares of one fund for another without any necessary approval by the SEC. We will also provide you advance written notice.

Charges and other
deductions


We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder. More particularly, our administrative services include: processing applications for and issuing the contracts, processing purchases and redemptions of fund shares as required (including dollar cost averaging, cross-reinvestment, portfolio rebalancing, and automatic withdrawal services--See Additional services and the SAI for more information on these programs), maintaining records, administering annuity payouts, furnishing accounting and valuation services (including the calculation and monitoring of daily subaccount values), reconciling and depositing cash receipts, providing contract confirmations, providing toll-free inquiry services and furnishing telephone and electronic fund transfer services. The risks we assume include: the risk that annuitants receiving annuity payouts under contracts live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed); the risk that death benefits paid will exceed the actual contract value; and the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change). The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the contingent deferred sales charge collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. A portion of the mortality and expense risk and administrative charge and a portion of the surrender charges are assessed to fully or partially recoup bonus credits paid into the contract by Lincoln Life when purchase payments are made. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.


Deductions from the VAA for Lincoln ChoicePlus Bonus
We apply a charge to the daily net asset value of the VAA. There is an administrative charge of 0.15% plus a mortality and expense risk charge of 1.45% for the EGMDB, 1.60% for the 5% step-up death benefit, 1.65% for the EEB Rider (without 5% Step-up), and 1.70% for the EEB Rider (in combination with 5% Step-up).

Surrender charge
A surrender charge applies (except as described below) to surrenders and withdrawals of other purchase payments that have been invested for the periods indicated as follows:

                  Number of contract
                  anniversaries since purchase
                  payment was invested
------------------------------------------------------------------
                  Less
                  than      At least
                  2 years   2     3    4    5    6    7    8   9+
Surrender charge
  as a percentage
  of the surren-
  dered or with-
  drawn purchase
  payments.......    8.5%   8     7    6    5    4    3    2    0

A surrender charge does not apply to:

 1.A surrender or withdrawal of a purchase payment beyond the ninth anniversary since the purchase payment was invested.

 2.Withdrawals of contract value during a contract year to the extent that the total contract value withdrawn during the current contract year does not exceed the free amount which is equal to the greater of 10% of the current contract value or 10% of the total purchase payments;

 3.Any purchase payments applied to an annuity payout option available within the contract that have been invested at least 12 months.

 4.A surrender or withdrawal of any purchase payments, if such purchase payments were received more than 12 months prior to the onset of a permanent and total disability of the contractowner as defined in Section 22(e)(3) of the tax code, after the effective date of the contract and before the 65th birthday of the contractowner. For contracts issued in the State of New Jersey, a different definition of permanent and total disability applies.

 5.When the surviving spouse assumes ownership of the contract as a result of the death of the original owner;

 6.A surrender or withdrawal of any purchase payments, if such purchase payments were received more than 12 months prior to admittance of the contractowner to an accredited nursing home or equivalent health care facility, where the admittance into the nursing home occurs after the effective date of the contract and the owner has been confined for at least 90 consecutive days.

 7.A surrender or withdrawal of any purchase payments, if such purchase payments were received more than 12 months prior to the diagnosis date of a terminal illness that is after the effective date of the contract and results in a life expectancy of less than one year as determined by a qualified professional medical practitioner.

 8.A surrender of the contract as a result of the death of the contractowner or annuitant. However if an annuitant is changed for any reason other than death of a prior annuitant the surrender charge is not waived. See The contracts--Death benefit before annuity commencement date.

 9.A surrender or withdrawal of a purchase payment beyond the fifth anniversary since the purchase payment was invested for any contract issued to employees and registered representatives of any member of the selling group and their spouses and minor children, or to officers, directors, trustees or bona-fide full-time employees and their spouses and minor children, of Lincoln Financial Group, or any of the investment advisers of the funds currently being offered, or their affiliated or managed companies (based upon the contractowner's status at the time the contract was purchased), provided the contract was not issued with the assistance of a sales representative under contract with Lincoln Life. For the individuals described above, a reduced schedule of surrender charges applies.

10.A surrender or annuitization of bonus credits and persistency credits.

11.Contract value applied to calculate the benefit amount under any annuity payout option made available by Lincoln Life.

12.Periodic payments made under any annuity payout option made available by Lincoln Life.


13.Regular income payments made under i4LIFE/SM/ Advantage.


For purposes of calculating the surrender charge on withdrawals, Lincoln Life assumes that:

a.The free amount will be withdrawn from purchase payments on a "first in-first out (FIFO)" basis.

b.Prior to the ninth anniversary of the contract, any amount withdrawn above the free amount during a contract year will be withdrawn in the following order:

  1.from purchase payments (on a FIFO basis) until exhausted; then

  2.from earnings until exhausted; then

  3.from bonus credits.

c.On or after the ninth anniversary of the contract, any amount withdrawn above the free amount during a contract year will be withdrawn in the following order:

  1.from purchase payments (on a FIFO basis) to which a surrender charge no longer applies until exhausted; then

  2.from earnings and persistency credits until exhausted; then

  3.from bonus credits attributable to purchase payments to which a surrender charge no longer applies until exhausted; then

  4.from purchase payments (on a FIFO basis) to which a surrender charge still applies until exhausted; then

  5.from bonus credits attributable to purchase payments to which a surrender charge still applies.

We apply the surrender charges as a percentage of purchase payments, which means that you would pay the same surrender charge at the time of the surrender regardless of whether your contract value has increased or decreased.

The surrender charge is calculated separately for each purchase payment. The surrender charges associated with surrender or withdrawal are paid to us to compensate us for the loss we experience on contract distribution costs when contractowners surrender or withdraw before distribution costs have been recovered.

If the contractowner is a corporation or other non-individual (non-natural person), the annuitant or joint annuitant will be considered the contractowner or joint owner for purposes of determining when a surrender charge does not apply.

Account fee
During the accumulation period, we will deduct $35 from the contract value on each contract anniversary to compensate us for the administrative services provided to you; this $35 account fee will also be deducted from the contract value upon surrender. This fee may be lower in certain states, if required. The account fee will be waived for any contract with a contract value that is equal to or greater than $100,000 on the contract anniversary.

Rider charges
A fee or expense may also be deducted in connection with any benefits added to the contract by rider or endorsement. See the rider for any applicable fee or expense.

Deductions for premium taxes
Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the contract value when incurred, or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium taxes generally depend upon the law of your state of residence. The tax ranges from zero to 5.0%.

Other charges and deductions

Charges may also be imposed during the regular income and annuity payout period. See i4LIFE/SM/ Advantage (IRA) and (Non-Qualified) and Annuity payouts.


There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse Lincoln Life for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.

Additional information
The administrative charge, surrender charges and account fee described previously may be reduced or eliminated for any particular contract. However, these charges will be reduced only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges. Lower distribution and administrative expenses may be the result of economies associated with (1) the use of mass enrollment procedures, (2) the performance of administrative or sales functions by the employer, (3) the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees or (4) any other circumstances which reduce distribution or administrative expenses. The exact amount of charges and fees applicable to a particular contract will be stated in that contract.

The contracts

Purchase of contracts
If you wish to purchase a contract, you must apply for it through a sales representative authorized by us. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to you through your sales representative. See Distribution of the contracts.


When a completed application and all other information necessary for processing a purchase order is received at our home office, an initial purchase payment and its corresponding bonus credit will be priced no later than two business days after we receive the order. If you submit your application and/or initial purchase payment to your agent (other than through Lincoln Financial Advisors Corporation), we will not begin processing your purchase order until we receive the application and initial purchase payment from your agent's broker-dealer. While attempting to finish an incomplete application, we may hold the initial purchase payment for no more than five business days. If the incomplete application cannot be completed within those five days, you will be informed of the reasons, and the purchase payment will be returned immediately. Once the application is complete, the initial purchase payment and its corresponding bonus credit must be priced within two business days.

Who can invest
To apply for a contract, you must be of legal age in a state where the contracts may be lawfully sold and also be eligible to participate in any of the qualified or nonqualified plans for which the contracts are designed. The contractowner, joint owner and annuitant cannot be older than age 85.

If you are purchasing the contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the contract (including annuity income benefits) before purchasing the contract, since the tax-favored arrangement itself provides tax-sheltered growth.


Replacement of existing insurance



Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase the contract described in this Prospectus. Surrender charges may be imposed on your existing contract and/or a new surrender charge period may be imposed with the purchase of, or transfer into, this contract. An investment representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.


Purchase payments
Purchase payments are payable to us at a frequency and in an amount selected by you in the application. The minimum initial purchase payment is $10,000. The minimum annual amount for additional purchase payments is $300. The minimum payment to the contract at any one time must be at least $100 ($25 if transmitted electronically). Purchase payments in total may not exceed $2 million for an owner or $1 million for each joint owner without Lincoln Life approval. If you stop making purchase payments, the contract will remain in force as a paid-up contract. However, we may terminate the contract as allowed by your state's non-forfeiture law for individual deferred annuities. Purchase payments may be made or, if stopped, resumed at any time until the annuity commencement date, the surrender of the contract, maturity date or the payment of any death benefit, whichever comes first. Lincoln Life reserves the right to limit purchase payments made to the contract.

Bonus credits
In some states, the term bonus credit may be referred to as value enhancement or a similar term in the contract.

For each purchase payment made into the contract, Lincoln Life will credit the contract with a bonus credit. The amount of the bonus credit will be added to the value of the contract at the same time and allocated in the same percentage as the purchase payment. The amount of the bonus credit is calculated as a percentage of the purchase payment made. The bonus credit percentage is based on the owner's cumulative purchase payment at the time each purchase payment is made according to the following scale:

                  Cumulative Purchase Payments Bonus Credit %
                  ---------------------------- --------------
                     Less than $100,000             3.0%
                     $100,000-$999,999              4.0%
                     $1,000,000 or greater          5.0%

Owner's cumulative purchase payments at the time of a purchase payment is equal to the sum of (1) all prior purchase payments made to this contract; plus (2) the current purchase payment made to this contract; minus (3) all prior withdrawals of purchase payments from this contract.

If you make an additional purchase payment prior to the first anniversary of the contract date and that purchase payment increases the owner's cumulative purchase payments to a level that qualifies for a higher bonus credit percentage, then we will contribute an additional bonus credit into your contract at the time the subsequent purchase payment is made (it will not be contributed retroactively). The additional bonus credit is determined by multiplying the sum of the prior purchase payments by the additional bonus credit percentage (the difference between the percentage applicable to the subsequent purchase payment and the percentage applicable to prior purchase payments). This additional bonus credit is not available after the first anniversary of the contract date.

Lincoln Life offers a variety of variable annuity contracts. During the surrender charge period, the amount of the bonus credit may be more than offset by higher surrender charges associated with the bonus credit. Similar products that do not offer bonus credits and have lower fees and charges may provide larger cash surrender values than this contract, depending on the level of the bonus credits in this contract and the performance of the owner's chosen subaccounts. We encourage you to talk with your financial adviser and determine which annuity contract is most appropriate for you.

Persistency credits
Contractowners will also receive a persistency credit on a quarterly basis after the fourteenth contract anniversary. (Please note: This feature may not be available in all states. Please check with your broker to determine if this feature is available in your state.) The amount of the persistency credit is calculated by multiplying the contract value, less any purchase payments that have not been invested in the contract for at least 14 years, by 0.05%. This persistency credit will be allocated to the variable subaccounts and the fixed account in proportion to the contract value in each variable subaccount and fixed account at the time the persistency credit is paid into the contract.

There is no additional charge to receive this persistency credit, and in no case will the persistency credit be less than zero.

Valuation date
Accumulation and annuity units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (valuation date). On any date other than a valuation date, the accumulation unit value and the annuity unit value will not change.

Allocation of purchase payments and bonus credits
Purchase payments allocated to the variable account are placed into the VAA's subaccounts, each of which invests in shares of the class of its corresponding fund, according to your instructions. Corresponding bonus credits will be allocated to the subaccount(s) and/or the fixed side of the contract in the same proportion in which you allocated purchase payments.


The minimum amount of any purchase payment which can be put into any one subaccount is $20. Upon allocation to a subaccount, purchase payments and bonus credits are converted into accumulation units. The number of accumulation units credited is determined by dividing the amount allocated to each subaccount by the value of an accumulation unit for that subaccount on the valuation date on which the purchase payment is received at our home office if received before 4:00 p.m., New York time. If the purchase payment is received at or after 4:00 p.m., New York time, we will use the accumulation unit value computed on the next valuation date. If you submit your purchase payment to your agent (other than through Lincoln Financial Advisors Corporation), we will not begin processing the purchase payment until we receive it from your agent's broker-dealer. The number of accumulation units determined in this way is not changed by any subsequent change in the value of an accumulation unit. However, the dollar value of an accumulation unit will vary depending not only upon how well the underlying fund's investments perform, but also upon the expenses of the VAA and the underlying funds.


Valuation of accumulation units

Purchase payments and bonus credits allocated to the VAA are converted into accumulation units. This is done by dividing the amount allocated by the value of an accumulation unit for the valuation period during which the purchase payments and bonus credits are allocated to the VAA. The accumulation unit value for each subaccount was or will be established at the inception of the subaccount. It may increase or decrease from valuation period to valuation period. Accumulation unit values are affected by investment performance of the funds, fund expenses, and the deduction of certain contract charges. The accumulation unit value for a subaccount for a later valuation period is determined as follows:


1.The total value of the fund shares held in the subaccount is calculated by multiplying the number of fund shares owned by the subaccount at the beginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the valuation period; minus

2.The liabilities of the subaccount at the end of the valuation period; these liabilities include daily charges imposed on the subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

3.The result of (2) is divided by the number of subaccount units outstanding at the beginning of the valuation period.

The daily charges imposed on a subaccount for any valuation period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the valuation period. Because a different daily charge is imposed for contracts with different death benefit options, contracts with different death benefit options will have different corresponding accumulation unit values on any given day.


In certain circumstances, and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.



Transfers on or before the annuity commencement date

You may transfer all or a portion of your investment from one subaccount to another. A transfer involves the surrender of accumulation units in one subaccount and the purchase of accumulation units in the other subaccount. A transfer will be done using the respective accumulation unit values determined at the end of the valuation date on which the transfer request is received. There is no charge for a transfer.


Transfers (among the variable subaccounts and as permitted between the variable and fixed accounts) are limited to twelve (12) per contract year unless otherwise authorized by Lincoln Life. This limit does not apply to transfers made under the automatic transfer programs of dollar cost averaging, cross reinvestment or portfolio rebalancing programs elected on forms available from us. (See Additional services and the SAI for more information on these programs.)


The minimum amount which may be transferred between subaccounts is $300 (or the entire amount in the subaccount, if less than $300). If the transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total balance of the subaccount.

A transfer request may be made to our home office using written, telephone, fax, or electronic instructions, if the appropriate authorization is on file with us. Our address, telephone number and Internet address are on the first page of this Prospectus. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone requests will be recorded and written confirmation of all transfer requests will be mailed to the contractowner on the next valuation date.


Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems at Lincoln, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our home office.

Requests for transfers will be processed on the valuation date that they are received when they are received in our customer service center before the end of the valuation date (normally 4:00 p.m. New York time).

When thinking about a transfer of contract value, you should consider the inherent risk involved. Frequent transfers based on short-term expectations may increase the risk that a transfer will be made at an inopportune time. This contract is not designed for professional market timing organizations or other entities using programmed and frequent transfers. Repeated patterns of frequent transfers are disruptive to the operation of the subaccounts, and should Lincoln Life become aware of such disruptive practices, Lincoln Life may refuse to permit such transfers.






If your contract offers a fixed account, you also may transfer all or any part of the contract value from the subaccount(s) to the fixed side of the contract, except during periods when (if permitted by your contract) we have discontinued accepting transfer into the fixed side of the contract. The minimum amount which can be transferred to a fixed account is $2,000 or the total amount in the subaccount if less than $2,000. However, if a transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total amount to the fixed side of the contract.


You may also transfer part of the contract value from a fixed account to the various subaccount(s) subject to the following restrictions: (1) the sum of the percentages of fixed value transferred is limited to 25% of the value of that fixed account in any twelve month period; and (2) the minimum amount which can be transferred is $300 or the amount in the fixed account.




Transfers from the fixed account (other than automatic transfer programs and i4LIFE/SM/ Advantage transfers) may be subject to a market value adjustment.



Transfers may be delayed as permitted by the 1940 Act. See Delay of payments.


Transfers after the annuity commencement date

If you select i4LIFE/SM/ Advantage your transfer rights and restrictions for the variable subaccounts and the fixed account are the same as they were on or before the annuity commencement date.



If you do not select i4LIFE/SM/ Advantage, you may transfer all or a portion of your investment in one subaccount to another subaccount or to the fixed side of the contract as permitted under your contract. Those transfers will be limited to three times per contract year. You may also transfer from a variable annuity payment to a fixed annuity payment. No transfers are allowed from the fixed side of the contract to the subaccounts.


Additional services
There are four additional services available to you under your contract: dollar-cost averaging (DCA), automatic withdrawal service (AWS), cross-reinvestment service and portfolio rebalancing. In order to take advantage of one of these services, you will need to complete the election form for the service that is available from us. For further detailed information on these services, please see Advertising and sales literature in the SAI.

Dollar-cost averaging allows you to transfer amounts from the DCA fixed subaccount or certain variable subaccounts into the variable subaccounts on a monthly basis. Upon receipt of an additional purchase payment allocated to the DCA program, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as the additional purchase payments will be credited with interest at the standard DCA rate at the time.

The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your contract value.

The cross-reinvestment service allows you to automatically transfer the account value in a designated variable subaccount that exceeds a baseline amount to another specific variable subaccount at specific intervals.


Portfolio rebalancing is an option that restores to a pre-determined level the percentage of contract value allocated to each variable account subaccount. The rebalancing may take place monthly, quarterly, semi-annually or annually.

Death benefit



If the contractowner (or a joint owner) or annuitant dies prior to the annuity commencement date, a death benefit may be payable. You can choose the death benefit. Generally, the more expensive the death benefit, the greater the protection. You should consider the following provisions carefully when designating the beneficiary, annuitant, any contingent annuitant and any joint owner, as well as before changing any of these parties. The identity of these parties under the contract may significantly affect the amount and timing of the death benefit or other amount paid upon a contractowner's or annuitant's death.


You may designate a beneficiary during your lifetime and change the beneficiary by filing a written request with our home office. Each change of beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of beneficiary.

Upon the death of the contractowner, a death benefit will be paid to the beneficiary. Upon the death of a joint owner, the death benefit will be paid to the surviving joint owner. Upon the death of an annuitant who is not the contractowner or joint owner, a death benefit may be paid to the contractowner (and joint owner, if applicable, in equal shares). If the contractowner is a corporation or other non-individual (non-natural person), the death of the annuitant will be treated as death of the contractowner. Death benefits may be taxable. See Federal tax matters.

Enhanced Guaranteed Minimum Death Benefit (EGMDB)
If an annuitant who is not the contractowner or joint owner dies, then the contingent annuitant, if named, becomes the annuitant and no death benefit is payable on the death of the annuitant. If no contingent annuitant is named, the contractowner (or younger of joint owners) becomes the annuitant. Alternatively, a death benefit may be paid to the contractowner (and joint owner, if applicable, in equal shares), provided the annuitant named on this contract has not been changed, (except within the first 30 days after the contract is issued or upon the death of a prior annuitant).

Notification of the election of this death benefit must be received by Lincoln Life within 75 days of the death of the annuitant. If no contractowner is living on the date of death of the annuitant, the death benefit will be available to the beneficiary. The contract terminates when any death benefit is paid due to the death of the annuitant. A death benefit payable on the death of the annuitant will not be paid if the annuitant has been changed subsequent to the effective date of this contract unless the change occurred during the first 30 days subsequent to the effective date of the contract, or because of the death of a prior annuitant.

If the death occurs before the annuity commencement date and the enhanced guaranteed minimum death benefit (EGMDB) is in effect, the death benefit paid will be the greatest of: (1) the contract value as of the day on which Lincoln Life approves the payment of the claim; (2) the sum of all purchase payments less the sum of all withdrawals, partial annuitization and premium tax incurred; or (3) the highest contract value which the contract attains on any contract anniversary date (including the inception date) (determined before the allocation of any purchase payments on that contract anniversary) for ages up to, and including, the deceased's age 80. The highest contract value is increased by purchase payments and is decreased by partial withdrawals, partial annuitizations, and any premium taxes incurred on or subsequent to the anniversary date on which the highest contract value is obtained.


5% Step-Up Death Benefit. This death benefit option is no longer available unless you elected it prior to January 15, 2003. If the 5% Step-Up death benefit is in effect, the death benefit paid will be the greater of the death benefit under the EGMDB or the accumulation of all purchase payments minus the accumulation of all withdrawals, partial annuitizations, and premium tax incurred. These purchase payments, withdrawals, partial annuitizations and premium tax incurred are accumulated at an annual rate of 5% from the date of the transaction to the earlier of the date of death of the deceased person or the contract anniversary immediately preceding the deceased person's 81st birthday. Each transaction is accumulated separately to a maximum of 200% of the transaction. The accumulation as of the contract anniversary immediately preceding the 81st birthday of the deceased contractowner, joint owner or annuitant will then be increased by purchase payments made on or subsequent to that contract anniversary and decreased by withdrawals, including any applicable charges, and premium tax incurred, if any, on or subsequent to the contract anniversary.




After a contract is issued, the contractowner may discontinue the 5% Step-Up death benefit at any time by completing the Death Benefit Discontinuance form and sending it to Lincoln Life. The benefit will be discontinued as of the valuation date we receive the request, and we will stop deducting the charge for the 5% Step-Up as of that date. See Charges and other deductions. If you discontinue the benefit, it cannot be reinstated.

Estate Enhancement Benefit Rider ("EEB Rider")
The amount of death benefit payable under this Rider is the greatest of the following amounts:

1.The contract value on the valuation date the death benefit is approved by Lincoln Life for payment.


2.The sum of all purchase payments will be reduced by the sum of all withdrawals (including applicable charges and premium taxes incurred).

3.The highest contract value at the time of fund valuation on any policy anniversary date (including the inception date) prior to the 81st birthday of the deceased contractowner, joint owner (if applicable), or annuitant and prior to the death of the contractowner, joint owner or annuitant for whom a death claim is approved for payment. The highest contract value is adjusted for certain transactions. It is increased by purchase payments made on or after that policy anniversary date on which the highest contract value is obtained. It is decreased by withdrawals, subsequent to that contract anniversary date (including applicable charges and premium taxes incurred).



4.(Only if this Rider is elected in combination with the 5% Step Up death benefit): This death benefit option is no longer available unless you elected option #4 prior to January 15, 2003. The accumulation of all purchase payments minus the accumulation of all withdrawals, partial annuitizations, and premium tax incurred. These purchase payments, withdrawals, partial annuitizations and premium tax incurred are accumulated at an annual rate of 5% from the date of the transaction to the earlier of the date of death of the deceased person or the contract anniversary immediately preceding the deceased person's 81st birthday. Each transaction is accumulated separately to a maximum of 200% of the transaction.


5.The contract value on the valuation date the death benefit is approved by Lincoln Life for payment plus an amount equal to the Enhancement Rate times the lesser of: (1) the contract earnings; or (2) the covered earnings limit. [Note: If there are no contract earnings, there will not be an amount provided under this item (5).]



The Enhancement Rate is based on the age of the oldest contractowner, joint owner (if applicable), or annuitant on the date when the Rider becomes effective. If the oldest is under age 70, the rate is 40%. If the oldest is age 70 to 75, the rate is 25%. The EEB Rider is not available if the oldest contractowner, joint owner (if applicable), or annuitant is age 76 or older at the time the Rider would become effective.

Contract earnings equals:

1.the contract value as of the date of death of the individual for whom a death claim is approved by Lincoln Life for payment; minus

2.the contract value as of the effective date of this Rider (determined before the allocation of any purchase payments on that date); minus

3.each purchase payment that is made to the contract on or after the effective date of the Rider, and prior to the date of death of the individual for whom a death claim is approved for payment; plus

4.the amount by which each withdrawal made on or after the effective date of the Rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.

The covered earnings limit equals 200% of:

1.the contract value as of the effective date of this Rider (determined before the allocation of any purchase payments on that date); plus

2.each purchase payment that is made to the contract on or after the effective date of the Rider, and prior to the date of death of the individual for whom a death claim is approved for payment, and prior to the contract anniversary immediately preceding the 76th birthday of the oldest of the contractowner, joint owner (if applicable) or annuitant; minus

3.the amount by which each withdrawal made on or after the effective date of the Rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.

The Estate Enhancement Benefit will not be paid if the contractowner, joint owner or annuitant is changed after the effective date of the Rider unless the change is the result of the surviving spouse continuing the contract. A change in contractowner, joint owner (if applicable), or annuitant will reduce the death benefit to the contract value for the new individual.

The EEB Rider may not be available in all states. Please check with your investment representative regarding availability of this rider. Contracts purchased before the EEB rider becomes available in your state may add the rider if it becomes available, but the request to add the rider must be received by Lincoln Life within six months following state approval. Contracts purchased after the rider becomes available in your state may only elect the rider at the time of purchase.

If you elect the EEB Rider after purchase, the benefit will take effect as of the valuation date following our receipt of the election request, and we will begin deducting the charge for the rider as of that date. Should you elect the EEB Rider at time of purchase the benefit will take effect on the valuation date at time of issue and we will begin deducting the charge on that date.


The EEB Rider may not be terminated unless you surrender the contract or the contract is in the annuity payout period.


Accumulated Benefit Enhancement (ABE/SM/)



This is no longer available unless you elected this death benefit prior to January 15, 2003. An accumulated Benefit Enhancement may also be available to non-qualified i4LIFE/SM/ Advantage contracts. See Annuity payouts--i4LIFE/SM/ Advantage (non-qualified Annuity


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


contracts only). There is no additional charge for this benefit. Whenever this ABE Death Benefit is in effect, the death benefit amount will be the greater of the death benefit chosen under the contract and this ABE Death Benefit. Any death benefit will be paid in the manner defined within the contract (see the discussions on death benefits before the annuity commencement date and general death benefit information in the Prospectus).


Upon the death of any contractowner, joint owner or annuitant, the ABE Death Benefit will be equal to the sum of all purchase payments made under the new contract, plus the Enhancement Amount minus all withdrawals, including any applicable charges and any premium tax incurred. However, if the death occurs in the first contract year, only 75% of the Enhancement Amount will be used to calculate the ABE Death Benefit.

The Enhancement Amount is equal to the excess of the prior contract's documented death benefit(s) over the actual cash surrender value received by Lincoln Life. However, Lincoln Life will impose a limit on the prior contract's death benefit equal to the lesser of:

1.140% of the prior contract's cash value; or

2.the prior contract's cash value plus $400,000.

In addition, if the actual cash surrender value received by Lincoln Life is less than 95% of the documented cash value from the prior insurance company, the prior contract's death benefit will be reduced proportionately according to the reduction in cash value amounts.

For the ABE Death Benefit to be effective, documentation of the death benefit and cash value from the prior insurance company must be provided to Lincoln Life at the time of the application. Lincoln Life will only accept these amounts in a format provided by the prior insurance company. Examples of this documentation include: the prior company's periodic customer statement, a statement on the prior company's letterhead, or a printout from the prior company's website. This documentation cannot be more than ninety (90) days old at the time of the application. You may provide updated documentation prior to the contract date if it becomes available from your prior company.

If more than one annuity contract is exchanged to Lincoln Life, the ABE enhancement amount will be calculated for each prior contract separately, and then added together to determine the total ABE enhancement amount.

Under the new contract, upon the death of any contractowner, joint owner or annuitant who was not a contractowner or annuitant on the effective date of the new contract, the ABE Death Benefit will be equal to the contract value under the new contract as of the date the death claim is approved by Lincoln Life for payment (unless the change occurred because of the death of a contractowner, joint owner or annuitant). If any contractowner, joint owner or annuitant is changed due to a death and the new contractowner, joint owner or annuitant is age 76 or older when added to the contract, then the ABE Death Benefit for this new contractowner, joint owner or annuitant will be equal to the contract value as of the date the death claim is approved by Lincoln Life for payment.

The ABE Death Benefit will terminate on the earliest of:

(1) the valuation date the selected death benefit option of the contract is changed; or

(2) the annuity commencement date.

It is important to realize that this ABE Death Benefit will in many cases be less than the death benefit from your prior company. This is always true in the first year, when only 75% of the Enhancement Amount is available.



General death benefit information

The EEB Rider (in combination with, or without, the 5% Step-Up), EGMDB and the 5% Step-Up death benefits are separate death benefit elections. Only one of these four death benefit elections may be in effect at any one time and these elections terminate if you elect i4LIFE/SM/ Advantage.


If there are joint owners, upon the death of the first contractowner, Lincoln Life will pay a death benefit to the surviving joint owner. The surviving joint owner will be treated as the primary, designated beneficiary. Any other beneficiary designation on record at the time of death will be treated as a contingent beneficiary. If the surviving joint owner is the spouse of the deceased joint owner he/she may continue the contract as sole contractowner. Upon the death of the spouse who continues the contract, Lincoln Life will pay a death benefit to the designated beneficiary(s).

If the beneficiary is the spouse of the contractowner, then the spouse may elect to continue the contract as the new contractowner. Should the surviving spouse elect to continue the contract a portion of the death benefit may be credited to the contract. Any portion of the death benefit that would have been payable (if the contract had not been continued) that exceeds the current contract value on the date the surviving spouse elects to continue will be added to the contract value. If the contract is continued in this way the death benefit in effect at the time the beneficiary elected to continue the contract will remain as the death benefit. If the EEB Rider is in effect, the Enhancement Rate for future benefits will be based on the age of the older surviving spouse or the annuitant at the time the Estate Enhancements benefit is paid into the contract. The contract earnings and the covered earnings limit will be reset, treating the current contract value (after crediting any death benefit amount into the contract as described above) as the initial deposit for purposes of future benefit calculations. If either the surviving spouse or the surviving annuitant is 76 or older, the EEB and 5%

Step-Up death benefit will be reduced to the 5% Step-Up death benefit for an annual charge of 1.75%, and the EEB Rider death benefit will be reduced to the EGMDB death benefit for an annual charge of 1.60%.

The value of the death benefit will be determined as of the date on which the death claim is approved for payment. Approval of payment will occur upon receipt of (1) proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us, of the death; (2) written authorization for payment; and (3) our receipt of all required claim forms, fully completed including selection of a settlement option). If the beneficiary is a minor, court documents appointing the guardian/custodian must be submitted.

Notwithstanding any provision of this contract to the contrary, the payment of death benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death benefits may be taxable. See Federal tax matters.

Unless otherwise provided in the beneficiary designation, one of the following procedures will take place on the death of a beneficiary:

1.If any beneficiary dies before the contractowner, that beneficiary's interest will go to any other beneficiaries named, according to their respective interests; and/or

2.If no beneficiary survives the contractowner, the proceeds will be paid to the contractowner's estate.

Unless the contractowner has already selected a settlement option, the beneficiary may choose the method of payment of the death benefit. The death benefit payable to the beneficiary or joint owner must be distributed within five years of the contractowner's date of death unless the beneficiary begins receiving within one year of the contractowner's death the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the beneficiary's life expectancy.

If the death benefit becomes payable, the recipient may elect to receive payment either in the form of a lump sum settlement or an annuity payout. Upon the death of the annuitant Federal tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.

If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of death benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.

Ownership
The owner on the date of issue will be the person designated in the contract specifications. If no owner is designated, the annuitant(s) will be the owner. The owner may name a joint owner.

As contractowner, you have all rights under the contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all contractowners and their designated beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. Qualified contracts may not be assigned or transferred except as permitted by applicable law and upon written notification to us. Non-qualified contracts may not be collaterally assigned. We assume no responsibility for the validity or effect of any assignment. Consult your tax adviser about the tax consequences of an assignment.

Joint ownership
If a contract has joint owners, the joint owners shall be treated as having equal undivided interests in the contract. Either owner, independently of the other, may exercise any ownership rights in this contract. Not more than two owners (an owner and joint owner) may be named and contingent owners are not permitted.

Annuitant
The following rules apply prior to the annuity commencement date. You may name only one annuitant [unless you are an exempt organization under Internal Revenue Code section 501(c), then you can name two joint annuitants]. You (if the contractowner is a natural person) have the right to change the annuitant at any time by notifying Lincoln Life of the change. The new annuitant must be under age 90 as of the effective date of the change. This change may cause a loss of the death benefit on the death of the annuitant. See The contracts--Death benefit.

A contingent annuitant may be named or changed by notifying Lincoln Life in writing.

On or after the annuity commencement date, the annuitant or joint annuitants may not be changed. Contingent annuitant designations are no longer applicable.

Surrenders and withdrawals
Before the annuity commencement date, we will allow the surrender of the contract or a withdrawal of the contract value upon your written request, subject to the rules discussed below. Surrender or withdrawal rights after the annuity commencement date depend on the annuity payout option selected.

The amount available upon surrender/withdrawal is the contract value less any applicable charges, fees, and taxes at the end of the valuation period during which the written request for surrender/withdrawal is received at the home office. The minimum amount which can be withdrawn is $300. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total contract value. Surrenders and withdrawals from the fixed account may be subject to a market value adjustment. See Fixed side of the contract.

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

Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the home office. The payment may be postponed as permitted by the 1940 Act.


There are charges associated with surrender of a contract or withdrawal of contract value. You may specify whether these charges are deducted from the amount you request to be withdrawn or from the remaining contract value. If the charges are deducted from the remaining contract value, the amount of the total withdrawal will increase according to the impact of the applicable surrender charge percentage; consequently, the amount of the charge associated with the withdrawal will also increase. In other words, the amount deducted to cover the surrender charge is also subject to a surrender charge.


The tax consequences of a surrender/withdrawal are discussed later in this booklet. See Federal tax matters.

Small contract surrenders

Lincoln Life may surrender your contract, in accordance with the laws of your state if: 1) your contract value drops below certain state specified minimum amounts, ($1,000 or less) for any reason, including if your contract value decreases due to the performance of the subaccounts you selected, 2) no purchase payments have been received for two (2) full, consecutive contract years, and 3) the paid up annuity benefit at maturity would be less than $20.00 per month (these requirements may differ in some states). At least 60 days before we surrender your contract, we will send you a letter at your last address we have on file, to inform you that your contract will be surrendered. You will have the opportunity to make additional purchase payments to bring your contract value above the minimum level to avoid surrender. If we surrender your contract, we will not assess any surrender charge.



i4LIFE/SM/ Advantage (IRA Annuity Contracts ONLY)


The i4LIFE/SM/ Advantage for IRA contracts provides you variable, periodic regular income payments. This option, when available in your state, is subject to a charge, (imposed only during the i4LIFE/SM/ Advantage payout phase) computed daily, equal to an annual rate of 1.85% for the i4LIFE/SM/ Advantage Account Value death benefit, of the net asset value of the Account Value in the VAA. This charge consists of an administrative charge of 0.15% and the balance is a mortality and expense risk charge. If i4LIFE/SM/ Advantage is elected at issue of the contract, i4LIFE/SM/ Advantage and the charge will begin on the contract's effective date. Otherwise, i4LIFE/SM/ Advantage and the charge will begin no more than fourteen days prior to the date the initial regular income payment is due. At the time you elect i4LIFE/SM/ Advantage, you also choose monthly, quarterly, or annual regular income payments, as well as the month that the initial regular income payment is due. Regular income payments must begin within one year of the date you elect i4LIFE/SM/ Advantage.



i4LIFE/SM/ Advantage for IRA contracts is only available for IRA and Roth IRA contracts (excluding SEP and SARSEP markets) with a contract value of at least $50,000 and only if the annuitant is age 591/2 or older at the time the option is elected. You may elect the i4LIFE/SM/ Advantage at the time of application or at any time before the annuity commencement date by sending a written request to our home office. Additional purchase payments may be made during the Access Period.



There is no guarantee that i4LIFE/SM/ Advantage will be available to elect in the future as we reserve the right to discontinue this option at any time.



Once i4LIFE/SM/ Advantage begins, any prior death benefit election will terminate and the i4LIFE/SM/ Advantage Account Value death benefit will be provided, as discussed below. The amount paid under this new death benefit may be less than the amount that would have been paid under the death benefit provided before i4LIFE/SM/ Advantage began.


Please refer to Federal tax matters for a discussion of the tax consequences of distributions from qualified retirement plans.


If i4LIFE/SM/ Advantage is selected, the applicable transfer provisions among subaccounts will continue to be those specified in your annuity contract for transfers on or before the annuity commencement date. However, once the i4LIFE/SM/ Advantage begins, any automatic withdrawal service will terminate. See The contracts.


Assumed interest rates of 3%, 4%, 5% and 6% may be available. See Annuity payouts--Variable annuity payouts above for a more detailed explanation.


Regular Income. i4LIFE/SM/ Advantage provides for variable, periodic regular income payments during a defined period of time (the Access Period, as defined below), and after the Access Period for as long as an annuitant is living. We determine the initial regular income payment based in part on the assumed interest rate you choose. Subsequent regular income payments will be adjusted each calendar year with the performance of the subaccounts selected. For example, if net investment performance for the year is 3% higher (annualized) than the assumed rate, the regular income payment for the next year will increase by approximately 3%. Conversely, if actual net investment performance is 3% lower than the assumed rate, the regular income payment will decrease by approximately 3%. Regular Income payments are not subject to any surrender charges or interest adjustments. See Charges and other deductions.



Access Period. At the time you elect i4LIFE/SM/ Advantage, you also select the Access Period, which begins no more than fourteen days prior to the date the initial income payment is due. The Access Period is a defined


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period of time during which we pay variable, periodic regular income payments and provide a death benefit, and during which you may make purchase payments, surrender the contract, and access your Account Value (defined below) through withdrawals. We will establish the minimum (currently 5 years) and maximum Access Periods at the time you elect i4LIFE/SM/ Advantage. Generally, shorter Access Periods will produce a higher initial regular income payment than longer Access Periods. At any time during the Access Period, and subject to the rules in effect at that time, you may extend or shorten the Access Period by sending us notice. If you do, subsequent regular income payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue regular income payments for your life.



Account Value. The initial Account Value is the contract value on the valuation date i4LIFE/SM/ Advantage is effective, less any applicable premium taxes. During the Access Period, the Account Value will be increased/decreased by any investment gains/losses, and will be reduced by regular income payments made and any withdrawals taken.


After the Access Period ends, the remaining Account Value will be applied to continue regular income payments for your life and the Account Value will be reduced to zero. Regular income payments will continue for as long as any annuitant is living, and will continue to be adjusted for investment performance of the subaccounts your annuity units are invested in.

Withdrawals. You may request a withdrawal at any time during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent regular income payments will be reduced proportionately. Withdrawals may have tax consequences. See Federal tax matters--Tax treatment of qualified contracts. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and other deductions.

Surrender. At any time during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further regular income payments will be made.


Death Benefit. During the Access Period, i4LIFE/SM/ Advantage provides the i4LIFE/SM/ Advantage Account Value death benefit. This death benefit is equal to the Account Value as of the day on which Lincoln Life approves the payment of the claim.





If you die during the Access Period, the i4LIFE/SM/ Advantage will terminate. Your beneficiary may start a new i4LIFE/SM/ Advantage program. If your spouse's life was also used to determine the regular income payment and the spouse dies, the regular income payment may be recalculated.





Following the Access Period, the death benefit will be the remaining guaranteed regular income payments, if any; otherwise, there is no death benefit.



Availability. The introduction of i4LIFE/SM/ Advantage will vary depending on your state. In states where i4LIFE/SM/ Advantage is not yet available, an earlier version (called the Income4Life/(R)/ Solution) may be available. Under the Income4Life/(R)/ Solution, the death benefit is equal to the Account Value as of the day on which Lincoln Life approves the payment of the claim. The charge under the Income4Life/(R)/ Solution is equal to an annual rate of 1.85% of the net asset value of the Account Value in the VAA. The Income4Life/(R)/ Solution provides higher regular income payments and lower Account Value than are realized under i4LIFE/SM/ Advantage. For a limited time, contracts in force prior to the availability of i4LIFE/SM/ Advantage in a particular state may be able to elect the Income4Life/(R)/ Solution. Contracts issued after i4LIFE/SM/ Advantage is available in your state may only elect i4LIFE/SM/ Advantage.



Termination. You may terminate i4LIFE/SM/ Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next valuation date after we receive the notice. Your death benefit will be the death benefit in effect before i4LIFE/SM/ Advantage began (if available), unless you choose a death benefit with a lower charge than the death benefit previously in effect (see the Expense Table for a list of the available death benefits and corresponding charges). You may not choose a death benefit with a higher charge than the death benefit previously in effect. Upon termination, we will stop assessing the charge for the i4LIFE/SM/ Advantage and begin assessing the mortality and expense risk charge and administrative charge associated with this death benefit. Your contract value upon termination will be the Account Value on the valuation date we terminate i4LIFE/SM/ Advantage.



Fixed Side of the Contract. If your contract value includes amounts held in the fixed side of the contract at the time i4LIFE/SM/ Advantage is effective, or if, during the Access Period, you make transfers to or allocate purchase payments to the fixed side of the contract, as permitted under your contract, your Account Value will include the value in the VAA and the value in the fixed side of the contract. We will credit amounts held in the fixed side of the contract at an interest rate guaranteed to be at least 3.0% per year, and apply an interest adjustment (and surrender charge, if applicable) to any withdrawals you make from the fixed side of the contract before the expiration of a guaranteed period. However, we will not apply an interest adjustment to your regular income payments. All fixed account rights and restrictions apply to amounts held in the fixed side of the contract during the Access Period. See Fixed side of the contract.


Delay of payments
Contract proceeds from the VAA will be paid within seven days, except (i) when the NYSE is closed (other than weekends and holidays); (ii) times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or (iii) when the SEC so orders to protect contractowners. Payment of contract proceeds from the fixed account may be delayed for up to six months.



Due to federal laws designated to counter terrorism and prevent money laundering by criminals, we may be required to reject a purchase payment. We also may be required to provide additional information about a contractowner's account to government regulators. We may also be required to block a contractowner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, or death benefits, until instructions are received from the appropriate regulator.


Transfers may be delayed as permitted by the 1940 Act.

Reinvestment privilege

You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal (including previously credited bonus credits), and we will recredit that portion of the surrender/withdrawal charges attributable to the amount returned. This election must be made by your written authorization to us and received in our home office within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this Prospectus. A representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this Prospectus are designed. The number of accumulation units which will be credited when the proceeds are reinvested will be based on the value of the accumulation unit(s) on the next valuation date. This computation will occur following receipt of the proceeds and request for reinvestment at the home office. You may utilize the reinvestment privilege only once. No bonus credits will apply when a reinvestment purchase occurs. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions. You should consult a tax adviser before you request a surrender/withdrawal or subsequent reinvestment purchase.


Amendment of contract
We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers.

Commissions

Commissions are paid to dealers under different commission options. The maximum commission paid as a percentage of each purchase payment is 6.50%. Alternate commission schedules are available with lower initial commission amounts based on purchase payments plus ongoing annual compensation of up to 1.00%. Upon annuitization, the commissions paid to dealers are a maximum of 4.00% of account annuitized and/or an annual continuing commission of up to 1.00% of statutory reserves. These commissions are not deducted from purchase payments, bonus credits or contract value; they are paid by us.





Lincoln Life offers the contracts through affiliated representatives who are registered with the NASD and are licensed to offer insurance in the states in which they do business. In addition to commissions, these representatives may be eligible for various benefits, such as bonuses, insurance benefits and subsidies. Payments may also be made for other services that do not directly involve the sale of the contracts. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.



Lincoln Life also may offer the contracts through registered representatives of broker-dealers it maintains selling agreements with. These broker dealers and their registered representatives are also members of, and registered with, the NASD and are state insurance licensed. Commissions payable to registered representatives of a broker-dealer having a selling agreement with Lincoln Life will be paid to their respective broker-dealers. These broker-dealers may in turn pay a portion of the commissions to their registered representatives.



Registered representatives may be eligible for certain non-cash compensation programs, such as conferences or trips.



Lincoln Life offers the contracts to the public on a continuous basis and anticipates continuing to offer the contract but reserves the right to discontinue the offering.


Contractowner questions
The obligations to purchasers under the contracts are those of Lincoln Life. Contracts, endorsements and riders may vary as required by state law. Questions about your contract should be directed to us at 1-888-868-2583.

Annuity payouts

When you apply for a contract, you may select any annuity commencement date permitted by law.


The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the contract value may be used to purchase an annuity payout option.


You may elect annuity payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the variable annuity options available.

Annuity options
Life Annuity. This option offers a periodic payout during the lifetime of the annuitant and ends with the last payout before the death of the annuitant. This option offers the highest periodic payout since there is no

                                                                             27

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guarantee of a minimum number of payouts or provision for a death benefit for beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if the annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.

Life Annuity with Payouts Guaranteed for Designated Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the annuitant. The designated period is selected by the contractowner.

Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor.

Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the contractowner.

Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. When one of the joint annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.

Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the annuitant and a joint annuitant. When one of the joint annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the annuitants dies during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.

Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the annuitant with the guarantee that upon death a payout will be made of the value of the number of annuity units (see Variable annuity payouts) equal to the excess, if any, of: (a) the total amount applied under this option divided by the annuity unit value for the date payouts begin, minus (b) the annuity units represented by each payout to the annuitant multiplied by the number of payouts paid before death. The value of the number of annuity units is computed on the date the death claim is approved for payment by the home office.

Life Annuity with Cash Refund. Fixed annuity benefit payments that will be made for the lifetime of the annuitant with the guarantee that upon death, should
(a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made after Lincoln Life is in receipt of: (1) proof, satisfactory to Lincoln Life, of the death; (2) written authorization for payment; and (3) all claim forms, fully completed.


Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an annuity payout option as a method of paying the death benefit to a beneficiary. If you do, the beneficiary cannot change this payout option. At death, options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable. The mortality and expense risk charge of 1.25% and the charge for administrative services of .15% will be assessed on all variable annuity payouts (except for the i4LIFE/SM/ Advantage, which has a different charge), including options that may be offered that do not have a life contingency and therefore no mortality risk.


Variable annuity payouts
Variable annuity payouts will be determined using:

1.The contract value on the annuity commencement date, less any surrender charges on purchase payments made within twelve months of annuitization and any applicable premium taxes;

2.The annuity tables contained in the contract;

3.The annuity option selected; and

4.The investment performance of the fund(s) selected.

To determine the amount of payouts, we make this calculation:

1.Determine the dollar amount of the first periodic payout; then

2.Credit the contract with a fixed number of annuity units equal to the first periodic payout divided by the annuity unit value; and

3.Calculate the value of the annuity units each period thereafter.

Annuity payouts assume an investment return of 3%, 4%, 5% or 6% per year, as applied to the applicable mortality table. Some of these assumed interest rates may not be available in your state, please check with your investment representative. You may choose your assumed interest rate at the time you elect a variable annuity payout on the administrative form provided by Lincoln Life. The higher the assumed interest rate you choose, the higher your initial annuity payment will be. The amount of each payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the

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

payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payments will decrease. The higher the assumed interest rate, the less likely future annuity payments are to increase, or the payments will increase more slowly than if a lower assumed rate was used. There is a more complete explanation of this calculation in the SAI.

General information
The EGMDB, 5% Step-Up and the Estate Enhanced Benefit Rider are not available after the annuity commencement date. The annuity commencement date is usually on or before the contractowner's 90th birthday. You may change the annuity commencement date, change the annuity option or change the allocation of the investment among subaccounts up to 30 days before the scheduled annuity commencement date, upon written notice to the home office. You must give us at least 30 days notice before the date on which you want payouts to begin. If proceeds become available to a beneficiary in a lump sum, the beneficiary may choose any annuity payout option.

Unless you select another option, the contract automatically provides for a life annuity with annuity payouts guaranteed for 10 years (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocations at the time of annuitization) except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the annuitant's death (or surviving annuitant's death in case of joint life annuity) will be paid to your beneficiary as payouts become due.


i4LIFE/SM/ Advantage (Non-Qualified Annuity Contracts ONLY)


We offer a variable annuity payout option for non-qualified contracts. This option, when available in your state, is subject to a charge, (imposed only during the i4LIFE/SM/ Advantage payout phase) computed daily, equal to an annual rate of 1.85% for the i4LIFE/SM/ Advantage Account Value death benefit, and 2.05% for the i4LIFE/SM/ Advantage EGMDB, of the net asset value of the Account Value in the VAA. This charge consists of an administrative charge of 0.15% and the balance is a mortality and expense risk charge. If i4LIFE/SM/ Advantage is elected at issue of the contract, i4LIFE/SM/ Advantage and the charge will begin on the contract's effective date. Otherwise, i4LIFE/SM/ Advantage and the charge will begin no more than fourteen days prior to the date the initial regular income payment is due. At the time you elect i4LIFE/SM/ Advantage, you also choose monthly, quarterly, or annual regular income payments, as well as the month that the initial regular income payment is due. Regular income payments must begin within one year of the date you elect i4LIFE/SM/ Advantage.



If your contract value is at least $50,000, you may elect the i4LIFE/SM/ Advantage at the time of application or at any time before the annuity commencement date by sending a written request to our home office. The fixed account is not available with i4LIFE/SM/ Advantage. The annuitant may not be changed and additional purchase payments will not be accepted after i4LIFE/SM/ Advantage is elected.



There is no guarantee that i4LIFE/SM/ Advantage will be available to elect in the future as we reserve the right to discontinue this option at any time.



At the time you elect i4LIFE/SM/ Advantage, you also select a new death benefit option. Once i4LIFE/SM/ Advantage begins, any prior death benefit election will terminate and this new death benefit will be provided, as discussed below. The amount paid under this new death benefit may be less than the amount that would have been paid under the death benefit provided before i4LIFE/SM/ Advantage began.


Assumed interest rates of 3%, 4%, 5% and 6% may be available. See Annuity payouts--Variable annuity payouts above for a more detailed explanation.


Regular Income. i4LIFE/SM/ Advantage provides for variable, periodic regular income payments during a defined period of time (the Access Period, as defined below), and after the Access Period for as long as an annuitant is living. We determine the initial regular income payment based in part on the assumed interest rate you choose. Subsequent regular income payments will be adjusted periodically with the performance of the subaccounts selected. For example, if net investment performance for the year is 3% higher (annualized) than the assumed rate, the regular income payment will increase by approximately 3%. Conversely, if actual net investment performance is 3% lower than the assumed rate, the regular income payment will decrease by approximately 3%. See Federal Tax matters--Taxation of annuity payouts. In most states, you may also elect to have regular income payments recalculated only once each year, resulting in level regular income payments between recalculation dates. Regular Income payments are not subject to any surrender charges or interest adjustments. See Charges and other deductions.



Access Period. At the time you elect i4LIFE/SM/ Advantage, you also select the Access Period, which begins no more than fourteen days prior to the date the initial income payment is due. The Access Period is a defined period of time during which we pay variable, periodic regular income payments and provide a death benefit, and during which you may surrender the contract and access your Account Value (defined below) through withdrawals. We will establish the minimum (currently 5 years) and maximum Access Periods at the time you elect i4LIFE/SM/ Advantage. Generally, shorter Access Periods will produce a higher initial regular income payment than longer Access Periods. At any time during the Access Period, and subject to the rules in effect at that time, you may extend or shorten the Access Period by sending us notice. If you do, subsequent regular


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income payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue regular income payments for your life.



Account Value. The initial Account Value is the contract value on the valuation date i4LIFE/SM/ Advantage is effective, less any applicable premium taxes. During the Access Period, the Account Value will be increased/decreased by any investment gains/losses, and will be reduced by regular income payments made and any withdrawals taken.


After the Access Period ends, the remaining Account Value will be applied to continue regular income payments for your life and the Account Value will be reduced to zero. Regular income payments will continue for as long as any annuitant is living, and will continue to be adjusted for investment performance of the subaccounts your annuity units are invested in.

Withdrawals. You may request a withdrawal at any time during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent regular income payments will be reduced proportionately. Withdrawals may have tax consequences. See Federal tax matters--Taxation of withdrawals and surrenders. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and other deductions.

Surrender. At any time during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further regular income payments will be made.


Death Benefit. During the Access Period, i4LIFE/SM/ Advantage provides two death benefit options:



1.i4LIFE/SM/ Advantage Account Value death benefit; and



2.i4LIFE/SM/ Advantage EGMDB.



The i4LIFE/SM/ Advantage Account Value death benefit is the Account Value as of the day on which Lincoln Life approves the payment of the claim.





The charge under this death benefit is equal to an annual rate of 1.85% of the net asset value of the Account Value in the VAA. This death benefit may not be available in all states. This death benefit is not available on contracts issued prior to September 10, 2001. You may not change this death benefit once it is elected.



The i4LIFE/SM/ Advantage EGMDB is the greatest of:


1.the Account Value as of the day on which Lincoln Life approves the payment of the claim;


2.the Enhancement Amount (if elected at the time of application) [see discussion below under Accumulated Benefit Enhancement (ABE/SM/)] specified on your contract benefit data pages as applicable on the date of death, plus the sum of all purchase payments less the sum of all regular income payments, and withdrawals (including any applicable charges), and premium taxes incurred, if any. Regular income payments and withdrawals (including any applicable charges) and premium taxes incurred, if any, are deducted on a dollar for dollar basis depending upon the terms of your contract; or



3.the highest Account Value or contract value which the contract attains on any contract anniversary date (including the inception date) (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased. The highest Account Value or contract value is increased by purchase payments and is decreased by regular income payments and withdrawals (including any applicable charges), and any premium taxes incurred subsequent to the anniversary date on which the highest Account Value or contract value is obtained. Regular income payments and withdrawals (including any applicable charges) and premium taxes incurred, if any, are deducted on a dollar for dollar basis depending upon the terms of your contract.





Upon the death of any contractowner or joint owner who was not a contractowner on the effective date of the i4LIFE/SM/ Advantage EGMDB death benefit, the death benefit will be equal to the Account Value as of the date the death claim is approved by Lincoln Life for payment (unless the change occurred because of the death of a contractowner or joint owner). If any contractowner or joint owner is changed due to a death and the new contractowner or joint owner is age 81 or older when added to the contract, then the death benefit for this new contractowner or joint owner will be equal to the contract value as of the date the death claim is approved by Lincoln Life for payment.



The charge under this death benefit is equal to an annual rate of 2.05% of the net asset value of the Account Value in the VAA. This death benefit may not be available in all states.



During the Access Period, contracts with the i4LIFE/SM/ Advantage EGMDB may elect to change to the i4LIFE/SM/ Advantage Account Value death benefit. We will effect the change in death benefit on the valuation date we receive a completed election form at our home office, and we will begin deducting the lower mortality and expense risk and administrative charge at that time. Once the change is effective, you may not elect to return to the i4LIFE/SM/ Advantage EGMDB.


For both death benefit options, following the Access Period, the death benefit will be the remaining guaranteed regular income payments, if any; otherwise, there is no death benefit.

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Guaranteed Income Benefit




On or about August 1, 2003 (pending state approval), the Guaranteed Income Benefit option will be available if you elect i4LIFE/SM/ Advantage. The annual charge of 2.35% of the net asset value of the Account Value in the VAA if the i4LIFE/SM/ Advantage Account Value death benefit is elected or 2.55% if the i4LIFE/SM/ Advantage EGMDB is elected. The Guaranteed Income Benefit must be elected at the time i4LIFE/SM/ Advantage is elected and will begin at the time i4LIFE/SM/ Advantage begins. Check with your investment representative regarding the availability of this benefit.



If the Guaranteed Income Benefit is in effect, your regular income payments will never be less than a guaranteed minimum amount, regardless of the actual investment performance of your contract. The Guaranteed Income Benefit is initially equal to 75% of the initial regular income payment.



The Guaranteed Income Benefit is reduced by withdrawals (other than regular income payments) in the same proportion that the withdrawals reduce the Account Value. Additional withdrawals from Account Value will also reduce your death benefit.



A payment equal to the Guaranteed Income Benefit is the minimum payment you will receive. If your regular income payment would otherwise be less than the Guaranteed Income Benefit because of poor net investment results, the Account Value will be reduced by the additional amount needed so that you receive at least the Guaranteed Income Benefit. If your Account Value reaches zero, your Access Period will end. Reducing the Account Value to provide the Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled, and may reduce the value of your death benefit. After the Access Period ends, Lincoln Life will continue to pay the Guaranteed Income Benefit for the remainder of the annuitant's (or other person used to determine the regular income payments) life. Depending on market performance, it is possible that the Guaranteed Income Benefit will never come into effect.



If you select this Guaranteed Income Benefit, certain restrictions apply to your contract:



1. A 4% assumed interest rate (AIR) will be used to calculate the regular income payments.



2. You must choose an Access Period of at least 15 years to receive the Guaranteed Income Benefit.



3. There is no guarantee that this Guaranteed Income Benefit option will be available to elect in the future, as we reserve the right to discontinue this option for new elections at any time.



The Guaranteed Income Benefit option may be terminated by the contractowner upon notice to Lincoln Life. Termination will be effective upon the next annual anniversary of the valuation date on which the first regular income payment was calculated, and your annual charge will be reduced to 1.85% of the net asset value of the Account Value in the VAA if the i4LIFE/SM/ Advantage Account Value death benefit is selected or 2.05% of the net asset value if the i4LIFE/SM/ Advantage EGMDB death benefit is selected. The Guaranteed Income Benefit option also terminates upon the death of the annuitant (or last death of the annuitant or other measuring life) or termination of i4LIFE/SM/ Advantage.



Accumulated Benefit Enhancement (ABE/SM/). We provide to eligible contractowners of non-qualified i4LIFE/SM/ Advantage contracts an ABE Enhancement Amount, if requested at the time of application, at no additional charge. You are eligible to receive the ABE Enhancement Amount if:



..  you are purchasing i4LIFE/SM/ Advantage with the EGMDB death benefit;



.. you are utilizing the proceeds of a variable annuity contract of an insurer not affiliated with Lincoln Life to purchase the contract. Prior contracts with loans or collateral assignments are not eligible for this benefit;



.. the cash surrender value of the prior contract(s) is at least $50,000 at the time of the surrender (amounts above $2,000,000 will require Lincoln Life approval);



.. all contractowners, joint owners and annuitants must be under the age of 76 as of the contract date (as shown in your contract) to select this benefit;



.. the contractowners, joint owners and annuitants of this contract must have been owner(s) or annuitants of the prior contract(s);



Upon the death of any contractowner, joint owner or annuitant, the ABE Enhancement Amount will be payable in accordance with the terms of the i4LIFE/SM/ Advantage EGMDB death benefit. However, if the death occurs in the first contract year, only 75% of the Enhancement Amount is available.



The ABE Enhancement Amount is equal to the excess of the prior contract's documented death benefit(s) over the actual cash surrender value received by Lincoln Life. However, Lincoln Life will impose a limit on the prior contract's death benefit equal to the lesser of:



1)140% of the prior contract's cash value; or



2)the prior contract's cash value plus $400,000.



In addition, if the actual cash surrender value received by Lincoln Life is less than 95% of the documented cash value from the prior insurance company, the prior contract's death benefit will be reduced proportionately according to the reduction in cash value amounts.



For the ABE Enhancement Amount to be effective, documentation of the death benefit and cash value from the prior insurance company must be provided to Lincoln Life at the time of the application. Lincoln Life will only accept these amounts in a format provided by the prior insurance company. Examples of this documentation include: the prior company's periodic customer statement, a statement on the prior company's letterhead, or a printout from the prior company's website. This documentation cannot be more than ninety (90) days old at the time of the application. You may provide updated documentation prior to the contract date if it becomes available from your prior company.



If more than one annuity contract is exchanged to a Lincoln Life contract, the ABE Enhancement Amount will be calculated for each prior contract separately, and then added together to determine the total ABE Enhancement Amount.



Upon the death of any contractowner or joint owner who was not a contractowner on the effective date of the i4LIFE/SM/ Advantage EGMDB death benefit, the ABE Enhancement Amount will be equal to zero (unless the change occurred because of the death of a contractowner or joint owner). If any contractowner or joint owner is changed due to a death and the new contractowner or joint owner is age 76 or older when added to the contract, then the ABE Enhancement Amount for this new contractowner or joint owner will be equal to zero.



The ABE Enhancement Amount will terminate on the valuation date the i4LIFE/SM/ Advantage EGMDB death benefit option of the contract is changed or terminated.



It is important to realize that the ABE Enhancement Amount will in many cases be less than the death benefit from your prior company. This is always true in the first year, when only 75% of the ABE Enhancement Amount is available.



Availability. The introduction of i4LIFE/SM/ Advantage will vary depending on your state. In states where i4LIFE/SM/ Advantage is not yet available, an earlier version (called the Income4Life(R) Solution) may be available. Under the Income4Life(R) Solution, the death benefit is equal to the Account Value as of the day on which Lincoln Life approves the payment of the claim (as opposed to the Account Value death benefit and EGMDB offered under i4LIFE/SM/ Advantage). The charge under the Income4Life(R) Solution is equal to an annual rate of 1.85% of the net asset value of the Account Value in the VAA (as opposed to an annual rate of 1.85% or 2.05% under i4LIFE/SM/ Advantage). The Income4Life(R) Solution provides higher regular income payments and lower Account Value than are realized under i4LIFE/SM/ Advantage. The fixed account is not available with Income4Life(R) Solution. For a limited time, contracts in force prior to the availability of i4LIFE/SM/ Advantage in a particular state may be able to elect the Income4Life(R) Solution. Contracts issued after i4LIFE/SM/ Advantage is available in your state may only elect i4LIFE/SM/ Advantage. The Guaranteed Income Benefit is not available with the Income4Life(R) Solution.



Termination. You may not terminate i4LIFE/SM/ Advantage once you have elected it.



Fixed Side of the Contract. If your contract value includes amounts held in the fixed side of the contract at the time i4LIFE/SM/ Advantage is effective, or if, during the Access Period, you make transfers to or allocate purchase payments to the fixed side of the contract, your Account Value will include the value in the VAA, as permitted under your contract, and the value in the fixed side of the contract. We will credit amounts held in the fixed side of the contract at an interest rate guaranteed to be at least 3.0% per year, and apply an interest adjustment (and surrender charge, if applicable) to any withdrawals you make from the fixed side of the contract before the expiration of a guaranteed period. However, we will not apply an interest adjustment to your regular income payment. All fixed account rights and restrictions apply to amounts held in the fixed side of the contract during the Access Period. See Fixed side of the contract.


Fixed side of the contract


Purchase payments and bonus credits allocated to the fixed side of the contract become part of Lincoln Life's general account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the Indiana Insurance Department as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.


In reliance on certain exemptions, exclusions and rules, Lincoln Life has not registered interests in the general account as a security under the Securities Act of 1933 and has not registered the general account as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. Lincoln Life has been advised that the staff of the SEC has not made a review of the disclosures which are included in this Prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This Prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.


We guarantee an interest rate of not less than 3.0% per year on amounts held in a fixed account. Any amount withdrawn from or transferred out of a fixed account prior to the expiration of the guaranteed period is subject to a market value adjustment (see Market value adjustment below) and other charges. The MVA will NOT reduce the amount available for a surrender, withdrawal or transfer to an amount less than the initial amount allocated or transferred to a fixed account plus interest of 3.0% per year, and account fees, if any.


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ANY INTEREST IN EXCESS OF 3.0% WILL BE DECLARED IN ADVANCE AT LINCOLN LIFE'S
SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF 3.0% WILL BE DECLARED.


Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting purchase payments or transfers into the fixed side of the contract at any time.


Guaranteed periods
The portion of the fixed account which accepts allocations for a guaranteed period at a guaranteed interest rate is called a fixed subaccount. There is a fixed subaccount for each particular guaranteed period.


The owner may allocate purchase payments to one or more fixed subaccounts with guaranteed periods of 1 to 10 years. Lincoln Life may add guaranteed periods or discontinue accepting purchase payments into one or more guaranteed periods at any time. The minimum amount of any purchase payment that can be allocated to a fixed subaccount is $2,000. Each purchase payment and corresponding bonus credits allocated to a fixed subaccount will start its own guaranteed period and will earn a guaranteed interest rate. The duration of the guaranteed period affects the guaranteed interest rate of the fixed subaccount. A fixed subaccount guarantee period ends on the date after the number of calendar years in the fixed subaccount's guaranteed period. Interest will be credited daily at a guaranteed rate that is equal to the effective annual rate determined on the first day of the fixed subaccount guaranteed period. Amounts surrendered, transferred or withdrawn from a fixed subaccount prior to the end of the guaranteed period will be subject to the MVA. Each guaranteed period purchase payment and corresponding bonus credits will be treated separately for purposes of determining any applicable MVA. Any amount withdrawn from a fixed subaccount may be subject to any applicable surrender charges, account fees and premium taxes.


Lincoln Life will notify the contractowner in writing at least 60 days prior to the expiration date for any guaranteed period amount. A new fixed subaccount guaranteed period of the same duration as the previous fixed subaccount guaranteed period will begin automatically at the end of the previous guaranteed period, unless Lincoln Life receives, prior to the end of a guaranteed period, a written election by the contractowner. The written election may request the transfer of the guaranteed period amount to a different fixed subaccount or to a variable subaccount from among those being offered by Lincoln Life. Transfers of any guaranteed period amount which become effective upon the date of expiration of the applicable guaranteed period are not subject to the limitation of twelve transfers per contract year or the additional fixed account transfer restrictions.

Market value adjustment

Any surrender, withdrawal or transfer of a fixed subaccount guaranteed period amount before the end of the guaranteed period (other than dollar cost averaging cross-reinvestment, portfolio rebalancing or regular income under i4LIFE/SM/ Advantage transfers) will be subject to a MVA (sometimes called an interest adjustment). A surrender, withdrawal or transfer effective upon the expiration date of the guaranteed period will not be subject to an MVA. The MVA will be applied to the amount being surrendered, withdrawn or transferred. The MVA will be applied after the deduction of any applicable account fees and before any applicable transfer charges. In general, the MVA reflects the relationship between the yield rate in effect at the time a purchase payment is allocated to a fixed subaccount's guaranteed period under the contract and the yield rate in effect at the time of the purchase payment's surrender, withdrawal or transfer. It also reflects the time remaining in the fixed subaccount's guaranteed period. If the yield rate at the time of the surrender, withdrawal or transfer is lower than the yield rate at the time the purchase payment was allocated, then the application of the MVA will generally result in a higher payment at the time of the surrender, withdrawal or transfer. Similarly, if the yield rate at the time of surrender, withdrawal or transfer is higher than the yield rate at the time of the allocation of the purchase payment, then the application of the MVA will generally result in a lower payment at the time of the surrender, withdrawal or transfer. The yield rate is published by the Federal Reserve Board.


The MVA is calculated by multiplying the transaction amount by:

                                   (1+A)n
                                   ------
                                   (1+B)n - 1

where:
A = yield rate for a security with time to maturity equal to the subaccount's guaranteed period, determined at the beginning of the guaranteed period.

B = yield rate for a security with time to maturity equal to the subaccount's guaranteed period, determined at the time of surrender or transfer, plus a 0.50% adjustment (unless otherwise limited by applicable state law). If yield rates "A" and "B" are within .25% of each other when the yield rate is determined, no such percentage adjustment to "B" will be made, unless required by state law. This adjustment builds into the formula a factor representing direct and indirect costs to Lincoln Life associated with liquidating general account assets in order to satisfy surrender requests. This adjustment of 0.50% has been added to the denominator of the formula because it is anticipated that a substantial portion of applicable general account portfolio assets will be in relatively illiquid securities. Thus, in addition to direct transaction costs, if such securities must be sold (e.g., because of surrenders), the market price may be lower.

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Accordingly, even if interest rates decline, there will not be a positive adjustment until this factor is overcome, and then any adjustment will be lower than otherwise, to compensate for this factor. Similarly, if interest rates rise, any negative adjustment will be greater than otherwise, to compensate for this factor. If interest rates stay the same, there will be no MVA.

N = The number of years remaining in the guaranteed period (e.g., 1 year and 73 days = 1 + (73 divided by 365) = 1.2 years)

Straight-Line interpolation is used for periods to maturity not quoted.

See the SAI for examples of the application of the MVA.

Federal tax matters

Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules to your individual situation.

Nonqualified annuities
This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the tax code. We may not offer nonqualified annuities for all of our annuity products.

Tax deferral on earnings
The Federal income tax law generally does not tax any increase in your contract value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:

.. An individual must own the contract (or the tax law must treat the contract as owned by an individual).

.. The investments of the VAA must be "adequately diversified" in accordance with IRS regulations.

.. Your right to choose particular investments for a contract must be limited.

.. The annuity commencement date must not occur near the end of the annuitant's life expectancy.

Contracts not owned by an individual

If a contract is owned by an entity (rather than an individual) the tax code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the contract pays tax currently on the excess of the contract value over the purchase payments for the contract. Examples of contracts where the owner pays current tax on the contract's earnings, bonus credits and persistency credits, if applicable, are contracts issued to a corporation or a trust. Exceptions to this rule exist. For example, the tax code treats a contract as owned by an individual if the named owner is a trust or other entity that holds the contract as an agent for an individual. However, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees.


Investments in the VAA must be diversified
For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." IRS regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract purchase payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the IRS regulations so that the VAA will be considered "adequately diversified."

Restrictions

Federal income tax law limits your right to choose particular investments for the contract. Because the I.R.S. has not issued guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, bonus credits, persistency credits and gains, if applicable, from those assets. We do not know what limits may be set by the I.R.S. in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent to try to prevent the tax law from considering you as the owner of the assets of the VAA.


Loss of interest deduction
After June 8, 1997, if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity will lose a portion of its deduction for otherwise deductible interest expenses.

Age at which annuity payouts begin
Federal income tax rules do not expressly identify a particular age by which annuity payouts must begin. However, those rules do require that an annuity contract provide for amortization, through annuity payouts, of the contract's purchase payments, bonus credits, persistency credits and earnings. If annuity payouts under the contract begin or are scheduled to begin on a date past the annuitant's 85th birthday, it is possible that the tax law will not treat the contract as an annuity for Federal income tax purposes. In that event, you would be currently taxed on the excess of the contract value over the purchase payments of the contract.

Tax treatment of payments
We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity for Federal income tax purposes and that the tax law will not tax any increase in your contract value until there is a distribution from your contract.

Taxation of withdrawals and surrenders
You will pay tax on withdrawals to the extent your contract value exceeds your purchase payments in the contract. This income (and all other income from your contract) is considered ordinary income (and does not receive capital gains treatment). A higher rate of tax is paid on ordinary income than on capital gains. You will pay tax on a surrender to the extent the amount you receive exceeds your purchase payments. In certain circumstances, your purchase payments are reduced by amounts received from your contract that were not included in income.

Taxation of annuity payouts

The tax code imposes tax on a portion of each annuity payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your purchase payments in the contract. We will notify you annually of the taxable amount of your annuity payout. Once you have recovered the total amount of the purchase payment in the contract, you will pay tax on the full amount of your annuity payouts. If annuity payouts end because of the annuitant's death and before the total amount in the contract have been distributed, the amount not received will generally be deductible.


Taxation of death benefits
We may distribute amounts from your contract because of the death of a contractowner or an annuitant. The tax treatment of these amounts depends on whether you or the annuitant dies before or after the annuity commencement date.

.. Death prior to the annuity commencement date--

   . If the beneficiary receives death benefits under an annuity payout option, they are taxed in the same manner as annuity payouts.

   . If the beneficiary does not receive death benefits under an annuity payout option, they are taxed in the same manner as a withdrawal.

.. Death after the annuity commencement date--

   . If death benefits are received in accordance with the existing annuity payout option, they are excludible from income if they do not exceed the purchase payments not yet distributed from the contract. All annuity payouts in excess of the purchase payments not previously received are includible in income.

   . If death benefits are received in a lump sum, the tax law imposes tax on the amount of death benefits which exceeds the amount of purchase payments not previously received.

Penalty taxes payable on withdrawals, surrenders, or annuity payouts

The tax code may impose a 10% penalty tax on any distribution from your contract which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or annuity payouts that:

.. you receive on or after you reach age 59 1/2,

.. you receive because you became disabled (as defined in the tax law),

.. a beneficiary receives on or after your death, or


.. you receive as a series of substantially equal periodic payments based on your life (or life expectancy).


Special rules if you own more than one annuity contract
In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an annuity payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the tax code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an annuity payout that you must include in income and the amount that might be subject to the penalty tax described previously.

Loans and assignments

Except for certain qualified contracts, the tax code treats any amount received as a loan under your contract, and any assignment or pledge of (or agreement to assign or pledge) any portion of your contract value, as a withdrawal of such amount or portion.


Gifting a contract
If you transfer ownership of your contract to a person other than your spouse (or to your former spouse incident to divorce), and receive a payment less than your contract's value, you will pay tax on your contract value to the extent it exceeds your purchase payments not previously received. The new owner's purchase payments in the contract would then be increased to reflect the amount included in income.

Charges for a contract's death benefit
Your contract automatically includes a basic death benefit. Certain enhancements to the basic death benefit may also be available to you. The cost of the basic death benefit and any enhancements to such death benefit are deducted from your contract. It is possible that the tax law may treat all or a portion of the death benefit charge as a contract withdrawal.


Qualified retirement plan


We also designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with various types of qualified plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this Prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified plans. Persons planning to use the contract in connection with a qualified plan should obtain advice from a competent tax adviser.

Types of qualified contracts and terms of contracts
Currently, we issue contracts in connection with the following types of qualified plans:

.. Individual Retirement Accounts and Annuities ("Traditional IRAs")

.. Roth IRAs

.. Traditional IRA that is part of a Simplified Employee Pension Plan ("SEP")

.. SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)

.. 403(b) plans (public school system and tax-exempt organization annuity plans)

.. 401(a) plans (qualified corporate employee pension and profit-sharing plans)

.. 403(a) plans (qualified annuity plans)

.. H.R. 10 or Keogh Plans (self-employed individual plans)

.. 457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)

We may issue a contract for use with other types of qualified plans in the future. We may not offer certain types of qualified plans for all of our annuity products.

We will amend contracts to be used with a qualified plan as generally necessary to conform to the tax law requirements for the type of plan. However, the rights of a person to any qualified plan benefits may be subject to the plan's terms and conditions, regardless of the contract's terms and conditions. In addition, we are not bound by the terms and conditions of qualified plans to the extent such terms and conditions contradict the contract, unless we consent.

Economic Growth and Tax Relief Reconciliation Act of 2001

The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") made a number of changes to the rules pertaining to qualified plans. These changes became effective January 1, 2002. Some changes that EGTRRA introduced are the ability to move money from traditional IRAs to other qualified plans (and from qualified plans to traditional IRAs), increased contribution amounts to qualified plans and catch-up contributions to IRAs. It is important to note that while the contribution limits for Federal tax purposes have increased, applicable state law may not permit increased contributions to your IRAs or other qualified plans. Applicable state law may also limit your ability to move your funds among your various qualified plans.


Tax treatment of qualified contracts
The Federal income tax rules applicable to qualified plans and qualified contracts vary with the type of plan and contract. For example,

.. Federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase payments. These limits vary depending on the type of qualified plan and the plan participant's specific circumstances, e.g., the participant's compensation.


.. Under most qualified plans, such as a traditional IRA, the owner must begin receiving payments from the contract in certain minimum amounts by a certain age, typically age 70 1/2. Other qualified plans may allow the participant to take required distributions upon the later of reaching age 70 1/2 or retirement.


.. Loans are allowed under certain types of qualified plans, but Federal income tax rules prohibit loans under other types of qualified plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan's duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.

Tax treatment of payments

The Federal income tax rules generally include distributions from a qualified contract in the participant's income as ordinary income. These taxable distributions will include purchase payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for purchase payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.

Required minimum distributions

Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by the later of age 70 1/2 or retirement. You are required to take distributions from your traditional IRAs beginning in the year you reach age 70 1/2. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.


Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.


The IRS has issued new regulations concerning required minimum distributions. The regulations may impact the distribution method you have chosen and the amount of your distributions. Under new regulations, the presence of an enhanced death benefit may require you to take additional distributions. An enhanced death benefit is any death benefit that has the potential to pay more than the contract value or a return of purchase payments. Annuity contracts inside Custodial or Trusteed IRAs will also be subject to these regulations. Please contact your tax adviser regarding any tax ramifications.


Federal penalty taxes payable on distributions
The tax code may impose a 10% penalty tax on a distribution from a qualified contract that must be included in income. The tax code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender, or annuity payout:

.. received on or after the annuitant reaches age 59 1/2,

.. received on or after the annuitant's death or because of the annuitant's disability (as defined in the tax law),


.. received as a series of substantially equal periodic payments based on the annuitant's life (or life expectancy), or


.. received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified plans. However, the specific requirements of the exception may vary.

Transfers and direct rollovers

As a result of EGTRRA, you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) nongovernmental tax-exempt plans. There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.


Death benefit and IRAs
Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the death benefit from being provided under the contract when we issue the contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the death benefit under a contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain death benefit options may not be available for all of our products.

Federal income tax withholding
We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or annuity payout is requested, we will give you an explanation of the withholding requirements.

Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or
(b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.


Our tax status


Under existing Federal income tax laws, we do not pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. Therefore, we do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.


Changes in the law
The above discussion is based on the tax code, IRS regulations, and interpretations existing on the date of this Prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.

Voting rights

As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of contractowners who have interests in any subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

The number of votes which you have the right to cast will be determined by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized.

Fund shares of a class held in a subaccount for which no timely instructions are received will be voted by us in proportion to the voting instructions which are received for all contracts participating in that subaccount. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a shareholders meeting is called, each person having a voting interest in a subaccount will receive proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln Life may vote fund shares. See Investments of the variable annuity account--Fund shares.

Distribution of the contracts


Lincoln Life is the distributor and principal underwriter of the contracts. Under an agreement with Lincoln Life, Lincoln Financial Distributors, Inc. ("LFD") will act as wholesaler and will assist Lincoln Life in forming the selling group. LFD will also perform certain enumerated marketing and ancillary functions in support of the selling group. The contracts will be sold by our properly licensed registered representatives of independent broker-dealers which in turn have selling agreements with Lincoln Life and have been licensed by state insurance departments to represent us. Included among these broker-dealers is Lincoln Financial Advisors Corporation (LFA). LFA is affiliated with us and in addition to selling our contracts, may also act as a principal underwriter for certain other contracts issued by us. Lincoln Life will offer the contracts in all states it is licensed to do business.


Return privilege


Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to the home office at P.O. Box 7866, 1300 South Clinton Street, Fort Wayne, Indiana, 46801. A contract canceled under this provision will be void. Except as explained in the following paragraph, we will return the contract value as of the valuation date on which we receive the cancellation request, plus any premium taxes plus mortality and expense risk charges and administrative charges proportionately attributable to the bonus credits, less any bonus credits paid into the contract by us. In addition, if the contract value on the date of cancellation is less than the sum of purchase payments minus withdrawals, we will also return both the investment loss and fund management fees, each in an amount that is proportionately attributable to the bonus credits. No market value adjustment will apply. A purchaser who participates in the VAA is subject to the risk of a market loss on the contract value, excluding the bonus credits, during the free-look period.


For contracts written in those states whose laws require that we assume this market risk during the free-look period, a contract may be canceled, subject to the conditions explained before, except that we will return only the purchase payment(s).

State regulation

As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance.

Our books and accounts are subject to review and examination by the Indiana Insurance Department at all times. A full examination of our operations is conducted by that Department at least every five years.

Records and reports

As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with the Delaware Management Company, 2005 Market Street, Philadelphia, PA 19203, to provide accounting services to the

VAA. We will mail to you, at your last known address of record at the home office, at least semiannually after the first contract year, reports containing information required by that Act or any other applicable law or regulation.

Other information

A Registration Statement has been filed with the SEC, under the Securities Act of 1933 as amended, for the contracts being offered here. This Prospectus does not contain all the information in the Registration Statement, its amendments and exhibits. Please refer to the Registration Statement for further information about the VAA, Lincoln Life and the contracts offered. Statements in this Prospectus about the content of contracts and other legal instruments are summaries. For the complete text of those contracts and instruments, please refer to those documents as filed with the SEC.

You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center or contact us. To learn more about this service, please log on to www.LincolnRetirement.com, select service centers and continue on through the Internet Service Center.

We are a member of the Insurance Marketplace Standards Association ("IMSA") and may include the IMSA logo and information about IMSA membership in our advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and services for individually sold life insurance and annuities.



Legal proceedings




Lincoln Life is involved in various pending or threatened legal proceedings arising from the conduct of its business. Most of these proceedings are routine and in the ordinary course of business. In some instances they include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for equitable relief.



After consultation with legal counsel and a review of available facts, it is management's opinion that the ultimate liability, if any, arising out of the proceedings described above will not have a material adverse effect on the financial position of Lincoln Life, the VAA or the Principal Underwriter.

Statement of Additional Information Table of contents for

Lincoln Life Variable Annuity Account N



               Item                                          Page
               --------------------------------------------------
               General information and history of
                 The Lincoln National Life Insurance
                 Company (Lincoln Life)                      B-2
               --------------------------------------------------
               Special terms                                 B-2
               --------------------------------------------------
               Services                                      B-2
               --------------------------------------------------
               Principal underwriter                         B-2
               --------------------------------------------------
               Purchase of securities being offered          B-2
               --------------------------------------------------





               Item                                          Page
               --------------------------------------------------
               Calculation of investment results              B-2
               --------------------------------------------------
               Annuity payouts                               B-11
               --------------------------------------------------
               Advertising and sales literature              B-13
               --------------------------------------------------
               Additional services                           B-14
               --------------------------------------------------
               Other information                             B-15
               --------------------------------------------------
               Financial statements                          B-15
               --------------------------------------------------



For a free copy of the SAI please see page two of this booklet.

--------------------------------------------------------------------------------
Please send me a free copy of the current Statement of Additional Information for Lincoln Life Variable Annuity Account N (ChoicePlus Bonus).

                                (Please Print)

Name: __________________________________________________________________________

Address: _______________________________________________________________________

City ________________________________________________ State ______ Zip ________

Mail to Lincoln National Life Insurance Company, P.O. Box 7866, Fort Wayne, Indiana 46801

Appendix A--Condensed financial information


Accumulation unit values

The following information relating to accumulation unit values and number of accumulation units for the Lincoln

ChoicePlus Bonus and Lincoln ChoicePlus II Bonus products for the following periods ended December 31, come from the VAA's financial statements. It should be read along with the VAA's financial statements and notes which are all included in the SAI. Because the AllianceBernstein Small Cap Value Portfolio, Delaware VIP US Growth, Fidelity VIP Contrafund, Janus Mid Cap Growth Portfolio, Janus Balanced Portfolio, Janus Worldwide Growth Portfolio, Lincoln VIP Aggressive Growth, Lincoln VIP Capital Appreciation, Lincoln VIP Global Asset Allocation, Lincoln VIP International, Lincoln VIP Social Awareness, MFS VIT Capital Opportunities, Neuberger Berman Mid-Cap Growth Portfolio, Neuberger Berman Regency Portfolio, Putnam Growth & Income Fund, Putnam Health Sciences Fund, Scudder VIT EAFE Equity Index and Scudder VIT Small Cap Index subaccounts were not in existence as of December 31, 2002, accumulation unit values and accumulation units are not provided for these subaccounts.





                                        *2000                             2001                                      2002
                                   ------------------- -------------------------------------------   ---------------------------
                                   with      with      with EEB         with         with    with    with EEB    with    with
                                   EGMDB     Step-up   and Step-up      EEB          Step-up EGMDB   and Step-up EEB     Step-up
---------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Accumulation unit value
.. Beginning of period............. $10.000   $10.000     $10.000        $10.000      $ 7.918 $ 7.860   $12.127   $12.128 $ 5.969
.. End of period...................   7.860     7.918      12.127/(1)/    12.128/(1)/   5.969   5.934     9.003     9.011   4.437
Number of accumulation units
.. End of period...................     198        33           2              1**        112     392         0         4      93
---------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Growth Fund Accumulation unit value
.. Beginning of period............. $10.000   $10.000     $10.000        $10.000      $ 7.359 $ 7.293   $11.127   $11.129 $ 4.781
.. End of period...................   7.293     7.359      11.127/(1)/    11.129/(1)/   4.781   4.745     7.540     7.545   3.243
Number of accumulation units
.. End of period...................     217        32           1**            1**        122     462         0         0     134
---------------------------------------------------------------------------------------------------------------------------------
AIM V.I. International Growth Fund Accumulation unit value
.. Beginning of period............. $10.000   $10.000     $10.000        $10.000      $ 8.039 $ 8.088   $10.615   $ 9.948 $ 6.040
.. End of period...................   8.088     8.039      10.615/(1)/     9.948/(2)/   6.040   6.086     8.787     8.239   5.005
Number of accumulation units
.. End of period...................     118         3           1**            1**         48     215         0         2      47
---------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund Accumulation unit value
.. Beginning of period............. $10.000   $10.000     $10.000        $10.000      $ 8.483 $ 8.394   $11.311   $10.564 $ 7.288
.. End of period...................   8.394     8.483      11.311/(1)/    10.564/(2)/   7.288   7.223     7.743     7.236   4.994
Number of accumulation units
.. End of period...................     484        80           1**            1**        253     976         0         2     222
---------------------------------------------------------------------------------------------------------------------------------
American Funds Global Small Capitalization Fund Accumulation unit value
.. Beginning of period............. $10.000   $10.000     $10.000        $10.000      $ 8.240 $ 8.295   $12.495   $11.126 $ 7.056
.. End of period...................   8.295     8.240      12.495/(1)/    11.126/(2)/   7.056   7.114     9.929     8.845   5.613
Number of accumulation units
.. End of period...................     308        17           1**            1           41     432        15        10      54
---------------------------------------------------------------------------------------------------------------------------------
American Funds Growth Fund Accumulation unit value
.. Beginning of period............. $10.000   $10.000     $10.000        $10.000      $ 8.970 $ 8.887   $12.307   $10.813 $ 7.214
.. End of period...................   8.887     8.970      12.307/(1)/    10.813/(2)/   7.214   7.158     9.127     8.023   5.355
Number of accumulation units
.. End of period...................     934        71           5             18          360   2,621       129       133     752
---------------------------------------------------------------------------------------------------------------------------------
American Funds Growth-Income Fund Accumulation unit value
.. Beginning of period............. $10.000   $10.000     $10.000        $10.000      $10.432 $10.429   $11.309   $10.528 $10.514
.. End of period...................  10.429    10.432      11.309/(1)/    10.528/(2)/  10.514  10.526     9.065     8.443   8.436
Number of accumulation units
.. End of period (000's omitted)...     181        46          11             17          379   1,082       158       112     727
---------------------------------------------------------------------------------------------------------------------------------
American Funds International Fund Accumulation unit value
.. Beginning of period............. $10.000   $10.000     $10.000        $10.000      $ 7.825 $ 7.865   $10.835   $10.218 $ 6.160
.. End of period...................   7.865     7.825      10.835/(1)/    10.218/(2)/   6.160   6.200     9.058     8.546   5.155
Number of accumulation units
.. End of period...................     493        78           1**            8          232   1,003        27        40     282
---------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein VP Growth and Income Portfolio Accumulation unit value
.. Beginning of period............. $10.000   $10.000     $10.000        $10.000      $10.469 $10.457   $11.314   $10.344 $10.303
.. End of period...................  10.457    10.469      11.314/(1)/    10.344/(2)/  10.303  10.306     8.633     7.897   7.870
Number of accumulation units
.. End of period...................     202        27           1**           14          234     999        39        48     304
---------------------------------------------------------------------------------------------------------------------------------




                                   with
                                   EGMDB
------------------------------------------
AIM V.I. Capital Appreciation Accumulation unit value
.. Beginning of period............. $ 5.934
.. End of period...................   4.418
Number of accumulation units
.. End of period...................     366
------------------------------------------
AIM V.I. Growth Fund Accumulation unit value
.. Beginning of period............. $ 4.745
.. End of period...................   3.223
Number of accumulation units
.. End of period...................     363
------------------------------------------
AIM V.I. International Growth Fund Accumulation unit value
.. Beginning of period............. $ 6.086
.. End of period...................   5.051
Number of accumulation units
.. End of period...................     190
------------------------------------------
AIM V.I. Premier Equity Fund Accumulation unit value
.. Beginning of period............. $ 7.223
.. End of period...................   4.957
Number of accumulation units
.. End of period...................     725
------------------------------------------
American Funds Global Small Capitalization Fund Accumulation unit value
.. Beginning of period............. $ 7.114
.. End of period...................   5.667
Number of accumulation units
.. End of period...................     654
------------------------------------------
American Funds Growth Fund Accumulation unit value
.. Beginning of period............. $ 7.158
.. End of period...................   5.322
Number of accumulation units
.. End of period...................   4,726
------------------------------------------
American Funds Growth-Income Fund Accumulation unit value
.. Beginning of period............. $10.526
.. End of period...................   8.459
Number of accumulation units
.. End of period (000's omitted)...   2,824
------------------------------------------
American Funds International Fund Accumulation unit value
.. Beginning of period............. $ 6.200
.. End of period...................   5.196
Number of accumulation units
.. End of period...................   1,647
------------------------------------------
AllianceBernstein VP Growth and Income Portfolio Accumulation unit value
.. Beginning of period............. $10.306
.. End of period...................   7.884
Number of accumulation units
.. End of period...................   1,741
------------------------------------------

                                    *2000                            2001                                     2002
                             -----------------   -------------------------------------------- -------------------------------
                             with     with       with EEB       with          with    with    with EEB    with       with
                             EGMDB    Step-up    and Step-up    EEB           Step-up EGMDB   and Step-up EEB        Step-up
------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein VP Growth Portfolio Accumulation unit value/(4)/
.. Beginning of period.......  $10.000  $10.000     $10.000       $10.000      $ 8.036 $ 7.996   $11.966   $10.893    $ 6.029
.. End of period.............    7.996    8.036      11.966/(1)/   10.893/(2)/   6.029   6.008     8.426     7.675      4.250
Number of accumulation units
.. End of period.............       58        3           1**           7           49     194         0         8         34
------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein VP Premier Growth Portfolio Accumulation unit value
.. Beginning of period.......  $10.000  $10.000     $10.000       $10.000      $ 7.728 $ 7.682   $11.946   $11.946    $ 6.272
.. End of period.............    7.682    7.728      11.946/(1)/   11.946/(1)/   6.272   6.244     8.110     8.114      4.262
Number of accumulation units
.. End of period.............      523       11           1**           6          135   1,021         4        13        166
------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein VP Technology Portfolio Accumulation unit value
.. Beginning of period....... $ 10.000 $ 10.000    $ 10.000      $ 10.000      $ 6.641 $ 6.554  $12.866    $11.547    $ 4.864
.. End of period.............    6.554    6.641      12.866/(1)/   11.547/(2)/   4.864   4.808    7.353      6.599      2.781
Number of accumulation units
.. End of period.............      381       23           1**           2           93     643        3         19        148
------------------------------------------------------------------------------------------------------------------------------
Delaware VIP Emerging Markets Series Accumulation unit value/(4)/
.. Beginning of period....... $ 10.000 $ 10.000    $ 10.000      $ 10.000      $ 8.259 $ 8.252  $11.416    $10.416    $ 8.535
.. End of period.............    8.252    8.259      11.416/(1)/   10.416/(2)/   8.535   8.540   11.770     10.744      8.809
Number of accumulation units
.. End of period.............        4        1**         1**           1**          4      37        0          1**       13
------------------------------------------------------------------------------------------------------------------------------
Delaware VIP High Yield Series Accumulation unit value
.. Beginning of period....... $ 10.000 $ 10.000    $ 10.000      $ 10.000      $ 8.953 $ 8.961   $10.304   $ 9.945    $ 8.413
.. End of period.............    8.961    8.953      10.304/(1)/    9.945/(2)/   8.413   8.432    10.283     9.928      8.403
Number of accumulation units
.. End of period.............       46        7           1**           2           89     303        19        21        197
------------------------------------------------------------------------------------------------------------------------------
Delaware VIP Large Cap Value Series Accumulation unit value
.. Beginning of period....... $ 10.000 $ 10.000    $ 10.000      $ 10.000      $11.553 $11.519   $11.091   $10.314    $10.894
.. End of period.............   11.519   11.553      11.091/(1)/   10.314/(2)/  10.894  10.879     8.839     8.225      8.692
Number of accumulation units
.. End of period.............       27        3           1**           1**         35     140        11        16         98
------------------------------------------------------------------------------------------------------------------------------
Delaware VIP REIT Series Accumulation unit value
.. Beginning of period....... $ 10.000 $ 10.000    $ 10.000      $ 10.000      $10.700 $10.676   $10.698   $10.380    $11.427
.. End of period.............   10.676   10.700      10.698/(1)/   10.380/(2)/  11.427  11.418    10.961    10.641     11.720
Number of accumulation units
.. End of period.............      119        2           1**           4           33     267       101        20        123
------------------------------------------------------------------------------------------------------------------------------
Delaware VIP Select Growth Series Accumulation unit value/(4)/
.. Beginning of period....... $ 10.000 $ 10.000    $ 10.000      $ 10.000      $ 7.509 $ 7.514   $12.222   $10.979    $ 5.615
.. End of period.............    7.514    7.509      12.222/(1)/   10.979/(2)/   5.615   5.627     8.085     7.267      3.718
Number of accumulation units
.. End of period.............      167       11           1**           1**        121     350         0         3        163
------------------------------------------------------------------------------------------------------------------------------
Delaware VIP Small Cap Value Series Accumulation unit value
.. Beginning of period....... $ 10.000 $ 10.000    $ 10.000      $ 10.000      $11.836 $11.772   $11.790   $10.979    $12.989
.. End of period.............   11.772   11.836      11.790/(1)/   10.979/(2)/  12.989  12.938    10.911    10.165     12.033
Number of accumulation units
.. End of period.............       89        5           2             5           67     330        35        55        143
------------------------------------------------------------------------------------------------------------------------------
Lincoln VIP Social Awareness Fund (formerly Delaware VIP Social Awareness
 Series) Accumulation unit value/(5)/
.. Beginning of period....... $ 10.000 $ 10.000    $ 10.000      $ 10.000      $ 8.788 $ 8.794   $11.529   $11.531    $ 7.799
.. End of period.............    8.794    8.788      11.529/(1)/   11.531/(1)/   7.799   7.816     8.715     8.722      5.902
Number of accumulation units
.. End of period.............       21        1**         1**           3           11      59         0         3          8
------------------------------------------------------------------------------------------------------------------------------
Delaware VIP Trend Series Accumulation unit value
.. Beginning of period....... $ 10.000 $ 10.000    $ 10.000      $ 10.000      $ 7.758 $ 7.763   $12.782   $11.337    $ 6.445
.. End of period.............    7.763    7.758      12.782/(1)/   11.337/(2)/   6.445   6.459    10.030     8.900      5.062
Number of accumulation units
.. End of period.............      820       64           2             2          168   1,353        13        48        291
------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Equity-Income Portfolio Accumulation unit value
.. Beginning of period....... $ 10.000 $ 10.000    $ 10.000      $ 10.000      $10.857 $10.862   $11.092   $10.286    $10.111
.. End of period.............   10.862   10.857      11.092/(1)/   10.286/(2)/  10.111  10.131     9.020     8.370      8.231
Number of accumulation units
.. End of period.............       49        6           1**          13           96     214        32        33        181
------------------------------------------------------------------------------------------------------------------------------




                             with
                             EGMDB
-------------------------------------
AllianceBernstein VP Growth Portfolio Accumulation unit value/(4)/
.. Beginning of period....... $ 6.008
.. End of period.............   4.241
Number of accumulation units
.. End of period.............     183
-------------------------------------
AllianceBernstein VP Premier Growth Portfolio Accumulation unit value
.. Beginning of period....... $ 6.244
.. End of period.............   4.250
Number of accumulation units
.. End of period.............     867
-------------------------------------
AllianceBernstein VP Technology Portfolio Accumulation unit value
.. Beginning of period....... $ 4.808
.. End of period.............   2.753
Number of accumulation units
.. End of period.............     513
-------------------------------------
Delaware VIP Emerging Markets Series Accumulation unit value/(4)/
.. Beginning of period....... $ 8.540
.. End of period.............   8.827
Number of accumulation units
.. End of period.............      45
-------------------------------------
Delaware VIP High Yield Series Accumulation unit value
.. Beginning of period....... $ 8.432
.. End of period.............   8.435
Number of accumulation units
.. End of period.............     472
-------------------------------------
Delaware VIP Large Cap Value Series Accumulation unit value
.. Beginning of period....... $10.879
.. End of period.............   8.692
Number of accumulation units
.. End of period.............     286
-------------------------------------
Delaware VIP REIT Series Accumulation unit value
.. Beginning of period....... $11.418
.. End of period.............  11.729
Number of accumulation units
.. End of period.............     629
-------------------------------------
Delaware VIP Select Growth Series Accumulation unit value/(4)/
.. Beginning of period....... $ 5.627
.. End of period.............   3.732
Number of accumulation units
.. End of period.............     356
-------------------------------------
Delaware VIP Small Cap Value Series Accumulation unit value
.. Beginning of period....... $12.938
.. End of period.............  12.004
Number of accumulation units
.. End of period.............     756
-------------------------------------
Lincoln VIP Social Awareness Fund (formerly Delaware VIP Social Awareness
 Series) Accumulation unit value/(5)/
.. Beginning of period....... $ 7.816
.. End of period.............   5.924
Number of accumulation units
.. End of period.............      62
-------------------------------------
Delaware VIP Trend Series Accumulation unit value
.. Beginning of period....... $ 6.459
.. End of period.............   5.081
Number of accumulation units
.. End of period.............   1,961
-------------------------------------
Fidelity VIP Equity-Income Portfolio Accumulation unit value
.. Beginning of period....... $10.131
.. End of period.............   8.260
Number of accumulation units
.. End of period.............     467
-------------------------------------

                                      *2000                          2001                                     2002
                                ---------------   ------------------------------------------- -----------------------------
                                with    with      with EEB       with         with    with    with EEB    with      with
                                EGMDB   Step-up   and Step-up    EEB          Step-up EGMDB   and Step-up EEB       Step-up
----------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Growth Opportunities Portfolio Accumulation unit value/(6)/
.. Beginning of period.......... $10.000 $10.000     $10.000      $10.000      $ 8.479 $ 8.485   $11.334   $11.337   $ 7.112
.. End of period................   8.485   8.479      11.334/(1)/  11.337/(1)/   7.112   7.128     8.676     8.683     5.451
Number of accumulation units
.. End of period................      38       2           1**          1**          9      58         0         1**       9
----------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Growth Portfolio Accumulation unit value
.. Beginning of period.......... $10.000 $10.000     $10.000      $10.000      $ 8.356 $ 8.362   $11.765   $10.689   $ 6.744
.. End of period................   8.362   8.356      11.765/(1)/  10.689/(2)/   6.744   6.759     8.050     7.317     4.619
Number of accumulation units
.. End of period................     473      69           1**          5          154     917         7        34       154
----------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Overseas Portfolio Accumulation unit value
.. Beginning of period.......... $10.000 $10.000     $10.000      $10.000      $ 8.597 $ 8.603   $10.895   $10.897   $ 6.660
.. End of period................   8.603   8.597      10.895/(1)/  10.897/(1)/   6.660   6.675     8.507     8.513     5.206
Number of accumulation units
.. End of period................     320       3           1**          1**         16     404         4         1        34
----------------------------------------------------------------------------------------------------------------------------
FTVIPT Franklin Mutual Shares Securities Fund Accumulation unit value/(4)/
.. Beginning of period.......... $10.000 $10.000     $10.000      $10.000      $10.847 $10.853   $10.745   $10.059   $11.410
.. End of period................  10.853  10.847      10.745/(1)/  10.059/(2)/  11.410  11.433     9.302     8.713     9.888
Number of accumulation units
.. End of period................      10       3           2            5           74     401         5        20       100
----------------------------------------------------------------------------------------------------------------------------
FTVIPT Franklin Small Cap Fund Accumulation unit value
.. Beginning of period.......... $10.000 $10.000     $10.000      $10.000      $ 8.038 $ 8.043   $12.289   $12.291   $ 6.694
.. End of period................   8.043   8.038      12.289/(1)/  12.291/(1)/   6.694   6.709     8.603     8.611     4.691
Number of accumulation units
.. End of period................     538       4           1**          1           92     908        26        10       103
----------------------------------------------------------------------------------------------------------------------------
FTVIPT Templeton Growth Securities Fund Accumulation unit value
.. Beginning of period.......... $10.000 $10.000     $10.000      $10.000      $10.200 $10.206   $11.165   $10.388   $ 9.891
.. End of period................  10.206  10.200      11.165/(1)/  10.388/(2)/   9.891   9.913     8.932     8.316     7.922
Number of accumulation units
.. End of period................       7       1           1**          1**          8      60         3        11        24
----------------------------------------------------------------------------------------------------------------------------
FTVIPT Templeton Foreign Securities Fund Accumulation unit value/(4)/
.. Beginning of period.......... $10.000 $10.000     $10.000      $10.000      $ 9.670 $ 9.677   $10.874   $10.676   $ 7.982
.. End of period................   9.677   9.670      10.874/(1)/  10.676/(3)/   7.982   8.000     8.692     8.539     6.388
Number of accumulation units
.. End of period................       4       6           1**          1**         40     156         1         1        60
----------------------------------------------------------------------------------------------------------------------------
Liberty Variable Trust Newport Tiger Fund Accumulation unit value/(4)/
.. Beginning of period.......... $10.000 $10.000     $10.000      $10.000      $ 8.248 $ 8.252   $12.001   $12.003   $ 6.606
.. End of period................   8.252   8.248      12.001/(1)/  12.003/(1)/   6.606   6.620     9.785     9.790     5.390
Number of accumulation units
.. End of period (000's omitted)      45       1**         1**          1**          7     103         0         0        18
----------------------------------------------------------------------------------------------------------------------------
Lincoln VIP Bond Fund Accumulation unit value
.. Beginning of period.......... $10.000 $10.000     $10.000      $10.000      $10.603 $10.609   $10.114   $10.095   $11.372
.. End of period................  10.609  10.603      10.114/(1)/  10.095/(2)/  11.372  11.396    10.937    10.922    12.310
Number of accumulation units
.. End of period (000's omitted)     223      15           1**         29          292   1,399       453       131       565
----------------------------------------------------------------------------------------------------------------------------
Lincoln VIP Money Market Fund Accumulation unit value
.. Beginning of period.......... $10.000 $10.000     $10.000      $10.000      $10.207 $10.213   $10.018   $10.021   $10.433
.. End of period................  10.213  10.207      10.018/(1)/  10.021/(2)/  10.433  10.455     9.973     9.981    10.396
Number of accumulation units
.. End of period (000's omitted)     579      89          19            4        1,004   2,314        52        56     1,017
----------------------------------------------------------------------------------------------------------------------------
MFS VT Emerging Growth Series Accumulation unit value
.. Beginning of period.......... $10.000 $10.000     $10.000      $10.000      $ 8.166 $ 8.172   $12.126   $12.128   $ 5.327
.. End of period................   8.172   8.166      12.126/(1)/  12.128/(1)/   5.327   5.338     7.874     7.878     3.462
Number of accumulation units
.. End of period (000's omitted)     488       9           1**          1**         97     565         1         7        83
----------------------------------------------------------------------------------------------------------------------------
MFS VT Research Series Accumulation unit value/(4)/
.. Beginning of period.......... $10.000 $10.000     $10.000      $10.000      $ 8.821 $ 8.826   $11.373   $11.376   $ 6.814
.. End of period................   8.826   8.821      11.373/(1)/  11.376/(1)/   6.814   6.828     8.403     8.410     5.041
Number of accumulation units
.. End of period (000's omitted)     283      12           1**          1**         91     441         0         1        70
----------------------------------------------------------------------------------------------------------------------------




                                with
                                EGMDB
---------------------------------------
Fidelity VIP Growth Opportunities Portfolio Accumulation unit value/(6)/
.. Beginning of period.......... $ 7.128
.. End of period................   5.471
Number of accumulation units
.. End of period................      58
---------------------------------------
Fidelity VIP Growth Portfolio Accumulation unit value
.. Beginning of period.......... $ 6.759
.. End of period................   4.636
Number of accumulation units
.. End of period................     714
---------------------------------------
Fidelity VIP Overseas Portfolio Accumulation unit value
.. Beginning of period.......... $ 6.675
.. End of period................   5.225
Number of accumulation units
.. End of period................     474
---------------------------------------
FTVIPT Franklin Mutual Shares Securities Fund Accumulation unit value/(4)/
.. Beginning of period.......... $11.433
.. End of period................   9.923
Number of accumulation units
.. End of period................     555
---------------------------------------
FTVIPT Franklin Small Cap Fund Accumulation unit value
.. Beginning of period.......... $ 6.709
.. End of period................   4.708
Number of accumulation units
.. End of period................   1,223
---------------------------------------
FTVIPT Templeton Growth Securities Fund Accumulation unit value
.. Beginning of period.......... $ 9.913
.. End of period................   7.952
Number of accumulation units
.. End of period................     213
---------------------------------------
FTVIPT Templeton Foreign Securities Fund Accumulation unit value/(4)/
.. Beginning of period.......... $ 8.000
.. End of period................   6.411
Number of accumulation units
.. End of period................     199
---------------------------------------
Liberty Variable Trust Newport Tiger Fund Accumulation unit value/(4)/
.. Beginning of period.......... $ 6.620
.. End of period................   5.410
Number of accumulation units
.. End of period (000's omitted)      96
---------------------------------------
Lincoln VIP Bond Fund Accumulation unit value
.. Beginning of period.......... $11.396
.. End of period................  12.355
Number of accumulation units
.. End of period (000's omitted)   3,185
---------------------------------------
Lincoln VIP Money Market Fund Accumulation unit value
.. Beginning of period.......... $10.455
.. End of period................  10.434
Number of accumulation units
.. End of period (000's omitted)   4,473
---------------------------------------
MFS VT Emerging Growth Series Accumulation unit value
.. Beginning of period.......... $ 5.338
.. End of period................   3.475
Number of accumulation units
.. End of period (000's omitted)     465
---------------------------------------
MFS VT Research Series Accumulation unit value/(4)/
.. Beginning of period.......... $ 6.828
.. End of period................   5.059
Number of accumulation units
.. End of period (000's omitted)     329
---------------------------------------

                                     *2000                         2001                                    2002
                                --------------- ------------------------------------------- -----------------------------------
                                with    with    with EEB       with         with    with    with EEB    with    with    with
                                EGMDB   Step-up and Step-up    EEB          Step-up EGMDB   and Step-up EEB     Step-up EGMDB
-------------------------------------------------------------------------------------------------------------------------------
MFS VT Total Return Series Accumulation unit value
.. Beginning of period.......... $10.000 $10.000   $10.000      $10.000      $11.124 $11.130   $10.632   $10.278 $10.934 $10.956
.. End of period................  11.130  11.124    10.632/(1)/  10.278/(1)/  10.934  10.956     9.878     9.554  10.169  10.205
Number of accumulation units
.. End of period (000's omitted)     182      18         1**         15          158     767        68        61     319   1,399
-------------------------------------------------------------------------------------------------------------------------------
MFS VT Utilities Series Accumulation unit value
.. Beginning of period.......... $10.000 $10.000   $10.000      $10.000      $ 9.894 $ 9.901   $ 9.843   $ 9.356 $ 7.345 $ 7.362
.. End of period................   9.901   9.894     9.843/(1)/   9.356/(2)/   7.345   7.362     7.450     7.085   5.565   5.586
Number of accumulation units
.. End of period (000's omitted)     218      28         1**          6          283     704        10        21     130     850
-------------------------------------------------------------------------------------------------------------------------------
Scudder VIT Equity 500 Index Accumulation unit value
.. Beginning of period.......... $10.000 $10.000  $ 10.000      $10.000      $ 8.983 $ 8.931   $11.273   $10.485 $ 7.752 $ 7.719
.. End of period................   8.931   8.983    11.273/(1)/  10.485/(2)/   7.752   7.719     8.596     7.999   5.917   5.901
Number of accumulation units
.. End of period................      81       7         1**          3          140     453        15        24     259     725
-------------------------------------------------------------------------------------------------------------------------------






*These values do not reflect a full year's experience because they are calculated for the period from the beginning of investment activity of the subaccounts (July 31, 2000) through December 31, 2000.

/(1)  /Commencedbusiness on 9/19/01 with an initial unit value of $10.

/(2)  /Commencedbusiness on 9/10/01 with an initial unit value of $10.

/(3)  /Commencedbusiness on 9/17/01 with an initial unit value of $10.


/(4)/Effective following the close of business on or about May 19, 2003: (a) shares of the American Funds Growth Fund will be substituted for shares of the AIM VI Capital Appreciation Fund, AllianceBernstein Growth Portfolio, Delaware VIP Select Growth Series, and MFS VIT Research Series; (b) shares of the American Funds Growth-Income Fund will be substituted for shares of the FTVIPT Franklin Mutual Shares Securities Fund; and (c) shares of the American Funds International Fund will be substituted for shares of the Delaware VIP Emerging Markets Series, FTVIPT Templeton Foreign Securities Fund, Liberty Variable Investment Trust Newport Tiger Fund.



/(5)/Effective following the close of business on or about May 19, 2003, shares of the Lincoln VIP Social Awareness will be substituted for shares of the Delaware VIP Social Awareness Series. The values in the table for periods prior to the substitution reflect investment in the Delaware VIP Social Awareness Series.



/(6)/Effective following the close of business on or about May 19, 2003, shares of the Scudder VIT Equity 500 Index will be substituted for shares of the Fidelity VIP Growth Opportunities Portfolio.



**All numbers less than 500 were rounded up to 1,000.

Lincoln ChoicePlus Bonus
Lincoln Life
Variable Annuity Account N (Registrant)

The Lincoln National
Life Insurance Company (Depositor)

Statement of Additional Information (SAI)

This Statement of Additional Information should be read in conjunction with the Lincoln ChoicePlus Bonus

Prospectus of Lincoln Life Variable Annuity Account N dated May 1, 2003.

You may obtain a copy of the Lincoln ChoicePlus Bonus Prospectus on request and without charge.
Please write Lincoln ChoicePlus Customer Service, The Lincoln National Life Insurance Company,
P.O. Box 7866, Fort Wayne, Indiana 46801 or call 1-888-868-2583.
Table of Contents


Item                                 Page
-----------------------------------------
General information and history of
The Lincoln National Life Insurance
Company (Lincoln Life)               B-2
-----------------------------------------
Special terms                        B-2
-----------------------------------------
Services                             B-2
-----------------------------------------
Principal underwriter                B-2
-----------------------------------------
Purchase of securities being offered B-2
-----------------------------------------




Item                              Page
--------------------------------------
Calculation of investment results  B-2
--------------------------------------
Annuity payouts                   B-11
--------------------------------------
Advertising and sales literature  B-13
--------------------------------------
Additional services               B-14
--------------------------------------
Other information                 B-15
--------------------------------------
Financial statements              B-15
--------------------------------------





This SAI is not a Prospectus.


The date of this SAI is May 1, 2003.

General information and
history of The
Lincoln National Life
Insurance Company (Lincoln Life)


The Lincoln National Life Insurance Company (Lincoln Life), organized in 1905, is an Indiana-domiciled insurance corporation, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana.


Special terms

The special terms used in this SAI are the ones defined in the Prospectus. In connection with the term, valuation date, the New York Stock Exchange is currently closed on weekends and on these holidays: New Year's Day, Martin Luther King's Birthday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday.

Services

Independent auditors

The financial statements of the VAA at December 31, 2002, and for each of the two years in the period ended December 31, 2002, and the consolidated financial statements of Lincoln Life at December 31, 2002 and 2001, and for each of the three years in the period ended December 31, 2002, appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent auditors, 2300 National City Center, 110 West Berry Street, Fort Wayne, Indiana 46802, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.


Keeper of records
All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by Lincoln Life or by third parties responsible to Lincoln Life. We have entered into an agreement with the Delaware Management Company, 2005 Market Street, Philadelphia, PA 19203, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by Lincoln Life for this service.

Principal underwriter


Lincoln National Life Insurance Company (Lincoln Life), 1300 South Clinton Street, Fort Wayne, IN 46802 is the principal underwriter for the contracts, which are offered continuously. Lincoln Financial Distributors, Inc. will perform certain marketing and other ancillary functions as described in the Prospectus. Lincoln Life retained no underwriting commissions in 2002 from the sale of the variable annuity contracts. Lincoln Life received $57,062,208 in 2002 for the sale of the contracts offered through the VAA.


Purchase of securities being offered

The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling Lincoln Life products; through independent insurance brokers; and through certain securities brokers/dealers selected by Lincoln Life whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the Prospectus under the section Charges and other deductions, the account fee and/or the surrender charge may be reduced or waived.

Both before and after the annuity commencement date, there are exchange privileges between subaccounts, and from the VAA to the general account subject to restrictions set out in the Prospectus. See The contracts, in the Prospectus. No exchanges are permitted between the VAA and other separate accounts.

The offering of the contracts is continuous.

Calculation of investment results

The paragraphs set forth below represent yield and total return performance information for the VAA and the subaccounts calculated in several different ways.

Money Market Fund Subaccount:

At times the VAA may advertise the Money Market subaccount's yield. The yield refers to the income generated by an investment in the subaccount over a seven-day period. This income is then annualized. The process of annualizing, results when the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The yield figure is based on historical earnings and is not intended to indicate future performance.

The money market subaccount's seven-day yield is determined by calculating the change in unit value for the base period (the 7-day period ended December 31,

2002); then dividing this figure by the account value at the beginning of the period; then annualizing this result by the factor of 365/7. This yield includes all deductions charged to the contractowner's account and excludes any realized gains and losses from the sale of securities. The Lincoln National Money Market Subaccount yield was -0.51%(EGMDB); -0.66% (5% Step-up); -0.71% (with EEB) and -0.76% (EEB and 5% Step-up) at December 31, 2002.


Standard investment results:

Standard performance is based on a formula to calculate performance that is prescribed by the SEC. Under rules issued by the SEC, standard performance must be included in any marketing material that discusses the performance of the VAA and the subaccounts. This information represents past performance and does not indicate or represent future performance.

Average annual return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:

                                P(1 + T)n = ERV

Where:   P =   a hypothetical initial purchase payment
               of $1,000
         T =   average annual total return for the
               period in question
         N =   number of years
       ERV =   ending redeemable value (as of the end
               of the period in question) of a
               hypothetical $1,000 purchase payment
               made at the beginning of the 1-year,
               5-year, or 10-year period in question (or
               fractional period thereof)


The formula assumes that: (1) all recurring fees have been charged to the contractowner accounts; and (2) there will be a complete redemption upon the anniversary of the 1-year, 5-year, or 10-year period in question.


In accordance with SEC guidelines, we will report standard performance back to the first date that the fund became available in the VAA. Because standard performance reporting periods of less than one year could be misleading, we may report "N/As" for standard performance until one year after a fund became available in the separate account.


Because the AllianceBernstein Small Cap Value Portfolio, Delaware VIP US Growth, Fidelity VIP Contrafund, Janus Mid Cap Growth Portfolio, Janus Balanced Portfolio, Janus Worldwide Growth Portfolio, Lincoln VIP Aggressive Growth, Lincoln VIP Capital Appreciation, Lincoln VIP Global Asset Allocation, Lincoln VIP International, Lincoln VIP Social Awareness Fund, MFS VIT Capital Opportunities, Neuberger Berman Mid-Cap Growth Portfolio, Neuberger Berman Regency Portfolio, Putnam Growth & Income Fund, Putnam Health Sciences Fund, Scudder VIT EAFE Equity Index and Scudder VIT Small Cap Index subaccounts were not in existence as of December 31, 2002, standard performance information is not provided for these subaccounts.



Mergers and substitutions. Effective following the close of business on or about May 19, 2003: (1) shares of the American Funds Growth Fund will be substituted for shares of the AIM VI Capital Appreciation Fund, AllianceBernstein Growth Portfolio, Delaware VIP Select Growth Series, and MFS VIT Research Series; (2) shares of the American Funds Growth-Income Fund will be substituted for shares of the FTVIPT Franklin Mutual Shares Securities Fund;
(3) shares of the American Funds International Fund will be substituted for shares of the Delaware VIP Emerging Market Series, FTVIPT Templeton Foreign Securities Fund, Liberty Variable Investment Trust Newport Tiger Fund; (4) shares of the Lincoln VIP Social Awareness will be substituted for shares of the Delaware VIP Social Awareness Series (the performance in the tables for periods prior to the substitution reflect performance of the Delaware VIP Social Awareness Series); and (5) shares of the Scudder VIT Equity 500 Index Fund will be substituted for shares of the Fidelity VIP Growth Opportunities Portfolio.

A. Standard Performance Data



   Period Ending December 31, 2002



                                                                                    Since
                                                                     1-year  5-year Inception
                                                          Subaccount With    With   With
                                                          Commenced  EGMDB   EGMDB  EGMDB
---------------------------------------------------------------------------------------------
AIM V.I. Growth Fund                                      11/20/1998 (41.1)%  N/A     (18.0)%
AIM V.I. International Growth Fund                        11/20/1998 (26.2)   N/A     (12.7)
AIM V.I. Premier Equity Fund                              11/20/1998 (40.4)   N/A     (10.8)
AllianceBernstein Growth & Income Portfolio (Class B)      2/22/2000 (32.4)   N/A      (6.0)
AllianceBernstein Premier Growth Portfolio (Class B)       2/22/2000 (40.8)   N/A     (27.4)
AllianceBernstein Small Cap Value Portfolio (Class B)      9/19/2001 (16.8)   N/A       0.2
AllianceBernstein Technology Portfolio (Class B)           2/22/2000 (51.6)   N/A     (43.0)
American Funds Global Small Capitalization Fund (Class 2)  2/22/2000 (29.3)   N/A     (28.2)
American Funds Growth Fund (Class 2)                       2/22/2000 (34.6)   N/A     (22.2)
American Funds Growth-Income Fund (Class 2)                2/22/2000 (28.6)   N/A      (6.9)
American Funds International Fund (Class 2)                2/22/2000 (25.1)   N/A     (29.4)
Delaware VIP Large Cap Value Series (Service Class)       11/20/1998 (29.0)   N/A      (7.7)
Delaware VIP High Yield Series (Service Class)            11/20/1998  (8.9)   N/A      (6.0)
Delaware VIP REIT Series (Service Class)                  11/20/1998  (6.3)   N/A       6.5
Delaware VIP Small Cap Value Series (Service Class)       11/20/1998 (16.2)   N/A       2.0
Delaware VIP Trend Series (Service Class)                 11/20/1998 (30.3)   N/A       0.8
Delaware VIP U.S. Growth Series (Service Class)            9/19/2001 (39.3)   N/A     (22.6)
Fidelity(R) VIP Contrafund Portfolio (Service Class 2)     9/19/2001 (20.0)   N/A      (9.3)
Fidelity(R) VIP Equity-Income Portfolio (Service Class 2) 11/20/1998 (27.4)   N/A      (5.6)
Fidelity(R) VIP Growth Portfolio (Service Class 2)        11/20/1998 (40.3)   N/A     (10.5)
Fidelity(R) VIP Overseas Portfolio (Service Class 2)      11/20/1998 (30.6)   N/A     (11.1)
FTVIP Franklin Small Cap Fund (Class 2)                    2/22/2000 (38.7)   N/A     (30.7)
FTVIPT Templeton Growth Securities Fund (Class 2)          2/22/2000 (28.7)   N/A      (9.0)
Janus Aspen Mid Cap Growth Portfolio (Service Class)       9/19/2001 (38.2)   N/A     (23.0)
Janus Aspen Balanced Portfolio (Service Class)             9/19/2001 (17.1)   N/A      (8.8)
Janus Aspen Worldwide Growth Portfolio (Service Class)     9/19/2001 (35.8)   N/A     (20.0)
Lincoln VIP Aggressive Growth Fund (Service Class)         9/19/2001 (40.3)   N/A     (19.2)
Lincoln VIP Bond Fund (Standard Class)                    11/20/1998  (0.6)   N/A       3.2
Lincoln VIP Capital Appreciation Fund (Service Class)      9/19/2001 (37.0)   N/A     (20.5)
Lincoln VIP Global Asset Allocation Fund (Service Class)   9/19/2001 (22.3)   N/A     (11.2)
Lincoln VIP International Fund (Standard Class)            9/19/2001 (21.2)   N/A      (9.7)
Lincoln VIP Money Market Fund (Standard Class)            11/20/1998  (9.2)   N/A       0.5
Lincoln VIP Social Awareness Fund (Standard Class)         9/19/2001 (32.3)   N/A     (16.7)
MFS(R) VIT Capital Opportunities Series (Service Class)    9/19/2001 (39.8)   N/A     (21.7)
MFS(R) VIT Emerging Growth Series (Service Class)         11/20/1998 (43.8)   N/A     (12.0)
MFS(R) VIT Total Return Series (Service Class)            11/20/1998 (15.8)   N/A      (0.0)
MFS(R) VIT Utilities Series (Service Class)               11/20/1998 (33.0)   N/A      (8.0)
Neuberger Berman AMT Mid-Cap Growth Portfolio              9/19/2001 (39.4)   N/A     (20.6)
Neuberger Berman AMT Regency Portfolio                     9/19/2001 (20.9)   N/A      (8.6)
Putnam VT Growth & Income Fund (Class IB)                  9/19/2001 (29.2)   N/A     (18.0)
Putnam VT Health Sciences Fund (Class IB)                  9/19/2001 (30.5)   N/A     (21.1)
Scudder VIT EAFE Equity Index Fund (Class B)               9/19/2001 (31.8)   N/A     (22.0)
Scudder VIT Equity 500 Index Fund (Class A)               11/20/1998 (32.5)   N/A      (9.5)
Scudder VIT Small Cap Index Fund (Class A)                 9/19/2001 (30.8)   N/A     (11.4)

B. Standard Performance Data (assuming the i4LIFE/SM/ Advantage is in effect)



  Period Ending December 31, 2002



                                                                                    10-year/
                                                          Subaccount                Since
                                                          Commenced  1-year  5-year Inception
---------------------------------------------------------------------------------------------
AIM V.I. Growth Fund                                      11/20/1998 (41.0)%  N/A     (17.8)%
AIM V.I. International Growth Fund                        11/20/1998 (26.1)   N/A     (12.5)
AIM V.I. Premier Equity Fund                              11/20/1998 (40.4)   N/A     (10.7)
AllianceBernstein Growth & Income Portfolio (Class B)      2/22/2000 (32.3)   N/A      (6.0)
AllianceBernstein Premier Growth Portfolio (Class B)       2/22/2000 (40.7)   N/A     (27.2)
AllianceBernstein Small Cap Value Portfolio (Class B)      9/19/2001 (16.8)   N/A       0.2
AllianceBernstein Technology Portfolio (Class B)           2/22/2000 (51.5)   N/A     (42.6)
American Funds Global Small Capitalization Fund (Class 2)  2/22/2000 (29.2)   N/A     (28.0)
American Funds Growth Fund (Class 2)                       2/22/2000 (34.5)   N/A     (22.1)
American Funds Growth-Income Fund (Class 2)                2/22/2000 (28.5)   N/A      (6.8)
American Funds International Fund (Class 2)                2/22/2000 (25.1)   N/A     (29.2)
Delaware VIP Large Cap Value Series (Service Class)       11/20/1998 (29.0)   N/A      (7.6)
Delaware VIP High Yield Series (Service Class)            11/20/1998  (8.9)   N/A      (5.9)
Delaware VIP REIT Series (Service Class)                  11/20/1998  (6.2)   N/A       6.4
Delaware VIP Small Cap Value Series (Service Class)       11/20/1998 (16.1)   N/A       2.0
Delaware VIP Trend Series (Service Class)                 11/20/1998 (30.2)   N/A       0.8
Delaware VIP U.S. Growth Series (Service Class)            9/19/2001 (39.2)   N/A     (22.5)
Fidelity(R) VIP Contrafund Portfolio (Service Class 2)     9/19/2001 (19.9)   N/A      (9.3)
Fidelity(R) VIP Equity-Income Portfolio (Service Class 2) 11/20/1998 (27.3)   N/A      (5.6)
Fidelity(R) VIP Growth Portfolio (Service Class 2)        11/20/1998 (40.2)   N/A     (10.4)
Fidelity(R) VIP Overseas Portfolio (Service Class 2)      11/20/1998 (30.6)   N/A     (11.0)
FTVIP Franklin Small Cap Fund (Class 2)                    2/22/2000 (38.6)   N/A     (30.5)
FTVIPT Templeton Growth Securities Fund (Class 2)          2/22/2000 (28.6)   N/A      (8.9)
Janus Aspen Mid Cap Growth Portfolio (Service Class)       9/19/2001 (38.1)   N/A     (23.0)
Janus Aspen Balanced Portfolio (Service Class)             9/19/2001 (17.1)   N/A      (8.8)
Janus Aspen Worldwide Growth Portfolio (Service Class)     9/19/2001 (35.7)   N/A     (19.9)
Lincoln VIP Aggressive Growth Fund (Service Class)         9/19/2001 (40.2)   N/A     (19.1)
Lincoln VIP Bond Fund (Standard Class)                    11/20/1998  (0.6)   N/A       3.2
Lincoln VIP Capital Appreciation Fund (Service Class)      9/19/2001 (37.0)   N/A     (20.5)
Lincoln VIP Global Asset Allocation Fund (Service Class)   9/19/2001 (22.3)   N/A     (11.1)
Lincoln VIP International Fund (Standard Class)            9/19/2001 (21.1)   N/A      (9.7)
Lincoln VIP Money Market Fund (Standard Class)            11/20/1998  (9.2)   N/A       0.6
Lincoln VIP Social Awareness Fund (Standard Class)         9/19/2001 (32.2)   N/A     (16.6)
MFS(R) VIT Capital Opportunities Series (Service Class)    9/19/2001 (39.8)   N/A     (21.6)
MFS(R) VIT Emerging Growth Series (Service Class)         11/20/1998 (43.7)   N/A     (11.8)
MFS(R) VIT Total Return Series (Service Class)            11/20/1998 (15.8)   N/A      (0.0)
MFS(R) VIT Utilities Series (Service Class)               11/20/1998 (33.0)   N/A      (7.9)
Neuberger Berman AMT Mid-Cap Growth Portfolio              9/19/2001 (39.3)   N/A     (20.5)
Neuberger Berman AMT Regency Portfolio                     9/19/2001 (20.9)   N/A      (8.6)
Putnam VT Growth & Income Fund (Class IB)                  9/19/2001 (29.1)   N/A     (17.9)
Putnam VT Health Sciences Fund (Class IB)                  9/19/2001 (30.5)   N/A     (21.0)
Scudder VIT EAFE Equity Index Fund (Class B)               9/19/2001 (31.7)   N/A     (21.9)
Scudder VIT Equity 500 Index Fund (Class A)               11/20/1998 (32.4)   N/A      (9.4)
Scudder VIT Small Cap Index Fund (Class A)                 9/19/2001 (30.7)   N/A     (11.4)

Non-standard investment results:


The VAA may report its results over various periods--daily, monthly, three-month, six-month, year-to-date, yearly (fiscal year), three, five, ten years or more and lifetime--and compare its results to indices and other variable annuities in sales materials including advertisements, brochures and reports. Performance information is for the periods prior to the date that a fund became available in the VAA. This performance will be calculated based on
(1) the performance of the fund adjusted for contract charges (ie: mortality and expense risk fees, any applicable administrative charges), and the management and other expenses of the fund and (2) the assumption that the subaccounts were in existence for the same periods as indicated for the fund. It may or may not reflect charges for any options (ie: EEB), the annual account fee, or surrender charges that were in effect during the time periods shown. This performance is referred to as non-standardized performance data and is hypothetical. Such results may be computed on a cumulative and/or annualized basis. We may provide illustrations of income payments and values during the annuity payout period, based on historical or hypothetical rates of return that are not guaranteed. We may also report non-standard performance assuming that you deposited $10,000 into a subaccount at inception of the underlying fund or 10 years ago (whichever is less). This non-standard performance may be shown as a graph illustrating how that deposit would have increased or decreased in value over time based on the performance of the underlying fund adjusted for contract charges. This information represents past performance and does not indicate or represent future performance. The investment return and value of a contract will fluctuate so that contractowner's investment may be worth more or less than the original investment. Cumulative quotations are arrived at by calculating the change in accumulation unit value between the first and last day of the base period being measured, and expressing the difference as a percentage of the unit value at the beginning of the base period. Annualized quotations are arrived at by applying a formula which reflects the level rate of return, which if earned over the entire base period, would produce the cumulative return.





The performance numbers in the following tables do not reflect bonus and persistency credits.



A. Non-Standard Performance Data:



   Period Ending December 31, 2002


                                                          YTD     1-year  3-year  5-year  10-year
                                                          With    With    With    With    With             As if
                                                          EGMDB   EGMDB   EGMDB   EGMDB   EGMDB   Lifetime Commenced
---------------------------------------------------------------------------------------------------------------------
AIM V.I. Growth Fund                                      (41.1)% (41.1)% (36.6)% (12.2)%   N/A      1.5%    5/5/1993
AIM V.I. International Growth Fund                        (26.2)  (26.2)  (30.6)   (8.9)    N/A      0.8     5/5/1993
AIM V.I. Premier Equity Fund                              (40.4)  (40.4)  (26.2)   (6.0)    N/A      5.5     5/5/1993
AllianceBernstein Growth & Income Portfolio (Class B)     (32.4)  (32.4)   (9.1)    0.2     8.8%     7.9    1/14/1991
AllianceBernstein Premier Growth Portfolio (Class B)      (40.8)  (40.8)  (28.6)   (5.0)    6.9      7.8    6/26/1992
AllianceBernstein Small Cap Value Portfolio (Class B)     (16.8)  (16.8)    N/A     N/A     N/A     (4.4)    5/1/2001
AllianceBernstein Technology Portfolio (Class B)          (51.6)  (51.6)  (38.2)   (4.0)    N/A     (0.8)   1/11/1996
American Funds Global Small Capitalization Fund (Class 2) (29.3)  (29.3)  (22.2)    N/A     N/A     (0.2)   4/30/1998
American Funds Growth Fund (Class 2)                      (34.6)  (34.6)  (19.3)    3.4     9.9     11.6     2/8/1984
American Funds Growth-Income Fund (Class 2)               (28.6)  (28.6)   (8.4)    0.2     8.2     10.3     2/8/1984
American Funds International Fund (Class 2)               (25.1)  (25.1)  (25.3)   (0.8)    6.1      4.8     5/1/1990
Delaware VIP Large Cap Value Series (Service Class)       (29.0)  (29.0)   (9.8)   (4.8)    6.6      5.9    7/28/1988
Delaware VIP High Yield Series (Service Class)             (8.9)   (8.9)  (10.8)   (4.8)    2.4      4.3    7/28/1988
Delaware VIP REIT Series (Service Class)                   (6.3)   (6.3)    9.8     N/A     N/A      2.8     5/4/1998
Delaware VIP Small Cap Value Series (Service Class)       (16.2)  (16.2)    2.9    (1.0)    N/A      7.7   12/27/1993
Delaware VIP Trend Series (Service Class)                 (30.3)  (30.3)  (20.2)    1.1     N/A      7.8   12/27/1993
Delaware VIP U.S. Growth Series (Service Class)           (39.3)  (39.3)  (26.5)    N/A     N/A    (23.4)  11/15/1999
Fidelity(R) VIP Contrafund Portfolio (Service Class 2)    (20.0)  (20.0)  (15.2)    0.2     N/A      9.6     1/3/1995
Fidelity(R) VIP Equity-Income Portfolio (Service Class 2) (27.4)  (27.4)  (10.5)   (3.3)    7.4      7.7    10/9/1986
Fidelity(R) VIP Growth Portfolio (Service Class 2)        (40.3)  (40.3)  (26.7)   (4.1)    6.1      8.1    10/9/1986
Fidelity(R) VIP Overseas Portfolio (Service Class 2)      (30.6)  (30.6)  (26.8)   (7.8)    2.4      1.9    1/28/1987
FTVIP Franklin Small Cap Fund (Class 2)                   (38.7)  (38.7)  (26.3)   (3.4)    N/A      3.8    11/1/1995
FTVIPT Templeton Growth Securities Fund (Class 2)         (28.7)  (28.7)  (11.8)   (1.9)    N/A      3.9    3/15/1994
Janus Aspen Mid Cap Growth Portfolio (Service Class)      (38.2)  (38.2)  (42.1)   (6.0)    N/A      4.8    9/13/1993
Janus Aspen Balanced Portfolio (Service Class)            (17.1)  (17.1)   (9.7)    4.8     N/A      9.5    9/13/1993
Janus Aspen Worldwide Growth Portfolio (Service Class)    (35.8)  (35.8)  (28.2)   (3.1)    N/A      7.9    9/13/1993
Lincoln VIP Aggressive Growth Fund (Service Class)        (40.3)  (40.3)  (30.1)  (13.6)    N/A     (2.0)    2/3/1994
Lincoln VIP Bond Fund (Standard Class)                     (0.6)   (0.6)    5.5     4.0     5.2      8.2   12/28/1981
Lincoln VIP Capital Appreciation Fund (Service Class)     (37.1)  (37.1)  (29.9)   (5.3)    N/A      4.3     2/3/1994
Lincoln VIP Global Asset Allocation Fund (Service Class)  (22.3)  (22.3)  (13.8)   (4.1)    4.6      5.2     8/3/1987
Lincoln VIP International Fund (Standard Class)           (21.2)  (21.2)  (12.3)   (1.8)    4.9      3.1     5/1/1991
Lincoln VIP Money Market Fund (Standard Class)             (9.2)   (9.2)   (1.0)    1.0     2.3      4.1     1/7/1982
Lincoln VIP Social Awareness Fund (Standard Class)        (32.3)  (32.3)  (19.4)   (5.7)    7.9      9.3     5/2/1988
MFS(R) VIT Capital Opportunities Series (Service Class)   (39.8)  (39.8)  (26.3)   (4.3)    N/A      1.7    8/14/1996
MFS(R) VIT Emerging Growth Series (Service Class)         (43.8)  (43.8)  (37.2)   (7.2)    N/A      2.0    7/24/1995
MFS(R) VIT Total Return Series (Service Class)            (15.8)  (15.8)   (1.7)    1.6     N/A      8.1     1/3/1995
MFS(R) VIT Utilities Series (Service Class)               (33.0)  (33.0)  (20.5)   (4.3)    N/A      6.6     1/3/1995
Neuberger Berman AMT Mid-Cap Growth Portfolio             (39.4)  (39.4)  (27.6)   (2.3)    N/A      1.2    11/3/1997
Neuberger Berman AMT Regency Portfolio                    (20.9)  (20.9)    N/A     N/A     N/A    (16.6)   8/22/2001
Putnam VT Growth & Income Fund (Class IB)                 (29.2)  (29.2)  (11.7)   (4.3)    6.4      8.3     2/1/1988
Putnam VT Health Sciences Fund (Class IB)                 (30.5)  (30.5)   (9.0)    N/A     N/A     (5.0)    5/1/1998
Scudder VIT EAFE Equity Index Fund (Class B)              (31.8)  (31.8)  (27.6)   (9.0)    N/A     (9.5)   8/22/1997
Scudder VIT Equity 500 Index Fund (Class A)               (32.5)  (32.5)  (20.7)   (4.3)    N/A     (3.6)   10/1/1997
Scudder VIT Small Cap Index Fund (Class A)                (30.8)  (30.8)  (13.3)   (5.2)    N/A     (3.9)   8/25/1997

B. Non-Standard Performance Data (not adjusted for surrender charges or account fee):



   Period Ending December 31, 2002





                                                          YTD     1-year  3-year  5-year  10-year
                                                          With    With    With    With    With             As if
                                                          EGMDB   EGMDB   EGMDB   EGMDB   EGMDB   Lifetime Commenced
---------------------------------------------------------------------------------------------------------------------
AIM V.I. Growth Fund                                      (32.6)% (32.6)% (30.5)% (10.2)%   N/A      1.5%    5/5/1993
AIM V.I. International Growth Fund                        (17.7)  (17.7)  (25.5)   (7.2)    N/A      0.8     5/5/1993
AIM V.I. Premier Equity Fund                              (31.9)  (31.9)  (21.6)   (4.5)    N/A      5.5     5/5/1993
AllianceBernstein Growth & Income Portfolio (Class B)     (23.9)  (23.9)   (6.0)    1.4     8.9%     8.0    1/14/1991
AllianceBernstein Premier Growth Portfolio (Class B)      (32.3)  (32.3)  (23.7)   (3.6)    7.0      7.8    6/26/1992
AllianceBernstein Small Cap Value Portfolio (Class B)      (8.3)   (8.3)    N/A     N/A     N/A      0.8     5/1/2001
AllianceBernstein Technology Portfolio (Class B)          (43.1)  (43.1)  (31.9)   (2.6)    N/A     (0.2)   1/11/1996
American Funds Global Small Capitalization Fund (Class 2) (20.7)  (20.7)  (18.0)    N/A     N/A      1.0    4/30/1998
American Funds Growth Fund (Class 2)                      (26.0)  (26.0)  (15.4)    4.4     9.9     11.6     2/8/1984
American Funds Growth-Income Fund (Class 2)               (20.0)  (20.0)   (5.3)    1.4     8.2     10.3     2/8/1984
American Funds International Fund (Class 2)               (16.6)  (16.6)  (20.8)    0.4     6.2      4.8     5/1/1990
Delaware VIP Large Cap Value Series (Service Class)       (20.5)  (20.5)   (6.6)   (3.4)    6.6      5.9    7/28/1988
Delaware VIP High Yield Series (Service Class)             (0.4)   (0.4)   (7.5)   (3.3)    2.5      4.3    7/28/1988
Delaware VIP REIT Series (Service Class)                    2.3     2.3    11.9     N/A     N/A      4.0     5/4/1998
Delaware VIP Small Cap Value Series (Service Class)        (7.7)   (7.7)    5.4     0.3     N/A      7.7   12/27/1993
Delaware VIP Trend Series (Service Class)                 (21.7)  (21.7)  (16.2)    2.3     N/A      7.8   12/27/1993
Delaware VIP U.S. Growth Series (Service Class)           (30.8)  (30.8)  (21.9)    N/A     N/A    (19.7)  11/15/1999
Fidelity(R) VIP Contrafund Portfolio (Service Class 2)    (11.5)  (11.5)  (11.6)    1.4     N/A      9.9     1/3/1995
Fidelity(R) VIP Equity-Income Portfolio (Service Class 2) (18.9)  (18.9)   (7.3)   (2.0)    7.4      7.7    10/9/1986
Fidelity(R) VIP Growth Portfolio (Service Class 2)        (31.8)  (31.8)  (22.0)   (2.7)    6.1      8.1    10/9/1986
Fidelity(R) VIP Overseas Portfolio (Service Class 2)      (22.1)  (22.1)  (22.1)   (6.2)    2.4      2.0    1/28/1987
FTVIP Franklin Small Cap Fund (Class 2)                   (30.2)  (30.2)  (21.6)   (2.1)    N/A      4.1    11/1/1995
FTVIPT Templeton Growth Securities Fund (Class 2)         (20.2)  (20.2)   (8.5)   (0.7)    N/A      4.1    3/15/1994
Janus Aspen Mid Cap Growth Portfolio (Service Class)      (29.7)  (29.7)  (35.0)   (4.5)    N/A      4.8    9/13/1993
Janus Aspen Balanced Portfolio (Service Class)             (8.6)   (8.6)   (6.5)    5.8     N/A      9.5    9/13/1993
Janus Aspen Worldwide Growth Portfolio (Service Class)    (27.3)  (27.3)  (23.3)   (1.8)    N/A      7.9    9/13/1993
Lincoln VIP Aggressive Growth Fund (Service Class)        (31.8)  (31.8)  (25.0)  (11.6)    N/A     (1.7)    2/3/1994
Lincoln VIP Bond Fund (Standard Class)                      7.9     7.9     7.9     5.0     5.2      8.2   12/28/1981
Lincoln VIP Capital Appreciation Fund (Service Class)     (28.5)  (28.5)  (24.8)   (3.8)    N/A      4.4     2/3/1994
Lincoln VIP Global Asset Allocation Fund (Service Class)  (13.8)  (13.8)  (10.4)   (2.7)    4.6      5.2     8/3/1987
Lincoln VIP International Fund (Standard Class)           (12.7)  (12.7)   (9.0)   (0.5)    4.9      3.1     5/1/1991
Lincoln VIP Money Market Fund (Standard Class)             (0.7)   (0.7)    1.7     2.2     2.3      4.1     1/7/1982
Lincoln VIP Social Awareness Fund (Standard Class)        (23.8)  (23.8)  (15.4)   (4.3)    7.9      9.4     5/2/1988
MFS(R) VIT Capital Opportunities Series (Service Class)   (31.3)  (31.3)  (21.6)   (2.9)    N/A      2.3    8/14/1996
MFS(R) VIT Emerging Growth Series (Service Class)         (35.3)  (35.3)  (31.1)   (5.6)    N/A      2.4    7/24/1995
MFS(R) VIT Total Return Series (Service Class)             (7.3)   (7.3)    1.0     2.7     N/A      8.3     1/3/1995
MFS(R) VIT Utilities Series (Service Class)               (24.5)  (24.5)  (16.4)   (2.9)    N/A      6.9     1/3/1995
Neuberger Berman AMT Mid-Cap Growth Portfolio             (30.8)  (30.8)  (22.8)   (1.0)    N/A      2.1    11/3/1997
Neuberger Berman AMT Regency Portfolio                    (12.4)  (12.4)    N/A     N/A     N/A    (10.0)   8/22/2001
Putnam VT Growth & Income Fund (Class IB)                 (20.7)  (20.7)   (8.4)   (2.9)    6.4      8.3     2/1/1988
Putnam VT Health Sciences Fund (Class IB)                 (22.0)  (22.0)   (5.9)    N/A     N/A     (3.5)    5/1/1998
Scudder VIT EAFE Equity Index Fund (Class B)              (23.2)  (23.2)  (22.8)   (7.3)    N/A     (8.1)   8/22/1997
Scudder VIT Equity 500 Index Fund (Class A)               (23.9)  (23.9)  (16.6)   (2.9)    N/A     (2.5)   10/1/1997
Scudder VIT Small Cap Index Fund (Class A)                (22.2)  (22.2)   (9.9)   (3.8)    N/A     (2.8)   8/25/1997

C. Non-Standard Performance Data (assuming i4LIFE/SM/ Advantage is in effect):



   Period Ending December 31, 2002





                                                                                                              As if
                                                             YTD     1 Year  3 Year  5 Year  10 Year Lifetime Commenced
------------------------------------------------------------------------------------------------------------------------
AIM V.I. Growth Fund                                         (41.0)% (41.0)% (36.3)% (12.0)%   N/A      1.4%    5/5/1993
AIM V.I. International Growth Fund                           (26.1)  (26.1)  (30.4)   (8.8)    N/A      0.8     5/5/1993
AIM V.I. Premier Equity Fund                                 (40.4)  (40.4)  (26.0)   (5.9)    N/A      5.4     5/5/1993
AllianceBernstein Growth & Income Portfolio (Class B)        (32.3)  (32.3)   (9.1)    0.2     8.7%     7.8    1/14/1991
AllianceBernstein Premier Growth Portfolio (Class B)         (40.7)  (40.7)  (28.4)   (4.9)    6.8      7.7    6/26/1992
AllianceBernstein Small Cap Value Portfolio (Class B)        (16.8)  (16.8)    N/A     N/A     N/A     (4.3)    5/1/2001
AllianceBernstein Technology Portfolio (Class B)             (51.5)  (51.5)  (37.9)   (3.9)    N/A     (0.8)   1/11/1996
American Funds Global Small Capitalization Fund (Class 2)    (29.2)  (29.2)  (22.0)    N/A     N/A     (0.2)   4/30/1998
American Funds Growth Fund (Class 2)                         (34.5)  (34.5)  (19.2)    3.4     9.8     11.3     2/8/1984
American Funds Growth-Income Fund (Class 2)                  (28.5)  (28.5)   (8.3)    0.2     8.1     10.0     2/8/1984
American Funds International Fund (Class 2)                  (25.1)  (25.1)  (25.1)   (0.8)    6.0      4.7     5/1/1990
Delaware VIP Large Cap Value Series (Service Class)          (29.0)  (29.0)   (9.7)   (4.8)    6.5      5.8    7/28/1988
Delaware VIP High Yield Series (Service Class)                (8.9)   (8.9)  (10.7)   (4.7)    2.4      4.2    7/28/1988
Delaware VIP REIT Series (Service Class)                      (6.2)   (6.2)    9.7     N/A     N/A      2.8     5/4/1998
Delaware VIP Small Cap Value Series (Service Class)          (16.1)  (16.1)    2.9    (0.9)    N/A      7.5   12/27/1993
Delaware VIP Trend Series (Service Class)                    (30.2)  (30.2)  (20.1)    1.1     N/A      7.7   12/27/1993
Delaware VIP U.S. Growth Series (Service Class)              (39.2)  (39.2)  (26.3)    N/A     N/A    (23.3)  11/15/1999
Fidelity(R) VIP Contrafund Portfolio (Service Class 2)       (19.9)  (19.9)  (15.0)    0.2     N/A      9.5     1/3/1995
Fidelity(R) VIP Equity-Income Portfolio (Service Class 2)    (27.3)  (27.3)  (10.4)   (3.3)    7.3      7.5    10/9/1986
Fidelity(R) VIP Growth Portfolio (Service Class 2)           (40.2)  (40.2)  (26.4)   (4.0)    6.0      7.9    10/9/1986
Fidelity(R) VIP Overseas Portfolio (Service Class 2)         (30.6)  (30.6)  (26.6)   (7.7)    2.3      1.9    1/28/1987
FTVIP Franklin Small Cap Fund (Class 2)                      (38.6)  (38.6)  (26.1)   (3.4)    N/A      3.7   10/31/1995
FTVIPT Templeton Growth Securities Fund (Class 2)            (28.6)  (28.6)  (11.7)   (1.9)    N/A      3.9    3/15/1994
Janus Aspen Mid Cap Growth Portfolio (Service Class)         (38.1)  (38.1)  (41.7)   (5.9)    N/A      4.7    9/13/1993
Janus Aspen Balanced Portfolio (Service Class)               (17.1)  (17.1)   (9.6)    4.8     N/A      9.3    9/13/1993
Janus Aspen Worldwide Growth Portfolio (Service Class)       (35.7)  (35.7)  (27.9)   (3.1)    N/A      7.8    9/13/1993
Lincoln VIP Aggressive Growth Fund (Service Class)           (40.2)  (40.2)  (29.8)  (13.4)    N/A     (1.9)    2/3/1994
Lincoln VIP Bond Fund (Standard Class)                        (0.6)   (0.6)    5.5     4.0     5.1      8.0   12/28/1981
Lincoln VIP Capital Appreciation Fund (Service Class)        (37.0)  (37.0)  (29.6)   (5.2)    N/A      4.2     2/3/1994
Lincoln VIP Global Asset Allocation Fund (Service Class)     (22.3)  (22.3)  (13.7)   (4.0)    4.5      5.0     8/3/1987
Lincoln VIP International Fund (Standard Class)              (21.1)  (21.1)  (12.2)   (1.8)    4.8      3.0     5/1/1991
Lincoln VIP Money Market Fund (Standard Class)                (9.2)   (9.2)   (0.9)    1.0     2.2      4.0     1/7/1982
Lincoln VIP Social Awareness Fund (Standard Class)           (32.2)  (32.2)  (19.2)   (5.7)    7.8      9.1     5/2/1988
MFS(R) VIT Capital Opportunities Series (Service Class)      (39.8)  (39.8)  (26.1)   (4.3)    N/A      1.7    8/14/1996
MFS(R) VIT Emerging Growth Series (Service Class)            (43.7)  (43.7)  (36.9)   (7.1)    N/A      2.0    7/24/1995
MFS(R) VIT Total Return Series (Service Class)               (15.8)  (15.8)   (1.7)    1.5     N/A      8.0     1/3/1995
MFS(R) VIT Utilities Series (Service Class)                  (33.0)  (33.0)  (20.3)   (4.3)    N/A      6.5     1/3/1995
Neuberger Berman AMT Mid-Cap Growth Portfolio                (39.3)  (39.3)  (27.4)   (2.2)    N/A      1.2    11/3/1997
Neuberger Berman AMT Regency Portfolio                       (20.9)  (20.9)    N/A     N/A     N/A    (16.5)   8/22/2001
Putnam VT Growth & Income Fund (Class IB)                    (29.1)  (29.1)  (11.6)   (4.3)    6.3      8.1     2/1/1988
Putnam VT Health Sciences Fund (Class IB)                    (30.5)  (30.5)   (9.0)    N/A     N/A     (5.0)    5/1/1998
Scudder VIT EAFE Equity Index Fund (Class B)                 (31.7)  (31.7)  (27.4)   (8.9)    N/A     (9.4)   8/22/1997
Scudder VIT Equity 500 Index Fund (Class A)                  (32.4)  (32.4)  (20.5)   (4.2)    N/A     (3.5)   10/1/1997
Scudder VIT Small Cap Index Fund (Class A)                   (30.7)  (30.7)  (13.2)   (5.2)    N/A     (3.9)   8/25/1997



Performance figures above do not reflect the cost of the Guaranteed Income Benefit Rider. If contractowners had elected the Guaranteed Income Benefit Rider, the return would have been lower.

B. Non-Standard Performance Data (not adjusted for surrender charges or account fee and assumes to i4LIFE/SM/ Advantage is in effect):



   Period Ending December 31, 2002



                                                                                                           As if
                                                          YTD     1 Year  3 Year  5 Year  10 Year Lifetime Commenced
---------------------------------------------------------------------------------------------------------------------
AIM V.I. Growth Fund                                      (32.5)% (32.5)% (30.3)% (10.1)%   N/A      1.4%    5/5/1993
AIM V.I. International Growth Fund                        (17.6)  (17.6)  (25.3)   (7.1)    N/A      0.8     5/5/1993
AIM V.I. Premier Equity Fund                              (31.9)  (31.9)  (21.4)   (4.4)    N/A      5.4     5/5/1993
AllianceBernstein Growth & Income Portfolio (Class B)     (23.8)  (23.8)   (6.0)    1.4     8.7%     7.8    1/14/1991
AllianceBernstein Premier Growth Portfolio (Class B)      (32.2)  (32.2)  (23.5)   (3.5)    6.8      7.7    6/26/1992
AllianceBernstein Small Cap Value Portfolio (Class B)      (8.3)   (8.3)    N/A     N/A     N/A      0.8     5/1/2001
AllianceBernstein Technology Portfolio (Class B)          (43.0)  (43.0)  (31.6)   (2.6)    N/A     (0.2)   1/11/1996
American Funds Global Small Capitalization Fund (Class 2) (20.7)  (20.7)  (17.9)    N/A     N/A      1.0    4/30/1998
American Funds Growth Fund (Class 2)                      (26.0)  (26.0)  (15.3)    4.4     9.8     11.3     2/8/1984
American Funds Growth-Income Fund (Class 2)               (20.0)  (20.0)   (5.3)    1.4     8.1     10.0     2/8/1984
American Funds International Fund (Class 2)               (16.6)  (16.6)  (20.6)    0.4     6.0      4.7     5/1/1990
Delaware VIP Large Cap Value Series (Service Class)       (20.5)  (20.5)   (6.6)   (3.4)    6.5      5.8    7/28/1988
Delaware VIP High Yield Series (Service Class)             (0.4)   (0.4)   (7.5)   (3.3)    2.4      4.2    7/28/1988
Delaware VIP REIT Series (Service Class)                    2.3     2.3    11.9     N/A     N/A      3.9     5/4/1998
Delaware VIP Small Cap Value Series (Service Class)        (7.6)   (7.6)    5.4     0.3     N/A      7.5   12/27/1993
Delaware VIP Trend Series (Service Class)                 (21.7)  (21.7)  (16.1)    2.3     N/A      7.7   12/27/1993
Delaware VIP U.S. Growth Series (Service Class)           (30.7)  (30.7)  (21.7)    N/A     N/A    (19.5)  11/15/1999
Fidelity(R) VIP Contrafund Portfolio (Service Class 2)    (11.4)  (11.4)  (11.5)    1.4     N/A      9.7     1/3/1995
Fidelity(R) VIP Equity-Income Portfolio (Service Class 2) (18.8)  (18.8)   (7.2)   (2.0)    7.3      7.5    10/9/1986
Fidelity(R) VIP Growth Portfolio (Service Class 2)        (31.7)  (31.7)  (21.8)   (2.6)    6.0      7.9    10/9/1986
Fidelity(R) VIP Overseas Portfolio (Service Class 2)      (22.1)  (22.1)  (21.9)   (6.1)    2.3      1.9    1/28/1987
FTVIP Franklin Small Cap Fund (Class 2)                   (30.1)  (30.1)  (21.5)   (2.0)    N/A      4.1   10/31/1995
FTVIPT Templeton Growth Securities Fund (Class 2)         (20.1)  (20.1)   (8.4)   (0.7)    N/A      4.1    3/15/1994
Janus Aspen Mid Cap Growth Portfolio (Service Class)      (29.6)  (29.6)  (34.7)   (4.4)    N/A      4.7    9/13/1993
Janus Aspen Balanced Portfolio (Service Class)             (8.6)   (8.6)   (6.5)    5.8     N/A      9.3    9/13/1993
Janus Aspen Worldwide Growth Portfolio (Service Class)    (27.2)  (27.2)  (23.1)   (1.8)    N/A      7.8    9/13/1993
Lincoln VIP Aggressive Growth Fund (Service Class)        (31.7)  (31.7)  (24.8)  (11.4)    N/A     (1.7)    2/3/1994
Lincoln VIP Bond Fund (Standard Class)                      7.9     7.9     7.8     5.0     5.1      8.0   12/28/1981
Lincoln VIP Capital Appreciation Fund (Service Class)     (28.5)  (28.5)  (24.6)   (3.8)    N/A      4.4     2/3/1994
Lincoln VIP Global Asset Allocation Fund (Service Class)  (13.8)  (13.8)  (10.3)   (2.6)    4.5      5.0     8/3/1987
Lincoln VIP International Fund (Standard Class)           (12.6)  (12.6)   (8.9)   (0.5)    4.8      3.0     5/1/1991
Lincoln VIP Money Market Fund (Standard Class)             (0.6)   (0.6)    1.7     2.1     2.2      4.0     1/7/1982
Lincoln VIP Social Awareness Fund (Standard Class)        (23.7)  (23.7)  (15.3)   (4.2)    7.8      9.1     5/2/1988
MFS(R) VIT Capital Opportunities Series (Service Class)   (31.3)  (31.3)  (21.5)   (2.9)    N/A      2.2    8/14/1996
MFS(R) VIT Emerging Growth Series (Service Class)         (35.2)  (35.2)  (30.8)   (5.6)    N/A      2.3    7/24/1995
MFS(R) VIT Total Return Series (Service Class)             (7.3)   (7.3)    1.0     2.6     N/A      8.2     1/3/1995
MFS(R) VIT Utilities Series (Service Class)               (24.5)  (24.5)  (16.3)   (2.9)    N/A      6.8     1/3/1995
Neuberger Berman AMT Mid-Cap Growth Portfolio             (30.8)  (30.8)  (22.6)   (1.0)    N/A      2.1    11/3/1997
Neuberger Berman AMT Regency Portfolio                    (12.4)  (12.4)    N/A     N/A     N/A     (9.9)   8/22/2001
Putnam VT Growth & Income Fund (Class IB)                 (20.6)  (20.6)   (8.4)   (2.9)    6.3      8.1     2/1/1988
Putnam VT Health Sciences Fund (Class IB)                 (22.0)  (22.0)   (5.8)    N/A     N/A     (3.5)    5/1/1998
Scudder VIT EAFE Equity Index Fund (Class B)              (23.2)  (23.2)  (22.6)   (7.2)    N/A     (8.0)   8/22/1997
Scudder VIT Equity 500 Index Fund (Class A)               (23.9)  (23.9)  (16.5)   (2.8)    N/A     (2.4)   10/1/1997
Scudder VIT Small Cap Index Fund (Class A)                (22.2)  (22.2)   (9.8)   (3.7)    N/A     (2.8)   8/25/1997



The performance figures do not reflect the cost of the Guaranteed Income Benefit Rider. If contractowners had elected the Guaranteed Benefit Rider, the return would have been lower.

Market Value Adjustment


The following example illustrates the detailed calculations for a $50,000 deposit plus a 3% bonus credit into the fixed account with a guaranteed rate of 4.5% for a duration of five years. The intent of the example is to show the effect of the "MVA" and the 3% minimum guarantee under various interest rates on the calculation of the cash surrender (withdrawal) values. Any charges for optional death benefit risks are not taken into account in the example. The effect of the MVA is reflected in the yield rate factor in column (2) and the minimum guarantee is shown under column (4) under the "Surrender Value Calculation". The "Yield Rate Factor Calculation" and "Minimum Value Calculation" contain the explicit calculation of the yield factors and the minimum guarantee respectively. The "Annuity Value Calculation" and "Minimum Value" calculations assume the imposition of the annual $35 account fee, but that fee is waived if the contract account value at the end of a contract year is $100,000 or more. The results would be slightly different in the states where the annual fee is less than $35.

                     SAMPLE CALCULATIONS FOR MALE 35 ISSUE


       Single Premium....................... $50,000
       Premium Taxes........................ None
       Withdrawals.......................... None
       Bonus Percentage..................... 3.00%
       Guaranteed Period.................... 5 years
       Guaranteed Interest Rate............. 4.50%
       Annuity Date......................... Age 70
       Yield Rate A......................... 5.00%
       Yield Rate B......................... 6.00% End of contract year 1
                                             5.50% End of contract year 2
                                             5.00% End of contract year 3
                                             4.00% End of contract year 4
       Percentage Adjustment to Index Rate B 0.50%


                          SURRENDER VALUE CALCULATION


                                 (3)              (5)
              (1)     (2)        Adjusted (4)     Greater   (6)       (7)
              Annuity Yield Rate Annuity  Minimum of        Surrender Surrender
Contract Year Value   Factor     Value    Value   (3) & (4) Charge    Value
------------- ------- ---------- -------- ------- --------- --------- ---------
      1...... $53,783  0.944841  $50,816  $53,010  $53,010   $4,250    $48,760
      2...... $56,168  0.971964  $54,593  $54,565  $54,593   $4,250    $50,343
      3...... $58,660  1.000000  $58,660  $56,167  $58,660   $4,000    $54,660
      4...... $61,265  1.004785  $61,558  $57,817  $61,558   $3,500    $58,058
      5...... $63,987     NA     $63,987  $59,517  $63,987   $3,000    $60,987


                           ANNUITY VALUE CALCULATION


          Contract Year
          -------------
                1......         $50,000 X 1.03 X 1.045 - $35 = $53,783
                2...... $53,783 X 1.045 - $35 = $56,168
                3...... $56,168 X 1.045 - $35 = $58,660
                4...... $58,660 X 1.045 - $35 = $61,265
                5...... $61,265 X 1.045 - $35 = $63,987

                         SURRENDER CHARGE CALCULATION

               Contract Year
               ------------- SC factor Deposit     Surrender Chg
                     1......  8.5% X $50,000   =      $4,250
                     2......   8.5% X $50,000  =      $4,250
                     3......   8.0% X $50,000  =      $4,000
                     4......   7.0% X $50,000  =      $3,500
                     5......   6.0% X $50,000  =      $3,000

                         YIELD RATE FACTOR CALCULATION


                                             Adj-
               Contract Year Yield A Yield B Yield B N   Result
               ------------- ------- ------- ------- --- --------
                     1......  5.00%   6.00%   6.50%   4  0.944841
                     2......  5.00%   5.50%   6.00%   3  0.971964
                     3......  5.00%   5.00%   5.00%   2  1.000000
                     4......  5.00%   4.00%   4.50%   1  1.004785
                     5......  5.00%    N/A     N/A   N/A   N/A


                           MINIMUM VALUE CALCULATION


      Contract Year
      -------------
            1...... ($50,000 X 1.03) X 1.03 - $35 = $53,010
            2......                         $53,010 X 1.03 - $35 = $54,565
            3......                         $54,565 X 1.03 - $35 = $56,167
            4......                         $56,167 X 1.03 - $35 = $57,817
            5......                         $57,817 X 1.03 - $35 = $59,517

Annuity payouts

Variable annuity payouts
Variable annuity payouts will be determined on the basis of: (1) the dollar value of the contract on the annuity commencement date less any applicable premium tax; (2) the annuity tables contained in the contract; (3) the type of annuity option selected; and (4) the investment results of the fund(s) selected. In order to determine the amount of variable annuity payouts, Lincoln Life makes the following calculation: first, it determines the dollar amount of the first payout; second, it credits the contract with a fixed number of annuity units based on the amount of the first payout; and third, it calculates the value of the annuity units each period thereafter. These steps are explained below.

The dollar amount of the first periodic variable annuity payout is determined by applying the total value of the accumulation units credited under the contract valued as of the annuity commencement date (less any premium taxes) to the annuity tables contained in the contract. The first variable annuity payout will be paid 14 days after the annuity commencement date. This day of the month will become the day on which all future annuity payouts will be paid. Amounts shown in the tables are based on the 1983 Table "a" Individual Annuity Mortality Tables, modified, with an assumed investment return at the rate of 3%, 4%, 5% or 6% per annum. The first annuity payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the annuitant at the annuity commencement date. The assumed interest rate is the measuring point for subsequent annuity payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess. Conversely, if the actual rate is less than the assumed interest rate, annuity payouts will decrease. If the assumed rate of interest were to be increased, annuity payouts would start at a higher level but would decrease more rapidly or increase more slowly.

Lincoln Life may use sex distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.

At an annuity commencement date, the contract is credited with annuity units for each subaccount on which variable annuity payouts are based. The number of annuity units to be credited is determined by dividing the amount of the first periodic payout by the value of an annuity unit in each subaccount selected. Although the number of annuity units is fixed by this process, the value of such units will vary with the value of the underlying fund.

The amount of the second and subsequent periodic payouts is determined by multiplying the contractowner's fixed number of annuity units in each subaccount by the appropriate annuity unit value for the valuation date ending 14 days prior to the date that payout is due.

The value of each subaccount's annuity unit will be set initially at $1.00. The annuity unit value for each sub-account at the end of any valuation date is determined by multiplying the subaccount annuity unit value for the immediately preceding valuation date by the product of:

a.The net investment factor of the subaccount for the valuation period for which the annuity unit value is being determined, and

b.A factor to neutralize the assumed investment return in the annuity table.

The value of the annuity units is determined as of a valuation date 14 days prior to the payment date in order to permit calculation of amounts of annuity payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.

Proof of age, sex and survival
Lincoln Life may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.


i4LIFE/SM/ Advantage options for IRA contracts


During the Access Period, regular income payments will be determined on the basis of: (1) the dollar value of the contract on December 31 of each year prior to the initial regular income payment and each subsequent regular income payment; (2) the annuity factor for the i4LIFE/SM/ Advantage or Income4Life(R) Solution option selected; and (3) the investment results of the fixed and/or variable subaccounts selected. The initial regular income payment is determined by dividing the contract value as of December 31 of the year prior to the initial regular income payment date by 1,000 and multiplying this result by the annuity factor. Any regular income payments due in the same calendar year will be equal to the first regular income payment of the calendar year. This results in the regular income payment remaining level for a full calendar year and then adjusting at the beginning of the next calendar year. The first regular income payment of a subsequent calendar year will be determined by dividing the Account Value as of December 31 of the year prior by 1,000 and multiplying this result by the annuity factor adjusted for the remaining annuity period.



i4LIFE/SM/ Advantage annuity factors are based on whether the i4LIFE/SM/ Advantage or Income4Life(R) Solution is selected, an assumed investment return of either 3%, 4%, 5% or 6% per annum, the length of the Access Period, the length of time any regular income payments are guaranteed after the Access Period, the frequency of the regular income payments, and the age(s) and sex of the annuitant(s) as of the date the initial regular income payment is calculated, and when applicable, the 1983 Table "a" Individual Annuity Mortality Table, modified.


At the end of the Access Period, the periodic regular income payment will purchase annuity units at the then current annuity unit value. Subsequent regular income payments made after the Access Period will be calculated using annuity units as described in the Variable annuity payouts section above.

The assumed interest rate is the measuring point for subsequent regular income payments. Regular income payments will be adjusted at the beginning of each calendar year during the Access Period, regardless of whether the Account Value is invested in fixed or variable subaccounts. If the actual net investment rate (annualized) for the contract, whether based upon a fixed and/or variable subaccount, exceeds the assumed rate, the regular income payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment rate for the contract is less than the assumed rate, the regular income payment will decrease. If a higher assumed rate of interest is selected, regular income payments will start at a higher level but will decrease more rapidly or increase more slowly.

Lincoln Life may use sex-distinct annuity factors for contracts that are not associated with employer sponsored plans and where not prohibited by law.


i4LIFE/SM/ Advantage for Non-qualified contracts


During the Access Period, regular income payments will be determined on the basis of: (1) the dollar value of the contract on the valuation date not more than fourteen days prior to the initial regular income date , less any applicable premium taxes, and each regular income payment date thereafter (or each subsequent anniversary of the initial regular income date if levelized payments are selected); (2) the annuity factor for the i4LIFE/SM/ Advantage or Income4Life(R) Solution option selected; and (3) the investment results of the variable subaccounts selected. The initial regular income payment is determined by dividing the contract value as of the valuation date no more than fourteen days prior to the initial regular income payment date, less any premium taxes, by 1,000 and multiplying this result by the annuity factor. Subsequent regular income payments are determined by dividing the Account Value as of the valuation date not more than fourteen days prior to the regular income payment due date (or each subsequent anniversary of the initial regular income date if levelized payments are selected) by 1,000 and multiplying this result by the annuity factor adjusted for the remaining annuity period.



i4LIFE/SM/ Advantage annuity factors are based on whether the i4LIFE/SM/ Advantage or the Income4Life(R) Solution is selected, an assumed investment return of either 3%, 4%, 5% or 6% per annum, the length of the Access Period, the length of time any regular income payments are guaranteed after the Access Period, the frequency of the regular income payments, and the age(s) and sex of the annuitant(s) as of the date the initial regular income payment is calculated, and when applicable, the 1983 Table "a" Individual Annuity Mortality Table, modified.

At the end of the Access Period, the periodic regular income payment will purchase annuity units at the then current annuity unit value. Subsequent regular income payments made after the Access Period will be calculated using annuity units as described in the Variable annuity payouts section above.

The assumed interest rate is the measuring point for subsequent regular income payments. Each subsequent regular income payment will fluctuate. If the actual net investment rate (annualized) for the contract exceeds the assumed rate, the regular income payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment rate for the contract is less than the assumed rate, the regular income payment will decrease. If a higher assumed rate of interest is selected, regular income payments will start at a higher level but will decrease more rapidly or increase more slowly.

Lincoln Life may use sex-distinct annuity factors for contracts that are not associated with employer sponsored plans and where not prohibited by law.

Advertising and sales literature

As set forth in the Prospectus, Lincoln Life may refer to the following organizations (and others) in its marketing materials:

A.M. Best's Rating System is designed to evaluate the various factors affecting the overall performance of an insurance company in order to provide an opinion as to an insurance company's relative financial strength and ability to meet its contractual obligations. The procedure includes both a quantitative and qualitative review of each company. A.M. Best also provides certain rankings, to which Lincoln Life intends to refer.

EAFE Index is prepared by Morgan Stanley Capital International (MSCI). It measures performance of equity securities in Europe, Australasia and the Far East. The index reflects the movements of world stock markets by representing the evolution of an unmanaged portfolio. The EAFE Index offers international diversification representing over 1,000 companies across 20 different countries.

FITCH provides ratings on over 800 insurance entities in close to 30 countries. The Insurance Group maintains three significant analytical staffing centers in Chicago, London and New York, and also coordinates local analytical resources in other parts of the world on behalf of Fitch's global office network.

Lipper Variable Insurance Products Performance Analysis Service is a publisher of statistical data covering the investment company industry in the United States and overseas. Lipper is recognized as the leading source of data on open-end and closed-end funds. Lipper currently tracks the performance of over 5,000 investment companies and publishes numerous specialized reports, including reports on performance and portfolio analysis, fee and expense analysis.

Moody's insurance financial strength rating is an opinion of an insurance company's financial strength and ability to meet financial obligations. The purpose of Moody's ratings is to provide investors with a simple system of gradation by which the relative quality of insurance companies may be noted.

Morningstar is an independent financial publisher offering comprehensive statistical and analytical coverage of open-end and closed-end funds and variable annuities.

Standard & Poor's insurance claims-paying ability rating is an opinion of an operating insurance company's financial capacity to meet obligations under an insurance policy in accordance with the terms. The likelihood of a timely flow of funds from the insurer to the trustee for the bondholders is a key element in the rating determination for such debt issues.

VARDS (Variable Annuity Research and Data Service) provides a comprehensive guide to variable annuity contract features and historical fund performance.
The service also provides a readily understandable analysis of the comparative characteristics and market performance of funds inclusive in variable contracts.

Standard & Poor's 500 Index--A broad-based measurement of U.S. stock-market performance based on the weighted average performance of 500 common stocks of leading company's and leading industries; commonly known as the Standard & Poor's 500 (S&P 500). The selection of stocks, their relative weightings to reflect differences in the number of outstanding shares, and publication of the index itself are services of Standard & Poor's Corporation, a financial advisory, securities rating, and publishing firm.


NASDAQ-OTC Price Index--this index is based on the NASD Automated Quotations (NASDAQ) and represents all domestic over-the-counter stocks except those traded on exchanges and those having only one market maker, a total of some 3,500 stocks. It is market value-weighted and was introduced with a base of
100.00 on February 5, 1971.


Dow Jones Industrial Average (DJIA)--price-weighted average of 30 actively traded blue chip stocks, primarily industrials but currently including American Express Company and American Telephone and Telegraph Company. Prepared and published by Dow Jones & Company, it is the oldest and most widely quoted of all the market indicators. The average is quoted in points, not dollars.

Russell 1000 Index--Measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 that measures 3,000 of the largest U.S. companies.

Russell 2000 Index--Measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 that measures 3,000 of the largest U.S. companies.


Russell 3000(R) Index--Measures the performance of the 3,000 largest U.S. companies based on total stock value and represents 98% of the U.S. equity market. As of June 2002, the average firm's stock value in the index was $4 billion; the median was $700 million. The range of stock value was from $309 billion to $128 million.


Lehman Brothers Aggregate Bond Index--Composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Indexes are rebalanced monthly by market capitalization.

Lehman Brothers Government/Corporate Bond Index --This is a measurement of the movement of approximately 4,200 corporate, publicly traded, fixed-rate, nonconvertible, domestic debt securities, as well as the domestic debt securities issued by the U.S. government or its agencies.

Lehman Brothers Government Intermediate Bond Index--Composed of all bonds covered by the Lehman Brothers Government Bond Index (all publicly issued, nonconvertible, domestic debt of the U.S. government or any agency thereof, quasi-federal corporations, or corporate debt guaranteed by the U.S. government) with maturities between one and 9.99 years.

Merrill Lynch High Yield Master Index--This is an index of high yield debt securities. High yield securities are those below the top four quality rating categories and are considered more risky than investment grade. Issues must be rated by Standard & Poor's or by Moody's Investors Service as less than investment grade (i.e., BBB or Baa) but not in default (i.e. DDD1 or less). Issues must be in the form of publicly placed nonconvertible, coupon-bearing U.S. domestic debt and must carry a term to maturity of at least one year.

Morgan Stanley Emerging Markets Free Index--A market capitalization weighted index composed of companies representative of the market structure of 22 Emerging Market countries in Europe, Latin America, and the Pacific Basin. This index excludes closed markets and those shares in otherwise free markets, which are not purchasable by foreigners.

Morgan Stanley World Capital International World Index--A market capitalization weighted index composed of companies representative of the market structure of 22 Developed Market countries in North America, Europe and the Asia/Pacific Region.

Morgan Stanley Pacific Basin (Ex-Japan) Index--An arithmetic, market value-weighted average of the performance of securities listed on the stock exchanges of the following Pacific Basin Countries: Australia, Hong Kong, Malaysia, New Zealand and Singapore.

Nareit Equity Reit Index--All of the data is based on the last closing price of the month for all tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange, and the NASDAQ National Market System. The data is market weighted.

Salomon Brothers World Government Bond (Non US) Index--A market capitalization weighted index consisting of government bond markets of the following 13 countries: Australia, Austria, Belgium, Canada, Denmark, France, Germany, Italy, Japan, The Netherlands, Spain, Sweden, and The United Kingdom.

Salomon Brothers 90 Day Treasury-Bill Index--Equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill.

Standard and Poor's Index (S&P 400)--Consists of 400 domestic stocks chosen for market size, liquidity, and industry representations.

Standard and Poor's Utilities Index--The utility index is one of several industry groups within the broader S&P 500. Utility stocks include electric, natural gas, and telephone companies included in the S&P 500.

In its advertisements and other sales literature for the VAA and the funds, Lincoln Life intends to illustrate the advantages of the contracts in a number of ways:

Compound Interest Illustrations. These will emphasize several advantages of the variable annuity contract. For example, but not by way of illustration, the literature may emphasize the potential tax savings through tax deferral; the potential advantage of the variable annuity account over the fixed account; and the compounding effect when a client makes regular deposits to his or her contract.

Internet. An electronic communications network which may be used to provide information regarding Lincoln Life, performance of the subaccounts and advertisement literature.

Additional Services

Dollar Cost Averaging (DCA)--You may systematically transfer, on a monthly basis, amounts from certain subaccounts, or the fixed side of the contract into the subaccounts. You may elect to participate in the DCA program at the time of application or at anytime before the annuity commencement date by completing an election form available from us. The minimum amount to be dollar cost averaged is $2,000 over any period between 6 and 60 months. Once elected, the program will remain in effect until the earlier of: (1) the annuity commencement date;
(2) the value of the amount being DCA'd is depleted; or (3) you cancel the program by written request or by telephone if we have your telephone authorization on file. A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or MVA which may apply to transfers. We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss.

Automatic Withdrawal Service (AWS)--AWS provides an automatic, periodic withdrawal of contract value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. You may elect to participate in AWS at the time of application or at any time before the annuity commencement date by sending a written request to our home office. The minimum contract value required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by sending written request to our home office. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for non-qualified contracts. To the extent that withdrawals under AWS do not qualify for an exemption from the contingent deferred sales charge, we will assess applicable surrender charges on those withdrawals. See Charges and other deductions--Surrender charge.


Portfolio Rebalancing--Portfolio Rebalancing is an option, which, if elected by the contractowner, restores to a pre-determined level the percentage of the contract value, allocated to each variable subaccount. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to Lincoln Life. If portfolio rebalancing is elected, all purchase payments and corresponding bonus credits allocated to the variable subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. Once the portfolio rebalancing option is activated, any variable account subaccount transfers executed outside of the portfolio rebalancing program will terminate the portfolio rebalancing program. Any subsequent purchase payment or withdrawal that modifies the account balance within each variable subaccount may also cause termination of the portfolio rebalancing program. Any such termination will be confirmed to the contractowner. The contractowner may terminate the portfolio rebalancing program or re-enroll at any time by writing Lincoln Life. If telephone authorization has been elected, the contractowner may make these elections by phone. The portfolio rebalancing program is not available following the annuity commencement date.


Cross Reinvestment Program--Under this option, account value in a designated variable subaccount of the contract that exceeds a certain baseline amount is automatically transferred to another specific variable subaccount(s) of the contract at specific intervals. You may elect to participate in the cross reinvestment program at the time of application or at any time before the annuity commencement date by sending a written request to Lincoln Life or by telephone if we have your telephone authorization on file. You designate the holding account, the receiving account(s), and the baseline amount. Cross reinvestment will continue until we receive authorization to terminate the program.

The minimum holding account value required to establish cross-reinvestment is $10,000. A transfer under this program is not considered a transfer for purposes of limiting the number of transfers that may be made. We reserve the right to discontinue this service at any time.


Lincoln Financial Group. Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. With headquarters in Philadelphia, Lincoln Financial Group has consolidated assets of $93 billion at December 31, 2002 and had annual consolidated revenues of $4.6 billion in 2002. Through its wealth accumulation and protection businesses, the company provides annuities, life insurance, 401(k) plans, 529 college savings plans, mutual funds, managed accounts, institutional investment management and financial planning and advisory services.


Lincoln Life's customers. Sales literature for the VAA and the funds may refer to the number of employers and the number of individual annuity clients which Lincoln Life serves. As of the date of this SAI, Lincoln Life was serving over 17,000 employers and more than 1.5 million individuals.


Lincoln Life's assets, size. Lincoln Life may discuss its general financial condition (see, for example, the reference to A.M. Best Company above); it may refer to its assets; it may also discuss its relative size and/or ranking among companies in the industry or among any sub-classification of those companies, based upon recognized evaluation criteria (see reference to A.M. Best Company above). For example, at year-end 2002 Lincoln Life had total assets of over $84 billion.


Other Information

Due to differences in redemption rates, tax treatment or other considerations, the interests of contractowners under the variable life accounts could conflict with those of contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the Prospectus for each fund for more information about mixed funding.

Financial statements


Financial statements of the VAA and of Lincoln Life appear on the following pages.

Lincoln ChoicePlus Assurance (Bonus)

Lincoln Life Variable Annuity Account N Individual Variable Annuity Contracts

Home Office:
Lincoln National Life Insurance Company
1300 South Clinton Street
Fort Wayne, IN 46802
www.LincolnRetirement.com

1-888-868-2583



This Prospectus describes the individual flexible premium deferred variable annuity contract that is issued by The Lincoln National Life Insurance Company (Lincoln Life). It is primarily for use with nonqualified plans and qualified retirement plans under Section 408 (IRAs) and 408A (Roth IRAs) of the tax code. Generally, you do not pay federal income tax on the contract's growth until it is paid out. A qualified retirement plan already provides tax deferral. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. The contract is designed to accumulate contract value and to provide retirement income that you cannot outlive or for an agreed upon time. These benefits may be a variable or fixed amount or a combination of both. If you die before the annuity commencement date, we will pay your beneficiary a death benefit. In the alternative, you may generally choose to receive a death benefit on the death of the annuitant.


The minimum initial purchase payment for the contract is $10,000. Additional purchase payments may be made to the contract and must be at least $100 per payment ($25 if transmitted electronically), and at least $300 annually.


You choose whether your contract value accumulates on a variable or a fixed (guaranteed) basis or both. If all your purchase payments, bonus credits and persistency credits are in the fixed account, we guarantee your principal and a minimum interest rate. We limit withdrawals and transfer amounts from the fixed side of the contract. An interest adjustment may be applied to any withdrawal, surrender or transfer from the fixed account before the expiration date of a guaranteed period.



Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting purchase payments and transfers into the fixed side of the contract at any time.


Lincoln Life offers variable annuity contracts that have lower fees. Expenses for bonus contracts may be higher than similar contracts without a bonus. Because of this, the amount of the bonus credits may, over time, be offset by additional charges associated with the bonus credit. You should carefully consider whether or not this contract is the best product for you.

All purchase payments, bonus credits and persistency credits for benefits on a variable basis will be placed in Lincoln Life Variable Annuity Account N (variable annuity account [VAA]). The VAA is a segregated investment account of Lincoln Life. You take all the investment risk on the contract value and the retirement income for amounts placed into one or more of the contract's variable options. If the subaccounts you select make money, your contract value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the subaccounts you select. We do not guarantee how any of the variable options or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract.

The available funds are listed below:


AIM Variable Insurance Funds (Class II Shares):

   AIM V.I. Growth Fund
   AIM V.I. International Growth Fund
   AIM V.I. Premier Equity Fund


AllianceBernstein Variable Products Series Fund (Class B):


   AllianceBernstein Growth and Income Portfolio


   AllianceBernstein Premier Growth Portfolio

   AllianceBernstein Small Cap Value Portfolio

   AllianceBernstein Technology Portfolio



American Funds Insurance Series/SM/ (Class 2):


   American Funds Global Small Capitalization Fund


   American Funds Growth Fund


   American Funds Growth-Income Fund


   American Funds International Fund


Delaware VIP Trust (Service Class):
   Delaware VIP Large Cap Value Series
   Delaware VIP High Yield Series
   Delaware VIP REIT Series
   Delaware VIP Small Cap Value Series
   Delaware VIP Trend Series
   Delaware VIP U.S. Growth Series

FranklinTempleton Variable Insurance Products Trust (Class 2):
   FTVIPT Franklin Small Cap Fund
   FTVIPT Templeton Growth Securities Fund

Janus Aspen Series (Service Class):

   Mid Cap Growth Portfolio

   Balanced Portfolio
   Worldwide Growth Portfolio


Lincoln Variable Insurance Products Trust (Service Class):


   Lincoln VIP Aggressive Growth Fund


   Lincoln VIP Bond Fund


   Lincoln VIP Capital Appreciation Fund


   Lincoln VIP Global Asset Allocation Fund


   Lincoln VIP International Fund


   Lincoln VIP Money Market Fund


   Lincoln VIP Social Awareness Fund


MFS(R) Variable Insurance Trust (Service Class):
   MFS VIT Capital Opportunities Series
   MFS VIT Emerging Growth Series
   MFS VIT Total Return Series
   MFS VIT Utilities Series


Neuberger Berman Advisers Management Trust:

   Mid-Cap Growth Portfolio
   Regency Portfolio


Putnam Variable Insurance Trust (Class IB):

   Growth & Income Fund
   Health Sciences Fund


Scudder Investment VIT Funds (Class B):


   Scudder VIT EAFE Equity Index Fund


   Scudder VIT Equity 500 Index Fund


   Scudder VIT Small Cap Index Fund


Variable Insurance Products (Service Class 2):
   Fidelity(R) VIP Contrafund Portfolio
   Fidelity(R) VIP Equity-Income Portfolio
   Fidelity(R) VIP Growth Portfolio
   Fidelity(R) VIP Overseas Portfolio



This Prospectus gives you information about the contracts that you should know before you decide to buy a contract and make purchase payments. You should also review the prospectuses for the funds that accompany this prospectus and keep all prospectuses for future reference.


Neither the SEC nor any state securities commission has approved this contract or determined that this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

You can obtain a current Statement of Additional Information (SAI), dated the same date as this Prospectus, about the contracts which has more information. Its terms are made part of this Prospectus. If you have any questions or for a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 7866, Fort Wayne, Indiana 46801, or call 1-888-868-2583. The SAI and other information about Lincoln Life and Account N are also available on the SEC's web site (http://www.sec.gov). There is a table of contents for the SAI on the last page of this Prospectus.


May 1, 2003

Table of contents


                Item                                        Page
                ------------------------------------------------
                Special terms                                 3
                ------------------------------------------------
                Expense tables                                4
                ------------------------------------------------
                Summary                                       9
                ------------------------------------------------
                Investment results                           10
                ------------------------------------------------
                Financial statements                         10
                ------------------------------------------------
                The Lincoln National Life Insurance Company  10
                ------------------------------------------------
                Variable annuity account (VAA)               10
                ------------------------------------------------
                Investments of the variable annuity account  11
                ------------------------------------------------
                Charges and other deductions                 14
                ------------------------------------------------
                The contracts                                17
                ------------------------------------------------
                Annuity payouts                              28
                ------------------------------------------------



               Item                                         Page
               -------------------------------------------------
               Fixed side of the contract                    32
               -------------------------------------------------
               Federal tax matters                           34
               -------------------------------------------------
               Voting rights                                 38
               -------------------------------------------------
               Distribution of the contracts                 38
               -------------------------------------------------
               Return privilege                              38
               -------------------------------------------------
               State regulation                              38
               -------------------------------------------------
               Records and reports                           39
               -------------------------------------------------
               Other information                             39
               -------------------------------------------------
               Legal Proceedings                             39
               -------------------------------------------------
               Statement of additional information table of
               contents for Separate Account N               40
               -------------------------------------------------



Special terms


In this prospectus the following terms have the indicated meanings.


Account or variable annuity account (VAA)--The segregated investment account, Account N, into which Lincoln Life sets aside and invests the assets for the variable side of the contract offered in this Prospectus.

Accumulation unit--A measure used to calculate contract value for the variable side of the contract before the annuity commencement date.

Annuitant--The person on whose life the annuity benefit payments are based and upon whose life a death benefit may be paid.

Annuity commencement date--The valuation date when funds are withdrawn or converted into annuity units or fixed dollar payout for payment of retirement income benefits under the annuity payout option you select.

Annuity payout--An amount paid at regular intervals after the annuity commencement date under one of several options available to the annuitant and/or any other payee. This amount may be paid on a variable or fixed basis, or a combination of both.

Annuity unit--A measure used to calculate the amount of annuity payouts for the variable side of the contract after the annuity commencement date.

Beneficiary--The person you choose to receive the death benefit that is paid if you die before the annuity commencement date.

Bonus credit--The additional amount credited to the contract for each purchase payment.

Contractowner (you, your, owner)--The person who has the ability to exercise the rights within the contract (decides on investment allocations, transfers, payout option, designates the beneficiary, etc.). Usually, but not always, the owner is the annuitant.

Contract value--At a given time before the annuity commencement date, the total value of all accumulation units for a contract plus the value of the fixed side of the contract.

Contract year--Each one-year period starting with the effective date of the contract and starting with each contract anniversary after that.

Death benefit--The amount payable to your designated beneficiary if the owner dies before the annuity commencement date or, if selected, to the owner if the annuitant dies. A Guarantee of Principal death benefit, an Enhanced Guaranteed Minimum Death Benefit, or an Estate Enhancement Benefit Rider may be available.

Earnings--The excess of contract value over the sum of bonus credits, persistency credits and purchase payments which have not yet been withdrawn from the contract.

Free amount--The amount that may be withdrawn each contract year without incurring a surrender charge.


i4LIFE/SM/ Advantage--An income program which combines periodic variable lifetime income payments with the ability to make withdrawals during a defined period.


Lincoln Life (we, us, our)--The Lincoln National Life Insurance Company.

Persistency credits--The additional amount credited to the contract after the fourteenth contract anniversary.

Purchase payments--Amounts paid into the contract other than bonus credits and persistency credits.

Subaccount--The portion of the VAA that reflects investments in accumulation and annuity units of a class of a particular fund available under the contracts. There is a separate subaccount which corresponds to each class of a fund.

Valuation date--Each day the New York Stock Exchange (NYSE) is open for trading.

Valuation period--The period starting at the close of trading (currently, 4:00 p.m. New York time) on each day that the NYSE is open for trading (valuation date) and ending at the close of such trading on the next valuation date.

Expense tables



The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.



The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer contract value between investment options and/or the fixed account. State premium taxes may also be deducted.



Contractowner Transaction Expenses:



    . Surrender Charge (as a percentage of purchase payments surrendered or withdrawn, if applicable): 8.5%*







The surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or withdrawal. We may waive this charge in certain situations. See Charges and other deductions--Surrender charge.





We may apply an interest adjustment to amounts being withdrawn, surrendered or transferred from a guaranteed period account only (except for dollar cost averaging, portfolio rebalancing , cross-reinvestment and regular income payment under i4LIFE/SM/ Advantage). See Fixed side of the contract.





The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.



Annual Account Fee: $35*





Principal Security/SM/ Benefit: Annual maximum guaranteed charge of 0.95% applied to the Guaranteed Amount. This annual charge is currently 0.45%**



Separate Account Annual Expenses




    (as a percentage of average account value)



                                                              With Enhanced
                                         With Estate Enhanced Guaranteed Minimum    Guarantee of Principal
                                         Benefit Rider (EEB)  Death Benefit (EGMDB) Death Benefit
                                         -------------------- --------------------- ----------------------
..Mortality and expense risk charge              1.65%                 1.45%                 1.35%
..Administrative charge                           .15%                  .15%                  .15%
                                                -----                 -----                 -----
..Total annual charge for each subaccount        1.80%                 1.60%                 1.50%



*The account fee will be waived if your contract value is $100,000 or more at the end of any particular contract year.





** This annual charge is deducted from the contract value on a quarterly basis.



The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2002. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.



Total Annual Fund Operating Expenses                                                  Minimum Maximum
(expenses that are deducted from fund assets, including management fees, distribution
(12b-1) fees, and other expenses)                                                       .55%   1.70%





           Net Total Annual Fund Operating Expenses   Minimum Maximum
           (after contractual waivers/reimbursements)   .55%   1.46%





Several of the funds have entered into contractual waiver or reimbursement arrangements that may reduce fund fees and expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2004.

The following table shows the expenses charged by each fund for the year ended December 31, 2002:


(as a percentage of each fund's average net assets):



                                                                                                  Total
                               Management                     Other Expenses      Total Expenses  Contractual    Total Expenses
                               Fees (before any               (before any         (before any     waiver/        (after any
                               waivers/             12b-1     waivers/            waivers/        reimbursements waivers/
                               reimbursements)  +   Fees  +   reimbursements) =   reimbursements) (if any)       reimbursements)
--------------------------------------------------------------------------------------------------------------------------------
American Funds Global                0.80%          0.25%          0.04%               1.09%
 Small Capitalization Fund
 (Class 2)
--------------------------------------------------------------------------------------------------------------------------------
American Funds Growth                0.38           0.25           0.02                0.65
 Fund (Class 2)
--------------------------------------------------------------------------------------------------------------------------------
American Funds Growth-               0.34           0.25           0.01                0.60
 Income Fund (Class 2)
--------------------------------------------------------------------------------------------------------------------------------
American Funds                       0.57           0.25           0.06                0.88
 International Fund
 (Class 2)
--------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Growth Fund                 0.63           0.25           0.28                1.16
--------------------------------------------------------------------------------------------------------------------------------
AIM V.I. International               0.74           0.25           0.35                1.34
 Growth Fund
--------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity              0.61           0.25           0.24                1.10
 Fund
--------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Growth             0.63           0.25           0.05                0.93
 and Income Portfolio
 (Class B)
--------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Premier            1.00           0.25           0.06                1.31
 Growth Portfolio
 (Class B)
--------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Small Cap          1.00           0.25           0.45                1.70           -0.25%          1.45%
 Value Portfolio (Class B)/1/
--------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein                    1.00           0.25           0.21                1.46
 Technology Portfolio
 (Class B)
--------------------------------------------------------------------------------------------------------------------------------
Delaware VIP Large Cap               0.65           0.25           0.10                1.00
 Value Series (Service
 class)/2/
--------------------------------------------------------------------------------------------------------------------------------
Delaware VIP High Yield              0.65           0.25           0.13                1.03
 Series (Service class)/3/
--------------------------------------------------------------------------------------------------------------------------------
Delaware VIP REIT Series             0.75           0.25           0.09                1.09
 (Service class)/4/
--------------------------------------------------------------------------------------------------------------------------------
Delaware VIP Small Cap               0.75           0.25           0.10                1.10
 Value Series (Service
 class)/4/
--------------------------------------------------------------------------------------------------------------------------------
Delaware VIP Trend Series            0.75           0.25           0.09                1.09
 (Service class)/4/
--------------------------------------------------------------------------------------------------------------------------------
Delaware VIP U.S. Growth             0.65           0.25           0.10                1.00
 Series (Service class)/5/
--------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Contrafund           0.58           0.25           0.10                0.93
 Portfolio (Service class 2)
--------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Equity-Income        0.48           0.25           0.10                0.83
 Portfolio (Service class 2)//
--------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Growth               0.58           0.25           0.10                0.93
 Portfolio (Service class 2)//
--------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Overseas             0.73           0.25           0.18                1.16
 Portfolio (Service class 2)//
--------------------------------------------------------------------------------------------------------------------------------
FTVIPT Franklin Small Cap            0.53           0.25           0.31                1.09           -0.05           1.04
 Fund (Class 2)/6/
--------------------------------------------------------------------------------------------------------------------------------
FTVIPT Templeton Growth              0.81           0.25           0.06                1.12
 Securities Fund (Class 2)
--------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Mid Cap                  0.65           0.25           0.02                0.92
 Growth Portfolio
 (Service class)
--------------------------------------------------------------------------------------------------------------------------------

                                                                                                 Total
                              Management                     Other Expenses      Total Expenses  Contractual    Total Expenses
                              Fees (before any               (before any         (before any     waiver/        (after any
                              waivers/             12b-1     waivers/            waivers/        reimbursements waivers/
                              reimbursements)  +   Fees  +   reimbursements) =   reimbursements) (if any)       reimbursements)
-------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Balanced                0.65%          0.25%          0.02%               0.92%
 Portfolio (Service class)
-------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Worldwide               0.65           0.25           0.05                0.95
 Growth Portfolio
 (Service class)
-------------------------------------------------------------------------------------------------------------------------------
Lincoln VIP Aggressive              0.74           0.25           0.16                1.15
 Growth Fund (Service
 class)/7/
-------------------------------------------------------------------------------------------------------------------------------
Lincoln VIP Bond Fund               0.39           0.25           0.09                0.73
 (Service class)/7/
-------------------------------------------------------------------------------------------------------------------------------
Lincoln VIP Capital                 0.73           0.25           0.09                1.07
 Appreciation Fund
 (Service class)/7/
-------------------------------------------------------------------------------------------------------------------------------
Lincoln VIP Global Asset            0.74           0.25           0.31                1.30
 Allocation Fund
 (Service class)/7/
-------------------------------------------------------------------------------------------------------------------------------
Lincoln VIP International           0.85           0.25           0.20                1.30
 Fund (Service class)/7/
-------------------------------------------------------------------------------------------------------------------------------
Lincoln VIP Money Market            0.42           0.25           0.10                0.77
 Fund (Service class)/7/
-------------------------------------------------------------------------------------------------------------------------------
Lincoln VIP Social                  0.35           0.25           0.08                0.68
 Awareness Fund
 (Service class)/7/
-------------------------------------------------------------------------------------------------------------------------------
MFS(R) Variable Trust Capital       0.75           0.25           0.18                1.18           -0.03%          1.15%
 Opportunities Series
 (Service class)/8/
-------------------------------------------------------------------------------------------------------------------------------
MFS(R) Variable Trust               0.75           0.25           0.11                1.11
 Emerging Growth Series
 (Service class)/9/
-------------------------------------------------------------------------------------------------------------------------------
MFS(R) Variable Trust Total         0.75           0.25           0.11                1.11
 Return Series (Service
 class)//
-------------------------------------------------------------------------------------------------------------------------------
MFS(R) Variable Trust               0.75           0.25           0.19                1.19
 Utilities Series
 (Service class)/9/
-------------------------------------------------------------------------------------------------------------------------------
Neuberger Berman AMT                0.84           0.00           0.11                0.95
 Mid-Cap Growth Portfolio
-------------------------------------------------------------------------------------------------------------------------------
Neuberger Berman AMT                0.85           0.00           0.43                1.28
 Regency Portfolio/10/
-------------------------------------------------------------------------------------------------------------------------------
Putnam VT Growth &                  0.48           0.25           0.04                0.77
 Income Fund (Class IB)
-------------------------------------------------------------------------------------------------------------------------------
Putnam VT Health Sciences           0.70           0.25           0.13                1.08
 Fund (Class IB)
-------------------------------------------------------------------------------------------------------------------------------
Scudder VIT EAFE Equity             0.45           0.25           0.60                1.30           -0.40           0.90
 Index (Class B)/11/
-------------------------------------------------------------------------------------------------------------------------------
Scudder VIT Equity 500              0.20           0.25           0.10                0.55
 Index (Class B)/12/
-------------------------------------------------------------------------------------------------------------------------------
Scudder VIT Small Cap               0.35           0.25           0.28                0.88           -0.18           0.70
 Index (Class B)/13/
-------------------------------------------------------------------------------------------------------------------------------







 (1)For the period May 1, 2002 through April 30 , 2003, the Adviser has contractually waived and/or reimbursed certain expenses of the Portfolio to the extent total expenses will not exceed 1.45%. For the period May 1, 2003 through April 30, 2004, the Adviser has contractually waived and/or reimbursed certain expenses of the Portfolio to the extent total expenses will not exceed 1.45%.



 (2)For the period May 1, 2001 through April 30, 2003, the Adviser contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) would not exceed 0.80%. Effective May 1, 2003 through April 30, 2004, the Adviser has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) will not exceed 0.80%. The Adviser has voluntarily elected to waive its management fee to 0.60% indefinitely. Taking into account this arrangement, which can be terminated any time, total expenses for the year ending December 31, 2002 were 0.95%. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2003 through April 30, 2004, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.



 (3)For the period May 1, 2001 through April 30, 2003, the Adviser contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) would not exceed 0.80%. Effective May 1, 2003 through April 30, 2004, the Adviser has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) will not exceed 0.80%. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2003 through April 30, 2004, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.



 (4)For the period May 1, 2001 through April 30, 2003, the Adviser contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) would not exceed 0.85%. Effective May 1, 2003 through April 30, 2004, the Adviser has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) will not exceed 0.95%. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2003 through April 30, 2004, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.



 (5)For the period May 1, 2001 through April 30, 2003, the Adviser contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) would not exceed 0.75%. Effective May 1, 2003 through April 30, 2004, the Adviser has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) will not exceed 0.80%. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2003 through April 30, 2004, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.



 (6)The manager had contractually agreed in advance to make an estimated reduction of 0.05% of its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund for cash management. This arrangement will continue for as long as the Fund invests in the money fund.



 (7)The fees and expenses shown in the table have been restated to reflect a new management agreement effective January 1, 2003, which shareholders approved on December 9, 2002, and a new administration agreement that also became effective January 1, 2003. The aggregate fees and expenses charged to the fund pursuant to the new management agreement and the new administration agreement are higher than the fees and expenses previously charged to the fund.



 (8)MFS has contractually agreed, subject to reimbursement to bear the series' expenses such that "Other Expenses" (after taking into account the expense offset and brokerage arrangements described below), do not exceed 0.15% annually. These contractual fee arrangements will continue until at least May 1, 2004, unless changed with the consent of the board of trustees which oversees the series.



 (9)Each series has a voluntary expense offset arrangement that reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. This arrangement can be discontinued at any time. "Other Expenses" do not take into account these fee reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, "Net Expenses" would be lower for each series and would equal 1.10% Emerging Growth and 1.18% Utilities. There were no fee reductions for the Capital Opportunities and Total Return Series.



(10)Reflects a recoupment of 0.05% of the portfolio's expenses previously paid by the Adviser. The expense reimbursement arrangements for the Portfolios are contractual for three years (ending December 31, 2006) and any excess expenses can be repaid to Neuberger Berman Management, Inc. within three years of the year incurred, provided such recoupment would not cause the Portfolio to exceed its respective limitation of 1.50%.



(11)The Adviser has contractually agreed to waive its fees and/or reimburse expenses of the Fund, to the extent necessary, to limit all expenses to 0.90% of the average daily net assets of the Fund until April, 30, 2005.



(12)The Adviser has contractually agreed to waive its fees and/or reimburse expenses of the Fund, to the extent necessary, to limit all expenses to 0.55% of the average daily net assets of the Fund until April, 30, 2005.



(13)The Adviser has contractually agreed to waive its fees and/or reimburse expenses of the Fund, to the extent necessary, to limit all expenses to 0.70% of the average daily net assets of the Fund until April, 30, 2005.

EXAMPLES

This Example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contractowner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses.


The Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the EEB death benefit and Principal Security/SM/ Benefit are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


1) If you surrender your contract at the end of the applicable time period:


                         1 year 3 years 5 years 10 years
                         $1,250 $2,015  $2,651   $4,242


2) If you do not surrender your contract at the end of the applicable time period:


                         1 year 3 years 5 years 10 years
                          $400  $1,215  $2,051   $4,242



For more information, see Charges and other deductions in this Prospectus, and the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. Different fees and expenses not reflected in the examples may be imposed during a period in which regular income or annuity payouts are made. See The contracts--i4LIFE/SM/ Advantage for IRA contracts and Annuity payouts--including i4LIFE/SM/ Advantage (Non-Qualified annuity contracts only), including the Guaranteed Income Benefit Rider. These examples should not be considered a representation of past or future expenses.
Actual expenses may be more or less than those shown.

Summary

What kind of contract am I buying? It is an individual variable and/or interest adjusted annuity contract between you and Lincoln Life. This Prospectus describes the variable side of the contract. See The contracts. The contract and certain riders, benefits, service features, and enhancements may not be available in all states, and the charges may vary in certain states. You should refer to your contract for any state-specific provisions. Please check with your investment representative regarding their availability.

What is the variable annuity account (VAA)? It is a separate account we established under Indiana insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which Lincoln Life may conduct. See Variable annuity account.

What are my investment choices? Based upon your instruction for purchase payments, the VAA applies your purchase payments, bonus credits and persistency credits to buy shares in one or more of the investment options. See Investments of the variable annuity account--Description of the funds.

Who invests my money? Several different investment advisers manage the investment options. See Investments of the variable annuity account--Investment advisers.

How does the contract work? If we approve your application, we will send you a contract. When you make purchase payments during the accumulation phase, you receive bonus credits and you buy accumulation units. If you decide to receive retirement income payments, your accumulation units are converted to annuity units. Your retirement income payments will be based on the number of annuity units you received and the value of each annuity unit on payout days. See The contracts.

What charges do I pay under the contract? If you withdraw purchase payments, you pay a surrender charge from 0% to 8.5% of the surrendered or withdrawn purchase payment, depending upon how long those payments have been invested in the contract. We may waive surrender charges in certain situations. See Charges and other deductions--Surrender charge.

We will deduct any applicable premium tax from purchase payments or contract value at the time the tax is incurred or at another time we choose.

We charge an account fee of $35 on any contract anniversary if the contract value is less than $100,000.

We apply a charge to the daily net asset value of the VAA. There is an administrative charge of 0.15% plus a mortality and expense risk charge of 1.35 for the Guarantee of Principal death benefit, 1.45% for the EGMDB, and 1.65% for the EEB Rider. See Charges and other deductions.


The annual charge for the Principal Security/SM/ Benefit Rider is currently 0.45% of the Guaranteed Amount deducted on a quarterly basis. If you elect to reset your Guaranteed Amount, we reserve the right to increase the charge up to a maximum of 0.95%. See Charges and other deductions.


The funds' investment management fees, expenses and expense limitations, if applicable, are more fully described in the prospectuses for the funds.


Charges may also be imposed during the regular income or annuity payout period, including if you elect i4LIFE/SM/ Advantage. See The contracts and Annuity payouts.


For more information about the compensation we pay for sales of contract, see The Contracts--Commissions.

What purchase payments do I make, and how often? Subject to the minimum and maximum payment amounts, your payments are completely flexible. See The contracts--Purchase payments.

What is a bonus credit and a persistency credit? When purchase payments are made, Lincoln Life will credit an additional amount to the contract, known as a bonus credit. The amount of the bonus credit is calculated as a percentage of the purchase payments. The bonus credit percentage will vary based on the owner's cumulative purchase payments, as defined in this Prospectus. All bonus credits become part of the contract value at the same time as the corresponding purchase payments. Bonus credits are not considered to be purchase payments. See The contracts--Bonus credits.


A persistency credit of 0.05% of contract value less purchase payments that have been in the contract less than fourteen years will be credited on a quarterly basis after the fourteenth anniversary. See The contracts--Persistency credits.


Lincoln Life offers a variety of variable annuity contracts. Other annuity contracts that we offer have no provision for bonus credits but may have lower mortality and expense risk charges and/or lower surrender charges. During the surrender charge period, the amount of bonus credit may be more than offset by higher surrender charges associated with the bonus credit. Beyond the surrender charge period, the persistency credits are designed to fully or partially offset these additional fees and charges. We encourage you to talk with your financial adviser and determine which annuity contract is most appropriate for you.

How will my annuity payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving annuity payouts from your contract as a fixed option or variable option or a combination of both. See Annuity payouts--Annuity options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios.



What is i4LIFE/SM/ Advantage? i4LIFE/SM/ Advantage is an income program that provides periodic variable lifetime income payments, a death benefit, and the ability to make purchase payments (IRA contracts only) and withdrawals during a defined period of time. We assess a charge, imposed only during the i4LIFE/SM/ Advantage payout phase, based on the i4LIFE/SM/ Advantage death benefit you choose.
What happens if I die before I annuitize? Your beneficiary will receive death benefit proceeds based upon which death benefit is in effect at the time of your death. Your beneficiary has options as to how the death benefit is paid. In the alternative, you may choose to receive a death benefit on the death of the annuitant. See The contracts--Death benefit and i4LIFE/SM/ Advantage (IRA).


May I transfer contract value between variable options and between the variable and fixed sides of the contract? Yes, with certain limits. Transfers are generally restricted to no more than twelve (12) per contract year. See The contracts--Transfers on or before the annuity commencement date and Transfers after the annuity commencement date.


May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. See The contracts--Surrenders and withdrawals. If you surrender the contract or make a withdrawal, certain charges may apply.
See Charges and other deductions. A portion of surrender/withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age
59 1/2, a 10% Internal Revenue Service (IRS) tax penalty may apply. A surrender or a withdrawal also may be subject to 20% withholding. See Federal tax matters.

Do I get a free look at this contract? Yes. You can cancel the contract within ten days (in some states longer) of the date you first receive the contract. You need to return the contract, postage prepaid, to our home office. In most states you assume the risk of any market drop on purchase payments you allocate to the variable side of the contract. We will not refund any bonus credits credited to your contract value if you elect to cancel your contract; however, we will assume the risk of investment loss on the bonus credits. See Return privilege.


What is the Principal Security/SM/ Benefit Rider? This Rider, which is available for purchase at an additional charge, provides a Guaranteed Amount equal to the initial purchase payment and bonus credit (or contract value at the time of election) as adjusted. You may access this benefit through periodic withdrawals.



Condensed financial information


Because this contract was not available as of December 31, 2002, accumulation unit values are not included in this Prospectus or in the SAI.




Investment results

At times, the VAA may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods, with or without contingent deferred sales charges. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value. The money market subaccount's yield is based upon investment performance over a 7-day period, which is then annualized.

During extended periods of low interest rates, the yields of any subaccount investing in a money market fund may also become extremely low and possibly negative.

The money market yield figure and annual performance of the subaccounts are based on past performance and do not indicate or represent future performance. See the SAI for further information.

Financial statements

The financial statements of the VAA and the financial statements of Lincoln Life are located in the SAI. If you would like a free copy of the SAI, complete and mail the enclosed card, or call 1-888-868-2583.

The Lincoln National Life Insurance Company


The Lincoln National Life Insurance Company (Lincoln Life), organized in 1905, is an Indiana-domiciled insurance corporation, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana.


Variable annuity account (VAA)

On November 3, 1997, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The SEC does not supervise the VAA or Lincoln Life. The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. Lincoln Life is the issuer of the contracts and the obligations set forth in the contract, other than those of the contract owner, are Lincoln Life's. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.

The VAA is used to support other annuity contracts offered by Lincoln Life in addition to the contracts described in this Prospectus. The other annuity contracts supported by the VAA generally invest in the same funds as the contracts described in this Prospectus. These other annuity contracts may have different charges that could affect the performance of their subaccounts, and they offer different benefits.

Investments of the variable annuity account

You decide the subaccount(s) to which you allocate purchase payments. Bonus credits are allocated to the subaccounts at the same time and at the same percentage as the purchase payments being made. There is a separate subaccount which corresponds to each class of each fund. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request. We reserve the right to add, delete or substitute funds.

Investment advisers
The investment advisers of the funds are:


AIM Variable Insurance Funds, Inc. ("AIM V.I. Funds"), managed by AIM Advisors, Inc.



AllianceBernstein Variable Products Series Fund managed by Alliance Capital Management, L.P.



American Funds Insurance Series (American Funds), managed by Capital Research and Management Company.


Delaware VIP Trust ("Delaware VIP"), managed by Delaware Management Company.

Franklin Templeton Variable Insurance Products Trust--FTVIPT Franklin Small Cap is managed by Franklin Advisers, Inc.; FTVIPT Templeton Growth Securities is managed by Templeton Global Advisors Limited.

Janus Aspen Series, managed by Janus Capital Management LLC.


Lincoln Variable Insurance Products Trust ("Lincoln VIP") are managed by Delaware Management Company. The Aggressive Growth Fund and Global Asset Allocation Fund are sub-advised by Putnam Investment Management, LLC. The Capital Appreciation Fund is sub-advised by Janus Capital Management LLC. The International Fund is sub-advised by Delaware International Advisers, Ltd.






MFS--Variable Insurance Trust ("MFS Variable Trust"), managed by Massachusetts Financial Services Company.

Neuberger Berman Advisers Management Trust (Neuberger Berman AMT), managed by Neuberger Berman Management, Inc.


Putnam Variable Insurance Trust (Putnam VT), managed by Putnam Investment Management, L.L.C.



Scudder Investment VIT Funds, managed by Deutsche Asset Management Inc.


Variable Insurance Products ("Fidelity(R) VIP"), managed by Fidelity Management & Research Company.



As compensation for their services to the fund, the investment advisers receive a fee from the fund, which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined under the Purchase and Redemption of Shares, in the prospectus for the fund.


With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may compensate Lincoln Life (or an affiliate) for administrative, distribution, or other services. We also may receive 12b-1 fees from funds. Some funds may compensate us significantly more than other funds. It is anticipated that such compensation will be based on assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by Lincoln Life (or an affiliate). As of the date of this Prospectus, we were receiving compensation from each fund company.


The funds' shares are issued and redeemed only in connection with variable annuity contracts and variable life insurance policies (mixed funding) issued through separate accounts of Lincoln Life and other life insurance companies (shared funding). The funds do not foresee any disadvantage to contractowners arising out of mixed or shared funding. Nevertheless, the funds' Boards intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices.

Description of the funds
Each of the subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.

Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser.

Following are brief summaries of the investment objectives and policies of the funds. Each fund is subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund. More detailed information may be obtained from the current prospectus for the fund which accompanies this booklet. You should read each fund prospectus carefully before investing. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.


American Funds Global Small Capitalization Fund: Seeks to make your investment grow over time by investing primarily in stocks of smaller companies located around the world that typically have market capitalizations of $50 million to $1.5 billion. The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.



American Funds Growth Fund: Seeks to make your investment grow by investing primarily in common stocks of companies that appear to offer superior opportunities for growth of capital. The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.



American Funds Growth-Income Fund: Seeks to make your investment grow and provide you with income over time by investing primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends. The fund is designed for investors seeking both capital appreciation and income.



American Funds International Fund: Seeks to make your investment grow over time by investing primarily in common stocks of companies located outside the United States. The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.



AIM V.I. Growth Fund: Seeks growth of capital.



AIM V.I. International Growth Fund: Seeks to provide long-term growth of capital.



AIM V.I. Premier Equity Fund: Seeks to achieve long-term growth of capital. Income is a secondary objective.



AllianceBernstein Growth and Income Portfolio: Seeks reasonable current income and reasonable appreciation through investments primarily in dividend-paying common stocks of good quality. The portfolio also may invest in fixed-income securities and convertible securities.



AllianceBernstein Premier Growth Portfolio: Seeks long-term growth of capital by pursuing aggressive investment policies. The portfolio invests predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth.



AllianceBernstein Small Cap Value Portfolio: Seeks long-term growth of capital by investing primarily in a diversified portfolio of equity securities of companies with relatively small market capitalizations. Under normal circumstances, the portfolio will invest at least 65% of its total assets in these types of securities. The portfolio's investment policies emphasize investment in companies that are determined to be undervalued, using a fundamental value approach.



AllianceBernstein Technology Portfolio: Seeks to emphasize growth of capital and invests for capital appreciation. Current income is only an incidental consideration. The portfolio may seek income by writing listed call options. The portfolio invests primarily in securities of companies expected to benefit from technological advances and improvements (i.e., companies that use technology extensively in the development of new or improved products or processes).



Delaware VIP Large Cap Value Series: Seeks capital appreciation with current income as a secondary objective.


Under normal circumstances, at least 80% of the Series' net assets will be in investments of large cap companies. Management considers buying a stock when they believe it is undervalued and has the potential to increase in price as the market realizes its true value.



Delaware VIP High Yield Series: Seeks total return and, as a secondary objective, high current income. Under normal circumstances, the Series will invest at least 80% of its net assets in fixed income securities rated at the time of purchase BB or lower by S & P or similarly rated by another NRSRO or, if unrated, judged to be of comparable quality.



Delaware VIP REIT Series: Seeks to achieve maximum long-term total return with capital appreciation as a secondary objective. Under normal circumstances, the Series will invest at least 80% of its net assets in investments of real estate investment trusts (REITs).



Delaware VIP Small Cap Value Series: Seeks capital appreciation by investing primarily in stocks of small cap companies whose market values appear low relative to underlying value or future earnings potential. Under normal circumstances, at least 80% of the Series' net assets will be in investments of small cap companies.



Delaware VIP Trend Series: Seeks long-term capital appreciation by investing primarily in stocks of small growth oriented or emerging companies that, in the management team's view, are responsive to changes within the marketplace and have the fundamental characteristics to support continued growth.

Delaware VIP U.S. Growth: Seeks to maximize capital appreciation. Under normal circumstances, at least 80% of the Series' net assets will be in U.S. investments. Investment management looks for stocks with low dividend yields, strong balance sheets, and high expected earnings growth rates as compared to other companies in the same industry.



Fidelity(R) VIP Contrafund Portfolio: Seeks long-term capital appreciation.



Fidelity(R) VIP Equity-Income Portfolio: Seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard and Poor's 500 Index (S&P 500(R)).



Fidelity(R) VIP Growth Portfolio: Seeks to achieve capital appreciation.



Fidelity(R) VIP Overseas Portfolio: Seeks long-term growth of capital.



FTVIPT Franklin Small Cap Fund: Seeks long-term capital growth. The fund normally invests at least 80% of its net assets in investments of small capitalization companies. For this fund, small cap companies are those with market capitalization values not exceeding (1) $1.5 billion, or (2) the highest market capitalization value in the Russell 2000(R) Index, whichever is greater, at the time of purchase.



Janus Aspen Series Mid Cap Growth Portfolio: Seeks long-term growth of capital by investing primarily in common stocks selected for their growth potential and normally invests at least 50% of its equity assets in medium sized companies.



Janus Aspen Series Balanced Portfolio: Seeks long-term capital growth consistent with the preservation of capital and balanced by current income. The portfolio normally invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The portfolio will normally invest at least 25% of its assets in fixed-income securities.



Janus Aspen Series Worldwide Growth Portfolio: Seeks long-term growth of capital in a manner consistent with the preservation of capital by investing primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.



Lincoln VIP Aggressive Growth Fund: Seeks to maximize capital appreciation. The fund invests in a diversified group of domestic stocks primarily of small and medium-sized companies.



Lincoln VIP Bond Fund: Seeks maximum current income consistent with prudent investment strategy. The fund invests in a diverse group of domestic fixed income securities including: high-quality investment-grade corporate bonds; obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and mortgage-backed securities.



Lincoln VIP Capital Appreciation Fund: Seeks long-term growth of capital in a manner consistent with preservation of capital. The fund primarily invests in stocks of large and medium-sized U.S. companies. Under normal conditions, the fund will invest a minimum of 65% of its total assets in stocks. It may also buy some money market securities and bonds, including junk bonds.





Lincoln VIP Global Asset Allocation Fund: Seeks long-term return consistent with preservation of capital. The fund allocates its assets among several categories of equity, fixed-income and money market securities of U.S. and foreign issuers.



Lincoln VIP International Fund: Seeks long-term capital appreciation. The fund trades in securities issued outside the United States--mostly stocks, with an occasional bond or money market security.



Lincoln VIP Money Market Fund: Seeks maximum current income consistent with the preservation of capital by investing in money market securities that provide the most attractive yields. The fund invests in high quality short-term obligations issued by U.S. corporations; the U.S. Government; and federally chartered banks and U.S. branches of foreign banks.



Lincoln VIP Social Awareness Fund: Seeks long-term capital appreciation. The fund buys stocks of large and medium-sized companies which adhere to certain specific social criteria.



MFS(R) Variable Trust Capital Opportunities Series: Seeks capital appreciation.



MFS(R) Variable Trust Emerging Growth Series: Seeks to provide long-term growth of capital.



MFS(R) Variable Trust Total Return Series: Seeks mainly to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital and secondary to provide a reasonable opportunity for growth of capital and income.



MFS(R) Variable Trust Utilities Series: Seeks capital growth and current income (income above that available from a portfolio invested entirely in equities securities).



Neuberger Berman AMT Mid-Cap Growth Portfolio: Seeks growth of capital by investing primarily in common stocks of mid-capitalization companies, using a growth-oriented investment approach.



Neuberger Berman AMT Regency Portfolio: Seeks growth of capital by investing mainly in common stocks of mid-capitalization companies. The portfolio seeks to reduce risk by diversifying among different companies and industries.

Putnam VT Growth & Income Fund: Seeks capital growth and current income by investing mainly in common stocks of U.S. companies with a focus on value stocks that offer the potential for capital growth, current income or both.



Putnam VT Health Sciences Fund: Seeks capital appreciation by investing mainly in common stocks of companies in the health sciences industries with a focus on growth stocks.





Scudder VIT EAFE Equity Index: Seeks to replicate as closely as possible, before the deduction of expenses, the total return of the Morgan Stanley Capital International (MSCI) EAFE(R) Index (EAFE(R) Index) which emphasizes stocks of companies in major markets in Europe, Australasia and the Far East.



Scudder VIT Equity 500 Index: Seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index), which emphasizes stocks of large U.S. companies.



Scudder VIT Small Cap Index: The fund seeks to


replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000 Small Stock Index (the Russell 2000 Index), which emphasizes stocks of small U.S. companies.



FTVIPT Templeton Growth Securities Fund: Seeks long-term capital growth. The fund normally invests mainly in equity securities of companies located anywhere in the world, including those in the U.S. and emerging markets.




Fund shares
We will purchase shares of the funds at net asset value and direct them to the appropriate subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay annuity payouts, death benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one subaccount to another, we may redeem shares held in the first and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.

When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.

The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various contractowners participating in a fund could conflict. Each of the fund's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. See the Prospectuses for the funds.

Shares of the funds are not sold directly to the general public. They are sold to Lincoln Life, and may be sold to other insurance companies, for investment of the assets of the subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.

Reinvestment of dividends and capital gain distributions
All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to contractowners as additional units, but are reflected as changes in unit values.

Addition, deletion or substitution of investments
We reserve the right, within the law, to add, delete and substitute series and/or funds within the VAA. We may also add, delete, or substitute series or funds only for certain classes of contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of contractowners.

Substitutions may be made with respect to existing investments or the investments of future purchase payments, or both. We may close subaccounts to allocations of purchase payments or contract value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts.

Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion. We will not substitute shares of one fund for another without any necessary approval by the SEC. We will also provide you advance written notice.

Charges and other
deductions

We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder. More particularly, our administrative services include: processing applications for and issuing the contracts, processing purchases and redemptions of fund shares as required (including dollar cost averaging, cross-reinvestment, portfolio rebalancing, and automatic withdrawal services--See Additional services and the SAI for more information on these programs), maintaining records, administering annuity payouts, furnish-ing accounting and valuation services (including the calculation and monitoring of daily subaccount values), reconciling and depositing cash receipts, providing contract confirmations, providing toll-free inquiry services and furnishing telephone and electronic fund transfer services. The risks we assume include: the risk that annuitants receiving annuity payouts under contract live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed); the risk that death benefits paid will exceed the actual contract value; and the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change). The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the contingent deferred sales charge collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. A portion of the mortality and expense risk and administrative charge and a portion of the surrender charges are assessed to fully or partially recoup bonus credits paid into the contract by Lincoln Life when purchase payments are made. We may profit from one or more of the fees and changes deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.


Deductions from the VAA for Lincoln ChoicePlus Assurance (Bonus)

We apply a charge to the daily net asset value of the VAA. There is an administrative charge of 0.15% plus a mortality and expense risk charge of 1.35% for the Guarantee of Principal death benefit, 1.45% for the EGMDB, and 1.65% for the EEB Rider.

Surrender charge
A surrender charge applies (except as described below) to surrenders and withdrawals of other purchase payments that have been invested for the periods indicated as follows:


                    Number of contract
                    anniversaries since purchase
                    payment was invested
------------------------------------------------------------
                    None  At least
                          1  2   3   4   5   6   7   8   9+
Surrender charge as
 a percentage of
 the surrendered
 or withdrawn
 purchase payments  8.5% 8.5 8   7   6   5   4   3   2   0


A surrender charge does not apply to:

 1.A surrender or withdrawal of a purchase payment beyond the ninth anniversary since the purchase payment was invested.


 2.Withdrawals of contract value during a contract year to the extent that the total contract value withdrawn during the current contract year does not exceed the free amount which is equal to the greater of 10% of the current contract value or 10% of the total purchase payments.



 3.Purchase payments that have been invested in the contract for at least 12 months when used in the calculation of the initial benefit payment to be made under an annuity payout option, other than the i4LIFE/SM/ Advantage option.


 4.A surrender or withdrawal of any purchase payments, if such purchase payments were received more than 12 months prior to the onset of a permanent and total disability of the contractowner as defined in Section 22(e)(3) of the tax code, which disability occurred after the effective date of the contract and before the 65th birthday of the contractowner. For contracts issued in the State of New Jersey, a different definition of permanent and total disability applies.


 5.When the surviving spouse assumes ownership of the contract as a result of the death of the original owner.


 6.A surrender or withdrawal of any purchase payments, if such purchase payments were received more than 12 months prior to admittance of the contractowner to an accredited nursing home or equivalent health care facility, where the admittance into the nursing home occurs after the effective date of the contract and the owner has been confined for at least 90 consecutive days.

 7.A surrender or withdrawal of any purchase payments, if such purchase payments were received more than 12 months prior to the diagnosis date of a terminal illness that is after the effective date of the contract and results in a life expectancy of less than one year as determined by a qualified professional medical practitioner.

 8.A surrender of the contract as a result of the death of the contractowner or annuitant.




 9.A surrender or annuitization of bonus credits and persistency credits.



10.Purchase payments when used in the calculation of the initial periodic income payment and initial Account Value under the i4LIFE/SM/ Advantage option.



11.Periodic payments made under any annuity payout option made available by Lincoln Life.



12.Regular income payments made under i4LIFE/SM/ Advantage.



13.Amounts up to the Annual Withdrawal Limit under the Principal Security/SM/
   Benefit.

For purposes of calculating the surrender charge on withdrawals, Lincoln Life assumes that:

a.The free amount will be withdrawn from purchase payments on a "first in-first out (FIFO)" basis.

b.Prior to the ninth anniversary of the contract, any amount withdrawn above the free amount during a contract year will be withdrawn in the following order:

  1.from purchase payments (on a FIFO basis) until exhausted; then

  2.from earnings until exhausted; then

  3.from bonus credits.

c.On or after the ninth anniversary of the contract, any amount withdrawn above the free amount during a contract year will be withdrawn in the following order:

  1.from purchase payments (on a FIFO basis) to which a surrender charge no longer applies until exhausted; then

  2.from earnings and persistency credits until exhausted; then

  3.from bonus credits attributable to purchase payments to which a surrender charge no longer applies until exhausted; then

  4.from purchase payments (on a FIFO basis) to which a surrender charge still applies until exhausted; then
  5.from bonus credits attributable to purchase payments to which a surrender charge still applies.

We apply the surrender charge as a percentage of purchase payments, which means that you would pay the same surrender charge at the time of surrender regardless of whether your contract value has increased or decreased.

The surrender charge is calculated separately for each purchase payment. The surrender charges associated with surrender or withdrawal are paid to us to compensate us for the loss we experience on contract distribution costs when contractowners surrender or withdraw before distribution costs have been recovered.

If the contractowner is a corporation or other non-individual (non-natural person), the annuitant or joint annuitant will be considered the contractowner or joint owner for purposes of determining when a surrender charge does not apply.

Account fee

During the accumulation period, we will deduct $35 from the contract value on each contract anniversary to compensate us for the administrative services provided to you; this $35 account fee will also be deducted from the contract value upon surrender. This fee may be lower in certain states, if required. The account fee will be waived for any contract with a contract value that is equal to or greater than $100,000 on the contract anniversary.


Rider charges
A fee or expense may also be deducted in connection with any benefits added to the contract by rider or endorsement. See the rider for any applicable fee or expense.


Principal Security/SM/ Benefit Rider Charge. During the accumulation period, there is a charge for the Principal Security/SM/ Benefit Rider, if elected. The Rider charge is equal to an annual rate of 0.45% (0.1125% quarterly) and is applied to the Guaranteed Amount as adjusted. We will deduct the cost of this Rider quarterly, with the first deduction occurring on the valuation date on or next following the three-month anniversary of the effective date of the Rider or the most recent reset date. This deduction will be in proportion to the value in each subaccount and the fixed side of the contract on the valuation date the Rider charge is assessed. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount.



If you elect to reset the Guaranteed Amount, a pro-rata deduction of the Rider cost will be made on the valuation date of the reset. We also will begin assessing the Rider charge currently in effect at the time of reset. This Rider charge may increase if you elect to reset, however, the charges will never exceed the guaranteed maximum annual charge of 0.95%. The deduction for the cost of the Rider based on the Guaranteed Amount after the reset, will begin on the valuation date on or next following the three-month anniversary of the reset. If you never reset your Guaranteed Amount, your Rider charge will never increase. The Rider charge will be discontinued upon the annuity commencement date or termination of the Rider. The pro-rata amount of the Rider cost will be deducted upon termination of the Rider or surrender of the contract.



After the later of the fifth anniversary of the effective date of the Rider or the fifth anniversary of the most recent reset of the Guaranteed Amount, the Rider charge may be waived. On each valuation date the Rider charge is to be deducted, if the total withdrawals from the contract have been less than or equal to 10% of the sum of: (1) the Guaranteed Amount on the effective date of this Rider (or on the most recent reset date); and (2) subsequent purchase payments and bonus credits, then the quarterly Rider charge will be waived. If the withdrawals have been more than 10%, then the Rider charge will not be waived.


Deductions for premium taxes
Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the contract value when incurred, or at another time of our choosing.



The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium taxes generally depend upon the law of your state of residence. The tax ranges from zero to 5.0%.

Other charges and deductions
Charges may also be imposed during the regular income and annuity payout period. See i4LIFE/SM/ Advantage (IRA) and (Non-Qualified) and Annuity payouts.

There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse Lincoln Life for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.

Additional information
The administrative charge, surrender charges and account fee described previously may be reduced or eliminated for any particular contract. However, these charges will be reduced only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges. Lower distribution and administrative expenses may be the result of economies associated with (1) the use of mass enrollment procedures, (2) the performance of administrative or sales functions by the employer, (3) the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees or (4) any other circumstances which reduce distribution or administrative expenses. The exact amount of charges and fees applicable to a particular contract will be stated in that contract.

The contracts

Purchase of contracts
If you wish to purchase a contract, you must apply for it through a sales representative authorized by us. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to you through your sales representative. See Distribution of the contracts.


When a completed application and all other information necessary for processing a purchase order is received at our home office, an initial purchase payment and its corresponding bonus credit will be priced no later than two business days after we receive the order. If you submit your application and/or initial purchase payment to your agent (other than through Lincoln Financial Advisors, Corporation), we will not begin processing your purchase order until we receive the application and initial purchase payment from your agent's broker-dealer. While attempting to finish an incomplete application, we may hold the initial purchase payment for no more than five business days. If the incomplete application cannot be completed within those five days, you will be informed of the reasons, and the purchase payment will be returned immediately. Once the application is complete, the initial purchase payment and its corresponding bonus credit must be priced within two business days.


Who can invest
To apply for a contract, you must be of legal age in a state where the contracts may be lawfully sold and also be eligible to participate in any of the qualified or nonqualified plans for which the contracts are designed. The contractowner, joint owner and annuitant cannot be older than age 85.

If you are purchasing the contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the contract (including annuity income benefits) before purchasing the contract, since the tax-favored arrangement itself provides tax-sheltered growth.

Replacement of existing insurance

Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase the contract described in this Prospectus. Surrender charges may be imposed on your existing contract and/or a new surrender charge period may be imposed with the purchase of, or transfer into, this new contract. An investment representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.


Purchase payments
Purchase payments are payable to us at a frequency and in an amount selected by you in the application. The minimum initial purchase payment is $10,000. The minimum annual amount for additional purchase payments is $300. The minimum payment to the contract at any one time must be at least $100 ($25 if transmitted electronically). Purchase payments in total may not exceed $2 million without Lincoln Life approval. If you stop making purchase payments, the contract will remain in force as a paid-up contract. However, we may terminate the contract as allowed by your state's non-forfeiture law for individual deferred annuities. Purchase payments may be made or, if stopped, resumed at any time until the annuity commencement date, the surrender of the contract or the death of the contractowner, whichever comes first. Lincoln Life reserves the right to limit purchase payments made to the contract.

Bonus credits
In some states, the term bonus credit may be referred to as value enhancement or a similar term in the contract.

For each purchase payment made into the contract, Lincoln Life will credit the contract with a bonus credit. The amount of the bonus credit will be added to the value of the contract at the same time and allocated in the same percentage as the purchase payment. The amount of the bonus credit is calculated as a percentage of the purchase payment made. The bonus credit percentage is based on the owner's cumulative purchase payments at the time each purchase payment is made according to the following scale:

                  Cumulative Purchase Payments Bonus Credit %
                  Less than $100,000                3.0%
                  $100,000-$999,999                 4.0%
                  $1,000,000 or greater             5.0%

Owner's cumulative purchase payments at the time of a purchase payment is equal to the sum of (1) all prior purchase payments made to this contract; plus (2) the current purchase payment made to this contract; minus (3) all prior withdrawals of purchase payments from this contract.

If you make an additional purchase payment prior to the first anniversary of the contract date and that purchase payment increases the owner's cumulative purchase payments to a level that qualifies for a higher bonus credit percentage, then we will contribute an additional bonus credit into your contract at the time the subsequent purchase payment is made (it will not be contributed retroactively). The additional bonus credit is determined by multiplying the sum of the prior purchase payments by the additional bonus credit percentage (the difference between the percentage applicable to the subsequent purchase payment and the percentage applicable to prior purchase payments). This additional bonus credit is not available after the first anniversary of the contract date.

Lincoln Life offers a variety of variable annuity contracts. During the surrender charge period, the amount of the bonus credit may be more than offset by higher surrender charges associated with the bonus credit. Similar products that do not offer bonus credits and have lower fees and charges may provide larger cash surrender values than this contract, depending on the level of the bonus credits in this contract and the performance of the owner's chosen subaccounts. We encourage you to talk with your financial adviser and determine which annuity contract is most appropriate for you.

Persistency credits
Contractowners will also receive a persistency credit on a quarterly basis after the fourteenth contract anniversary. The amount of the persistency credit is calculated by multiplying the contract value, less any purchase payments that have not been invested in the contract for at least 14 years, by 0.05%. This persistency credit will be allocated to the variable subaccounts and the fixed account in proportion to the contract value in each variable subaccount and fixed account at the time the persistency credit is paid into the contract.

There is no additional charge to receive this persistency credit, and in no case will the persistency credit be less than zero.

Valuation date
Accumulation and annuity units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (valuation date). On any date other than a valuation date, the accumulation unit value and the annuity unit value will not change.

Allocation of purchase payments and bonus credits
Purchase payments allocated to the variable account are placed into the VAA's subaccounts, each of which invests in shares of the class of its corresponding fund, according to your instructions. Corresponding bonus credits will be allocated to the subaccount(s) and/or the fixed side of the contract in the same proportion in which you allocated purchase payments.


The minimum amount of any purchase payment which can be put into any one subaccount is $20. Upon allocation to a subaccount, purchase payments and bonus credits are converted into accumulation units. The number of accumulation units credited is determined by dividing the amount allocated to each subaccount by the value of an accumulation unit for that subaccount on the valuation date on which the purchase payment is received at our home office if received before 4:00 p.m., New York time. If the purchase payment is received at or after 4:00 p.m., New York time, we will use the accumulation unit value computed on the next valuation date. If you submit your purchase payment to your agent (other than through Lincoln Financial Advisors, Corporation), we will not begin processing the purchase payment until we receive it from your agent's broker-dealer. The number of accumulation units determined in this way is not changed by any subsequent change in the value of an accumulation unit. However, the dollar value of an accumulation unit will vary depending not only upon how well the underlying fund's investments perform, but also upon the expenses of the VAA and the underlying funds.


Valuation of accumulation units

Purchase payments and bonus credits allocated to the VAA are converted into accumulation units. This is done by dividing the amount allocated by the value of an accumulation unit for the valuation period during which the purchase payments and bonus credits are allocated to the VAA. The accumulation unit value for each subaccount was or will be established at the inception of the subaccount. It may increase or decrease from valuation period to valuation period. Accumulation unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The accumulation unit value for a subaccount for a later valuation period is determined as follows:

1.The total value of the fund shares held in the subaccount is calculated by multiplying the number of fund shares owned by the subaccount at the beginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the valuation period; minus

2.The liabilities of the subaccount at the end of the valuation period; these liabilities include daily charges imposed on the subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

3.The result is divided by the number of subaccount units outstanding at the beginning of the valuation period.

The daily charges imposed on a subaccount for any valuation period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the valuation period. Because a different daily charge is imposed for contracts with different death benefit options, contracts with different death benefit options will have different corresponding accumulation unit values on any given day.


In certain circumstances, and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.



Transfers on or before the annuity commencement date

You may transfer all or a portion of your investment from one subaccount to another. A transfer involves the surrender of accumulation units in one subaccount and the purchase of accumulation units in the other subaccount. A transfer will be done using the respective accumulation unit values determined at the end of the valuation date on which the transfer request is received. There is no charge for a transfer.


Transfers (among the variable subaccounts and between the variable and fixed accounts) are limited to twelve (12) times per contract year unless otherwise authorized by Lincoln Life. This limit does not apply to transfers made under the automatic transfer programs of dollar cost averaging, cross re-investment or portfolio rebalancing programs elected on forms available from us. (See Additional services and the SAI for more information on these programs.)


The minimum amount which may be transferred between subaccounts is $300 (or the entire amount in the subaccount, if less than $300). If the transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total balance of the subaccount.


A transfer request may be made to our home office using written, telephone or electronic instructions, if the appropriate authorization is on file with us. Our address, telephone number, and Internet address are on the first page of this Prospectus. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone requests will be recorded and written confirmation of all transfer requests will be mailed to the contractowner on the next valuation date.


Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems at Lincoln Life, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our home office.

Requests for transfers will be processed on the valuation date that they are received when they are received in our customer service center before the end of the valuation date (normally 4:00 p.m. New York time).

When thinking about a transfer of contract value, you should consider the inherent risk involved. Frequent transfers based on short-term expectations may increase the risk that a transfer will be made at an inopportune time. This contract is not designed for professional market timing organizations or other entities using programmed and frequent transfers. Repeated patterns of frequent transfers are disruptive to the operation of the subaccounts, and should Lincoln Life become aware of such disruptive practices, Lincoln Life may refuse to permit such transfers.




If your contract offers a fixed account, you also may transfer all or any part of the contract value from the subaccount(s) to the fixed side of the contract except during periods when (if permitted by your contract) we have discontinued accepting transfers into the fixed side of the contract. The minimum amount which can be transferred to a fixed subaccount is $2,000 or the total amount in the subaccount if less than $2,000. However, if a transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total amount to the fixed side of the contract.


You may also transfer part of the contract value from a fixed account to the various subaccount(s) subject to the following restrictions: (1) the sum of the percentages of fixed value transferred is limited to 25% of the value of that fixed subaccount in any twelve month period; and (2) the minimum amount which can be transferred is $300 or the amount in the fixed subaccount.

Transfers of all or a portion of a fixed account (other than automatic transfer programs) may be subject to an interest adjustment.



Transfers may be delayed as permitted by the 1940 Act. See The contracts--Delay of payments.


Transfers after the annuity commencement date

If you select i4LIFE/SM/ Advantage your transfer rights and restrictions for variable subaccounts and the fixed account are the same as they were on or before the annuity commencement date .


If you do not select i4LIFE/SM/ Advantage, you may transfer all or a portion of your investment in one subaccount to another subaccount or to the fixed side of the contract. Those transfers will be limited to three times per contract year. You may also transfer from a variable annuity payment to a fixed annuity payment. No transfers are allowed from the fixed side of the contract to the subaccounts.

Additional services

There are four additional services available to you under your contract: dollar cost averaging (DCA), automatic withdrawal service (AWS), cross-reinvestment service and portfolio rebalancing. In order to take advantage of one of these services, you will need to complete the election form for the service that is available from us. For further detailed information on these services, please see Advertising and sales literature in the SAI.



Dollar cost averaging allows you to transfer amounts from the DCA fixed account or certain variable subaccounts into the variable subaccounts on a monthly basis. Upon receipt of an additional purchase payment allocated to the DCA program, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as the additional purchase payments will be credited with interest at the standard DCA rate at the time.


The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your contract value.

The cross-reinvestment service allows you to automatically transfer the account value in a designated variable subaccount that exceeds a baseline amount to another specific variable subaccount at specific intervals.

Portfolio rebalancing is an option that restores to a pre-determined level the percentage of contract value allocated to each variable account subaccount. The rebalancing may take place monthly, quarterly, semi-annually or annually.

Death benefit
If the contractowner (or a joint owner) or annuitant dies prior to the annuity commencement date, a death benefit may be payable. You can choose the death benefit. Generally, the more expensive the death benefit, the greater the protection. You should consider the following provisions carefully when designating the beneficiary, annuitant, any contingent annuitant and any joint owner, as well as before changing any of these parties. The identity of these parties under the contract may significantly affect the amount and timing of the death benefit or other amount paid upon a contractowner's or annuitant's death.

You may designate a beneficiary during your lifetime and change the beneficiary by filing a written request with our home office. Each change of beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of beneficiary.

Upon the death of the contractowner, a death benefit will be paid to the beneficiary. Upon the death of a joint owner, the death benefit will be paid to the surviving joint owner. Upon the death of an annuitant who is not the contractowner or joint owner, a death benefit may be paid to the contractowner (and joint owner, if applicable, in equal shares). If the contractowner is a corporation or other non-individual (non-natural person), the death of the annuitant will be treated as death of the contract owner. Only the contract value as of the day Lincoln Life approves the payment of the claim is available on the death of the contractowner or joint owner, if the contractowner or joint owner was changed subsequent to the effective date of this contract unless the change occurred because of the death of the prior contractowner or joint owner.


If an annuitant who is not the contractowner or joint owner dies, then the contingent annuitant, if named, becomes the annuitant and no death benefit is payable on the death of the annuitant. If no contingent annuitant is named, the contractowner (or younger of joint owners) becomes the annuitant. Alternatively, a death benefit may be paid to the contractowner (and joint owner, if applicable, in equal shares), provided the annuitant named on this contract has not been changed (except within the first 30 days after the contract is issued or upon the death of a prior annuitant).


Notification of the election of this death benefit must be received by Lincoln Life within 75 days of the death of the annuitant. The contract terminates when any death benefit is paid due to the death of the annuitant. Only the contract value as of the day Lincoln Life approves the payment of the claim is available on the death of the annuitant if the annuitant has been changed subsequent to the effective date of this contract, unless the change occurred during the first 30 days subsequent to the effective date of the contract, or because of the death of a prior annuitant.

Guarantee of Principal Death Benefit. If you do not select a death benefit, the Guarantee of Principal Death Benefit will apply to your contract. If the Guarantee of

Principal Death Benefit is in effect, the death benefit will be equal to the greater of:

1.the contract value as of the day Lincoln Life approves the payment of the claim; or

2.the sum of all purchase payments decreased by withdrawals (including any applicable charges and premium taxes incurred) in the same proportion that withdrawals (including any applicable charges and premium taxes incurred) reduced the contract value.

In a declining market, any partial withdrawal may have a magnified effect on the reduction of the death benefit payable.


Enhanced Guaranteed Minimum Death Benefit (EGMDB). If the death occurs before the annuity commencement date and the EGMDB is in effect, the death benefit paid will be the greatest of: (1) the contract value as of the day on which Lincoln Life approves the payment of the claim; (2) the sum of all purchase payments decreased by withdrawals (including applicable charges and premium taxes incurred) in the same proportion that withdrawals (including applicable charges and premium taxes incurred) reduced the contract value; or (3) the highest contract value which the contract attains on any contract anniversary (including the inception date) (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased contractowner, joint owner (if applicable) or annuitant and prior to the death of the contractowner, joint owner or annuitant for whom the death claim is approved for payment. The highest contract value is increased by purchase payments and is decreased by withdrawals subsequent to that anniversary date (including applicable charges and premium taxes incurred) in the same proportion that withdrawals (including applicable charges and premium taxes incurred) reduced the contract value.


In a declining market, any partial withdrawal may have a magnified effect on the reduction of the death benefit payable.

The EGMDB is not available under contracts issued to a contractowner, joint owner or annuitant, who is age 81 or older at the time of issuance.

Contractowners whose contracts contain the Guarantee of Principal death benefit may add the EGMDB at a later date if the contractowner, joint owner and annuitant are under age 81. If you add the EGMDB after purchase, the benefit will take effect as of the valuation date following our receipt of the election request, and we will begin deducting the charge for the benefit as of that date. When calculating the death benefit under the EGMDB, only the highest contract value on the effective date when the benefit is added to the contract or any contract anniversary after the effective date will be used.

After a contract is issued, the contractowner may discontinue the EGMDB at any time by completing the Enhanced Guaranteed Minimum Death Benefit Discontinuance form and sending it to our home office. The benefit will be discontinued as of the valuation date we receive the request, and the Guarantee of Principal Death Benefit will apply. We will deduct the charge for the Guarantee of Principal Death Benefit as of that date. See Charges and other deductions.

Estate Enhancement Benefit Rider (EEB Rider)
The amount of death benefit payable under this Rider is the greatest of the following amounts:


1.The contract value on the valuation date the death benefit is approved by Lincoln Life for payment;


2.The sum of all purchase payments, decreased by withdrawals (including applicable charges and premium taxes incurred) in the same proportion that withdrawals (including applicable charges and premium taxes incurred) reduced the contract value;


3.The highest contract value on any contract anniversary (including the inception date) (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased contractowner, joint owner (if applicable), or annuitant and prior to the death of the contractowner, joint owner or annuitant for whom a death claim is approved for payment. The highest contract value is adjusted for certain transactions. It is increased by purchase payments made on or after that contract anniversary on which the highest contract value is obtained. It is decreased by withdrawals subsequent to that anniversary date (including applicable charges and premium taxes incurred) in the same proportion that withdrawals (including applicable charges and premium taxes incurred) reduced the contract value; or


4.The contract value on the valuation date the death benefit is approved by Lincoln Life for payment plus an amount equal to the Enhancement Rate times the lesser of: (1) the contract earnings; or (2) the covered earnings limit. [Note: If there are no contract earnings, there will not be an amount provided under this item (4).]

In a declining market, any partial withdrawal may have a magnified effect on the reduction of the death benefit payable.

The Enhancement Rate is based on the age of the oldest contractowner, joint owner (if applicable), or annuitant on the date when the Rider becomes effective. If the oldest is under age 70, the rate is 40%. If the oldest is age 70 to 75, the rate is 25%. The EEB Rider is not available if the oldest contractowner, joint owner (if applicable), or annuitant is age 76 or older at the time the Rider would become effective.

Contract earnings equals:

1.the contract value as of the date of death of the individual for whom a death claim is approved by Lincoln Life for payment; minus

2.the contract value as of the effective date of this Rider (determined before the allocation of any purchase payments on that date); minus

3.each purchase payment that is made to the contract on or after the effective date of the Rider, and prior to the date of death of the individual for whom a death claim is approved for payment; plus

4.the amount by which each withdrawal made on or after the effective date of the Rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.

The covered earnings limit equals 200% of:

1.the contract value as of the effective date of this Rider (determined before the allocation of any purchase payments on that date); plus

2.each purchase payment that is made to the contract on or after the effective date of the Rider, and prior to the date of death of the individual for whom a death claim is approved for payment, and prior to the contract anniversary immediately preceding the 76th birthday of the oldest of the contractowner, joint owner (if applicable) or annuitant; minus

3.the amount by which each withdrawal made on or after the effective date of the Rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.

The Estate Enhancement Benefit will not be paid if the contractowner, joint owner or annuitant is changed after the effective date of the Rider unless the change is the result of the surviving spouse continuing the contract. A change in contractowner, joint owner (if applicable), or annuitant, unless the change occurred because of a death, will reduce the death benefit to the contract value for the new individual.

The EEB Rider may not be available in all states. Please check with your investment representative regarding availability of this rider. Contracts purchased before the EEB Rider becomes available in your state may add the Rider if it becomes available, but the request to add the Rider must be received by Lincoln Life within six months following state approval. Contracts purchased after the Rider becomes available in your state may only elect the Rider at the time of purchase.

If you elect the EEB Rider after purchase, the benefit will take effect as of the valuation date following our receipt of the election request, and we will begin deducting the charge for the rider as of that date. Should you elect the EEB Rider at time of purchase the benefit will take effect on the valuation date at time of issue and we will begin deducting the charge on that date.

The EEB Rider may not be terminated unless you surrender the contract or the contract is in the annuity payout period. As this Rider may not be available to all classes of contractowners, please contact your investment representative.

General death benefit information
The EEB Rider, EGMDB and the Guarantee of Principal death benefits are separate death benefit elections. Only one of these three death benefit elections may be in effect at any one time and these elections terminate if you elect i4LIFE/SM /Advantage.

If there are joint owners, upon the death of the first contractowner, Lincoln Life will pay a death benefit to the surviving joint owner. The surviving joint owner will be treated as the primary, designated beneficiary. Any other beneficiary designation on record at the time of death will be treated as a contingent beneficiary. If the surviving joint owner is the spouse of the deceased joint owner he/she may continue the contract as sole contractowner. Upon the death of the spouse who continues the contract, Lincoln Life will pay a death benefit to the designated beneficiary(s).


If the beneficiary is the spouse of the contractowner, then the spouse may elect to continue the contract as the new contractowner. Should the surviving spouse elect to continue the contract a portion of the death benefit may be credited to the contract. Any portion of the death benefit that would have been payable (if the contract had not been continued) that exceeds the current contract value on the date the surviving spouse elects to continue will be added to the contract value. If the contract is continued in this way the death benefit in effect at the time the beneficiary elected to continue the contract will remain as the death benefit. If the EEB Rider is in effect, the Enhancement Rate for future benefits will be based on the age of the older of the surviving spouse or the annuitant at the time the Estate Enhancements Benefit is paid into the contract. The contract earnings and the covered earnings limit will be reset, treating the current contract value (after crediting any death benefit amount into the contract as described above) as the initial deposit for purposes of future benefit calculations. If either the surviving spouse or the surviving annuitant is 76 or older, the EEB Rider death benefit will be reduced to the EGMDB death benefit for an annual charge of 1.60%.


The value of the death benefit will be determined as of the date on which the death claim is approved for payment. Approval of payment will occur upon receipt of (1) proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us, of the death; (2) written authorization for payment; and (3) our receipt of all required claim forms, fully completed (including selection of a settlement option). If the

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beneficiary is a minor, court documents appointing the guardian/custodian must be submitted.

Notwithstanding any provision of this contract to the contrary, the payment of death benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death benefits may be taxable. See Federal tax matters.

Unless otherwise provided in the beneficiary designation, one of the following procedures will take place on the death of a beneficiary:

1.If any beneficiary dies before the contractowner, that beneficiary's interest will go to any other beneficiaries named, according to their respective interests; and/or

2.If no beneficiary survives the contractowner, the proceeds will be paid to the contractowner's estate.

Unless the contractowner has already selected a settlement option, the beneficiary may choose the method of payment of the death benefit. The death benefit payable to the beneficiary or joint owner must be distributed within five years of the contractowner's date of death unless the beneficiary begins receiving within one year of the contractowner's death the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the beneficiary's life expectancy.

If the death benefit becomes payable, the recipient may elect to receive payment either in the form of a lump sum settlement or an annuity payout. Upon the death of the annuitant, Federal tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.

If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of death benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.


Principal Security/SM/ Benefit


The Principal Security/SM/ Benefit is available for purchase with nonqualified annuity contracts and IRAs. IRA contractowners must be under age 81. This Rider provides a Guaranteed Amount equal to the initial purchase payment and bonus credit (or contract value if elected after contract issue) as adjusted for purchase payments, bonus credits and withdrawals in accordance with the provisions set forth below. You may access this benefit through periodic withdrawals. There is no guarantee that the Rider will be available in the future as we reserve the right to discontinue this Rider at any time.



If the Rider is elected at issue, then the Rider will be effective on the contract's effective date. If the Rider is elected after the contract is issued, the Rider will be effective on the next valuation date following approval by us. You cannot elect the Rider on or after the annuity commencement date.



Guaranteed Amount. The amount of the initial Guaranteed Amount varies based on when you elect the Rider. If you elect the Rider at the time you purchase the contract, the Guaranteed Amount will equal your initial purchase payment and bonus credit. If you elect the Rider after we issue the contract, the Guaranteed Amount will equal the contract value on the effective date of the Rider. The maximum Guaranteed Amount is $5,000,000. Additional purchase payments and bonus credits increase the Guaranteed Amount; however, we may restrict purchase payments in the future. We will notify you if we restrict additional purchase payments. Each withdrawal reduces the Guaranteed Amount as discussed below.



After the fifth anniversary of the Rider, you may elect to reset the Guaranteed Amount to an amount equal to the contract value on the effective date of the election of the reset. Additional resets are permitted, but you must wait at least 5 years between each reset. The reset may cause a change in the charge for this Rider. See Charges and other deductions. Purchase payments, bonus credits or withdrawals after the reset adjust the Guaranteed Amount. We may limit your right to reset the Guaranteed Amount to anniversary dates in the future.



Withdrawals. You will have access to your Guaranteed Amount through periodic withdrawals up to the Annual Withdrawal Limit each Benefit Year until the Guaranteed Amount is depleted. The Benefit Year is the 12-month period starting with the effective date of the Rider and starting with each anniversary of the Rider effective date after that. If the contractowner elects to reset the Guaranteed Amount, a Benefit Year will begin on the date of the reset and each anniversary of the reset after that.



On the effective date of the Rider, the Annual Withdrawal Limit is 7% of the Guaranteed Amount. The Annual Withdrawal Limit is increased by 7% of any additional purchase payment and bonus credit. The Annual Withdrawal Limit will also reset after a reset of the Guaranteed Amount to the greater of:



 a.the immediately prior Annual Withdrawal Limit; or


 b.7% of the new (reset) Guaranteed Amount.



If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) are within the Annual Withdrawal Limit, then:



1.the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and



2.the Annual Withdrawal Limit will remain the same.



Withdrawals within the Annual Withdrawal Limit are not subject to surrender charges or a market value (interest) adjustment.

When cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) exceed the Annual Withdrawal Limit:



1.The Guaranteed Amount is reduced to the lesser of:



 a.the contract value immediately following the withdrawal, or



 b.the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal.



2.The Annual Withdrawal Limit will be the lesser of:



 a.the Annual Withdrawal Limit immediately prior to the withdrawal; or



 b.the greater of:



   i.7% of the Guaranteed Amount immediately following the withdrawal; or



  ii.7% of the contract value immediately following the withdrawal.



In a declining market, withdrawals that exceed the Annual Withdrawal Limit may substantially deplete your Guaranteed Amount and your Annual Withdrawal Limit.



Withdrawals may be individually requested, an automatic withdrawal service may be established, or an annuity payment option may be chosen, the Guaranteed Withdrawal Balance Annuity Payment Option, is available under this Rider. This is a fixed annuitization in which the contractowner will receive the Guaranteed Amount in annual annuity payments which equal to the current 7% Annual Withdrawal Limit. Payment frequencies other than annually may be available. Payments will continue until the Guaranteed Amount equals zero. This may result in a partial, final payment. We do not assess a charge for this annuity payment option and, once chosen, this payment option may not be changed. If the contract value is zero and you have a remaining Guaranteed Amount, you may not withdraw the remaining Guaranteed Amount in a lump sum, but must elect the Guaranteed Withdrawal Balance Annuity Payment Option.



For IRA contracts, the annual amount available for withdrawal within the Annual Withdrawal Limit may not be sufficient to satisfy your required minimum distributions. Therefore, you may have to make withdrawals that exceed the Annual Withdrawal Limit. Withdrawals over the Annual Withdrawal Limit may quickly and substantially decrease your Guaranteed Amount and Annual Withdrawal Limit, especially in a declining market.



The tax consequences of withdrawals are discussed later in the Prospectus. See federal tax matters.



Any withdrawals you make, whether or not within the Annual Withdrawal Limit, will decrease your contract value. If the contract is surrendered, the contractowner will receive the contract value (less any applicable charges, fees, and taxes) and not the Guaranteed Amount.



There is no provision for a lump sum payout of the Guaranteed Amount upon death of the contractowners or annuitant. However, if a death benefit is payable, the beneficiary (or contractowner) may elect to make a withdrawal of the Guaranteed Amount in lieu of taking the death benefit under the contract. See The contracts--Death benefit. If the contract is continued upon the death of the contractowner, all terms and conditions of the Rider will apply to the new owner. The new owner may elect to reset the Guaranteed Amount without waiting for the next reset date. All other conditions for the reset apply. All death benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time.



Termination. After the later of the fifth anniversary of the effective date of the Rider or the fifth anniversary of the most recent reset of the Guaranteed Amount, the Rider may be terminated. This Rider will automatically terminate on the annuity commencement date (unless the Guaranteed Withdrawal Balance Annuity Payment Option is elected) and will not result in any increase in contract value equal to the Guaranteed Amount. The Rider will also terminate upon the last payment of the Guaranteed Amount. Upon effective termination of this Rider, the benefits and charges within this Rider will terminate.



Availability. Check with your investment representative regarding availability in your state.


Ownership
The owner on the date of issue will be the person designated in the contract specifications. If no owner is designated, the annuitant(s) will be the owner. The owner may name a joint owner.

As contractowner, you have all rights under the contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all contractowners and their designated beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. Qualified contracts may not be assigned or transferred except as permitted by applicable law and upon written notification to us. Non-qualified contracts may not be collaterally assigned. We assume no responsibility for the validity or effect of any assignment. Consult your tax adviser about the tax consequences of an assignment.

Joint ownership
If a contract has joint owners, the joint owners shall be treated as having equal undivided interests in the contract. Either owner, independently of the other, may exercise any ownership rights in this contract. Not more than two owners (an owner and joint owner) may be named and contingent owners are not permitted.

Annuitant

The following rules apply prior to the annuity commencement date. You may name only one annuitant [unless you are a tax-exempt entity, then you can name two joint annuitants]. You (if the contractowner is a natural person) have the right to change the annuitant at any time by notifying Lincoln Life of the change. The new annuitant must be under age 86 as of the effective date of the change. This change may cause a reduction in the death benefit on the death of the annuitant. See The contracts--Death benefit.


A contingent annuitant may be named or changed by notifying Lincoln Life in writing.

On or after the annuity commencement date, the annuitant or joint annuitants may not be changed. Contingent annuitant designations are no longer applicable.

Surrenders and withdrawals
Before the annuity commencement date, we will allow the surrender of the contract or a withdrawal of the contract value upon your written request, subject to the rules discussed below. Surrender or withdrawal rights after the annuity commencement date depend on the annuity payout option selected.

The amount available upon surrender/withdrawal is the contract value less any applicable charges, fees, and taxes at the end of the valuation period during which the written request for surrender/withdrawal is received at the home office. The minimum amount which can be withdrawn is $300. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total contract value. Surrenders and withdrawals from the fixed account may be subject to an interest adjustment. See Fixed side of the contract. Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the home office. The payment may be postponed as permitted by the 1940 Act.


There are charges associated with surrender of a contract or withdrawal of contract value. You may specify whether these charges are deducted from the amount you request to be withdrawn or from the remaining contract value. If the charges are deducted from the remaining contract value, the amount of the total withdrawal will increase according to the impact of the applicable surrender charge percentage; consequently, the amount of the charge associated with that withdrawal will also increase. In other words, the amount deducted to cover the surrender charge is also subject to a surrender charge. See Charges and other deductions.


The tax consequences of a surrender/withdrawal are discussed later in this booklet. See Federal tax matters.

Small contract surrenders
Lincoln Life may surrender your contract, in accordance with the laws of your state if: 1) your contract value drops below certain state specified minimum amounts ($1,000 or less) for any reason, including if your contract value decreases due to the performance of the subaccounts you selected, 2) no purchase payments have been received for two (2) full, consecutive contract years, and 3) the paid up annuity benefit at maturity would be less than $20.00 per month (these requirements may differ in some states). At least 60 days before we surrender your contract, we will send you a letter at your last address we have on file, to inform you that your contract will be surrendered. You will have the opportunity to make additional purchase payments to bring your contract value above the minimum level to avoid surrender. If we surrender your contract, we will not assess any surrender charge.

i4LIFE/SM/ Advantage (IRA Annuity Contracts ONLY)
The i4LIFE/SM/ Advantage for IRA contracts provides you variable, periodic regular income payments. This option, when available in your state, is subject to a charge, (imposed only during the i4LIFE/SM/ Advantage payout phase) computed daily, equal to an annual rate of 1.85% for the i4LIFE/SM/ Advantage Account Value death benefit, of the net asset value of the Account Value in the VAA. This charge consists of an administrative charge of 0.15% and the balance is a mortality and expense risk charge. If i4LIFE/SM/ Advantage is elected at issue of the contract, i4LIFE/SM/ Advantage and the charge will begin on the contract's effective date. Otherwise, i4LIFE/SM/ Advantage and the charge will begin no more than fourteen days prior to the date the initial regular income payment is due. At the time you elect i4LIFE/SM/ Advantage, you also choose monthly, quarterly, or annual regular income payments, as well as the month that the initial regular income payment is due. Regular income payments must begin within one year of the date you elect i4LIFE/SM/ Advantage.

i4LIFE/SM/ Advantage for IRA contracts is only available for IRA and Roth IRA contracts (excluding SEP and SARSEP markets) with a contract value of at least $50,000 and only if the annuitant is age 591/2 or older at the time the option is elected. You may elect the i4LIFE/SM/ Advantage at the time of application or at any time before the annuity commencement date by sending a written request to our home office. Additional purchase payments may be made during the Access Period.

There is no guarantee that i4LIFE/SM/ Advantage will be available to elect in the future as we reserve the right to discontinue this option at any time.


Once i4LIFE/SM/ Advantage begins, any prior death benefit election will terminate and this new death benefit will be provided, as discussed below. The amount paid under the new i4LIFE/SM/ Advantage death benefit may be less than the amount that would have been paid under the death benefit provided before i4LIFE/SM/ Advantage began.

Please refer to Federal tax matters for a discussion of the tax consequences of distributions from qualified retirement plans.

If i4LIFE/SM/ Advantage is selected, the applicable transfer provisions among subaccounts will continue to be those specified in your annuity contract for transfers on or before the annuity commencement date. However, once the i4LIFE/SM/ Advantage begins, any automatic withdrawal service will terminate. See The contracts.

Assumed interest rates of 3%, 4%, 5% and 6% may be available. See Annuity payouts--Variable annuity payouts above for a more detailed explanation.

Regular Income. i4LIFE/SM/ Advantage provides for variable, periodic regular income payments during a defined period of time (the Access Period, as defined below), and after the Access Period for as long as an annuitant is living. We determine the initial regular income payment based in part on the assumed interest rate you choose. Subsequent regular income payments will be adjusted each calendar year with the performance of the subaccounts selected. For example, if net investment performance for the year is 3% higher (annualized) than the assumed rate, the regular income payment for the next year will increase by approximately 3%. Conversely, if actual net investment performance is 3% lower than the assumed rate, the regular income payment will decrease by approximately 3%. Regular Income payments are not subject to any surrender charges or interest adjustments. See Charges and other deductions.

Access Period. At the time you elect i4LIFE/SM/ Advantage, you also select the Access Period, which begins no more than fourteen days prior to the date the initial income payment is due. The Access Period is a defined period of time during which we pay variable, periodic regular income payments and provide a death benefit, and during which you may make purchase payments, surrender the contract, and access your Account Value (defined below) through withdrawals. We will establish the minimum (currently 5 years) and maximum Access Periods at the time you elect i4LIFE/SM/ Advantage. Generally, shorter Access Periods will produce a higher initial regular income payment than longer Access Periods. At any time during the Access Period, and subject to the rules in effect at that time, you may extend or shorten the Access Period by sending us notice. If you do, subsequent regular income payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue regular income payments for your life.

Account Value. The initial Account Value is the contract value on the valuation date i4LIFE/SM/ Advantage is effective, less any applicable premium taxes. During the Access Period, the Account Value will be increased/ decreased by any investment gains/losses, and will be reduced by regular income payments made and any withdrawals taken.

After the Access Period ends, the remaining Account Value will be applied to continue regular income payments for your life and the Account Value will be reduced to zero. Regular income payments will continue for as long as any annuitant is living, and will continue to be adjusted for investment performance of the subaccounts your annuity units are invested in.

Withdrawals. You may request a withdrawal at any time during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent regular income payments will be reduced proportionately. Withdrawals may have tax consequences. See Federal tax matters - Tax treatment of qualified contracts. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and other deductions.

Surrender. At any time during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further regular income payments will be made.

Death Benefit. During the Access Period, i4LIFE/SM/ Advantage provides the Account Value death benefit. This death benefit is equal to the Account Value as of the day on which Lincoln Life approves the payment of the claim.

If you die during the Access Period, the i4LIFE/SM/ Advantage will terminate. Your beneficiary may start a new i4LIFE/SM/ Advantage program. If your spouse's life was also used to determine the regular income payment and the spouse dies, the regular income payment may be recalculated.

Following the Access Period, the death benefit will be the remaining guaranteed regular income payments, if any; otherwise, there is no death benefit.




Termination. You may terminate i4LIFE/SM/ Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next valuation date after we receive the notice. Your death benefit will be the Guarantee of Principal death benefit. Upon termination, we will stop assessing the charge for the i4LIFE/SM/ Advantage and begin assessing the mortality and expense risk charge and administrative charge associated with this Guarantee of Principal death benefit. Your contract value upon termination will be the Account Value on the valuation date we terminate i4LIFE/SM/ Advantage.


Fixed Side of the Contract. If your contract value includes amounts held in the fixed side of the contract at the time i4LIFE/SM/ Advantage is effective, or if, during the Access Period, you make transfers to or allocate purchase payments to the fixed side of the contract, your Account Value will include the value in the VAA and the value in the fixed side of the contract. We will credit amounts held in the fixed side of the contract at an interest rate guaranteed to be at least 1.5% (or the guaranteed minimum interest rate applicable in your state) per year, and apply an interest adjustment (and surrender charge, if applicable) to any withdrawals you make from the fixed side of the contract before the expiration of a guaranteed period. However, we will not apply an interest adjustment to your regular income payments. All fixed account rights and restrictions apply to amounts held in the fixed side of the contract during the Access Period. See Fixed side of the contract.


Delay of payments

Contract proceeds from the VAA will be paid within seven days, except (i) when the NYSE is closed (other than weekends and holidays); (ii) times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or (iii) when the SEC so orders to protect contractowners. Payment of contract proceeds from the fixed account may be delayed for up to six months.



Due to federal laws designated to counter terrorism and prevent money laundering by criminals, we may be required to reject a purchase payment. We also may be required to provide additional information about a contractowner's account to government regulators. We may also be required to block a contractowner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, or death benefits, until instructions are received from the appropriate regulator.


Transfers may be delayed as permitted by the 1940 Act.

Reinvestment privilege

You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal (including previously credited bonus credits), and we will recredit that portion of the surrender/withdrawal charges attributable to the amount returned. This election must be made by your written authorization to us and received in our office within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this Prospectus. A representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this Prospectus are designed. The number of accumulation units which will be credited when the proceeds are reinvested will be based on the value of the accumulation unit(s) on the next valuation date. This computation will occur following receipt of the proceeds and request for reinvestment at the home office. You may utilize the reinvestment privilege only once. No bonus credits will apply when a reinvestment purchase occurs. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions. You should consult a tax adviser before you request a surrender/withdrawal or subsequent reinvestment purchase.


Amendment of contract
We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers.

Commissions

Commissions are paid to dealers under different commission options. The maximum commission paid as a percentage of each purchase payment is 7.00%. Alternate commission schedules are available with lower initial commission amounts based on purchase payments plus ongoing annual compensation of up to 1.00%. Upon annuitization, the commissions paid to dealers are a maximum of 4.00% of account annuitized and/or an annual continuing commission of up to 1.00% of statutory reserves. These commissions are not deducted from purchase payments, bonus credits or contract value; they are paid by us.



Lincoln Life offers the contracts through the registered representatives of its affiliated broker-dealer, Lincoln Financial Advisors Corporation (LFA), who are registered with the NASD and are licensed to offer insurance in the states in which they do business. In addition to commissions, these representatives may be eligible for various benefits, such as bonuses, insurance benefits and subsidies. Payments may also be made for other services that do not directly involve the sale of the contracts. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.



Lincoln Life, using LFA as a principal underwriter, also may offer the contracts through registered representatives of broker-dealers it maintains selling agreements with. These broker-dealers and their registered representatives are also members of, and registered with, the NASD and are state insurance licensed. Commissions payable to registered representatives of a broker-dealer having a selling agreement with LFA will be paid to their respective broker-dealers. These broker-dealers may in turn pay a portion of the commissions to their registered representatives.



Registered representatives may be eligible for certain non-cash compensation programs, such as conferences or trips.



Lincoln Life offers the contracts to the public on a continuous basis and anticipates continuing to offer the contract but reserves the right to discontinue the offering.







Contractowner questions
The obligations to purchasers under the contracts are those of Lincoln Life. Contracts, endorsements and riders may vary as required by state law. Questions about your contract should be directed to us at 1-888-868-2583.

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Annuity payouts

When you apply for a contract, you may select any annuity commencement date permitted by law.


The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the contract value may be used to purchase an annuity or payout option.


You may elect annuity payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the variable annuity options available.

Annuity options
Life Annuity. This option offers a periodic payout during the lifetime of the annuitant and ends with the last payout before the death of the annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a death benefit for beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if the annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.

Life Annuity with Payouts Guaranteed for Designated Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the annuitant. The designated period is selected by the contractowner.

Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor.

Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the contractowner.

Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. When one of the joint annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.

Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the annuitant and a joint annuitant. When one of the joint annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the annuitants dies during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.

Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the annuitant with the guarantee that upon death a payout will be made of the value of the number of annuity units (see Variable annuity payouts) equal to the excess, if any, of: (a) the total amount applied under this option divided by the annuity unit value for the date payouts begin, minus (b) the annuity units represented by each payout to the annuitant multiplied by the number of payouts paid before death. The value of the number of annuity units is computed on the date the death claim is approved for payment by the home office.

Life Annuity with Cash Refund. Fixed annuity benefit payments that will be made for the lifetime of the annuitant with the guarantee that upon death, should
(a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made after Lincoln Life is in receipt of: (1) proof, satisfactory to Lincoln Life, of the death; (2) written authorization for payment; and (3) all claim forms, fully completed.

Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an annuity payout option as a method of paying the death benefit to a beneficiary. If you do, the beneficiary cannot change this payout option. At death, options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable. The mortality and expense risk charge of 1.25% and the charge for administrative services of .15% will be assessed on all variable annuity payouts (except for the i4LIFE/SM/ Advantage, which has a different charge), including options that may be offered that do not have a life contingency and therefore no mortality risk.

Variable annuity payouts
Variable annuity payouts will be determined using:


1.The contract value on the annuity commencement date, less any surrender charges on purchase payments made within 12 months of annuitization and any applicable premium taxes;


2.The annuity tables contained in the contract;

3.The annuity option selected; and

4.The investment performance of the fund(s) selected.

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

To determine the amount of payouts, we make this calculation:

1.Determine the dollar amount of the first periodic payout; then

2.Credit the contract with a fixed number of annuity units equal to the first periodic payout divided by the annuity unit value; and

3.Calculate the value of the annuity units each period thereafter.

Annuity payouts assume an investment return of 3%, 4%, 5% or 6% per year, as applied to the applicable mortality table. Some of these assumed interest rates may not be available in your state, please check with your investment representative. You may choose your assumed interest rate at the time you elect a variable annuity payout on the administrative form provided by Lincoln Life. The higher the assumed interest rate you choose, the higher your initial annuity payment will be. The amount of each payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payments will decrease. The higher the assumed interest rate, the less likely future annuity payments are to increase, or the payments will increase more slowly than if a lower assumed rate was used. There is a more complete explanation of this calculation in the SAI.

General information

The Guarantee of Principal, EGMDB, and the Estate Enhancement Benefit Rider are not available after the annuity commencement date. The annuity commencement date is usually on or before the contractowner's 90th birthday. You may change the annuity commencement date, change the annuity option or change the allocation of the investment among subaccounts up to 30 days before the scheduled annuity commencement date, upon written notice to the home office. You must give us at least 30 days notice before the date on which you want payouts to begin. If proceeds become available to a beneficiary in a lump sum, the beneficiary may choose any annuity payout option.



Unless you select another option, the contract automatically provides for a life annuity with annuity payouts guaranteed for 10 years (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocations at the time of annuitization) except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the annuitant's death (or surviving annuitant's death in case of joint life annuity) will be paid to you or your beneficiary as payouts become due. After Lincoln Life is in receipt of:
(1) proof, satisfactory to Lincoln Life of the death; (2) written authorization for payment; and (3) all claim forms, fully completed.


i4LIFE/SM/ Advantage (Non-Qualified Annuity Contracts ONLY)

We offer a variable annuity payout option for non-qualified contracts. This option, when available in your state, is subject to a charge, (imposed only during the i4LIFE/SM/ Advantage payout phase) computed daily, equal to an annual rate of 1.85% for the i4LIFE/SM/ Advantage Account Value death benefit, and 2.05% for the i4LIFE/SM/ Advantage EGMDB, of the net asset value of the Account Value in the VAA. This charge consists of an administrative charge of 0.15% and the balance is a mortality and expense risk charge. If i4LIFE/SM/ Advantage is elected at issue of the contract, i4LIFE/SM/ Advantage and the charge will begin on the contract's effective date. Otherwise, i4LIFE/SM/ Advantage and the charge will begin no more than fourteen days prior to the date the initial regular income payment is due. At the time you elect i4LIFE/SM/ Advantage, you also choose monthly, quarterly, or annual regular income payments, as well as the month that the initial regular income payment is due. Regular income payments must begin within one year of the date you elect i4LIFE/SM/ Advantage.



If your contract value is at least $50,000, you may elect the i4LIFE/SM/ Advantage at the time of application or at any time before the annuity commencement date by sending a written request to our home office. The fixed account is not available with i4LIFE/SM/ Advantage. The annuitant may not be changed and additional purchase payments will not be accepted after i4LIFE/SM/ Advantage is elected.


There is no guarantee that i4LIFE/SM/ Advantage will be available to elect in the future as we reserve the right to discontinue this option at any time.

At the time you elect i4LIFE/SM/ Advantage, you also select a new death benefit option. Once i4LIFE/SM/ Advantage begins, any prior death benefit election will terminate and this new death benefit will be provided, as discussed below. The amount paid under this new death benefit may be less than the amount that would have been paid under the death benefit provided before i4LIFE/SM/ Advantage began.

Assumed interest rates of 3%, 4%, 5% and 6% may be available. See Annuity payouts--Variable annuity payouts above for a more detailed explanation.

Regular Income. i4LIFE/SM/ Advantage provides for variable, periodic regular income payments during a defined period of time (the Access Period, as defined below), and after the Access Period for as long as an annuitant is living. We determine the initial regular income payment based in part on the assumed interest rate you choose. Subsequent regular income payments will be adjusted periodically with the performance of the subaccounts selected. For example, if net investment performance for the year is 3% higher (annualized) than the assumed rate, the regular income payment will increase by approximately 3%. Conversely, if actual net investment performance is 3% lower than the assumed rate, the regular income payment will decrease by approximately 3%. See Federal tax matters--Taxation of annuity payouts. In most states, you may also elect to have regular income payments recalculated only once each year, resulting in level regular income payments between recalculation dates. Regular Income payments are not subject to any surrender charges or interest adjustments. See Charges and other deductions.



Access Period. At the time you elect i4LIFE/SM/ Advantage, you also select the Access Period, which begins no more than fourteen days prior to the date the initial income payment is due. The Access Period is a defined period of time during which we pay variable, periodic regular income payments and provide a death benefit, and during which you may surrender the contract and access your Account Value (defined below) through withdrawals. We will establish the minimum (currently 5 years) and maximum Access Periods at the time you elect i4LIFE/SM/ Advantage. Generally, shorter Access Periods will produce a higher initial regular income payment than longer Access Periods. At any time during the Access Period, and subject to the rules in effect at that time, you may extend or shorten the Access Period by sending us notice. If you do, subsequent regular income payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue regular income payments for your life.


Account Value. The initial Account Value is the contract value on the valuation date i4LIFE/SM/ Advantage is effective, less any applicable premium taxes. During the Access Period, the Account Value will be increased/decreased by any investment gains/losses, and will be reduced by regular income payments made and any withdrawals taken.

After the Access Period ends, the remaining Account Value will be applied to continue regular income payments for your life and the Account Value will be reduced to zero. Regular income payments will continue for as long as any annuitant is living, and will continue to be adjusted for investment performance of the subaccounts your annuity units are invested in.

Withdrawals. You may request a withdrawal at any time during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent regular income payments will be reduced proportionately. Withdrawals may have tax consequences. See Federal tax matters--Taxation of withdrawals and surrenders. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and other deductions.

Surrender. At any time during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further regular income payments will be made.

Death Benefit. During the Access Period, i4LIFE/SM/ Advantage provides two death benefit options:

1.i4LIFE/SM/ Advantage Account Value death benefit; and

2.i4LIFE/SM/ Advantage EGMDB.

The i4LIFE/SM/ Advantage Account Value death benefit is the Account Value as of the day on which Lincoln Life approves the payment of the claim.

The charge under this death benefit is equal to an annual rate of 1.85% of the net asset value of the Account Value in the VAA. This death benefit may not be available in all states. You may not change this death benefit once it is elected.

The i4LIFE/SM/ Advantage EGMDB is the greatest of:

1.the Account Value as of the day on which Lincoln Life approves the payment of the claim;


2.the Enhancement Amount (if elected at the time of application) [see discussion below under Accumulated Benefit Enhancement (ABE/SM/)] specified on your contract benefit data pages as applicable on the date of death, plus the sum of any purchase payments less the sum of all regular income payments and withdrawals (including any applicable charges and premium taxes incurred), in the same proportion that regular income payments and withdrawals (including applicable charges and premium taxes incurred) reduced the Account Value, if any; or



3.the highest Account Value or contract value which the contract attains on any contract anniversary date (including the inception date) (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased. The highest Account Value or contract value is increased by purchase payments and is decreased by regular income payments and withdrawals (including any applicable charges and any premium taxes incurred), in the same proportion that regular income payments and withdrawals (including applicable charges and premium taxes incurred) reduced the Account Value; subsequent to the anniversary date on which the highest Account Value or contract value is obtained.


In a declining market, withdrawals deducted in the same proportion as the withdrawals reduced the Account Value may have a magnified effect on the reduction of the death benefit payable.

Only the highest Account Value achieved on an anniversary following the election of i4LIFE/SM/ Advantage will be considered if you did not elect (or you discontinued) the EGMDB or EEB death benefit as the death benefit before i4LIFE/SM/ Advantage. If you elected one of these death benefits after the effective date of the contract, only the highest Account Value or contract value after that death benefit election will be used.


Upon the death of any contractowner or joint owner who was not a contractowner on the effective date of the i4LIFE/SM/ Advantage EGMDB death benefit, the death benefit will be equal to the Account Value as of the date the death claim is approved by Lincoln Life for payment (unless the change occurred because of the death of a contractowner or joint owner). If any contractowner or joint owner is changed due to a death and the new contractowner or joint owner is age 81 or older when added to the contract, then the death benefit for this new contractowner or joint owner will be equal to the Account Value as of the date the death claim is approved by Lincoln Life for payment.


The charge under this death benefit is equal to an annual rate of 2.05% of the net asset value of the Account Value in the VAA. This death benefit may not be available in all states.

During the Access Period, contracts with the i4LIFE/SM/ Advantage EGMDB may elect to change to the i4LIFE/SM/ Advantage Account Value death benefit. We will effect the change in death benefit on the valuation date we receive a completed election form at our home office, and we will begin deducting the lower mortality and expense risk and administrative charge at that time. Once the change is effective, you may not elect to return to the i4LIFE/SM/ Advantage EGMDB.

For both death benefit options, following the Access Period, the death benefit will be the remaining guaranteed regular income payments, if any; otherwise, there is no death benefit.




Guaranteed Income Benefit


The Guaranteed Income Benefit option will be available on or about August 1, 2003 pending state approval, and if you elect i4LIFE/SM/ Advantage. The annual charge will be 2.35% of the net asset value of the Account Value in the VAA if the i4LIFE/SM/ Advantage Account Value death benefit is elected or 2.55% if the i4LIFE/SM/ Advantage EGMDB is elected. The Guaranteed Income Benefit must be elected at the time i4LIFE/SM/ Advantage is elected and will begin at the time i4LIFE/SM/ Advantage begins. Check with your investment representative regarding the availability of this benefit.



If the Guaranteed Income Benefit is in effect, your regular income payments will never be less than a guaranteed minimum amount, regardless of the actual investment performance of your contract. The Guaranteed Income Benefit is initially equal to 75% of the initial regular income payment.



The Guaranteed Income Benefit is reduced by withdrawals (other than regular income payments) in the same proportion that the withdrawals reduce the Account Value. Additional withdrawals from Account Value will also reduce your death benefit.



A payment equal to the Guaranteed Income Benefit is the minimum payment you will receive. If your regular income payment would otherwise be less than the Guaranteed Income Benefit because of poor net investment results, the Account Value will be reduced by the additional amount needed so that you receive at least the Guaranteed Income Benefit. If your Account Value reaches zero, your Access Period will end. Reducing the Account Value to provide the Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled, and may reduce the value of your death benefit. After the Access Period ends, Lincoln Life will continue to pay the Guaranteed Income Benefit for the remainder of the annuitant's (or other person used to determine the regular income payments) life. Depending on market performance, it is possible that the Guaranteed Income Benefit will never come into effect.



If you select this Guaranteed Income Benefit, certain restrictions apply to your contract:



1. A 4% assumed interest rate (AIR) will be used to calculate the regular income payments.



2. You must choose an Access Period of at least 15 years to receive the Guaranteed Income Benefit.



3. There is no guarantee that this Guaranteed Income Benefit option will be available to elect in the future, as we reserve the right to discontinue this option for new elections at any time.



The Guaranteed Income Benefit option may be terminated by the contractowner upon notice to Lincoln Life. Termination will be effective upon the next annual anniversary of the valuation date on which the first regular income payment was calculated, and your annual charge will be reduced to 1.85% of the net asset value of the Account Value in the VAA if the i4LIFE/SM/ Advantage Account Value death benefit is selected or 2.05% of the net asset value if the i4LIFE/SM/ Advantage EGMDB death benefit is selected. The Guaranteed Income Benefit option also terminates upon the death of the annuitant (or last death of the annuitant or other measuring life) or termination of i4LIFE/SM/ Advantage.



Accumulated Benefit Enhancement (ABE/SM/). We provide to eligible contractowners of non-qualified i4LIFE/SM/ Advantage contracts an ABE Enhancement Amount if requested at the time of application, at no additional charge. You are eligible to receive the ABE if:



  .  you are purchasing i4LIFE/SM/ Advantage with the EGMDB death benefit;


  . you are utilizing the proceeds of a variable annuity contract of an insurer not affiliated with Lincoln Life to purchase the contract. Prior contracts with loans or collateral assignments are not eligible for this benefit;


  . the cash surrender value of the prior contract (s) is at least $50,000 at the time of the surrender (amounts above $2,000,000 will require Lincoln Life approval);

  . all contractowners, joint owners and annuitants must be under the age of 76 as of the contract date (as shown in your contract) to select this benefit;

  . the contractowners, joint owners and annuitants of this contract must have been an owner(s) or annuitant of the prior contract(s);


Upon the death of any contractowner, joint owner or annuitant, the ABE Enhancement Amount will be payable in accordance with the terms of the i4LIFE/SM/ Advantage EGMDB death benefit. However, if the death occurs in the first contract year, only 75% of the ABE Enhancement Amount is available.



The ABE Enhancement Amount is equal to the excess of the prior contract's documented death benefit(s) over the actual cash surrender value received by Lincoln Life.


However, Lincoln Life will impose a limit on the prior contract's death benefit equal to the lesser of:

1)140% of the prior contract's cash value; or

2)the prior contract's cash value plus $400,000.

In addition, if the actual cash surrender value received by Lincoln Life is less than 95% of the documented cash value from the prior insurance company, the prior contract's death benefit will be reduced proportionately according to the reduction in cash value amounts.


For the ABE Enhancement Amount to be effective, documentation of the death benefit and cash value from the prior insurance company must be provided to Lincoln Life at the time of the application. Lincoln Life will only accept these amounts in a format provided by the prior insurance company. Examples of this documentation include: the prior company's periodic customer statement, a statement on the prior company's letterhead, or a printout from the prior company's website. This documentation cannot be more than ninety (90) days old at the time of the application. You may provide updated documentation prior to the contract date if it becomes available from your prior company.



If more than one annuity contract is exchanged to a Lincoln Life contract, the ABE Enhancement Amount will be calculated for each prior contract separately, and then added together to determine the total ABE Enhancement Amount.



Upon the death of any contractowner or joint owner who was not a contractowner on the effective date of the i4LIFE/SM/ Advantage EGMDB death benefit, the ABE Enhancement Amount will be equal to zero (unless the change occurred because of the death of a contractowner or joint owner). If any contractowner or joint owner is changed due to a death and the new contractowner or joint owner is age 76 or older when added to the contract or then the ABE Enhancement Amount for this new contractowner or joint owner will be equal to zero.



The ABE Enhancement Amount will terminate on the valuation date the i4LIFE/SM/ Advantage EGMDB death benefit option of the contract is changed or terminated.



It is important to realize that your death benefit will in many cases be less than the death benefit from your prior company. This is always true in the first year, when only 75% of the ABE Enhancement Amount is available.



Availability. The introduction of i4LIFE/SM/ Advantage will vary depending on your state.


Termination. You may not terminate i4LIFE/SM/ Advantage once you have elected it.


Fixed Side of the Contract. If your contract value includes amounts held in the fixed side of the contract at the time i4LIFE/SM/ Advantage is effective, or if, during the Access Period, you make transfers to or allocate purchase payments to the fixed side of the contract, your Account Value will include the value in the VAA and the value in the fixed side of the contract. We will credit amounts held in the fixed side of the contract at an interest rate guaranteed to be at least 1.5% (or the minimum guaranteed interest rate per year applicable in your state), and apply an interest adjustment (and surrender charge, if applicable) to any withdrawals you make from the fixed side of the contract before the expiration of a guaranteed period. However, we will not apply an interest adjustment to your regular income payments. All fixed account rights and restrictions apply to amounts held in the fixed side of the contract during the Access Period. See Fixed side of the contract.


Fixed side of the contract


Purchase payments, bonus credits and persistency credits allocated to the fixed side of the contract become part of Lincoln Life's general account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the Indiana Insurance Department as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.



In reliance on certain exemptions, exclusions and rules, Lincoln Life has not registered interests in the general account as a security under the Securities Act of 1933 and has not registered the general account as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act, Lincoln Life has been advised that the staff of the SEC has not made a review of the disclosures which are included in this Prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This Prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.


We guarantee an interest rate of not less than 1.5% per year on amounts held in a fixed account. This rate may vary based on your state. Your contract will contain the specific interest rate applicable to your contract. Any amount withdrawn from or transferred out of a fixed account prior to the expiration of the guaranteed period is subject to an interest adjustment (see Interest adjustment below) and other charges (see Charges and other deductions). The interest adjustment will NOT reduce the amount available for a surrender, withdrawal or transfer below the value it would have had if 1.5% (or the guaranteed minimum interest rate for your contract) interest had been credited to the fixed subaccount.



ANY INTEREST IN EXCESS OF 1.5% (or the guaranteed minimum interest rate for your contract) WILL BE DECLARED IN ADVANCE AT LINCOLN LIFE'S SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF 1.5% WILL BE DECLARED.



Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting purchase payments or transfers into the fixed side of the contract at any time.


Guaranteed periods
The portion of the fixed account which accepts allocations for a guaranteed period at a guaranteed interest rate is called a fixed subaccount. There is a fixed subaccount for each particular guaranteed period.


The owner may allocate purchase payments to one or more fixed subaccounts with guaranteed periods of 1 to 10 years. Lincoln Life may add guaranteed periods or discontinue accepting purchase payments into one or more guaranteed periods at any time. The minimum amount of any purchase payment that can be allocated to a fixed subaccount is $2,000. Each purchase payment and corresponding bonus credits allocated to a fixed subaccount will start its own guaranteed period and will earn a guaranteed interest rate. The duration of the guaranteed period affects the guaranteed interest rate of the fixed subaccount. A fixed subaccount guarantee period ends on the date after the number of calendar years in the fixed subaccount's guaranteed period. Interest will be credited daily at a guaranteed rate that is equal to the effective annual rate determined on the first day of the fixed subaccount guaranteed period. Amounts surrendered, transferred or withdrawn from a fixed subaccount prior to the end of the guaranteed period will be subject to the interest adjustment. Each guaranteed period purchase payment and corresponding bonus credits will be treated separately for purposes of determining any applicable interest adjustment. Any amount withdrawn from a fixed subaccount may be subject to any applicable surrender charges, account fees and premium taxes.


Lincoln Life will notify the contractowner in writing at least 30 days prior to the expiration date for any guaranteed period amount. A new fixed subaccount guaranteed period of the same duration as the previous fixed subaccount guaranteed period will begin automatically at the end of the previous guaranteed period, unless Lincoln Life receives, prior to the end of a guaranteed period, a written election by the contractowner. The written election may request the transfer of the guaranteed period amount to a different fixed subaccount or to a variable subaccount from among those being offered by Lincoln Life. Transfers of any guaranteed period amount which become effective upon the date of expiration of the applicable guaranteed period are not subject to the limitation of twelve transfers per contract year or the additional fixed account transfer restrictions.

Interest adjustment
Any surrender, withdrawal or transfer of a fixed subaccount guaranteed period amount before the end of the guaranteed period (other than dollar cost averaging, cross-reinvestment, portfolio rebalancing or regular income under i4LIFE/SM/ Advantage transfers) will be subject to an interest adjustment. A surrender, withdrawal or transfer effective upon the expiration date of the guaranteed period will not be subject to an interest adjustment. The interest adjustment will be applied to the amount being surrendered, withdrawn or transferred. The interest adjustment will be applied after the deduction of any applicable account fees and before any applicable transfer charges. In general, the interest adjustment reflects the relationship between the yield rate in effect at the time a purchase payment is allocated to a fixed subaccount's guaranteed period under the contract and the yield rate in effect at the time of the purchase payment's surrender, withdrawal or transfer. It also reflects the time remaining in the fixed subaccount's guaranteed period. If the yield rate at the time of the surrender, withdrawal or transfer is lower than the yield rate at the time the purchase payment was allocated, then the application of the interest adjustment will generally result in a higher payment at the time of the surrender, withdrawal or transfer. Similarly, if the yield rate at the time of surrender, withdrawal or transfer is higher than the yield rate at the time of the allocation of the purchase payment, then the application of the interest adjustment will generally result in a lower payment at the time of the surrender, withdrawal or transfer. The yield rate is published by the Federal Reserve Board.

The interest adjustment is calculated by multiplying the transaction amount by:

                                  (1+A)/n/
                                 ----------- -1
                                 (1+B+K)/n/

where:
A = yield rate for a U.S. Treasury security with time to maturity equal to the subaccount's guaranteed period, determined at the beginning of the guaranteed period.

B = yield rate for a U.S. Treasury security with time to maturity equal to the time remaining in the subaccount's guaranteed period if greater than one year, determined at the time of surrender, withdrawal or transfer. For remaining periods of one year or less, the yield rate for a one year U.S. Treasury security is used.

K = a 0.25% adjustment (unless otherwise limited by applicable state law. This adjustment builds into the formula a factor representing direct and indirect costs to Lincoln Life associated with liquidating general account assets in order to satisfy surrender requests. This adjustment of 0.25% has been added to the denominator of the formula because it is anticipated that a substantial portion of applicable general account portfolio assets will be in relatively illiquid securities. Thus, in addition to direct transaction costs, if such securities must be sold (e.g., because of surrenders), the market price may be lower. Accordingly, even if interest rates decline, there will not be a positive adjustment until this factor is overcome, and then any adjustment will be lower than otherwise, to compensate for this factor. Similarly, if interest rates rise, any negative adjustment will be greater than otherwise, to compensate for this factor. If interest rates stay the same, there will be no interest adjustment.


n = The number of years remaining in the guaranteed period (e.g., 1 year and 73 days = 1 + (73 divided by 365) = 1.2 years)


Straight-Line interpolation is used for periods to maturity not quoted.

See the SAI for examples of the application of the interest adjustment.

Federal tax matters

Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules to your individual situation.

Nonqualified annuities
This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the tax code. We may not offer nonqualified annuities for all of our annuity products.

Tax deferral on earnings
The Federal income tax law generally does not tax any increase in your contract value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:

.. An individual must own the contract (or the tax law must treat the contract as owned by the individual).

.. The investments of the VAA must be "adequately diversified" in accordance with IRS regulations.

.. Your right to choose particular investments for a contract must be limited.

.. The annuity commencement date must not occur near the end of the annuitant's life expectancy.

Contracts not owned by the individual

If a contract is owned by an entity (rather than an individual) the tax code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the contract pays tax currently on the excess of the contract value over the purchase payments for the contract. Examples of contracts where the owner pays current tax on the contract's earnings, bonus credits, and persistency credits, if applicable, are contracts issued to a corporation or a trust. Exceptions to this rule exist. For example, the tax code treats a contract as owned by an individual if the named owner is a trust or other entity that holds the contract as an agent for an individual. However, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees.


Investments in the VAA must be diversified
For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." IRS regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract purchase payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the IRS regulations so that the VAA will be considered "adequately diversified."

Restrictions

Federal income tax law limits your right to choose particular investments for the contract. Because the IRS has not issued guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, bonus credits, persistency credits and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent to try to prevent the tax law from considering you as the owner of the assets of the VAA.

Loss of interest deduction
After June 8, 1997, if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity will lose a portion of its deduction for otherwise deductible interest expenses.

Age at which annuity payouts begin
Federal income tax rules do not expressly identify a particular age by which annuity payouts must begin. However, those rules do require that an annuity contract provide for amortization, through annuity payouts, of the contract's purchase payments, bonus credits, persistency credits and earnings. If annuity payouts under the contract begin or are scheduled to begin on a date past the annuitant's 85th birthday, it is possible that the tax law will not treat the contract as an annuity for Federal income tax purposes. In that event, you would be currently taxed on the excess of the contract value over the purchase payments of the contract.

Tax treatment of payments
We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity for Federal income tax purposes and that the tax law will not tax any increase in your contract value until there is a distribution from your contract.

Taxation of withdrawals and surrenders
You will pay tax on withdrawals to the extent your contract value exceeds your purchase payments in the contract. This income (and all other income from your contract) is considered ordinary income (and does not receive capital gains treatment). A higher rate of tax is paid on ordinary income than on capital gains. You will pay tax on a surrender to the extent the amount you receive exceeds your purchase payments. In certain circumstances, your purchase payments are reduced by amounts received from your contract that were not included in income.

Taxation of annuity payouts

The tax code imposes tax on a portion of each annuity payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your purchase payments in the contract. We will notify you annually of the taxable amount of your annuity payout. Once you have recovered the total amount of the purchase payment in the contract, you will pay tax on the full amount of your annuity payouts. If annuity payouts end because of the annuitant's death and before the total amount in the contract have been distributed, the amount not received will generally be deductible.


Taxation of death benefits
We may distribute amounts from your contract because of the death of a contractowner or an annuitant. The tax treatment of these amounts depends on whether you or the annuitant dies before or after the annuity commencement date.

..  Death prior to the annuity commencement date--

  . If the beneficiary receives death benefits under an annuity payout option, they are taxed in the same manner as annuity payouts.

  . If the beneficiary does not receive death benefits under an annuity payout option, they are taxed in the same manner as a withdrawal.

..  Death after the annuity commencement date--

  . If death benefits are received in accordance with the existing annuity payout option, they are excludible from income if they do not exceed the purchase payments not yet distributed from the contract. All annuity payouts in excess of the purchase payments not previously received are includible in income.

  . If death benefits are received in a lump sum, the tax law imposes tax on the amount of death benefits which exceeds the amount of purchase payments not previously received.

Penalty taxes payable on withdrawals, surrenders, or annuity payouts
The tax code may impose a 10% penalty tax on any distribution from your contract which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or annuity payouts that:

..  you receive on or after you reach age 59 1/2,

..  you receive because you became disabled (as defined in the tax law),

..  a beneficiary receives on or after your death, or


.. you receive as a series of substantially equal periodic payments based on your life (or life expectancy).


Special rules if you own more than one annuity contract
In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an annuity payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the tax code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an annuity payout that you must include in income and the amount that might be subject to the penalty tax described previously.

Loans and assignments
Except for certain qualified contracts, the tax code treats any amount received as a loan under your contract, and any assignment or pledge of (or agreement to assign or pledge) any portion of your contract value, as a withdrawal of such amount or portion.


Gifting a contract
If you transfer ownership of your contract to a person other than your spouse (or to your former spouse incident to divorce), and receive a payment less than your contract's value, you will pay tax on your contract value to the extent it exceeds your purchase payments not previously received. The new owner's purchase payments in the contract would then be increased to reflect the amount included in income.

Charges for a contract's death benefit
Your contract automatically includes a basic death benefit. Certain enhancements to the basic death benefit may also be available to you. The cost of the basic death benefit and any enhancements to such death benefit are deducted from your contract. It is possible that the tax law may treat all or a portion of the death benefit charge as a contract withdrawal.

Qualified retirement plans
We also designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with various types of qualified plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this Prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified plans. Persons planning to use the contract in connection with a qualified plan should obtain advice from a competent tax adviser.

Types of qualified contracts and terms of contracts
Currently, we issue contracts in connection with the following types of qualified plans:

..  Individual Retirement Accounts and Annuities ("Traditional IRAs")

..  Roth IRAs

..  Traditional IRA that is part of a Simplified Employee Pension Plan ("SEP")

..  SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)

..  403(b) plans (public school system and tax-exempt organization annuity plans)

..  401(a) plans (qualified corporate employee pension and profit-sharing plans)

..  403(a) plans (qualified annuity plans)

..  H.R. 10 or Keogh Plans (self-employed individual plans)

.. 457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)

We may issue a contract for use with other types of qualified plans in the future. We may not offer certain types of qualified plans for all of our annuity products.

We will amend contracts to be used with a qualified plan as generally necessary to conform to the tax law requirements for the type of plan. However, the rights of a person to any qualified plan benefits may be subject to the plan's terms and conditions, regardless of the contract's terms and conditions. In addition, we are not bound by the terms and conditions of qualified plans to the extent such terms and conditions contradict the contract, unless we consent.

Economic Growth and Tax Relief Reconciliation Act of 2001
The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") made a number of changes to the rules pertaining to qualified plans. These changes became effective January 1, 2002. Some changes that EGTRRA has introduced are the ability to move money from traditional IRAs to other qualified plans (and from qualified plans to traditional IRAs), increased contribution amounts to qualified plans and catch-up contributions to IRAs. It is important to note that while the contribution limits for federal tax purposes have increased, applicable state law may not permit increased contributions to your IRAs or other qualified plans. Applicable state law may also limit your ability to move your funds among your various qualified plans.

Tax treatment of qualified contracts
The Federal income tax rules applicable to qualified plans and qualified contracts vary with the type of plan and contract. For example,

.. Federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase payments. These limits vary depending on the type of qualified plan and the plan participant's specific circumstances, e.g., the participant's compensation.


.. Under most qualified plans, such as a traditional IRA, the owner must begin receiving payments from the contract in certain minimum amounts by a certain age, typically age 70 1/2. Other qualified plans may allow the participant to take required distributions upon the later of reaching age 70 1/2 or retirement.


.. Loans are allowed under certain types of qualified plans, but Federal income tax rules prohibit loans under other types of qualified plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan's duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.

Tax treatment of payments

The Federal income tax rules generally include distributions from a qualified contract in the participant's income as ordinary income. These taxable distributions will include purchase payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for purchase payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.


Required minimum distributions

Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by the later of age 70 1/2 or retirement. You are required to take distributions from your traditional IRAs beginning in the year you reach age 70 1/2. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.


Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.


The IRS has issued new regulations concerning required minimum distributions. The regulations may impact the distribution method you have chosen and the amount of your distributions. Under new proposed regulations, the presence of an enhanced death benefit may require you to take additional distributions. An enhanced death benefit is any death benefit that has the potential to pay more than the contract value or a return of purchase payments. Annuity contracts inside Custodial or Trusteed IRAs will also be subject to these regulations. Please contact your tax adviser regarding any tax ramifications.


Federal penalty taxes payable on distributions

The tax code may impose a 10% penalty tax on a distribution from a qualified contract that must be included in income. The tax code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender, or annuity payout:


..  received on or after the annuitant reaches age 59 1/2,

.. received on or after the annuitant's death or because of the annuitant's disability (as defined in the tax law),


.. received as a series of substantially equal periodic payments based on the annuitant's life (or life expectancy), or


..  received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified plans. However, the specific requirements of the exception may vary.

Transfers and direct rollovers
As a result of EGTRRA, you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) nongovernmental tax-exempt plans. There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.

Death benefit and IRAs
Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the death benefit from being provided under the contract when we issue the contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the death benefit under a contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain death benefit options may not be available for all of our products.

Federal income tax withholding
We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or annuity payout is requested, we will give you an explanation of the withholding requirements.

Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts.

The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or
(b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.


Our tax status


Under existing Federal income tax laws, we do not pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. Therefore, we do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.


Changes in the law
The above discussion is based on the tax code, IRS regulations, and interpretations existing on the date of this Prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.

Voting rights

As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of contractowners who have interests in any subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

The number of votes which you have the right to cast will be determined by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized.

Fund shares of a class held in a subaccount for which no timely instructions are received will be voted by us in proportion to the voting instructions which are received for all contracts participating in that subaccount. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a shareholders meeting is called, each person having a voting interest in a subaccount will receive proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln Life may vote fund shares. See Investments of the variable annuity account--Fund shares.

Distribution of the contracts


Lincoln Life is the distributor and principal underwriter of the contracts. Under an agreement with Lincoln Life, Lincoln Financial Distributors, Inc. ("LFD") will act as wholesaler and will assist Lincoln Life in forming the selling group. LFD will also perform certain enumerated marketing and ancillary functions in support of the selling group. The contracts will be sold by our properly licensed registered representatives of independent broker-dealers which in turn have selling agreements with Lincoln Life and have been licensed by state insurance departments to represent us. Included among these broker-dealers is Lincoln Financial Advisors, Corporation (LFA). LFA is affiliated with us and in addition to selling our contracts, may also act as a principal underwriter for certain other contracts issued by us. Lincoln Life will offer the contracts in all states it is licensed to do business.


Return privilege


Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to the home office at P.O. Box 7866, 1300 South Clinton Street, Fort Wayne, Indiana, 46801. A contract canceled under this provision will be void. Except as explained in the following paragraph, we will return the contract value as of the valuation date on which we receive the cancellation request, plus any premium taxes plus mortality and expense risk charges and administrative charges proportionately attributable to the bonus credits, less any bonus credits paid into the contract by us. In addition, if the contract value on the date of cancellation is less than the sum of purchase payments minus withdrawals, we will also return both the investment loss and fund management fees, each in an amount that is proportionately attributable to the bonus credits. No surrender charges or interest adjustment will apply. A purchaser who participates in the VAA is subject to the risk of a market loss on the contract value, excluding the bonus credits during the free-look period.


For contracts written in those states whose laws require that we assume this market risk during the free-look period, a contract may be canceled, subject to the conditions explained before, except that we will return only the purchase payment(s).

State regulation

As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance.

Our books and accounts are subject to review and examination by the Indiana Insurance Department at all times. A full examination of our operations is conducted by that Department at least every five years.

Records and reports


As presently required by the 1940 Act and application regulations, we are responsible for maintaining all records and accounts relating to the VAA We have entered into an agreement with the Delaware Management Company, 2005 Market Street, Philadelphia, PA 19203, to provide accounting services to the VAA.


We will mail to you, at your last known address record at the home office, at least semiannually after the first contract year, reports containing information required by that Act or by any other applicable law or regulation.

Other information

A Registration Statement has been filed with the SEC, under the Securities Act of 1933 as amended, for the contracts being offered here. This Prospectus does not contain all the information in the Registration Statement, its amendments and exhibits. Please refer to the Registration Statement for further information about the VAA, Lincoln Life and the contracts offered. Statements in this Prospectus about the content of contracts and other legal instruments are summaries. For the complete text of those contracts and instruments, please refer to those documents as filed with the SEC.

You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center or contacting us. To learn more about this service, please log on to www.LincolnRetirement.com, select service centers and continue on through the Internet Service Center.

We are a member of the Insurance Marketplace Standards Association ("IMSA") and may include the IMSA logo and information about IMSA membership in our advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and services for individually sold life insurance and annuities.



Legal proceedings

Lincoln Life is involved in various pending or threatened legal proceedings arising from the conduct of its business. Most of these proceedings are routine and in the ordinary course of business. In some instances they include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for equitable relief.


After consultation with legal counsel and a review of available facts, it is management's opinion that the ultimate liability, if any, arising out of the proceedings described above will not have a material adverse effect on the financial position of Lincoln Life, the VAA or the Principal Underwriter.

Statement of additional information table of contents for Separate Account N


                 Item                                      Page
                 ----------------------------------------------
                 General information and history of The
                   Lincoln National Life Insurance Company
                   (Lincoln Life)                          B-2
                 ----------------------------------------------
                 Special terms                             B-2
                 ----------------------------------------------
                 Services                                  B-2
                 ----------------------------------------------
                 Principal underwriter                     B-2
                 ----------------------------------------------
                 Purchase of securities being offered      B-2
                 ----------------------------------------------


                     Item                              Page
                     --------------------------------------
                     Calculation of investment results  B-2
                     --------------------------------------
                     Annuity payouts                   B-11
                     --------------------------------------
                     Advertising and sales literature  B-13
                     --------------------------------------
                     Additional services               B-14
                     --------------------------------------
                     Other information                 B-15
                     --------------------------------------
                     Financial statements              B-15
                     --------------------------------------


For a free copy of the SAI please see page one of this booklet.


Please send me a free copy of the current Statement of Additional Information for Lincoln Life Variable Annuity Account N (ChoicePlus Assurance (Bonus)).


                                (Please Print)

Name: __________________________________________________________________________

Address: _______________________________________________________________________

City _ State _ Zip _

Mail to Lincoln National Life Insurance Company, P.O. Box 7866, Fort Wayne, Indiana 46801.

Lincoln ChoicePlus Assurance (Bonus)


Lincoln Life Variable Annuity Account N (Registrant)

The Lincoln National Life Insurance Company (Depositor)

Statement of Additional Information (SAI)


This Statement of Additional Information should be read in conjunction with the Lincoln ChoicePlus Assurance (Bonus)


Prospectus of Lincoln Life Variable Annuity Account N dated May 1, 2003.


You may obtain a copy of the Lincoln ChoicePlus Assurance (Bonus) Prospectus on request and without charge.

Please write Lincoln ChoicePlus Customer Service, The Lincoln National Life Insurance Company,
P.O. Box 7866, Fort Wayne, Indiana 46801 or call 1-888-868-2583.

Table of Contents


                  Item                                    Page
                  --------------------------------------------
                  General information and history of The
                  Lincoln National Life Insurance Company
                  (Lincoln Life)                          B-2
                  --------------------------------------------
                  Special terms                           B-2
                  --------------------------------------------
                  Services                                B-2
                  --------------------------------------------
                  Principal underwriter                   B-2
                  --------------------------------------------
                  Purchase of securities being offered    B-2
                  --------------------------------------------


                     Item                              Page
                     --------------------------------------
                     Calculation of investment results  B-2
                     --------------------------------------
                     Annuity payouts                   B-11
                     --------------------------------------
                     Advertising and sales literature  B-13
                     --------------------------------------
                     Additional services               B-14
                     --------------------------------------
                     Other information                 B-15
                     --------------------------------------
                     Financial statements              B-15
                     --------------------------------------

This SAI is not a Prospectus.


The date of this SAI is May 1, 2003.

General information and history of The Lincoln National Life Insurance Company (Lincoln Life)


The Lincoln National Life Insurance Company (Lincoln Life), organized in 1905, is an Indiana-domiciled insurance corporation, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana.


Special terms

The special terms used in this SAI are the ones defined in the Prospectus. In connection with the term, valuation date, the New York Stock Exchange is currently closed on weekends and on these holidays: New Year's Day, Martin Luther King's Birthday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday.

Services

Independent auditors

The financial statements of the VAA at December 31, 2002, and for each of the two years in the period ended December 31, 2002, and the consolidated financial statements of Lincoln Life at December 31, 2002 and 2001, and for each of the three years in the period ended December 31, 2002, appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent auditors, 2300 National City Center, 110 West Berry Street, Ft. Wayne, Indiana 46802, as set forth in their reports thereon appearing herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.


Keeper of records
All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by Lincoln Life or by third parties responsible to Lincoln Life. We have entered into an agreement with the Delaware Management Company, 2005 Market Street, Philadelphia, PA 19203, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by Lincoln Life for this service.

Principal underwriter


Lincoln Life is the principal underwriter for the contracts, which are offered continuously. Lincoln Financial Distributors, Inc., 200 E.Berry Street, Fort Wayne, Indiana 46802, will perform certain marketing and other ancillary functions as described in the Prospectus. LFA received $3,315,352 in 2002 for the sale of Contracts offered through the VAA. Lincoln Life retains no underwriting commissions from the sale of the variable annuity contracts.


Purchase of securities being offered

The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling Lincoln Life products; through independent insurance brokers; and through certain securities brokers/dealers selected by Lincoln Life whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the Prospectus under the section Charges and other deductions, the account fee and/or the surrender charge may be reduced or waived.

Both before and after the annuity commencement date, there are exchange privileges between subaccounts, and from the VAA to the general account subject to restrictions set out in the Prospectus. See The contracts, in the Prospectus. No exchanges are permitted between the VAA and other separate accounts.

The offering of the contracts is continuous.

Calculation of investment results

The paragraphs set forth below represent yield and total return performance information for the VAA and the subaccounts calculated in several different ways.

Money Market Fund Subaccount:

At times the VAA may advertise the Money Market subaccount's yield. The yield refers to the income generated by an investment in the subaccount over a seven-day period. This income is then annualized. The process of annualizing, results when the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The yield figure is based on historical earnings and is not intended to indicate future performance.

The Money Market subaccount's seven-day yield is determined by calculating the change in unit value for the base period (the 7-day period ended December 31,

2001); then dividing this figure by the account value at the beginning of the period; then annualizing this result by the factor of 365/7. This yield includes all deductions charged to the contractowner's account and excludes any realized gains and losses from the sale of securities.


Standard investment results:

Standard performance is based on a formula to calculate performance that is prescribed by the SEC. Under rules issued by the SEC, standard performance must be included in any marketing material that discusses the performance of the VAA and the subaccounts. This information represents past performance and does not indicate or represent future performance.

Average annual return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:

                                P(1 + T)n = ERV


Where:   P =   a hypothetical initial purchase payment
               of $1,000
         T =   average annual total return for the
               period in question
         n =   number of years
       ERV =   ending redeemable value (as of the end
               of the period in question) of a hypo
               thetical $1,000 purchase payment made
               at the beginning of the 1-year, 5-year,
               or 10-year period in question (or
               fractional period thereof)


The formula assumes that: (1) all recurring fees have been charged to the contractowner accounts; and (2) there will be a complete redemption upon the anniversary of the 1-year, 5-year, or 10-year period in question.

In accordance with SEC guidelines, we will report standard performance back to the first date that the fund became available in the VAA. Because standard performance reporting periods of less than one year could be misleading, we may report "N/As" for standard performance until one year after a fund became available in the separate account.

A. Standard Performance Data (assuming the i4LIFE/SM/ Advantage is not in effect):

Period Ending December 31, 2002


                                                                                    Since
                                                                     1-year  5-year Inception
                                                          Subaccount With    With   With
                                                          Commenced  EGMDB   EGMDB  EGMDB
---------------------------------------------------------------------------------------------
AIM V.I. Growth Fund (Series II)                          11/20/1998 (41.1)%  N/A     (18.1)%
AIM V.I. International Growth Fund (Series II)            11/20/1998 (26.2)   N/A     (12.7)
AIM V.I. Premier Equity Fund (Series II)                  11/20/1998 (40.4)   N/A     (10.9)
AllianceBernstein Growth & Income Portfolio (Class B)      2/22/2000 (32.4)   N/A      (6.1)
AllianceBernstein Premier Growth Portfolio (Class B)       2/22/2000 (40.8)   N/A     (27.5)
AllianceBernstein Small Cap Value Portfolio (Class B)      9/19/2001 (16.8)   N/A       0.2
AllianceBernstein Technology Portfolio (Class B)           2/22/2000 (51.6)   N/A     (43.3)
American Funds Global Small Capitalization Fund (Class 2)  2/22/2000 (29.3)   N/A     (28.3)
American Funds Growth Fund (Class 2)                       2/22/2000 (34.6)   N/A     (22.3)
American Funds Growth-Income Fund (Class 2)                2/22/2000 (28.6)   N/A      (6.9)
American Funds International Fund (Class 2)                2/22/2000 (25.1)   N/A     (29.6)
Delaware VIP Large Cap Value Series (Service Class)       11/20/1998 (29.0)   N/A      (7.7)
Delaware VIP High Yield Series (Service Class)            11/20/1998  (8.9)   N/A      (6.0)
Delaware VIP REIT Series (Service Class)                  11/20/1998  (6.3)   N/A       6.5
Delaware VIP Small Cap Value Series (Service Class)       11/20/1998 (16.2)   N/A       2.0
Delaware VIP Trend Series (Service Class)                 11/20/1998 (30.3)   N/A       0.8
Delaware VIP U.S. Growth Series (Service Class)            9/19/2001 (39.3)   N/A     (22.7)
Fidelity(R) VIP Contrafund Portfolio (Service Class 2)     9/19/2001 (20.0)   N/A      (9.3)
Fidelity(R) VIP Equity-Income Portfolio (Service Class 2) 11/20/1998 (27.4)   N/A      (5.6)
Fidelity(R) VIP Growth Portfolio (Service Class 2)        11/20/1998 (40.3)   N/A     (10.5)
Fidelity(R) VIP Overseas Portfolio (Service Class 2)      11/20/1998 (30.6)   N/A     (11.2)
FTVIPT Franklin Small Cap Fund (Class 2)                   2/22/2000 (38.7)   N/A     (30.9)
FTVIPT Templeton Growth Securities Fund (Class 2)          2/22/2000 (28.7)   N/A      (9.0)
Janus Aspen Mid Cap Growth Portfolio (Service Class)       9/19/2001 (38.2)   N/A     (23.1)
Janus Aspen Balanced Portfolio (Service Class)             9/19/2001 (17.1)   N/A      (8.8)
Janus Aspen Worldwide Growth Portfolio (Service Class)     9/19/2001 (35.8)   N/A     (20.1)
Lincoln VIP Aggressive Growth Fund (Service Class)         9/19/2001 (40.4)   N/A     (19.4)
Lincoln VIP Bond Fund (Service Class)                     11/20/1998  (0.8)   N/A       3.0
Lincoln VIP Capital Appreciation Fund (Service Class)      9/19/2001 (37.2)   N/A     (20.8)
Lincoln VIP Global Asset Allocation Fund (Service Class)   9/19/2001 (22.5)   N/A     (11.4)
Lincoln VIP International Fund (Service Class)             9/19/2001 (21.3)   N/A     (10.0)
Lincoln VIP Money Market Fund (Service Class)             11/20/1998  (9.4)   N/A       0.3
Lincoln VIP Social Awareness Fund (Service Class)          9/19/2001 (32.5)   N/A     (16.9)
MFS(R) VIT Capital Opportunities Series (Service Class)    9/19/2001 (39.8)   N/A     (21.8)
MFS(R) VIT Emerging Growth Series (Service Class)         11/20/1998 (43.8)   N/A     (12.0)
MFS(R) VIT Total Return Series (Service Class)            11/20/1998 (15.8)   N/A      (0.0)
MFS(R) VIT Utilities Series (Service Class)               11/20/1998 (33.0)   N/A      (8.0)
Neuberger Berman AMT Mid-Cap Growth Portfolio              9/19/2001 (39.4)   N/A     (20.6)
Neuberger Berman AMT Regency Portfolio                     9/19/2001 (20.9)   N/A      (8.7)
Putnam VT Growth & Income Fund (Class IB)                  9/19/2001 (29.2)   N/A     (18.0)
Putnam VT Health Sciences Fund (Class IB)                  9/19/2001 (30.5)   N/A     (21.2)
Scudder VIT EAFE Equity Index Fund (Service Class)         9/19/2001 (32.0)   N/A     (22.3)
Scudder VIT Equity 500 Index Fund (Service Class)         11/20/1998 (32.7)   N/A      (9.8)
Scudder VIT Small Cap Index Fund (Service Class)           9/19/2001 (31.0)   N/A     (11.7)



The performance figures shown reflect the cost of the EGMDB death benefit and the Principal Security/SM/ Benefit. If the Guarantee of Principal death benefit option was in effect, the return would have been higher. If you had elected the EEB Death Benefit, the return would have been lower.

B. Standard Performance Data (assuming the i4LIFE/SM/ Advantage is in effect):


Period Ending December 31, 2002


                                                                                    Since
                                                                     1-year  5-year Inception
                                                          Subaccount With    With   With
                                                          Commenced  EGMDB   EGMDB  EGMDB
---------------------------------------------------------------------------------------------
AIM V.I. Growth Fund (Series II)                          11/20/1998 (41.4)%  N/A     (18.5)%
AIM V.I. International Growth Fund (Series II)            11/20/1998 (26.5)   N/A     (13.1)
AIM V.I. Premier Equity Fund (Series II)                  11/20/1998 (40.7)   N/A     (11.3)
AllianceBernstein Growth & Income Portfolio (Class B)      2/22/2000 (32.8)   N/A      (6.5)
AllianceBernstein Premier Growth Portfolio (Class B)       2/22/2000 (41.1)   N/A     (27.9)
AllianceBernstein Small Cap Value Portfolio (Class B)      9/19/2001 (17.2)   N/A      (0.3)
AllianceBernstein Technology Portfolio (Class B)           2/22/2000 (51.8)   N/A     (43.7)
American Funds Global Small Capitalization Fund (Class 2)  2/22/2000 (29.6)   N/A     (28.7)
American Funds Growth Fund (Class 2)                       2/22/2000 (34.9)   N/A     (22.7)
American Funds Growth-Income Fund (Class 2)                2/22/2000 (28.9)   N/A      (7.4)
American Funds International Fund (Class 2)                2/22/2000 (25.5)   N/A     (30.0)
Delaware VIP Large Cap Value Series (Service Class)       11/20/1998 (29.4)   N/A      (8.2)
Delaware VIP High Yield Series (Service Class)            11/20/1998  (9.4)   N/A      (6.5)
Delaware VIP REIT Series (Service Class)                  11/20/1998  (6.7)   N/A       6.0
Delaware VIP Small Cap Value Series (Service Class)       11/20/1998 (16.6)   N/A       1.5
Delaware VIP Trend Series (Service Class)                 11/20/1998 (30.6)   N/A       0.3
Delaware VIP U.S. Growth Series (Service Class)            9/19/2001 (39.6)   N/A     (23.1)
Fidelity(R) VIP Contrafund Portfolio (Service Class 2)     9/19/2001 (20.4)   N/A      (9.8)
Fidelity(R) VIP Equity-Income Portfolio (Service Class 2) 11/20/1998 (27.8)   N/A      (6.1)
Fidelity(R) VIP Growth Portfolio (Service Class 2)        11/20/1998 (40.6)   N/A     (11.0)
Fidelity(R) VIP Overseas Portfolio (Service Class 2)      11/20/1998 (31.0)   N/A     (11.6)
FTVIPT Franklin Small Cap Fund (Class 2)                   2/22/2000 (39.0)   N/A     (31.3)
FTVIPT Templeton Growth Securities Fund (Class 2)          2/22/2000 (29.1)   N/A      (9.5)
Janus Aspen Mid Cap Growth Portfolio (Service Class)       9/19/2001 (38.5)   N/A     (23.5)
Janus Aspen Balanced Portfolio (Service Class)             9/19/2001 (17.5)   N/A      (9.3)
Janus Aspen Worldwide Growth Portfolio (Service Class)     9/19/2001 (36.1)   N/A     (20.5)
Lincoln VIP Aggressive Growth Fund (Service Class)         9/19/2001 (40.7)   N/A     (19.8)
Lincoln VIP Bond Fund (Service Class)                     11/20/1998  (1.3)   N/A       2.5
Lincoln VIP Capital Appreciation Fund (Service Class)      9/19/2001 (37.5)   N/A     (21.2)
Lincoln VIP Global Asset Allocation Fund (Service Class)   9/19/2001 (22.9)   N/A     (11.9)
Lincoln VIP International Fund (Service Class)             9/19/2001 (21.7)   N/A     (10.4)
Lincoln VIP Money Market Fund (Service Class)             11/20/1998  (9.9)   N/A      (0.2)
Lincoln VIP Social Awareness Fund (Service Class)          9/19/2001 (32.8)   N/A     (17.4)
MFS(R) VIT Capital Opportunities Series (Service Class)    9/19/2001 (40.2)   N/A     (22.2)
MFS(R) VIT Emerging Growth Series (Service Class)         11/20/1998 (44.1)   N/A     (12.4)
MFS(R) VIT Total Return Series (Service Class)            11/20/1998 (16.2)   N/A      (0.5)
MFS(R) VIT Utilities Series (Service Class)               11/20/1998 (33.4)   N/A      (8.5)
Neuberger Berman AMT Mid-Cap Growth Portfolio              9/19/2001 (39.7)   N/A     (21.0)
Neuberger Berman AMT Regency Portfolio                     9/19/2001 (21.3)   N/A      (9.1)
Putnam VT Growth & Income Fund (Class IB)                  9/19/2001 (29.6)   N/A     (18.4)
Putnam VT Health Sciences Fund (Class IB)                  9/19/2001 (30.9)   N/A     (21.6)
Scudder VIT EAFE Equity Index Fund (Service Class)         9/19/2001 (32.3)   N/A     (22.7)
Scudder VIT Equity 500 Index Fund (Service Class)         11/20/1998 (33.0)   N/A     (10.2)
Scudder VIT Small Cap Index Fund (Service Class)           9/19/2001 (31.3)   N/A     (12.2)



The performance figures shown reflect the cost of the EGMDB. If the Account Value death benefit option was in effect, the return would have been higher. If you had elected the Guaranteed Income Benefit Rider, the return would have been lower.

Non-standard investment results:


The VAA may report its results over various periods--daily, monthly, three-month, six-month, year-to-date, yearly (fiscal year), three, five, ten years or more and lifetime--and compare its results to indices and other variable annuities in sales materials including advertisements, brochures and reports. Performance information set forth below for the periods prior to the date that a fund became available in the VAA. This performance will be calculated based on (1) the performance of the fund adjusted for contract charges (ie: mortality and expense risk fees, any applicable administrative charges) and the management and other expenses of the fund and (2) the assumption that the subaccounts were in existence for the same periods as indicated for the fund. It may or may not reflect charges for any options, the annual account fee or surrender charges that were in effect during the time periods shown. This performance is referred to as non-standardized performance data and is hypothetical. Such results may be computed on a cumulative and/or annualized basis. We may provide illustrations of income payments and values during the annuity payout period, based on historical or hypothetical rates of return that are not guaranteed. We may also report non-standard performance assuming that you deposited $10,000 into a subaccount at inception of the underlying fund or 10 years ago (whichever is less). This non-standard performance may be shown as a graph illustrating how that deposit would have increased or decreased in value over time based on the performance of the underlying fund adjusted for contract charges. This information represents past performance and does not indicate or represent future performance. The investment return and value of a contract will fluctuate so that contractowner's investment may be worth more or less than the original investment. Cumulative quotations are arrived at by calculating the change in accumulation unit value between the first and last day of the base period being measured, and expressing the difference as a percentage of the unit value at the beginning of the base period. Annualized quotations are arrived at by applying a formula which reflects the level rate of return, which if earned over the entire base period, would produce the cumulative return. Performance figures do not reflect bonus and persistency credits.





A. Non-Standard Performance Data (adjusted for contract expenses and surrender charges):



Period Ending December 31, 2002



                                                          YTD     1-year  3-year  5-year  10-year
                                                          With    With    With    With    With             As if
                                                          EGMDB   EGMDB   EGMDB   EGMDB   EGMDB   Lifetime Commenced
---------------------------------------------------------------------------------------------------------------------
AIM V.I. Growth Fund (Series II)                          (40.8)% (40.8)% (35.9)% (11.6)%   N/A      N/A     5/5/1993
AIM V.I. International Growth Fund (Series II)            (25.8)  (25.8)  (30.0)   (8.3)    N/A      1.2%    5/5/1993
AIM V.I. Premier Equity Fund (Series II)                  (40.1)  (40.1)  (25.6)   (5.5)    N/A      5.9     5/5/1993
AllianceBernstein Growth & Income Portfolio (Class B)     (32.0)  (32.0)   (8.6)    0.7     9.2%     8.3    1/14/1991
AllianceBernstein Premier Growth Portfolio (Class B)      (40.4)  (40.4)  (28.0)   (4.5)    7.3      8.2    6/26/1992
AllianceBernstein Small Cap Value Portfolio (Class B)     (16.5)  (16.5)    N/A     N/A     N/A     (4.0)    5/1/2001
AllianceBernstein Technology Portfolio (Class B)          (51.2)  (51.2)  (37.5)   (3.5)    N/A     (0.3)   1/11/1996
American Funds Global Small Capitalization Fund (Class 2) (28.8)  (28.8)  (21.7)    N/A     N/A      0.2    4/30/1998
American Funds Growth Fund (Class 2)                      (34.2)  (34.2)  (18.8)    3.9    10.3     11.8     2/8/1984
American Funds Growth-Income Fund (Class 2)               (28.1)  (28.1)   (7.9)    0.7     8.6     10.5     2/8/1984
American Funds International Fund (Class 2)               (24.7)  (24.7)  (24.7)   (0.3)    6.5      5.2     5/1/1990
Delaware VIP Large Cap Value Series (Service Class)       (28.6)  (28.6)   (9.3)   (4.3)    7.0      6.3    7/28/1988
Delaware VIP High Yield Series (Service Class)             (8.5)   (8.5)  (10.3)   (4.2)    2.9      4.6    7/28/1988
Delaware VIP REIT Series (Service Class)                   (5.8)   (5.8)   10.2     N/A     N/A      3.3     5/4/1998
Delaware VIP Small Cap Value Series (Service Class)       (15.7)  (15.7)    3.4    (0.5)    N/A      8.0   12/27/1993
Delaware VIP Trend Series (Service Class)                 (29.8)  (29.8)  (19.8)    1.5     N/A      8.1   12/27/1993
Delaware VIP U.S. Growth Series (Service Class)           (39.0)  (39.0)  (26.0)    N/A     N/A    (22.9)  11/15/1999
Fidelity(R) VIP Contrafund Portfolio (Service Class 2)    (19.6)  (19.6)  (14.6)    0.7     N/A     10.0     1/3/1995
Fidelity(R) VIP Equity-Income Portfolio (Service Class 2) (27.0)  (27.0)  (10.0)   (2.8)    7.8      8.0    10/9/1986
Fidelity(R) VIP Growth Portfolio (Service Class 2)        (39.9)  (39.9)  (26.1)   (3.6)    6.4      8.4    10/9/1986
Fidelity(R) VIP Overseas Portfolio (Service Class 2)      (30.2)  (30.2)  (26.2)   (7.3)    2.8      2.3    1/28/1987
FTVIP Franklin Small Cap Fund (Class 2)                   (38.3)  (38.3)  (25.7)   (2.9)    N/A      4.2   10/31/1995
FTVIPT Templeton Growth Securities Fund (Class 2)         (28.3)  (28.3)  (11.3)   (1.4)    N/A      4.4    3/15/1994
Janus Aspen Mid Cap Growth Portfolio (Service Class)      (37.8)  (37.8)  (41.3)   (5.4)    N/A      5.2    9/13/1993
Janus Aspen Balanced Portfolio (Service Class)            (16.7)  (16.7)   (9.2)    5.3     N/A      9.8    9/13/1993
Janus Aspen Worldwide Growth Portfolio (Service Class)    (35.5)  (35.5)  (27.6)   (2.7)    N/A      8.3    9/13/1993
Lincoln VIP Aggressive Growth Fund (Service Class)        (40.0)  (40.0)  (29.6)  (13.2)    N/A     (1.7)    2/3/1994
Lincoln VIP Bond Fund (Service Class)                      (0.4)   (0.4)    5.7     4.2     5.3      8.2   12/28/1981
Lincoln VIP Capital Appreciation Fund (Service Class)     (36.8)  (36.8)  (29.5)   (5.0)    N/A      4.4     2/3/1994
Lincoln VIP Global Asset Allocation Fund (Service Class)  (22.1)  (22.1)  (13.6)   (3.8)    4.7      5.3     8/3/1987
Lincoln VIP International Fund (Service Class)            (20.9)  (20.9)  (12.0)   (1.5)    5.0      3.3     5/1/1991
Lincoln VIP Money Market Fund (Service Class)              (9.0)   (9.0)   (0.7)    1.2     2.4      4.2     1/7/1982
Lincoln VIP Social Awareness Fund (Service Class)         (32.0)  (32.0)  (19.0)   (5.5)    8.0      9.4     5/2/1988
MFS(R) VIT Capital Opportunities Series (Service Class)   (39.6)  (39.6)  (25.7)   (3.8)    N/A      2.1    8/14/1996
MFS(R) VIT Emerging Growth Series (Service Class)         (43.4)  (43.4)  (36.6)   (6.8)    N/A      2.4    7/24/1995
MFS(R) VIT Total Return Series (Service Class)            (15.4)  (15.4)   (1.2)    2.0     N/A      8.5     1/3/1995
MFS(R) VIT Utilities Series (Service Class)               (32.6)  (32.6)  (19.9)   (3.8)    N/A      7.0     1/3/1995
Neuberger Berman AMT Mid-Cap Growth Portfolio             (39.1)  (39.1)  (27.0)   (1.8)    N/A      1.7    11/3/1997
Neuberger Berman AMT Regency Portfolio                    (20.5)  (20.5)    N/A     N/A     N/A    (16.1)   8/22/2001
Putnam VT Growth & Income Fund (Class IB)                 (28.8)  (28.8)  (11.2)   (3.8)    6.7      8.6     2/1/1988
Putnam VT Health Sciences Fund (Class IB)                 (30.1)  (30.1)   (8.5)    N/A     N/A     (4.5)    5/1/1998
Scudder VIT EAFE Equity Index Fund (Service Class)        (31.5)  (31.5)  (27.2)   (8.7)    N/A     (9.2)   8/22/1997
Scudder VIT Equity 500 Index Fund (Service Class)         (32.2)  (32.2)  (20.3)   (4.0)    N/A     (3.3)   10/1/1997
Scudder VIT Small Cap Index Fund (Service Class)          (30.5)  (30.5)  (13.1)   (5.0)    N/A     (3.7)   8/25/1997



The performance figures shown above reflect the cost of the EGMDB and the Principal Security/SM/ Benefit (assuming i4LIFE/SM/ Advantage is not in effect). If the Guarantee of Principal death benefit option was in effect, the return would have been higher. If you had elected the EEB Death Benefit, the return would have been lower.

B. Non-Standard Performance Data (adjusted for contract expenses and surrender charges):



Period Ending December 31, 2002



                                                          YTD     1-year  3-year  5-year  10-year
                                                          With    With    With    With    With             As if
                                                          EGMDB   EGMDB   EGMDB   EGMDB   EGMDB   Lifetime Commenced
---------------------------------------------------------------------------------------------------------------------
AIM V.I. Growth Fund (Series II)                          (41.1)% (41.1)% (36.3)% (12.0)%   N/A      N/A     5/5/1993
AIM V.I. International Growth Fund (Series II)            (26.1)  (26.1)  (30.4)   (8.8)    N/A      0.8%    5/5/1993
AIM V.I. Premier Equity Fund (Series II)                  (40.4)  (40.4)  (26.0)   (5.9)    N/A      5.4     5/5/1993
AllianceBernstein Growth & Income Portfolio (Class B)     (32.3)  (32.3)   (9.1)    0.2     8.7%     7.8    1/14/1991
AllianceBernstein Premier Growth Portfolio (Class B)      (40.7)  (40.7)  (28.4)   (4.9)    6.8      7.7    6/26/1992
AllianceBernstein Small Cap Value Portfolio (Class B)     (16.9)  (16.9)    N/A     N/A     N/A     (4.4)    5/1/2001
AllianceBernstein Technology Portfolio (Class B)          (51.5)  (51.5)  (37.9)   (3.9)    N/A     (0.8)   1/11/1996
American Funds Global Small Capitalization Fund (Class 2) (29.2)  (29.2)  (22.1)    N/A     N/A     (0.2)   4/30/1998
American Funds Growth Fund (Class 2)                      (34.5)  (34.5)  (19.2)    3.4     9.8     11.3     2/8/1984
American Funds Growth-Income Fund (Class 2)               (28.5)  (28.5)   (8.3)    0.2     8.1     10.0     2/8/1984
American Funds International Fund (Class 2)               (25.1)  (25.1)  (25.1)   (0.8)    6.0      4.7     5/1/1990
Delaware VIP Large Cap Value Series (Service Class)       (29.0)  (29.0)   (9.7)   (4.8)    6.5      5.8    7/28/1988
Delaware VIP High Yield Series (Service Class)             (8.9)   (8.9)  (10.7)   (4.7)    2.4      4.2    7/28/1988
Delaware VIP REIT Series (Service Class)                   (6.2)   (6.2)    9.7     N/A     N/A      2.8     5/4/1998
Delaware VIP Small Cap Value Series (Service Class)       (16.1)  (16.1)    2.9    (0.9)    N/A      7.6   12/27/1993
Delaware VIP Trend Series (Service Class)                 (30.2)  (30.2)  (20.2)    1.0     N/A      7.6   12/27/1993
Delaware VIP U.S. Growth Series (Service Class)           (39.3)  (39.3)  (26.4)    N/A     N/A    (23.3)  11/15/1999
Fidelity(R) VIP Contrafund Portfolio (Service Class 2)    (20.0)  (20.0)  (15.1)    0.2     N/A      9.5     1/3/1995
Fidelity(R) VIP Equity-Income Portfolio (Service Class 2) (27.3)  (27.3)  (10.4)   (3.3)    7.3      7.5    10/9/1986
Fidelity(R) VIP Growth Portfolio (Service Class 2)        (40.2)  (40.2)  (26.5)   (4.1)    5.9      7.9    10/9/1986
Fidelity(R) VIP Overseas Portfolio (Service Class 2)      (30.6)  (30.6)  (26.6)   (7.7)    2.3      1.9    1/28/1987
FTVIP Franklin Small Cap Fund (Class 2)                   (38.6)  (38.6)  (26.1)   (3.4)    N/A      3.7   10/31/1995
FTVIPT Templeton Growth Securities Fund (Class 2)         (28.6)  (28.6)  (11.7)   (1.9)    N/A      3.9    3/15/1994
Janus Aspen Mid Cap Growth Portfolio (Service Class)      (38.1)  (38.1)  (41.7)   (5.9)    N/A      4.7    9/13/1993
Janus Aspen Balanced Portfolio (Service Class)            (17.1)  (17.1)   (9.7)    4.8     N/A      9.3    9/13/1993
Janus Aspen Worldwide Growth Portfolio (Service Class)    (35.8)  (35.8)  (28.0)   (3.1)    N/A      7.8    9/13/1993
Lincoln VIP Aggressive Growth Fund (Service Class)        (40.3)  (40.3)  (30.0)  (13.7)    N/A     (2.2)    2/3/1994
Lincoln VIP Bond Fund (Service Class)                      (0.8)   (0.8)    5.2     3.7     4.9      7.7   12/28/1981
Lincoln VIP Capital Appreciation Fund (Service Class)     (37.1)  (37.1)  (29.9)   (5.5)    N/A      3.9     2/3/1994
Lincoln VIP Global Asset Allocation Fund (Service Class)  (22.5)  (22.5)  (14.0)   (4.3)    4.3      4.8     8/3/1987
Lincoln VIP International Fund (Service Class)            (21.3)  (21.3)  (12.5)   (2.0)    4.6      2.8     5/1/1991
Lincoln VIP Money Market Fund (Service Class)              (9.4)   (9.4)   (1.2)    0.7     2.0      3.7     1/7/1982
Lincoln VIP Social Awareness Fund (Service Class)         (32.4)  (32.4)  (19.4)   (5.9)    7.5      8.9     5/2/1988
MFS(R) VIT Capital Opportunities Series (Service Class)   (39.9)  (39.9)  (26.1)   (4.3)    N/A      1.7    8/14/1996
MFS(R) VIT Emerging Growth Series (Service Class)         (43.7)  (43.7)  (37.0)   (7.2)    N/A      1.9    7/24/1995
MFS(R) VIT Total Return Series (Service Class)            (15.8)  (15.8)   (1.7)    1.5     N/A      8.0     1/3/1995
MFS(R) VIT Utilities Series (Service Class)               (33.0)  (33.0)  (20.3)   (4.3)    N/A      6.5     1/3/1995
Neuberger Berman AMT Mid-Cap Growth Portfolio             (39.4)  (39.4)  (27.4)   (2.3)    N/A      1.2    11/3/1997
Neuberger Berman AMT Regency Portfolio                    (20.9)  (20.9)    N/A     N/A     N/A    (16.6)   8/22/2001
Putnam VT Growth & Income Fund (Class IB)                 (29.2)  (29.2)  (11.7)   (4.3)    6.3      8.1     2/1/1988
Putnam VT Health Sciences Fund (Class IB)                 (30.5)  (30.5)   (9.0)    N/A     N/A     (5.0)    5/1/1998
Scudder VIT EAFE Equity Index Fund (Service Class)        (31.9)  (31.9)  (27.6)   (9.1)    N/A     (9.6)   8/22/1997
Scudder VIT Equity 500 Index Fund (Service Class)         (32.6)  (32.6)  (20.7)   (4.5)    N/A     (3.8)   10/1/1997
Scudder VIT Small Cap Index Fund (Service Class)          (30.9)  (30.9)  (13.5)   (5.4)    N/A     (4.1)   8/25/1997



The performance figures shown above reflect the cost of the EGMDB (assuming i4LIFE/SM/ Advantage is in effect). If the Account Value death benefit option was in effect, the return would have been higher. If you had elected the Guaranteed Income Benefit Rider, the return would have been lower.

C. Non-Standard Performance Data (not adjusted for surrender charges or annual account fee):



   Period Ending December 31, 2002



                                                          YTD     1-year  3-year  5-year  10-year
                                                          With    With    With    With    With             As if
                                                          EGMDB   EGMDB   EGMDB   EGMDB   EGMDB   Lifetime Commenced
---------------------------------------------------------------------------------------------------------------------
AIM V.I. Growth Fund (Series II)                          (32.3)% (32.3)% (30.0)%  (9.7)%   N/A      N/A     5/5/1993
AIM V.I. International Growth Fund (Series II)            (17.3)  (17.3)  (24.9)   (6.7)    N/A      1.2%    5/5/1993
AIM V.I. Premier Equity Fund (Series II)                  (31.6)  (31.6)  (21.1)   (4.0)    N/A      5.9     5/5/1993
AllianceBernstein Growth & Income Portfolio (Class B)     (23.5)  (23.5)   (5.5)    1.8     9.2%     8.3    1/14/1991
AllianceBernstein Premier Growth Portfolio (Class B)      (31.9)  (31.9)  (23.2)   (3.1)    7.3      8.2    6/26/1992
AllianceBernstein Small Cap Value Portfolio (Class B)      (8.0)   (8.0)    N/A     N/A     N/A      1.2     5/1/2001
AllianceBernstein Technology Portfolio (Class B)          (42.7)  (42.7)  (31.3)   (2.1)    N/A      0.3    1/11/1996
American Funds Global Small Capitalization Fund (Class 2) (20.3)  (20.3)  (17.5)    N/A     N/A      1.5    4/30/1998
American Funds Growth Fund (Class 2)                      (25.7)  (25.7)  (14.9)    4.9    10.3     11.8     2/8/1984
American Funds Growth-Income Fund (Class 2)               (19.6)  (19.6)   (4.8)    1.8     8.6     10.5     2/8/1984
American Funds International Fund (Class 2)               (16.2)  (16.2)  (20.3)    0.9     6.5      5.2     5/1/1990
Delaware VIP Large Cap Value Series (Service Class)       (20.1)  (20.1)   (6.2)   (2.9)    7.0      6.3    7/28/1988
Delaware VIP High Yield Series (Service Class)              0.0     0.0    (7.1)   (2.9)    2.9      4.6    7/28/1988
Delaware VIP REIT Series (Service Class)                    2.7     2.7    12.4     N/A     N/A      4.4     5/4/1998
Delaware VIP Small Cap Value Series (Service Class)        (7.2)   (7.2)    5.9     0.7     N/A      8.0   12/27/1993
Delaware VIP Trend Series (Service Class)                 (21.3)  (21.3)  (15.9)    2.6     N/A      8.1   12/27/1993
Delaware VIP U.S. Growth Series (Service Class)           (30.5)  (30.5)  (21.4)    N/A     N/A    (19.2)  11/15/1999
Fidelity(R) VIP Contrafund Portfolio (Service Class 2)    (11.1)  (11.1)  (11.1)    1.8     N/A     10.2     1/3/1995
Fidelity(R) VIP Equity-Income Portfolio (Service Class 2) (18.5)  (18.5)   (6.8)   (1.5)    7.8      8.0    10/9/1986
Fidelity(R) VIP Growth Portfolio (Service Class 2)        (31.4)  (31.4)  (21.5)   (2.2)    6.4      8.4    10/9/1986
Fidelity(R) VIP Overseas Portfolio (Service Class 2)      (21.7)  (21.7)  (21.6)   (5.7)    2.8      2.3    1/28/1987
FTVIP Franklin Small Cap Fund (Class 2)                   (29.8)  (29.8)  (21.1)   (1.6)    N/A      4.5   10/31/1995
FTVIPT Templeton Growth Securities Fund (Class 2)         (19.8)  (19.8)   (8.0)   (0.2)    N/A      4.5    3/15/1994
Janus Aspen Mid Cap Growth Portfolio (Service Class)      (29.3)  (29.3)  (34.4)   (4.0)    N/A      5.2    9/13/1993
Janus Aspen Balanced Portfolio (Service Class)             (8.2)   (8.2)   (6.1)    6.2     N/A      9.8    9/13/1993
Janus Aspen Worldwide Growth Portfolio (Service Class)    (27.0)  (27.0)  (22.8)   (1.4)    N/A      8.3    9/13/1993
Lincoln VIP Aggressive Growth Fund (Service Class)        (31.5)  (31.5)  (24.6)  (11.2)    N/A     (1.5)    2/3/1994
Lincoln VIP Bond Fund (Service Class)                       8.1     8.1     8.0     5.2     5.3      8.2   12/28/1981
Lincoln VIP Capital Appreciation Fund (Service Class)     (28.3)  (28.3)  (24.5)   (3.6)    N/A      4.6     2/3/1994
Lincoln VIP Global Asset Allocation Fund (Service Class)  (13.6)  (13.6)  (10.1)   (2.4)    4.7      5.3     8/3/1987
Lincoln VIP International Fund (Service Class)            (12.4)  (12.4)   (8.7)   (0.3)    5.0      3.3     5/1/1991
Lincoln VIP Money Market Fund (Service Class)              (0.5)   (0.5)    1.9     2.3     2.4      4.2     1/7/1982
Lincoln VIP Social Awareness Fund (Service Class)         (23.5)  (23.5)  (15.1)   (4.0)    8.0      9.4     5/2/1988
MFS(R) VIT Capital Opportunities Series (Service Class)   (31.1)  (31.1)  (21.2)   (2.5)    N/A      2.7    8/14/1996
MFS(R) VIT Emerging Growth Series (Service Class)         (34.9)  (34.9)  (30.6)   (5.2)    N/A      2.8    7/24/1995
MFS(R) VIT Total Return Series (Service Class)             (6.9)   (6.9)    1.5     3.1     N/A      8.7     1/3/1995
MFS(R) VIT Utilities Series (Service Class)               (24.1)  (24.1)  (16.0)   (2.4)    N/A      7.2     1/3/1995
Neuberger Berman AMT Mid-Cap Growth Portfolio             (30.6)  (30.6)  (22.3)   (0.5)    N/A      2.5    11/3/1997
Neuberger Berman AMT Regency Portfolio                    (12.0)  (12.0)    N/A     N/A     N/A     (9.6)   8/22/2001
Putnam VT Growth & Income Fund (Class IB)                 (20.3)  (20.3)   (8.0)   (2.5)    6.7      8.6     2/1/1988
Putnam VT Health Sciences Fund (Class IB)                 (21.6)  (21.6)   (5.4)    N/A     N/A     (3.0)    5/1/1998
Scudder VIT EAFE Equity Index Fund (Service Class)        (23.0)  (23.0)  (22.5)   (7.0)    N/A     (7.8)   8/22/1997
Scudder VIT Equity 500 Index Fund (Service Class)         (23.7)  (23.7)  (16.3)   (2.6)    N/A     (2.3)   10/1/1997
Scudder VIT Small Cap Index Fund (Service Class)          (22.0)  (22.0)   (9.7)   (3.6)    N/A     (2.6)   8/25/1997



The performance figures shown above reflect the cost of the EGMDB and the Principal Security/SM/ Benefit. If the Guarantee of Principal death benefit option was in effect, the return would have been higher. If you had elected the EEB Death Benefit, the return would have been lower.

D. Non-Standard Performance Data (not adjusted for surrender charges or annual account fee):



   Period Ending December 31, 2002



                                                          YTD     1-year  3-year  5-year  10-year
                                                          With    With    With    With    With             As if
                                                          EGMDB   EGMDB   EGMDB   EGMDB   EGMDB   Lifetime Commenced
---------------------------------------------------------------------------------------------------------------------
AIM V.I. Growth Fund (Series II)                          (32.6)% (32.6)% (30.3)% (10.1)%   N/A      N/A     5/5/1993
AIM V.I. International Growth Fund (Series II)            (17.6)  (17.6)  (25.3)   (7.1)    N/A      0.8%    5/5/1993
AIM V.I. Premier Equity Fund (Series II)                  (31.9)  (31.9)  (21.4)   (4.4)    N/A      5.4     5/5/1993
AllianceBernstein Growth & Income Portfolio (Class B)     (23.8)  (23.8)   (6.0)    1.4     8.7%     7.8    1/14/1991
AllianceBernstein Premier Growth Portfolio (Class B)      (32.2)  (32.2)  (23.5)   (3.5)    6.8      7.7    6/26/1992
AllianceBernstein Small Cap Value Portfolio (Class B)      (8.4)   (8.4)    N/A     N/A     N/A      0.7     5/1/2001
AllianceBernstein Technology Portfolio (Class B)          (43.0)  (43.0)  (31.6)   (2.6)    N/A     (0.2)   1/11/1996
American Funds Global Small Capitalization Fund (Class 2) (20.7)  (20.7)  (17.9)    N/A     N/A      1.0    4/30/1998
American Funds Growth Fund (Class 2)                      (26.0)  (26.0)  (15.3)    4.4     9.8     11.3     2/8/1984
American Funds Growth-Income Fund (Class 2)               (20.0)  (20.0)   (5.3)    1.4     8.1     10.0     2/8/1984
American Funds International Fund (Class 2)               (16.6)  (16.6)  (20.6)    0.4     6.0      4.7     5/1/1990
Delaware VIP Large Cap Value Series (Service Class)       (20.5)  (20.5)   (6.6)   (3.4)    6.5      5.8    7/28/1988
Delaware VIP High Yield Series (Service Class)             (0.4)   (0.4)   (7.5)   (3.3)    2.4      4.2    7/28/1988
Delaware VIP REIT Series (Service Class)                    2.3     2.3    11.9     N/A     N/A      3.9     5/4/1998
Delaware VIP Small Cap Value Series (Service Class)        (7.6)   (7.6)    5.4     0.3     N/A      7.6   12/27/1993
Delaware VIP Trend Series (Service Class)                 (21.7)  (21.7)  (16.2)    2.2     N/A      7.6   12/27/1993
Delaware VIP U.S. Growth Series (Service Class)           (30.8)  (30.8)  (21.7)    N/A     N/A    (19.6)  11/15/1999
Fidelity(R) VIP Contrafund Portfolio (Service Class 2)    (11.5)  (11.5)  (11.5)    1.3     N/A      9.7     1/3/1995
Fidelity(R) VIP Equity-Income Portfolio (Service Class 2) (18.8)  (18.8)   (7.2)   (2.0)    7.3      7.5    10/9/1986
Fidelity(R) VIP Growth Portfolio (Service Class 2)        (31.7)  (31.7)  (21.9)   (2.7)    5.9      7.9    10/9/1986
Fidelity(R) VIP Overseas Portfolio (Service Class 2)      (22.1)  (22.1)  (22.0)   (6.1)    2.3      1.9    1/28/1987
FTVIP Franklin Small Cap Fund (Class 2)                   (30.1)  (30.1)  (21.5)   (2.0)    N/A      4.1   10/31/1995
FTVIPT Templeton Growth Securities Fund (Class 2)         (20.1)  (20.1)   (8.4)   (0.7)    N/A      4.1    3/15/1994
Janus Aspen Mid Cap Growth Portfolio (Service Class)      (29.6)  (29.6)  (34.7)   (4.4)    N/A      4.7    9/13/1993
Janus Aspen Balanced Portfolio (Service Class)             (8.6)   (8.6)   (6.5)    5.8     N/A      9.3    9/13/1993
Janus Aspen Worldwide Growth Portfolio (Service Class)    (27.3)  (27.3)  (23.2)   (1.8)    N/A      7.8    9/13/1993
Lincoln VIP Aggressive Growth Fund (Service Class)        (31.8)  (31.8)  (25.0)  (11.6)    N/A     (1.9)    2/3/1994
Lincoln VIP Bond Fund (Service Class)                       7.7     7.7     7.6     4.7     4.9      7.7   12/28/1981
Lincoln VIP Capital Appreciation Fund (Service Class)     (28.6)  (28.6)  (24.8)   (4.0)    N/A      4.1     2/3/1994
Lincoln VIP Global Asset Allocation Fund (Service Class)  (14.0)  (14.0)  (10.5)   (2.9)    4.3      4.8     8/3/1987
Lincoln VIP International Fund (Service Class)            (12.8)  (12.8)   (9.1)   (0.7)    4.6      2.8     5/1/1991
Lincoln VIP Money Market Fund (Service Class)              (0.9)   (0.9)    1.5     1.9     2.0      3.7     1/7/1982
Lincoln VIP Social Awareness Fund (Service Class)         (23.9)  (23.9)  (15.5)   (4.4)    7.5      8.9     5/2/1988
MFS(R) VIT Capital Opportunities Series (Service Class)   (31.4)  (31.4)  (21.5)   (2.9)    N/A      2.2    8/14/1996
MFS(R) VIT Emerging Growth Series (Service Class)         (35.2)  (35.2)  (30.9)   (5.6)    N/A      2.3    7/24/1995
MFS(R) VIT Total Return Series (Service Class)             (7.3)   (7.3)    1.0     2.7     N/A      8.2     1/3/1995
MFS(R) VIT Utilities Series (Service Class)               (24.5)  (24.5)  (16.3)   (2.9)    N/A      6.7     1/3/1995
Neuberger Berman AMT Mid-Cap Growth Portfolio             (30.9)  (30.9)  (22.7)   (1.0)    N/A      2.1    11/3/1997
Neuberger Berman AMT Regency Portfolio                    (12.4)  (12.4)    N/A     N/A     N/A    (10.0)   8/22/2001
Putnam VT Growth & Income Fund (Class IB)                 (20.7)  (20.7)   (8.4)   (2.9)    6.3      8.1     2/1/1988
Putnam VT Health Sciences Fund (Class IB)                 (22.0)  (22.0)   (5.9)    N/A     N/A     (3.5)    5/1/1998
Scudder VIT EAFE Equity Index Fund (Service Class)        (23.4)  (23.4)  (22.9)   (7.4)    N/A     (8.2)   8/22/1997
Scudder VIT Equity 500 Index Fund (Service Class)         (24.1)  (24.1)  (16.7)   (3.1)    N/A     (2.7)   10/1/1997
Scudder VIT Small Cap Index Fund (Service Class)          (22.4)  (22.4)  (10.1)   (4.0)    N/A     (3.0)   8/25/1997



The performance figures shown above reflect the cost of the EGMDB (assuming i4LIFE/SM/ Advantage is in effect). If the Account Value death benefit option was in effect, the return would have been higher. If you had elected the Guaranteed Income Benefit Rider, the return would have been lower.

Interest Adjustment


The following example illustrates the detailed calculations for a $50,000 deposit plus a 3% bonus credit into the fixed account with a guaranteed rate of 4.5% for a duration of five years. The intent of the example is to show the effect of the interest adjustment and the 1.5% minimum guarantee under various interest rates on the calculation of the cash surrender (withdrawal) values. Contracts issued in certain states may guarantee a higher minimum rate of interest. Refer to your contract for the specific guaranteed minimum interest rate applicable to your contract. The results would be different for contracts with a higher minimum guarantee. Any charges for optional death benefit risks are not taken into account in the example. The effect of the interest adjustment is reflected in the yield rate factor in column (2) and the minimum 1.5% guarantee is shown under column (4) under the "Surrender Value Calculation". The "Yield Rate Factor Calculation" and "Minimum Value Calculation" contain the explicit calculation of the yield factors and the 1.5% minimum guarantee respectively. The "Annuity Value Calculation" and "Minimum Value" calculations assume the imposition of the annual $35 account fee, but that fee is waived if the annuity account value at the end of a contract year is $100,000 or more. The results would be slightly different in the states where the annual fee is less than $35.

                     SAMPLE CALCULATIONS FOR MALE 35 ISSUE


Single Premium.......................... $50,000
Premium Taxes........................... None
Withdrawals............................. None
Guaranteed Period....................... 5 years
Guaranteed Interest Rate................ 4.50%
Annuity Date............................ Age 70
Yield Rate A............................ 5.00%
Yield Rate B............................ 6.00% End of contract year 1
                                         5.50% End of contract year 2
                                         5.00% End of contract year 3
                                         4.00% End of contract year 4
Percentage Adjustment to Index Rate B(K) 0.25%


                          SURRENDER VALUE CALCULATION


                                 (3)              (5)
              (1)     (2)        Adjusted (4)     Greater   (6)       (7)
              Annuity Yield Rate Annuity  Minimum of        Surrender Surrender
Contract Year Value   Factor     Value    Value   (3) & (4) Charge    Value
------------- ------- ---------- -------- ------- --------- --------- ---------
      1...... $53,783  0.953765  $51,296  $52,238  $52,238   $4,250    $47,988
      2...... $56,168  0.978874  $54,981  $52,986  $54,981   $4,250    $50,731
      3...... $58,660  0.995255  $58,382  $53,746  $58,382   $4,000    $54,382
      4...... $61,265  1.007194  $61,706  $54,517  $61,706   $3,500    $58,206
      5...... $63,987    N/A     $63,987  $55,300  $63,987   $3,000    $60,987


                           ANNUITY VALUE CALCULATION

Contract Year
-------------
      1...... $(50,000 + $1,500) X 1.045 - $35 = $53,783
      2......            $53,783 X 1.045 - $35 = $56,168
      3......            $56,168 X 1.045 - $35 = $58,660
      4......            $58,660 X 1.045 - $35 = $61,265
      5......            $61,265 X 1.045 - $35 = $63,987

                         SURRENDER CHARGE CALCULATION

Contract Year
------------- SC factor Deposit     Surrender Chg
      1......  8.5% X $50,000   =      $4,250
      2......  8.5% X $50,000   =      $4,250
      3......  8.0% X $50,000   =      $4,000
      4......  7.0% X $50,000   =      $3,500
      5......  6.0% X $50,000   =      $3,000

                         YIELD RATE FACTOR CALCULATION

                              Adj-
Contract Year Yield A Yield B Yield B N   Result
------------- ------- ------- ------- --- --------
      1......  5.00%   6.00%   6.25%   4  0.953765
      2......  5.00%   5.50%   5.75%   3  0.978874
      3......  5.00%   5.00%   5.25%   2  0.995255
      4......  5.00%   4.00%   4.25%   1  1.007194
      5......  5.00%    N/A     N/A   N/A   N/A

                           MINIMUM VALUE CALCULATION

Contract Year
-------------
      1...... $50,000 X 1.03 X 1.015 - $35 = $52,238
      2......        $52,238 X 1.015 - $35 = $52,986
      3......        $52,986 X 1.015 - $35 = $53,746
      4......        $53,746 X 1.015 - $35 = $54,517
      5......        $54,517 X 1.015 - $35 = $55,300

Annuity payouts

Variable annuity payouts
Variable annuity payouts will be determined on the basis of: (1) the dollar value of the contract on the annuity commencement date less any applicable premium tax; (2) the annuity tables contained in the contract; (3) the type of annuity option selected; and (4) the investment results of the fund(s) selected. In order to determine the amount of variable annuity payouts, Lincoln Life makes the following calculation: first, it determines the dollar amount of the first payout; second, it credits the contract with a fixed number of annuity units based on the amount of the first payout; and third, it calculates the value of the annuity units each period thereafter. These steps are explained below.

The dollar amount of the first periodic variable annuity payout is determined by applying the total value of the accumulation units credited under the contract valued as of the annuity commencement date (less any premium taxes) to the annuity tables contained in the contract. The first variable annuity payout will be paid 14 days after the annuity commencement date. This day of the month will become the day on which all future annuity payouts will be paid. Amounts shown in the tables are based on the 1983 Table "a" Individual Annuity Mortality Tables, modified, with an assumed investment return at the rate of 3%, 4%, 5% or 6% per annum. The first annuity payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the annuitant at the annuity commencement date. The assumed interest rate is the measuring point for subsequent annuity payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess. Conversely, if the actual rate is less than the assumed interest rate, annuity payouts will decrease. If the assumed rate of interest were to be increased, annuity payouts would start at a higher level but would decrease more rapidly or increase more slowly.

Lincoln Life may use sex distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.

At an annuity commencement date, the contract is credited with annuity units for each subaccount on which variable annuity payouts are based. The number of annuity units to be credited is determined by dividing the amount of the first periodic payout by the value of an annuity unit in each subaccount selected. Although the number of annuity units is fixed by this process, the value of such units will vary with the value of the underlying fund.

The amount of the second and subsequent periodic payouts is determined by multiplying the contractowner's fixed number of annuity units in each subaccount by the appropriate annuity unit value for the valuation date ending 14 days prior to the date that payout is due.

The value of each subaccount's annuity unit will be set initially at $1.00. The annuity unit value for each subaccount at the end of any valuation date is determined by multiplying the subaccount annuity unit value for the immediately preceding valuation date by the product of:

(a)The net investment factor of the subaccount for the valuation period for which the annuity unit value is being determined, and

(b)A factor to neutralize the assumed investment return in the annuity table.

The value of the annuity units is determined as of a valuation date 14 days prior to the payment date in order to permit calculation of amounts of annuity payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.

Proof of age, sex and survival
Lincoln Life may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.

i4LIFE/SM/ Advantage for Non-qualified contracts
During the Access Period, regular income payments will be determined on the basis of: (1) the dollar value of the contract on the valuation date not more than fourteen days prior to the initial regular income date, less any applicable premium taxes, and each regular income payment date thereafter (or each subsequent anniversary of the initial regular income date if levelized payments are selected); (2) the annuity factor for the i4LIFE/SM/ Advantage selected; and (3) the investment results of the variable subaccounts selected. The initial regular income payment is determined by dividing the contract value as of the valuation date no more than fourteen days prior to the initial regular income payment date, less any premium taxes, by 1,000 and multiplying this result by the annuity factor. Subsequent regular income payments are determined by dividing the Account Value as of the valuation date not more than fourteen days prior to the regular income payment due date (or each subsequent anniversary of the initial regular income date if levelized payments are selected) by 1,000 and multiplying this result by the annuity factor adjusted for the remaining annuity period.

i4LIFE/SM/ Advantage annuity factors are based on an assumed investment return of either 3%, 4%, 5% or 6%, per annum, the length of the Access Period, the length of time any regular income payments are guaranteed after the Access Period, the frequency of the regular income payments, and the age(s) and sex(es) of the annuitant(s) as of the date the initial regular income payment is calculated, and when applicable, the 1983 Table "a" Individual Annuity Mortality Table, modified.

At the end of the Access Period, the periodic regular income payment will purchase annuity units at the then current annuity unit value. Subsequent regular income payments made after the Access Period will be calculated using annuity units as described in the Variable annuity payouts section above.

The assumed interest rate is the measuring point for subsequent regular income payments. Each subsequent regular income payment will fluctuate. If the actual net investment rate (annualized) for the contract exceeds the assumed rate, the regular income payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment rate for the contract is less than the assumed rate, the regular income payment will decrease. If a higher assumed rate of interest is selected, regular income payments will start at a higher level but will decrease more rapidly or increase more slowly.

Lincoln Life may use sex-distinct annuity factors for contracts that are not associated with employer sponsored plans and where not prohibited by law.

i4LIFE/SM/ Advantage options for IRA contracts
During the Access Period, regular income payments will be determined on the basis of: (1) the dollar value of the contract on December 31 of each year prior to the initial regular income payment and each subsequent regular income payment; (2) the annuity factor for the i4LIFE/SM/ Advantage; and (3) the investment results of the fixed and/or variable subaccounts selected. The initial regular income payment is determined by dividing the contract value as of December 31 of the year prior to the initial regular income payment date by 1,000 and multiplying this result by the annuity factor. Any regular income payments due in the same calendar year will be equal to the first regular income payment of the calendar year. This results in the regular income payment remaining level for a full calendar year and then adjusting at the beginning of the next calendar year. The first regular income payment of a subsequent calendar year will be determined by dividing the Account Value as of December 31 of the year prior by 1,000 and multiplying this result by the annuity factor adjusted for the remaining annuity period.

i4LIFE/SM/ Advantage annuity factors are based on an assumed investment return of either 3%, 4%, 5% or 6% per annum, the length of the Access Period, the length of time any regular income payments are guaranteed after the Access Period, the frequency of the regular income payments, and the age(s) and sex of the annuitant(s) as of the date the initial regular income payment is calculated, and when applicable the 1983 Table "a" Individual Annuity Mortality Table, modified.

At the end of the Access Period, the periodic regular income payment will purchase annuity units at the then current annuity unit value. Subsequent regular income payments made after the Access Period will be calculated using annuity units as described in the Variable annuity payouts section above.

The assumed interest rate is the measuring point for subsequent regular income payments. Regular income payments will be adjusted at the beginning of each calendar year during the Access Period, regardless of whether the Account Value is invested in fixed or variable subaccounts. If the actual net investment rate (annualized) for the contract, whether based upon a fixed and/or variable subaccount, exceeds the assumed rate, the regular income payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment rate for the contract is less than the assumed rate, the regular income payment will decrease. If a higher assumed rate of interest is selected, regular income payments will start at a higher level but will decrease more rapidly or increase more slowly.

Lincoln Life may use sex-distinct annuity factors for contracts that are not associated with employer sponsored plans and where not prohibited by law.

Advertising and sales
literature

As set forth in the Prospectus, Lincoln Life may refer to the following organizations (and others) in its marketing materials:

A.M. Best's Rating System is designed to evaluate the various factors affecting the overall performance of an insurance company in order to provide an opinion as to an insurance company's relative financial strength and ability to meet its contractual obligations. The procedure includes both a quantitative and qualitative review of each company. A.M. Best also provides certain rankings, to which Lincoln Life intends to refer.

EAFE Index is prepared by Morgan Stanley Capital International (MSCI). It measures performance of equity securities in Europe, Australasia and the Far East. The index reflects the movements of world stock markets by representing the evolution of an unmanaged portfolio. The EAFE Index offers international diversification representing over 1,000 companies across 20 different countries.

FITCH provides ratings on over 800 insurance entities in close to 30 countries. The Insurance Group maintains three significant analytical staffing centers in Chicago, London and New York, and also coordinates local analytical resources in other parts of the world on behalf of Fitch's global office network.

Lipper Variable Insurance Products Performance Analysis Service is a publisher of statistical data covering the investment company industry in the United States and overseas. Lipper is recognized as the leading source of data on open-end and closed-end funds. Lipper currently tracks the performance of over 5,000 investment companies and publishes numerous specialized reports, including reports on performance and portfolio analysis, fee and expense analysis.

Moody's insurance financial strength rating is an opinion of an insurance company's financial strength and ability to meet financial obligations. The purpose of Moody's ratings is to provide investors with a simple system of gradation by which the relative quality of insurance companies may be noted.

Morningstar is an independent financial publisher offering comprehensive statistical and analytical coverage of open-end and closed-end funds and variable annuities.

Standard & Poor's insurance claims-paying ability rating is an opinion of an operating insurance company's financial capacity to meet obligations under an insurance policy in accordance with the terms. The likelihood of a timely flow of funds from the insurer to the trustee for the bondholders is a key element in the rating determination for such debt issues.

VARDS (Variable Annuity Research and Data Service) provides a comprehensive guide to variable annuity contract features and historical fund performance.
The service also provides a readily understandable analysis of the comparative characteristics and market performance of funds inclusive in variable contracts.

Standard & Poor's 500 Index--A broad-based measurement of U.S. stock-market performance based on the weighted average performance of 500 common stocks of leading company's and leading industries; commonly known as the Standard & Poor's 500 (S&P 500). The selection of stocks, their relative weightings to reflect differences in the number of outstanding shares, and publication of the index itself are services of Standard & Poor's Corporation, a financial advisory, securities rating, and publishing firm.

NASDAQ-OTC Price Index--this index is based on the National Association of Securities Dealers Automated Quotations (NASDAQ) and represents all domestic over-the-counter stocks except those traded on exchanges and those having only one market maker, a total of some 3,500 stocks. It is market value-weighted and was introduced with a base of 100.00 on February 5, 1971.

Dow Jones Industrial Average (DJIA)--price-weighted average of 30 actively traded blue chip stocks, primarily industrials but currently including American Express Company and American Telephone and Telegraph Company. Prepared and published by Dow Jones & Company, it is the oldest and most widely quoted of all the market indicators. The average is quoted in points, not dollars.

Russell 1000 Index--Measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 that measures 3,000 of the largest U.S. companies.

Russell 2000 Index--Measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 that measures 3,000 of the largest U.S. companies.

Lehman Brothers Aggregate Bond Index--Composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Indexes are rebalanced monthly by market capitalization.

Lehman Brothers Government/Corporate Bond Index--This is a measurement of the movement of approximately 4,200 corporate, publicly traded, fixed-rate, nonconvertible, domestic debt securities, as well as the domestic debt securities issued by the U.S. government or its agencies.

Lehman Brothers Government Intermediate Bond Index--Composed of all bonds covered by the Lehman Brothers Government Bond Index (all publicly issued, nonconvertible, domestic debt of the U.S. government or any agency thereof, quasi-federal corporations, or corporate debt guaranteed by the U.S. government) with maturities between one and 9.99 years.


Merrill Lynch High Yield Master Index--This is an index of high yield debt securities. High yield securities are those below the top four quality rating categories and are considered more risky than investment grade. Issues must be rated by Standard & Poor's or by Moody's Investors Service as less than investment grade (i.e., BBB or Baa) but not in default (i.e., DDD1 or less). Issues must be in the form of publicly placed nonconvertible, coupon-bearing U.S. domestic debt and must carry a term to maturity of at least one year.


Morgan Stanley Emerging Markets Free Index--A market capitalization weighted index composed of companies representative of the market structure of 22 Emerging Market countries in Europe, Latin America, and the Pacific Basin. This index excludes closed markets and those shares in otherwise free markets, which are not purchasable by foreigners.

Morgan Stanley World Capital International World Index--A market capitalization weighted index composed of companies representative of the market structure of 22 Developed Market countries in North America, Europe and the Asia/Pacific Region.

Morgan Stanley Pacific Basin (Ex-Japan) Index--An arithmetic, market value-weighted average of the performance of securities listed on the stock exchanges of the following Pacific Basin Countries: Australia, Hong Kong, Malaysia, New Zealand and Singapore.

Nareit Equity Reit Index--All of the data is based on the last closing price of the month for all tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange, and the NASDAQ National Market System. The data is market weighted.

Salomon Brothers World Government Bond (Non US) Index--A market capitalization weighted index consisting of government bond markets of the following
13 countries: Australia, Austria, Belgium, Canada, Denmark, France, Germany, Italy, Japan, The Netherlands, Spain, Sweden, and The United Kingdom.

Salomon Brothers 90 Day Treasury-Bill Index--Equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill.

Standard and Poor's Index (S&P 400)--Consists of 400 domestic stocks chosen for market size, liquidity, and industry representations.

Standard and Poor's Utilities Index--The utility index is one of several industry groups within the broader S&P 500. Utility stocks include electric, natural gas, and telephone companies included in the S&P 500.

In its advertisements and other sales literature for the VAA and the funds, Lincoln Life intends to illustrate the advantages of the contracts in a number of ways:

Compound Interest Illustrations. These will emphasize several advantages of the variable annuity contract. For example, but not by way of illustration, the literature may emphasize the potential tax savings through tax deferral; the potential advantage of the variable annuity account over the fixed account; and the compounding effect when a client makes regular deposits to his or her contract.

Internet. An electronic communications network which may be used to provide information regarding Lincoln Life, performance of the subaccounts and advertisement literature.

Additional services

Dollar Cost Averaging (DCA)--You may systematically transfer, on a monthly basis, amounts from certain subaccounts, or the fixed side of the contract into the subaccounts. You may elect to participate in the DCA program at the time of application or at anytime before the annuity commencement date by completing an election form available from us. The minimum amount to be dollar cost averaged is $2,000 over any period between 6 and 60 months. Once elected, the program will remain in effect until the earlier of: (1) the annuity commencement date;
(2) the value of the amount being DCA'd is depleted; or (3) you cancel the program by written request or by telephone if we have your telephone authorization on file. A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or interest adjustment which may apply to transfers. We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss.

Automatic Withdrawal Service (AWS)--AWS provides an automatic, periodic withdrawal of contract value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. You may elect to participate in AWS at the time of application or at any time before the annuity commencement date by sending a written request to our home office. The minimum contract value required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by sending written request to our home office. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for non-qualified contracts. To the extent that withdrawals under AWS do not qualify for an exemption from the contingent deferred sales charge, we will assess applicable surrender charges on those withdrawals. See Charges and other deductions--Surrender charge.


Portfolio Rebalancing--Portfolio rebalancing is an option, which, if elected by the contractowner, restores to a pre-determined level the percentage of the contract value, allocated to each variable subaccount. This predetermined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to Lincoln Life. If portfolio rebalancing is elected, all purchase payments and corresponding bonus credits allocated to the variable subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. Once the portfolio rebalancing option is activated, any variable account subaccount transfers executed outside of the portfolio rebalancing program will terminate the portfolio rebalancing program. Any subsequent purchase payment or withdrawal that modifies the account balance within each variable subaccount may also cause termination of the portfolio rebalancing program. Any such termination will be confirmed to the contractowner. The contractowner may terminate the portfolio rebalancing program or re-enroll at any time by writing Lincoln Life. If telephone authorization has been elected, the contractowner may make these elections by phone. The portfolio rebalancing program is not available following the annuity commencement date.


Cross Reinvestment Program--Under this option, account value in a designated variable subaccount of the contract that exceeds a certain baseline amount is automatically transferred to another specific variable subaccount(s) of the contract at specific intervals. You may elect to participate in the cross reinvestment program at the time of application or at any time before the annuity commencement date by sending a written request to Lincoln Life or by telephone if we have your telephone authorization on file. You designate the holding account, the receiving account(s), and the baseline amount. Cross reinvestment will continue until we receive authorization to terminate the program.

The minimum holding account value required to establish cross-reinvestment is $10,000. A transfer under this program is not considered a transfer for purposes of limiting the number of transfers that may be made. We reserve the right to discontinue this service at any time.


Lincoln Financial Group. Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. With headquarters in Philadelphia, Lincoln Financial Group has consolidated assets of $93 billion at December 31, 2002 and had annual consolidated revenues of $4.6 billion in 2002. Through its wealth accumulation and protection businesses, the company provides annuities, life insurance, 401(k) plans, 529 college savings plans, mutual funds, managed accounts, institutional investment management and financial planning and advisory services.


Lincoln Life's customers. Sales literature for the VAA and the funds may refer to the number of employers and the number of individual annuity clients which Lincoln Life serves. As of the date of this SAI, Lincoln Life was serving over 17,000 employers and more than 1.5 million individuals.


Lincoln Life's assets, size. Lincoln Life may discuss its general financial condition (see, for example, the reference to A.M. Best Company above); it may refer to its assets; it may also discuss its relative size and/or ranking among companies in the industry or among any sub-classification of those companies, based upon recognized evaluation criteria (see reference to A.M. Best Company above). For example, at year-end 2002 Lincoln Life had total assets of over $84 billion.


Other information

Due to differences in redemption rates, tax treatment or other considerations, the interests of contractowners under the variable life accounts could conflict with those of contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the Prospectus for each fund for more information about mixed funding.

Financial statements


Financial statements of the VAA and of Lincoln Life appear on the following pages.

Lincoln Life Variable Annuity Account N

Statement of assets and liabilities

December 31, 2002

                                                                                                      Mortality &
                                                                           Contract                   Expense       Contract
                                                                           Purchases                  Charges       Redemptions
                                                                           Due From                   Payable To    Due To
                                                                           The Lincoln                The Lincoln   The Lincoln
                                                                           National Life              National Life National Life
                                                                           Insurance                  Insurance     Insurance
                                                              Investments  Company       Total Assets Company       Company
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Subaccount                      $ 10,314,300   $    300    $ 10,314,600    $  415       $     --
AIM V.I. Growth Subaccount                                      14,495,567         --      14,495,567       571         11,192
AIM V.I. Growth Class II Subaccount                              1,289,509        309       1,289,818        56             --
AIM V.I. International Growth Subaccount                         9,923,455         --       9,923,455       389             --
AIM V.I. International Growth Class II Subaccount                  952,675        309         952,984        41             --
AIM V.I. Premier Equity Subaccount                              40,637,009         --      40,637,009     1,609          2,079
AIM V.I. Premier Equity Class II Subaccount                      4,355,462        345       4,355,807       191             --
AVPSF Growth Class B Subaccount                                  4,258,155         --       4,258,155       173             --
AVPSF Growth and Income Class B Subaccount                      61,249,517         --      61,249,517     2,552            659
AVPSF Premier Growth Class B Subaccount                         18,518,092      8,405      18,526,497       774             --
AVPSF Small Cap Value Class B Subaccount                         3,576,092         --       3,576,092       155             60
AVPSF Technology Class B Subaccount                              9,070,068         --       9,070,068       370          4,765
AFIS Global Small Cap Class 2 Subaccount                        12,718,327        555      12,718,882       532             --
AFIS Growth Class 2 Subaccount                                 118,786,470     28,872     118,815,342     4,966             --
AFIS Growth-Income Class 2 Subaccount                          148,606,950    146,418     148,753,368     6,288             --
AFIS International Class 2 Subaccount                           41,924,769     19,979      41,944,748     1,756             --
Delaware VIP Devon Subaccount                                    2,323,874         --       2,323,874        89             13
Delaware VIP Emerging Markets Subaccount                         2,946,364         --       2,946,364       113          3,455
Delaware VIP Emerging Markets Service Class Subaccount             574,958         --         574,958        26             --
Delaware VIP High Yield Subaccount                              12,922,036         --      12,922,036       495            196
Delaware VIP High Yield Service Class Subaccount                12,255,795    160,107      12,415,902       553             --
Delaware VIP International Equity Subaccount                     1,376,437         --       1,376,437        52              3
Delaware VIP Large Cap Value Subaccount                         10,810,736         --      10,810,736       415             --
Delaware VIP Large Cap Value Service Class Subaccount            5,203,196      4,391       5,207,587       234             --
Delaware VIP REIT Subaccount                                    18,115,155         --      18,115,155       693         10,010
Delaware VIP REIT Service Class Subaccount                      18,759,991     10,781      18,770,772       840             --
Delaware VIP Select Growth Subaccount                            6,481,410         --       6,481,410       248             --
Delaware VIP Select Growth Service Class Subaccount              2,647,407         --       2,647,407       120             --
Delaware VIP Small Cap Value Subaccount                         22,060,267         --      22,060,267       844             11
Delaware VIP Small Cap Service Class Subaccount                 24,476,281     22,996      24,499,277     1,093             --
Delaware VIP Social Awareness Subaccount                         4,144,111         --       4,144,111       158             55
Delaware VIP Social Awareness Service Class Subaccount             614,043         --         614,043        28             --
Delaware VIP Trend Subaccount                                   32,189,507         --      32,189,507     1,231          2,136
Delaware VIP Trend Service Class Subaccount                     20,602,286     11,269      20,613,555       916             --
Delaware VIP U.S. Growth Service Class Subaccount                  602,763         --         602,763        27             --
Dreyfus Small Cap Subaccount                                     2,575,033         --       2,575,033        98          3,601
Fidelity VIP Contrafund Service Class 2 Subaccount               4,177,373     12,788       4,190,161       185             --
Fidelity VIP Equity Income Subaccount                           27,728,749         --      27,728,749     1,062          1,147
Fidelity VIP Equity Income Service Class 2 Subaccount           12,018,197      5,198      12,023,395       535             --
Fidelity VIP Growth Subaccount                                  25,138,099         --      25,138,099       962             31
Fidelity VIP Growth Service Class 2 Subaccount                   6,304,010         --       6,304,010       279             14
Fidelity VIP Growth Opportunities Subaccount                     9,193,287         --       9,193,287       352              3
Fidelity VIP Growth Opportunities Service Class 2 Subaccount       470,591         --         470,591        21             --
Fidelity VIP Overseas Subaccount                                 5,160,101         --       5,160,101       197              5
Fidelity VIP Overseas Service Class 2 Subaccount                 3,253,979         --       3,253,979       142             --
Janus Aspen Series Aggressive Growth Service Class Subaccount      475,902         --         475,902        21             16
Janus Aspen Series Balanced Service Class Subaccount             8,650,253         --       8,650,253       373            181
Janus Aspen Series Worldwide Growth Service Class Subaccount     2,040,182         --       2,040,182        88             --
Liberty Colonial Newport Tiger Subaccount                        3,860,671         --       3,860,671       154         13,150
Liberty Colonial US Stock Subaccount                             3,011,742         --       3,011,742       115             --
LN Aggressive Growth Subaccount                                    130,339         --         130,339         6             --
LN Bond Subaccount                                             216,887,616         --     216,887,616     9,025         13,842
LN Capital Appreciation Subaccount                                 370,792         --         370,792        16             --
LN Global Asset Allocation Subaccount                              425,455         --         425,455        19             --
LN International Subaccount                                      1,279,102      8,158       1,287,260        56             --
LN Money Market Subaccount                                     205,780,205         --     205,780,205     8,799        679,965
LN Social Awareness Subaccount                                     412,894         --         412,894        18             --
MFS Capital Oppotunities Service Class Subaccount                1,023,339         --       1,023,339        45             --
MFS Emerging Growth Subaccount                                  10,042,106         --      10,042,106       384          1,183
MFS Emerging Growth Service Class Subaccount                     3,028,564         --       3,028,564       136              5
MFS Research Subaccount                                          7,972,210         --       7,972,210       306          2,488
MFS Research Service Class Subaccount                            3,068,525         --       3,068,525       139             --
MFS Total Return Subaccount                                     47,044,750         --      47,044,750     1,807         10,002
MFS Total Return Service Class Subaccount                       38,235,306     62,210      38,297,516     1,720             --
MFS Utilities Subaccount                                        21,850,361         --      21,850,361       836          2,128
MFS Utilities Service Class Subaccount                           8,623,740         --       8,623,740       381          5,577
NB AMT Mid-Cap Growth Subaccount                                 5,233,926     14,753       5,248,679       238             --
NB AMT Regency Subaccount                                        2,045,493      5,218       2,050,711        89             --
OCC Accumulation Global Equity Subaccount                        2,359,278         --       2,359,278        90             --
OCC Accumulation Managed Subaccount                              4,000,005         --       4,000,005       153             --
Putnam VT Growth and Income Class IB Subaccount                  1,633,371         --       1,633,371        72              5
Putnam VT Health Sciences Class IB Subaccount                    1,903,243      3,129       1,906,372        85             --
Scudder SVS Government Securities Subaccount                    20,154,821         --      20,154,821       774             --
Scudder SVS Small Cap Growth Subaccount                          1,605,068         --       1,605,068        61          1,411
Scudder VIT EAFE Equity Index Subaccount                           808,562         --         808,562        35             --
Scudder VIT Equity 500 Index Subaccount                         48,847,185         --      48,847,185     1,943          4,682
Scudder VIT Small Cap Index Subaccount                           1,228,947         --       1,228,947        55             35
Franklin Mutual Shares Securities Class 2 Subaccount            26,887,584      2,712      26,890,296     1,110             --
Franklin Small Cap Class 2 Subaccount                           16,986,375     47,131      17,033,506       710             --
Templeton Foreign Securities Class 2 Subaccount                  6,215,761     12,615       6,228,376       254             --
Templeton Growth Securities Class 2 Subaccount                   9,318,105         --       9,318,105       385             18







                                                              Net Assets
--------------------------------------------------------------------------
AIM V.I. Capital Appreciation Subaccount                      $ 10,314,185
AIM V.I. Growth Subaccount                                      14,483,804
AIM V.I. Growth Class II Subaccount                              1,289,762
AIM V.I. International Growth Subaccount                         9,923,066
AIM V.I. International Growth Class II Subaccount                  952,943
AIM V.I. Premier Equity Subaccount                              40,633,321
AIM V.I. Premier Equity Class II Subaccount                      4,355,616
AVPSF Growth Class B Subaccount                                  4,257,982
AVPSF Growth and Income Class B Subaccount                      61,246,306
AVPSF Premier Growth Class B Subaccount                         18,525,723
AVPSF Small Cap Value Class B Subaccount                         3,575,877
AVPSF Technology Class B Subaccount                              9,064,933
AFIS Global Small Cap Class 2 Subaccount                        12,718,350
AFIS Growth Class 2 Subaccount                                 118,810,376
AFIS Growth-Income Class 2 Subaccount                          148,747,080
AFIS International Class 2 Subaccount                           41,942,992
Delaware VIP Devon Subaccount                                    2,323,772
Delaware VIP Emerging Markets Subaccount                         2,942,796
Delaware VIP Emerging Markets Service Class Subaccount             574,932
Delaware VIP High Yield Subaccount                              12,921,345
Delaware VIP High Yield Service Class Subaccount                12,415,349
Delaware VIP International Equity Subaccount                     1,376,382
Delaware VIP Large Cap Value Subaccount                         10,810,321
Delaware VIP Large Cap Value Service Class Subaccount            5,207,353
Delaware VIP REIT Subaccount                                    18,104,452
Delaware VIP REIT Service Class Subaccount                      18,769,932
Delaware VIP Select Growth Subaccount                            6,481,162
Delaware VIP Select Growth Service Class Subaccount              2,647,287
Delaware VIP Small Cap Value Subaccount                         22,059,412
Delaware VIP Small Cap Service Class Subaccount                 24,498,184
Delaware VIP Social Awareness Subaccount                         4,143,898
Delaware VIP Social Awareness Service Class Subaccount             614,015
Delaware VIP Trend Subaccount                                   32,186,140
Delaware VIP Trend Service Class Subaccount                     20,612,639
Delaware VIP U.S. Growth Service Class Subaccount                  602,736
Dreyfus Small Cap Subaccount                                     2,571,334
Fidelity VIP Contrafund Service Class 2 Subaccount               4,189,976
Fidelity VIP Equity Income Subaccount                           27,726,540
Fidelity VIP Equity Income Service Class 2 Subaccount           12,022,860
Fidelity VIP Growth Subaccount                                  25,137,106
Fidelity VIP Growth Service Class 2 Subaccount                   6,303,717
Fidelity VIP Growth Opportunities Subaccount                     9,192,932
Fidelity VIP Growth Opportunities Service Class 2 Subaccount       470,570
Fidelity VIP Overseas Subaccount                                 5,159,899
Fidelity VIP Overseas Service Class 2 Subaccount                 3,253,837
Janus Aspen Series Aggressive Growth Service Class Subaccount      475,865
Janus Aspen Series Balanced Service Class Subaccount             8,649,699
Janus Aspen Series Worldwide Growth Service Class Subaccount     2,040,094
Liberty Colonial Newport Tiger Subaccount                        3,847,367
Liberty Colonial US Stock Subaccount                             3,011,627
LN Aggressive Growth Subaccount                                    130,333
LN Bond Subaccount                                             216,864,749
LN Capital Appreciation Subaccount                                 370,776
LN Global Asset Allocation Subaccount                              425,436
LN International Subaccount                                      1,287,204
LN Money Market Subaccount                                     205,091,441
LN Social Awareness Subaccount                                     412,876
MFS Capital Oppotunities Service Class Subaccount                1,023,294
MFS Emerging Growth Subaccount                                  10,040,539
MFS Emerging Growth Service Class Subaccount                     3,028,423
MFS Research Subaccount                                          7,969,416
MFS Research Service Class Subaccount                            3,068,386
MFS Total Return Subaccount                                     47,032,941
MFS Total Return Service Class Subaccount                       38,295,796
MFS Utilities Subaccount                                        21,847,397
MFS Utilities Service Class Subaccount                           8,617,782
NB AMT Mid-Cap Growth Subaccount                                 5,248,441
NB AMT Regency Subaccount                                        2,050,622
OCC Accumulation Global Equity Subaccount                        2,359,188
OCC Accumulation Managed Subaccount                              3,999,852
Putnam VT Growth and Income Class IB Subaccount                  1,633,294
Putnam VT Health Sciences Class IB Subaccount                    1,906,287
Scudder SVS Government Securities Subaccount                    20,154,047
Scudder SVS Small Cap Growth Subaccount                          1,603,596
Scudder VIT EAFE Equity Index Subaccount                           808,527
Scudder VIT Equity 500 Index Subaccount                         48,840,560
Scudder VIT Small Cap Index Subaccount                           1,228,857
Franklin Mutual Shares Securities Class 2 Subaccount            26,889,186
Franklin Small Cap Class 2 Subaccount                           17,032,796
Templeton Foreign Securities Class 2 Subaccount                  6,228,122
Templeton Growth Securities Class 2 Subaccount                   9,317,702

See accompanying notes.

Lincoln Life Variable Annuity Account N

Statement of operations

Year Ended December 31, 2002

                                                                                                AIM V.I.
                                         AIM V.I.                   AIM V.I.      AIM V.I.      International AIM V.I.
                                         Capital       AIM V.I.     Growth        International Growth        Premier
                                         Appreciation  Growth       Class II      Growth        Class II      Equity
                                         Subaccount    Subaccount   Subaccount    Subaccount    Subaccount    Subaccount
---------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss):
 . Dividends from investment income      $        --   $        --    $      --    $   108,217   $   94,059   $    165,536
 . Mortality and expense guarantees
   (M&E)                                    (196,378)     (291,752)     (11,285)      (243,790)     (76,089)      (846,627)
                                         -----------   -----------    ---------    -----------   ----------   ------------
NET INVESTMENT INCOME (LOSS)                (196,378)     (291,752)     (11,285)      (135,573)      17,970       (681,091)
Net Realized Gain (Loss) on Investments:
 . Net realized gain (loss) on
   investments                            (2,746,462)   (7,228,444)    (296,486)       573,515    3,539,494    (12,678,779)
 . Dividends from net realized gains on
   investments                                    --            --           --             --           --             --
                                         -----------   -----------    ---------    -----------   ----------   ------------
NET REALIZED GAIN (LOSS) ON INVESTMENTS   (2,746,462)   (7,228,444)    (296,486)       573,515    3,539,494    (12,678,779)
Net change in unrealized appreciation
 or depreciation on investments           (1,204,826)     (794,137)     (20,449)       139,154        2,584    (10,441,407)
                                         -----------   -----------    ---------    -----------   ----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS               $(4,147,666)  $(8,314,333)   $(328,220)   $   577,096   $3,560,048   $(23,801,277)
                                         ===========   ===========    =========    ===========   ==========   ============

                                                                    Delaware VIP                Delaware VIP
                                                       Delaware VIP Emerging      Delaware VIP  High          Delaware VIP
                                         Delaware VIP  Emerging     Markets       High          Yield         International
                                         Devon         Markets      Service Class Yield         Service Class Equity
                                         Subaccount    Subaccount   Subaccount    Subaccount    Subaccount    Subaccount
---------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss):
 . Dividends from investment income      $    29,895   $    65,474    $  21,648    $   935,220   $  676,139   $     37,209
 . Mortality and expense guarantees          (42,766)
   (M&E)                                                   (39,227)     (11,133)      (135,705)    (134,470)       (23,473)
                                         -----------   -----------    ---------    -----------   ----------   ------------
NET INVESTMENT INCOME (LOSS)
Net Realized Gain (Loss) on Investments:     (12,871)       26,247       10,515        799,515      541,669         13,736
 . Net realized gain (loss) on              (433,228)
   investments                                             (77,694)      16,083     (1,820,141)    (479,710)      (152,566)
 . Dividends from net realized gains on           --
   investments                                                  --           --             --           --        100,096
                                         -----------   -----------    ---------    -----------   ----------   ------------
NET REALIZED GAIN (LOSS) ON INVESTMENTS     (433,228)      (77,694)      16,083     (1,820,141)    (479,710)       (52,470)
Net change in unrealized appreciation
 or depreciation on investments             (391,175)        7,081      (31,460)     1,090,474      100,583       (160,255)
                                         -----------   -----------    ---------    -----------   ----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS               $  (837,274)  $   (44,366)   $  (4,862)   $    69,848   $  162,542   $   (198,989)
                                         ===========   ===========    =========    ===========   ==========   ============




See accompanying notes.

                                             AVPSF         AVPSF                       AFIS
AIM V.I.        AVPSF         AVPSF          Premier       Small Cap     AVPSF         Global       AFIS
Premier         Growth        Growth and     Growth        Value         Technology    Small Cap    Growth
Equity Class II Class B       Income Class B Class B       Class B       Class B       Class 2      Class 2
Subaccount      Subaccount    Subaccount     Subaccount    Subaccount    Subaccount    Subaccount   Subaccount
-------------------------------------------------------------------------------------------------------------------
 $    17,455..   $        --   $    341,811   $        --   $     2,743   $        --  $    85,635  $     38,766
     (40,870).       (82,498)      (931,934)     (313,050)      (26,579)     (188,291)    (181,839)   (1,581,650)
  -----------    -----------   ------------   -----------   -----------   -----------  -----------  ------------
     (23,415).       (82,498)      (590,123)     (313,050)      (23,836)     (188,291)     (96,204)   (1,542,884)
    (126,669).    (1,091,563)    (3,167,724)   (2,894,091)     (121,082)   (5,258,448)  (4,066,333)   (6,541,124)
          --..            --      2,101,133            --         1,371            --           --            --
  -----------    -----------   ------------   -----------   -----------   -----------  -----------  ------------
    (126,669).    (1,091,563)    (1,066,591)   (2,894,091)     (119,711)   (5,258,448)  (4,066,333)   (6,541,124)
    (739,541).      (835,175)   (15,542,600)   (5,054,002)     (130,664)   (2,130,991)   1,424,165   (23,361,943)
  -----------    -----------   ------------   -----------   -----------   -----------  -----------  ------------

 $  (889,625).   $(2,009,236)  $(17,199,314)  $(8,261,143)  $  (274,211)  $(7,577,730) $(2,738,372) $(31,445,951)
  ===========    ===========   ============   ===========   ===========   ===========  ===========  ============

                Delaware VIP                                                                        Delaware VIP
Delaware VIP    Large Cap                    Delaware VIP                Delaware VIP  Delaware VIP Small
Large Cap       Value Service Delaware VIP   REIT          Delaware VIP  Select Growth Small Cap    Cap Service
Value           Class         REIT           Service Class Select Growth Service Class Value        Class
Subaccount      Subaccount    Subaccount     Subaccount    Subaccount    Subaccount    Subaccount   Subaccount
-------------------------------------------------------------------------------------------------------------------
 $   204,899     $    40,056   $    254,346   $   186,791   $        --   $        --  $   108,583  $     44,308
    (179,241)        (64,975)      (194,072)     (195,638)     (127,762)      (53,519)    (319,503)     (269,898)
  -----------    -----------   ------------   -----------   -----------   -----------  -----------  ------------
      25,658         (24,919)        60,274        (8,847)     (127,762)      (53,519)    (210,920)     (225,590)
    (283,793)        (66,553)        41,700        27,794    (2,343,738)     (373,864)     (69,369)     (139,992)
          --              --        158,063       122,660            --            --      248,487       136,952
  -----------    -----------   ------------   -----------   -----------   -----------  -----------  ------------
    (283,793)        (66,553)       199,763       150,454    (2,343,738)     (373,864)     179,118        (3,040)
  (2,575,370)       (853,255)      (393,722)     (387,853)   (1,495,714)     (955,962)  (2,610,860)   (1,989,051)
  -----------    -----------   ------------   -----------   -----------   -----------  -----------  ------------

 $(2,833,505)    $  (944,727)  $   (133,685)  $  (246,246)  $(3,967,214)  $(1,383,345) $(2,642,662) $ (2,217,681)
  ===========    ===========   ============   ===========   ===========   ===========  ===========  ============

AFIS
Growth-      AFIS
Income       International
Class 2      Class 2
Subaccount   Subaccount
--------------------------
$  1,529,259  $   569,661
  (1,780,073)    (594,831)
------------  -----------
    (250,814)     (25,170)
  (1,434,468)  (6,813,449)
          --           --
------------  -----------
  (1,434,468)  (6,813,449)
 (24,035,076)     974,931
------------  -----------

$(25,720,358) $(5,863,688)
============  ===========

             Delaware VIP
Delaware VIP Social
Social       Awareness
Awareness    Service Class
Subaccount   Subaccount
--------------------------
$     20,170  $     1,591
     (70,985)     (12,361)
------------  -----------
     (50,815)     (10,770)
    (549,642)     (43,801)
          --           --
------------  -----------
    (549,642)     (43,801)
    (812,000)    (160,289)
------------  -----------

$ (1,412,457) $  (214,860)
============  ===========

Lincoln life Variable Annuity Account N

Year Ended December 31, 2002

                                                                                                  Fidelity
                                                                                                  VIP
                                                         Delaware VIP  Delaware VIP               Contrafund   Fidelity
                                         Delaware VIP    Trend         U.S. Growth   Dreyfus      Service      VIP Equity
                                         Trend           Service Class Service Class Small Cap    Class 2      Income
                                         Subaccount      Subaccount    Subaccount    Subaccount   Subaccount   Subaccount
---------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss):
 . Dividends from investment income      $          --    $        --  $     145     $     1,449  $   2,650    $   528,440
 . Mortality and expense guarantees
   (M&E)                                      (562,016)      (257,567)    (6,067)        (44,786)   (25,609)      (437,335)
                                         -------------    -----------  ---------     -----------  ---------    -----------
NET INVESTMENT INCOME (LOSS)                  (562,016)      (257,567)    (5,922)        (43,337)   (22,959)        91,105
Net Realized Gain (Loss) on Investments:
 . Net realized gain (loss) on
   investments                              (5,584,849)      (606,325)   (18,649)       (682,276)   (34,295)    (1,392,564)
 . Dividends from net realized gains on
   investments                                      --             --         --              --         --        719,266
                                         -------------    -----------  ---------     -----------  ---------    -----------
NET REALIZED GAIN (LOSS) ON INVESTMENTS     (5,584,849)      (606,325)   (18,649)       (682,276)   (34,295)      (673,298)
Net change in unrealized appreciation
 or depreciation on investments             (4,250,969)    (2,628,789)  (124,969)        (12,368)  (160,314)    (5,811,970)
                                         -------------    -----------  ---------     -----------  ---------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                $(10,397,834)   $(3,492,681) $(149,540)    $  (737,981) $(217,568)   $(6,394,163)
                                         =============    ===========  =========     ===========  =========    ===========


                                         Liberty         Liberty                                               LN Global
                                         Colonial        Colonial      LN Aggressive              LN Capital   Asset
                                         Newport Tiger   US Stock      Growth        LN Bond      Appreciation Allocation
                                         Subaccount      Subaccount    Subaccount    Subaccount   Subaccount   Subaccount
---------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss):
 . Dividends from investment income      $      52,557.   $    40,952  $      --     $ 8,942,233  $      --    $     3,309
 . Mortality and expense guarantees            (73,173)
   (M&E)                                                      (61,807)    (1,117)     (2,229,327)    (3,337)        (2,561)
                                         -------------    -----------  ---------     -----------  ---------    -----------
NET INVESTMENT INCOME (LOSS)                   (20,616)       (20,855)    (1,117)      6,712,906     (3,337)           748
Net Realized Gain (Loss) on Investments:
 . Net realized gain (loss) on              (1,187,680)
   investments                                               (754,958)    (2,643)        483,672     (6,843)        (1,209)
 . Dividends from net realized gains on             --.
   investments                                                     --         --          10,093         --             --
                                         -------------    -----------  ---------     -----------  ---------    -----------
NET REALIZED GAIN (LOSS) ON INVESTMENTS     (1,187,680)      (754,958)    (2,643)        493,765     (6,843)        (1,209)
Net change in unrealized appreciation
 or depreciation on investments                640,819       (416,592)   (14,098)      6,039,414    (64,145)       (14,928)
                                         -------------    -----------  ---------     -----------  ---------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS               $    (567,477)   $(1,192,405) $ (17,858)    $13,246,085  $ (74,325)   $   (15,389)
                                         =============    ===========  =========     ===========  =========    ===========




See accompanying notes.

                                                            Fidelity VIP                                Janus
Fidelity VIP                                                Growth                                      Aspen Series
Equity                        Fidelity VIP    Fidelity VIP  Opportunities               Fidelity VIP    Aggressive
Income          Fidelity VIP  Growth          Growth        Service       Fidelity VIP  Overseas        Growth
Service Class 2 Growth        Service Class 2 Opportunities Class 2       Overseas      Service Class 2 Service Class
Subaccount      Subaccount    Subaccount      Subaccount    Subaccount    Subaccount    Subaccount      Subaccount
----------------------------------------------------------------------------------------------------------------------
 $    92,955..  $    101,025  $     8,594      $   148,821   $     5,005   $    57,836  $    23,154      $        --
    (139,438).      (511,842)    (109,023)        (171,321)       (9,587)      (96,250)    (103,704)          (4,969)
  -----------   ------------  -----------      -----------   -----------   -----------  -----------      -----------
     (46,483).      (410,817)    (100,429)         (22,500)       (4,582)      (38,414)     (80,550)          (4,969)
    (252,087).    (9,113,790)  (1,359,421)      (2,624,455)      (67,476)   (2,234,960)   2,498,596           (9,538)
     133,964..            --           --               --            --            --           --               --
  -----------   ------------  -----------      -----------   -----------   -----------  -----------      -----------
    (118,123).    (9,113,790)  (1,359,421)      (2,624,455)      (67,476)   (2,234,960)   2,498,596           (9,538)
  (1,623,512).    (4,793,775)  (1,126,576)        (670,443)      (88,711)      732,460     (107,589)         (72,586)
  -----------   ------------  -----------      -----------   -----------   -----------  -----------      -----------
 $(1,788,118)   $(14,318,382) $(2,586,426)     $(3,317,398)  $  (160,769)  $(1,540,914)  $2,310,457      $   (87,093)
  ===========   ============  ===========      ===========   ===========   ===========  ===========      ===========

                                              MFS                         MFS
                                              Capital       MFS           Emerging                      MFS
LN              LN            LN Social       Opportunities Emerging      Growth                        Research
International   Money Market  Awareness       Service Class Growth        Service Class MFS Research    Service Class
Subaccount      Subaccount    Subaccount      Subaccount    Subaccount    Subaccount    Subaccount      Subaccount
----------------------------------------------------------------------------------------------------------------------
 $    29,727..  $  2,327,047  $     3,550      $        --   $        --   $        --  $    29,887      $     4,841
     (31,804).    (2,639,570)      (3,511)          (9,156)     (220,983)      (59,449)    (148,908)         (71,137)
  -----------   ------------  -----------      -----------   -----------   -----------  -----------      -----------
      (2,077).      (312,523)          39           (9,156)     (220,983)      (59,449)    (119,021)         (66,296)
     750,572..            --      (25,208)         (74,800)   (7,675,552)   (3,274,973)  (2,266,883)        (866,086)
          --              --           --               --            --            --           --               --
  -----------   ------------  -----------      -----------   -----------   -----------  -----------      -----------
     750,572..            --      (25,208)         (74,800)   (7,675,552)   (3,274,973)  (2,266,883)        (866,086)
     (11,591).            --      (27,882)        (151,162)      479,268     1,777,781     (904,877)        (471,300)
  -----------   ------------  -----------      -----------   -----------   -----------  -----------      -----------
 $   736,904..  $   (312,523) $   (53,051)     $  (235,118)  $(7,417,267)  $(1,556,641) $(3,290,781)     $(1,403,682)
  ===========   ============  ===========      ===========   ===========   ===========  ===========      ===========

              Janus
Janus         Aspen Series
Aspen Series  Worldwide
Balanced      Growth
Service Class Service Class
Subaccount    Subaccount
---------------------------
 $   119,293   $    10,728
     (52,845)      (19,686)
 -----------   -----------
      66,448        (8,958)
     (14,697)     (127,920)
          --            --
 -----------   -----------
     (14,697)     (127,920)
    (313,766)      (71,326)
 -----------   -----------
 $  (262,015)  $  (208,204)
 ===========   ===========

              MFS
              Total
MFS           Return
Total Return  Service Class
Subaccount    Subaccount
---------------------------
 $   761,820   $   362,101
    (647,573)     (423,195)
 -----------   -----------
     114,247       (61,094)
    (304,575)     (247,857)
     604,000       297,086
 -----------   -----------
     299,425        49,229
  (3,589,517)   (1,862,228)
 -----------   -----------
 $(3,175,845)  $(1,874,093)
 ===========   ===========

Lincoln Life Variable Annuity Account N

Year Ended December 31, 2002

                                                                                           OCC
                                                       MFS           NB AMT                Accumulation OCC
                                         MFS           Utilities     Mid-Cap    NB AMT     Global       Accumulation
                                         Utilities     Service Class Growth     Regency    Equity       Managed
                                         Subaccount    Subaccount    Subaccount Subaccount Subaccount   Subaccount
--------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss):
 . Dividends from investment income      $   782,678    $   218,839  $      --  $     358   $  16,696    $  99,779
 . Mortality and expense guarantees
   (M&E)                                    (393,218)      (141,929)   (33,860)   (13,021)    (42,921)     (67,634)
                                         -----------    -----------  ---------  ---------   ---------    ---------
NET INVESTMENT INCOME (LOSS)                 389,460         76,910    (33,860)   (12,663)    (26,225)      32,145
Net Realized Gain (Loss) on Investments:
 . Net realized gain (loss) on
   investments                            (7,720,462)    (2,233,717)   (25,749)    (9,232)   (388,603)    (198,643)
 . Dividends from net realized gains on           --.           --.         --         --          --.
   investments                                                                                                  --
                                         -----------    -----------  ---------  ---------   ---------    ---------
NET REALIZED GAIN (LOSS) ON INVESTMENTS   (7,720,462)    (2,233,717)   (25,749)    (9,232)   (388,603)    (198,643)
Net change in unrealized appreciation
 or depreciation on investments           (1,795,369)      (369,805)  (455,094)   (87,167)   (235,232)    (813,592)
                                         -----------    -----------  ---------  ---------   ---------    ---------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS               $(9,126,371)   $(2,526,612) $(514,703) $(109,062)  $(650,060)   $(980,090)
                                         ===========    ===========  =========  =========   =========    =========



See accompanying notes.

Putnam      Putnam     Scudder                  Scudder                             Franklin
VT Growth   VT Health  SVS         Scudder SVS  VIT EAFE   Scudder VIT   Scudder    Mutual Shares Franklin
and Income  Sciences   Government  Small Cap    Equity     Equity 500    VIT Small  Securities    Small Cap
Class IB    Class IB   Securities  Growth       Index      Index         Cap Index  Class 2       Class 2
Subaccount  Subaccount Subaccount  Subaccount   Subaccount Subaccount    Subaccount Subaccount    Subaccount
---------------------------------------------------------------------------------------------------------------
$  10,280   $      --  $  640,951  $        --   $ 6,489   $    557,635  $   9,716   $   256,466  $    42,679
  (12,480)    (14,227)   (263,841)     (31,589)   (4,164)      (819,559)   (10,102)     (416,945)    (255,562)
---------   ---------  ----------  -----------   -------   ------------  ---------   -----------  -----------
   (2,200)    (14,227)    377,110      (31,589)    2,325       (261,924)      (386)     (160,479)    (212,883)
  (57,196)    (24,043)    212,408   (1,139,587)    4,404     (7,421,944)   (42,521)     (654,554)  (1,173,841)
       --.         --          --           --        --             --        729       635,902           --
---------   ---------  ----------  -----------   -------   ------------  ---------   -----------  -----------
  (57,196)    (24,043)    212,408   (1,139,587)    4,404     (7,421,944)   (41,792)      (18,652)  (1,173,841)
 (109,921)   (150,007)    592,271      137,833    (9,383)    (8,242,094)  (133,037)   (4,031,894)  (4,743,948)
---------   ---------  ----------  -----------   -------   ------------  ---------   -----------  -----------
$(169,317)  $(188,277) $1,181,789  $(1,033,343)  $(2,654)  $(15,925,962) $(175,215)  $(4,211,025) $(6,130,672)
=========   =========  ==========  ===========   =======   ============  =========   ===========  ===========

Templeton  Templeton
Foreign    Growth
Securities Securities
Class 2    Class 2
Subaccount Subaccount
-----------------------
$ 197,991  $   183,082
 (129,386)    (109,623)
---------  -----------
   68,605       73,459
  219,531   (1,611,593)
       --      180,020
---------  -----------
  219,531   (1,431,573)
 (179,766)     (89,195)
---------  -----------
$ 108,370  $(1,447,309)
=========  ===========

Lincoln Life Variable Annuity Account N

Statements of changes in net assets

For the Years Ended December 31, 2001 and 2002

                                                                         AIM V.I.                     AIM V.I.     AIM V.I.
                                                                         Capital       AIM V.I.       Growth       International
                                                                         Appreciation  Growth         Class II     Growth
                                                                         Subaccount    Subaccount     Subaccount   Subaccount
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2001                                            $ 11,953,523  $  37,647,207  $        --  $  19,172,338
Changes From Operations:
.. Net investment income (loss)                                              1,130,338       (363,062)          (9)      (185,782)
.. Net realized gain (loss) on investments                                    (646,205)    (2,885,569)          --     (9,825,160)
.. Net change in unrealized appreciation or depreciation on investments     (4,254,483)   (10,611,576)       2,032      5,523,178
                                                                         ------------  -------------  -----------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            (3,770,350)   (13,860,207)       2,023     (4,487,764)
Changes From Unit Transactions:
 Accumulation Units:
  . Contract purchases                                                     11,583,031     10,584,637       69,143     96,425,545
  . Terminated contracts and transfers to annuity reserves                 (2,987,238)    (6,792,937)         (16)   (95,887,251)
                                                                         ------------  -------------  -----------  -------------
                                                                            8,595,793      3,791,700       69,127        538,294
 Annuity Reserves:
  . Transfer from accumulation units and between subaccounts                   (1,196)       (17,762)          --         (1,308)
  . Annuity Payments                                                               --         (1,010)          --             --
  . Receipt (reimbursement) of mortality guarantee adjustments                     --              1           --             --
                                                                         ------------  -------------  -----------  -------------
                                                                               (1,196)       (18,771)          --         (1,308)
                                                                         ------------  -------------  -----------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS      8,594,597      3,772,929       69,127        536,986
                                                                         ------------  -------------  -----------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     4,824,247    (10,087,278)      71,150     (3,950,778)
                                                                         ------------  -------------  -----------  -------------
NET ASSETS AT DECEMBER 31, 2001                                            16,777,770     27,559,929       71,150     15,221,560
Changes From Operations:
  . Net investment income (loss)                                             (196,378)      (291,752)     (11,285)      (135,573)
  . Net realized gain (loss) on investments                                (2,746,462)    (7,228,444)    (296,486)       573,515
  . Net change in unrealized appreciation or depreciation on investments   (1,204,826)      (794,137)     (20,449)       139,154
                                                                         ------------  -------------  -----------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            (4,147,666)    (8,314,333)    (328,220)       577,096
Changes From Unit Transactions:
 Accumulation Units:
  . Contract purchases                                                      2,802,289      2,527,043    1,791,284    422,170,613
  . Terminated contracts and transfers to annuity reserves                 (5,118,208)    (7,304,557)    (244,452)  (428,046,203)
                                                                         ------------  -------------  -----------  -------------
                                                                           (2,315,919)    (4,777,514)   1,546,832     (5,875,590)
 Annuity Reserves:
  . Transfer from accumulation units and between subaccounts                       --         17,437           --             --
  . Annuity Payments                                                               --         (1,649)          --             --
  . Receipt (reimbursement) of mortality guarantee adjustments                     --            (66)          --             --
                                                                         ------------  -------------  -----------  -------------
                                                                                   --         15,722           --             --
                                                                         ------------  -------------  -----------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS     (2,315,919)    (4,761,792)   1,546,832     (5,875,590)
                                                                         ------------  -------------  -----------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    (6,463,585)   (13,076,125)   1,218,612     (5,298,494)
                                                                         ------------  -------------  -----------  -------------
NET ASSETS AT DECEMBER 31, 2002                                          $ 10,314,185  $  14,483,804  $ 1,289,762  $   9,923,066
                                                                         ============  =============  ===========  =============

                                                                         AFIS          AFIS                        Delaware VIP
                                                                         Growth-Income International  Delaware VIP Emerging
                                                                         Class 2       Class 2        Devon        Markets
                                                                         Subaccount    Subaccount     Subaccount   Subaccount
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2001                                            $ 18,856,154  $  18,811,842  $ 5,488,301  $   1,795,144
Changes From Operations:
.. Net investment income (loss)                                                145,147       (156,902)     (30,471)       (19,354)
.. Net realized gain (loss) on investments                                   4,779,487     (7,154,685)    (278,616)      (137,291)
.. Net change in unrealized appreciation or depreciation on investments     (4,281,955)     2,008,033     (196,376)       167,920
                                                                         ------------  -------------  -----------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               642,679     (5,303,554)    (505,463)        11,275
Changes From Unit Transactions:
 Accumulation Units:
  . Contract purchases                                                     72,367,894     95,833,371      216,257      1,161,658
  . Terminated contracts and transfers to annuity reserves                 (8,717,579)   (77,182,899)  (1,189,917)      (992,414)
                                                                         ------------  -------------  -----------  -------------
                                                                           63,650,315     18,650,472     (973,660)       169,244
 Annuity Reserves:
  . Transfer from accumulation units and between subaccounts                   (2,138)       (32,045)          --             --
  . Annuity Payments                                                               --         (2,697)      (1,982)            --
  . Receipt (reimbursement) of mortality guarantee adjustments                     --             --           36             --
                                                                         ------------  -------------  -----------  -------------
                                                                               (2,138)       (34,742)      (1,946)            --
                                                                         ------------  -------------  -----------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS     63,648,177     18,615,730     (975,606)       169,244
                                                                         ------------  -------------  -----------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    64,290,856     13,312,176   (1,481,069)       180,519
                                                                         ------------  -------------  -----------  -------------
NET ASSETS AT DECEMBER 31, 2001                                            83,147,010     32,124,018    4,007,232      1,975,663
Changes From Operations:
.. Net investment income (loss)                                               (250,814)       (25,170)     (12,871)        26,247
.. Net realized gain (loss) on investments                                  (1,434,468)    (6,813,449)    (433,228)       (77,694)
.. Net change in unrealized appreciation or depreciation on investments    (24,035,076)       974,931     (391,175)         7,081
                                                                         ------------  -------------  -----------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS           (25,720,358)    (5,863,688)    (837,274)       (44,366)
Changes From Unit Transactions:
 Accumulation Units:
  . Contract purchases                                                    118,325,486    252,225,838       43,006      2,183,369
  . Terminated contracts and transfers to annuity reserves                (27,200,061)  (236,549,957)    (887,613)    (1,183,750)
                                                                         ------------  -------------  -----------  -------------
                                                                           91,125,425     15,675,881     (844,607)       999,619
 Annuity Reserves:
  . Transfer from accumulation units and between subaccounts                  205,559          7,104           --         12,145
  . Annuity Payments                                                          (10,130)          (323)      (1,606)          (315)
  . Receipt (reimbursement) of mortality guarantee adjustments                   (426)            --           27             50
                                                                         ------------  -------------  -----------  -------------
                                                                              195,003          6,781       (1,579)        11,880
                                                                         ------------  -------------  -----------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS     91,320,428     15,682,662     (846,186)     1,011,499
                                                                         ------------  -------------  -----------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    65,600,070      9,818,974   (1,683,460)       967,133
                                                                         ------------  -------------  -----------  -------------
NET ASSETS AT DECEMBER 31, 2002                                          $148,747,080  $  41,942,992  $ 2,323,772  $   2,942,796
                                                                         ============  =============  ===========  =============

See accompanying notes.

AIM V.I.                        AIM V.I.                      AVPSF          AVPSF           AVPSF         AVPSF
International    AIM V.I.       Premier Equity AVPSF          Growth and     Premier Growth  Small Cap     Technology
Growth Class II  Premier Equity Class II       Growth Class B Income Class B Class B         Value Class B Class B
Subaccount       Subaccount     Subaccount     Subaccount     Subaccount     Subaccount      Subaccount    Subaccount
-------------------------------------------------------------------------------------------------------------------------
 $          --    $ 76,493,187   $        --    $ 3,364,278    $ 12,825,727    $12,659,997    $        --   $16,377,050
            (8)    (1,012,898)          (111)       (62,958)       (327,442)      (286,074)          (257)     (247,128)
           598       (354,351)         3,670        593,179       1,164,019        614,342            445      (328,280)
           691    (10,398,467)         1,995     (1,754,961)     (1,909,905)    (4,079,263)         8,988    (4,877,210)
 -------------    ------------   -----------    -----------    ------------    -----------    -----------   -----------
         1,281    (11,765,716)         5,554     (1,224,740)     (1,073,328)    (3,750,995)         9,176    (5,452,618)
        25,330     30,747,141        377,515      5,130,800      51,143,345     18,908,163        214,249    11,804,581
            --    (16,360,365)           (17)      (607,490)     (7,465,819)    (3,340,915)        (9,852)   (4,361,840)
 -------------    ------------   -----------    -----------    ------------    -----------    -----------   -----------
        25,330     14,386,776        377,498      4,523,310      43,677,526     15,567,248        204,397     7,442,741
            --         (1,478)            --         (1,216)         53,381        (31,090)            --       (18,178)
            --         (3,181)            --             --          (1,407)        (2,672)            --        (2,204)
            --              7             --             --             (31)            --             --             1
 -------------    ------------   -----------    -----------    ------------    -----------    -----------   -----------
            --         (4,652)            --         (1,216)         51,943        (33,762)            --       (20,381)
 -------------    ------------   -----------    -----------    ------------    -----------    -----------   -----------
        25,330     14,382,124        377,498      4,522,094      43,729,469     15,533,486        204,397     7,422,360
 -------------    ------------   -----------    -----------    ------------    -----------    -----------   -----------
        26,611      2,616,408        383,052      3,297,354      42,656,141     11,782,491        213,573     1,969,742
 -------------    ------------   -----------    -----------    ------------    -----------    -----------   -----------
        26,611     79,109,595        383,052      6,661,632      55,481,868     24,442,488        213,573    18,346,792
        17,970       (681,091)       (23,415)       (82,498)       (590,123)      (313,050)       (23,836)     (188,291)
     3,539,494    (12,678,779)      (126,669)    (1,091,563)     (1,066,591)    (2,894,091)      (119,711)   (5,258,448)
         2,584    (10,441,407)      (739,541)      (835,175)    (15,542,600)    (5,054,002)      (130,664)   (2,130,991)
 -------------    ------------   -----------    -----------    ------------    -----------    -----------   -----------
     3,560,048    (23,801,277)      (889,625)    (2,009,236)    (17,199,314)    (8,261,143)      (274,211)   (7,577,730)
   514,126,892     10,540,467      5,661,294      1,788,811      43,502,869     10,039,423      5,158,656     3,712,372
  (516,760,608)   (25,213,080)      (799,105)    (2,183,225)    (20,550,503)    (7,695,045)    (1,522,141)   (5,414,597)
 -------------    ------------   -----------    -----------    ------------    -----------    -----------   -----------
    (2,633,716)   (14,672,613)     4,862,189       (394,414)     22,952,366      2,344,378      3,636,515    (1,702,225)
            --             --             --             --          17,086             --             --        (1,831)
            --         (2,380)            --             --          (5,691)            --             --           (73)
            --             (4)            --             --              (9)            --             --            --
 -------------    ------------   -----------    -----------    ------------    -----------    -----------   -----------
            --         (2,384)            --             --          11,386             --             --        (1,904)
 -------------    ------------   -----------    -----------    ------------    -----------    -----------   -----------
    (2,633,716)   (14,674,997)     4,862,189       (394,414)     22,963,752      2,344,378      3,636,515    (1,704,129)
 -------------    ------------   -----------    -----------    ------------    -----------    -----------   -----------
       926,332    (38,476,274)     3,972,564     (2,403,650)      5,764,438     (5,916,765)     3,362,304    (9,281,859)
 -------------    ------------   -----------    -----------    ------------    -----------    -----------   -----------
 $     952,943   $ 40,633,321    $ 4,355,616    $ 4,257,982    $ 61,246,306    $18,525,723    $ 3,575,877   $ 9,064,933
 =============    ============   ===========    ===========    ============    ===========    ===========   ===========

Delaware VIP                    Delaware VIP   Delaware VIP   Delaware VIP   Delaware VIP                  Delaware VIP
Emerging         Delaware VIP   High Yield     International  Large Cap      Large Cap Value Delaware VIP  REIT
Markets Service  High Yield     Service Class  Equity         Value          Service Class   REIT          Service Class
Class Subaccount Subaccount     Subaccount     Subaccount     Subaccount     Subaccount      Subaccount    Subaccount
-------------------------------------------------------------------------------------------------------------------------
 $      37,877    $  7,594,639   $   841,223    $ 2,385,497    $ 12,073,597    $   410,103    $ 3,720,865   $ 1,539,734
        (4,724)        702,477       143,586         30,239        (163,793)       (25,215)        (2,098)      (11,972)
       (15,751)       (591,525)      (85,341)        82,739          13,056        (26,899)       121,404        32,319
         5,823        (692,336)     (262,531)      (445,040)       (547,647)       (39,057)       343,780       247,019
 -------------    ------------   -----------    -----------    ------------    -----------    -----------   -----------
       (14,652)       (581,384)     (204,286)      (332,062)       (698,384)       (91,171)       463,086       267,366
       936,642       4,807,246     5,965,607        180,984       5,650,931      2,876,051      6,241,251     4,892,002
      (416,504)     (2,749,853)   (1,241,528)      (537,770)     (2,206,316)      (468,007)    (2,038,163)   (1,125,830)
 -------------    ------------   -----------    -----------    ------------    -----------    -----------   -----------
       520,138       2,057,393     4,724,079       (356,786)      3,444,615      2,408,044      4,203,088     3,766,172
          (857)             --          (853)            --              --         (1,105)        39,941        (1,167)
            --            (652)           --             --          (5,165)            --         (7,058)           --
            --             126            --             --             369             --             63            --
 -------------    ------------   -----------    -----------    ------------    -----------    -----------   -----------
          (857)           (526)         (853)            --          (4,796)        (1,105)        32,946        (1,167)
 -------------    ------------   -----------    -----------    ------------    -----------    -----------   -----------
       519,281       2,056,867     4,723,226       (356,786)      3,439,819      2,406,939      4,236,034     3,765,005
 -------------    ------------   -----------    -----------    ------------    -----------    -----------   -----------
       504,629       1,475,483     4,518,940       (688,848)      2,741,435      2,315,768      4,699,120     4,032,371
 -------------    ------------   -----------    -----------    ------------    -----------    -----------   -----------
       542,506       9,070,122     5,360,163      1,696,649      14,815,032      2,725,871      8,419,985     5,572,105
        10,515         799,515       541,669         13,736          25,658        (24,919)        60,274        (8,847)
        16,083      (1,820,141)     (479,710)       (52,470)       (283,793)       (66,553)       199,763       150,454
       (31,460)      1,090,474       100,583       (160,255)     (2,575,370)      (853,255)      (393,722)     (387,853)
 -------------    ------------   -----------    -----------    ------------    -----------    -----------   -----------
        (4,862)         69,848       162,542       (198,989)     (2,833,505)      (944,727)      (133,685)     (246,246)
     4,884,240       9,910,495    12,860,233        408,894       2,391,106      4,229,826     15,082,563    21,457,443
    (4,846,066)     (6,134,320)   (5,966,745)      (530,118)     (3,558,032)      (820,392)    (5,265,318)   (8,012,203)
 -------------    ------------   -----------    -----------    ------------    -----------    -----------   -----------
        38,174       3,776,175     6,893,488       (121,224)     (1,166,926)     3,409,434      9,817,245    13,445,240
          (886)          5,954          (844)           (55)             --         18,426         10,656        (1,167)
            --            (894)           --              1          (4,574)        (1,651)        (9,560)           --
            --             140            --             --             294             --           (189)           --
 -------------    ------------   -----------    -----------    ------------    -----------    -----------   -----------
          (886)          5,200          (844)           (54)         (4,280)        16,775            907        (1,167)
 -------------    ------------   -----------    -----------    ------------    -----------    -----------   -----------
        37,288       3,781,375     6,892,644       (121,278)     (1,171,206)     3,426,209      9,818,152    13,444,073
 -------------    ------------   -----------    -----------    ------------    -----------    -----------   -----------
        32,426       3,851,223     7,055,186       (320,267)     (4,004,711)     2,481,482      9,684,467    13,197,827
 -------------    ------------   -----------    -----------    ------------    -----------    -----------   -----------
 $     574,932    $ 12,921,345   $12,415,349    $ 1,376,382    $ 10,810,321    $ 5,207,353    $18,104,452   $18,769,932
 =============    ============   ===========    ===========    ============    ===========    ===========   ===========

AFIS             AFIS
Global Small Cap Growth
Class 2          Class 2
Subaccount       Subaccount
------------------------------
  $  7,934,888   $ 40,355,524
       (53,161)      (646,783)
        (4,949)    16,303,510
    (1,092,443)   (27,282,959)
  ------------   ------------
    (1,150,553)   (11,626,232)
     6,027,184     72,325,669
    (2,165,179)    (9,746,666)
  ------------   ------------
     3,862,005     62,579,003
        (1,382)        40,144
            --         (7,873)
            --             10
  ------------   ------------
        (1,382)        32,281
  ------------   ------------
     3,860,623     62,611,284
  ------------   ------------
     2,710,070     50,985,052
  ------------   ------------
    10,644,958     91,340,576
       (96,204)    (1,542,884)
    (4,066,333)    (6,541,124)
     1,424,165    (23,361,943)
  ------------   ------------
    (2,738,372)   (31,445,951)
    48,252,489     88,182,406
   (43,440,725)   (29,273,933)
  ------------   ------------
     4,811,764     58,908,473
            --         16,755
            --         (9,465)
            --            (12)
  ------------   ------------
            --          7,278
  ------------   ------------
     4,811,764     58,915,751
  ------------   ------------
     2,073,392     27,469,800
  ------------   ------------
  $ 12,718,350   $118,810,376
  ============   ============

                 Delaware VIP
Delaware VIP     Select Growth
Select Growth    Service Class
Subaccount       Subaccount
------------------------------
  $ 10,464,489   $  1,977,561
      (149,772)       (45,678)
      (876,943)      (196,684)
    (1,940,970)      (427,698)
  ------------   ------------
    (2,967,685)      (670,060)
     6,798,631      3,106,207
    (2,399,691)      (647,055)
  ------------   ------------
     4,398,940      2,459,152
       (19,522)          (560)
        (1,854)            --
            --             --
  ------------   ------------
       (21,376)          (560)
  ------------   ------------
     4,377,564      2,458,592
  ------------   ------------
     1,409,879      1,788,532
  ------------   ------------
    11,874,368      3,766,093
      (127,762)       (53,519)
    (2,343,738)      (373,864)
    (1,495,714)      (955,962)
  ------------   ------------
    (3,967,214)    (1,383,345)
     1,524,837      1,069,723
    (2,950,829)      (804,796)
  ------------   ------------
    (1,425,992)       264,927
            --           (388)
            --             --
            --             --
  ------------   ------------
            --           (388)
  ------------   ------------
    (1,425,992)       264,539
  ------------   ------------
    (5,393,206)    (1,118,806)
  ------------   ------------
  $  6,481,162   $  2,647,287
  ============   ============

Lincoln Life Variable Annuity Account N

For the Years Ended December 31, 2001 and 2002

                                                                        Delaware VIP         Delaware VIP
                                                                        Small Cap            Small Cap     Delaware VIP
                                                                        Value                Service Class Social Awareness
                                                                        Subaccount           Subaccount    Subaccount
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2001                                              $  7,168,513       $ 1,243,488   $   7,581,429
Changes From Operations:
 . Net investment income (loss)                                                 (67,068)          (46,203)        (77,372)
 . Net realized gain (loss) on investments                                      122,539             4,534         317,797
 . Net change in unrealized appreciation or depreciation on investments       1,177,050           534,253      (1,054,260)
                                                                            ============      -----------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               1,232,521           492,584        (813,835)
Changes From Unit Transactions:
 Accumulation Units:
 . Contract purchases                                                        11,393,825         7,179,412         947,852
 . Terminated contracts and transfers to annuity reserves                    (3,039,948)         (913,796)     (1,708,409)
                                                                            ------------      -----------   -------------
                                                                              8,353,877         6,265,616        (760,557)
 Annuity Reserves:
   . Transfer from accumulation units and between subaccounts                        --            (1,261)             --
   . Annuity Payments                                                                --                --              --
   . Receipt (reimbursement) of mortality guarantee adjustments                      --                --              --
                                                                            ------------      -----------   -------------
                                                                                     --            (1,261)             --
                                                                            ------------      -----------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS        8,353,877         6,264,355        (760,557)
                                                                            ------------      -----------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       9,586,398         6,756,939      (1,574,392)
                                                                            ------------      -----------   -------------
NET ASSETS AT DECEMBER 31, 2001                                              16,754,911         8,000,427       6,007,037
Changes From Operations:
 . Net investment income (loss)                                                (210,920)         (225,590)        (50,815)
 . Net realized gain (loss) on investments                                      179,118            (3,040)       (549,642)
 . Net change in unrealized appreciation or depreciation on investments      (2,610,860)       (1,989,051)       (812,000)
                                                                            ------------      -----------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              (2,642,662)       (2,217,681)     (1,412,457)
Changes From Unit Transactions:
 Accumulation Units:
   . Contract purchases                                                      17,978,705        24,666,185         965,979
   . Terminated contracts and transfers to annuity reserves                 (10,066,680)       (5,949,514)     (1,416,661)
                                                                            ------------      -----------   -------------
                                                                              7,912,025        18,716,671        (450,682)
 Annuity Reserves:
   . Transfer from accumulation units and between subaccounts                    36,473            (1,233)             --
   . Annuity Payments                                                            (1,189)               --              --
   . Receipt (reimbursement) of mortality guarantee adjustments                    (146)               --              --
                                                                            ------------      -----------   -------------
                                                                                 35,138            (1,233)             --
                                                                            ------------      -----------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS        7,947,163        18,715,438        (450,682)
                                                                            ------------      -----------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       5,304,501        16,497,757      (1,863,139)
                                                                            ------------      -----------   -------------
NET ASSETS AT DECEMBER 31, 2002                                            $ 22,059,412       $24,498,184   $   4,143,898
                                                                            ============      ===========   =============

                                                                        Fidelity VIP                       Fidelity VIP
                                                                        Growth Opportunities Fidelity VIP  Overseas
                                                                        Service Class 2      Overseas      Service Class 2
                                                                        Subaccount           Subaccount    Subaccount
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2001                                              $    425,315       $12,037,869   $   2,843,032
Changes From Operations:
 . Net investment income (loss)                                                  (7,670)          428,180          90,398
 . Net realized gain (loss) on investments                                      (10,544)       (1,877,299)       (772,183)
 . Net change in unrealized appreciation or depreciation on investments         (62,343)       (1,104,753)        142,746
                                                                            ============      -----------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 (80,557)       (2,553,872)       (539,039)
Changes From Unit Transactions:
 Accumulation Units:
 . Contract purchases                                                           572,788         5,209,492      47,200,689
 . Terminated contracts and transfers to annuity reserves                      (254,907)       (6,560,081)    (46,386,253)
                                                                            ------------      -----------   -------------
                                                                                317,881        (1,350,589)        814,436
 Annuity Reserves:
   . Transfer from accumulation units and between subaccounts                      (720)               --            (706)
   . Annuity Payments                                                                --           (29,975)             --
   . Receipt (reimbursement) of mortality guarantee adjustments                      --             8,218              --
                                                                            ------------      -----------   -------------
                                                                                   (720)          (21,757)           (706)
                                                                            ------------      -----------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS          317,161        (1,372,346)        813,730
                                                                            ------------      -----------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         236,604        (3,926,218)        274,691
                                                                            ------------      -----------   -------------
NET ASSETS AT DECEMBER 31, 2001                                                 661,919         8,111,651       3,117,723
Changes From Operations:
 . Net investment income (loss)                                                  (4,582)          (38,414)        (80,550)
 . Net realized gain (loss) on investments                                      (67,476)       (2,234,960)      2,498,596
 . Net change in unrealized appreciation or depreciation on investments         (88,711)          732,460        (107,589)
                                                                            ------------      -----------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                (160,769)       (1,540,914)      2,310,457
Changes From Unit Transactions:
 Accumulation Units:
   . Contract purchases                                                         118,422         3,671,737     374,640,686
   . Terminated contracts and transfers to annuity reserves                    (148,435)       (5,065,605)   (376,814,494)
                                                                            ------------      -----------   -------------
                                                                                (30,013)       (1,393,868)     (2,173,808)
 Annuity Reserves:
   . Transfer from accumulation units and between subaccounts                      (567)               --            (535)
   . Annuity Payments                                                                --           (23,860)             --
   . Receipt (reimbursement) of mortality guarantee adjustments                      --             6,890              --
                                                                            ------------      -----------   -------------
                                                                                   (567)          (16,970)           (535)
                                                                            ------------      -----------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS          (30,580)       (1,410,838)     (2,174,343)
                                                                            ------------      -----------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        (191,349)       (2,951,752)        136,114
                                                                            ------------      -----------   -------------
NET ASSETS AT DECEMBER 31, 2002                                            $    470,570       $ 5,159,899   $   3,253,837
                                                                            ============      ===========   =============

                                                                        Delaware VIP
                                                                        Social Awareness
                                                                        Service Class
                                                                        Subaccount
-----------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2001                                               $ 285,683
Changes From Operations:
 . Net investment income (loss)                                                (9,241)
 . Net realized gain (loss) on investments                                     27,684
 . Net change in unrealized appreciation or depreciation on investments       (82,895)
                                                                            ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               (64,452)
Changes From Unit Transactions:
 Accumulation Units:
 . Contract purchases                                                         659,930
 . Terminated contracts and transfers to annuity reserves                     (27,061)
                                                                            ---------
                                                                              632,869
 Annuity Reserves:
   . Transfer from accumulation units and between subaccounts                    (785)
   . Annuity Payments                                                              --
   . Receipt (reimbursement) of mortality guarantee adjustments                    --
                                                                            ---------
                                                                                 (785)
                                                                            ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS        632,084
                                                                            ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       567,632
                                                                            ---------
NET ASSETS AT DECEMBER 31, 2001                                               853,315
Changes From Operations:
 . Net investment income (loss)                                               (10,770)
 . Net realized gain (loss) on investments                                    (43,801)
 . Net change in unrealized appreciation or depreciation on investments      (160,289)
                                                                            ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              (214,860)
Changes From Unit Transactions:
 Accumulation Units:
   . Contract purchases                                                       111,371
   . Terminated contracts and transfers to annuity reserves                  (135,201)
                                                                            ---------
                                                                              (23,830)
 Annuity Reserves:
   . Transfer from accumulation units and between subaccounts                    (610)
   . Annuity Payments                                                              --
   . Receipt (reimbursement) of mortality guarantee adjustments                    --
                                                                            ---------
                                                                                 (610)
                                                                            ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS        (24,440)
                                                                            ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      (239,300)
                                                                            ---------
NET ASSETS AT DECEMBER 31, 2002                                             $ 614,015
                                                                            =========

                                                                        Janus Aspen
                                                                        Series Aggressive
                                                                        Growth Service
                                                                        Class Subaccount
-----------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2001                                               $      --
Changes From Operations:
 . Net investment income (loss)                                                   (95)
 . Net realized gain (loss) on investments                                         --
 . Net change in unrealized appreciation or depreciation on investments         2,353
                                                                            ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 2,258
Changes From Unit Transactions:
 Accumulation Units:
 . Contract purchases                                                          52,851
 . Terminated contracts and transfers to annuity reserves                          --
                                                                            ---------
                                                                               52,851
 Annuity Reserves:
   . Transfer from accumulation units and between subaccounts                      --
   . Annuity Payments                                                              --
   . Receipt (reimbursement) of mortality guarantee adjustments                    --
                                                                            ---------
                                                                                   --
                                                                            ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS         52,851
                                                                            ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        55,109
                                                                            ---------
NET ASSETS AT DECEMBER 31, 2001                                                55,109
Changes From Operations:
 . Net investment income (loss)                                                (4,969)
 . Net realized gain (loss) on investments                                     (9,538)
 . Net change in unrealized appreciation or depreciation on investments       (72,586)
                                                                            ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               (87,093)
Changes From Unit Transactions:
 Accumulation Units:
   . Contract purchases                                                       559,568
   . Terminated contracts and transfers to annuity reserves                   (51,719)
                                                                            ---------
                                                                              507,849
 Annuity Reserves:
   . Transfer from accumulation units and between subaccounts                      --
   . Annuity Payments                                                              --
   . Receipt (reimbursement) of mortality guarantee adjustments                    --
                                                                            ---------
                                                                                   --
                                                                            ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS        507,849
                                                                            ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       420,756
                                                                            ---------
NET ASSETS AT DECEMBER 31, 2002                                             $ 475,865
                                                                            =========

See accompanying notes.

                Delaware VIP     Delaware VIP               Fidelity VIP    Fidelity VIP  Fidelity VIP
Delaware VIP    Trend            U.S. Growth   Dreyfus      Contrafund      Equity        Equity Income   Fidelity VIP
Trend           Service Class    Service Class Small Cap    Service Class 2 Income        Service Class 2 Growth
Subaccount      Subaccount       Subaccount    Subaccount   Subaccount      Subaccount    Subaccount      Subaccount
------------------------------------------------------------------------------------------------------------------------
 $ 53,710,862     $  7,924,652   $         --  $ 6,070,769    $       --    $ 29,178,595    $   899,090   $ 59,347,399
     (660,499)        (160,999)           (88)     (45,413)         (417)         51,430        (30,447)      (696,420)
   (3,367,370)        (241,537)            --     (515,920)            3       1,101,969        (19,164)     1,085,749
   (5,150,685)      (1,036,560)         2,732       62,678         7,670      (3,175,132)       (92,145)   (12,039,425)
 ------------     ------------   ------------  -----------    ----------    ------------    -----------   ------------
   (9,178,554)      (1,439,096)         2,644     (498,655)        7,256      (2,021,733)      (141,756)   (11,650,096)
   19,312,753        7,944,048         16,205      218,723       276,345      12,281,953      6,024,088     13,141,545
  (13,659,927)      (1,544,200)            --   (1,853,972)          (79)     (6,140,101)    (1,290,279)   (10,981,010)
 ------------     ------------   ------------  -----------    ----------    ------------    -----------   ------------
    5,652,826        6,399,848         16,205   (1,635,249)      276,266       6,141,852      4,733,809      2,160,535
      (23,571)            (622)            --           --            --              --         (1,035)        19,711
      (12,959)              --             --           --            --          (3,819)            --        (29,927)
        2,872               --             --           --            --             326             --          7,443
 ------------     ------------   ------------  -----------    ----------    ------------    -----------   ------------
      (33,658)            (622)            --           --            --          (3,493)        (1,035)        (2,773)
 ------------     ------------   ------------  -----------    ----------    ------------    -----------   ------------
    5,619,168        6,399,226         16,205   (1,635,249)      276,266       6,138,359      4,732,774      2,157,762
 ------------     ------------   ------------  -----------    ----------    ------------    -----------   ------------
   (3,559,386)       4,960,130         18,849   (2,133,904)      283,522       4,116,626      4,591,018     (9,492,334)
 ------------     ------------   ------------  -----------    ----------    ------------    -----------   ------------
   50,151,476       12,884,782         18,849    3,936,865       283,522      33,295,221      5,490,108     49,855,065
     (562,016)        (257,567)        (5,922)     (43,337)      (22,959)         91,105        (46,483)      (410,817)
   (5,584,849)        (606,325)       (18,649)    (682,276)      (34,295)       (673,298)      (118,123)    (9,113,790)
   (4,250,969)      (2,628,789)      (124,969)     (12,368)     (160,314)     (5,811,970)    (1,623,512)    (4,793,775)
 ------------     ------------   ------------  -----------    ----------    ------------    -----------   ------------
  (10,397,834)      (3,492,681)      (149,540)    (737,981)     (217,568)     (6,394,163)    (1,788,118)   (14,318,382)
    6,970,062       14,440,737        813,201      559,882     4,692,783       8,497,848     10,276,624      4,139,754
  (14,530,122)      (3,219,682)       (79,774)  (1,204,598)     (568,761)     (7,714,909)    (1,954,906)   (14,505,984)
 ------------     ------------   ------------  -----------    ----------    ------------    -----------   ------------
   (7,560,060)      11,221,055        733,427     (644,716)    4,124,022         782,939      8,321,718    (10,366,230)
           --             (517)            --       17,889           (63)         56,142           (848)       (16,060)
      (10,028)              --             --         (534)           63         (13,872)            --        (22,863)
        2,586               --             --         (189)           --             273             --          5,576
 ------------     ------------   ------------  -----------    ----------    ------------    -----------   ------------
       (7,442)            (517)            --       17,166            --          42,543           (848)       (33,347)
 ------------     ------------   ------------  -----------    ----------    ------------    -----------   ------------
   (7,567,502)      11,220,538        733,427     (627,550)    4,124,022         825,482      8,320,870    (10,399,577)
 ------------     ------------   ------------  -----------    ----------    ------------    -----------   ------------
  (17,965,336)       7,727,857        583,887   (1,365,531)    3,906,454      (5,568,681)     6,532,752    (24,717,959)
 ------------     ------------   ------------  -----------    ----------    ------------    -----------   ------------
 $ 32,186,140     $ 20,612,639   $    602,736  $ 2,571,334    $4,189,976    $ 27,726,540    $12,022,860   $ 25,137,106
 ============     ============   ============  ===========    ==========    ============    ===========   ============

                Janus Aspen      Liberty
Janus Aspen     Series Worldwide Colonial      Liberty      LN                            LN              LN
Series Balanced Growth           Newport       Colonial     Aggressive      LN            Capital         Global Asset
Service Class   Service Class    Tiger         US Stock     Growth          Bond          Appreciation    Allocation
Subaccount      Subaccount       Subaccount    Subaccount   Subaccount      Subaccount    Subaccount      Subaccount
------------------------------------------------------------------------------------------------------------------------
 $         --    $         --    $  6,923,090  $ 5,994,032    $       --    $ 27,766,864    $        --   $         --
        1,708             (80)        (39,968)     (22,557)          (90)      2,883,778            (95)           (14)
            1              --      (1,306,569)     705,311            --         404,251             --             --
        1,385           3,772        (103,613)    (804,975)        3,976         301,807          2,770          1,703
 ------------     ------------   ------------  -----------    ----------    ------------    -----------   ------------
        3,094           3,692      (1,450,150)    (122,221)        3,886       3,589,836          2,675          1,689
      243,095          75,302       7,245,275      420,986        16,207      94,557,715         21,252         16,104
           --              --      (6,950,158)    (592,240)           --     (33,390,114)            --             --
 ------------     ------------   ------------  -----------    ----------    ------------    -----------   ------------
      243,095          75,302         295,117     (171,254)       16,207      61,167,601         21,252         16,104
           --              --          (1,346)          --            --          (2,262)            --             --
           --              --          (9,561)          --            --              --             --             --
           --              --           2,614           --            --              --             --             --
 ------------     ------------   ------------  -----------    ----------    ------------    -----------   ------------
           --              --          (8,293)          --            --          (2,262)            --             --
 ------------     ------------   ------------  -----------    ----------    ------------    -----------   ------------
      243,095          75,302         286,824     (171,254)       16,207      61,165,339         21,252         16,104
 ------------     ------------   ------------  -----------    ----------    ------------    -----------   ------------
      246,189          78,994      (1,163,326)    (293,475)       20,093      64,755,175         23,927         17,793
 ------------     ------------   ------------  -----------    ----------    ------------    -----------   ------------
      246,189          78,994       5,759,764    5,700,557        20,093      92,522,039         23,927         17,793
       66,448          (8,958)        (20,616)     (20,855)       (1,117)      6,712,906         (3,337)           748
      (14,697)       (127,920)     (1,187,680)    (754,958)       (2,643)        493,765         (6,843)        (1,209)
     (313,766)        (71,326)        640,819     (416,592)      (14,098)      6,039,414        (64,145)       (14,928)
 ------------     ------------   ------------  -----------    ----------    ------------    -----------   ------------
     (262,015)       (208,204)       (567,477)  (1,192,405)      (17,858)     13,246,085        (74,325)       (15,389)
    9,085,844      22,682,101      33,194,534      259,716       156,079     174,860,106        464,710        473,455
     (420,319)    (20,512,797)    (34,533,850)  (1,756,241)      (27,981)    (63,822,372)       (43,536)       (50,423)
 ------------     ------------   ------------  -----------    ----------    ------------    -----------   ------------
    8,665,525       2,169,304      (1,339,316)  (1,496,525)      128,098     111,037,734        421,174        423,032
           --              --              --           --            --          62,987             --             --
           --              --          (8,018)          --            --          (4,003)            --             --
           --              --           2,414           --            --             (93)            --             --
 ------------     ------------   ------------  -----------    ----------    ------------    -----------   ------------
           --              --          (5,604)          --            --          58,891             --             --
 ------------     ------------   ------------  -----------    ----------    ------------    -----------   ------------
    8,665,525       2,169,304      (1,344,920)  (1,496,525)      128,098     111,096,625        421,174        423,032
 ------------     ------------   ------------  -----------    ----------    ------------    -----------   ------------
    8,403,510       1,961,100      (1,912,397)  (2,688,930)      110,240     124,342,710        346,849        407,643
 ------------     ------------   ------------  -----------    ----------    ------------    -----------   ------------
 $  8,649,699    $  2,040,094    $  3,847,367  $ 3,011,627    $  130,333    $216,864,749    $   370,776   $    425,436
 ============     ============   ============  ===========    ==========    ============    ===========   ============

Fidelity VIP    Fidelity VIP
Growth          Growth
Service Class 2 Opportunities
Subaccount      Subaccount
--------------------------------
 $   4,939,699  $    21,547,916
       (97,442)        (178,504)
       265,231       (1,315,023)
    (1,339,961)      (1,776,332)
 -------------  ---------------
    (1,172,172)      (3,269,859)
     5,032,910        2,600,367
      (424,146)      (4,364,670)
 -------------  ---------------
     4,608,764       (1,764,303)
          (686)         (24,108)
            --          (45,915)
            --           11,769
 -------------  ---------------
          (686)         (58,254)
 -------------  ---------------
     4,608,078       (1,822,557)
 -------------  ---------------
     3,435,906       (5,092,416)
 -------------  ---------------
     8,375,605       16,455,500
      (100,429)         (22,500)
    (1,359,421)      (2,624,455)
    (1,126,576)        (670,443)
 -------------  ---------------
    (2,586,426)      (3,317,398)
     4,765,847          638,473
    (4,268,532)      (4,558,014)
 -------------  ---------------
       497,315       (3,919,541)
        18,837               --
        (1,550)         (35,499)
           (64)           9,870
 -------------  ---------------
        17,223          (25,629)
 -------------  ---------------
       514,538       (3,945,170)
 -------------  ---------------
    (2,071,888)      (7,262,568)
 -------------  ---------------
 $   6,303,717  $     9,192,932
 =============  ===============


                LN
LN              Money
International   Market
Subaccount      Subaccount
--------------------------------
 $          --  $    38,964,261
            74        1,592,929
            --               --
         1,647               --
 -------------  ---------------
         1,721        1,592,929
        19,928      397,804,048
            --     (308,163,329)
 -------------  ---------------
        19,928       89,640,719
            --           (2,088)
            --               --
            --               --
 -------------  ---------------
            --           (2,088)
 -------------  ---------------
        19,928       89,638,631
 -------------  ---------------
        21,649       91,231,560
 -------------  ---------------
        21,649      130,195,821
        (2,077)        (312,523)
       750,572               --
       (11,591)              --
 -------------  ---------------
       736,904         (312,523)
   177,664,319    2,357,532,074
  (177,142,468)  (2,282,323,931)
 -------------  ---------------
       521,851       75,208,143
         7,121               --
          (321)              --
            --               --
 -------------  ---------------
         6,800               --
 -------------  ---------------
       528,651       75,208,143
 -------------  ---------------
     1,265,555       74,895,620
 -------------  ---------------
 $   1,287,204  $   205,091,441
 =============  ===============

Lincoln Life Variable Annuity Account N

For the Years Ended December 31, 2001 and 2002

                                                                       LN              MFS Capital     MFS
                                                                       Social          Opportunities   Emerging
                                                                       Awareness       Service Class   Growth
                                                                       Subaccount      Subaccount      Subaccount
---------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2001                                            $       --      $       --    $ 37,152,474
Changes From Operations:
.. Net investment income (loss)                                                   34            (166)       (376,053)
.. Net realized gain (loss) on investments                                        --               1      (1,146,344)
.. Net change in unrealized appreciation or depreciation on investments        2,691           4,329     (11,597,516)
                                                                         ----------      ----------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               2,725           4,164     (13,119,913)
Changes From Unit Transactions:
 Accumulation Units:
  . Contract purchases                                                       20,346          95,750       6,121,926
  . Terminated contracts and transfers to annuity reserves                       --              --      (6,747,407)
                                                                         ----------      ----------    ------------
                                                                             20,346          95,750        (625,481)
 Annuity Reserves:
  . Transfer from accumulation units and between subaccounts                     --              --         (34,943)
  . Annuity Payments                                                             --              --          (9,385)
  . Receipt (reimbursement) of mortality guarantee adjustments                   --              --           1,875
                                                                         ----------      ----------    ------------
                                                                                 --              --         (42,453)
                                                                         ----------      ----------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS       20,346          95,750        (667,934)
                                                                         ----------      ----------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      23,071          99,914     (13,787,847)
                                                                         ----------      ----------    ------------
NET ASSETS AT DECEMBER 31, 2001                                              23,071          99,914      23,364,627
Changes From Operations:
.. Net investment income (loss)                                                   39          (9,156)       (220,983)
.. Net realized gain (loss) on investments                                   (25,208)        (74,800)     (7,675,552)
.. Net change in unrealized appreciation or depreciation on investments      (27,882)       (151,162)        479,268
                                                                         ----------      ----------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (53,051)       (235,118)     (7,417,267)
Changes From Unit Transactions:
 Accumulation Units:
  . Contract purchases                                                      847,797       1,406,790       1,232,197
  . Terminated contracts and transfers to annuity reserves                 (404,941)       (248,292)     (7,135,586)
                                                                         ----------      ----------    ------------
                                                                            442,856       1,158,498      (5,903,389)
 Annuity Reserves:
  . Transfer from accumulation units and between subaccounts                     --              --              --
  . Annuity Payments                                                             --              --          (4,773)
  . Receipt (reimbursement) of mortality guarantee adjustments                   --              --           1,341
                                                                         ----------      ----------    ------------
                                                                                 --              --          (3,432)
                                                                         ----------      ----------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS      442,856       1,158,498      (5,906,821)
                                                                         ----------      ----------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     389,805         923,380     (13,324,088)
                                                                         ----------      ----------    ------------
NET ASSETS AT DECEMBER 31, 2002                                          $  412,876      $1,023,294    $ 10,040,539
                                                                         ==========      ==========    ============

                                                                       Putnam VT       Putnam VT       Scudder SVS
                                                                       Growth and      Health Sciences Government
                                                                       Income Class IB Class IB        Securities
                                                                       Subaccount      Subaccount      Subaccount
---------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2001                                            $       --      $       --    $ 16,130,929
Changes From Operations:
.. Net investment income (loss)                                                 (108)           (203)        530,151
.. Net realized gain (loss) on investments                                        17               1          84,847
.. Net change in unrealized appreciation or depreciation on investments        1,915             951         415,387
                                                                         ----------      ----------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               1,824             749       1,030,385
Changes From Unit Transactions:
 Accumulation Units:
  . Contract purchases                                                       66,790         106,846       3,850,801
  . Terminated contracts and transfers to annuity reserves                     (597)             --      (2,543,081)
                                                                         ----------      ----------    ------------
                                                                             66,193         106,846       1,307,720
 Annuity Reserves:
  . Transfer from accumulation units and between subaccounts                     --              --              --
  . Annuity Payments                                                             --              --              --
  . Receipt (reimbursement) of mortality guarantee adjustments                   --              --              --
                                                                         ----------      ----------    ------------
                                                                                 --              --              --
                                                                         ----------      ----------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS       66,193         106,846       1,307,720
                                                                         ----------      ----------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      68,017         107,595       2,338,105
                                                                         ----------      ----------    ------------
NET ASSETS AT DECEMBER 31, 2001                                              68,017         107,595      18,469,034
Changes From Operations:
.. Net investment income (loss)                                               (2,200)        (14,227)        377,110
.. Net realized gain (loss) on investments                                   (57,196)        (24,043)        212,408
.. Net change in unrealized appreciation or depreciation on investments     (109,921)       (150,007)        592,271
                                                                         ----------      ----------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            (169,317)       (188,277)      1,181,789
Changes From Unit Transactions:
 Accumulation Units:
  . Contract purchases                                                    2,063,341       2,319,956       4,737,210
  . Terminated contracts and transfers to annuity reserves                 (328,747)       (332,987)     (4,233,924)
                                                                         ----------      ----------    ------------
                                                                          1,734,594       1,986,969         503,286
 Annuity Reserves:
  . Transfer from accumulation units and between subaccounts                     --              --             (63)
  . Annuity Payments                                                             --              --               1
  . Receipt (reimbursement) of mortality guarantee adjustments                   --              --              --
                                                                         ----------      ----------    ------------
                                                                                 --              --             (62)
                                                                         ----------      ----------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS    1,734,594       1,986,969         503,224
                                                                         ----------      ----------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                   1,565,277       1,798,692       1,685,013
                                                                         ----------      ----------    ------------
NET ASSETS AT DECEMBER 31, 2002                                          $1,633,294      $1,906,287    $ 20,154,047
                                                                         ==========      ==========    ============

                                                                       MFS Emerging
                                                                       Growth
                                                                       Service Class
                                                                       Subaccount
------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2001                                          $  4,381,361
Changes From Operations:
.. Net investment income (loss)                                              (70,018)
.. Net realized gain (loss) on investments                                  (456,359)
.. Net change in unrealized appreciation or depreciation on investments   (1,328,516)
                                                                       ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS          (1,854,893)
Changes From Unit Transactions:
 Accumulation Units:
  . Contract purchases                                                    3,492,157
  . Terminated contracts and transfers to annuity reserves               (1,536,708)
                                                                       ------------
                                                                          1,955,449
 Annuity Reserves:
  . Transfer from accumulation units and between subaccounts                   (539)
  . Annuity Payments                                                             --
  . Receipt (reimbursement) of mortality guarantee adjustments                   --
                                                                       ------------
                                                                               (539)
                                                                       ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS    1,954,910
                                                                       ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     100,017
                                                                       ------------
NET ASSETS AT DECEMBER 31, 2001                                           4,481,378
Changes From Operations:
.. Net investment income (loss)                                              (59,449)
.. Net realized gain (loss) on investments                                (3,274,973)
.. Net change in unrealized appreciation or depreciation on investments    1,777,781
                                                                       ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS          (1,556,641)
Changes From Unit Transactions:
 Accumulation Units:
  . Contract purchases                                                   22,580,807
  . Terminated contracts and transfers to annuity reserves              (22,476,763)
                                                                       ------------
                                                                            104,044
 Annuity Reserves:
  . Transfer from accumulation units and between subaccounts                   (358)
  . Annuity Payments                                                             --
  . Receipt (reimbursement) of mortality guarantee adjustments                   --
                                                                       ------------
                                                                               (358)
                                                                       ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS      103,686
                                                                       ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                  (1,452,955)
                                                                       ------------
NET ASSETS AT DECEMBER 31, 2002                                        $  3,028,423
                                                                       ============

                                                                       Scudder SVS
                                                                       Small Cap
                                                                       Growth
                                                                       Subaccount
------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2001                                          $  6,592,635
Changes From Operations:
.. Net investment income (loss)                                              (58,527)
.. Net realized gain (loss) on investments                                  (473,580)
.. Net change in unrealized appreciation or depreciation on investments   (1,325,382)
                                                                       ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS          (1,857,489)
Changes From Unit Transactions:
 Accumulation Units:
  . Contract purchases                                                      713,664
  . Terminated contracts and transfers to annuity reserves               (2,081,698)
                                                                       ------------
                                                                         (1,368,034)
 Annuity Reserves:
  . Transfer from accumulation units and between subaccounts                     --
  . Annuity Payments                                                             --
  . Receipt (reimbursement) of mortality guarantee adjustments                   --
                                                                       ------------
                                                                                 --
                                                                       ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS   (1,368,034)
                                                                       ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                  (3,225,523)
                                                                       ------------
NET ASSETS AT DECEMBER 31, 2001                                           3,367,112
Changes From Operations:
.. Net investment income (loss)                                              (31,589)
.. Net realized gain (loss) on investments                                (1,139,587)
.. Net change in unrealized appreciation or depreciation on investments      137,833
                                                                       ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS          (1,033,343)
Changes From Unit Transactions:
 Accumulation Units:
  . Contract purchases                                                      115,594
  . Terminated contracts and transfers to annuity reserves                 (845,767)
                                                                       ------------
                                                                           (730,173)
 Annuity Reserves:
  . Transfer from accumulation units and between subaccounts                     --
  . Annuity Payments                                                             --
  . Receipt (reimbursement) of mortality guarantee adjustments                   --
                                                                       ------------
                                                                                 --
                                                                       ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS     (730,173)
                                                                       ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                  (1,763,516)
                                                                       ------------
NET ASSETS AT DECEMBER 31, 2002                                        $  1,603,596
                                                                       ============

See accompanying notes

                                             MFS                                                                  OCC
              MFS              MFS           Total                       MFS            NB AMT                    Accumulation
MFS           Research Service Total         Return        MFS           Utilities      Mid-Cap       NB AMT      Global
Research      Class            Return        Service Class Utilities     Service Class  Growth        Regency     Equity
Subaccount    Subaccount       Subaccount    Subaccount    Subaccount    Subaccount     Subaccount    Subaccount  Subaccount
-------------------------------------------------------------------------------------------------------------------------------
$ 14,789,217    $  3,104,759   $ 26,006,808   $ 2,559,661  $ 45,734,848  $   3,095,908  $         --  $       --  $ 5,220,222
    (193,907)        (74,202)       198,390        (7,194)      836,286         57,225          (158)       (165)     (62,930)
   1,161,231         314,849      1,057,846       195,957     1,727,096        383,862           470           1     (138,277)
  (4,603,819)     (1,363,954)    (1,469,048)     (159,489)  (15,674,481)    (2,717,382)        4,009       5,609     (555,434)
------------    ------------   ------------   -----------  ------------  -------------  ------------  ----------  -----------
  (3,636,495)     (1,123,307)      (212,812)       29,274   (13,111,099)    (2,276,295)        4,321       5,445     (756,641)
   5,445,089       4,251,655     22,693,604    14,202,352    19,940,694     10,684,362       111,307      87,592      263,862
  (2,701,293)      (710,736)     (5,768,576)   (1,212,124)  (13,919,582)    (1,128,319)       (9,859)         --     (980,250)
------------    ------------   ------------   -----------  ------------  -------------  ------------  ----------  -----------
------------    ------------   ------------   -----------  ------------  -------------  ------------  ----------  -----------
   2,743,796       3,540,919     16,925,028    12,990,228     6,021,112      9,556,043       101,448      87,592     (716,388)
          --            (697)            --        (1,098)           --           (823)           --          --           --
      (2,852)             --         (2,633)           --        (4,464)            --            --          --           --
           6              --              6            --           329             --            --          --           --
------------    ------------   ------------   -----------  ------------  -------------  ------------  ----------  -----------
------------    ------------   ------------   -----------  ------------  -------------  ------------  ----------  -----------
      (2,846)           (697)        (2,627)       (1,098)       (4,135)          (823)           --          --           --
------------    ------------   ------------   -----------  ------------  -------------  ------------  ----------  -----------
------------    ------------   ------------   -----------  ------------  -------------  ------------  ----------  -----------
   2,740,950       3,540,222     16,922,401    12,989,130     6,016,977      9,555,220       101,448      87,592     (716,388)
------------    ------------   ------------   -----------  ------------  -------------  ------------  ----------  -----------
------------    ------------   ------------   -----------  ------------  -------------  ------------  ----------  -----------
    (895,545)      2,416,915     16,709,589    13,018,404    (7,094,122)     7,278,925       105,769      93,037   (1,473,029)
------------    ------------   ------------   -----------  ------------  -------------  ------------  ----------  -----------
------------    ------------   ------------   -----------  ------------  -------------  ------------  ----------  -----------
  13,893,672       5,521,674     42,716,397    15,578,065    38,640,726     10,374,833       105,769      93,037    3,747,193
    (119,021)        (66,296)       114,247       (61,094)      389,460         76,910       (33,860)    (12,663)     (26,225)
  (2,266,883)       (866,086)       299,425        49,229    (7,720,462)    (2,233,717)      (25,749)     (9,232)    (388,603)
    (904,877)       (471,300)    (3,589,517)   (1,862,228)   (1,795,369)      (369,805)     (455,094)    (87,167)    (235,232)
------------    ------------   ------------   -----------  ------------  -------------  ------------  ----------  -----------
------------    ------------   ------------   -----------  ------------  -------------  ------------  ----------  -----------
  (3,290,781)     (1,403,682)    (3,175,845)   (1,874,093)   (9,126,371)    (2,526,612)     (514,703)   (109,062)    (650,060)
   1,511,828         442,010     19,333,755    29,773,414     4,875,966      5,940,009     5,890,434   2,237,613      176,972
  (4,143,119)     (1,491,098)   (11,838,897)   (5,180,553)  (12,540,122)    (5,169,885)     (233,059)   (170,966)    (914,917)
------------    ------------   ------------   -----------  ------------  -------------  ------------  ----------  -----------
------------    ------------   ------------   -----------  ------------  -------------  ------------  ----------  -----------
  (2,631,291)     (1,049,088)     7,494,858    24,592,861    (7,664,156)       770,124     5,657,375   2,066,647     (737,945)
          --            (518)            --        (1,037)           --           (563)           --          --           --
      (2,180)             --         (2,465)           --        (3,108)            --            --          --           --
          (4)             --             (4)           --           306             --            --          --           --
------------    ------------   ------------   -----------  ------------  -------------  ------------  ----------  -----------
------------    ------------   ------------   -----------  ------------  -------------  ------------  ----------  -----------
      (2,184)           (518)        (2,469)       (1,037)       (2,802)          (563)           --          --           --
------------    ------------   ------------   -----------  ------------  -------------  ------------  ----------  -----------
------------    ------------   ------------   -----------  ------------  -------------  ------------  ----------  -----------
  (2,633,475)     (1,049,606)     7,492,389    24,591,824    (7,666,958)       769,561     5,657,375   2,066,647     (737,945)
------------    ------------   ------------   -----------  ------------  -------------  ------------  ----------  -----------
------------    ------------   ------------   -----------  ------------  -------------  ------------  ----------  -----------
  (5,924,256)     (2,453,288)     4,316,544    22,717,731   (16,793,329)    (1,757,051)    5,142,672   1,957,585   (1,388,005)
------------    ------------   ------------   -----------  ------------  -------------  ------------  ----------  -----------
------------    ------------   ------------   -----------  ------------  -------------  ------------  ----------  -----------
$  7,969,416    $  3,068,386   $ 47,032,941   $38,295,796  $ 21,847,397  $   8,617,782  $  5,248,441  $2,050,622  $ 2,359,188
============    ============   ============   ===========  ============  =============  ============  ==========  ===========

                                             Franklin
                                             Mutual                      Templeton      Templeton
Scudder       Scudder          Scudder       Shares        Franklin      Foreign        Growth        OCC
VIT EAFE      VIT Equity       VIT Small     Securities    Small Cap     Securities     Securities    Accumulation
Equity Index  500 Index        Cap Index     Class 2       Class 2       Class 2        Class 2       Managed
Subaccount    Subaccount       Subaccount    Subaccount    Subaccount    Subaccount     Subaccount    Subaccount
------------------------------------------------------------------------------------------------------------------
$         --    $ 66,064,408   $         --   $ 2,199,849  $ 10,889,547  $   2,431,156  $  1,858,571  $ 6,879,067
         (82)       (358,762)           205          (171)     (146,369)        45,588        11,592       61,298
          --      (1,091,342)         3,091       508,819      (287,247)      (654,470)      547,720       (1,227)
       1,101      (8,088,887)         4,236      (501,522)   (1,459,819)       141,541      (621,270)    (466,941)
------------    ------------   ------------   -----------  ------------  -------------  ------------  -----------
------------    ------------   ------------   -----------  ------------  -------------  ------------  -----------
       1,019      (9,538,991)         7,532         7,126    (1,893,435)      (467,341)      (61,958)    (406,870)
      20,531      24,374,540         87,891    24,400,521    10,075,977     53,409,879     3,911,687      239,030
          --     (14,353,179)            --    (2,563,049)   (1,740,991)   (49,184,280)     (333,981)    (796,870)
------------    ------------   ------------   -----------  ------------  -------------  ------------  -----------
------------    ------------   ------------   -----------  ------------  -------------  ------------  -----------
      20,531      10,021,361         87,891    21,837,472     8,334,986      4,225,599     3,577,706     (567,840)
          --          (1,578)            --        37,575        (1,282)        (1,716)       (2,018)          --
          --          (6,886)            --          (965)           --             --            --       (4,061)
          --             (10)            --            25            --             --            --          345
------------    ------------   ------------   -----------  ------------  -------------  ------------  -----------
------------    ------------   ------------   -----------  ------------  -------------  ------------  -----------
          --          (8,474)            --        36,635        (1,282)        (1,716)       (2,018)      (3,716)
------------    ------------   ------------   -----------  ------------  -------------  ------------  -----------
------------    ------------   ------------   -----------  ------------  -------------  ------------  -----------
      20,531      10,012,887         87,891    21,874,107     8,333,704      4,223,883     3,575,688     (581,556)
------------    ------------   ------------   -----------  ------------  -------------  ------------  -----------
------------    ------------   ------------   -----------  ------------  -------------  ------------  -----------
      21,550         473,896         95,423    21,881,233     6,440,269      3,756,542     3,513,730     (968,426)
------------    ------------   ------------   -----------  ------------  -------------  ------------  -----------
------------    ------------   ------------   -----------  ------------  -------------  ------------  -----------
      21,550      66,538,304         95,423    24,081,082    17,329,816      6,187,698     5,372,301    5,910,641
       2,325        (261,924)          (386)     (160,479)     (212,883)        68,605        73,459       32,145
       4,404      (7,421,944)       (41,792)      (18,652)   (1,173,841)       219,531    (1,431,573)    (198,643)
      (9,383)     (8,242,094)      (133,037)   (4,031,894)   (4,743,948)      (179,766)      (89,195)    (813,592)
------------    ------------   ------------   -----------  ------------  -------------  ------------  -----------
------------    ------------   ------------   -----------  ------------  -------------  ------------  -----------
      (2,654)    (15,925,962)      (175,215)   (4,211,025)   (6,130,672)       108,370    (1,447,309)    (980,090)
  18,604,291      30,076,661      1,680,067    16,199,451     9,936,746    225,684,555    30,070,761      264,181
 (17,814,660)    (31,861,591)      (371,418)   (9,160,086)   (4,109,200)  (225,752,501)  (24,678,051)  (1,191,707)
------------    ------------   ------------   -----------  ------------  -------------  ------------  -----------
------------    ------------   ------------   -----------  ------------  -------------  ------------  -----------
     789,631      (1,784,930)     1,308,649     7,039,365     5,827,546        (67,946)    5,392,710     (927,526)
          --          19,746             --       (17,862)        6,371             --            --           --
          --          (6,593)            --        (2,371)         (265)            --            --       (3,516)
          --              (5)            --            (3)           --             --            --          343
------------    ------------   ------------   -----------  ------------  -------------  ------------  -----------
------------    ------------   ------------   -----------  ------------  -------------  ------------  -----------
          --          13,148             --       (20,236)        6,106             --            --       (3,173)
------------    ------------   ------------   -----------  ------------  -------------  ------------  -----------
------------    ------------   ------------   -----------  ------------  -------------  ------------  -----------
     789,631      (1,771,782)     1,308,649     7,019,129     5,833,652        (67,946)    5,392,710     (930,699)
------------    ------------   ------------   -----------  ------------  -------------  ------------  -----------
------------    ------------   ------------   -----------  ------------  -------------  ------------  -----------
     786,977     (17,697,744)     1,133,434     2,808,104      (297,020)        40,424     3,945,401   (1,910,789)
------------    ------------   ------------   -----------  ------------  -------------  ------------  -----------
------------    ------------   ------------   -----------  ------------  -------------  ------------  -----------
$    808,527    $ 48,840,560   $  1,228,857   $26,889,186  $ 17,032,796  $   6,228,122  $  9,317,702  $ 3,999,852
============    ============   ============   ===========  ============  =============  ============  ===========

Lincoln Life Variable Annuity Account N

Notes to financial statements

1. Accounting Policies and Account Information
The Variable Account: Lincoln Life Variable Annuity Account N (Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust. The operations of the Variable Account, which commenced on November 24, 1998, are part of the operations of the Company. The Variable Account consists of seven products. The available contracts are as follows:

..  Lincoln Choice Plus
..  Lincoln Choice Plus II
..  Lincoln Choice Plus Access
..  Lincoln Choice Plus Access II
..  Lincoln Choice Plus Bonus
..  Lincoln Choice Plus Bonus II
..  Lincoln Choice Plus L-Share

The assets of the Variable Account are owned by the Company. The portion of the Variable Account's assets supporting the annuity contracts may not be used to satisfy liabilities arising from any other business of the Company.

Basis of Presentation: The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States for unit investment trusts.

Investments: The assets of the Variable Account are divided into variable sub-accounts each of which is invested in shares of eighty one mutual funds (the Funds) of sixteen diversified open-end management investment companies, each Fund with its own investment objective. The Funds are:

AIM Variable Insurance Funds (AIM V.I.):
  AIM V.I. Capital Appreciation Fund
  AIM V.I. Growth Fund
  AIM V.I. Growth Class II Fund
  AIM V.I. International Growth Fund
  AIM V.I. International Growth Class II Fund
  AIM V.I. Premier Equity Fund
  AIM V.I. Premier Equity Class II Fund

Alliance Variable Products Series Fund (AVPSF):
  AVPSF Growth Class B Fund
  AVPSF Growth and Income Class B Fund
  AVPSF Premier Growth Class B Fund
  AVPSF Small Cap Value Class B Fund
  AVPSF Technology Class B Fund

American Funds Insurance Series (AFIS):
  AFIS Global Small Cap Class 2 Fund
  AFIS Growth Class 2 Fund
  AFIS Growth-Income Class 2 Fund
  AFIS International Class 2 Fund

Delaware VIP Trust (Delaware VIP)*:
  Delaware VIP Devon Series
  Delaware VIP Emerging Markets Series
  Delaware VIP Emerging Markets Service Class Series
  Delaware VIP High Yield Series
  Delaware VIP High Yield Service Class Series
  Delaware VIP International Equity Series
  Delaware VIP Large Cap Value Series
  Delaware VIP Large Cap Value Service Class Series
  Delaware VIP REIT Series
  Delaware VIP REIT Service Class Series
  Delaware VIP Select Growth Series
  Delaware VIP Select Growth Service Class Series
  Delaware VIP Small Cap Value Series
  Delaware VIP Small Cap Service Class Series
  Delaware VIP Social Awareness Series
  Delaware VIP Social Awareness Service Class Series
  Delaware VIP Trend Series
  Delaware VIP Trend Service Class Series
  Delaware VIP U.S. Growth Service Class Series

Dreyfus Variable Investment Fund (Dreyfus):
  Dreyfus Small Cap Portfolio

Fidelity Variable Insurance Products Fund (Fidelity VIP):
  Fidelity VIP Contrafund Service Class 2 Portfolio
  Fidelity VIP Equity Income Portfolio
  Fidelity VIP Equity Income Service Class 2 Portfolio
  Fidelity VIP Growth Portfolio
  Fidelity VIP Growth Service Class 2 Portfolio
  Fidelity VIP Growth Opportunities Portfolio
  Fidelity VIP Growth Opportunities Service Class 2 Portfolio
  Fidelity VIP Overseas Portfolio
  Fidelity VIP Overseas Service Class 2 Portfolio

Janus Aspen Series:
  Janus Aspen Series Aggressive Growth Service Class Portfolio
  Janus Aspen Series Balanced Service Class Portfolio
  Janus Aspen Series Worldwide Growth Service Class Portfolio

Liberty Variable Investment Trust (Liberty):
  Liberty Colonial Newport Tiger Fund
  Liberty Colonial U.S. Stock Fund

Lincoln National (LN)*:
  LN Aggressive Growth Fund
  LN Bond Fund
  LN Capital Appreciation Fund
  LN Global Asset Allocation Fund
  LN International Fund
  LN Money Market Fund
  LN Social Awareness Fund

MFS Variable Insurance Trust (MFS):
  MFS Capital Opportunities Service Class Series
  MFS Emerging Growth Series
  MFS Emerging Growth Service Class Series
  MFS Research Series

Lincoln Life Variable Annuity Account N

  MFS Research Service Class Series
  MFS Total Return Series
  MFS Total Return Service Class Series
  MFS Utilities Series
  MFS Utilities Service Class Series

Neuberger Berman Advisers Management Trust (NB AMT):
  NB AMT Mid-Cap Growth Portfolio
  NB AMT Regency Portfolio

OCC Accumulation Trust (OCC Accumulation):
  OCC Accumulation Global Equity Portfolio
  OCC Accumulation Managed Portfolio

Putnam Variable Trust (Putnam VT):
  Putnam VT Growth and Income Class IB Fund
  Putnam VT Health Sciences Class IB Fund

Scudder Variable Series (Scudder SVS):
  Scudder SVS Government Securities Portfolio
  Scudder SVS Small Cap Growth Portfolio

Scudder VIT Funds (Scudder VIT):
  Scudder VIT EAFE Equity Index Fund
  Scudder VIT Equity 500 Index Fund
  Scudder VIT Small Cap Index Fund

Franklin Templeton Variable Insurance Products Trust:
  Franklin Mutual Shares Securities Class 2 Fund
  Franklin Small Cap Class 2 Fund
  Templeton Foreign Securities Class 2 Fund
  Templeton Growth Securities Class 2 Fund

*  Denotes an affiliate of The Lincoln National Life Insurance Company

Investments in the Funds are stated at the closing net asset value per share on December 31, 2002, which approximates fair value. The difference between cost and fair value is reflected as unrealized appreciation or depreciation of investments.

Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by the average cost method.

Dividends: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

Federal Income Taxes: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Using current federal income tax law, no federal income taxes are payable with respect to the Variable Account's net investment income and the net realized gain on investments.

Annuity Reserves: Reserves on contracts not involving life contingencies are calculated using an assumed investment rate of 4%. Reserves on contracts involving life contingencies are calculated using a modification of the 1971 Individual Annuitant Mortality Table and an assumed investment rate of 4%.

2. Mortality and Expense Guarantees and Other Transactions with Affiliates Amounts are paid to the Company for mortality and expense guarantees at a percentage of each portfolio's average daily net assets within the Variable Account. The rates are as follows for the seven contract types:

..  Lincoln Choice Plus and Choice Plus II at a daily rate of .0038356% (1.40%
   on an annual basis)
..  Lincoln Choice Plus II at a daily rate of .0042466% (1.55% on an annual basis)
..  Lincoln Choice Plus and Choice Plus II at a daily rate of .0043836% (1.60%
   on an annual basis)
..  Lincoln Choice Plus and Choice Plus II at a daily rate of .0045205% (1.65%
   on an annual basis)
..  Lincoln Choice Plus and Choice Plus II at a daily rate of .0050685% (1.85%
   on an annual basis)
..  Lincoln Choice Plus and Choice Plus II at a daily rate of .0058904% (2.15%
   on an annual basis)
..  Lincoln Choice Plus and Choice Plus II at a daily rate of .0064384% (2.35%
   on an annual basis)
..  Lincoln Choice Plus Access at a daily rate of .0038356% (1.40% on an annual basis)
..  Lincoln Choice Plus Access and Choice Plus II Access at a daily rate of
   .0045205% (1.65% on an annual basis)
..  Lincoln Choice Plus Access and Choice Plus II Access at a daily rate of
   .0049315% (1.80% on an annual basis)
..  Lincoln Choice Plus Access and Choice Plus II Access at a daily rate of
   .0050685% (1.85% on an annual basis)
..  Lincoln Choice Plus Access and Choice Plus II Access at a daily rate of
   .0052055% (1.90% on an annual basis)
..  Lincoln Choice Plus Access and Choice Plus II Access at a daily rate of
   .0057534% (2.10% on an annual basis)
..  Lincoln Choice Plus Access and Choice Plus II Access at a daily rate of
   .0065753% (2.40% on an annual basis)
..  Lincoln Choice Plus Access and Choice Plus II Access at a daily rate of
   .0071233% (2.60% on an annual basis)
..  Lincoln Choice Plus Bonus at a daily rate of .0038356% (1.4% on an annual basis)
..  Lincoln Choice Plus Bonus and Choice Plus II Bonus at a daily rate of
   .0043836% (1.60% on an annual basis)

Lincoln Life Variable Annuity Account N

..  Lincoln Choice Plus Bonus and Choice Plus II Bonus at a daily rate of
   .0047945% (1.75% on an annual basis)
..  Lincoln Choice Plus Bonus and Choice Plus II Bonus at a daily rate of
   .0049315% (1.80% on an annual basis)
..  Lincoln Choice Plus Bonus and Choice Plus II Bonus at a daily rate of
   .0050685% (1.85% on an annual basis)
..  Lincoln Choice Plus Bonus and Choice Plus II Bonus at a daily rate of
   .0056164% (2.05% on an annual basis)
..  Lincoln Choice Plus Bonus and Choice Plus II Bonus at a daily rate of
   .0064384% (2.35% on an annual basis)
..  Lincoln Choice Plus Bonus and Choice Plus II Bonus at a daily rate of
   .0069863% (2.55% on an annual basis)
..  Lincoln Choice Plus L-Share at a daily rate of .0046575% (1.70% on an annual basis)
..  Lincoln Choice Plus L-Share at a daily rate of .0050685% (1.85% on an annual basis)
..  Lincoln Choice Plus L-Share at a daily rate of .0052055% (1.90% on an annual basis)
..  Lincoln Choice Plus L-Share at a daily rate of .0053425% (1.95% on an annual basis)
..  Lincoln Choice Plus L-Share at a daily rate of .0058904% (2.15% on an annual basis)
..  Lincoln Choice Plus L-Share at a daily rate of .0067123% (2.45% on an annual basis)
.. Lincoln Choice Plus L-Share at a daily rate of .0072603% (2.65% on an annual basis)

In addition, amounts retained by the Company for processing sales of annuity contracts for contract charges and surrender charges for the year ended December 31, 2002 totaled $3,868,754.

The Company is responsible for all sales, general and administrative expenses applicable to the Variable Account.

Lincoln Life Variable Annuity Account N

3. Condensed Financial Information
A summary of the unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for the year or period ended December 31, 2002 follows. The fee rates below represent annualized contract expenses of the separate account, consisting primarily of mortality and expense guarantee charges.

                                                             Unit Value Unit Value                                   Investment
                                                             Beginning  End        Units                   Total     Income
                                                             of Period  of Period  Outstanding Net Assets  Return(1) Ratio(2)
-------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                                                                                        --
 Lincoln Choice Plus (1.40% Fee Rate)                          $ 6.31     $4.71     1,598,335  $ 7,527,870 (25.41)%
 Lincoln Choice Plus (1.60% Fee Rate)                           11.72      8.73         6,843       59,717 (25.56)%
 Lincoln Choice Plus (1.65% Fee Rate)                           12.13      9.03         2,457       22,188 (25.58)%
 Lincoln Choice Plus Access (1.65% Fee Rate)                     5.98      4.45       110,378      490,889 (25.60)%
 Lincoln Choice Plus Access (1.80% Fee Rate)                     5.96      4.43        23,569      104,441 (25.71)%
 Lincoln Choice Plus Access (1.85% Fee Rate)                    10.99      8.16         4,856       39,643 (25.74)%
 Lincoln Choice Plus Bonus (1.60% Fee Rate)                      5.93      4.42       366,142    1,617,464 (25.56)%
 Lincoln Choice Plus Bonus (1.75% Fee Rate)                      5.97      4.44        93,052      412,843 (25.67)%
 Lincoln Choice Plus Bonus (1.80% Fee Rate)                     12.13      9.01         4,343       39,130 (25.71)%
AIM V.I. Growth Fund                                                                                                      --
 Lincoln Choice Plus (1.40% Fee Rate)                            7.57      5.15     2,373,885   12,236,865 (31.93)%
 Lincoln Choice Plus--Annuity Reserves (1.40% Fee Rate)          7.57      5.15         2,523       13,007 (31.93)%
 Lincoln Choice Plus (1.60% Fee Rate)                           10.68      7.26         7,842       56,912 (32.07)%
 Lincoln Choice Plus Access (1.65% Fee Rate)                     4.79      3.25       126,915      412,562 (32.10)%
 Lincoln Choice Plus Access (1.80% Fee Rate)                     4.78      3.24        43,773      141,771 (32.21)%
 Lincoln Choice Plus Access (1.85% Fee Rate)                    10.16      6.88         2,599       17,891 (32.24)%
 Lincoln Choice Plus Bonus (1.60% Fee Rate)                      4.74      3.22       363,388    1,171,273 (32.07)%
 Lincoln Choice Plus Bonus (1.75% Fee Rate)                      4.78      3.24       133,691      433,523 (32.17)%
AIM V.I. Growth Class II Fund                                                                                             --
 Lincoln Choice Plus II (1.40% Fee Rate)                        11.14      7.56        55,696      421,344 (32.08)%
 Lincoln Choice Plus II (1.55% Fee Rate)                        11.13      7.55         2,254       17,016 (32.18)%
 Lincoln Choice Plus II (1.60% Fee Rate)                        11.13      7.54         5,476       41,310 (32.22)%
 Lincoln Choice Plus II (1.65% Fee Rate)                        11.13      7.54           938        7,069 (32.26)%
 Lincoln Choice Plus II Access (1.65% Fee Rate)                 11.62      7.87         5,176       40,748 (32.25)%
 Lincoln Choice Plus II Access (1.80% Fee Rate)                 11.62      7.86         1,576       12,382 (32.35)%
 Lincoln Choice Plus II Bonus (1.60% Fee Rate)                  11.13      7.54        48,639      366,985 (32.21)%
 Lincoln Choice Plus II Bonus (1.75% Fee Rate)                  11.62      7.86        22,104      173,828 (32.32)%
 Lincoln Choice Plus II Bonus (1.85% Fee Rate)                  11.12      7.52        11,201       84,238 (32.38)%
 Lincoln Choice Plus II L-Share (1.70% Fee Rate)                11.13      7.53        15,520      116,939 (32.29)%
 Lincoln Choice Plus II L-Share (1.85% Fee Rate)                11.12      7.52           529        3,975 (32.38)%
 Lincoln Choice Plus II L-Share (1.90% Fee Rate)                11.12      7.51            86          646 (32.43)%
 Lincoln Choice Plus II L-Share (1.95% Fee Rate)                11.12      7.51           437        3,282 (32.47)%
AIM V.I. International Growth Fund                                                                                     0.67%
 Lincoln Choice Plus (1.40% Fee Rate)                            8.60      7.15     1,161,142    8,300,287 (16.85)%
 Lincoln Choice Plus Access (1.65% Fee Rate)                     6.05      5.02        62,028      311,260 (17.06)%
 Lincoln Choice Plus Access (1.80% Fee Rate)                     6.04      5.00        16,122       80,592 (17.18)%
 Lincoln Choice Plus Access (1.85% Fee Rate)                     9.95      8.23         2,166       17,831 (17.22)%
 Lincoln Choice Plus Access (1.90% Fee Rate)                    10.61      8.78           473        4,158 (17.26)%
 Lincoln Choice Plus Bonus (1.60% Fee Rate)                      6.09      5.05       189,526      957,237 (17.01)%
 Lincoln Choice Plus Bonus (1.75% Fee Rate)                      6.04      5.00        46,726      233,859 (17.14)%
 Lincoln Choice Plus Bonus (1.80% Fee Rate)                      9.95      8.24         2,165       17,842 (17.18)%
AIM V.I. International Growth Class II Fund                                                                            2.04%
 Lincoln Choice Plus II (1.40% Fee Rate)                        10.62      8.81        40,041      352,727 (17.07)%
 Lincoln Choice Plus II (1.55% Fee Rate)                        10.62      8.79         4,878       42,892 (17.20)%
 Lincoln Choice Plus II (1.60% Fee Rate)                        10.61      8.78            71          622 (17.25)%
 Lincoln Choice Plus II (1.65% Fee Rate)                        10.61      8.78           312        2,742 (17.28)%
 Lincoln Choice Plus II Access (1.65% Fee Rate)                 11.23      9.29         2,578       23,939 (17.29)%
 Lincoln Choice Plus II Access (1.80% Fee Rate)                 11.23      9.27         2,632       24,402 (17.40)%
 Lincoln Choice Plus II Access (1.85% Fee Rate)                 10.61      8.76           716        6,277 (17.43)%
 Lincoln Choice Plus II Access (1.90% Fee Rate)                 11.22      9.26           113        1,045 (17.49)%
 Lincoln Choice Plus II Bonus (1.60% Fee Rate)                  10.61      8.78        28,876      253,658 (17.24)%
 Lincoln Choice Plus II Bonus (1.75% Fee Rate)                  11.23      9.28           944        8,762 (17.35)%
 Lincoln Choice Plus II Bonus (1.80% Fee Rate)                  10.61      8.77        10,393       91,100 (17.39)%
 Lincoln Choice Plus II Bonus (1.85% Fee Rate)                  10.61      8.76         5,557       48,661 (17.46)%
 Lincoln Choice Plus II L-Share (1.70% Fee Rate)                10.61      8.77         6,986       61,303 (17.31)%
 Lincoln Choice Plus II L-Share (1.85% Fee Rate)                10.61      8.76           737        6,457 (17.42)%

Lincoln Life Variable Annuity Account N

                                                             Unit Value Unit Value                                   Investment
                                                             Beginning  End        Units                   Total     Income
                                                             of Period  of Period  Outstanding Net Assets  Return(1) Ratio(2)
-------------------------------------------------------------------------------------------------------------------------------
 Lincoln Choice Plus II L-Share (1.90% Fee Rate)               $10.61     $8.75           704  $     6,163 (17.48)%
 Lincoln Choice Plus II L-Share (1.95% Fee Rate)                10.60      8.75         2,538       22,193 (17.53)%
AIM V.I. Premier Equity Fund                                                                                           0.28%
 Lincoln Choice Plus (1.40% Fee Rate)                           10.16      6.99     4,780,431   33,406,902 (31.23)%
 Lincoln Choice Plus--Annuity Reserves (1.40% Fee Rate)         10.16      6.99         2,674       18,686 (31.23)%
 Lincoln Choice Plus (1.60% Fee Rate)                           10.57      7.25        16,029      116,288 (31.37)%
 Lincoln Choice Plus (1.65% Fee Rate)                           11.32      7.76         5,776       44,847 (31.40)%
 Lincoln Choice Plus Access (1.65% Fee Rate)                     7.30      5.01       337,421    1,689,476 (31.40)%
 Lincoln Choice Plus Access (1.80% Fee Rate)                     7.28      4.99       121,272      604,954 (31.50)%
 Lincoln Choice Plus Access (1.85% Fee Rate)                    10.56      7.23         4,521       32,690 (31.54)%
 Lincoln Choice Plus Bonus (1.60% Fee Rate)                      7.22      4.96       725,094    3,594,428 (31.37)%
 Lincoln Choice Plus Bonus (1.75% Fee Rate)                      7.29      4.99       222,206    1,109,806 (31.47)%
 Lincoln Choice Plus Bonus (1.80% Fee Rate)                     10.56      7.24         2,107       15,244 (31.50)%
AIM V.I. Premier Equity Class II Fund                                                                                  0.68%
 Lincoln Choice Plus II (1.40% Fee Rate)                        11.32      7.77       172,032    1,336,062 (31.41)%
 Lincoln Choice Plus II (1.55% Fee Rate)                        11.32      7.75        58,009      449,617 (31.52)%
 Lincoln Choice Plus II (1.60% Fee Rate)                        11.32      7.75         4,491       34,784 (31.55)%
 Lincoln Choice Plus II (1.65% Fee Rate)                        11.32      7.74         9,833       76,119 (31.59)%
 Lincoln Choice Plus II Access (1.65% Fee Rate)                 11.32      7.74        12,476       96,581 (31.59)%
 Lincoln Choice Plus II Access (1.80% Fee Rate)                 11.84      8.09         7,088       57,338 (31.69)%
 Lincoln Choice Plus II Access (1.85% Fee Rate)                 11.31      7.72           419        3,234 (31.72)%
 Lincoln Choice Plus II Access (1.90% Fee Rate)                 11.84      8.08         6,138       49,582 (31.76)%
 Lincoln Choice Plus II Bonus (1.60% Fee Rate)                  11.32      7.75        97,011      751,452 (31.55)%
 Lincoln Choice Plus II Bonus (1.75% Fee Rate)                  11.84      8.10         6,004       48,607 (31.64)%
 Lincoln Choice Plus II Bonus (1.80% Fee Rate)                  11.31      7.73         5,341       41,264 (31.69)%
 Lincoln Choice Plus II Bonus (1.85% Fee Rate)                  11.31      7.72         5,766       44,513 (31.72)%
 Lincoln Choice Plus II L-Share (1.70% Fee Rate)                11.31      7.74       127,323      984,971 (31.62)%
 Lincoln Choice Plus II L-Share (1.85% Fee Rate)                11.31      7.72        11,040       85,245 (31.72)%
 Lincoln Choice Plus II L-Share (1.90% Fee Rate)                11.31      7.72        14,104      108,820 (31.76)%
 Lincoln Choice Plus II L-Share (1.95% Fee Rate)                11.31      7.71        24,306      187,427 (31.79)%
AVPSF Growth Class B Fund                                                                                                 --
 Lincoln Choice Plus (1.40% Fee Rate)                            6.51      4.61       610,645    2,813,821 (29.26)%
 Lincoln Choice Plus (1.65% Fee Rate)                           11.97      8.45         2,402       20,290 (29.44)%
 Lincoln Choice Plus Access (1.65% Fee Rate)                     6.04      4.26        84,192      358,709 (29.44)%
 Lincoln Choice Plus Access (1.80% Fee Rate)                     6.02      4.24        19,068       80,932 (29.55)%
 Lincoln Choice Plus Access (1.85% Fee Rate)                    10.89      7.67           462        3,547 (29.58)%
 Lincoln Choice Plus Bonus (1.60% Fee Rate)                      6.01      4.24       182,501      774,033 (29.41)%
 Lincoln Choice Plus Bonus (1.75% Fee Rate)                      6.03      4.25        34,217      145,412 (29.51)%
 Lincoln Choice Plus Bonus (1.80% Fee Rate)                     10.89      7.67         7,979       61,238 (29.55)%
AVPSF Growth and Income Class B Fund                                                                                   0.55%
 Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)        12.33      9.45     3,414,919   32,275,646 (23.35)%
 Lincoln Choice Plus and Choice Plus II--Annuity Reserves
   (1.40% Fee Rate)                                             12.33      9.45         6,107       57,716 (23.35)%
 Lincoln Choice Plus and Choice Plus II (1.55% Fee Rate)        11.32      8.67       120,792    1,046,944 (23.46)%
 Lincoln Choice Plus and Choice Plus II (1.60% Fee Rate)        10.35      7.92        52,956      419,297 (23.50)%
 Lincoln Choice Plus and Choice Plus II (1.65% Fee Rate)        11.32      8.66        51,382      444,731 (23.54)%
 Lincoln Choice Plus and Choice Plus II Access (1.65% Fee
   Rate)                                                        10.32      7.89       574,490    4,531,922 (23.54)%
 Lincoln Choice Plus and Choice Plus II Access (1.80% Fee
   Rate)                                                        10.30      7.86       209,246    1,644,794 (23.65)%
 Lincoln Choice Plus and Choice Plus II Access (1.85% Fee
   Rate)                                                        10.34      7.89        19,064      150,453 (23.69)%
 Lincoln Choice Plus and Choice Plus II Access (1.90% Fee
   Rate)                                                        11.31      8.63         9,935       85,710 (23.73)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.60% Fee
   Rate)                                                        10.31      7.88     1,741,321   13,728,781 (23.50)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.75% Fee
   Rate)                                                        10.30      7.87       304,000    2,392,514 (23.62)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.80% Fee
   Rate)                                                        10.34      7.90        47,811      377,570 (23.65)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.85% Fee
   Rate)                                                        11.31      8.63        38,852      335,393 (23.70)%
 Lincoln Choice Plus II L-Share (1.70% Fee Rate)                11.32      8.65       302,480    2,616,823 (23.58)%
 Lincoln Choice Plus II L-Share (1.85% Fee Rate)                11.32      8.63        51,224      442,285 (23.69)%
 Lincoln Choice Plus II L-Share (1.90% Fee Rate)                11.31      8.63        35,865      309,449 (23.73)%
 Lincoln Choice Plus II L-Share (1.95% Fee Rate)                11.31      8.62        44,795      386,278 (23.77)%
AVPSF Premier Growth Class B Fund                                                                                         --
 Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)         7.28      4.97     2,048,957   10,175,939 (31.80)%
 Lincoln Choice Plus and Choice Plus II (1.55% Fee Rate)        11.96      8.14        22,522      183,383 (31.91)%
 Lincoln Choice Plus and Choice Plus II (1.60% Fee Rate)        11.01      7.49         8,628       64,637 (31.94)%

Lincoln Life Variable Annuity Account N

                                                             Unit Value Unit Value                                  Investment
                                                             Beginning  End        Units                  Total     Income
                                                             of Period  of Period  Outstanding Net Assets Return(1) Ratio(2)
------------------------------------------------------------------------------------------------------------------------------
 Lincoln Choice Plus and Choice Plus II (1.65% Fee Rate)       $11.95     $ 8.13       14,934  $  121,416 (31.97)%
 Lincoln Choice Plus and Choice Plus II Access (1.65% Fee
   Rate)                                                         6.28       4.27      305,502   1,305,531 (31.97)%
 Lincoln Choice Plus and Choice Plus II Access (1.80% Fee
   Rate)                                                         6.27       4.26      167,286     712,197 (32.08)%
 Lincoln Choice Plus and Choice Plus II Access (1.85% Fee
   Rate)                                                        11.00       7.47       11,370      84,904 (32.11)%
 Lincoln Choice Plus and Choice Plus II Access (1.90% Fee
   Rate)                                                        11.94       8.10        2,023      16,394 (32.15)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.60% Fee
   Rate)                                                         6.24       4.25      866,809   3,683,847 (31.94)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.75% Fee
   Rate)                                                         6.27       4.26      165,993     707,537 (32.04)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.80% Fee
   Rate)                                                        11.95       8.11       12,587     102,132 (32.08)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.85% Fee
   Rate)                                                        11.95       8.11        4,153      33,677 (32.11)%
 Lincoln Choice Plus II L-Share (1.70% Fee Rate)                11.95       8.13      102,226     830,849 (32.01)%
 Lincoln Choice Plus II L-Share (1.85% Fee Rate)                11.95       8.11       26,799     217,370 (32.11)%
 Lincoln Choice Plus II L-Share (1.90% Fee Rate)                11.95       8.11       11,454      92,849 (32.15)%
 Lincoln Choice Plus II L-Share (1.95% Fee Rate)                11.95       8.10       23,830     193,061 (32.18)%
AVPSF Small Cap Value Class B Fund                                                                                    0.17%
 Lincoln Choice Plus II (1.40% Fee Rate)                        11.88      10.97       98,044   1,075,717  (7.67)%
 Lincoln Choice Plus II (1.55% Fee Rate)                        11.88      10.95       40,190     440,103  (7.81)%
 Lincoln Choice Plus II (1.60% Fee Rate)                        11.88      10.94       10,347     113,233  (7.85)%
 Lincoln Choice Plus II (1.65% Fee Rate)                        11.87      10.94       10,684     116,855  (7.90)%
 Lincoln Choice Plus II Access (1.65% Fee Rate)                 11.87      10.94       17,036     186,297  (7.90)%
 Lincoln Choice Plus II Access (1.80% Fee Rate)                 11.87      10.91        3,925      42,835  (8.04)%
 Lincoln Choice Plus II Access (1.85% Fee Rate)                 11.87      10.91          678       7,393  (8.10)%
 Lincoln Choice Plus II Access (1.90% Fee Rate)                 11.87      10.90        3,258      35,522  (8.13)%
 Lincoln Choice Plus II Bonus (1.60% Fee Rate)                  11.88      10.94       49,605     542,837  (7.86)%
 Lincoln Choice Plus II Bonus (1.75% Fee Rate)                  11.87      10.92        5,272      57,587  (8.00)%
 Lincoln Choice Plus II Bonus (1.80% Fee Rate)                  11.87      10.91        3,983      43,478  (8.05)%
 Lincoln Choice Plus II Bonus (1.85% Fee Rate)                  11.87      10.91        5,724      62,446  (8.08)%
 Lincoln Choice Plus II L-Share (1.70% Fee Rate)                11.87      10.93       47,140     515,237  (7.95)%
 Lincoln Choice Plus II L-Share (1.85% Fee Rate)                11.87      10.91        6,930      75,605  (8.09)%
 Lincoln Choice Plus II L-Share (1.90% Fee Rate)                11.87      10.90        2,104      22,940  (8.14)%
 Lincoln Choice Plus II L-Share (1.95% Fee Rate)                11.87      10.90       21,824     237,792  (8.18)%
AVPSF Technology Class B Fund                                                                                            --
 Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)         5.12       2.94    2,061,891   6,054,290 (42.62)%
 Lincoln Choice Plus and Choice Plus II (1.55% Fee Rate)        12.88       7.38        6,777      50,010 (42.72)%
 Lincoln Choice Plus and Choice Plus II (1.60% Fee Rate)        12.88       7.37        4,550      33,552 (42.73)%
 Lincoln Choice Plus and Choice Plus II (1.65% Fee Rate)        12.87       7.37        1,368      10,083 (42.76)%
 Lincoln Choice Plus and Choice Plus II Access (1.65% Fee
   Rate)                                                         4.87       2.79      165,682     461,961 (42.76)%
 Lincoln Choice Plus and Choice Plus II Access (1.80% Fee
   Rate)                                                         4.86       2.78       62,479     173,564 (42.85)%
 Lincoln Choice Plus and Choice Plus II Access (1.85% Fee
   Rate)                                                        11.55       6.60          322       2,126 (42.88)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.60% Fee
   Rate)                                                         4.81       2.75      512,583   1,411,275 (42.73)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.75% Fee
   Rate)                                                         4.86       2.78      148,192     412,167 (42.82)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.80% Fee
   Rate)                                                        11.55       6.60       18,831     124,273 (42.85)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.85% Fee
   Rate)                                                        12.87       7.35        3,439      25,285 (42.85)%
 Lincoln Choice Plus II L-Share (1.70% Fee Rate)                12.88       7.37       29,090     214,254 (42.80)%
 Lincoln Choice Plus II L-Share (1.85% Fee Rate)                12.87       7.35        1,284       9,436 (42.89)%
 Lincoln Choice Plus II L-Share (1.95% Fee Rate)                12.87       7.34       11,259      82,657 (42.94)%
AFIS Global Small Cap Class 2 Fund                                                                                    0.71%
 Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)         5.95       4.75    1,259,813   5,979,658 (20.18)%
 Lincoln Choice Plus and Choice Plus II (1.55% Fee Rate)        12.51       9.97       32,454     323,543 (20.30)%
 Lincoln Choice Plus and Choice Plus II (1.60% Fee Rate)        11.13       8.87       11,461     101,656 (20.34)%
 Lincoln Choice Plus and Choice Plus II (1.65% Fee Rate)        12.50       9.95        8,288      82,503 (20.38)%
 Lincoln Choice Plus and Choice Plus II Access (1.65% Fee
   Rate)                                                         7.07       5.63      135,673     763,382 (20.38)%
 Lincoln Choice Plus and Choice Plus II Access (1.80% Fee
   Rate)                                                         7.05       5.61       50,384     282,446 (20.50)%
 Lincoln Choice Plus and Choice Plus II Access (1.85% Fee
   Rate)                                                        12.50       9.93          595       5,905 (20.54)%
 Lincoln Choice Plus and Choice Plus II Access (1.90% Fee
   Rate)                                                        12.49       9.92        8,204      81,403 (20.58)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.60% Fee
   Rate)                                                         7.11       5.67      654,314   3,707,942 (20.34)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.75% Fee
   Rate)                                                         7.06       5.61       54,207     304,253 (20.46)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.80% Fee
   Rate)                                                        11.13       8.85       10,143      89,716 (20.50)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.85% Fee
   Rate)                                                        12.50       9.93       14,839     147,335 (20.54)%
 Lincoln Choice Plus II L-Share (1.70% Fee Rate)                12.51       9.95       46,041     458,262 (20.42)%
 Lincoln Choice Plus II L-Share (1.85% Fee Rate)                12.50       9.94       15,646     155,444 (20.54)%
 Lincoln Choice Plus II L-Share (1.90% Fee Rate)                12.50       9.93        7,053      70,019 (20.58)%
 Lincoln Choice Plus II L-Share (1.95% Fee Rate)                12.50       9.92       16,621     164,883 (20.62)%

Lincoln Life Variable Annuity Account N

                                                             Unit Value Unit Value                                   Investment
                                                             Beginning  End        Units                   Total     Income
                                                             of Period  of Period  Outstanding Net Assets  Return(1) Ratio(2)
-------------------------------------------------------------------------------------------------------------------------------
AFIS Growth Class 2 Fund                                                                                               0.04%
 Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)         7.82       5.83   10,156,845   59,177,652 (25.51)%
 Lincoln Choice Plus and Choice Plus II--Annuity
   Reserves (1.40% Fee Rate)                                     7.82       5.83       23,307      135,794 (25.51)%
 Lincoln Choice Plus and Choice Plus II (1.55% Fee Rate)        12.32       9.16      224,971    2,061,634 (25.62)%
 Lincoln Choice Plus and Choice Plus II (1.60% Fee Rate)        10.82       8.04      140,433    1,129,642 (25.65)%
 Lincoln Choice Plus and Choice Plus II (1.65% Fee Rate)        12.31       9.15      106,905      978,276 (25.69)%
 Lincoln Choice Plus and Choice Plus II Access (1.65% Fee
   Rate)                                                         7.22       5.37    1,812,130    9,727,408 (25.69)%
 Lincoln Choice Plus and Choice Plus II Access (1.80% Fee
   Rate)                                                         7.21       5.35      558,992    2,989,817 (25.80)%
 Lincoln Choice Plus and Choice Plus II Access (1.85% Fee
   Rate)                                                        10.81       8.02       26,361      211,358 (25.84)%
 Lincoln Choice Plus and Choice Plus II Access (1.90% Fee
   Rate)                                                        12.31       9.12       48,122      438,912 (25.88)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.60% Fee
   Rate)                                                         7.16       5.32    4,725,818   25,149,723 (25.65)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.75% Fee
   Rate)                                                         7.21       5.36      752,187    4,028,082 (25.77)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.80% Fee
   Rate)                                                        10.81       8.02      132,605    1,063,882 (25.80)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.85% Fee
   Rate)                                                        12.31       9.13      128,613    1,173,866 (25.84)%
 Lincoln Choice Plus II L-Share (1.70% Fee Rate)                12.32       9.15      768,904    7,033,371 (25.73)%
 Lincoln Choice Plus II L-Share (1.85% Fee Rate)                12.31       9.13      155,244    1,417,355 (25.84)%
 Lincoln Choice Plus II L-Share (1.90% Fee Rate)                12.31       9.12      121,978    1,112,891 (25.88)%
 Lincoln Choice Plus II L-Share (1.95% Fee Rate)                12.31       9.12      107,563      980,713 (25.92)%
AFIS Growth-Income Class 2 Fund                                                                                        1.32%
 Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)        11.41       9.18    7,544,570   69,296,294 (19.48)%
 Lincoln Choice Plus and Choice Plus II--Annuity
   Reserves (1.40% Fee Rate)                                    11.41       9.18       17,553      161,224 (19.48)%
 Lincoln Choice Plus and Choice Plus II (1.55% Fee Rate)        11.32       9.10      333,021    3,030,938 (19.60)%
 Lincoln Choice Plus and Choice Plus II (1.60% Fee Rate)        10.53       8.47      279,474    2,365,930 (19.64)%
 Lincoln Choice Plus and Choice Plus II (1.65% Fee Rate)        11.31       9.09      198,565    1,804,505 (19.68)%
 Lincoln Choice Plus and Choice Plus II Access (1.65% Fee
   Rate)                                                        10.53       8.46    1,792,422   15,156,739 (19.68)%
 Lincoln Choice Plus and Choice Plus II Access (1.80% Fee
   Rate)                                                        10.51       8.43      773,216    6,514,761 (19.80)%
 Lincoln Choice Plus and Choice Plus II Access (1.85% Fee
   Rate)                                                        10.53       8.44       42,060      354,907 (19.84)%
 Lincoln Choice Plus and Choice Plus II Access (1.90% Fee
   Rate)                                                        11.31       9.06      140,705    1,274,717 (19.88)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.60% Fee
   Rate)                                                        10.53       8.46    2,824,001   23,887,599 (19.64)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.75% Fee
   Rate)                                                        10.51       8.44      726,525    6,128,905 (19.76)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.80% Fee
   Rate)                                                        10.53       8.44      111,514      941,568 (19.80)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.85% Fee
   Rate)                                                        11.31       9.07      158,075    1,432,970 (19.84)%
 Lincoln Choice Plus II L-Share (1.70% Fee Rate)                11.31       9.08    1,250,728   11,360,436 (19.72)%
 Lincoln Choice Plus II L-Share (1.85% Fee Rate)                11.31       9.07      234,818    2,128,954 (19.84)%
 Lincoln Choice Plus II L-Share (1.90% Fee Rate)                11.31       9.06      154,594    1,400,671 (19.88)%
 Lincoln Choice Plus II L-Share (1.95% Fee Rate)                11.31       9.05      166,331    1,505,962 (19.92)%
AFIS International Class 2 Fund                                                                                        1.46%
 Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)         5.41       4.54    4,552,979   20,673,242 (16.03)%
 Lincoln Choice Plus and Choice Plus II--Annuity
   Reserves (1.40% Fee Rate)                                     5.41       4.54        1,425        6,470 (16.03)%
 Lincoln Choice Plus and Choice Plus II (1.55% Fee Rate)        10.85       9.09      127,984    1,163,883 (16.15)%
 Lincoln Choice Plus and Choice Plus II (1.60% Fee Rate)        10.22       8.57       26,017      222,913 (16.20)%
 Lincoln Choice Plus and Choice Plus II (1.65% Fee Rate)        10.84       9.08       45,443      412,632 (16.24)%
 Lincoln Choice Plus and Choice Plus II Access (1.65% Fee
   Rate)                                                         6.17       5.17      814,687    4,210,128 (16.24)%
 Lincoln Choice Plus and Choice Plus II Access (1.80% Fee
   Rate)                                                         6.16       5.15      227,357    1,170,554 (16.36)%
 Lincoln Choice Plus and Choice Plus II Access (1.85% Fee
   Rate)                                                        10.22       8.54       13,421      114,624 (16.40)%
 Lincoln Choice Plus and Choice Plus II Access (1.90% Fee
   Rate)                                                        10.83       9.05       11,164      101,067 (16.45)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.60% Fee
   Rate)                                                         6.20       5.20    1,646,871    8,557,543 (16.20)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.75% Fee
   Rate)                                                         6.16       5.15      281,784    1,452,525 (16.32)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.80% Fee
   Rate)                                                        10.22       8.55       39,846      340,521 (16.36)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.85% Fee
   Rate)                                                        10.84       9.06       27,052      245,028 (16.40)%
 Lincoln Choice Plus II L-Share (1.70% Fee Rate)                10.84       9.08      224,879    2,041,077 (16.28)%
 Lincoln Choice Plus II L-Share (1.85% Fee Rate)                10.84       9.06       51,713      468,540 (16.40)%
 Lincoln Choice Plus II L-Share (1.90% Fee Rate)                10.84       9.05       31,618      286,256 (16.45)%
 Lincoln Choice Plus II L-Share (1.95% Fee Rate)                10.83       9.05       52,608      475,989 (16.49)%
Delaware VIP Devon Series                                                                                              0.98%
 Lincoln Choice Plus (1.40% Fee Rate)                            7.12       5.45      423,518    2,308,602 (23.44)%
 Lincoln Choice Plus--Annuity Reserves (1.40% Fee Rate)          7.12       5.45        2,783       15,170 (23.44)%
Delaware VIP Emerging Markets Series                                                                                   2.34%
 Lincoln Choice Plus (1.40% Fee Rate)                           10.60      10.99      266,328    2,927,315    3.71%
 Lincoln Choice Plus--Annuity Reserves (1.40% Fee Rate)         10.60      10.99        1,025       11,265    3.71%
 Lincoln Choice Plus (1.60% Fee Rate)                          $11.48     $11.89          355  $     4,216    3.50%

Lincoln Life Variable Annuity Account N

                                                             Unit Value Unit Value                                  Investment
                                                             Beginning  End        Units                  Total     Income
                                                             of Period  of Period  Outstanding Net Assets Return(1) Ratio(2)
------------------------------------------------------------------------------------------------------------------------------
Delaware VIP Emerging Markets Service Class Series                                                                    3.18%
 Lincoln Choice Plus Access (1.65% Fee Rate)                    8.54       8.83         2,489      21,973    3.31%
 Lincoln Choice Plus Access (1.80% Fee Rate)                    8.53       8.80         5,130      45,124    3.15%
 Lincoln Choice Plus Bonus (1.60% Fee Rate)                     8.54       8.83        44,788     395,384    3.36%
 Lincoln Choice Plus Bonus (1.75% Fee Rate)                     8.54       8.81        12,655     111,474    3.21%
 Lincoln Choice Plus Bonus (1.80% Fee Rate)                    10.42      10.74            91         977    3.15%
Delaware VIP High Yield Series                                                                                        9.65%
 Lincoln Choice Plus (1.40% Fee Rate)                           7.47       7.50     1,718,655  12,896,749    0.42%
 Lincoln Choice Plus--Annuity Reserves (1.40% Fee Rate)         7.47       7.50         1,600      12,004    0.42%
 Lincoln Choice Plus (1.60% Fee Rate)                          10.33      10.35           747       7,738    0.22%
 Lincoln Choice Plus (1.65% Fee Rate)                          10.33      10.34           469       4,854    0.15%
Delaware VIP High Yield Service Class Series                                                                          8.35%
 Lincoln Choice Plus II (1.40% Fee Rate)                       10.32      10.34       152,865   1,580,755    0.23%
 Lincoln Choice Plus II (1.55% Fee Rate)                       10.31      10.32        23,728     244,919    0.08%
 Lincoln Choice Plus II (1.60% Fee Rate)                       10.31      10.31         1,990      20,525    0.03%
 Lincoln Choice Plus II (1.65% Fee Rate)                       10.31      10.31        13,285     136,937  (0.01)%
 Lincoln Choice Plus and Choice Plus II Access (1.65% Fee
   Rate)                                                        8.43       8.42       224,156   1,888,441  (0.02)%
 Lincoln Choice Plus and Choice Plus II Access (1.80% Fee
   Rate)                                                        8.41       8.39        77,620     651,416  (0.17)%
 Lincoln Choice Plus and Choice Plus II Access (1.85% Fee
   Rate)                                                        9.94       9.92         9,008      89,374  (0.22)%
 Lincoln Choice Plus and Choice Plus II Access (1.90% Fee
   Rate)                                                       10.30      10.27        13,510     138,816  (0.27)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.60% Fee
   Rate)                                                        8.43       8.43       471,571   3,977,730    0.03%
 Lincoln Choice Plus and Choice Plus II Bonus (1.75% Fee
   Rate)                                                        8.41       8.40       197,076   1,655,993  (0.12)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.80% Fee
   Rate)                                                        9.94       9.93        21,145     209,933  (0.17)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.85% Fee
   Rate)                                                       10.30      10.28        18,786     193,172  (0.21)%
 Lincoln Choice Plus II L-Share (1.70% Fee Rate)               10.31      10.30       110,659   1,139,941  (0.07)%
 Lincoln Choice Plus II L-Share (1.85% Fee Rate)               10.30      10.28        27,366     281,367  (0.22)%
 Lincoln Choice Plus II L-Share (1.90% Fee Rate)               10.30      10.28         3,406      35,008  (0.25)%
 Lincoln Choice Plus II L-Share (1.95% Fee Rate)               10.30      10.27        16,654     171,022  (0.32)%
Delaware VIP International Equity Series                                                                              2.22%
 Lincoln Choice Plus (1.40% Fee Rate)                           9.86       8.71       156,924   1,367,341 (11.65)%
 Lincoln Choice Plus (1.65% Fee Rate)                          10.96       9.66           936       9,041 (11.87)%
Delaware VIP Large Cap Value Series                                                                                   1.60%
 Lincoln Choice Plus (1.40% Fee Rate)                           9.97       7.99     1,340,432  10,714,463 (19.81)%
 Lincoln Choice Plus--Annuity Reserves (1.40% Fee Rate)         9.97       7.99         4,005      32,013 (19.81)%
 Lincoln Choice Plus (1.60% Fee Rate)                          10.33       8.26         7,725      63,845 (19.97)%
Delaware VIP Large Cap Value Class Series                                                                             1.01%
 Lincoln Choice Plus II (1.40% Fee Rate)                       11.11       8.89        35,542     316,073 (19.94)%
 Lincoln Choice Plus II (1.55% Fee Rate)                       11.10       8.88        17,097     151,735 (20.06)%
 Lincoln Choice Plus II (1.60% Fee Rate)                       11.10       8.87           895       7,936 (20.10)%
 Lincoln Choice Plus II (1.65% Fee Rate)                       11.10       8.86         3,138      27,814 (20.14)%
 Lincoln Choice Plus and Choice Plus II Access--Annuity
   Reserves (1.40% Fee Rate)                                   10.95       8.77         1,602      14,049 (19.93)%
 Lincoln Choice Plus and Choice Plus II Access (1.65% Fee
   Rate)                                                       10.91       8.71        84,993     740,434 (20.14)%
 Lincoln Choice Plus and Choice Plus II Access (1.80% Fee
   Rate)                                                       10.89       8.68         8,919      77,424 (20.26)%
 Lincoln Choice Plus and Choice Plus II Access (1.85% Fee
   Rate)                                                       10.31       8.22           655       5,385 (20.30)%
 Lincoln Choice Plus and Choice Plus II Access (1.90% Fee
   Rate)                                                       11.09       8.83         3,033      26,798 (20.34)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.60% Fee
   Rate)                                                       10.88       8.69       285,697   2,483,476 (20.10)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.75% Fee
   Rate)                                                       10.89       8.69        98,096     852,618 (20.22)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.80% Fee
   Rate)                                                       10.31       8.22        15,993     131,539 (20.26)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.85% Fee
   Rate)                                                       11.09       8.84        10,760      95,100 (20.31)%
 Lincoln Choice Plus II L-Share (1.70% Fee Rate)               11.10       8.86        26,682     236,318 (20.19)%
 Lincoln Choice Plus II L-Share (1.85% Fee Rate)               11.09       8.84         1,791      15,832 (20.32)%
 Lincoln Choice Plus II L-Share (1.90% Fee Rate)               11.09       8.83           968       8,550 (20.35)%
 Lincoln Choice Plus II L-Share (1.95% Fee Rate)               11.09       8.83         1,843      16,272 (20.39)%
Delaware VIP REIT Series                                                                                              1.84%
 Lincoln Choice Plus (1.40% Fee Rate)                          13.50      13.92     1,281,139  17,827,275    3.07%
 Lincoln Choice Plus--Annuity Reserves (1.40% Fee Rate)        13.50      13.92        12,222     170,070    3.07%
 Lincoln Choice Plus (1.60% Fee Rate)                          10.73      11.04         9,298     102,666    2.86%
 Lincoln Choice Plus (1.65% Fee Rate)                          10.71      11.01           403       4,441    2.82%
Delaware VIP REIT Service Class Series                                                                                1.57%
 Lincoln Choice Plus II (1.40% Fee Rate)                       10.71      11.02       228,581   2,520,095    2.93%
 Lincoln Choice Plus II (1.55% Fee Rate)                       10.71      11.01        63,264     696,257    2.77%
 Lincoln Choice Plus II (1.60% Fee Rate)                       10.71      11.00        10,880     119,646    2.71%

Lincoln Life Variable Annuity Account N

                                                             Unit Value Unit Value                                   Investment
                                                             Beginning  End        Units                   Total     Income
                                                             of Period  of Period  Outstanding Net Assets  Return(1) Ratio(2)
-------------------------------------------------------------------------------------------------------------------------------
 Lincoln Choice Plus II (1.65% Fee Rate)                       $10.70     $10.99       17,768  $   195,260    2.67%
 Lincoln Choice Plus and Choice Plus II Access (1.65% Fee
   Rate)                                                        11.44      11.75      138,196    1,623,477    2.67%
 Lincoln Choice Plus and Choice Plus II Access (1.80% Fee
   Rate)                                                        11.42      11.71       93,232    1,091,315    2.52%
 Lincoln Choice Plus and Choice Plus II Access (1.85% Fee
   Rate)                                                        10.38      10.63       10,229      108,771    2.46%
 Lincoln Choice Plus and Choice Plus II Access (1.90% Fee
   Rate)                                                        10.70      10.95       31,804      348,382    2.40%
 Lincoln Choice Plus and Choice Plus II Bonus (1.60% Fee
   Rate)                                                        11.42      11.73      628,702    7,373,816    2.72%
 Lincoln Choice Plus and Choice Plus II Bonus (1.75% Fee
   Rate)                                                        11.43      11.72      123,137    1,443,169    2.57%
 Lincoln Choice Plus and Choice Plus II Bonus (1.80% Fee
   Rate)                                                        10.38      10.64       19,864      211,363    2.52%
 Lincoln Choice Plus and Choice Plus II Bonus (1.85% Fee
   Rate)                                                        10.70      10.96      101,419    1,111,697    2.46%
 Lincoln Choice Plus II L-Share (1.70% Fee Rate)                10.70      10.98      110,382    1,212,363    2.62%
 Lincoln Choice Plus II L-Share (1.85% Fee Rate)                10.70      10.97       35,062      384,475    2.48%
 Lincoln Choice Plus II L-Share (1.90% Fee Rate)                10.70      10.96        8,505       93,176    2.40%
 Lincoln Choice Plus II L-Share (1.95% Fee Rate)                10.70      10.95       21,614      236,670    2.37%
Delaware VIP Select Growth Series                                                                                         --
 Lincoln Choice Plus (1.40% Fee Rate)                            5.43       3.61    1,790,240    6,463,429 (33.47)%
 Lincoln Choice Plus (1.60% Fee Rate)                           12.22       8.12        2,185       17,733 (33.60)%
Delaware VIP Select Growth Service Class Series                                                                           --
 Lincoln Choice Plus Access (1.65% Fee Rate)                     5.62       3.73      148,731      554,369 (33.71)%
 Lincoln Choice Plus Access (1.80% Fee Rate)                     5.61       3.71       33,303      123,672 (33.81)%
 Lincoln Choice Plus Access (1.85% Fee Rate)                    12.22       8.08        1,373       11,103 (33.85)%
 Lincoln Choice Plus Bonus (1.60% Fee Rate)                      5.63       3.73      355,931    1,328,316 (33.68)%
 Lincoln Choice Plus Bonus (1.75% Fee Rate)                      5.61       3.72      162,993      606,044 (33.78)%
 Lincoln Choice Plus Bonus (1.80% Fee Rate)                     10.98       7.27        3,273       23,783 (33.81)%
Delaware VIP Small Cap Value Series                                                                                    0.48%
 Lincoln Choice Plus (1.40% Fee Rate)                           12.65      11.77    1,861,906   21,920,350  (6.92)%
 Lincoln Choice Plus--Annuity Reserves (1.40% Fee Rate)         12.65      11.77        2,700       31,782  (6.92)%
 Lincoln Choice Plus (1.60% Fee Rate)                           10.99      10.21        6,588       67,271  (7.10)%
 Lincoln Choice Plus (1.65% Fee Rate)                           11.80      10.96        3,651       40,009  (7.15)%
Delaware VIP Small Cap Service Class Series                                                                            0.27%
 Lincoln Choice Plus II (1.40% Fee Rate)                        11.81      10.98      298,816    3,279,737  (7.04)%
 Lincoln Choice Plus II (1.55% Fee Rate)                        11.80      10.95       70,903      776,710  (7.18)%
 Lincoln Choice Plus II (1.60% Fee Rate)                        11.80      10.95       15,201      166,412  (7.22)%
 Lincoln Choice Plus II (1.65% Fee Rate)                        11.80      10.94       27,748      303,566  (7.27)%
 Lincoln Choice Plus and Choice Plus II Access (1.65% Fee
   Rate)                                                        13.01      12.06      241,774    2,915,935  (7.27)%
 Lincoln Choice Plus and Choice Plus II Access (1.80% Fee
   Rate)                                                        12.98      12.02      135,786    1,632,019  (7.41)%
 Lincoln Choice Plus and Choice Plus II Access (1.85% Fee
   Rate)                                                        10.98      10.16       14,916      151,546  (7.45)%
 Lincoln Choice Plus and Choice Plus II Access (1.90% Fee
   Rate)                                                        11.79      10.90       32,238      351,528  (7.50)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.60% Fee
   Rate)                                                        12.94      12.00      756,089    9,075,861  (7.22)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.75% Fee
   Rate)                                                        12.99      12.03      142,656    1,716,562  (7.36)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.80% Fee
   Rate)                                                        10.98      10.17       55,075      559,846  (7.41)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.85% Fee
   Rate)                                                        11.79      10.91       35,018      382,095  (7.45)%
 Lincoln Choice Plus II L-Share (1.70% Fee Rate)                11.80      10.94      204,992    2,241,612  (7.31)%
 Lincoln Choice Plus II L-Share (1.85% Fee Rate)                11.79      10.91       48,914      533,880  (7.45)%
 Lincoln Choice Plus II L-Share (1.90% Fee Rate)                11.79      10.91       17,294      188,620  (7.50)%
 Lincoln Choice Plus II L-Share (1.95% Fee Rate)                11.79      10.90       20,390      222,255  (7.54)%
Delaware VIP Social Awareness Series                                                                                   0.40%
 Lincoln Choice Plus (1.40% Fee Rate)                            9.46       7.20      575,383    4,142,048 (23.92)%
 Lincoln Choice Plus (1.60% Fee Rate)                           11.54       8.76          211        1,850 (24.08)%
Delaware VIP Social Awareness Service Class Series                                                                     0.21%
 Lincoln Choice Plus Access (1.65% Fee Rate)                     7.81       5.92       19,880      117,630 (24.25)%
 Lincoln Choice Plus Access (1.80% Fee Rate)                     7.79       5.90        9,665       56,979 (24.36)%
 Lincoln Choice Plus Bonus (1.60% Fee Rate)                      7.82       5.92       62,095      367,867 (24.21)%
 Lincoln Choice Plus Bonus (1.75% Fee Rate)                      7.80       5.90        8,023       47,351 (24.32)%
 Lincoln Choice Plus Bonus (1.80% Fee Rate)                     11.53       8.72        2,773       24,188 (24.36)%
Delaware VIP Trend Series                                                                                                 --
 Lincoln Choice Plus (1.40% Fee Rate)                           13.98      11.04    2,899,947   32,016,684 (21.05)%
 Lincoln Choice Plus--Annuity Reserves (1.40% Fee Rate)         13.98      11.04        7,807       86,191 (21.05)%
 Lincoln Choice Plus (1.60% Fee Rate)                           11.35       8.94        6,334       56,638 (21.21)%
 Lincoln Choice Plus (1.65% Fee Rate)                           12.79      10.07        2,643       26,627 (21.26)%
Delaware VIP Trend Service Class Series                                                                                   --
 Lincoln Choice Plus II (1.40% Fee Rate)                        12.80      10.09      229,237    2,313,054 (21.18)%
 Lincoln Choice Plus II (1.55% Fee Rate)                        12.79      10.07       47,154      474,844 (21.30)%

Lincoln Life Variable Annuity Account N

                                                             Unit Value Unit Value                                   Investment
                                                             Beginning  End        Units                   Total     Income
                                                             of Period  of Period  Outstanding Net Assets  Return(1) Ratio(2)
-------------------------------------------------------------------------------------------------------------------------------
 Lincoln Choice Plus II (1.60% Fee Rate)                       $12.79     $10.06        9,746  $    98,093 (21.34)%
 Lincoln Choice Plus II (1.65% Fee Rate)                        12.79      10.06       15,098      151,848 (21.37)%
 Lincoln Choice Plus and Choice Plus II Access (1.65% Fee
   Rate)                                                         6.45       5.07      493,852    2,506,284 (21.37)%
 Lincoln Choice Plus and Choice Plus II Access (1.80% Fee
   Rate)                                                         6.44       5.06      162,186      820,030 (21.49)%
 Lincoln Choice Plus and Choice Plus II Access (1.85% Fee
   Rate)                                                        12.21       9.58       10,250       98,183 (21.53)%
 Lincoln Choice Plus and Choice Plus II Access (1.90% Fee
   Rate)                                                        12.78      10.02        6,847       68,625 (21.57)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.60% Fee
   Rate)                                                         6.46       5.08    1,960,724    9,962,848 (21.33)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.75% Fee
   Rate)                                                         6.45       5.06      290,747    1,471,889 (21.45)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.80% Fee
   Rate)                                                        11.34       8.90       47,913      426,431 (21.49)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.85% Fee
   Rate)                                                        12.78      10.03       13,329      133,690 (21.53)%
 Lincoln Choice Plus II L-Share (1.70% Fee Rate)                12.79      10.05      124,838    1,254,953 (21.41)%
 Lincoln Choice Plus II L-Share (1.85% Fee Rate)                12.79      10.03       49,327      494,911 (21.53)%
 Lincoln Choice Plus II L-Share (1.90% Fee Rate)                12.79      10.03       14,163      142,016 (21.57)%
 Lincoln Choice Plus II L-Share (1.95% Fee Rate)                12.78      10.02       19,453      194,940 (21.61)%
Delaware VIP U.S. Growth Service Class Series                                                                          0.04%
 Lincoln Choice Plus II (1.40% Fee Rate)                        11.65       8.13        6,776       55,068 (30.26)%
 Lincoln Choice Plus II (1.55% Fee Rate)                        11.65       8.11        3,126       25,352 (30.36)%
 Lincoln Choice Plus II (1.65% Fee Rate)                        11.64       8.10        2,128       17,238 (30.43)%
 Lincoln Choice Plus II Access (1.65% Fee Rate)                 11.64       8.10        1,386       11,228 (30.43)%
 Lincoln Choice Plus II Bonus (1.60% Fee Rate)                  11.64       8.11       38,974      316,009 (30.39)%
 Lincoln Choice Plus II Bonus (1.75% Fee Rate)                  11.64       8.09        6,428       51,994 (30.51)%
 Lincoln Choice Plus II Bonus (1.80% Fee Rate)                  11.64       8.08        2,269       18,342 (30.54)%
 Lincoln Choice Plus II Bonus (1.85% Fee Rate)                  11.64       8.08        2,993       24,182 (30.57)%
 Lincoln Choice Plus II L-Share (1.70% Fee Rate)                11.64       8.10        9,613       77,831 (30.46)%
 Lincoln Choice Plus II L-Share (1.90% Fee Rate)                11.63       8.07          680        5,492 (30.60)%
Dreyfus Small Cap Portfolio                                                                                            0.05%
 Lincoln Choice Plus (1.40% Fee Rate)                           13.46      10.73      238,322    2,558,154 (20.25)%
 Lincoln Choice Plus--Annuity Reserves (1.40% Fee Rate)         13.46      10.73        1,228       13,180 (20.25)%
Fidelity VIP Contrafund Service Class 2 Portfolio                                                                      0.17%
 Lincoln Choice Plus II (1.40% Fee Rate)                        10.95       9.76      120,958    1,180,247 (10.86)%
 Lincoln Choice Plus II (1.55% Fee Rate)                        10.94       9.74       17,420      169,625 (11.00)%
 Lincoln Choice Plus II (1.60% Fee Rate)                        10.94       9.73        3,246       31,578 (11.05)%
 Lincoln Choice Plus II (1.65% Fee Rate)                        10.94       9.72        4,258       41,408 (11.09)%
 Lincoln Choice Plus II Access (1.65% Fee Rate)                 10.94       9.73       25,501      248,013 (11.08)%
 Lincoln Choice Plus II Access (1.80% Fee Rate)                 10.93       9.71       24,003      233,020 (11.22)%
 Lincoln Choice Plus II Access (1.85% Fee Rate)                 10.93       9.70          588        5,706 (11.27)%
 Lincoln Choice Plus II Access (1.90% Fee Rate)                 10.93       9.69       15,272      148,048 (11.31)%
 Lincoln Choice Plus II Bonus (1.60% Fee Rate)                  10.94       9.73       97,816      951,937 (11.04)%
 Lincoln Choice Plus II Bonus (1.75% Fee Rate)                  10.94       9.72       11,396      110,709 (11.16)%
 Lincoln Choice Plus II Bonus (1.80% Fee Rate)                  10.94       9.71        8,289       80,466 (11.22)%
 Lincoln Choice Plus II Bonus (1.85% Fee Rate)                  10.93       9.70       10,315      100,052 (11.27)%
 Lincoln Choice Plus II L-Share (1.70% Fee Rate)                10.94       9.72       68,665      667,434 (11.13)%
 Lincoln Choice Plus II L-Share (1.85% Fee Rate)                10.93       9.70        3,940       38,228 (11.26)%
 Lincoln Choice Plus II L-Share (1.90% Fee Rate)                10.93       9.69          617        5,983 (11.33)%
 Lincoln Choice Plus II L-Share (1.95% Fee Rate)                10.93       9.69       18,325      177,522 (11.36)%
Fidelity VIP Equity Income Portfolio                                                                                   1.70%
 Lincoln Choice Plus (1.40% Fee Rate)                           10.61       8.69    3,153,204   27,396,747 (18.10)%
 Lincoln Choice Plus--Annuity Reserves (1.40% Fee Rate)         10.61       8.69        7,401       64,307 (18.10)%
 Lincoln Choice Plus (1.60% Fee Rate)                           10.30       8.42       23,975      201,919 (18.27)%
 Lincoln Choice Plus (1.65% Fee Rate)                           11.11       9.07        7,007       63,567 (18.31)%
Fidelity VIP Equity Income Service Class 2 Portfolio                                                                   1.10%
 Lincoln Choice Plus II (1.40% Fee Rate)                        11.11       9.07      224,894    2,040,625 (18.31)%
 Lincoln Choice Plus II (1.55% Fee Rate)                        11.10       9.06       22,389      202,758 (18.43)%
 Lincoln Choice Plus II (1.60% Fee Rate)                        11.10       9.05        2,509       22,705 (18.47)%
 Lincoln Choice Plus II (1.65% Fee Rate)                        11.10       9.04       20,996      189,891 (18.51)%
 Lincoln Choice Plus and Choice Plus II Access (1.65% Fee
   Rate)                                                        10.12       8.25      181,058    1,493,737 (18.51)%
 Lincoln Choice Plus and Choice Plus II Access (1.80% Fee
   Rate)                                                        10.10       8.22       70,057      575,905 (18.63)%
 Lincoln Choice Plus and Choice Plus II Access (1.85% Fee
   Rate)                                                        10.28       8.36       11,944       99,907 (18.67)%
 Lincoln Choice Plus and Choice Plus II Access (1.90% Fee
   Rate)                                                        11.09       9.01        4,235       38,166 (18.71)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.60% Fee
   Rate)                                                        10.13       8.26      467,261    3,859,658 (18.47)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.75% Fee
   Rate)                                                        10.11       8.23      180,990    1,489,777 (18.59)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.80% Fee
   Rate)                                                        10.29       8.37       32,899      275,361 (18.63)%

Lincoln Life Variable Annuity Account N

                                                             Unit Value Unit Value                                   Investment
                                                             Beginning  End        Units                   Total     Income
                                                             of Period  of Period  Outstanding Net Assets  Return(1) Ratio(2)
-------------------------------------------------------------------------------------------------------------------------------
 Lincoln Choice Plus and Choice Plus II Bonus (1.85% Fee
   Rate)                                                       $11.09     $9.02        31,759  $   286,475 (18.68)%
 Lincoln Choice Plus II L-Share (1.70% Fee Rate)                11.10      9.04       115,012    1,039,632 (18.55)%
 Lincoln Choice Plus II L-Share (1.85% Fee Rate)                11.09      9.02        23,373      210,872 (18.67)%
 Lincoln Choice Plus II L-Share (1.90% Fee Rate)                11.09      9.02         4,747       42,799 (18.71)%
 Lincoln Choice Plus II L-Share (1.95% Fee Rate)                11.09      9.01        17,159      154,592 (18.76)%
Fidelity VIP Growth Portfolio                                                                                          0.28%
 Lincoln Choice Plus (1.40% Fee Rate)                           10.24      7.05     3,532,662   24,921,659 (31.08)%
 Lincoln Choice Plus--Annuity Reserves (1.40% Fee Rate)         10.24      7.05        19,105      134,780 (31.08)%
 Lincoln Choice Plus (1.60% Fee Rate)                           11.43      7.86         2,953       23,208 (31.22)%
 Lincoln Choice Plus (1.65% Fee Rate)                           11.78      8.10         7,095       57,459 (31.25)%
Fidelity VIP Growth Service Class 2 Portfolio                                                                          0.13%
 Lincoln Choice Plus II (1.40% Fee Rate)                        11.78      8.10        83,967      680,039 (31.27)%
 Lincoln Choice Plus II (1.55% Fee Rate)                        11.78      8.08         6,119       49,462 (31.37)%
 Lincoln Choice Plus II (1.60% Fee Rate)                        11.78      8.08         2,318       18,722 (31.41)%
 Lincoln Choice Plus II (1.65% Fee Rate)                        11.77      8.07         3,523       28,441 (31.44)%
 Lincoln Choice Plus and Choice Plus II Access--Annuity
   Reserves (1.40% Fee Rate)                                     6.78      4.66         2,715       12,642 (31.27)%
 Lincoln Choice Plus and Choice Plus II Access (1.65% Fee
   Rate)                                                         6.75      4.63       147,883      684,747 (31.44)%
 Lincoln Choice Plus and Choice Plus II Access (1.80% Fee
   Rate)                                                         6.74      4.61        20,334       93,810 (31.54)%
 Lincoln Choice Plus and Choice Plus II Access (1.85% Fee
   Rate)                                                        10.69      7.31         2,581       18,871 (31.58)%
 Lincoln Choice Plus and Choice Plus II Access (1.90% Fee
   Rate)                                                        11.76      8.05         5,276       42,445 (31.61)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.60% Fee
   Rate)                                                         6.76      4.64       714,327    3,311,786 (31.40)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.75% Fee
   Rate)                                                         6.74      4.62       153,577      709,362 (31.51)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.80% Fee
   Rate)                                                        10.69      7.32        34,213      250,344 (31.54)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.85% Fee
   Rate)                                                        11.77      8.05         7,433       59,838 (31.58)%
 Lincoln Choice Plus II L-Share (1.70% Fee Rate)                11.77      8.07        37,946      306,134 (31.48)%
 Lincoln Choice Plus II L-Share (1.85% Fee Rate)                11.77      8.05           933        7,509 (31.58)%
 Lincoln Choice Plus II L-Share (1.90% Fee Rate)                11.77      8.05           683        5,496 (31.61)%
 Lincoln Choice Plus II L-Share (1.95% Fee Rate)                11.77      8.04         2,993       24,069 (31.65)%
Fidelity VIP Growth Opportunities Portfolio                                                                            1.22%
 Lincoln Choice Plus (1.40% Fee Rate)                            7.37      5.68     1,577,888    8,960,491 (22.93)%
 Lincoln Choice Plus--Annuity Reserves (1.40% Fee Rate)          7.37      5.68        40,931      232,441 (22.93)%
Fidelity VIP Growth Opportunities Service Class 2 Portfolio                                                            0.85%
 Lincoln Choice Plus Access (1.65% Fee Rate)                     7.12      5.46        15,695       85,757 (23.29)%
 Lincoln Choice Plus Access (1.80% Fee Rate)                     7.11      5.44         2,012       10,954 (23.40)%
 Lincoln Choice Plus Bonus (1.60% Fee Rate)                      7.13      5.47        58,366      319,348 (23.25)%
 Lincoln Choice Plus Bonus (1.75% Fee Rate)                      7.11      5.45         9,424       51,365 (23.36)%
 Lincoln Choice Plus Bonus (1.80% Fee Rate)                     11.34      8.68           362        3,146 (23.41)%
Fidelity VIP Overseas Portfolio                                                                                        0.84%
 Lincoln Choice Plus (1.40% Fee Rate)                            8.81      6.93       723,477    5,011,165 (21.39)%
 Lincoln Choice Plus--Annuity Reserves (1.40% Fee Rate)          8.81      6.93        21,269      147,321 (21.39)%
 Lincoln Choice Plus (1.60% Fee Rate)                           10.87      8.53           166        1,413 (21.55)%
Fidelity VIP Overseas Service Class 2 Portfolio                                                                        0.36%
 Lincoln Choice Plus II (1.40% Fee Rate)                        10.91      8.56        22,512      192,633 (21.57)%
 Lincoln Choice Plus II (1.55% Fee Rate)                        10.90      8.54         7,982       68,163 (21.68)%
 Lincoln Choice Plus II (1.60% Fee Rate)                        10.90      8.53           157        1,336 (21.73)%
 Lincoln Choice Plus II (1.65% Fee Rate)                        10.90      8.53           302        2,577 (21.77)%
 Lincoln Choice Plus and Choice Plus II Access (1.65% Fee
   Rate)                                                         6.67      5.22        36,468      190,306 (21.76)%
 Lincoln Choice Plus and Choice Plus II Access (1.80% Fee
   Rate)                                                         6.65      5.20         7,499       38,989 (21.88)%
 Lincoln Choice Plus and Choice Plus II Access (1.90% Fee
   Rate)                                                        10.89      8.50           137        1,162 (21.96)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.60% Fee
   Rate)                                                         6.67      5.22       474,309    2,478,267 (21.72)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.75% Fee
   Rate)                                                         6.66      5.21        33,640      175,117 (21.84)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.80% Fee
   Rate)                                                        10.90      8.51         1,059        9,016 (21.88)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.85% Fee
   Rate)                                                        10.89      8.51         3,920       33,350 (21.92)%
 Lincoln Choice Plus II L-Share (1.70% Fee Rate)                10.90      8.52         6,320       53,862 (21.81)%
 Lincoln Choice Plus II L-Share (1.85% Fee Rate)                10.90      8.51           627        5,331 (21.94)%
 Lincoln Choice Plus II L-Share (1.90% Fee Rate)                10.89      8.50            49          419 (21.98)%
 Lincoln Choice Plus II L-Share (1.95% Fee Rate)                10.89      8.50           389        3,309 (22.00)%
Janus Aspen Series Aggressive Growth Service Class Portfolio                                                              --
 Lincoln Choice Plus II (1.40% Fee Rate)                        11.39      8.07        14,372      116,057 (29.15)%
 Lincoln Choice Plus II (1.55% Fee Rate)                        11.39      8.06         3,565       28,728 (29.25)%
 Lincoln Choice Plus II (1.60% Fee Rate)                        11.39      8.05         1,685       13,565 (29.29)%

Lincoln Life Variable Annuity Account N

                                                             Unit Value Unit Value                                  Investment
                                                             Beginning  End        Units                  Total     Income
                                                             of Period  of Period  Outstanding Net Assets Return(1) Ratio(2)
------------------------------------------------------------------------------------------------------------------------------
 Lincoln Choice Plus II (1.65% Fee Rate)                       $11.39     $8.05        2,104   $   16,933 (29.33)%
 Lincoln Choice Plus II Access (1.65% Fee Rate)                 11.39      8.05        5,649       45,470 (29.32)%
 Lincoln Choice Plus II Access (1.80% Fee Rate)                 11.38      8.03          722        5,797 (29.43)%
 Lincoln Choice Plus II Bonus (1.60% Fee Rate)                  11.39      8.05        5,239       42,187 (29.29)%
 Lincoln Choice Plus II Bonus (1.75% Fee Rate)                  11.38      8.04          333        2,678 (29.39)%
 Lincoln Choice Plus II Bonus (1.80% Fee Rate)                  11.38      8.03          127        1,023 (29.42)%
 Lincoln Choice Plus II L-Share (1.70% Fee Rate)                11.38      8.04       23,119      185,996 (29.34)%
 Lincoln Choice Plus II L-Share (1.85% Fee Rate)                11.38      8.03        1,159        9,306 (29.45)%
 Lincoln Choice Plus II L-Share (1.90% Fee Rate)                11.38      8.03          918        7,367 (29.46)%
 Lincoln Choice Plus II L-Share (1.95% Fee Rate)                11.38      8.02           94          758 (29.50)%
Janus Aspen Series Balanced Service Class Portfolio                                                                   3.58%
 Lincoln Choice Plus II (1.40% Fee Rate)                        10.67      9.82      310,209    3,045,819  (7.97)%
 Lincoln Choice Plus II (1.55% Fee Rate)                        10.66      9.80       41,182      403,584  (8.11)%
 Lincoln Choice Plus II (1.60% Fee Rate)                        10.66      9.79          756        7,399  (8.15)%
 Lincoln Choice Plus II (1.65% Fee Rate)                        10.66      9.79        6,704       65,602  (8.20)%
 Lincoln Choice Plus II Access (1.65% Fee Rate)                 10.66      9.79       19,003      185,960  (8.20)%
 Lincoln Choice Plus II Access (1.80% Fee Rate)                 10.66      9.77       21,521      210,247  (8.33)%
 Lincoln Choice Plus II Access (1.85% Fee Rate)                 10.66      9.77        2,384       23,285  (8.35)%
 Lincoln Choice Plus II Access (1.90% Fee Rate)                 10.65      9.76           86          836  (8.41)%
 Lincoln Choice Plus II Bonus (1.60% Fee Rate)                  10.66      9.79      271,075    2,654,538  (8.16)%
 Lincoln Choice Plus II Bonus (1.75% Fee Rate)                  10.66      9.78       20,756      202,893  (8.29)%
 Lincoln Choice Plus II Bonus (1.80% Fee Rate)                  10.66      9.77          821        8,017  (8.34)%
 Lincoln Choice Plus II Bonus (1.85% Fee Rate)                  10.66      9.76       22,584      220,433  (8.39)%
 Lincoln Choice Plus II L-Share (1.70% Fee Rate)                10.66      9.78      115,414    1,128,742  (8.25)%
 Lincoln Choice Plus II L-Share (1.85% Fee Rate)                10.66      9.76       20,529      200,435  (8.38)%
 Lincoln Choice Plus II L-Share (1.90% Fee Rate)                10.65      9.76        4,795       46,774  (8.43)%
 Lincoln Choice Plus II L-Share (1.95% Fee Rate)                10.65      9.75       25,146      245,135  (8.48)%
Janus Aspen Series Worldwide Growth Service Class Portfolio                                                           0.87%
 Lincoln Choice Plus II (1.40% Fee Rate)                        11.52      8.44       88,728      748,854 (26.74)%
 Lincoln Choice Plus II (1.55% Fee Rate)                        11.51      8.42       11,035       92,940 (26.86)%
 Lincoln Choice Plus II (1.60% Fee Rate)                        11.51      8.42        5,508       46,363 (26.89)%
 Lincoln Choice Plus II (1.65% Fee Rate)                        11.51      8.41          975        8,198 (26.93)%
 Lincoln Choice Plus II Access (1.65% Fee Rate)                 11.51      8.41       14,409      121,209 (26.93)%
 Lincoln Choice Plus II Access (1.80% Fee Rate)                 11.51      8.40          571        4,791 (27.04)%
 Lincoln Choice Plus II Access (1.90% Fee Rate)                 11.50      8.38       17,772      148,978 (27.12)%
 Lincoln Choice Plus II Bonus (1.60% Fee Rate)                  11.51      8.42       49,352      415,403 (26.89)%
 Lincoln Choice Plus II Bonus (1.75% Fee Rate)                  11.51      8.40        3,492       29,336 (27.00)%
 Lincoln Choice Plus II Bonus (1.80% Fee Rate)                  11.51      8.40       20,411      171,358 (27.04)%
 Lincoln Choice Plus II Bonus (1.85% Fee Rate)                  11.50      8.39        2,536       21,276 (27.08)%
 Lincoln Choice Plus II L-Share (1.70% Fee Rate)                11.51      8.41       17,539      147,420 (26.97)%
 Lincoln Choice Plus II L-Share (1.85% Fee Rate)                11.51      8.39        3,347       28,082 (27.08)%
 Lincoln Choice Plus II L-Share (1.90% Fee Rate)                11.50      8.38        2,045       17,143 (27.13)%
 Lincoln Choice Plus II L-Share (1.95% Fee Rate)                11.50      8.38        4,624       38,743 (27.16)%
Liberty Colonial Newport Tiger Fund                                                                                   1.04%
 Lincoln Choice Plus (1.40% Fee Rate)                           10.99      9.00      311,526    2,804,466 (18.12)%
 Lincoln Choice Plus--Annuity Reserves (1.40% Fee Rate)         10.99      9.00        5,580       50,229 (18.12)%
 Lincoln Choice Plus (1.60% Fee Rate)                           10.57      8.64        1,789       15,455 (18.28)%
 Lincoln Choice Plus Access (1.65% Fee Rate)                     6.62      5.40       57,728      311,923 (18.33)%
 Lincoln Choice Plus Access (1.80% Fee Rate)                     6.60      5.38        9,194       49,501 (18.45)%
 Lincoln Choice Plus Access (1.85% Fee Rate)                    11.92      9.71          410        3,985 (18.49)%
 Lincoln Choice Plus Bonus (1.60% Fee Rate)                      6.62      5.41       95,631      517,330 (18.28)%
 Lincoln Choice Plus Bonus (1.75% Fee Rate)                      6.61      5.39       17,528       94,478 (18.41)%
Liberty Colonial US Stock Fund                                                                                        0.93%
 Lincoln Choice Plus (1.40% Fee Rate)                           11.45      8.81      341,662    3,011,627 (23.04)%
LN Aggressive Growth Fund                                                                                                --
 Lincoln Choice Plus II (1.40% Fee Rate)                        12.42      8.54        1,960       16,733 (31.29)%
 Lincoln Choice Plus II (1.65% Fee Rate)                        12.41      8.51          610        5,195 (31.45)%
 Lincoln Choice Plus II Access (1.80% Fee Rate)                 12.41      8.49           57          483 (31.57)%
 Lincoln Choice Plus II Bonus (1.60% Fee Rate)                  12.42      8.52        3,868       32,946 (31.42)%
 Lincoln Choice Plus II Bonus (1.75% Fee Rate)                  12.41      8.50        4,793       40,769 (31.53)%
 Lincoln Choice Plus II L-Share (1.70% Fee Rate)                12.41      8.50        1,045        8,882 (31.50)%
 Lincoln Choice Plus II L-Share (1.85% Fee Rate)                12.41      8.49        1,461       12,393 (31.61)%
 Lincoln Choice Plus II L-Share (1.90% Fee Rate)                12.41      8.48        1,524       12,932 (31.62)%

Lincoln Life Variable Annuity Account N

                                                             Unit Value Unit Value                                    Investment
                                                             Beginning  End        Units                    Total     Income
                                                             of Period  of Period  Outstanding  Net Assets  Return(1) Ratio(2)
--------------------------------------------------------------------------------------------------------------------------------
LN Bond Fund                                                                                                            6.03%
 Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)       $11.33     $12.31   10,002,153  $123,146,097    8.63%
 Lincoln Choice Plus and Choice Plus II--Annuity Reserves
   (1.40% Fee Rate)                                             11.33      12.31        5,035        61,992    8.63%
 Lincoln Choice Plus and Choice Plus II (1.55% Fee Rate)        10.12      10.98      301,868     3,314,636    8.46%
 Lincoln Choice Plus and Choice Plus II (1.60% Fee Rate)        10.10      10.95      114,248     1,251,078    8.41%
 Lincoln Choice Plus and Choice Plus II (1.65% Fee Rate)        10.12      10.96      114,922     1,259,912    8.35%
 Lincoln Choice Plus and Choice Plus II Access (1.65% Fee
   Rate)                                                        11.39      12.34    1,125,612    13,888,092    8.35%
 Lincoln Choice Plus and Choice Plus II Access (1.80% Fee
   Rate)                                                        11.36      12.30      402,146     4,944,463    8.19%
 Lincoln Choice Plus and Choice Plus II Access (1.85% Fee
   Rate)                                                        10.09      10.91       38,061       415,429    8.14%
 Lincoln Choice Plus and Choice Plus II Access (1.90% Fee
   Rate)                                                        10.11      10.93      115,825     1,266,052    8.08%
 Lincoln Choice Plus and Choice Plus II Bonus (1.60% Fee
   Rate)                                                        11.40      12.35    3,184,841    39,347,205    8.41%
 Lincoln Choice Plus and Choice Plus II Bonus (1.75% Fee
   Rate)                                                        11.37      12.31      565,060     6,956,048    8.25%
 Lincoln Choice Plus and Choice Plus II Bonus (1.80% Fee
   Rate)                                                        10.09      10.92      130,792     1,428,501    8.19%
 Lincoln Choice Plus and Choice Plus II Bonus (1.85% Fee
   Rate)                                                        10.11      10.94      452,694     4,951,249    8.14%
 Lincoln Choice Plus II L-Share (1.70% Fee Rate)                10.12      10.96      940,418    10,305,330    8.30%
 Lincoln Choice Plus II L-Share (1.85% Fee Rate)                10.11      10.94      244,985     2,679,619    8.14%
 Lincoln Choice Plus II L-Share (1.90% Fee Rate)                10.11      10.93       36,575       399,823    8.09%
 Lincoln Choice Plus II L-Share (1.95% Fee Rate)                10.11      10.92      114,347     1,249,223    8.03%
LN Capital Appreciation Fund                                                                                               --
 Lincoln Choice Plus II (1.40% Fee Rate)                        11.63       8.37       12,173       101,939 (28.00)%
 Lincoln Choice Plus II (1.55% Fee Rate)                        11.63       8.36        4,325        36,148 (28.11)%
 Lincoln Choice Plus II (1.60% Fee Rate)                        11.62       8.35          751         6,276 (28.15)%
 Lincoln Choice Plus II (1.65% Fee Rate)                        11.62       8.35          557         4,649 (28.18)%
 Lincoln Choice Plus II Access (1.65% Fee Rate)                 11.62       8.35        1,569        13,094 (28.18)%
 Lincoln Choice Plus II Access (1.80% Fee Rate)                 11.62       8.33          136         1,133 (28.28)%
 Lincoln Choice Plus II Bonus (1.60% Fee Rate)                  11.62       8.35        2,994        25,004 (28.15)%
 Lincoln Choice Plus II Bonus (1.75% Fee Rate)                  11.62       8.34          685         5,707 (28.25)%
 Lincoln Choice Plus II L-Share (1.70% Fee Rate)                11.62       8.35       14,478       120,919 (28.20)%
 Lincoln Choice Plus II L-Share (1.85% Fee Rate)                11.62       8.33          414         3,446 (28.31)%
 Lincoln Choice Plus II L-Share (1.90% Fee Rate)                11.62       8.32        6,303        52,461 (28.34)%
LN Global Asset Allocation Fund                                                                                         2.15%
 Lincoln Choice Plus II (1.40% Fee Rate)                        10.98       9.53       11,310       107,820 (13.22)%
 Lincoln Choice Plus II (1.55% Fee Rate)                        10.97       9.51        1,216        11,558 (13.36)%
 Lincoln Choice Plus II (1.60% Fee Rate)                        10.97       9.50          323         3,065 (13.41)%
 Lincoln Choice Plus II (1.65% Fee Rate)                        10.97       9.49          250         2,369 (13.44)%
 Lincoln Choice Plus II Access (1.65% Fee Rate)                 11.38       9.85        1,055        10,393 (13.45)%
 Lincoln Choice Plus II Access (1.80% Fee Rate)                 11.38       9.83          222         2,185 (13.57)%
 Lincoln Choice Plus II Access (1.90% Fee Rate)                 11.37       9.82          306         3,000 (13.68)%
 Lincoln Choice Plus II Bonus (1.60% Fee Rate)                  10.97       9.50       10,759       102,210 (13.40)%
 Lincoln Choice Plus II Bonus (1.75% Fee Rate)                  11.38       9.84        5,918        58,220 (13.53)%
 Lincoln Choice Plus II Bonus (1.85% Fee Rate)                  10.96       9.47        3,160        29,918 (13.63)%
 Lincoln Choice Plus II L-Share (1.70% Fee Rate)                10.97       9.48        6,641        62,985 (13.52)%
 Lincoln Choice Plus II L-Share (1.85% Fee Rate)                10.96       9.46          226         2,141 (13.67)%
 Lincoln Choice Plus II L-Share (1.90% Fee Rate)                10.96       9.46        2,071        19,590 (13.72)%
 Lincoln Choice Plus II L-Share (1.95% Fee Rate)                10.96       9.45        1,056         9,982 (13.76)%
LN International Fund                                                                                                   1.43%
 Lincoln Choice Plus II (1.40% Fee Rate)                        11.03       9.71       38,959       378,219 (12.04)%
 Lincoln Choice Plus--Annuity Reserves (1.40% Fee Rate)         11.03       9.71          649         6,296 (12.04)%
 Lincoln Choice Plus II (1.55% Fee Rate)                        11.03       9.69        2,221        21,514 (12.17)%
 Lincoln Choice Plus II (1.60% Fee Rate)                        11.03       9.68        1,058        10,248 (12.20)%
 Lincoln Choice Plus II (1.65% Fee Rate)                        11.03       9.68        1,889        18,275 (12.25)%
 Lincoln Choice Plus II Access (1.65% Fee Rate)                 11.03       9.67       15,679       151,684 (12.25)%
 Lincoln Choice Plus II Access (1.80% Fee Rate)                 11.02       9.66        1,894        18,289 (12.38)%
 Lincoln Choice Plus II Access (1.85% Fee Rate)                 11.02       9.65        1,029         9,934 (12.43)%
 Lincoln Choice Plus II Access (1.90% Fee Rate)                 11.02       9.64          951         9,172 (12.47)%
 Lincoln Choice Plus II Bonus (1.60% Fee Rate)                  11.03       9.68       31,964       309,340 (12.24)%
 Lincoln Choice Plus II Bonus (1.75% Fee Rate)                  11.02       9.67        9,065        87,617 (12.33)%
 Lincoln Choice Plus II Bonus (1.85% Fee Rate)                  11.02       9.65          414         3,999 (12.43)%
 Lincoln Choice Plus II L-Share (1.70% Fee Rate)                11.03       9.67       12,896       124,725 (12.28)%
 Lincoln Choice Plus II L-Share (1.85% Fee Rate)                11.02       9.65        9,751        94,134 (12.41)%
 Lincoln Choice Plus II L-Share (1.90% Fee Rate)                11.02       9.65          599         5,782 (12.46)%
 Lincoln Choice Plus II L-Share (1.95% Fee Rate)                11.02       9.64        3,939        37,976 (12.49)%

Lincoln Life Variable Annuity Account N

                                                             Unit Value Unit Value                                   Investment
                                                             Beginning  End        Units                   Total     Income
                                                             of Period  of Period  Outstanding Net Assets  Return(1) Ratio(2)
-------------------------------------------------------------------------------------------------------------------------------
LN Money Market Fund                                                                                                   1.37%
 Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)       $11.12     $11.12    6,446,454  $71,677,222       --
 Lincoln Choice Plus and Choice Plus II (1.55% Fee Rate)        10.03      10.01      116,549    1,166,892  (0.15)%
 Lincoln Choice Plus and Choice Plus II (1.60% Fee Rate)        10.03      10.01       51,557      516,014  (0.20)%
 Lincoln Choice Plus and Choice Plus II (1.65% Fee Rate)        10.02      10.00       24,350      243,412  (0.25)%
 Lincoln Choice Plus and Choice Plus II Access (1.65% Fee
   Rate)                                                        10.45      10.42    6,301,367   65,672,199  (0.25)%
 Lincoln Choice Plus and Choice Plus II Access (1.80% Fee
   Rate)                                                        10.43      10.39      195,285    2,028,058  (0.40)%
 Lincoln Choice Plus and Choice Plus II Access (1.85% Fee
   Rate)                                                        10.02       9.98       23,110      230,537  (0.43)%
 Lincoln Choice Plus and Choice Plus II Access (1.90% Fee
   Rate)                                                        10.02       9.97       38,531      384,048  (0.50)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.60% Fee
   Rate)                                                        10.45      10.43    4,473,129   46,672,183  (0.20)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.75% Fee
   Rate)                                                        10.43      10.40    1,017,233   10,575,285  (0.35)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.80% Fee
   Rate)                                                        10.02       9.98       55,920      558,158  (0.40)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.85% Fee
   Rate)                                                        10.02       9.97       51,804      516,615  (0.45)%
 Lincoln Choice Plus II L-Share (1.70% Fee Rate)                10.02       9.99      394,264    3,939,157  (0.30)%
 Lincoln Choice Plus II L-Share (1.85% Fee Rate)                10.02       9.97       63,360      631,933  (0.45)%
 Lincoln Choice Plus II L-Share (1.90% Fee Rate)                10.02       9.97       17,469      174,132  (0.49)%
 Lincoln Choice Plus II L-Share (1.95% Fee Rate)                10.02       9.96       10,601      105,596  (0.55)%
LN Social Awareness Fund                                                                                               1.61%
 Lincoln Choice Plus II (1.40% Fee Rate)                        11.52       8.85       10,684       94,539 (23.22)%
 Lincoln Choice Plus II (1.55% Fee Rate)                        11.51       8.83        8,511       75,121 (23.34)%
 Lincoln Choice Plus II (1.65% Fee Rate)                        11.51       8.82        2,950       26,006 (23.41)%
 Lincoln Choice Plus II Access (1.65% Fee Rate)                 12.11       9.27        1,516       14,062 (23.41)%
 Lincoln Choice Plus II Bonus (1.60% Fee Rate)                  11.51       8.82       12,752      112,541 (23.37)%
 Lincoln Choice Plus II Bonus (1.85% Fee Rate)                  11.51       8.79        3,299       29,005 (23.58)%
 Lincoln Choice Plus II L-Share (1.70% Fee Rate)                11.51       8.81        5,344       47,071 (23.48)%
 Lincoln Choice Plus II L-Share (1.85% Fee Rate)                11.51       8.79          521        4,577 (23.59)%
 Lincoln Choice Plus II L-Share (1.95% Fee Rate)                11.50       8.78        1,134        9,954 (23.67)%
MFS Capital Opportunities Service Class Series                                                                            --
 Lincoln Choice Plus II (1.40% Fee Rate)                        11.90       8.23       30,730      253,066 (30.81)%
 Lincoln Choice Plus II (1.55% Fee Rate)                        11.90       8.22        1,400       11,505 (30.92)%
 Lincoln Choice Plus II (1.60% Fee Rate)                        11.89       8.21          320        2,631 (30.96)%
 Lincoln Choice Plus II (1.65% Fee Rate)                        11.89       8.21          525        4,308 (30.99)%
 Lincoln Choice Plus II Access (1.65% Fee Rate)                 11.89       8.21       19,467      159,788 (30.98)%
 Lincoln Choice Plus II Access (1.80% Fee Rate)                 11.89       8.19          699        5,722 (31.09)%
 Lincoln Choice Plus II Access (1.90% Fee Rate)                 11.88       8.18          162        1,325 (31.16)%
 Lincoln Choice Plus II Bonus (1.60% Fee Rate)                  11.89       8.21       26,499      217,625 (30.95)%
 Lincoln Choice Plus II Bonus (1.75% Fee Rate)                  11.89       8.20          340        2,789 (31.02)%
 Lincoln Choice Plus II Bonus (1.80% Fee Rate)                  11.89       8.19          349        2,859 (31.10)%
 Lincoln Choice Plus II Bonus (1.85% Fee Rate)                  11.89       8.19        1,074        8,792 (31.13)%
 Lincoln Choice Plus II L-Share (1.70% Fee Rate)                11.89       8.20       30,136      247,204 (31.04)%
 Lincoln Choice Plus II L-Share (1.85% Fee Rate)                11.89       8.18        2,124       17,382 (31.14)%
 Lincoln Choice Plus II L-Share (1.90% Fee Rate)                11.89       8.18        2,857       23,368 (31.17)%
 Lincoln Choice Plus II L-Share (1.95% Fee Rate)                11.88       8.18        7,942       64,930 (31.21)%
MFS Emerging Growth Series                                                                                                --
 Lincoln Choice Plus (1.40% Fee Rate)                           10.17       6.64    1,506,068   10,003,037 (34.68)%
 Lincoln Choice Plus--Annuity Reserves (1.40% Fee Rate)         10.17       6.64        4,221       28,036 (34.68)%
 Lincoln Choice Plus (1.60% Fee Rate)                           12.14       7.91        1,197        9,466 (34.81)%
MFS Emerging Growth Service Class Series                                                                                  --
 Lincoln Choice Plus II (1.40% Fee Rate)                        12.14       7.92       17,044      134,979 (34.79)%
 Lincoln Choice Plus II (1.55% Fee Rate)                        12.14       7.90        8,328       65,824 (34.89)%
 Lincoln Choice Plus II (1.60% Fee Rate)                        12.14       7.90          244        1,928 (34.92)%
 Lincoln Choice Plus II (1.65% Fee Rate)                        12.14       7.89        2,514       19,847 (34.96)%
 Lincoln Choice Plus and Choice Plus II Access (1.65% Fee
   Rate)                                                         5.33       3.47      140,009      485,951 (34.94)%
 Lincoln Choice Plus and Choice Plus II Access (1.80% Fee
   Rate)                                                         5.32       3.46       35,245      121,878 (35.04)%
 Lincoln Choice Plus and Choice Plus II Access (1.85% Fee
   Rate)                                                        11.04       7.17          300        2,147 (35.07)%
 Lincoln Choice Plus and Choice Plus II Access (1.90% Fee
   Rate)                                                        12.12       7.87          780        6,134 (35.10)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.60% Fee
   Rate)                                                         5.34       3.47      465,477    1,617,534 (34.91)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.75% Fee
   Rate)                                                         5.33       3.46       83,183      287,982 (35.00)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.80% Fee
   Rate)                                                        12.13       7.88        6,877       54,181 (35.04)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.85% Fee
   Rate)                                                        12.13       7.87          962        7,577 (35.07)%
 Lincoln Choice Plus II L-Share (1.70% Fee Rate)                12.13       7.89       20,090      158,497 (34.98)%
 Lincoln Choice Plus II L-Share (1.85% Fee Rate)                12.13       7.87        2,725       21,461 (35.08)%

Lincoln Life Variable Annuity Account N

                                                             Unit Value Unit Value                                   Investment
                                                             Beginning  End        Units                   Total     Income
                                                             of Period  of Period  Outstanding Net Assets  Return(1) Ratio(2)
-------------------------------------------------------------------------------------------------------------------------------
 Lincoln Choice Plus II L-Share (1.90% Fee Rate)               $12.13     $ 7.87        2,830  $    22,275 (35.11)%
 Lincoln Choice Plus II L-Share (1.95% Fee Rate)                12.13       7.87        2,572       20,228 (35.14)%
MFS Research Series                                                                                                    0.28%
 Lincoln Choice Plus (1.40% Fee Rate)                            9.42       7.01    1,131,704    7,932,150 (25.59)%
 Lincoln Choice Plus--Annuity Reserves (1.40% Fee Rate)          9.42       7.01        2,836       19,880 (25.59)%
 Lincoln Choice Plus (1.60% Fee Rate)                           11.14       8.27        2,102       17,386 (25.74)%
MFS Research Service Class Series                                                                                      0.11%
 Lincoln Choice Plus Access (1.65% Fee Rate)                     6.82       5.05      146,952      742,493 (25.95)%
 Lincoln Choice Plus Access (1.80% Fee Rate)                     6.81       5.03       57,817      291,075 (26.06)%
 Lincoln Choice Plus Access (1.85% Fee Rate)                    10.59       7.82        1,042        8,149 (26.10)%
 Lincoln Choice Plus Bonus (1.60% Fee Rate)                      6.83       5.06      328,815    1,663,392 (25.92)%
 Lincoln Choice Plus Bonus (1.75% Fee Rate)                      6.81       5.04       69,707      351,373 (26.03)%
 Lincoln Choice Plus Bonus (1.80% Fee Rate)                     11.38       8.41        1,415       11,904 (26.07)%
MFS Total Return Series                                                                                                1.65%
 Lincoln Choice Plus (1.40% Fee Rate)                           11.65      10.90    4,271,439   46,542,495  (6.49)%
 Lincoln Choice Plus--Annuity Reserves (1.40% Fee Rate)         11.65      10.90        1,815       19,779  (6.49)%
 Lincoln Choice Plus (1.60% Fee Rate)                           10.29       9.60       41,528      398,737  (6.67)%
 Lincoln Choice Plus (1.65% Fee Rate)                           10.64       9.93        7,246       71,930  (6.74)%
MFS Total Return Service Class Series                                                                                  1.41%
 Lincoln Choice Plus II (1.40% Fee Rate)                        10.64       9.93      460,172    4,571,585  (6.67)%
 Lincoln Choice Plus II (1.55% Fee Rate)                        10.64       9.92       83,880      831,907  (6.81)%
 Lincoln Choice Plus II (1.60% Fee Rate)                        10.64       9.91        6,654       65,928  (6.85)%
 Lincoln Choice Plus II (1.65% Fee Rate)                        10.64       9.90       43,770      433,390  (6.90)%
 Lincoln Choice Plus and Choice Plus II Access (1.65% Fee
   Rate)                                                        10.95      10.19      550,248    5,608,654  (6.90)%
 Lincoln Choice Plus and Choice Plus II Access (1.80% Fee
   Rate)                                                        10.93      10.16      212,123    2,154,683  (7.04)%
 Lincoln Choice Plus and Choice Plus II Access (1.85% Fee
   Rate)                                                        10.63       9.88       17,950      177,297  (7.09)%
 Lincoln Choice Plus and Choice Plus II Access (1.90% Fee
   Rate)                                                        10.63       9.87       29,363      289,837  (7.13)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.60% Fee
   Rate)                                                        10.96      10.21    1,398,545   14,272,816  (6.85)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.75% Fee
   Rate)                                                        10.93      10.17      318,541    3,239,270  (6.99)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.80% Fee
   Rate)                                                        10.28       9.55       61,125      583,987  (7.04)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.85% Fee
   Rate)                                                        10.63       9.88       67,882      670,549  (7.09)%
 Lincoln Choice Plus II L-Share (1.70% Fee Rate)                10.63       9.90      354,354    3,506,605  (6.95)%
 Lincoln Choice Plus II L-Share (1.85% Fee Rate)                10.63       9.88       60,900      601,613  (7.09)%
 Lincoln Choice Plus II L-Share (1.90% Fee Rate)                10.63       9.87       40,411      398,962  (7.14)%
 Lincoln Choice Plus II L-Share (1.95% Fee Rate)                10.63       9.86       90,094      888,713  (7.18)%
MFS Utilities Series                                                                                                   2.79%
 Lincoln Choice Plus (1.40% Fee Rate)                           10.43       7.94    2,732,062   21,697,030 (23.83)%
 Lincoln Choice Plus--Annuity Reserves (1.40% Fee Rate)         10.43       7.94        2,935       23,311 (23.83)%
 Lincoln Choice Plus (1.60% Fee Rate)                            9.37       7.13       14,513      103,427 (23.98)%
 Lincoln Choice Plus (1.65% Fee Rate)                            9.86       7.49        3,154       23,629 (24.02)%
MFS Utilities Service Class Series                                                                                     2.52%
 Lincoln Choice Plus II (1.40% Fee Rate)                         9.85       7.49      109,282      818,738 (23.97)%
 Lincoln Choice Plus II (1.55% Fee Rate)                         9.85       7.48       14,118      105,578 (24.09)%
 Lincoln Choice Plus II (1.60% Fee Rate)                         9.85       7.47          507        3,792 (24.13)%
 Lincoln Choice Plus II (1.65% Fee Rate)                         9.85       7.47          880        6,571 (24.15)%
 Lincoln Choice Plus and Choice Plus II Access (1.65% Fee
   Rate)                                                         7.36       5.58      201,735    1,125,414 (24.16)%
 Lincoln Choice Plus and Choice Plus II Access (1.80% Fee
   Rate)                                                         7.34       5.56       61,105      339,647 (24.27)%
 Lincoln Choice Plus and Choice Plus II Access (1.85% Fee
   Rate)                                                         9.35       7.08        2,706       19,159 (24.31)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.60% Fee
   Rate)                                                         7.36       5.59      849,526    4,745,275 (24.12)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.75% Fee
   Rate)                                                         7.35       5.57      129,559      721,008 (24.24)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.80% Fee
   Rate)                                                         9.36       7.09       21,406      151,665 (24.27)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.85% Fee
   Rate)                                                         9.84       7.45        9,633       71,770 (24.31)%
 Lincoln Choice Plus II L-Share (1.70% Fee Rate)                 9.85       7.46       57,108      426,153 (24.21)%
 Lincoln Choice Plus II L-Share (1.85% Fee Rate)                 9.84       7.45       10,995       81,897 (24.32)%
 Lincoln Choice Plus II L-Share (1.95% Fee Rate)                 9.84       7.44          150        1,115 (24.41)%
NB AMT Mid-Cap Growth Portfolio                                                                                           --
 Lincoln Choice Plus II (1.40% Fee Rate)                        12.01       8.37      117,426      982,799 (30.33)%
 Lincoln Choice Plus II (1.55% Fee Rate)                        12.01       8.35       21,923      183,128 (30.43)%
 Lincoln Choice Plus II (1.60% Fee Rate)                        12.01       8.35        7,707       64,344 (30.47)%
 Lincoln Choice Plus II (1.65% Fee Rate)                        12.00       8.34        4,887       40,772 (30.50)%
 Lincoln Choice Plus II Access (1.65% Fee Rate)                 12.00       8.34       19,853      165,629 (30.50)%
 Lincoln Choice Plus II Access (1.80% Fee Rate)                 12.00       8.33        7,964       66,306 (30.61)%

Lincoln Life Variable Annuity Account N

                                                             Unit Value Unit Value                                  Investment
                                                             Beginning  End        Units                  Total     Income
                                                             of Period  of Period  Outstanding Net Assets Return(1) Ratio(2)
------------------------------------------------------------------------------------------------------------------------------
 Lincoln Choice Plus II Access (1.85% Fee Rate)                $12.00     $8.32        1,263   $   10,506 (30.65)%
 Lincoln Choice Plus II Access (1.90% Fee Rate)                 12.00      8.32       16,228      134,953 (30.68)%
 Lincoln Choice Plus II Bonus (1.60% Fee Rate)                  12.01      8.35       65,237      544,578 (30.47)%
 Lincoln Choice Plus II Bonus (1.75% Fee Rate)                  12.00      8.33      225,405    1,877,963 (30.58)%
 Lincoln Choice Plus II Bonus (1.80% Fee Rate)                  12.00      8.33       11,022       91,764 (30.61)%
 Lincoln Choice Plus II Bonus (1.85% Fee Rate)                  12.00      8.32       11,512       95,799 (30.64)%
 Lincoln Choice Plus II L-Share (1.70% Fee Rate)                12.00      8.34       90,127      751,380 (30.54)%
 Lincoln Choice Plus II L-Share (1.85% Fee Rate)                12.00      8.32       16,196      134,779 (30.64)%
 Lincoln Choice Plus II L-Share (1.90% Fee Rate)                12.00      8.32        2,908       24,184 (30.67)%
 Lincoln Choice Plus II L-Share (1.95% Fee Rate)                11.99      8.31        9,572       79,557 (30.71)%
NB AMT Regency Portfolio                                                                                              0.04%
 Lincoln Choice Plus II (1.40% Fee Rate)                        11.16      9.84       42,200      415,319 (11.80)%
 Lincoln Choice Plus II (1.55% Fee Rate)                        11.15      9.82       48,587      477,350 (11.94)%
 Lincoln Choice Plus II (1.60% Fee Rate)                        11.15      9.82          359        3,526 (11.99)%
 Lincoln Choice Plus II (1.65% Fee Rate)                        11.15      9.81          489        4,793 (12.02)%
 Lincoln Choice Plus II Access (1.65% Fee Rate)                 11.15      9.81       17,862      175,215 (12.02)%
 Lincoln Choice Plus II Access (1.85% Fee Rate)                 11.15      9.78        1,015        9,934 (12.22)%
 Lincoln Choice Plus II Bonus (1.60% Fee Rate)                  11.15      9.82       39,341      386,187 (11.98)%
 Lincoln Choice Plus II Bonus (1.75% Fee Rate)                  11.15      9.80        6,746       66,108 (12.11)%
 Lincoln Choice Plus II Bonus (1.80% Fee Rate)                  11.15      9.79        4,095       40,099 (12.16)%
 Lincoln Choice Plus II Bonus (1.85% Fee Rate)                  11.15      9.79        2,902       28,405 (12.19)%
 Lincoln Choice Plus II L-Share (1.70% Fee Rate)                11.15      9.81       35,035      343,562 (12.06)%
 Lincoln Choice Plus II L-Share (1.85% Fee Rate)                11.15      9.79        4,335       42,432 (12.21)%
 Lincoln Choice Plus II L-Share (1.90% Fee Rate)                11.15      9.78        3,360       32,870 (12.24)%
 Lincoln Choice Plus II L-Share (1.95% Fee Rate)                11.15      9.78        2,539       24,822 (12.28)%
OCC Accumulation Global Equity Portfolio                                                                              0.55%
 Lincoln Choice Plus (1.40% Fee Rate)                           11.01      8.97      260,114    2,333,409 (18.56)%
 Lincoln Choice Plus (1.65% Fee Rate)                           10.50      8.53        3,022       25,779 (18.76)%
OCC Accumulation Managed Portfolio                                                                                    2.07%
 Lincoln Choice Plus (1.40% Fee Rate)                           10.31      8.45      470,160    3,973,654 (18.04)%
 Lincoln Choice Plus--Annuity Reserves (1.40% Fee Rate)         10.31      8.45        3,100       26,198 (18.04)%
Putnam VT Growth and Income Class IB Fund                                                                             1.35%
 Lincoln Choice Plus II (1.40% Fee Rate)                        10.87      8.68       57,256      497,199 (20.12)%
 Lincoln Choice Plus II (1.55% Fee Rate)                        10.87      8.67        4,248       36,819 (20.24)%
 Lincoln Choice Plus II (1.65% Fee Rate)                        10.86      8.65        4,890       42,321 (20.32)%
 Lincoln Choice Plus II Access (1.65% Fee Rate)                 10.86      8.65        8,306       71,881 (20.33)%
 Lincoln Choice Plus II Access (1.80% Fee Rate)                 10.86      8.64        3,808       32,901 (20.43)%
 Lincoln Choice Plus II Access (1.90% Fee Rate)                 10.86      8.63        1,158        9,994 (20.52)%
 Lincoln Choice Plus II Bonus (1.60% Fee Rate)                  10.86      8.66       18,720      162,120 (20.28)%
 Lincoln Choice Plus II Bonus (1.75% Fee Rate)                  10.86      8.65       15,463      133,691 (20.40)%
 Lincoln Choice Plus II Bonus (1.80% Fee Rate)                  10.86      8.64        1,562       13,493 (20.44)%
 Lincoln Choice Plus II Bonus (1.85% Fee Rate)                  10.86      8.63        4,826       41,662 (20.49)%
 Lincoln Choice Plus II L-Share (1.70% Fee Rate)                10.86      8.65       61,397      531,186 (20.36)%
 Lincoln Choice Plus II L-Share (1.85% Fee Rate)                10.86      8.64        2,356       20,346 (20.47)%
 Lincoln Choice Plus II L-Share (1.90% Fee Rate)                10.86      8.63        1,775       15,314 (20.52)%
 Lincoln Choice Plus II L-Share (1.95% Fee Rate)                10.85      8.62        2,827       24,367 (20.56)%
Putnam VT Health Sciences Class IB Fund                                                                                  --
 Lincoln Choice Plus II (1.40% Fee Rate)                        10.58      8.31       53,837      447,198 (21.45)%
 Lincoln Choice Plus II (1.55% Fee Rate)                        10.57      8.29       11,102       92,041 (21.57)%
 Lincoln Choice Plus II (1.60% Fee Rate)                        10.57      8.28        9,745       80,724 (21.62)%
 Lincoln Choice Plus II (1.65% Fee Rate)                        10.57      8.28        1,192        9,866 (21.65)%
 Lincoln Choice Plus II Access (1.65% Fee Rate)                 10.57      8.28        5,315       44,003 (21.65)%
 Lincoln Choice Plus II Access (1.80% Fee Rate)                 10.56      8.26        2,408       19,902 (21.77)%
 Lincoln Choice Plus II Access (1.90% Fee Rate)                 10.56      8.26        1,647       13,600 (21.83)%
 Lincoln Choice Plus II Bonus (1.60% Fee Rate)                  10.57      8.29       34,868      288,885 (21.61)%
 Lincoln Choice Plus II Bonus (1.75% Fee Rate)                  10.57      8.27       14,679      121,408 (21.72)%
 Lincoln Choice Plus II Bonus (1.80% Fee Rate)                  10.57      8.27       12,004       99,226 (21.76)%
 Lincoln Choice Plus II Bonus (1.85% Fee Rate)                  10.56      8.26        8,423       69,580 (21.79)%
 Lincoln Choice Plus II L-Share (1.70% Fee Rate)                10.57      8.27       55,297      457,586 (21.69)%
 Lincoln Choice Plus II L-Share (1.85% Fee Rate)                10.56      8.26        1,277       10,549 (21.80)%
 Lincoln Choice Plus II L-Share (1.90% Fee Rate)                10.56      8.26        2,656       21,924 (21.83)%
 Lincoln Choice Plus II L-Share (1.95% Fee Rate)                10.56      8.25       15,739      129,795 (21.89)%

Lincoln Life Variable Annuity Account N

                                                             Unit Value Unit Value                                   Investment
                                                             Beginning  End        Units                   Total     Income
                                                             of Period  of Period  Outstanding Net Assets  Return(1) Ratio(2)
-------------------------------------------------------------------------------------------------------------------------------
Scudder SVS Government Securities Portfolio                                                                            3.40%
 Lincoln Choice Plus (1.40% Fee Rate)                          $11.55     $12.31    1,637,783  $20,154,047    6.55%
Scudder SVS Small Cap Growth Portfolio                                                                                    --
 Lincoln Choice Plus (1.40% Fee Rate)                            9.03       5.92      268,077    1,587,481 (34.39)%
 Lincoln Choice Plus (1.65% Fee Rate)                           12.22       8.00        2,015       16,115 (34.56)%
Scudder VIT EAFE Equity Index Fund                                                                                     2.41%
 Lincoln Choice Plus II (1.40% Fee Rate)                        10.61       8.20       16,656      136,561 (22.70)%
 Lincoln Choice Plus II (1.55% Fee Rate)                        10.60       8.19          303        2,481 (22.78)%
 Lincoln Choice Plus II (1.65% Fee Rate)                        10.60       8.17        1,600       13,071 (22.89)%
 Lincoln Choice Plus II Access (1.65% Fee Rate)                 10.60       8.17       52,018      425,097 (22.89)%
 Lincoln Choice Plus II Bonus (1.60% Fee Rate)                  10.60       8.18        6,172       50,468 (22.85)%
 Lincoln Choice Plus II Bonus (1.75% Fee Rate)                  10.60       8.16        5,505       44,943 (22.96)%
 Lincoln Choice Plus II L-Share (1.70% Fee Rate)                10.60       8.16       14,990      122,334 (22.99)%
 Lincoln Choice Plus II L-Share (1.85% Fee Rate)                10.59       8.15        1,221        9,943 (23.11)%
 Lincoln Choice Plus II L-Share (1.90% Fee Rate)                10.59       8.14          205        1,671 (23.13)%
 Lincoln Choice Plus II L-Share (1.95% Fee Rate)                10.59       8.13          241        1,958 (23.19)%
Scudder VIT Equity 500 Index Fund                                                                                      0.98%
 Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)         9.53       7.30    5,366,142   39,185,764 (23.40)%
 Lincoln Choice Plus and Choice Plus II--Annuity Reserves
   (1.40% Fee Rate)                                              9.53       7.30        6,191       45,208 (23.40)%
 Lincoln Choice Plus and Choice Plus II (1.55% Fee Rate)        11.29       8.63        9,815       84,709 (23.52)%
 Lincoln Choice Plus and Choice Plus II (1.60% Fee Rate)        10.49       8.02       29,872      239,584 (23.55)%
 Lincoln Choice Plus and Choice Plus II (1.65% Fee Rate)        11.28       8.62       11,174       96,313 (23.59)%
 Lincoln Choice Plus and Choice Plus II Access (1.65% Fee
   Rate)                                                         7.76       5.93      256,540    1,521,776 (23.59)%
 Lincoln Choice Plus and Choice Plus II Access (1.80% Fee
   Rate)                                                         7.75       5.91       37,090      219,222 (23.70)%
 Lincoln Choice Plus and Choice Plus II Access (1.85% Fee
   Rate)                                                        11.28       8.60          703        6,046 (23.74)%
 Lincoln Choice Plus and Choice Plus II Access (1.90% Fee
   Rate)                                                        11.27       8.59        1,150        9,883 (23.78)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.60% Fee
   Rate)                                                         7.72       5.90      724,513    4,275,205 (23.55)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.75% Fee
   Rate)                                                         7.75       5.92      259,116    1,533,318 (23.66)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.80% Fee
   Rate)                                                        10.48       8.00       24,400      195,186 (23.70)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.85% Fee
   Rate)                                                        11.27       8.60       15,018      129,092 (23.75)%
 Lincoln Choice Plus II L-Share (1.70% Fee Rate)                11.28       8.62      113,845      980,802 (23.63)%
 Lincoln Choice Plus II L-Share (1.85% Fee Rate)                11.28       8.60       22,319      191,927 (23.74)%
 Lincoln Choice Plus II L-Share (1.90% Fee Rate)                11.27       8.59       13,278      114,085 (23.79)%
 Lincoln Choice Plus II L-Share (1.95% Fee Rate)                11.27       8.59        1,449       12,440 (23.83)%
Scudder VIT Small Cap Index Fund                                                                                       1.59%
 Lincoln Choice Plus II (1.40% Fee Rate)                        12.12       9.49       16,693      158,476 (21.69)%
 Lincoln Choice Plus II (1.55% Fee Rate)                        12.12       9.48        4,836       45,822 (21.81)%
 Lincoln Choice Plus II (1.60% Fee Rate)                        12.12       9.47          169        1,602 (21.84)%
 Lincoln Choice Plus II (1.65% Fee Rate)                        12.12       9.46        2,942       27,846 (21.88)%
 Lincoln Choice Plus II Access (1.65% Fee Rate)                 12.12       9.46       16,427      155,461 (21.89)%
 Lincoln Choice Plus II Access (1.80% Fee Rate)                 12.11       9.44        2,538       23,970 (22.01)%
 Lincoln Choice Plus II Access (1.90% Fee Rate)                 12.11       9.43           91          858 (22.09)%
 Lincoln Choice Plus II Bonus (1.60% Fee Rate)                  12.12       9.47       29,236      276,849 (21.85)%
 Lincoln Choice Plus II Bonus (1.75% Fee Rate)                  12.11       9.45       11,104      104,952 (21.97)%
 Lincoln Choice Plus II Bonus (1.80% Fee Rate)                  12.11       9.45          459        4,332 (22.01)%
 Lincoln Choice Plus II Bonus (1.85% Fee Rate)                  12.11       9.44        6,830       64,476 (22.04)%
 Lincoln Choice Plus II L-Share (1.70% Fee Rate)                12.12       9.46       33,750      319,327 (21.94)%
 Lincoln Choice Plus II L-Share (1.85% Fee Rate)                12.11       9.44        2,829       26,711 (22.05)%
 Lincoln Choice Plus II L-Share (1.90% Fee Rate)                12.11       9.44           91          860 (22.09)%
 Lincoln Choice Plus II L-Share (1.95% Fee Rate)                12.11       9.43        1,836       17,315 (22.14)%
Franklin Mutual Shares Securities Class 2 Fund                                                                         0.93%
 Lincoln Choice Plus (1.40% Fee Rate)                           12.78      11.12    1,396,647   15,527,849 (13.04)%
 Lincoln Choice Plus--Annuity Reserves (1.40% Fee Rate)         12.78      11.12        1,560       17,342 (13.04)%
 Lincoln Choice Plus (1.60% Fee Rate)                           10.07       8.74       32,363      282,726 (13.21)%
 Lincoln Choice Plus (1.65% Fee Rate)                           10.75       9.32       10,742      100,168 (13.25)%
 Lincoln Choice Plus Access (1.65% Fee Rate)                    11.43       9.91      259,533    2,572,218 (13.25)%
 Lincoln Choice Plus Access (1.80% Fee Rate)                    11.40       9.88      139,327    1,375,925 (13.38)%
 Lincoln Choice Plus Access (1.85% Fee Rate)                    10.06       8.71       30,087      261,979 (13.43)%
 Lincoln Choice Plus Access (1.90% Fee Rate)                    10.74       9.30        2,546       23,670 (13.47)%
 Lincoln Choice Plus Bonus (1.60% Fee Rate)                     11.43       9.92      555,480    5,512,015 (13.21)%
 Lincoln Choice Plus Bonus (1.75% Fee Rate)                     11.41       9.89      100,492      993,627 (13.34)%

Lincoln Life Variable Annuity Account N

                                                             Unit Value Unit Value                                  Investment
                                                             Beginning  End        Units                  Total     Income
                                                             of Period  of Period  Outstanding Net Assets Return(1) Ratio(2)
------------------------------------------------------------------------------------------------------------------------------
 Lincoln Choice Plus Bonus (1.80% Fee Rate)                    $10.06     $8.71        19,967  $  173,975 (13.38)%
 Lincoln Choice Plus Bonus (1.85% Fee Rate)                     10.75      9.30         5,127      47,692 (13.43)%
Franklin Small Cap Class 2 Fund                                                                                       0.25%
 Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)         6.30      4.43     1,734,929   7,687,704 (29.68)%
 Lincoln Choice Plus and Choice Plus II--Annuity Reserves
   (1.40% Fee Rate)                                              6.30      4.43         1,318       5,840 (29.68)%
 Lincoln Choice Plus and Choice Plus II (1.55% Fee Rate)        12.30      8.64        14,173     122,412 (29.79)%
 Lincoln Choice Plus and Choice Plus II (1.60% Fee Rate)        12.30      8.63        10,271      88,652 (29.82)%
 Lincoln Choice Plus and Choice Plus II (1.65% Fee Rate)        12.30      8.63        12,031     103,771 (29.85)%
 Lincoln Choice Plus and Choice Plus II Access (1.65% Fee
   Rate)                                                         6.70      4.70       269,705   1,268,286 (29.85)%
 Lincoln Choice Plus and Choice Plus II Access (1.80% Fee
   Rate)                                                         6.69      4.68        40,126     187,983 (29.96)%
 Lincoln Choice Plus and Choice Plus II Access (1.85% Fee
   Rate)                                                        12.29      8.60         2,508      21,574 (29.99)%
 Lincoln Choice Plus and Choice Plus II Access (1.90% Fee
   Rate)                                                        12.29      8.60         5,062      43,518 (30.03)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.60% Fee
   Rate)                                                         6.71      4.71     1,222,693   5,756,818 (29.82)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.75% Fee
   Rate)                                                         6.69      4.69       102,874     482,582 (29.92)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.80% Fee
   Rate)                                                        12.29      8.61        10,101      86,977 (29.94)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.85% Fee
   Rate)                                                        12.29      8.60        25,977     223,481 (29.99)%
 Lincoln Choice Plus II L-Share (1.70% Fee Rate)                12.30      8.62        95,441     822,926 (29.89)%
 Lincoln Choice Plus II L-Share (1.85% Fee Rate)                12.29      8.61         6,593      56,740 (29.99)%
 Lincoln Choice Plus II L-Share (1.90% Fee Rate)                12.29      8.60         4,059      34,912 (30.03)%
 Lincoln Choice Plus II L-Share (1.95% Fee Rate)                12.29      8.59         4,494      38,620 (30.07)%
Templeton Foreign Securities Class 2 Fund                                                                             2.34%
 Lincoln Choice Plus (1.40% Fee Rate)                            8.30      6.66       543,720   3,622,571 (19.70)%
 Lincoln Choice Plus (1.60% Fee Rate)                           10.88      8.72           406       3,538 (19.85)%
 Lincoln Choice Plus (1.65% Fee Rate)                           10.88      8.71         5,924      51,626 (19.90)%
 Lincoln Choice Plus Access (1.65% Fee Rate)                     7.99      6.40       117,674     753,522 (19.90)%
 Lincoln Choice Plus Access (1.80% Fee Rate)                     7.98      6.38        12,290      78,403 (20.02)%
 Lincoln Choice Plus Access (1.85% Fee Rate)                    10.88      8.69         2,481      21,574 (20.06)%
 Lincoln Choice Plus Access (1.90% Fee Rate)                    10.87      8.69         1,990      17,289 (20.10)%
 Lincoln Choice Plus Bonus (1.60% Fee Rate)                      8.00      6.41       199,272   1,277,629 (19.86)%
 Lincoln Choice Plus Bonus (1.75% Fee Rate)                      7.98      6.39        59,927     382,794 (19.98)%
 Lincoln Choice Plus Bonus (1.80% Fee Rate)                     10.68      8.54           803       6,857 (20.02)%
 Lincoln Choice Plus Bonus (1.85% Fee Rate)                     10.87      8.69         1,417      12,319 (20.06)%
Templeton Growth Securities Class 2 Fund                                                                              2.50%
 Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)        10.73      8.63       609,409   5,257,304 (19.62)%
 Lincoln Choice Plus and Choice Plus II (1.55% Fee Rate)        11.18      8.97        18,201     163,256 (19.75)%
 Lincoln Choice Plus and Choice Plus II (1.60% Fee Rate)        11.17      8.96         7,813      70,016 (19.78)%
 Lincoln Choice Plus and Choice Plus II (1.65% Fee Rate)        11.17      8.96         5,944      53,237 (19.82)%
 Lincoln Choice Plus and Choice Plus II Access (1.65% Fee
   Rate)                                                         9.90      7.94        48,689     386,656 (19.82)%
 Lincoln Choice Plus and Choice Plus II Access (1.80% Fee
   Rate)                                                         9.88      7.91        35,240     278,832 (19.94)%
 Lincoln Choice Plus and Choice Plus II Access (1.85% Fee
   Rate)                                                        11.16      8.93         2,619      23,400 (19.99)%
 Lincoln Choice Plus and Choice Plus II Access (1.90% Fee
   Rate)                                                        11.16      8.93         8,274      73,869 (20.03)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.60% Fee
   Rate)                                                         9.91      7.95       212,925   1,693,078 (19.78)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.75% Fee
   Rate)                                                         9.89      7.92        24,448     193,689 (19.90)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.80% Fee
   Rate)                                                        10.39      8.32        11,271      93,734 (19.94)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.85% Fee
   Rate)                                                        11.16      8.93         3,106      27,740 (20.00)%
 Lincoln Choice Plus II L-Share (1.70% Fee Rate)                11.17      8.95        82,452     738,125 (19.87)%
 Lincoln Choice Plus II L-Share (1.85% Fee Rate)                11.17      8.93         7,597      67,871 (20.00)%
 Lincoln Choice Plus II L-Share (1.90% Fee Rate)                11.17      8.93         4,793      42,789 (20.05)%
 Lincoln Choice Plus II L-Share (1.95% Fee Rate)                11.16      8.92        17,272     154,106 (20.07)%

--------
(1)These amounts represent the total return, including changes in the value of the underlying subaccount, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized.
(2)These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Lincoln Life Variable Annuity Account N

A summary of the unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for the year or period ended December 31, 2001 follows. The fee rates below represent annualized contract expenses of the separate account, consisting primarily of mortality and expense guarantee charges.

3. Condensed Financial Information (continued)

                                                             Unit Value Unit Value                                   Investment
                                                             Beginning  End        Units                   Total     Income
                                                             of Period  of Period  Outstanding Net Assets  Return(5) Ratio(6)
-------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------    ------     ------    ---------  ----------- --------    -----
AIM V.I. Capital Appreciation Fund                                                                                     9.44%
 Lincoln Choice Plus (1.40% Fee Rate)                          $ 8.35     $ 6.31    2,028,094  $12,805,772 (24.35)%
 Lincoln Choice Plus (1.60% Fee Rate)(2)                        10.00      11.72        3,479       40,786   17.23%
 Lincoln Choice Plus (1.65% Fee Rate)(3)                        10.00      12.13          100        1,213   21.34%
 Lincoln Choice Plus Access (1.65% Fee Rate)                     7.92       5.98      110,028      657,670 (24.54)%
 Lincoln Choice Plus Access (1.80% Fee Rate)                     7.92       5.96       36,208      215,963 (24.65)%
 Lincoln Choice Plus Access (1.85% Fee Rate)(1)                 10.00      10.99        3,465       38,090    9.94%
 Lincoln Choice Plus Access (1.90% Fee Rate)(3)                 10.00      12.13          100        1,213   21.25%
 Lincoln Choice Plus Bonus (1.60% Fee Rate)                      7.86       5.93      392,200    2,327,433 (24.50)%
 Lincoln Choice Plus Bonus (1.75% Fee Rate)                      7.92       5.97      112,228      669,876 (24.61)%
 Lincoln Choice Plus Bonus (1.80% Fee Rate)(3)                  10.00      12.13          103        1,249   21.28%
 Lincoln Choice Plus Bonus (1.85% Fee Rate)(3)                  10.00      12.13        1,526       18,505   21.27%
AIM V.I. Growth Fund                                                                                                   0.22%
 Lincoln Choice Plus (1.40% Fee Rate)                           11.62       7.57    3,116,803   23,603,880 (34.81)%
 Lincoln Choice Plus--Annuity Reserves (1.40% Fee Rate)         11.62       7.57          264        2,001 (34.81)%
 Lincoln Choice Plus (1.60% Fee Rate)(2)                        10.00      10.68        4,285       45,782    6.83%
 Lincoln Choice Plus (1.65% Fee Rate)(3)                        10.00      11.13          100        1,113   11.34%
 Lincoln Choice Plus Access (1.65% Fee Rate)                     7.36       4.79      155,151      742,821 (34.97)%
 Lincoln Choice Plus Access (1.80% Fee Rate)                     7.36       4.78       73,409      350,700 (35.07)%
 Lincoln Choice Plus Access (1.85% Fee Rate)(1)                 10.00      10.16        3,380       34,337    1.60%
 Lincoln Choice Plus Access (1.90% Fee Rate)(3)                 10.00      11.13          100        1,113   11.25%
 Lincoln Choice Plus Bonus (1.60% Fee Rate)                      7.29       4.74      462,387    2,193,954 (34.94)%
 Lincoln Choice Plus Bonus (1.75% Fee Rate)                      7.36       4.78      121,725      581,936 (35.03)%
 Lincoln Choice Plus Bonus (1.80% Fee Rate)(3)                  10.00      11.13          103        1,146   11.29%
 Lincoln Choice Plus Bonus (1.85% Fee Rate)(3)                  10.00      11.13          103        1,146   11.27%
AIM V.I. Growth Class II Fund                                                                                          0.46%
 Lincoln Choice Plus II (1.40% Fee Rate)(3)                     10.00      11.14        1,323       14,751   11.38%
 Lincoln Choice Plus II (1.55% Fee Rate)(3)                     10.00      11.13          100        1,118   11.31%
 Lincoln Choice Plus II (1.60% Fee Rate)(3)                     10.00      11.13          100        1,118   11.30%
 Lincoln Choice Plus II (1.65% Fee Rate)(3)                     10.00      11.13          100        1,118   11.29%
 Lincoln Choice Plus II Access (1.65% Fee Rate)(4)              10.00      11.62           97        1,128   16.20%
 Lincoln Choice Plus II Access (1.80% Fee Rate)(4)              10.00      11.62          100        1,163   16.16%
 Lincoln Choice Plus II Access (1.85% Fee Rate)(3)              10.00      11.12          100        1,118   11.23%
 Lincoln Choice Plus II Access (1.90% Fee Rate)(4)              10.00      11.61          100        1,163   16.13%
 Lincoln Choice Plus II Bonus (1.60% Fee Rate)(3)               10.00      11.13        2,710       30,165   11.30%
 Lincoln Choice Plus II Bonus (1.75% Fee Rate)(4)               10.00      11.62          994       11,553   16.18%
 Lincoln Choice Plus II Bonus (1.80% Fee Rate)(3)               10.00      11.12          103        1,152   11.25%
 Lincoln Choice Plus II Bonus (1.85% Fee Rate)(3)               10.00      11.12          103        1,152   11.22%
 Lincoln Choice Plus II L-Share (1.70% Fee Rate)(3)             10.00      11.13          100        1,115   11.28%
 Lincoln Choice Plus II L-Share (1.85% Fee Rate)(3)             10.00      11.12          100        1,112   11.23%
 Lincoln Choice Plus II L-Share (1.90% Fee Rate)(3)             10.00      11.12          100        1,112   11.20%
 Lincoln Choice Plus II L-Share (1.95% Fee Rate)(3)             10.00      11.12          100        1,112   11.19%
AIM V.I. International Growth Fund                                                                                     0.36%
 Lincoln Choice Plus (1.40% Fee Rate)                           11.40       8.60    1,503,499   12,925,140 (24.60)%
 Lincoln Choice Plus (1.60% Fee Rate)(3)                        10.00      10.62          100        1,062    6.20%
 Lincoln Choice Plus (1.65% Fee Rate)(3)                        10.00      10.62          100        1,062    6.18%
 Lincoln Choice Plus Access (1.65% Fee Rate)                     8.04       6.05       90,299      546,298 (24.79)%
 Lincoln Choice Plus Access (1.80% Fee Rate)                     8.04       6.04       18,491      111,606 (24.90)%
 Lincoln Choice Plus Access (1.85% Fee Rate)(1)                 10.00       9.95        2,272       22,603  (0.53)%
 Lincoln Choice Plus Access (1.90% Fee Rate)(3)                 10.00      10.61          708        7,516    6.14%
 Lincoln Choice Plus Bonus (1.60% Fee Rate)                      8.09       6.09      215,308    1,310,409 (24.75)%
 Lincoln Choice Plus Bonus (1.75% Fee Rate)                      8.04       6.04       47,734      288,321 (24.86)%
 Lincoln Choice Plus Bonus (1.80% Fee Rate)(1)                  10.00       9.95          648        6,450  (0.52)%
 Lincoln Choice Plus Bonus (1.85% Fee Rate)(3)                  10.00      10.62          103        1,093    6.15%
AIM V.I. International Growth Class II Fund                                                                            0.43%
 Lincoln Choice Plus II (1.40% Fee Rate)(3)                     10.00      10.62          285        3,037    6.21%
 Lincoln Choice Plus II (1.55% Fee Rate)(3)                     10.00      10.62          100        1,066    6.19%
 Lincoln Choice Plus II (1.60% Fee Rate)(3)                     10.00      10.61          100        1,066    6.14%

Lincoln Life Variable Annuity Account N

                                                             Unit Value Unit Value                                   Investment
                                                             Beginning  End        Units                   Total     Income
                                                             of Period  of Period  Outstanding Net Assets  Return(5) Ratio(6)
-------------------------------------------------------------------------------------------------------------------------------
 Lincoln Choice Plus II (1.65% Fee Rate)(3)                    $10.00     $10.61          413  $     4,387    6.13%
 Lincoln Choice Plus II Access (1.65% Fee Rate)(4)              10.00      11.23           95        1,072   12.29%
 Lincoln Choice Plus II Access (1.80% Fee Rate)(4)              10.00      11.23           96        1,081   12.26%
 Lincoln Choice Plus II Access (1.85% Fee Rate)(3)              10.00      10.61          100        1,066    6.10%
 Lincoln Choice Plus II Access (1.90% Fee Rate)(4)              10.00      11.22           96        1,082   12.22%
 Lincoln Choice Plus II Bonus (1.60% Fee Rate)(3)               10.00      10.61          488        5,189    6.15%
 Lincoln Choice Plus II Bonus (1.75% Fee Rate)(4)               10.00      11.23           99        1,114   12.28%
 Lincoln Choice Plus II Bonus (1.80% Fee Rate)(3)               10.00      10.61          103        1,098    6.11%
 Lincoln Choice Plus II Bonus (1.85% Fee Rate)(3)               10.00      10.61          103        1,098    6.10%
 Lincoln Choice Plus II L-Share (1.70% Fee Rate)(3)             10.00      10.61          100        1,066    6.12%
 Lincoln Choice Plus II L-Share (1.85% Fee Rate)(3)             10.00      10.61          100        1,066    6.10%
 Lincoln Choice Plus II L-Share (1.90% Fee Rate)(3)             10.00      10.61          100        1,063    6.08%
 Lincoln Choice Plus II L-Share (1.95% Fee Rate)(3)             10.00      10.60          100        1,060    6.03%
AIM V.I. Premier Equity Fund                                                                                           0.13%
 Lincoln Choice Plus (1.40% Fee Rate)                           11.79      10.16    6,508,531   66,138,102 (13.78)%
 Lincoln Choice Plus--Annuity Reserves (1.40% Fee Rate)         11.79      10.16        2,961       30,087 (13.78)%
 Lincoln Choice Plus (1.60% Fee Rate)(1)                        10.00      10.57        8,570       90,590    5.70%
 Lincoln Choice Plus (1.65% Fee Rate)(3)                        10.00      11.32        2,661       30,114   13.18%
 Lincoln Choice Plus Access (1.65% Fee Rate)                     8.49       7.30      402,008    2,934,284 (14.00)%
 Lincoln Choice Plus Access (1.80% Fee Rate)                     8.48       7.28      126,935      924,451 (14.12)%
 Lincoln Choice Plus Access (1.85% Fee Rate)(1)                 10.00      10.56        4,280       45,212    5.62%
 Lincoln Choice Plus Access (1.90% Fee Rate)(3)                 10.00      11.31          669        7,562   13.10%
 Lincoln Choice Plus Bonus (1.60% Fee Rate)                      8.39       7.22      976,418    7,052,478 (13.95)%
 Lincoln Choice Plus Bonus (1.75% Fee Rate)                      8.48       7.29      253,416    1,846,925 (14.08)%
 Lincoln Choice Plus Bonus (1.80% Fee Rate)(1)                  10.00      10.56          816        8,625    5.64%
 Lincoln Choice Plus Bonus (1.85% Fee Rate)(3)                  10.00      11.31          103        1,165   13.11%
AIM V.I. Premier Equity Class II Fund                                                                                  0.33%
 Lincoln Choice Plus II (1.40% Fee Rate)(3)                     10.00      11.32        7,378       83,541   13.23%
 Lincoln Choice Plus II (1.55% Fee Rate)(3)                     10.00      11.32        9,710      109,971   13.18%
 Lincoln Choice Plus II (1.60% Fee Rate)(3)                     10.00      11.32        1,435       16,242   13.16%
 Lincoln Choice Plus II (1.65% Fee Rate)(3)                     10.00      11.32        2,166       24,512   13.15%
 Lincoln Choice Plus II Access (1.65% Fee Rate)(3)              10.00      11.32          877        9,928   13.15%
 Lincoln Choice Plus II Access (1.80% Fee Rate)(4)              10.00      11.84          203        2,400   18.42%
 Lincoln Choice Plus II Access (1.85% Fee Rate)(3)              10.00      11.31          100        1,131   13.08%
 Lincoln Choice Plus II Access (1.90% Fee Rate)(4)              10.00      11.84        2,318       27,446   18.38%
 Lincoln Choice Plus II Bonus (1.60% Fee Rate)(3)               10.00      11.32        3,886       43,973   13.17%
 Lincoln Choice Plus II Bonus (1.75% Fee Rate)(4)               10.00      11.84           98        1,162   18.43%
 Lincoln Choice Plus II Bonus (1.80% Fee Rate)(3)               10.00      11.31          714        8,071   13.10%
 Lincoln Choice Plus II Bonus (1.85% Fee Rate)(3)               10.00      11.31          103        1,165   13.08%
 Lincoln Choice Plus II L-Share (1.70% Fee Rate)(3)             10.00      11.31        3,854       43,601   13.13%
 Lincoln Choice Plus II L-Share (1.85% Fee Rate)(3)             10.00      11.31          676        7,647   13.09%
 Lincoln Choice Plus II L-Share (1.90% Fee Rate)(3)             10.00      11.31          100        1,131   13.06%
 Lincoln Choice Plus II L-Share (1.95% Fee Rate)(3)             10.00      11.31          100        1,131   13.05%
AVPSF Growth Class B Fund                                                                                              0.21%
 Lincoln Choice Plus (1.40% Fee Rate)                            8.65       6.51      651,718    4,245,489 (24.71)%
 Lincoln Choice Plus (1.60% Fee Rate)(3)                        10.00      11.97          100        1,197   19.75%
 Lincoln Choice Plus (1.65% Fee Rate)(3)                        10.00      11.97          100        1,197   19.73%
 Lincoln Choice Plus Access (1.65% Fee Rate)                     8.04       6.04       84,407      509,686 (24.90)%
 Lincoln Choice Plus Access (1.80% Fee Rate)                     8.03       6.02       54,286      327,049 (25.01)%
 Lincoln Choice Plus Access (1.85% Fee Rate)(1)                 10.00      10.89        3,385       36,869    8.92%
 Lincoln Choice Plus Access (1.90% Fee Rate)(3)                 10.00      11.96          100        1,196   19.64%
 Lincoln Choice Plus Bonus (1.60% Fee Rate)                      8.00       6.01      193,588    1,163,063 (24.86)%
 Lincoln Choice Plus Bonus (1.75% Fee Rate)                      8.04       6.03       48,885      294,726 (24.98)%
 Lincoln Choice Plus Bonus (1.80% Fee Rate)(1)                  10.00      10.89        7,337       79,928    8.93%
 Lincoln Choice Plus Bonus (1.85% Fee Rate)(3)                  10.00      11.97          103        1,232   19.66%
AVPSF Growth and Income Class B Fund                                                                                   0.51%
 Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)        12.49      12.33    2,870,028   35,387,818  (1.24)%
 Lincoln Choice Plus and Choice Plus II--Annuity
   Reserves (1.40% Fee Rate)                                    12.49      12.33        4,973       61,318  (1.24)%
 Lincoln Choice Plus and Choice Plus II (1.55% Fee Rate)(3)     10.00      11.32       14,518      164,411   13.24%
 Lincoln Choice Plus and Choice Plus II (1.60% Fee Rate)(1)     10.00      10.35       11,575      119,800    3.50%
 Lincoln Choice Plus and Choice Plus II (1.65% Fee Rate)(3)     10.00      11.32       15,910      180,097   13.20%
 Lincoln Choice Plus and Choice Plus II Access (1.65% Fee
   Rate)                                                        10.47      10.32      461,707    4,763,496  (1.49)%

Lincoln Life Variable Annuity Account N

                                                             Unit Value Unit Value                                   Investment
                                                             Beginning  End        Units                   Total     Income
                                                             of Period  of Period  Outstanding Net Assets  Return(5) Ratio(6)
-------------------------------------------------------------------------------------------------------------------------------
 Lincoln Choice Plus and Choice Plus II Access (1.80% Fee
   Rate)                                                       $10.47     $10.30      142,206  $ 1,464,140  (1.64)%
 Lincoln Choice Plus and Choice Plus II Access (1.85% Fee
   Rate)(1)                                                     10.00      10.34       30,120      311,512    3.42%
 Lincoln Choice Plus and Choice Plus II Access (1.90% Fee
   Rate)(3)                                                     10.00      11.31        1,063       12,022   13.12%
 Lincoln Choice Plus and Choice Plus II Bonus (1.60% Fee
   Rate)                                                        10.46      10.31      999,322   10,299,131  (1.44)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.75% Fee
   Rate)                                                        10.47      10.30      233,908    2,410,022  (1.59)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.80% Fee
   Rate)(1)                                                     10.00      10.34       14,044      145,269    3.44%
 Lincoln Choice Plus and Choice Plus II Bonus (1.85% Fee
   Rate)(3)                                                     10.00      11.31          103        1,165   13.14%
 Lincoln Choice Plus II L-Share (1.70% Fee Rate)(3)             10.00      11.32       12,201      138,123   13.20%
 Lincoln Choice Plus II L-Share (1.85% Fee Rate)(3)             10.00      11.32          782        8,849   13.15%
 Lincoln Choice Plus II L-Share (1.90% Fee Rate)(3)             10.00      11.31          100        1,131   13.13%
 Lincoln Choice Plus II L-Share (1.95% Fee Rate)(3)             10.00      11.31        1,199       13,564   13.12%
AVPSF Premier Growth Class B Fund                                                                                        --
 Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)         8.94       7.28    1,902,157   13,852,494 (18.55)%
 Lincoln Choice Plus and Choice Plus II (1.55% Fee Rate)(3)     10.00      11.96        1,958       23,417   19.58%
 Lincoln Choice Plus and Choice Plus II (1.60% Fee Rate)(1)     10.00      11.01        2,917       32,112   10.07%
 Lincoln Choice Plus and Choice Plus II (1.65% Fee Rate)(3)     10.00      11.95        7,653       91,469   19.52%
 Lincoln Choice Plus and Choice Plus II Access (1.65% Fee
   Rate)                                                         7.73       6.28      334,524    2,101,491 (18.75)%
 Lincoln Choice Plus and Choice Plus II Access (1.80% Fee
   Rate)                                                         7.73       6.27      137,644      862,736 (18.88)%
 Lincoln Choice Plus and Choice Plus II Access (1.85% Fee
   Rate)(1)                                                     10.00      11.00       11,461      126,063    9.99%
 Lincoln Choice Plus and Choice Plus II Access (1.90% Fee
   Rate)(3)                                                     10.00      11.94          100        1,194   19.44%
 Lincoln Choice Plus and Choice Plus II Bonus (1.60% Fee
   Rate)                                                         7.68       6.24    1,020,773    6,374,058 (18.71)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.75% Fee
   Rate)                                                         7.73       6.27      134,567      844,035 (18.84)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.80% Fee
   Rate)(3)                                                     10.00      11.95        5,646       67,447   19.46%
 Lincoln Choice Plus and Choice Plus II Bonus (1.85% Fee
   Rate)(3)                                                     10.00      11.95          103        1,230   19.46%
 Lincoln Choice Plus II L-Share (1.70% Fee Rate)(3)             10.00      11.95        4,344       51,924   19.54%
 Lincoln Choice Plus II L-Share (1.85% Fee Rate)(3)             10.00      11.95          873       10,428   19.48%
 Lincoln Choice Plus II L-Share (1.90% Fee Rate)(3)             10.00      11.95          100        1,195   19.47%
 Lincoln Choice Plus II L-Share (1.95% Fee Rate)(3)             10.00      11.95          100        1,195   19.46%
AVPSF Small Cap Value Class B Fund                                                                                       --
 Lincoln Choice Plus II (1.40% Fee Rate)(3)                     10.00      11.88          946       11,257   18.83%
 Lincoln Choice Plus II (1.55% Fee Rate)(3)                     10.00      11.88        3,757       44,625   18.78%
 Lincoln Choice Plus II (1.60% Fee Rate)(3)                     10.00      11.88          100        1,193   18.76%
 Lincoln Choice Plus II (1.65% Fee Rate)(3)                     10.00      11.87          100        1,192   18.75%
 Lincoln Choice Plus II Access (1.65% Fee Rate)(3)              10.00      11.87          694        8,256   18.74%
 Lincoln Choice Plus II Access (1.80% Fee Rate)(3)              10.00      11.87          100        1,193   18.69%
 Lincoln Choice Plus II Access (1.85% Fee Rate)(3)              10.00      11.87          100        1,193   18.68%
 Lincoln Choice Plus II Access (1.90% Fee Rate)(3)              10.00      11.87          100        1,193   18.66%
 Lincoln Choice Plus II Bonus (1.60% Fee Rate)(3)               10.00      11.88        7,284       86,512   18.76%
 Lincoln Choice Plus II Bonus (1.75% Fee Rate)(3)               10.00      11.87          103        1,229   18.72%
 Lincoln Choice Plus II Bonus (1.80% Fee Rate)(3)               10.00      11.87          103        1,229   18.70%
 Lincoln Choice Plus II Bonus (1.85% Fee Rate)(3)               10.00      11.87          103        1,228   18.68%
 Lincoln Choice Plus II L-Share (1.70% Fee Rate)(3)             10.00      11.87        4,185       49,694   18.74%
 Lincoln Choice Plus II L-Share (1.85% Fee Rate)(3)             10.00      11.87          100        1,193   18.70%
 Lincoln Choice Plus II L-Share (1.90% Fee Rate)(3)             10.00      11.87          100        1,193   18.68%
 Lincoln Choice Plus II L-Share (1.95% Fee Rate)(3)             10.00      11.87          100        1,193   18.66%
AVPSF Technology Class B Fund                                                                                            --
 Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)         6.96       5.12    2,651,896   13,570,112 (26.49)%
 Lincoln Choice Plus and Choice Plus II--Annuity
   Reserves (1.40% Fee Rate)                                     6.96       5.12          394        2,018 (26.49)%
 Lincoln Choice Plus and Choice Plus II (1.55% Fee Rate)(3)     10.00      12.88          100        1,288   28.82%
 Lincoln Choice Plus and Choice Plus II (1.60% Fee Rate)(3)     10.00      12.88          918       11,815   28.76%
 Lincoln Choice Plus and Choice Plus II (1.65% Fee Rate)(3)     10.00      12.87          100        1,287   28.74%
 Lincoln Choice Plus and Choice Plus II Access (1.65% Fee
   Rate)                                                         6.64       4.87      175,637      855,589  (26.68%
 Lincoln Choice Plus and Choice Plus II Access (1.80% Fee
   Rate)                                                         6.64       4.86       62,533      303,953 (26.79)%
 Lincoln Choice Plus and Choice Plus II Access (1.85% Fee
   Rate)(1)                                                     10.00      11.55          572        6,609   15.46%
 Lincoln Choice Plus and Choice Plus II Access (1.90% Fee
   Rate)(3)                                                     10.00      12.87          100        1,287   28.65%
 Lincoln Choice Plus and Choice Plus II Bonus (1.60% Fee
   Rate)                                                         6.55       4.81      643,256    3,092,669 (26.64)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.75% Fee
   Rate)                                                         6.64       4.86       93,334      453,988 (26.75)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.80% Fee
   Rate)(1)                                                     10.00      11.55        1,530       17,667   15.47%
 Lincoln Choice Plus and Choice Plus II Bonus (1.85% Fee
   Rate)(3)                                                     10.00      12.87          103        1,325   28.66%
 Lincoln Choice Plus II L-Share (1.70% Fee Rate)(3)             10.00      12.88        1,811       23,324   28.77%
 Lincoln Choice Plus II L-Share (1.85% Fee Rate)(3)             10.00      12.87          100        1,287   28.71%

Lincoln Life Variable Annuity Account N

                                                             Unit Value Unit Value                                   Investment
                                                             Beginning  End        Units                   Total     Income
                                                             of Period  of Period  Outstanding Net Assets  Return(5) Ratio(6)
-------------------------------------------------------------------------------------------------------------------------------
 Lincoln Choice Plus II L-Share (1.90% Fee Rate)(3)            $10.00     $12.87          100  $     1,287   28.70%
 Lincoln Choice Plus II L-Share (1.95% Fee Rate)(3)             10.00      12.87          100        1,287   28.68%
AFIS Global Small Cap Class 2 Fund                                                                                     0.86%
 Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)         6.92       5.95    1,069,737    6,361,066 (14.07)%
 Lincoln Choice Plus and Choice Plus II (1.55% Fee Rate)(3)     10.00      12.51        1,389       17,376   25.08%
 Lincoln Choice Plus and Choice Plus II (1.60% Fee Rate)(1)     10.00      11.13        2,165       24,108   11.34%
 Lincoln Choice Plus and Choice Plus II (1.65% Fee Rate)(3)     10.00      12.50          100        1,250   25.02%
 Lincoln Choice Plus and Choice Plus II Access (1.65% Fee
   Rate)                                                         8.24       7.07       89,848      634,923 (14.28)%
 Lincoln Choice Plus and Choice Plus II Access (1.80% Fee
   Rate)                                                         8.24       7.05       31,483      221,992 (14.41)%
 Lincoln Choice Plus and Choice Plus II Access (1.85% Fee
   Rate)(3)                                                     10.00      12.50          100        1,250   24.96%
 Lincoln Choice Plus and Choice Plus II Access (1.90% Fee
   Rate)(3)                                                     10.00      12.49          100        1,249   24.94%
 Lincoln Choice Plus and Choice Plus II Bonus (1.60% Fee
   Rate)                                                         8.29       7.11      431,666    3,070,752 (14.24)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.75% Fee
   Rate)                                                         8.24       7.06       41,035      289,559 (14.37)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.80% Fee
   Rate)(1)                                                     10.00      11.13        1,359       15,120   11.26%
 Lincoln Choice Plus and Choice Plus II Bonus (1.85% Fee
   Rate)(3)                                                     10.00      12.50          103        1,287   24.95%
 Lincoln Choice Plus II L-Share (1.70% Fee Rate)(3)             10.00      12.51          102        1,276   25.07%
 Lincoln Choice Plus II L-Share (1.85% Fee Rate)(3)             10.00      12.50          100        1,250   25.03%
 Lincoln Choice Plus II L-Share (1.90% Fee Rate)(3)             10.00      12.50          100        1,250   25.00%
 Lincoln Choice Plus II L-Share (1.95% Fee Rate)(3)             10.00      12.50          100        1,250   24.98%
AFIS Growth Class 2 Fund                                                                                               0.47%
 Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)         9.69       7.82    7,186,647   56,208,567 (19.29)%
 Lincoln Choice Plus and Choice Plus II--Annuity
   Reserves (1.40% Fee Rate)                                     9.69       7.82       22,001      172,076 (19.29)%
 Lincoln Choice Plus and Choice Plus II (1.55% Fee Rate)(3)     10.00      12.32       21,092      259,859   23.20%
 Lincoln Choice Plus and Choice Plus II (1.60% Fee Rate)(1)     10.00      10.82       20,412      220,852    8.20%
 Lincoln Choice Plus and Choice Plus II (1.65% Fee Rate)(3)     10.00      12.31        6,649       81,883   23.15%
 Lincoln Choice Plus and Choice Plus II Access (1.65% Fee
   Rate)                                                         8.97       7.22    1,347,271    9,732,562 (19.49)%
 Lincoln Choice Plus and Choice Plus II Access (1.80% Fee
   Rate)                                                         8.97       7.21      357,732    2,578,778 (19.62)%
 Lincoln Choice Plus and Choice Plus II Access (1.85% Fee
   Rate)(1)                                                     10.00      10.81       14,777      159,760    8.11%
 Lincoln Choice Plus and Choice Plus II Access (1.90% Fee
   Rate)(3)                                                     10.00      12.31        2,869       35,306   23.05%
 Lincoln Choice Plus and Choice Plus II Bonus (1.60% Fee
   Rate)                                                         8.89       7.16    2,621,476   18,765,018 (19.45)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.75% Fee
   Rate)                                                         8.97       7.21      360,241    2,598,752 (19.58)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.80% Fee
   Rate)(1)                                                     10.00      10.81       17,711      191,508    8.13%
 Lincoln Choice Plus and Choice Plus II Bonus (1.85% Fee
   Rate)(3)                                                     10.00      12.31        4,814       59,250   23.07%
 Lincoln Choice Plus II L-Share (1.70% Fee Rate)(3)             10.00      12.32       22,143      272,712   23.16%
 Lincoln Choice Plus II L-Share (1.85% Fee Rate)(3)             10.00      12.31          100        1,231   23.11%
 Lincoln Choice Plus II L-Share (1.90% Fee Rate)(3)             10.00      12.31          100        1,231   23.09%
 Lincoln Choice Plus II L-Share (1.95% Fee Rate)(3)             10.00      12.31          100        1,231   23.07%
AFIS Growth-Income Class 2 Fund                                                                                        1.82%
 Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)        11.28      11.41    4,313,847   49,207,809    1.13%
 Lincoln Choice Plus and Choice Plus II (1.55% Fee Rate)(3)     10.00      11.32       20,821      235,701   13.20%
 Lincoln Choice Plus and Choice Plus II (1.60% Fee Rate)(1)     10.00      10.53       48,391      509,788    5.35%
 Lincoln Choice Plus and Choice Plus II (1.65% Fee Rate)(3)     10.00      11.31        6,635       75,070   13.14%
 Lincoln Choice Plus and Choice Plus II Access (1.65% Fee
   Rate)                                                        10.44      10.53      970,016   10,212,328    0.88%
 Lincoln Choice Plus and Choice Plus II Access (1.80% Fee
   Rate)                                                        10.43      10.51      619,590    6,509,299    0.73%
 Lincoln Choice Plus and Choice Plus II Access (1.85% Fee
   Rate)(1)                                                     10.00      10.53       31,714      333,840    5.27%
 Lincoln Choice Plus and Choice Plus II Access (1.90% Fee
   Rate)(3)                                                     10.00      11.31        2,493       28,187   13.08%
 Lincoln Choice Plus and Choice Plus II Bonus (1.60% Fee
   Rate)                                                        10.43      10.53    1,081,776   11,386,965    0.93%
 Lincoln Choice Plus and Choice Plus II Bonus (1.75% Fee
   Rate)                                                        10.43      10.51      379,133    3,986,020    0.78%
 Lincoln Choice Plus and Choice Plus II Bonus (1.80% Fee
   Rate)(1)                                                     10.00      10.53       16,500      173,714    5.28%
 Lincoln Choice Plus and Choice Plus II Bonus (1.85% Fee
   Rate)(3)                                                     10.00      11.31       10,934      123,650   13.09%
 Lincoln Choice Plus II L-Share (1.70% Fee Rate)(3)             10.00      11.31       30,833      348,856   13.14%
 Lincoln Choice Plus II L-Share (1.85% Fee Rate)(3)             10.00      11.31        1,195       13,521   13.11%
 Lincoln Choice Plus II L-Share (1.90% Fee Rate)(3)             10.00      11.31          100        1,131   13.09%
 Lincoln Choice Plus II L-Share (1.95% Fee Rate)(3)             10.00      11.31          100        1,131   13.07%
AFIS International Class 2 Fund                                                                                        0.89%
 Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)         6.84       5.41    3,659,947   19,790,224 (21.00)%
 Lincoln Choice Plus and Choice Plus II (1.55% Fee Rate)(3)     10.00      10.85        8,909       96,626    8.46%
 Lincoln Choice Plus and Choice Plus II (1.60% Fee Rate)(1)     10.00      10.22        3,403       34,793    2.24%
 Lincoln Choice Plus and Choice Plus II (1.65% Fee Rate)(3)     10.00      10.84        2,892       31,348    8.40%
 Lincoln Choice Plus and Choice Plus II Access (1.65% Fee
   Rate)                                                         7.83       6.17      552,383    3,407,949 (21.20)%
 Lincoln Choice Plus and Choice Plus II Access (1.80% Fee
   Rate)                                                         7.82       6.16      134,523      828,098 (21.32)%

Lincoln Life Variable Annuity Account N

                                                             Unit Value Unit Value                                   Investment
                                                             Beginning  End        Units                   Total     Income
                                                             of Period  of Period  Outstanding Net Assets  Return(5) Ratio(6)
-------------------------------------------------------------------------------------------------------------------------------
 Lincoln Choice Plus and Choice Plus II Access (1.85% Fee
   Rate)(1)                                                    $10.00     $10.22       10,917  $   111,535    2.16%
 Lincoln Choice Plus and Choice Plus II Access (1.90% Fee
   Rate)(3)                                                     10.00      10.83        1,705       18,477    8.34%
 Lincoln Choice Plus and Choice VPlus II Bonus (1.60% Fee
   Rate)                                                         7.86       6.20    1,003,412    6,221,571 (21.16)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.75% Fee
   Rate)                                                         7.83       6.16      232,053    1,429,484 (21.28)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.80% Fee
   Rate)(1)                                                     10.00      10.22        7,793       79,633    2.18%
 Lincoln Choice Plus and Choice Plus II Bonus (1.85% Fee
   Rate)(3)                                                     10.00      10.84          181        1,964    8.35%
 Lincoln Choice Plus II L-Share (1.70% Fee Rate)(3)             10.00      10.84        5,677       61,547    8.41%
 Lincoln Choice Plus II L-Share (1.85% Fee Rate)(3)             10.00      10.84          794        8,602    8.38%
 Lincoln Choice Plus II L-Share (1.90% Fee Rate)(3)             10.00      10.84          100        1,084    8.36%
 Lincoln Choice Plus II L-Share (1.95% Fee Rate)(3)             10.00      10.83          100        1,083    8.34%
Delaware VIP Devon Series                                                                                              0.72%
 Lincoln Choice Plus (1.40% Fee Rate)                            7.95       7.12      559,431    3,983,321 (10.45)%
 Lincoln Choice Plus--Annuity Reserves (1.40% Fee Rate)          7.95       7.12        3,036       21,615 (10.45)%
 Lincoln Choice Plus (1.60% Fee Rate)(3)                        10.00      11.48          100        1,148   14.76%
 Lincoln Choice Plus (1.65% Fee Rate)(3)                        10.00      11.48          100        1,148   14.75%
Delaware VIP Emerging Markets Series                                                                                   0.51%
 Lincoln Choice Plus (1.40% Fee Rate)                           10.21      10.60      185,777    1,968,863    3.82%
 Lincoln Choice Plus (1.60% Fee Rate)(2)                        10.00      11.48          493        5,658   14.84%
 Lincoln Choice Plus (1.65% Fee Rate)(3)                        10.00      11.42          100        1,142   14.22%
Delaware VIP Emerging Markets Service Class Series                                                                     0.23%
 Lincoln Choice Plus Access--Annuity Reserves (1.40% Fee
   Rate)                                                         8.27       8.58          100          858    3.73%
 Lincoln Choice Plus Access (1.65% Fee Rate)                     8.26       8.54       16,590      141,743    3.43%
 Lincoln Choice Plus Access (1.80% Fee Rate)                     8.26       8.53        4,694       40,028    3.29%
 Lincoln Choice Plus Access (1.85% Fee Rate)(3)                 10.00      11.42          100        1,142   14.17%
 Lincoln Choice Plus Access (1.90% Fee Rate)(3)                 10.00      11.42          100        1,142   14.16%
 Lincoln Choice Plus Bonus (1.60% Fee Rate)                      8.25       8.54       37,390      319,392    3.49%
 Lincoln Choice Plus Bonus (1.75% Fee Rate)                      8.26       8.54        3,749       31,997    3.35%
 Lincoln Choice Plus Bonus (1.80% Fee Rate)(1)                  10.00      10.42          483        5,028    4.16%
 Lincoln Choice Plus Bonus (1.85% Fee Rate)(3)                  10.00      11.42          103        1,176   14.16%
Delaware VIP High Yield Series                                                                                         9.54%
 Lincoln Choice Plus (1.40% Fee Rate)                            7.90       7.47    1,212,557    9,060,565  (5.43)%
 Lincoln Choice Plus--Annuity Reserves (1.40% Fee Rate)          7.90       7.47          838        6,262  (5.43)%
 Lincoln Choice Plus (1.60% Fee Rate)(3)                        10.00      10.33          219        2,262    3.31%
 Lincoln Choice Plus (1.65% Fee Rate)(3)                        10.00      10.33          100        1,033    3.28%
Delaware VIP High Yield Service Class Series                                                                           6.52%
 Lincoln Choice Plus II (1.40% Fee Rate)(3)                     10.00      10.32        1,463       15,092    3.17%
 Lincoln Choice Plus II (1.55% Fee Rate)(3)                     10.00      10.31        1,559       16,082    3.13%
 Lincoln Choice Plus II (1.60% Fee Rate)(3)                     10.00      10.31          100        1,031    3.11%
 Lincoln Choice Plus II (1.65% Fee Rate)(3)                     10.00      10.31          942        9,712    3.09%
 Lincoln Choice Plus and Choice Plus II Access--Annuity
   Reserves (1.40% Fee Rate)                                     8.97       8.46          100          846  (5.70)%
 Lincoln Choice Plus and Choice Plus II Access (1.65% Fee
   Rate)                                                         8.96       8.43      149,274    1,257,788  (5.94)%
 Lincoln Choice Plus and Choice Plus II Access (1.80% Fee
   Rate)                                                         8.95       8.41       68,224      573,512  (6.09)%
 Lincoln Choice Plus and Choice Plus II Access (1.85% Fee
   Rate)(1)                                                     10.00       9.94       12,927      128,534  (0.57)%
 Lincoln Choice Plus and Choice Plus II Access (1.90% Fee
   Rate)(3)                                                     10.00      10.30        1,067       10,990    3.02%
 Lincoln Choice Plus and Choice Plus II Bonus (1.60% Fee
   Rate)                                                         8.96       8.43      302,566    2,551,344  (5.90)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.75% Fee
   Rate)                                                         8.95       8.41       89,138      749,884  (6.04)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.80% Fee
   Rate)(1)                                                     10.00       9.94        2,108       20,967  (0.55)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.85% Fee
   Rate)(3)                                                     10.00      10.30          103        1,061    3.04%
 Lincoln Choice Plus II L-Share (1.70% Fee Rate)(3)             10.00      10.31        1,583       16,313    3.08%
 Lincoln Choice Plus II L-Share (1.85% Fee Rate)(3)             10.00      10.30          480        4,947    3.04%
 Lincoln Choice Plus II L-Share (1.90% Fee Rate)(3)             10.00      10.30          100        1,030    3.04%
 Lincoln Choice Plus II L-Share (1.95% Fee Rate)(3)             10.00      10.30          100        1,030    3.02%
Delaware VIP International Equity Series                                                                               2.87%
 Lincoln Choice Plus (1.40% Fee Rate)                           11.47       9.86      171,811    1,694,457 (14.05)%
 Lincoln Choice Plus (1.60% Fee Rate)(3)                        10.00      10.96          100        1,096    9.64%
 Lincoln Choice Plus (1.65% Fee Rate)(3)                        10.00      10.96          100        1,096    9.62%
Delaware VIP Large Cap Value Series                                                                                    0.18%
 Lincoln Choice Plus (1.40% Fee Rate)                           10.52       9.97    1,477,536   14,727,750  (5.22)%
 Lincoln Choice Plus--Annuity Reserves (1.40% Fee Rate)         10.52       9.97        4,457       44,423  (5.22)%
 Lincoln Choice Plus (1.60% Fee Rate)(1)                        10.00      10.33        4,043       41,749    3.27%
 Lincoln Choice Plus (1.65% Fee Rate)(3)                        10.00      11.10          100        1,110   11.04%

Lincoln Life Variable Annuity Account N

                                                             Unit Value Unit Value                                   Investment
                                                             Beginning  End        Units                   Total     Income
                                                             of Period  of Period  Outstanding Net Assets  Return(5) Ratio(6)
-------------------------------------------------------------------------------------------------------------------------------
Delaware VIP Large Cap Value Service Class Series                                                                      0.05%
 Lincoln Choice Plus II (1.40% Fee Rate)(3)                    $10.00     $11.11          125  $     1,388   11.07%
 Lincoln Choice Plus II (1.55% Fee Rate)(3)                     10.00      11.10          100        1,110   11.03%
 Lincoln Choice Plus II (1.60% Fee Rate)(3)                     10.00      11.10          100        1,110   11.00%
 Lincoln Choice Plus II (1.65% Fee Rate)(3)                     10.00      11.10          100        1,110   10.99%
 Lincoln Choice Plus and Choice Plus II Access--Annuity
   Reserves (1.40% Fee Rate)                                    11.57      10.95          100        1,095  (5.34)%
 Lincoln Choice Plus and Choice Plus II Access (1.65% Fee
   Rate)                                                        11.56      10.91       58,203      634,902  (5.61)%
 Lincoln Choice Plus and Choice Plus II Access (1.80% Fee
   Rate)                                                        11.55      10.89       11,560      125,840  (5.76)%
 Lincoln Choice Plus and Choice Plus II Access (1.85% Fee
   Rate)(1)                                                     10.00      10.31        2,316       23,885    3.12%
 Lincoln Choice Plus and Choice Plus II Access (1.90% Fee
   Rate)(3)                                                     10.00      11.09          100        1,109   10.90%
 Lincoln Choice Plus and Choice Plus II Bonus (1.60% Fee
   Rate)                                                        11.52      10.88      140,488    1,528,405  (5.56)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.75% Fee
   Rate)                                                        11.55      10.89       35,141      382,837  (5.70)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.80% Fee
   Rate)(1)                                                     10.00      10.31          698        7,204    3.14%
 Lincoln Choice Plus and Choice Plus II Bonus (1.85% Fee
   Rate)(3)                                                     10.00      11.09          103        1,142   10.91%
 Lincoln Choice Plus II L-Share (1.70% Fee Rate)(3)             10.00      11.10        1,028       11,407   10.97%
 Lincoln Choice Plus II L-Share (1.85% Fee Rate)(3)             10.00      11.09          100        1,109   10.93%
 Lincoln Choice Plus II L-Share (1.90% Fee Rate)(3)             10.00      11.09          100        1,109   10.92%
 Lincoln Choice Plus II L-Share (1.95% Fee Rate)(3)             10.00      11.09          100        1,109   10.89%
Delaware VIP REIT Series                                                                                               1.36%
 Lincoln Choice Plus (1.40% Fee Rate)                           12.59      13.50      610,119    8,237,107    7.28%
 Lincoln Choice Plus--Annuity Reserves (1.40% Fee Rate)         12.59      13.50       12,135      163,834    7.28%
 Lincoln Choice Plus (1.60% Fee Rate)(2)                        10.00      10.73        1,674       17,973    7.34%
 Lincoln Choice Plus (1.65% Fee Rate)(3)                        10.00      10.71          100        1,071    7.12%
Delaware VIP REIT Service Class Series                                                                                 1.23%
 Lincoln Choice Plus II (1.40% Fee Rate)(3)                     10.00      10.71        3,574       38,281    7.11%
 Lincoln Choice Plus II (1.55% Fee Rate)(3)                     10.00      10.71        3,400       36,409    7.08%
 Lincoln Choice Plus II (1.60% Fee Rate)(3)                     10.00      10.71          100        1,071    7.07%
 Lincoln Choice Plus II (1.65% Fee Rate)(3)                     10.00      10.70          637        6,823    7.04%
 Lincoln Choice Plus and Choice Plus II Access--Annuity
   Reserves (1.40% Fee Rate)                                    10.72      11.49          100        1,149    7.18%
 Lincoln Choice Plus and Choice Plus II Access (1.65% Fee
   Rate)                                                        10.70      11.44      112,388    1,285,966    6.89%
 Lincoln Choice Plus and Choice Plus II Access (1.80% Fee
   Rate)                                                        10.70      11.42       59,588      680,387    6.73%
 Lincoln Choice Plus and Choice Plus II Access (1.85% Fee
   Rate)(1)                                                     10.00      10.38        2,635       27,342    3.78%
 Lincoln Choice Plus and Choice Plus II Access (1.90% Fee
   Rate)(3)                                                     10.00      10.70          100        1,070    6.97%
 Lincoln Choice Plus and Choice Plus II Bonus (1.60% Fee
   Rate)                                                        10.68      11.42      267,386    3,053,043    6.95%
 Lincoln Choice Plus and Choice Plus II Bonus (1.75% Fee
   Rate)                                                        10.70      11.43       33,355      381,136    6.79%
 Lincoln Choice Plus and Choice Plus II Bonus (1.80% Fee
   Rate)(1)                                                     10.00      10.38        3,879       40,257    3.80%
 Lincoln Choice Plus and Choice Plus II Bonus (1.85% Fee
   Rate)(3)                                                     10.00      10.70          223        2,389    6.98%
 Lincoln Choice Plus II L-Share (1.70% Fee Rate)(3)             10.00      10.70          105        1,121    7.03%
 Lincoln Choice Plus II L-Share (1.85% Fee Rate)(3)             10.00      10.70          100        1,070    7.00%
 Lincoln Choice Plus II L-Share (1.90% Fee Rate)(3)             10.00      10.70          100        1,070    6.99%
 Lincoln Choice Plus II L-Share (1.95% Fee Rate)(3)             10.00      10.70        1,264       13,521    6.97%
Delaware VIP Select Growth Series                                                                                         --
 Lincoln Choice Plus (1.40% Fee Rate)                            7.22       5.43    2,187,136   11,868,915 (24.85)%
 Lincoln Choice Plus (1.60% Fee Rate)(3)                        10.00      12.22          346        4,231   22.23%
 Lincoln Choice Plus (1.65% Fee Rate)(3)                        10.00      12.22          100        1,222   22.21%
Delaware VIP Select Growth Service Class Series                                                                           --
 Lincoln Choice Plus Access--Annuity Reserves (1.40% Fee
   Rate)                                                         7.52       5.64          100          564 (24.95)%
 Lincoln Choice Plus Access (1.65% Fee Rate)                     7.51       5.62      165,995      933,408 (25.15)%
 Lincoln Choice Plus Access (1.80% Fee Rate)                     7.51       5.61       28,294      158,753 (25.26)%
 Lincoln Choice Plus Access (1.85% Fee Rate)(3)                 10.00      12.22        1,474       18,017   22.22%
 Lincoln Choice Plus Access (1.90% Fee Rate)(3)                 10.00      12.22          100        1,222   22.20%
 Lincoln Choice Plus Bonus (1.60% Fee Rate)                      7.51       5.63      349,630    1,967,469 (25.11)%
 Lincoln Choice Plus Bonus (1.75% Fee Rate)                      7.51       5.61      121,298      681,081 (25.22)%
 Lincoln Choice Plus Bonus (1.80% Fee Rate)(1)                  10.00      10.98          393        4,320    9.79%
 Lincoln Choice Plus Bonus (1.85% Fee Rate)(3)                  10.00      12.22          103        1,259   22.22%
Delaware VIP Small Cap Value Series                                                                                    0.77%
 Lincoln Choice Plus (1.40% Fee Rate)                           11.47      12.65    1,318,896   16,680,961   10.29%
 Lincoln Choice Plus (1.60% Fee Rate)(1)                        10.00      10.99        2,808       30,868    9.92%
 Lincoln Choice Plus (1.65% Fee Rate)(3)                        10.00      11.80        3,650       43,082   18.03%

Lincoln Life Variable Annuity Account N

                                                             Unit Value Unit Value                                   Investment
                                                             Beginning  End        Units                   Total     Income
                                                             of Period  of Period  Outstanding Net Assets  Return(5) Ratio(6)
-------------------------------------------------------------------------------------------------------------------------------
Delaware VIP Small Cap Service Class Series                                                                            0.46%
 Lincoln Choice Plus II (1.40% Fee Rate)(3)                    $10.00     $11.81        8,334  $    98,399   18.07%
 Lincoln Choice Plus II (1.55% Fee Rate)(3)                     10.00      11.80        1,644       19,396   18.01%
 Lincoln Choice Plus II (1.60% Fee Rate)(3)                     10.00      11.80        2,239       26,423   17.99%
 Lincoln Choice Plus II (1.65% Fee Rate)(3)                     10.00      11.80        1,443       17,029   17.98%
 Lincoln Choice Plus and Choice Plus II Access--Annuity
   Reserves (1.40% Fee Rate)                                    11.86      13.05          100        1,305   10.09%
 Lincoln Choice Plus and Choice Plus II Access (1.65% Fee
   Rate)                                                        11.84      13.01      114,364    1,487,432    9.85%
 Lincoln Choice Plus and Choice Plus II Access (1.80% Fee
   Rate)                                                        11.83      12.98       80,955    1,050,853    9.68%
 Lincoln Choice Plus and Choice Plus II Access (1.85% Fee
   Rate)(1)                                                     10.00      10.98        5,510       60,490    9.78%
 Lincoln Choice Plus and Choice Plus II Access (1.90% Fee
   Rate)(3)                                                     10.00      11.79          753        8,875   17.88%
 Lincoln Choice Plus and Choice Plus II Bonus (1.60% Fee
   Rate)                                                        11.77      12.94      330,344    4,274,165    9.90%
 Lincoln Choice Plus and Choice Plus II Bonus (1.75% Fee
   Rate)                                                        11.84      12.99       66,842      868,219    9.74%
 Lincoln Choice Plus and Choice Plus II Bonus (1.80% Fee
   Rate)(1)                                                     10.00      10.98        4,837       53,100    9.79%
 Lincoln Choice Plus and Choice Plus II Bonus (1.85% Fee
   Rate)(3)                                                     10.00      11.79        1,629       19,211   17.90%
 Lincoln Choice Plus II L-Share (1.70% Fee Rate)(3)             10.00      11.80          838        9,887   17.98%
 Lincoln Choice Plus II L-Share (1.85% Fee Rate)(3)             10.00      11.79          279        3,285   17.94%
 Lincoln Choice Plus II L-Share (1.90% Fee Rate)(3)             10.00      11.79          100        1,179   17.91%
 Lincoln Choice Plus II L-Share (1.95% Fee Rate)(3)             10.00      11.79          100        1,179   17.90%
Delaware VIP Social Awareness Series                                                                                   0.23%
 Lincoln Choice Plus (1.40% Fee Rate)                           10.61       9.46      634,586    6,004,730 (10.79)%
 Lincoln Choice Plus (1.60% Fee Rate)(3)                        10.00      11.54          100        1,154   15.35%
 Lincoln Choice Plus (1.65% Fee Rate)(3)                        10.00      11.53          100        1,153   15.34%
Delaware VIP Social Awareness Service Class Series                                                                     0.09%
 Lincoln Choice Plus Access--Annuity Reserves (1.40% Fee
   Rate)                                                         8.80       7.84          100          784 (10.92)%
 Lincoln Choice Plus Access (1.65% Fee Rate)                     8.79       7.81       21,842      170,600 (11.17)%
 Lincoln Choice Plus Access (1.80% Fee Rate)                     8.79       7.79       11,830       92,199 (11.30)%
 Lincoln Choice Plus Access (1.85% Fee Rate)(3)                 10.00      11.53          100        1,153   15.29%
 Lincoln Choice Plus Access (1.90% Fee Rate)(3)                 10.00      11.53          100        1,153   15.26%
 Lincoln Choice Plus Bonus (1.60% Fee Rate)                      8.79       7.82       59,307      463,633 (11.12)%
 Lincoln Choice Plus Bonus (1.75% Fee Rate)                      8.79       7.80       11,463       89,395 (11.25)%
 Lincoln Choice Plus Bonus (1.80% Fee Rate)(3)                  10.00      11.53        2,880       33,211   15.31%
 Lincoln Choice Plus Bonus (1.85% Fee Rate)(3)                  10.00      11.53          103        1,187   15.29%
Delaware VIP Trend Series                                                                                                 --
 Lincoln Choice Plus (1.40% Fee Rate)                           16.75      13.98    3,573,333   49,970,844 (16.52)%
 Lincoln Choice Plus--Annuity Reserves (1.40% Fee Rate)         16.75      13.98        8,405      117,535 (16.52)%
 Lincoln Choice Plus (1.60% Fee Rate)(1)                        10.00      11.35        5,447       61,818   13.50%
 Lincoln Choice Plus (1.65% Fee Rate)(3)                        10.00      12.79          100        1,279   27.94%
Delaware VIP Trend Service Class Series                                                                                   --
 Lincoln Choice Plus II (1.40% Fee Rate)(3)                     10.00      12.80        6,289       80,501   28.01%
 Lincoln Choice Plus II (1.55% Fee Rate)(3)                     10.00      12.79        5,189       66,389   27.95%
 Lincoln Choice Plus II (1.60% Fee Rate)(3)                     10.00      12.79          899       11,503   27.94%
 Lincoln Choice Plus II (1.65% Fee Rate)(3)                     10.00      12.79        1,600       20,463   27.92%
 Lincoln Choice Plus and Choice Plus II Access--Annuity
   Reserves (1.40% Fee Rate)                                     7.77       6.48          100          648 (16.63)%
 Lincoln Choice Plus and Choice Plus II Access (1.65% Fee
   Rate)                                                         7.76       6.45      333,113    2,150,097 (16.84)%
 Lincoln Choice Plus and Choice Plus II Access (1.80% Fee
   Rate)                                                         7.76       6.44       88,103      567,402 (16.96)%
 Lincoln Choice Plus and Choice Plus II Access (1.85% Fee
   Rate)(2)                                                     10.00      12.21        3,601       43,959   22.07%
 Lincoln Choice Plus and Choice Plus II Access (1.90% Fee
   Rate)(3)                                                     10.00      12.78        1,233       15,763   27.80%
 Lincoln Choice Plus and Choice Plus II Bonus (1.60% Fee
   Rate)                                                         7.76       6.46    1,353,374    8,741,850 (16.80)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.75% Fee
   Rate)                                                         7.76       6.45      168,384    1,085,248 (16.92)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.80% Fee
   Rate)(1)                                                     10.00      11.34        2,404       27,255   13.37%
 Lincoln Choice Plus and Choice Plus II Bonus (1.85% Fee
   Rate)(3)                                                     10.00      12.78        1,546       19,760   27.82%
 Lincoln Choice Plus II L-Share (1.70% Fee Rate)(3)             10.00      12.79        3,397       43,455   27.92%
 Lincoln Choice Plus II L-Share (1.85% Fee Rate)(3)             10.00      12.79          620        7,932   27.86%
 Lincoln Choice Plus II L-Share (1.90% Fee Rate)(3)             10.00      12.79          100        1,279   27.85%
 Lincoln Choice Plus II L-Share (1.95% Fee Rate)(3)             10.00      12.78          100        1,278   27.84%
Delaware VIP U.S. Growth Service Class Series                                                                             --
 Lincoln Choice Plus II (1.40% Fee Rate)(3)                     10.00      11.65          100        1,169   16.52%
 Lincoln Choice Plus II (1.55% Fee Rate)(3)                     10.00      11.65          100        1,170   16.46%
 Lincoln Choice Plus II (1.60% Fee Rate)(3)                     10.00      11.65          100        1,170   16.45%
 Lincoln Choice Plus II (1.65% Fee Rate)(3)                     10.00      11.64          100        1,169   16.43%

Lincoln Life Variable Annuity Account N

                                                             Unit Value Unit Value                                   Investment
                                                             Beginning  End        Units                   Total     Income
                                                             of Period  of Period  Outstanding Net Assets  Return(5) Ratio(6)
-------------------------------------------------------------------------------------------------------------------------------
 Lincoln Choice Plus II Access (1.65% Fee Rate)(3)             $10.00     $11.64          100  $     1,169   16.43%
 Lincoln Choice Plus II Access (1.80% Fee Rate)(3)              10.00      11.64          100        1,170   16.38%
 Lincoln Choice Plus II Access (1.85% Fee Rate)(3)              10.00      11.64          100        1,170   16.36%
 Lincoln Choice Plus II Access (1.90% Fee Rate)(3)              10.00      11.63          100        1,169   16.35%
 Lincoln Choice Plus II Bonus (1.60% Fee Rate)(3)               10.00      11.64          103        1,204   16.45%
 Lincoln Choice Plus II Bonus (1.75% Fee Rate)(3)               10.00      11.64          103        1,205   16.40%
 Lincoln Choice Plus II Bonus (1.80% Fee Rate)(3)               10.00      11.64          103        1,205   16.38%
 Lincoln Choice Plus II Bonus (1.85% Fee Rate)(3)               10.00      11.64          103        1,205   16.36%
 Lincoln Choice Plus II L-Share (1.70% Fee Rate)(3)             10.00      11.64          100        1,169   16.43%
 Lincoln Choice Plus II L-Share (1.85% Fee Rate)(3)             10.00      11.64          100        1,170   16.36%
 Lincoln Choice Plus II L-Share (1.90% Fee Rate)(3)             10.00      11.63          100        1,169   16.35%
 Lincoln Choice Plus II L-Share (1.95% Fee Rate)(3)             10.00      11.63          100        1,166   16.34%
Dreyfus Small Cap Portfolio                                                                                            0.41%
 Lincoln Choice Plus (1.40% Fee Rate)                           14.54      13.46      292,325    3,934,529  (7.42)%
 Lincoln Choice Plus (1.60% Fee Rate)(3)                        10.00      11.68          100        1,168   16.85%
 Lincoln Choice Plus (1.65% Fee Rate)(3)                        10.00      11.68          100        1,168   16.83%
Fidelity VIP Contrafund Service Class 2 Portfolio                                                                         --
 Lincoln Choice Plus II (1.40% Fee Rate)(3)                     10.00      10.95        1,377       15,085    9.46%
 Lincoln Choice Plus II (1.55% Fee Rate)(3)                     10.00      10.94          100        1,099    9.41%
 Lincoln Choice Plus II (1.60% Fee Rate)(3)                     10.00      10.94          100        1,099    9.39%
 Lincoln Choice Plus II (1.65% Fee Rate)(3)                     10.00      10.94          100        1,099    9.38%
 Lincoln Choice Plus II Access (1.65% Fee Rate)(3)              10.00      10.94        1,660       18,155    9.38%
 Lincoln Choice Plus II Access (1.80% Fee Rate)(3)              10.00      10.93          455        4,984    9.34%
 Lincoln Choice Plus II Access (1.85% Fee Rate)(3)              10.00      10.93          100        1,098    9.34%
 Lincoln Choice Plus II Access (1.90% Fee Rate)(3)              10.00      10.93          100        1,099    9.31%
 Lincoln Choice Plus II Bonus (1.60% Fee Rate)(3)               10.00      10.94       13,274      145,229    9.40%
 Lincoln Choice Plus II Bonus (1.75% Fee Rate)(3)               10.00      10.94          103        1,131    9.36%
 Lincoln Choice Plus II Bonus (1.80% Fee Rate)(3)               10.00      10.94          103        1,131    9.35%
 Lincoln Choice Plus II Bonus (1.85% Fee Rate)(3)               10.00      10.93          103        1,132    9.32%
 Lincoln Choice Plus II L-Share (1.70% Fee Rate)(3)             10.00      10.94        8,035       87,885    9.37%
 Lincoln Choice Plus II L-Share (1.85% Fee Rate)(3)             10.00      10.93          100        1,098    9.35%
 Lincoln Choice Plus II L-Share (1.90% Fee Rate)(3)             10.00      10.93          100        1,099    9.31%
 Lincoln Choice Plus II L-Share (1.95% Fee Rate)(3)             10.00      10.93          100        1,099    9.29%
Fidelity VIP Equity Income Portfolio                                                                                   1.57%
 Lincoln Choice Plus (1.40% Fee Rate)                           11.32      10.61    3,121,392   33,115,014  (6.28)%
 Lincoln Choice Plus--Annuity Reserves (1.40% Fee Rate)         11.32      10.61        3,228       34,250  (6.28)%
 Lincoln Choice Plus (1.60% Fee Rate)(1)                        10.00      10.30        6,160       63,474    3.04%
 Lincoln Choice Plus (1.65% Fee Rate)(3)                        10.00      11.11        7,428       82,483   11.05%
Fidelity VIP Equity Income Service Class 2 Portfolio                                                                   0.57%
 Lincoln Choice Plus II (1.40% Fee Rate)(3)                     10.00      11.11        3,886       43,164   11.07%
 Lincoln Choice Plus II (1.55% Fee Rate)(3)                     10.00      11.10          100        1,110   11.02%
 Lincoln Choice Plus II (1.60% Fee Rate)(3)                     10.00      11.10          100        1,110   11.00%
 Lincoln Choice Plus II (1.65% Fee Rate)(3)                     10.00      11.10        2,549       28,290   10.98%
 Lincoln Choice Plus and Choice Plus II Access--Annuity
   Reserves (1.40% Fee Rate)                                    10.87      10.16          100        1,016  (6.54)%
 Lincoln Choice Plus and Choice Plus II Access (1.65% Fee
   Rate)                                                        10.86      10.12      143,488    1,452,655  (6.78)%
 Lincoln Choice Plus and Choice Plus II Access (1.80% Fee
   Rate)                                                        10.85      10.10       51,161      516,870  (6.92)%
 Lincoln Choice Plus and Choice Plus II Access (1.85% Fee
   Rate)(1)                                                     10.00      10.28        5,872       60,393    2.85%
 Lincoln Choice Plus and Choice Plus II Access (1.90% Fee
   Rate)(3)                                                     10.00      11.09          919       10,192   10.88%
 Lincoln Choice Plus and Choice Plus II Bonus (1.60% Fee
   Rate)                                                        10.86      10.13      214,035    2,168,471  (6.73)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.75% Fee
   Rate)                                                        10.86      10.11       95,581      966,408  (6.87)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.80% Fee
   Rate)(1)                                                     10.00      10.29       13,119      134,946    2.86%
 Lincoln Choice Plus and Choice Plus II Bonus (1.85% Fee
   Rate)(3)                                                     10.00      11.09          103        1,142   10.92%
 Lincoln Choice Plus II L-Share (1.70% Fee Rate)(3)             10.00      11.10        9,102      101,014   10.98%
 Lincoln Choice Plus II L-Share (1.85% Fee Rate)(3)             10.00      11.09          100        1,109   10.93%
 Lincoln Choice Plus II L-Share (1.90% Fee Rate)(3)             10.00      11.09          100        1,109   10.92%
 Lincoln Choice Plus II L-Share (1.95% Fee Rate)(3)             10.00      11.09          100        1,109   10.90%
Fidelity VIP Growth Portfolio                                                                                          0.08%
 Lincoln Choice Plus (1.40% Fee Rate)                           12.60      10.24    4,842,933   49,571,049 (18.80)%
 Lincoln Choice Plus--Annuity Reserves (1.40% Fee Rate)         12.60      10.24       22,717      232,529 (18.80)%
 Lincoln Choice Plus (1.60% Fee Rate)(2)                        10.00      11.43        1,782       20,358   14.26%
 Lincoln Choice Plus (1.65% Fee Rate)(3)                        10.00      11.78        2,643       31,129   17.80%

Lincoln Life Variable Annuity Account N

                                                             Unit Value Unit Value                                   Investment
                                                             Beginning  End        Units                   Total     Income
                                                             of Period  of Period  Outstanding Net Assets  Return(5) Ratio(6)
-------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Growth Service Class 2 Portfolio                                                                          0.06%
 Lincoln Choice Plus II (1.40% Fee Rate)(3)                    $10.00     $11.78       11,539  $   135,963   17.83%
 Lincoln Choice Plus II (1.55% Fee Rate)(3)                     10.00      11.78          100        1,178   17.78%
 Lincoln Choice Plus II (1.60% Fee Rate)(3)                     10.00      11.78          100        1,178   17.77%
 Lincoln Choice Plus II (1.65% Fee Rate)(3)                     10.00      11.77          417        4,911   17.75%
 Lincoln Choice Plus and Choice Plus II Access--Annuity
   Reserves (1.40% Fee Rate)                                     8.37       6.78          100          678 (19.04)%
 Lincoln Choice Plus and Choice Plus II Access (1.65% Fee
   Rate)                                                         8.36       6.75       98,856      667,624 (19.21)%
 Lincoln Choice Plus and Choice Plus II Access (1.80% Fee
   Rate)                                                         8.35       6.74       22,795      153,614 (19.33)%
 Lincoln Choice Plus and Choice Plus II Access (1.85% Fee
   Rate)(1)                                                     10.00      10.69        5,996       64,075    6.87%
 Lincoln Choice Plus and Choice Plus II Access (1.90% Fee
   Rate)(3)                                                     10.00      11.76          644        7,573   17.64%
 Lincoln Choice Plus and Choice Plus II Bonus (1.60% Fee
   Rate)                                                         8.36       6.76      916,788    6,196,314 (19.17)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.75% Fee
   Rate)                                                         8.36       6.74      153,898    1,037,839 (19.29)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.80% Fee
   Rate)(1)                                                     10.00      10.69        4,892       52,293    6.89%
 Lincoln Choice Plus and Choice Plus II Bonus (1.85% Fee
   Rate)(3)                                                     10.00      11.77          103        1,212   17.65%
 Lincoln Choice Plus II L-Share (1.70% Fee Rate)(3)             10.00      11.77        4,045       47,622   17.73%
 Lincoln Choice Plus II L-Share (1.85% Fee Rate)(3)             10.00      11.77          100        1,177   17.68%
 Lincoln Choice Plus II L-Share (1.90% Fee Rate)(3)             10.00      11.77          100        1,177   17.67%
 Lincoln Choice Plus II L-Share (1.95% Fee Rate)(3)             10.00      11.77          100        1,177   17.66%
Fidelity VIP III Growth Opportunities Portfolio                                                                        0.41%
 Lincoln Choice Plus (1.40% Fee Rate)                            8.73       7.37    2,188,160   16,123,664 (15.61)%
 Lincoln Choice Plus--Annuity Reserves (1.40% Fee Rate)          8.73       7.37       44,726      329,566 (15.61)%
 Lincoln Choice Plus (1.60% Fee Rate)(3)                        10.00      11.35          100        1,135   13.50%
 Lincoln Choice Plus (1.65% Fee Rate)(3)                        10.00      11.35          100        1,135   13.49%
Fidelity VIP III Growth Opportunities Service Class 2
 Portfolio                                                                                                             0.28%
 Lincoln Choice Plus Access--Annuity Reserves (1.40% Fee
   Rate)                                                         8.49       7.14          100          714 (15.87)%
 Lincoln Choice Plus Access (1.65% Fee Rate)                     8.48       7.12       22,454      159,933 (16.04)%
 Lincoln Choice Plus Access (1.80% Fee Rate)                     8.48       7.11        2,114       15,021 (16.17)%
 Lincoln Choice Plus Access (1.85% Fee Rate)(3)                 10.00      11.34          100        1,134   13.36%
 Lincoln Choice Plus Access (1.90% Fee Rate)(3)                 10.00      11.33          100        1,133   13.33%
 Lincoln Choice Plus Bonus (1.60% Fee Rate)                      8.49       7.13       58,213      414,981 (16.00)%
 Lincoln Choice Plus Bonus (1.75% Fee Rate)                      8.48       7.11        9,374       66,668 (16.12)%
 Lincoln Choice Plus Bonus (1.80% Fee Rate)(3)                  10.00      11.34          103        1,168   13.37%
 Lincoln Choice Plus Bonus (1.85% Fee Rate)(3)                  10.00      11.33          103        1,167   13.34%
Fidelity VIP Overseas Portfolio                                                                                        5.87%
 Lincoln Choice Plus (1.40% Fee Rate)                           11.33       8.81      896,988    7,903,472 (22.26)%
 Lincoln Choice Plus--Annuity Reserves (1.40% Fee Rate)         11.33       8.81       23,243      204,801 (22.26)%
 Lincoln Choice Plus (1.60% Fee Rate)(2)                        10.00      10.87          210        2,288    8.71%
 Lincoln Choice Plus (1.65% Fee Rate)(3)                        10.00      10.90          100        1,090    9.04%
Fidelity VIP Overseas Service Class 2 Portfolio                                                                        4.37%
 Lincoln Choice Plus II (1.40% Fee Rate)(3)                     10.00      10.91        4,874       53,175    9.10%
 Lincoln Choice Plus II (1.55% Fee Rate)(3)                     10.00      10.90          100        1,090    9.05%
 Lincoln Choice Plus II (1.60% Fee Rate)(3)                     10.00      10.90          100        1,090    9.03%
 Lincoln Choice Plus II (1.65% Fee Rate)(3)                     10.00      10.90          100        1,090    9.02%
 Lincoln Choice Plus and Choice Plus II Access--Annuity
   Reserves (1.40% Fee Rate)                                     8.61       6.69          100          669 (22.26)%
 Lincoln Choice Plus and Choice Plus II Access (1.65% Fee
   Rate)                                                         8.60       6.67       27,479      183,275 (22.45)%
 Lincoln Choice Plus and Choice Plus II Access (1.80% Fee
   Rate)                                                         8.59       6.65        7,936       52,815 (22.57)%
 Lincoln Choice Plus and Choice Plus II Access (1.85% Fee
   Rate)(3)                                                     10.00      10.90          100        1,090    8.95%
 Lincoln Choice Plus and Choice Plus II Access (1.90% Fee
   Rate)(3)                                                     10.00      10.89          100        1,089    8.92%
 Lincoln Choice Plus and Choice Plus II Bonus (1.60% Fee
   Rate)                                                         8.60       6.67      404,091    2,697,287 (22.42)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.75% Fee
   Rate)                                                         8.60       6.66       16,482      109,768 (22.53)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.80% Fee
   Rate)(3)                                                     10.00      10.90          823        8,972    8.97%
 Lincoln Choice Plus and Choice Plus II Bonus (1.85% Fee
   Rate)(3)                                                     10.00      10.89          179        1,955    8.95%
 Lincoln Choice Plus II L-Share (1.70% Fee Rate)(3)             10.00      10.90          100        1,090    9.00%
 Lincoln Choice Plus II L-Share (1.85% Fee Rate)(3)             10.00      10.90          100        1,090    8.96%
 Lincoln Choice Plus II L-Share (1.90% Fee Rate)(3)             10.00      10.89          100        1,089    8.94%
 Lincoln Choice Plus II L-Share (1.95% Fee Rate)(3)             10.00      10.89          100        1,089    8.93%
Janus Aspen Series Aggressive Growth Service Class Portfolio                                                              --
 Lincoln Choice Plus II (1.40% Fee Rate)(3)                     10.00      11.39          748        8,529   13.94%
 Lincoln Choice Plus II (1.55% Fee Rate)(3)                     10.00      11.39          100        1,144   13.89%
 Lincoln Choice Plus II (1.60% Fee Rate)(3)                     10.00      11.39          100        1,144   13.87%

Lincoln Life Variable Annuity Account N

                                                             Unit Value Unit Value                                  Investment
                                                             Beginning  End        Units                  Total     Income
                                                             of Period  of Period  Outstanding Net Assets Return(5) Ratio(6)
------------------------------------------------------------------------------------------------------------------------------
 Lincoln Choice Plus II (1.65% Fee Rate)(3)                    $10.00     $11.39         100   $    1,144   13.86%
 Lincoln Choice Plus II Access (1.65% Fee Rate)(3)              10.00      11.39         137        1,570   13.86%
 Lincoln Choice Plus II Access (1.80% Fee Rate)(3)              10.00      11.38         100        1,143   13.82%
 Lincoln Choice Plus II Access (1.85% Fee Rate)(3)              10.00      11.38         100        1,144   13.79%
 Lincoln Choice Plus II Access (1.90% Fee Rate)(3)              10.00      11.38         100        1,144   13.77%
 Lincoln Choice Plus II Bonus (1.60% Fee Rate)(3)               10.00      11.39         702        7,996   13.87%
 Lincoln Choice Plus II Bonus (1.75% Fee Rate)(3)               10.00      11.38         103        1,178   13.84%
 Lincoln Choice Plus II Bonus (1.80% Fee Rate)(3)               10.00      11.38         103        1,178   13.81%
 Lincoln Choice Plus II Bonus (1.85% Fee Rate)(3)               10.00      11.38         103        1,178   13.79%
 Lincoln Choice Plus II L-Share (1.70% Fee Rate)(3)             10.00      11.38       2,038       23,203   13.85%
 Lincoln Choice Plus II L-Share (1.85% Fee Rate)(3)             10.00      11.38         100        1,138   13.79%
 Lincoln Choice Plus II L-Share (1.90% Fee Rate)(3)             10.00      11.38         100        1,138   13.77%
 Lincoln Choice Plus II L-Share (1.95% Fee Rate)(3)             10.00      11.38         100        1,138   13.77%
Janus Aspen Series Balanced Service Class Portfolio                                                                   3.26%
 Lincoln Choice Plus II (1.40% Fee Rate)(3)                     10.00      10.67       2,965       31,638    6.69%
 Lincoln Choice Plus II (1.55% Fee Rate)(3)                     10.00      10.66       3,188       34,001    6.65%
 Lincoln Choice Plus II (1.60% Fee Rate)(3)                     10.00      10.66         159        1,703    6.62%
 Lincoln Choice Plus II (1.65% Fee Rate)(3)                     10.00      10.66         100        1,071    6.61%
 Lincoln Choice Plus II Access (1.65% Fee Rate)(3)              10.00      10.66         100        1,071    6.61%
 Lincoln Choice Plus II Access (1.80% Fee Rate)(3)              10.00      10.66         100        1,071    6.58%
 Lincoln Choice Plus II Access (1.85% Fee Rate)(3)              10.00      10.66         100        1,071    6.57%
 Lincoln Choice Plus II Access (1.90% Fee Rate)(3)              10.00      10.65         100        1,071    6.54%
 Lincoln Choice Plus II Bonus (1.60% Fee Rate)(3)               10.00      10.66       7,631       81,366    6.62%
 Lincoln Choice Plus II Bonus (1.75% Fee Rate)(3)               10.00      10.66         103        1,103    6.59%
 Lincoln Choice Plus II Bonus (1.80% Fee Rate)(3)               10.00      10.66         141        1,511    6.59%
 Lincoln Choice Plus II Bonus (1.85% Fee Rate)(3)               10.00      10.66         103        1,103    6.55%
 Lincoln Choice Plus II L-Share (1.70% Fee Rate)(3)             10.00      10.66       6,705       71,471    6.59%
 Lincoln Choice Plus II L-Share (1.85% Fee Rate)(3)             10.00      10.66         100        1,071    6.57%
 Lincoln Choice Plus II L-Share (1.90% Fee Rate)(3)             10.00      10.65         100        1,071    6.54%
 Lincoln Choice Plus II L-Share (1.95% Fee Rate)(3)             10.00      10.65       1,388       14,796    6.52%
Janus Aspen Series Worldwide Growth Service Class Portfolio                                                           0.20%
 Lincoln Choice Plus II (1.40% Fee Rate)(3)                     10.00      11.52       1,638       18,881   15.20%
 Lincoln Choice Plus II (1.55% Fee Rate)(3)                     10.00      11.51         123        1,422   15.14%
 Lincoln Choice Plus II (1.60% Fee Rate)(3)                     10.00      11.51         128        1,477   15.13%
 Lincoln Choice Plus II (1.65% Fee Rate)(3)                     10.00      11.51         100        1,156   15.12%
 Lincoln Choice Plus II Access (1.65% Fee Rate)(3)              10.00      11.51         823        9,482   15.12%
 Lincoln Choice Plus II Access (1.80% Fee Rate)(3)              10.00      11.51         100        1,157   15.07%
 Lincoln Choice Plus II Access (1.85% Fee Rate)(3)              10.00      11.51         100        1,157   15.05%
 Lincoln Choice Plus II Access (1.90% Fee Rate)(3)              10.00      11.50         100        1,156   15.02%
 Lincoln Choice Plus II Bonus (1.60% Fee Rate)(3)               10.00      11.51       2,740       31,548   15.13%
 Lincoln Choice Plus II Bonus (1.75% Fee Rate)(3)               10.00      11.51         103        1,191   15.09%
 Lincoln Choice Plus II Bonus (1.80% Fee Rate)(3)               10.00      11.51         103        1,191   15.07%
 Lincoln Choice Plus II Bonus (1.85% Fee Rate)(3)               10.00      11.50         103        1,187   15.05%
 Lincoln Choice Plus II L-Share (1.70% Fee Rate)(3)             10.00      11.51         394        4,538   15.10%
 Lincoln Choice Plus II L-Share (1.85% Fee Rate)(3)             10.00      11.51         100        1,151   15.06%
 Lincoln Choice Plus II L-Share (1.90% Fee Rate)(3)             10.00      11.50         100        1,150   15.03%
 Lincoln Choice Plus II L-Share (1.95% Fee Rate)(3)             10.00      11.50         100        1,150   15.02%
Liberty Colonial Newport Tiger Fund                                                                                   0.78%
 Lincoln Choice Plus (1.40% Fee Rate)                           13.68      10.99     428,484    4,711,035 (19.62)%
 Lincoln Choice Plus--Annuity Reserves (1.40% Fee Rate)         13.68      10.99       6,100       67,067 (19.62)%
 Lincoln Choice Plus (1.60% Fee Rate)(1)                        10.00      10.57         192        2,028    5.73%
 Lincoln Choice Plus (1.65% Fee Rate)(3)                        10.00      12.01         100        1,201   20.06%
 Lincoln Choice Plus Access (1.65% Fee Rate)                     8.25       6.62      31,073      205,568 (19.82)%
 Lincoln Choice Plus Access (1.80% Fee Rate)                     8.25       6.60       4,953       32,695 (19.94)%
 Lincoln Choice Plus Access (1.85% Fee Rate)(2)                 10.00      11.92         384        4,571   19.18%
 Lincoln Choice Plus Access (1.90% Fee Rate)(3)                 10.00      12.00         100        1,200   19.99%
 Lincoln Choice Plus Bonus (1.60% Fee Rate)                      8.25       6.62     103,255      683,561 (19.78)%
 Lincoln Choice Plus Bonus (1.75% Fee Rate)                      8.25       6.61       7,321       48,366 (19.90)%
 Lincoln Choice Plus Bonus (1.80% Fee Rate)(3)                  10.00      12.00         103        1,236   20.03%
 Lincoln Choice Plus Bonus (1.85% Fee Rate)(3)                  10.00      12.00         103        1,236   20.01%
Liberty Colonial US Stock Fund                                                                                        1.01%
 Lincoln Choice Plus (1.40% Fee Rate)                           11.69      11.45     497,534    5,698,409  (1.99)%
 Lincoln Choice Plus (1.60% Fee Rate)(3)                        10.00      10.74         100        1,074    7.42%

Lincoln Life Variable Annuity Account N

                                                             Unit Value Unit Value                                   Investment
                                                             Beginning  End        Units                   Total     Income
                                                             of Period  of Period  Outstanding Net Assets  Return(5) Ratio(6)
-------------------------------------------------------------------------------------------------------------------------------
 Lincoln Choice Plus (1.65% Fee Rate)(3)                       $10.00     $10.74          100  $     1,074   7.41%
LN Aggressive Growth Fund                                                                                                 --
 Lincoln Choice Plus II (1.40% Fee Rate)(3)                     10.00      12.42          100        1,247  24.22%
 Lincoln Choice Plus II (1.55% Fee Rate)(3)                     10.00      12.42          100        1,247  24.17%
 Lincoln Choice Plus II (1.60% Fee Rate)(3)                     10.00      12.42          100        1,247  24.16%
 Lincoln Choice Plus II (1.65% Fee Rate)(3)                     10.00      12.41          100        1,246  24.14%
 Lincoln Choice Plus II Access (1.65% Fee Rate)(3)              10.00      12.41          100        1,246  24.14%
 Lincoln Choice Plus II Access (1.80% Fee Rate)(3)              10.00      12.41          100        1,247  24.08%
 Lincoln Choice Plus II Access (1.85% Fee Rate)(3)              10.00      12.41          100        1,247  24.07%
 Lincoln Choice Plus II Access (1.90% Fee Rate)(3)              10.00      12.41          100        1,247  24.05%
 Lincoln Choice Plus II Bonus (1.60% Fee Rate)(3)               10.00      12.42          103        1,283  24.16%
 Lincoln Choice Plus II Bonus (1.75% Fee Rate)(3)               10.00      12.41          103        1,284  24.10%
 Lincoln Choice Plus II Bonus (1.80% Fee Rate)(3)               10.00      12.41          103        1,284  24.09%
 Lincoln Choice Plus II Bonus (1.85% Fee Rate)(3)               10.00      12.41          103        1,284  24.07%
 Lincoln Choice Plus II L-Share (1.70% Fee Rate)(3)             10.00      12.41          100        1,247  24.12%
 Lincoln Choice Plus II L-Share (1.85% Fee Rate)(3)             10.00      12.41          100        1,247  24.07%
 Lincoln Choice Plus II L-Share (1.90% Fee Rate)(3)             10.00      12.41          100        1,247  24.06%
 Lincoln Choice Plus II L-Share (1.95% Fee Rate)(3)             10.00      12.40          100        1,243  24.04%
LN Bond Fund                                                                                                           6.52%
 Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)        10.53      11.33    5,439,294   61,650,712   7.63%
 Lincoln Choice Plus and Choice Plus II (1.55% Fee Rate)(3)     10.00      10.12       18,918      191,515   1.24%
 Lincoln Choice Plus and Choice Plus II (1.60% Fee Rate)(1)     10.00      10.10       15,416      155,722   1.01%
 Lincoln Choice Plus and Choice Plus II (1.65% Fee Rate)(3)     10.00      10.12       20,979      212,268   1.18%
 Lincoln Choice Plus and Choice Plus II Access (1.65% Fee
   Rate)                                                        10.61      11.39      634,854    7,229,044   7.37%
 Lincoln Choice Plus and Choice Plus II Access (1.80% Fee
   Rate)                                                        10.60      11.36      262,744    2,985,892   7.21%
 Lincoln Choice Plus and Choice Plus II Access (1.85% Fee
   Rate)(1)                                                     10.00      10.09       24,075      243,002   0.93%
 Lincoln Choice Plus and Choice Plus II Access (1.90% Fee
   Rate)(3)                                                     10.00      10.11        5,917       59,837   1.13%
 Lincoln Choice Plus and Choice Plus II Bonus (1.60% Fee
   Rate)                                                        10.61      11.40    1,398,952   15,942,826   7.42%
 Lincoln Choice Plus and Choice Plus II Bonus (1.75% Fee
   Rate)                                                        10.60      11.37      291,980    3,320,535   7.26%
 Lincoln Choice Plus and Choice Plus II Bonus (1.80% Fee
   Rate)(1)                                                     10.00      10.09       29,161      294,378   0.95%
 Lincoln Choice Plus and Choice Plus II Bonus (1.85% Fee
   Rate)(3)                                                     10.00      10.11          225        2,280   1.14%
 Lincoln Choice Plus II L-Share (1.70% Fee Rate)(3)             10.00      10.12       21,656      219,123   1.18%
 Lincoln Choice Plus II L-Share (1.85% Fee Rate)(3)             10.00      10.11        1,149       11,622   1.15%
 Lincoln Choice Plus II L-Share (1.90% Fee Rate)(3)             10.00      10.11          100        1,011   1.14%
 Lincoln Choice Plus II L-Share (1.95% Fee Rate)(3)             10.00      10.11          225        2,272   1.13%
LN Capital Appreciation Fund                                                                                              --
 Lincoln Choice Plus II (1.40% Fee Rate)(3)                     10.00      11.63          465        5,423  16.31%
 Lincoln Choice Plus II (1.55% Fee Rate)(3)                     10.00      11.63          100        1,168  16.26%
 Lincoln Choice Plus II (1.60% Fee Rate)(3)                     10.00      11.62          100        1,167  16.25%
 Lincoln Choice Plus II (1.65% Fee Rate)(3)                     10.00      11.62          100        1,167  16.23%
 Lincoln Choice Plus II Access (1.65% Fee Rate)(3)              10.00      11.62          100        1,167  16.23%
 Lincoln Choice Plus II Access (1.80% Fee Rate)(3)              10.00      11.62          100        1,168  16.18%
 Lincoln Choice Plus II Access (1.85% Fee Rate)(3)              10.00      11.62          100        1,168  16.16%
 Lincoln Choice Plus II Access (1.90% Fee Rate)(3)              10.00      11.61          100        1,167  16.15%
 Lincoln Choice Plus II Bonus (1.60% Fee Rate)(3)               10.00      11.62          177        2,068  16.24%
 Lincoln Choice Plus II Bonus (1.75% Fee Rate)(3)               10.00      11.62          103        1,203  16.19%
 Lincoln Choice Plus II Bonus (1.80% Fee Rate)(3)               10.00      11.62          103        1,203  16.18%
 Lincoln Choice Plus II Bonus (1.85% Fee Rate)(3)               10.00      11.62          103        1,203  16.17%
 Lincoln Choice Plus II L-Share (1.70% Fee Rate)(3)             10.00      11.62          100        1,167  16.23%
 Lincoln Choice Plus II L-Share (1.85% Fee Rate)(3)             10.00      11.62          100        1,165  16.17%
 Lincoln Choice Plus II L-Share (1.90% Fee Rate)(3)             10.00      11.62          100        1,162  16.16%
 Lincoln Choice Plus II L-Share (1.95% Fee Rate)(3)             10.00      11.61          100        1,161  16.14%
LN Global Asset Allocation Fund                                                                                        0.42%
 Lincoln Choice Plus II (1.40% Fee Rate)(3)                     10.00      10.98          100        1,102   9.78%
 Lincoln Choice Plus II (1.55% Fee Rate)(3)                     10.00      10.97          100        1,102   9.73%
 Lincoln Choice Plus II (1.60% Fee Rate)(3)                     10.00      10.97          100        1,102   9.70%
 Lincoln Choice Plus II (1.65% Fee Rate)(3)                     10.00      10.97          100        1,102   9.69%
 Lincoln Choice Plus II Access (1.65% Fee Rate)(4)              10.00      11.38           94        1,070  13.80%
 Lincoln Choice Plus II Access (1.80% Fee Rate)(4)              10.00      11.38           94        1,069  13.76%
 Lincoln Choice Plus II Access (1.85% Fee Rate)(3)              10.00      10.96          100        1,101   9.64%
 Lincoln Choice Plus II Access (1.90% Fee Rate)(4)              10.00      11.37           94        1,069  13.74%
 Lincoln Choice Plus II Bonus (1.60% Fee Rate)(3)               10.00      10.97          103        1,135   9.70%

Lincoln Life Variable Annuity Account N

                                                             Unit Value Unit Value                                   Investment
                                                             Beginning  End        Units                   Total     Income
                                                             of Period  of Period  Outstanding Net Assets  Return(5) Ratio(6)
-------------------------------------------------------------------------------------------------------------------------------
 Lincoln Choice Plus II Bonus (1.75% Fee Rate)(4)              $10.00     $11.38           96  $     1,102  13.78%
 Lincoln Choice Plus II Bonus (1.80% Fee Rate)(3)               10.00      10.97          103        1,135   9.65%
 Lincoln Choice Plus II Bonus (1.85% Fee Rate)(3)               10.00      10.96          103        1,135   9.63%
 Lincoln Choice Plus II L-Share (1.70% Fee Rate)(3)             10.00      10.97          100        1,102   9.67%
 Lincoln Choice Plus II L-Share (1.85% Fee Rate)(3)             10.00      10.96          115        1,272   9.64%
 Lincoln Choice Plus II L-Share (1.90% Fee Rate)(3)             10.00      10.96          100        1,099   9.61%
 Lincoln Choice Plus II L-Share (1.95% Fee Rate)(3)             10.00      10.96          100        1,096   9.59%
LN International Fund                                                                                                  0.93%
 Lincoln Choice Plus II (1.40% Fee Rate)(3)                     10.00      11.03          444        4,908  10.34%
 Lincoln Choice Plus II (1.55% Fee Rate)(3)                     10.00      11.03          100        1,108  10.29%
 Lincoln Choice Plus II (1.60% Fee Rate)(3)                     10.00      11.03          100        1,108  10.27%
 Lincoln Choice Plus II (1.65% Fee Rate)(3)                     10.00      11.03          100        1,108  10.26%
 Lincoln Choice Plus II Access (1.65% Fee Rate)(3)              10.00      11.03          100        1,108  10.26%
 Lincoln Choice Plus II Access (1.80% Fee Rate)(3)              10.00      11.02          100        1,107  10.23%
 Lincoln Choice Plus II Access (1.85% Fee Rate)(3)              10.00      11.02          100        1,108  10.21%
 Lincoln Choice Plus II Access (1.90% Fee Rate)(3)              10.00      11.02          100        1,108  10.18%
 Lincoln Choice Plus II Bonus (1.60% Fee Rate)(3)               10.00      11.03          103        1,141  10.27%
 Lincoln Choice Plus II Bonus (1.75% Fee Rate)(3)               10.00      11.02          103        1,141  10.25%
 Lincoln Choice Plus II Bonus (1.80% Fee Rate)(3)               10.00      11.02          103        1,141  10.22%
 Lincoln Choice Plus II Bonus (1.85% Fee Rate)(3)               10.00      11.02          103        1,141  10.19%
 Lincoln Choice Plus II L-Share (1.70% Fee Rate)(3)             10.00      11.03          100        1,108  10.25%
 Lincoln Choice Plus II L-Share (1.85% Fee Rate)(3)             10.00      11.02          100        1,108  10.21%
 Lincoln Choice Plus II L-Share (1.90% Fee Rate)(3)             10.00      11.02          100        1,104  10.18%
 Lincoln Choice Plus II L-Share (1.95% Fee Rate)(3)             10.00      11.02          100        1,102  10.16%
LN Money Market Fund                                                                                                   3.58%
 Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)        10.84      11.12    5,801,358   64,505,493   2.57%
 Lincoln Choice Plus and Choice Plus II (1.55% Fee Rate)(3)     10.00      10.03       27,303      273,773   0.27%
 Lincoln Choice Plus and Choice Plus II (1.60% Fee Rate)(1)     10.00      10.03       27,231      273,093   0.29%
 Lincoln Choice Plus and Choice Plus II (1.65% Fee Rate)(3)     10.00      10.02        9,015       90,346   0.22%
 Lincoln Choice Plus and Choice Plus II Access (1.65% Fee
   Rate)                                                        10.21      10.45    2,634,097   27,521,470   2.31%
 Lincoln Choice Plus and Choice Plus II Access (1.80% Fee
   Rate)                                                        10.21      10.43      227,197    2,368,965   2.16%
 Lincoln Choice Plus and Choice Plus II Access (1.85% Fee
   Rate)(3)                                                     10.00      10.02          100        1,002   0.19%
 Lincoln Choice Plus and Choice Plus II Access (1.90% Fee
   Rate)(3)                                                     10.00      10.02          352        3,529   0.17%
 Lincoln Choice Plus and Choice Plus II Bonus (1.60% Fee
   Rate)                                                        10.21      10.45    2,314,351   24,196,425   2.36%
 Lincoln Choice Plus and Choice Plus II Bonus (1.75% Fee
   Rate)                                                        10.21      10.43    1,003,736   10,471,715   2.21%
 Lincoln Choice Plus and Choice Plus II Bonus (1.80% Fee
   Rate)(1)                                                     10.00      10.02        3,962       39,706   0.21%
 Lincoln Choice Plus and Choice Plus II Bonus (1.85% Fee
   Rate)(3)                                                     10.00      10.02       19,495      195,289   0.18%
 Lincoln Choice Plus II L-Share (1.70% Fee Rate)(3)             10.00      10.02       23,912      239,628   0.21%
 Lincoln Choice Plus II L-Share (1.85% Fee Rate)(3)             10.00      10.02        1,210       12,128   0.19%
 Lincoln Choice Plus II L-Share (1.90% Fee Rate)(3)             10.00      10.02          100        1,002   0.17%
 Lincoln Choice Plus II L-Share (1.95% Fee Rate)(3)             10.00      10.02          225        2,257   0.16%
LN Social Awareness Fund                                                                                               0.68%
 Lincoln Choice Plus II (1.40% Fee Rate)(3)                     10.00      11.52          486        5,609  15.20%
 Lincoln Choice Plus II (1.55% Fee Rate)(3)                     10.00      11.51          100        1,156  15.15%
 Lincoln Choice Plus II (1.60% Fee Rate)(3)                     10.00      11.51          100        1,156  15.13%
 Lincoln Choice Plus II (1.65% Fee Rate)(3)                     10.00      11.51          100        1,156  15.12%
 Lincoln Choice Plus II Access (1.65% Fee Rate)(4)              10.00      12.11           95        1,153  21.07%
 Lincoln Choice Plus II Access (1.80% Fee Rate)(4)              10.00      12.10           95        1,153  21.01%
 Lincoln Choice Plus II Access (1.85% Fee Rate)(3)              10.00      11.51          100        1,157  15.06%
 Lincoln Choice Plus II Access (1.90% Fee Rate)(4)              10.00      12.10           95        1,154  20.98%
 Lincoln Choice Plus II Bonus (1.60% Fee Rate)(3)               10.00      11.51          103        1,191  15.13%
 Lincoln Choice Plus II Bonus (1.75% Fee Rate)(4)               10.00      12.10           98        1,188  21.03%
 Lincoln Choice Plus II Bonus (1.80% Fee Rate)(3)               10.00      11.51          103        1,191  15.08%
 Lincoln Choice Plus II Bonus (1.85% Fee Rate)(3)               10.00      11.51          103        1,191  15.05%
 Lincoln Choice Plus II L-Share (1.70% Fee Rate)(3)             10.00      11.51          100        1,156  15.11%
 Lincoln Choice Plus II L-Share (1.85% Fee Rate)(3)             10.00      11.51          100        1,157  15.06%
 Lincoln Choice Plus II L-Share (1.90% Fee Rate)(3)             10.00      11.50          100        1,153  15.04%
 Lincoln Choice Plus II L-Share (1.95% Fee Rate)(3)             10.00      11.50          100        1,150  15.03%
MFS Capital Opportunities Service Class Series                                                                            --
 Lincoln Choice Plus II (1.40% Fee Rate)(3)                     10.00      11.90          279        3,322  19.02%
 Lincoln Choice Plus II (1.55% Fee Rate)(3)                     10.00      11.90          100        1,195  18.96%
 Lincoln Choice Plus II (1.60% Fee Rate)(3)                     10.00      11.89          100        1,194  18.95%

Lincoln Life Variable Annuity Account N

                                                             Unit Value Unit Value                                   Investment
                                                             Beginning  End        Units                   Total     Income
                                                             of Period  of Period  Outstanding Net Assets  Return(5) Ratio(6)
-------------------------------------------------------------------------------------------------------------------------------
 Lincoln Choice Plus II (1.65% Fee Rate)(3)                    $10.00     $11.89        2,066  $    24,574   18.93%
 Lincoln Choice Plus II Access (1.65% Fee Rate)(3)              10.00      11.89          100        1,194   18.93%
 Lincoln Choice Plus II Access (1.80% Fee Rate)(3)              10.00      11.89          100        1,195   18.88%
 Lincoln Choice Plus II Access (1.85% Fee Rate)(3)              10.00      11.89          100        1,195   18.86%
 Lincoln Choice Plus II Access (1.90% Fee Rate)(3)              10.00      11.88          537        6,391   18.84%
 Lincoln Choice Plus II Bonus (1.60% Fee Rate)(3)               10.00      11.89        4,303       51,185   18.94%
 Lincoln Choice Plus II Bonus (1.75% Fee Rate)(3)               10.00      11.89          103        1,231   18.89%
 Lincoln Choice Plus II Bonus (1.80% Fee Rate)(3)               10.00      11.89          103        1,230   18.87%
 Lincoln Choice Plus II Bonus (1.85% Fee Rate)(3)               10.00      11.89          103        1,230   18.86%
 Lincoln Choice Plus II L-Share (1.70% Fee Rate)(3)             10.00      11.89          100        1,194   18.93%
 Lincoln Choice Plus II L-Share (1.85% Fee Rate)(3)             10.00      11.89          100        1,195   18.86%
 Lincoln Choice Plus II L-Share (1.90% Fee Rate)(3)             10.00      11.89          100        1,195   18.85%
 Lincoln Choice Plus II L-Share (1.95% Fee Rate)(3)             10.00      11.88          100        1,194   18.84%
MFS Emerging Growth Series                                                                                                --
 Lincoln Choice Plus (1.40% Fee Rate)                           15.50      10.17    2,292,240   23,308,799 (34.41)%
 Lincoln Choice Plus--Annuity Reserves (1.40% Fee Rate)         15.50      10.17        4,615       46,926 (34.41)%
 Lincoln Choice Plus (1.60% Fee Rate)(3)                        10.00      12.14          634        7,689   21.35%
 Lincoln Choice Plus (1.65% Fee Rate)(3)                        10.00      12.13          100        1,213   21.35%
MFS Emerging Growth Service Class Series                                                                                  --
 Lincoln Choice Plus II (1.40% Fee Rate)(3)                     10.00      12.14          323        3,926   21.44%
 Lincoln Choice Plus II (1.55% Fee Rate)(3)                     10.00      12.14          100        1,214   21.39%
 Lincoln Choice Plus II (1.60% Fee Rate)(3)                     10.00      12.14          100        1,214   21.37%
 Lincoln Choice Plus II (1.65% Fee Rate)(3)                     10.00      12.14          100        1,214   21.36%
 Lincoln Choice Plus and Choice Plus II Access--Annuity
   Reserves (1.40% Fee Rate)                                     8.18       5.35          100          535 (34.54)%
 Lincoln Choice Plus and Choice Plus II Access (1.65% Fee
   Rate)                                                         8.17       5.33      121,159      646,311 (34.71)%
 Lincoln Choice Plus and Choice Plus II Access (1.80% Fee
   Rate)                                                         8.17       5.32       38,307      203,913 (34.81)%
 Lincoln Choice Plus and Choice Plus II Access (1.85% Fee
   Rate)(1)                                                     10.00      11.04        3,602       39,760   10.39%
 Lincoln Choice Plus and Choice Plus II Access (1.90% Fee
   Rate)(3)                                                     10.00      12.12          100        1,212   21.25%
 Lincoln Choice Plus and Choice Plus II Bonus (1.60% Fee
   Rate)                                                         8.17       5.34      565,394    3,018,289 (34.68)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.75% Fee
   Rate)                                                         8.17       5.33       96,791      515,562 (34.77)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.80% Fee
   Rate)(3)                                                     10.00      12.13          816        9,900   21.28%
 Lincoln Choice Plus and Choice Plus II Bonus (1.85% Fee
   Rate)(3)                                                     10.00      12.13          103        1,249   21.26%
 Lincoln Choice Plus II L-Share (1.70% Fee Rate)(3)             10.00      12.13        2,756       33,440   21.34%
 Lincoln Choice Plus II L-Share (1.85% Fee Rate)(3)             10.00      12.13          100        1,213   21.30%
 Lincoln Choice Plus II L-Share (1.90% Fee Rate)(3)             10.00      12.13          100        1,213   21.28%
 Lincoln Choice Plus II L-Share (1.95% Fee Rate)(3)             10.00      12.13          100        1,213   21.27%
MFS Research Series                                                                                                    0.01%
 Lincoln Choice Plus (1.40% Fee Rate)                           12.13       9.42    1,471,097   13,856,452 (22.35)%
 Lincoln Choice Plus--Annuity Reserves (1.40% Fee Rate)         12.13       9.42        3,106       29,254 (22.35)%
 Lincoln Choice Plus (1.60% Fee Rate)(2)                        10.00      11.14          613        6,828   11.36%
 Lincoln Choice Plus (1.65% Fee Rate)(3)                        10.00      11.38          100        1,138   13.75%
MFS Research Service Class Series                                                                                         --
 Lincoln Choice Plus Access--Annuity Reserves (1.40% Fee
   Rate)                                                         8.83       6.85          100          685 (22.49)%
 Lincoln Choice Plus Access (1.65% Fee Rate)                     8.82       6.82      185,881    1,268,370 (22.67)%
 Lincoln Choice Plus Access (1.80% Fee Rate)                     8.82       6.81       86,880      591,584 (22.79)%
 Lincoln Choice Plus Access (1.85% Fee Rate)(1)                 10.00      10.59        1,817       19,240    5.88%
 Lincoln Choice Plus Access (1.90% Fee Rate)(3)                 10.00      11.37          100        1,137   13.71%
 Lincoln Choice Plus Bonus (1.60% Fee Rate)                      8.83       6.83      441,154    3,012,382 (22.64)%
 Lincoln Choice Plus Bonus (1.75% Fee Rate)                      8.82       6.81       91,395      622,793 (22.75)%
 Lincoln Choice Plus Bonus (1.80% Fee Rate)(3)                  10.00      11.38          379        4,312   13.76%
 Lincoln Choice Plus Bonus (1.85% Fee Rate)(3)                  10.00      11.37          103        1,171   13.73%
MFS Total Return Series                                                                                                1.98%
 Lincoln Choice Plus (1.40% Fee Rate)                           11.79      11.65    3,653,130   42,566,565  (1.15)%
 Lincoln Choice Plus--Annuity Reserves (1.40% Fee Rate)         11.79      11.65        2,034       23,699  (1.15)%
 Lincoln Choice Plus (1.60% Fee Rate)(1)                        10.00      10.29       12,156      125,069    2.88%
 Lincoln Choice Plus (1.65% Fee Rate)(3)                        10.00      10.64          100        1,064    6.45%
MFS Total Return Service Class Series                                                                                  1.56%
 Lincoln Choice Plus II (1.40% Fee Rate)(3)                     10.00      10.64       10,888      115,896    6.44%
 Lincoln Choice Plus II (1.55% Fee Rate)(3)                     10.00      10.64          116        1,235    6.42%
 Lincoln Choice Plus II (1.60% Fee Rate)(3)                     10.00      10.64          145        1,540    6.37%
 Lincoln Choice Plus II (1.65% Fee Rate)(3)                     10.00      10.64          100        1,064    6.36%

Lincoln Life Variable Annuity Account N

                                                             Unit Value Unit Value                                   Investment
                                                             Beginning  End        Units                   Total     Income
                                                             of Period  of Period  Outstanding Net Assets  Return(5) Ratio(6)
-------------------------------------------------------------------------------------------------------------------------------
 Lincoln Choice Plus and Choice Plus II Access--Annuity
   Reserves (1.40% Fee Rate)                                   $11.14     $10.99          100  $     1,099  (1.34)%
 Lincoln Choice Plus and Choice Plus II Access (1.65% Fee
   Rate)                                                        11.13      10.95      357,805    3,917,372  (1.61)%
 Lincoln Choice Plus and Choice Plus II Access (1.80% Fee
   Rate)                                                        11.12      10.93       90,161      985,185  (1.76)%
 Lincoln Choice Plus and Choice Plus II Access (1.85% Fee
   Rate)(3)                                                     10.00      10.63        7,524       79,982    6.30%
 Lincoln Choice Plus and Choice Plus II Access (1.90% Fee
   Rate)(3)                                                     10.00      10.63        1,061       11,273    6.29%
 Lincoln Choice Plus and Choice Plus II Bonus (1.60% Fee
   Rate)                                                        11.13      10.96      766,828    8,401,751  (1.56)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.75% Fee
   Rate)                                                        11.12      10.93      157,767    1,724,983  (1.71)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.80% Fee
   Rate)(1)                                                     10.00      10.28       15,398      158,255    2.78%
 Lincoln Choice Plus and Choice Plus II Bonus (1.85% Fee
   Rate)(3)                                                     10.00      10.63          103        1,095    6.32%
 Lincoln Choice Plus II L-Share (1.70% Fee Rate)(3)             10.00      10.63       15,172      161,350    6.35%
 Lincoln Choice Plus II L-Share (1.85% Fee Rate)(3)             10.00      10.63          132        1,402    6.32%
 Lincoln Choice Plus II L-Share (1.90% Fee Rate)(3)             10.00      10.63          100        1,063    6.31%
 Lincoln Choice Plus II L-Share (1.95% Fee Rate)(3)             10.00      10.63        1,272       13,520    6.27%
MFS Utilities Series                                                                                                   3.29%
 Lincoln Choice Plus (1.40% Fee Rate)                           13.95      10.43    3,696,683   38,543,343 (25.26)%
 Lincoln Choice Plus--Annuity Reserves (1.40% Fee Rate)         13.95      10.43        3,243       33,817 (25.26)%
 Lincoln Choice Plus (1.60% Fee Rate)(1)                        10.00       9.37        3,176       29,771  (6.25)%
 Lincoln Choice Plus (1.65% Fee Rate)(3)                        10.00       9.86        3,427       33,795  (1.40)%
MFS Utilities Service Class Series                                                                                     2.45%
 Lincoln Choice Plus II (1.40% Fee Rate)(3)                     10.00       9.85        3,357       33,082  (1.46)%
 Lincoln Choice Plus II (1.55% Fee Rate)(3)                     10.00       9.85        5,331       52,515  (1.49)%
 Lincoln Choice Plus II (1.60% Fee Rate)(3)                     10.00       9.85          608        5,985  (1.49)%
 Lincoln Choice Plus II (1.65% Fee Rate)(3)                     10.00       9.85          100          985  (1.52)%
 Lincoln Choice Plus and Choice Plus II Access--Annuity
   Reserves (1.40% Fee Rate)                                     9.91       7.38          100          738 (25.52)%
 Lincoln Choice Plus and Choice Plus II Access (1.65% Fee
   Rate)                                                         9.90       7.36      287,684    2,116,185 (25.68)%
 Lincoln Choice Plus and Choice Plus II Access (1.80% Fee
   Rate)                                                         9.89       7.34       87,850      644,841 (25.79)%
 Lincoln Choice Plus and Choice Plus II Access (1.85% Fee
   Rate)(1)                                                     10.00       9.35       18,342      171,586  (6.45)%
 Lincoln Choice Plus and Choice Plus II Access (1.90% Fee
   Rate)(3)                                                     10.00       9.84          100          984  (1.58)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.60% Fee
   Rate)                                                         9.90       7.36      703,673    5,180,231 (25.65)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.75% Fee
   Rate)                                                         9.89       7.35      283,268    2,080,710 (25.76)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.80% Fee
   Rate)(1)                                                     10.00       9.36        6,271       58,678  (6.44)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.85% Fee
   Rate)(3)                                                     10.00       9.84          103        1,014  (1.57)%
 Lincoln Choice Plus II L-Share (1.70% Fee Rate)(3)             10.00       9.85        2,473       24,347  (1.54)%
 Lincoln Choice Plus II L-Share (1.85% Fee Rate)(3)             10.00       9.84          100          984  (1.58)%
 Lincoln Choice Plus II L-Share (1.90% Fee Rate)(3)             10.00       9.84          100          984  (1.58)%
 Lincoln Choice Plus II L-Share (1.95% Fee Rate)(3)             10.00       9.84          100          984  (1.59)%
NB AMT Mid-Cap Growth Portfolio                                                                                           --
 Lincoln Choice Plus II (1.40% Fee Rate)(3)                     10.00      12.01        4,718       56,680   20.13%
 Lincoln Choice Plus II (1.55% Fee Rate)(3)                     10.00      12.01          100        1,206   20.07%
 Lincoln Choice Plus II (1.60% Fee Rate)(3)                     10.00      12.01          100        1,206   20.07%
 Lincoln Choice Plus II (1.65% Fee Rate)(3)                     10.00      12.00          376        4,517   20.04%
 Lincoln Choice Plus II Access (1.65% Fee Rate)(3)              10.00      12.00          213        2,561   20.04%
 Lincoln Choice Plus II Access (1.80% Fee Rate)(3)              10.00      12.00          100        1,206   19.99%
 Lincoln Choice Plus II Access (1.85% Fee Rate)(3)              10.00      12.00          100        1,206   19.97%
 Lincoln Choice Plus II Access (1.90% Fee Rate)(3)              10.00      12.00          100        1,206   19.96%
 Lincoln Choice Plus II Bonus (1.60% Fee Rate)(3)               10.00      12.01        1,311       15,738   20.06%
 Lincoln Choice Plus II Bonus (1.75% Fee Rate)(3)               10.00      12.00          103        1,242   20.01%
 Lincoln Choice Plus II Bonus (1.80% Fee Rate)(3)               10.00      12.00          103        1,242   19.99%
 Lincoln Choice Plus II Bonus (1.85% Fee Rate)(3)               10.00      12.00          103        1,242   19.97%
 Lincoln Choice Plus II L-Share (1.70% Fee Rate)(3)             10.00      12.00        1,075       12,913   20.02%
 Lincoln Choice Plus II L-Share (1.85% Fee Rate)(3)             10.00      12.00          100        1,205   19.98%
 Lincoln Choice Plus II L-Share (1.90% Fee Rate)(3)             10.00      12.00          100        1,200   19.96%
 Lincoln Choice Plus II L-Share (1.95% Fee Rate)(3)             10.00      11.99          100        1,199   19.95%
NB AMT Regency Portfolio                                                                                                  --
 Lincoln Choice Plus II (1.40% Fee Rate)(3)                     10.00      11.16          401        4,485   11.59%
 Lincoln Choice Plus II (1.55% Fee Rate)(3)                     10.00      11.15          100        1,120   11.55%
 Lincoln Choice Plus II (1.60% Fee Rate)(3)                     10.00      11.15          100        1,120   11.52%
 Lincoln Choice Plus II (1.65% Fee Rate)(3)                     10.00      11.15          100        1,120   11.50%
 Lincoln Choice Plus II Access (1.65% Fee Rate)(3)              10.00      11.15          100        1,120   11.50%
 Lincoln Choice Plus II Access (1.80% Fee Rate)(3)              10.00      11.15          100        1,120   11.47%

Lincoln Life Variable Annuity Account N

                                                             Unit Value Unit Value                                   Investment
                                                             Beginning  End        Units                   Total     Income
                                                             of Period  of Period  Outstanding Net Assets  Return(5) Ratio(6)
-------------------------------------------------------------------------------------------------------------------------------
 Lincoln Choice Plus II Access (1.85% Fee Rate)(3)             $10.00     $11.15          100  $     1,120   11.46%
 Lincoln Choice Plus II Access (1.90% Fee Rate)(3)              10.00      11.14          100        1,120   11.44%
 Lincoln Choice Plus II Access (1.90% Fee Rate)(3)              10.00      11.14          100        1,120   11.44%
 Lincoln Choice Plus II Bonus (1.60% Fee Rate)(3)               10.00      11.15        6,525       72,771   11.52%
 Lincoln Choice Plus II Bonus (1.75% Fee Rate)(3)               10.00      11.15          103        1,154   11.49%
 Lincoln Choice Plus II Bonus (1.80% Fee Rate)(3)               10.00      11.15          103        1,154   11.47%
 Lincoln Choice Plus II Bonus (1.85% Fee Rate)(3)               10.00      11.15          103        1,154   11.45%
 Lincoln Choice Plus II L-Share (1.70% Fee Rate)(3)             10.00      11.15          100        1,130   11.51%
 Lincoln Choice Plus II L-Share (1.85% Fee Rate)(3)             10.00      11.15          100        1,119   11.48%
 Lincoln Choice Plus II L-Share (1.90% Fee Rate)(3)             10.00      11.15          100        1,115   11.47%
 Lincoln Choice Plus II L-Share (1.95% Fee Rate)(3)             10.00      11.15          100        1,115   11.45%
OCC Accumulation Global Equity Portfolio                                                                                  --
 Lincoln Choice Plus (1.40% Fee Rate)                           12.96      11.01      336,972    3,711,616 (15.02)%
 Lincoln Choice Plus (1.60% Fee Rate)(3)                        10.00      10.50          100        1,050    4.99%
 Lincoln Choice Plus (1.65% Fee Rate)(3)                        10.00      10.50        3,289       34,527    4.99%
OCC Accumulation Managed Portfolio                                                                                     2.35%
 Lincoln Choice Plus (1.40% Fee Rate)                           11.00      10.31      569,567    5,873,260  (6.23)%
 Lincoln Choice Plus--Annuity Reserves (1.40% Fee Rate)         11.00      10.31        3,425       35,319  (6.23)%
 Lincoln Choice Plus (1.60% Fee Rate)(3)                        10.00      10.31          100        1,031    3.14%
 Lincoln Choice Plus (1.65% Fee Rate)(3)                        10.00      10.31          100        1,031    3.13%
Putnam VT Growth and Income Class IB Fund                                                                                 --
 Lincoln Choice Plus II (1.40% Fee Rate)(3)                     10.00      10.87          583        6,345    8.71%
 Lincoln Choice Plus II (1.55% Fee Rate)(3)                     10.00      10.87          100        1,092    8.67%
 Lincoln Choice Plus II (1.60% Fee Rate)(3)                     10.00      10.86          100        1,091    8.64%
 Lincoln Choice Plus II (1.65% Fee Rate)(3)                     10.00      10.86          100        1,091    8.62%
 Lincoln Choice Plus II Access (1.65% Fee Rate)(3)              10.00      10.86          100        1,091    8.62%
 Lincoln Choice Plus II Access (1.80% Fee Rate)(3)              10.00      10.86          100        1,091    8.59%
 Lincoln Choice Plus II Access (1.85% Fee Rate)(3)              10.00      10.86          100        1,091    8.58%
 Lincoln Choice Plus II Access (1.90% Fee Rate)(3)              10.00      10.86          100        1,092    8.56%
 Lincoln Choice Plus II Bonus (1.60% Fee Rate)(3)               10.00      10.86          456        4,964    8.64%
 Lincoln Choice Plus II Bonus (1.75% Fee Rate)(3)               10.00      10.86          103        1,124    8.61%
 Lincoln Choice Plus II Bonus (1.80% Fee Rate)(3)               10.00      10.86          103        1,124    8.60%
 Lincoln Choice Plus II Bonus (1.85% Fee Rate)(3)               10.00      10.86          103        1,124    8.57%
 Lincoln Choice Plus II L-Share (1.70% Fee Rate)(3)             10.00      10.86        3,907       42,433    8.61%
 Lincoln Choice Plus II L-Share (1.85% Fee Rate)(3)             10.00      10.86          100        1,091    8.58%
 Lincoln Choice Plus II L-Share (1.90% Fee Rate)(3)             10.00      10.86          100        1,088    8.56%
 Lincoln Choice Plus II L-Share (1.95% Fee Rate)(3)             10.00      10.85          100        1,085    8.52%
Putnam VT Health Sciences Class IB Fund                                                                                   --
 Lincoln Choice Plus II (1.40% Fee Rate)(3)                     10.00      10.58        1,125       11,909    5.75%
 Lincoln Choice Plus II (1.55% Fee Rate)(3)                     10.00      10.57        1,370       14,480    5.71%
 Lincoln Choice Plus II (1.60% Fee Rate)(3)                     10.00      10.57          100        1,062    5.68%
 Lincoln Choice Plus II (1.65% Fee Rate)(3)                     10.00      10.57          100        1,062    5.67%
 Lincoln Choice Plus II Access (1.65% Fee Rate)(3)              10.00      10.57          100        1,062    5.67%
 Lincoln Choice Plus II Access (1.80% Fee Rate)(3)              10.00      10.56          276        2,924    5.64%
 Lincoln Choice Plus II Access (1.85% Fee Rate)(3)              10.00      10.56          100        1,061    5.64%
 Lincoln Choice Plus II Access (1.90% Fee Rate)(3)              10.00      10.56          100        1,062    5.60%
 Lincoln Choice Plus II Bonus (1.60% Fee Rate)(3)               10.00      10.57        4,051       42,811    5.69%
 Lincoln Choice Plus II Bonus (1.75% Fee Rate)(3)               10.00      10.57          103        1,093    5.66%
 Lincoln Choice Plus II Bonus (1.80% Fee Rate)(3)               10.00      10.57          103        1,093    5.65%
 Lincoln Choice Plus II Bonus (1.85% Fee Rate)(3)               10.00      10.56          103        1,094    5.61%
 Lincoln Choice Plus II L-Share (1.70% Fee Rate)(3)             10.00      10.57        2,243       23,699    5.65%
 Lincoln Choice Plus II L-Share (1.85% Fee Rate)(3)             10.00      10.56          100        1,061    5.63%
 Lincoln Choice Plus II L-Share (1.90% Fee Rate)(3)             10.00      10.56          100        1,062    5.60%
 Lincoln Choice Plus II L-Share (1.95% Fee Rate)(3)             10.00      10.56          100        1,060    5.57%
Scudder SVS Government Securities Portfolio                                                                            4.32%
 Lincoln Choice Plus (1.40% Fee Rate)                           10.90      11.55    1,598,974   18,467,030    5.99%
 Lincoln Choice Plus (1.60% Fee Rate)(3)                        10.00      10.02          100        1,002    0.22%
 Lincoln Choice Plus (1.65% Fee Rate)(3)                        10.00      10.02          100        1,002    0.15%
Scudder SVS Small Cap Growth Portfolio                                                                                    --
 Lincoln Choice Plus (1.40% Fee Rate)                           12.86       9.03      369,906    3,338,689 (29.80)%
 Lincoln Choice Plus (1.60% Fee Rate)(3)                        10.00      12.22          100        1,222   22.25%
 Lincoln Choice Plus (1.65% Fee Rate)(3)                        10.00      12.22        2,225       27,201   22.23%

Lincoln Life Variable Annuity Account N

                                                             Unit Value Unit Value                                   Investment
                                                             Beginning  End        Units                   Total     Income
                                                             of Period  of Period  Outstanding Net Assets  Return(5) Ratio(6)
-------------------------------------------------------------------------------------------------------------------------------
Scudder VIT EAFE Equity Index Fund
 Lincoln Choice Plus II (1.40% Fee Rate)(3)                    $10.00     $10.61          514  $     5,460    6.06%
 Lincoln Choice Plus II (1.55% Fee Rate)(3)                     10.00      10.60          100        1,064    6.03%
 Lincoln Choice Plus II (1.60% Fee Rate)(3)                     10.00      10.60          100        1,065    5.99%
 Lincoln Choice Plus II (1.65% Fee Rate)(3)                     10.00      10.60          100        1,065    5.98%
 Lincoln Choice Plus II Access (1.65% Fee Rate)(3)              10.00      10.60          100        1,065    5.98%
 Lincoln Choice Plus II Access (1.80% Fee Rate)(3)              10.00      10.59          100        1,064    5.95%
 Lincoln Choice Plus II Access (1.85% Fee Rate)(3)              10.00      10.59          100        1,064    5.94%
 Lincoln Choice Plus II Access (1.90% Fee Rate)(3)              10.00      10.59          100        1,064    5.92%
 Lincoln Choice Plus II Bonus (1.60% Fee Rate)(3)               10.00      10.60          103        1,097    5.99%
 Lincoln Choice Plus II Bonus (1.75% Fee Rate)(3)               10.00      10.60          103        1,096    5.96%
 Lincoln Choice Plus II Bonus (1.80% Fee Rate)(3)               10.00      10.60          103        1,096    5.96%
 Lincoln Choice Plus II Bonus (1.85% Fee Rate)(3)               10.00      10.59          103        1,097    5.93%
 Lincoln Choice Plus II L-Share (1.70% Fee Rate)(3)             10.00      10.60          100        1,065    5.96%
 Lincoln Choice Plus II L-Share (1.85% Fee Rate)(3)             10.00      10.59          100        1,064    5.94%
 Lincoln Choice Plus II L-Share (1.90% Fee Rate)(3)             10.00      10.59          100        1,064    5.92%
 Lincoln Choice Plus II L-Share (1.95% Fee Rate)(3)             10.00      10.59          100        1,060    5.89%
Scudder VIT Equity 500 Index Fund                                                                                      0.86%
 Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)        11.01       9.53    6,274,273   59,811,073 (13.40)%
 Lincoln Choice Plus and Choice Plus II--Annuity
   Reserves (1.40% Fee Rate)                                    11.01       9.53        4,579       43,650 (13.40)%
 Lincoln Choice Plus and Choice Plus II (1.55% Fee Rate)(3)     10.00      11.29          100        1,129   12.85%
 Lincoln Choice Plus and Choice Plus II (1.60% Fee Rate)(1)     10.00      10.49       12,182      127,798    4.91%
 Lincoln Choice Plus and Choice Plus II (1.65% Fee Rate)(3)     10.00      11.28          476        5,364   12.80%
 Lincoln Choice Plus and Choice Plus II Access (1.65% Fee
   Rate)                                                         8.99       7.76      197,865    1,536,043 (13.62)%
 Lincoln Choice Plus and Choice Plus II Access (1.80% Fee
   Rate)                                                         8.98       7.75       33,849      262,223 (13.75)%
 Lincoln Choice Plus and Choice Plus II Access (1.85% Fee
   Rate)(3)                                                     10.00      11.28       10,783      121,586   12.75%
 Lincoln Choice Plus and Choice Plus II Access (1.90% Fee
   Rate)(3)                                                     10.00      11.27          669        7,545   12.73%
 Lincoln Choice Plus and Choice Plus II Bonus (1.60% Fee
   Rate)                                                         8.93       7.72      452,797    3,494,915 (13.58)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.75% Fee
   Rate)                                                         8.98       7.75      140,236    1,087,111 (13.71)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.80% Fee
   Rate)(1)                                                     10.00      10.48        2,620       27,475    4.85%
 Lincoln Choice Plus and Choice Plus II Bonus (1.85% Fee
   Rate)(3)                                                     10.00      11.27          103        1,161   12.73%
 Lincoln Choice Plus II L-Share (1.70% Fee Rate)(3)             10.00      11.28          696        7,849   12.81%
 Lincoln Choice Plus II L-Share (1.85% Fee Rate)(3)             10.00      11.28          100        1,128   12.77%
 Lincoln Choice Plus II L-Share (1.90% Fee Rate)(3)             10.00      11.27          100        1,127   12.74%
 Lincoln Choice Plus II L-Share (1.95% Fee Rate)(3)             10.00      11.27          100        1,127   12.73%
Scudder VIT Small Cap Index Fund                                                                                       1.04%
 Lincoln Choice Plus II (1.40% Fee Rate)(3)                     10.00      12.12          300        3,642   21.24%
 Lincoln Choice Plus II (1.55% Fee Rate)(3)                     10.00      12.12          100        1,217   21.18%
 Lincoln Choice Plus II (1.60% Fee Rate)(3)                     10.00      12.12          100        1,217   21.17%
 Lincoln Choice Plus II (1.65% Fee Rate)(3)                     10.00      12.12          100        1,217   21.16%
 Lincoln Choice Plus II Access (1.65% Fee Rate)(3)              10.00      12.12        2,254       27,311   21.15%
 Lincoln Choice Plus II Access (1.80% Fee Rate)(3)              10.00      12.11          100        1,217   21.10%
 Lincoln Choice Plus II Access (1.85% Fee Rate)(3)              10.00      12.11          100        1,217   21.09%
 Lincoln Choice Plus II Access (1.90% Fee Rate)(3)              10.00      12.11          100        1,217   21.07%
 Lincoln Choice Plus II Bonus (1.60% Fee Rate)(3)               10.00      12.12        3,969       48,092   21.17%
 Lincoln Choice Plus II Bonus (1.75% Fee Rate)(3)               10.00      12.11          103        1,254   21.12%
 Lincoln Choice Plus II Bonus (1.80% Fee Rate)(3)               10.00      12.11          137        1,668   21.11%
 Lincoln Choice Plus II Bonus (1.85% Fee Rate)(3)               10.00      12.11          103        1,253   21.08%
 Lincoln Choice Plus II L-Share (1.70% Fee Rate)(3)             10.00      12.12          104        1,268   21.17%
 Lincoln Choice Plus II L-Share (1.85% Fee Rate)(3)             10.00      12.11          100        1,211   21.12%
 Lincoln Choice Plus II L-Share (1.90% Fee Rate)(3)             10.00      12.11          100        1,211   21.10%
 Lincoln Choice Plus II L-Share (1.95% Fee Rate)(3)             10.00      12.11          100        1,211   21.09%
Franklin Mutual Shares Securities Class 2 Fund                                                                         1.49%
 Lincoln Choice Plus (1.40% Fee Rate)                           12.11      12.78    1,130,456   14,452,413    5.55%
 Lincoln Choice Plus--Annuity Reserves (1.40% Fee Rate)         12.11      12.78        3,115       39,826    5.55%
 Lincoln Choice Plus (1.60% Fee Rate)(1)                        10.00      10.07       18,635      187,570    0.66%
 Lincoln Choice Plus (1.65% Fee Rate)(3)                        10.00      10.75        6,302       67,739    7.49%
 Lincoln Choice Plus Access (1.65% Fee Rate)                    10.85      11.43      197,528    2,256,799    5.29%
 Lincoln Choice Plus Access (1.80% Fee Rate)                    10.84      11.40      110,479    1,259,616    5.13%
 Lincoln Choice Plus Access (1.85% Fee Rate)(1)                 10.00      10.06       30,566      307,435    0.58%
 Lincoln Choice Plus Access (1.90% Fee Rate)(3)                 10.00      10.74          705        7,579    7.44%
 Lincoln Choice Plus Bonus (1.60% Fee Rate)                     10.85      11.43      400,842    4,582,960    5.34%

Lincoln Life Variable Annuity Account N

                                                             Unit Value Unit Value                                  Investment
                                                             Beginning  End        Units                  Total     Income
                                                             of Period  of Period  Outstanding Net Assets Return(5) Ratio(6)
------------------------------------------------------------------------------------------------------------------------------
 Lincoln Choice Plus Bonus (1.75% Fee Rate)                    $10.85     $11.41       74,366  $  848,492    5.19%
 Lincoln Choice Plus Bonus (1.80% Fee Rate)(1)                  10.00      10.06        5,207      52,381    0.59%
 Lincoln Choice Plus Bonus (1.85% Fee Rate)(3)                  10.00      10.75        1,701      18,272    7.45%
Franklin Small Cap Class 2 Fund                                                                                       0.38%
 Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)         7.54       6.30    1,470,924   9,268,460 (16.43)%
 Lincoln Choice Plus and Choice Plus II (1.55% Fee Rate)(3)     10.00      12.30        1,166      14,343   23.01%
 Lincoln Choice Plus and Choice Plus II (1.60% Fee Rate)(3)     10.00      12.30        3,614      44,450   22.98%
 Lincoln Choice Plus and Choice Plus II (1.65% Fee Rate)(3)     10.00      12.30        2,454      30,168   22.96%
 Lincoln Choice Plus and Choice Plus II Access (1.65% Fee
   Rate)                                                         8.04       6.70      150,116   1,006,320 (16.64)%
 Lincoln Choice Plus and Choice Plus II Access (1.80% Fee
   Rate)                                                         8.04       6.69       19,034     127,308 (16.76)%
 Lincoln Choice Plus and Choice Plus II Access (1.85% Fee
   Rate)(3)                                                     10.00      12.29        2,198      27,017   22.89%
 Lincoln Choice Plus and Choice Plus II Access (1.90% Fee
   Rate)(3)                                                     10.00      12.29          100       1,229   22.88%
 Lincoln Choice Plus and Choice Plus II Bonus (1.60% Fee
   Rate)                                                         8.04       6.71      908,387   6,093,983 (16.60)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.75% Fee
   Rate)                                                         8.04       6.69       91,998     615,832 (16.72)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.80% Fee
   Rate)(3)                                                     10.00      12.29        1,129      13,877   22.91%
 Lincoln Choice Plus and Choice Plus II Bonus (1.85% Fee
   Rate)(3)                                                     10.00      12.29          139       1,706   22.89%
 Lincoln Choice Plus II L-Share (1.70% Fee Rate)(3)             10.00      12.30        6,622      81,436   22.98%
 Lincoln Choice Plus II L-Share (1.85% Fee Rate)(3)             10.00      12.29          100       1,229   22.93%
 Lincoln Choice Plus II L-Share (1.90% Fee Rate)(3)             10.00      12.29          100       1,229   22.92%
 Lincoln Choice Plus II L-Share (1.95% Fee Rate)(3)             10.00      12.29          100       1,229   22.89%
Templeton Foreign Securities Class 2 Fund                                                                             2.48%
 Lincoln Choice Plus (1.40% Fee Rate)                           10.02       8.30      449,711   3,731,055 (17.16)%
 Lincoln Choice Plus (1.60% Fee Rate)(3)                        10.00      10.88          155       1,690    8.82%
 Lincoln Choice Plus (1.65% Fee Rate)(3)                        10.00      10.88        6,295      68,486    8.79%
 Lincoln Choice Plus Access (1.65% Fee Rate)                     9.67       7.99       89,169     712,809 (17.37)%
 Lincoln Choice Plus Access (1.80% Fee Rate)                     9.67       7.98        9,001      71,789 (17.50)%
 Lincoln Choice Plus Access (1.85% Fee Rate)(3)                 10.00      10.88        2,495      27,131    8.76%
 Lincoln Choice Plus Access (1.90% Fee Rate)(3)                 10.00      10.87          100       1,087    8.73%
 Lincoln Choice Plus Bonus (1.60% Fee Rate)                      9.68       8.00      156,426   1,251,404 (17.33)%
 Lincoln Choice Plus Bonus (1.75% Fee Rate)                      9.67       7.98       39,942     318,824 (17.45)%
 Lincoln Choice Plus Bonus (1.80% Fee Rate)(2)                  10.00      10.68          216       2,303    6.76%
 Lincoln Choice Plus Bonus (1.85% Fee Rate)(3)                  10.00      10.87          103       1,120    8.74%
Templeton Growth Securities Class 2 Fund                                                                              1.78%
 Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)        11.03      10.73      376,062   4,036,314  (2.68)%
 Lincoln Choice Plus and Choice Plus II (1.55% Fee Rate)(3)     10.00      11.18          100       1,118   11.77%
 Lincoln Choice Plus and Choice Plus II (1.60% Fee Rate)(3)     10.00      11.17        1,670      18,653   11.72%
 Lincoln Choice Plus and Choice Plus II (1.65% Fee Rate)(3)     10.00      11.17          419       4,681   11.71%
 Lincoln Choice Plus and Choice Plus II Access (1.65% Fee
   Rate)                                                        10.20       9.90       43,856     434,388  (2.93)%
 Lincoln Choice Plus and Choice Plus II Access (1.80% Fee
   Rate)                                                        10.20       9.88       19,120     188,982  (3.07)%
 Lincoln Choice Plus and Choice Plus II Access (1.85% Fee
   Rate)(3)                                                     10.00      11.16          100       1,116   11.65%
 Lincoln Choice Plus and Choice Plus II Access (1.90% Fee
   Rate)(3)                                                     10.00      11.16          100       1,116   11.63%
 Lincoln Choice Plus and Choice Plus II Bonus (1.60% Fee
   Rate)                                                        10.21       9.91       59,809     592,861  (2.88)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.75% Fee
   Rate)                                                        10.20       9.89        8,152      80,637  (3.02)%
 Lincoln Choice Plus and Choice Plus II Bonus (1.80% Fee
   Rate)(1)                                                     10.00      10.39          656       6,818    3.88%
 Lincoln Choice Plus and Choice Plus II Bonus (1.85% Fee
   Rate)(3)                                                     10.00      11.16          103       1,150   11.65%
 Lincoln Choice Plus II L-Share (1.70% Fee Rate)(3)             10.00      11.17          100       1,117   11.72%
 Lincoln Choice Plus II L-Share (1.85% Fee Rate)(3)             10.00      11.17          100       1,117   11.68%
 Lincoln Choice Plus II L-Share (1.90% Fee Rate)(3)             10.00      11.17          100       1,117   11.66%
 Lincoln Choice Plus II L-Share (1.95% Fee Rate)(3)             10.00      11.16          100       1,116   11.63%

--------
(1)Reflects less than a full year of activity. Funds were first received in this option on 9/10/2001.
(2)Reflects less than a full year of activity. Funds were first received in this option on 9/17/2001.
(3)Reflects less than a full year of activity. Funds were first received in this option on 9/19/2001.
(4)Reflects less than a full year of activity. Funds were first received in this option on 9/21/2001.
(5)These amounts represent the total return, including changes in the value of the underlying subaccount, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized.
(6)These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Lincoln Life Variable Annuity Account N

A summary of the unit values, units outstanding, net assets and total return ratio for variable annuity contracts as of and for the year or period ended December 31, 2000 follows. The fee rates below represent annualized contract expenses of the separate account, consisting primarily of mortality and expense guarantee charges.

                                                                    Unit Value Unit Value
                                                                    Beginning  End        Units                   Total
                                                                    of Period  of Period  Outstanding Net Assets  Return(3)
---------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund
  Lincoln Choice Plus (1.40% Fee Rate)(1)                             $10.00     $ 8.35    1,155,021  $ 9,640,287 (16.54)%
  Lincoln Choice Plus Access--Annuity Reserves (1.40% Fee Rate)(1)     10.00       7.93          100          793 (20.71)%
  Lincoln Choice Plus Access (1.65% Fee Rate)(1)                       10.00       7.92       38,511      305,041 (20.79)%
  Lincoln Choice Plus Access (1.80% Fee Rate)(1)                       10.00       7.92       23,805      188,439 (20.84)%
  Lincoln Choice Plus Bonus--Annuity Reserves (1.40% Fee Rate)(1)      10.00       7.93          100          793 (20.71)%
  Lincoln Choice Plus Bonus (1.60% Fee Rate)(2)                        10.00       7.86      197,607    1,553,185 (21.40)%
  Lincoln Choice Plus Bonus (1.75% Fee Rate)(1)                        10.00       7.92       33,467      264,985 (20.82)%
AIM V.I. Growth Fund
  Lincoln Choice Plus (1.40% Fee Rate)                                 14.82      11.62    3,053,656   35,471,620 (21.60)%
  Lincoln Choice Plus--Annuity Reserves (1.40% Fee Rate)               14.82      11.62        2,388       27,744 (21.60)%
  Lincoln Choice Plus Access--Annuity Reserves (1.40% Fee Rate)(1)     10.00       7.37          100          737 (26.30)%
  Lincoln Choice Plus Access (1.65% Fee Rate)(1)                       10.00       7.36       34,895      256,899 (26.38)%
  Lincoln Choice Plus Access (1.80% Fee Rate)(1)                       10.00       7.36        9,421       69,316 (26.43)%
  Lincoln Choice Plus Bonus--Annuity Reserves (1.40% Fee Rate)(1)      10.00       7.37          100          737 (26.30)%
  Lincoln Choice Plus Bonus (1.60% Fee Rate)(2)                        10.00       7.29      217,485    1,586,023 (27.07)%
  Lincoln Choice Plus Bonus (1.75% Fee Rate)(1)                        10.00       7.36       31,816      234,131 (26.41)%
AIM V.I. International Growth Fund
  Lincoln Choice Plus (1.40% Fee Rate)                                 15.71      11.40    1,579,283   18,005,499 (27.43)%
  Lincoln Choice Plus Access--Annuity Reserves (1.40% Fee Rate)(1)     10.00       8.02          100          802 (19.85)%
  Lincoln Choice Plus Access (1.65% Fee Rate)(1)                       10.00       8.04       13,536      108,874 (19.56)%
  Lincoln Choice Plus Access (1.80% Fee Rate)(1)                       10.00       8.04        9,683       77,820 (19.63)%
  Lincoln Choice Plus Bonus--Annuity Reserves (1.40% Fee Rate)(1)      10.00       8.05          100          805 (19.49)%
  Lincoln Choice Plus Bonus (1.60% Fee Rate)(2)                        10.00       8.09      117,814      952,857 (19.12)%
  Lincoln Choice Plus Bonus (1.75% Fee Rate)(1)                        10.00       8.04        3,195       25,681 (19.61)%
  AIM V.I. Premier Equity Fund
  Lincoln Choice Plus (1.40% Fee Rate)                                 14.00      11.79    5,995,050   70,656,254 (15.83)%
  Lincoln Choice Plus--Annuity Reserves (1.40% Fee Rate)               14.00      11.79        3,258       38,401 (15.83)%
  Lincoln Choice Plus Access--Annuity Reserves (1.40% Fee Rate)(1)     10.00       8.50          100          850 (15.05)%
  Lincoln Choice Plus Access (1.65% Fee Rate)(1)                       10.00       8.49       98,667      837,364 (15.13)%
  Lincoln Choice Plus Access (1.80% Fee Rate)(1)                       10.00       8.48       25,163      213,397 (15.19)%
  Lincoln Choice Plus Bonus--Annuity Reserves (1.40% Fee Rate)(1)      10.00       8.50          100          850 (15.05)%
  Lincoln Choice Plus Bonus (1.60% Fee Rate)(2)                        10.00       8.39      484,358    4,065,660 (16.06)%
  Lincoln Choice Plus Bonus (1.75% Fee Rate)(1)                        10.00       8.48       80,213      680,411 (15.17)%
AVPSF Growth Class B Fund
  Lincoln Choice Plus (1.40% Fee Rate)(1)                              10.00       8.65      307,674    2,662,154 (13.48)%
  Lincoln Choice Plus Access--Annuity Reserves (1.40% Fee Rate)(1)     10.00       8.05          100          805 (19.51)%
  Lincoln Choice Plus Access (1.65% Fee Rate)(1)                       10.00       8.04       25,668      206,386 (19.60)%
  Lincoln Choice Plus Access (1.80% Fee Rate)(1)                       10.00       8.03          741        5,953 (19.66)%
  Lincoln Choice Plus Bonus--Annuity Reserves (1.40% Fee Rate)(1)      10.00       8.05          100          805 (19.51)%
  Lincoln Choice Plus Bonus (1.60% Fee Rate)(2)                        10.00       8.00       57,672      461,141 (20.04)%
  Lincoln Choice Plus Bonus (1.75% Fee Rate)(1)                        10.00       8.04        3,364       27,034 (19.64)%
AVPSF Growth and Income Class B Fund
  Lincoln Choice Plus (1.40% Fee Rate)(1)                              10.00      12.49      763,172    9,528,342   24.85%
  Lincoln Choice Plus Access--Annuity Reserves (1.40% Fee Rate)(1)     10.00      10.48          100        1,048    4.83%
  Lincoln Choice Plus Access (1.65% Fee Rate)(1)                       10.00      10.47       70,655      739,977    4.73%
  Lincoln Choice Plus Access (1.80% Fee Rate)(1)                       10.00      10.47       14,587      152,688    4.67%
  Lincoln Choice Plus Bonus--Annuity Reserves (1.40% Fee Rate)(1)      10.00      10.48          100        1,048    4.83%
  Lincoln Choice Plus Bonus (1.60% Fee Rate)(2)                        10.00      10.46      202,418    2,116,614    4.57%
  Lincoln Choice Plus Bonus (1.75% Fee Rate)(1)                        10.00      10.47       27,318      286,010    4.69%
AVPSF Premier Growth Class B Fund
  Lincoln Choice Plus (1.40% Fee Rate)(1)                              10.00       8.94      898,230    8,031,171 (10.59)%
  Lincoln Choice Plus--Annuity Reserves (1.40% Fee Rate)(1)            10.00       8.94        5,132       45,890 (10.59)%
  Lincoln Choice Plus Access--Annuity Reserves (1.40% Fee Rate)(1)     10.00       7.74          100          774 (22.59)%
  Lincoln Choice Plus Access (1.65% Fee Rate)(1)                       10.00       7.73       41,647      322,018 (22.68)%
  Lincoln Choice Plus Access (1.80% Fee Rate)(1)                       10.00       7.73       19,713      152,306 (22.74)%
  Lincoln Choice Plus Bonus--Annuity Reserves (1.40% Fee Rate)(1)      10.00       7.74          100          774 (22.59)%
  Lincoln Choice Plus Bonus (1.60% Fee Rate)(2)                        10.00       7.68      523,396    4,020,674 (23.18)%
  Lincoln Choice Plus Bonus (1.75% Fee Rate)(1)                        10.00       7.73       11,179       86,390 (22.72)%

Lincoln Life Variable Annuity Account N

                                                                    Unit Value Unit Value
                                                                    Beginning  End        Units                   Total
                                                                    of Period  of Period  Outstanding Net Assets  Return(3)
---------------------------------------------------------------------------------------------------------------------------
AVPSF Technology Class B Fund
  Lincoln Choice Plus (1.40% Fee Rate)(1)                             $10.00     $ 6.96    1,898,487  $13,216,180 (30.39)%
  Lincoln Choice Plus--Annuity Reserves (1.40% Fee Rate)(1)            10.00       6.96        5,411       37,666 (30.39)%
  Lincoln Choice Plus Access--Annuity Reserves (1.40% Fee Rate)(1)     10.00       6.65          100          665 (33.50)%
  Lincoln Choice Plus Access (1.65% Fee Rate)(1)                       10.00       6.64       56,716      376,809 (33.56)%
  Lincoln Choice Plus Access (1.80% Fee Rate)(1)                       10.00       6.64       13,531       89,838 (33.61)%
  Lincoln Choice Plus Bonus--Annuity Reserves (1.40% Fee Rate)(1)      10.00       6.65          100          665 (33.50)%
  Lincoln Choice Plus Bonus (1.60% Fee Rate)(2)                        10.00       6.55      381,426    2,499,799 (34.46)%
  Lincoln Choice Plus Bonus (1.75% Fee Rate)(1)                        10.00       6.64       23,406      155,428 (33.59)%
AFIS Global Small Cap Class 2 Fund
  Lincoln Choice Plus (1.40% Fee Rate)(1)                              10.00       6.92      686,704    4,751,730 (30.80)%
  Lincoln Choice Plus Access--Annuity Reserves (1.40% Fee Rate)(1)     10.00       8.25          100          825 (17.48)%
  Lincoln Choice Plus Access (1.65% Fee Rate)(1)                       10.00       8.24       57,209      471,625 (17.56)%
  Lincoln Choice Plus Access (1.80% Fee Rate)(1)                       10.00       8.24        2,121       17,472 (17.62)%
  Lincoln Choice Plus Bonus--Annuity Reserves (1.40% Fee Rate)(1)      10.00       8.25          100          825 (17.48)%
  Lincoln Choice Plus Bonus (1.60% Fee Rate)(2)                        10.00       8.29      308,098    2,555,570 (17.05)%
  Lincoln Choice Plus Bonus (1.75% Fee Rate)(1)                        10.00       8.24       16,607      136,841 (17.60)%
AFIS Growth Class 2 Fund
  Lincoln Choice Plus (1.40% Fee Rate)(1)                              10.00       9.69    2,845,067   27,571,047  (3.09)%
  Lincoln Choice Plus--Annuity Reserves (1.40% Fee Rate)(1)            10.00       9.69       16,291      157,874  (3.09)%
  Lincoln Choice Plus Access--Annuity Reserves (1.40% Fee Rate)(1)     10.00       8.98          100          898 (10.17)%
  Lincoln Choice Plus Access (1.65% Fee Rate)(1)                       10.00       8.97      385,519    3,459,329 (10.27)%
  Lincoln Choice Plus Access (1.80% Fee Rate)(1)                       10.00       8.97       25,395      227,733 (10.32)%
  Lincoln Choice Plus Bonus--Annuity Reserves (1.40% Fee Rate)(1)      10.00       8.98          100          898 (10.17)%
  Lincoln Choice Plus Bonus (1.60% Fee Rate)(2)                        10.00       8.89      933,891    8,299,561 (11.13)%
  Lincoln Choice Plus Bonus (1.75% Fee Rate)(1)                        10.00       8.97       71,148      638,184 (10.30)%
AFIS Growth-Income Class 2 Fund
  Lincoln Choice Plus (1.40% Fee Rate)(1)                              10.00      11.28    1,269,318   14,317,063   12.79%
  Lincoln Choice Plus Access--Annuity Reserves (1.40% Fee Rate)(1)     10.00      10.45          100        1,045    4.46%
  Lincoln Choice Plus Access (1.65% Fee Rate)(1)                       10.00      10.44      199,875    2,085,961    4.36%
  Lincoln Choice Plus Access (1.80% Fee Rate)(1)                       10.00      10.43        8,650       90,222    4.30%
  Lincoln Choice Plus Bonus--Annuity Reserves (1.40% Fee Rate)(1)      10.00      10.45          100        1,045    4.46%
  Lincoln Choice Plus Bonus (1.60% Fee Rate)(2)                        10.00      10.43      180,781    1,885,415    4.29%
  Lincoln Choice Plus Bonus (1.75% Fee Rate)(1)                        10.00      10.43       45,570      475,403    4.32%
AFIS International Class 2 Fund
  Lincoln Choice Plus (1.40% Fee Rate)(1)                              10.00       6.84    1,907,056   13,053,565 (31.55)%
  Lincoln Choice Plus--Annuity Reserves (1.40% Fee Rate)(1)            10.00       6.84        6,763       46,293 (31.55)%
  Lincoln Choice Plus Access--Annuity Reserves (1.40% Fee Rate)(1)     10.00       7.84          100          784 (21.62)%
  Lincoln Choice Plus Access (1.65% Fee Rate)(1)                       10.00       7.83      141,236    1,105,801 (21.71)%
  Lincoln Choice Plus Access (1.80% Fee Rate)(1)                       10.00       7.82       15,121      118,301 (21.76)%
  Lincoln Choice Plus Bonus--Annuity Reserves (1.40% Fee Rate)(1)      10.00       7.84          100          784 (21.62)%
  Lincoln Choice Plus Bonus (1.60% Fee Rate)(2)                        10.00       7.86      492,615    3,874,265 (21.35)%
  Lincoln Choice Plus Bonus (1.75% Fee Rate)(1)                        10.00       7.83       78,213      612,049 (21.75)%
Delaware VIP Devon Series
  Lincoln Choice Plus (1.40% Fee Rate)                                  9.14       7.95      686,920    5,462,072 (12.99)%
  Lincoln Choice Plus--Annuity Reserves (1.40% Fee Rate)                9.14       7.95        3,299       26,229 (12.99)%
Delaware VIP Emerging Markets Series
  Lincoln Choice Plus (1.40% Fee Rate)                                 13.55      10.21      175,850    1,795,144 (24.67)%
Delaware VIP Emerging Markets Service Class Series
  Lincoln Choice Plus Access--Annuity Reserves (1.40% Fee Rate)(1)     10.00       8.27          100          827 (17.29)%
  Lincoln Choice Plus Access (1.65% Fee Rate)(1)                       10.00       8.26          100          826 (17.39)%
  Lincoln Choice Plus Access (1.80% Fee Rate)(1)                       10.00       8.26          100          826 (17.44)%
  Lincoln Choice Plus Bonus--Annuity Reserves (1.40% Fee Rate)(1)      10.00       8.27          100          827 (17.29)%
  Lincoln Choice Plus Bonus (1.60% Fee Rate)(2)                        10.00       8.25        4,082       33,720 (17.48)%
  Lincoln Choice Plus Bonus (1.75% Fee Rate)(1)                        10.00       8.26          103          851 (17.41)%
Delaware VIP High Yield Series
  Lincoln Choice Plus (1.40% Fee Rate)                                  9.58       7.90      960,234    7,587,472 (17.48)%
  Lincoln Choice Plus--Annuity Reserves (1.40% Fee Rate)                9.58       7.90          907        7,167 (17.48)%
Delaware VIP High Yield Service Class Series
  Lincoln Choice Plus Access--Annuity Reserves (1.40% Fee Rate)(1)     10.00       8.97          100          897 (10.33)%
  Lincoln Choice Plus Access (1.65% Fee Rate)(1)                       10.00       8.96       37,984      340,280 (10.41)%
  Lincoln Choice Plus Access (1.80% Fee Rate)(1)                       10.00       8.95        2,600       23,269 (10.49)%

Lincoln Life Variable Annuity Account N

                                                                    Unit Value Unit Value
                                                                    Beginning  End        Units                   Total
                                                                    of Period  of Period  Outstanding Net Assets  Return(3)
---------------------------------------------------------------------------------------------------------------------------
  Lincoln Choice Plus Bonus--Annuity Reserves (1.40% Fee Rate)(1)     $10.00     $ 8.97          100  $       897 (10.33)%
  Lincoln Choice Plus Bonus (1.60% Fee Rate)(2)                        10.00       8.96       45,878      411,108 (10.39)%
  Lincoln Choice Plus Bonus (1.75% Fee Rate)(1)                        10.00       8.95        7,234       64,772 (10.47)%
Delaware VIP International Equity Series
  Lincoln Choice Plus (1.40% Fee Rate)                                 11.57      11.47      207,903    2,385,497  (0.87)%
Delaware VIP Large Cap Value Series
  Lincoln Choice Plus (1.40% Fee Rate)                                  9.58      10.52    1,143,055   12,021,682    9.78%
  Lincoln Choice Plus--Annuity Reserves (1.40% Fee Rate)                9.58      10.52        4,936       51,915    9.78%
Delaware VIP Growth and Income Service Class Series
  Lincoln Choice Plus Access--Annuity Reserves (1.40% Fee Rate)(1)     10.00      11.57          100        1,157   15.70%
  Lincoln Choice Plus Access (1.65% Fee Rate)(1)                       10.00      11.56        5,309       61,349   15.56%
  Lincoln Choice Plus Access (1.80% Fee Rate)(1)                       10.00      11.55          100        1,155   15.51%
  Lincoln Choice Plus Bonus--Annuity Reserves (1.40% Fee Rate)(1)      10.00      11.57          100        1,157   15.70%
  Lincoln Choice Plus Bonus (1.60% Fee Rate)(2)                        10.00      11.52       26,913      310,034   15.19%
  Lincoln Choice Plus Bonus (1.75% Fee Rate)(1)                        10.00      11.55        3,051       35,251   15.53%
Delaware VIP REIT Series
  Lincoln Choice Plus (1.40% Fee Rate)                                  9.72      12.59      286,080    3,600,356   29.51%
  Lincoln Choice Plus--Annuity Reserves (1.40% Fee Rate)                9.72      12.59        9,576      120,509   29.51%
Delaware VIP REIT Service Class Series
  Lincoln Choice Plus Access--Annuity Reserves (1.40% Fee Rate)(1)     10.00      10.72          100        1,072    7.15%
  Lincoln Choice Plus Access (1.65% Fee Rate)(1)                       10.00      10.70       19,141      204,888    7.04%
  Lincoln Choice Plus Access (1.80% Fee Rate)(1)                       10.00      10.70        3,521       37,668    6.98%
  Lincoln Choice Plus Bonus--Annuity Reserves (1.40% Fee Rate)(1)      10.00      10.72          100        1,072    7.15%
  Lincoln Choice Plus Bonus (1.60% Fee Rate)(2)                        10.00      10.68      118,815    1,268,553    6.76%
  Lincoln Choice Plus Bonus (1.75% Fee Rate)(1)                        10.00      10.70        2,475       26,481    7.00%
Delaware VIP Select Growth Series
  Lincoln Choice Plus (1.40% Fee Rate)(1)                              10.00       7.22    1,444,437   10,429,922 (27.79)%
  Lincoln Choice Plus--Annuity Reserves (1.40% Fee Rate)(1)            10.00       7.22        4,787       34,567 (27.79)%
Delaware VIP Select Growth Service Class Series
  Lincoln Choice Plus Access--Annuity Reserves (1.40% Fee Rate)(1)     10.00       7.52          100          752 (24.81)%
  Lincoln Choice Plus Access (1.65% Fee Rate)(1)                       10.00       7.51       73,329      550,855 (24.88)%
  Lincoln Choice Plus Access (1.80% Fee Rate)(1)                       10.00       7.51       11,566       86,823 (24.93)%
  Lincoln Choice Plus Bonus--Annuity Reserves (1.40% Fee Rate)(1)      10.00       7.52          100          752 (24.81)%
  Lincoln Choice Plus Bonus (1.60% Fee Rate)(1)                        10.00       7.51      166,814    1,253,418 (24.86)%
  Lincoln Choice Plus Bonus (1.75% Fee Rate)(1)                        10.00       7.51       11,315       84,961 (24.91)%
Delaware VIP Small Cap Value Series
  Lincoln Choice Plus (1.40% Fee Rate)                                  9.84      11.47      625,080    7,168,513   16.54%
  Delaware VIP Small Cap Service Class Series
  Lincoln Choice Plus Access--Annuity Reserves (1.40% Fee Rate)(1)     10.00      11.86          100        1,186   18.55%
  Lincoln Choice Plus Access (1.65% Fee Rate)(1)                       10.00      11.84        6,744       79,847   18.40%
  Lincoln Choice Plus Access (1.80% Fee Rate)(1)                       10.00      11.83        4,101       48,533   18.35%
  Lincoln Choice Plus Bonus--Annuity Reserves (1.40% Fee Rate)(1)      10.00      11.86          100        1,186   18.55%
  Lincoln Choice Plus Bonus (1.60% Fee Rate)(2)                        10.00      11.77       89,395    1,052,405   17.72%
  Lincoln Choice Plus Bonus (1.75% Fee Rate)(1)                        10.00      11.84        5,097       60,331   18.36%
Delaware VIP Social Awareness Series
  Lincoln Choice Plus (1.40% Fee Rate)                                 11.87      10.61      714,731    7,581,429 (10.63)%
  Delaware VIP Social Awareness Service Class Series
  Lincoln Choice Plus Access--Annuity Reserves (1.40% Fee Rate)(1)     10.00       8.80          100          880 (11.99)%
  Lincoln Choice Plus Access (1.65% Fee Rate)(1)                       10.00       8.79       10,131       89,076 (12.08)%
  Lincoln Choice Plus Access (1.80% Fee Rate)(1)                       10.00       8.79          393        3,454 (12.13)%
  Lincoln Choice Plus Bonus--Annuity Reserves (1.40% Fee Rate)(1)      10.00       8.80          100          880 (11.99)%
  Lincoln Choice Plus Bonus (1.60% Fee Rate)(1)                        10.00       8.79       20,794      182,896 (12.06)%
  Lincoln Choice Plus Bonus (1.75% Fee Rate)(1)                        10.00       8.79          967        8,497 (12.12)%
Delaware VIP Trend Series
  Lincoln Choice Plus (1.40% Fee Rate)                                 18.24      16.75    3,195,638   53,529,963  (8.18)%
  Lincoln Choice Plus--Annuity Reserves (1.40% Fee Rate)               18.24      16.75       10,799      180,899  (8.18)%
Delaware VIP Trend Service Class Series
  Lincoln Choice Plus Access--Annuity Reserves (1.40% Fee Rate)(1)     10.00       7.77          100          777 (22.31)%
  Lincoln Choice Plus Access (1.65% Fee Rate)(1)                       10.00       7.76      116,148      901,488 (22.38)%
  Lincoln Choice Plus Access (1.80% Fee Rate)(1)                       10.00       7.76       19,730      153,026 (22.44)%
  Lincoln Choice Plus Bonus--Annuity Reserves (1.40% Fee Rate)(1)      10.00       7.77          100          777 (22.31)%
  Lincoln Choice Plus Bonus (1.60% Fee Rate)(1)                        10.00       7.76      820,426    6,369,211 (22.37)%

Lincoln Life Variable Annuity Account N

                                                                    Unit Value Unit Value
                                                                    Beginning  End        Units                   Total
                                                                    of Period  of Period  Outstanding Net Assets  Return(3)
---------------------------------------------------------------------------------------------------------------------------
  Lincoln Choice Plus Bonus (1.75% Fee Rate)(1)                       $10.00     $ 7.76       64,370  $   499,373 (22.42)%
Dreyfus Small Cap Portfolio
  Lincoln Choice Plus (1.40% Fee Rate)                                 13.01      14.54      417,561    6,070,769   11.73%
Fidelity VIP Equity Income Portfolio
  Lincoln Choice Plus (1.40% Fee Rate)                                 10.59      11.32    2,574,138   29,138,345    6.91%
  Lincoln Choice Plus--Annuity Reserves (1.40% Fee Rate)               10.59      11.32        3,556       40,250    6.91%
Fidelity VIP Equity Income Service Class 2 Portfolio
  Lincoln Choice Plus Access--Annuity Reserves (1.40% Fee Rate)(1)     10.00      10.87          100        1,087    8.72%
  Lincoln Choice Plus Access (1.65% Fee Rate)(1)                       10.00      10.86       27,319      296,686    8.60%
  Lincoln Choice Plus Access (1.80% Fee Rate)(1)                       10.00      10.85          381        4,137    8.54%
  Lincoln Choice Plus Bonus--Annuity Reserves (1.40% Fee Rate)(1)      10.00      10.87          100        1,087    8.72%
  Lincoln Choice Plus Bonus (1.60% Fee Rate)(1)                        10.00      10.86       49,040      532,719    8.62%
  Lincoln Choice Plus Bonus (1.75% Fee Rate)(1)                        10.00      10.86        5,837       63,374    8.57%
Fidelity VIP Growth Portfolio
  Lincoln Choice Plus (1.40% Fee Rate)                                 14.36      12.60    4,685,296   59,058,095 (12.22)%
  Lincoln Choice Plus--Annuity Reserves (1.40% Fee Rate)               14.36      12.60       22,952      289,304 (12.22)%
Fidelity VIP Growth Service Class 2 Portfolio
  Lincoln Choice Plus Access--Annuity Reserves (1.40% Fee Rate)(1)     10.00       8.37          100          837 (16.31)%
  Lincoln Choice Plus Access (1.65% Fee Rate)(1)                       10.00       8.36       40,746      340,621 (16.40)%
  Lincoln Choice Plus Access (1.80% Fee Rate)(1)                       10.00       8.35        7,494       62,605 (16.46)%
  Lincoln Choice Plus Bonus--Annuity Reserves (1.40% Fee Rate)(1)      10.00       8.37          100          837 (16.31)%
  Lincoln Choice Plus Bonus (1.60% Fee Rate)(1)                        10.00       8.36      473,390    3,958,362 (16.38)%
  Lincoln Choice Plus Bonus (1.75% Fee Rate)(1)                        10.00       8.36       68,987      576,437 (16.44)%
Fidelity VIP Growth Opportunities Portfolio
  Lincoln Choice Plus (1.40% Fee Rate)                                 10.68       8.73    2,414,912   21,086,458 (18.22)%
  Lincoln Choice Plus--Annuity Reserves (1.40% Fee Rate)               10.68       8.73       52,848      461,458 (18.22)%
Fidelity VIP Growth Opportunities Service Class 2 Portfolio
  Lincoln Choice Plus Access--Annuity Reserves (1.40% Fee Rate)(1)     10.00       8.49          100          849 (15.08)%
  Lincoln Choice Plus Access (1.65% Fee Rate)(1)                       10.00       8.48        9,828       83,376 (15.17)%
  Lincoln Choice Plus Access (1.80% Fee Rate)(1)                       10.00       8.48          172        1,461 (15.23)%
  Lincoln Choice Plus Bonus--Annuity Reserves (1.40% Fee Rate)(1)      10.00       8.49          100          849 (15.08)%
  Lincoln Choice Plus Bonus (1.60% Fee Rate)(1)                        10.00       8.49       37,586      318,955 (15.15)%
  Lincoln Choice Plus Bonus (1.75% Fee Rate)(1)                        10.00       8.48        2,338       19,825 (15.21)%
Fidelity VIP Overseas Portfolio
  Lincoln Choice Plus (1.40% Fee Rate)                                 14.21      11.33    1,036,624   11,749,877 (20.23)%
  Lincoln Choice Plus--Annuity Reserves (1.40% Fee Rate)               14.21      11.33       25,408      287,992 (20.23)%
Fidelity VIP Overseas Service Class 2 Portfolio
  Lincoln Choice Plus Access--Annuity Reserves (1.40% Fee Rate)(1)     10.00       8.61          100          861 (13.89)%
  Lincoln Choice Plus Access (1.65% Fee Rate)(1)                       10.00       8.60        6,029       51,860 (13.99)%
  Lincoln Choice Plus Access (1.80% Fee Rate)(1)                       10.00       8.59        1,161        9,980 (14.05)%
  Lincoln Choice Plus Bonus--Annuity Reserves (1.40% Fee Rate)(1)      10.00       8.61          100          861 (13.89)%
  Lincoln Choice Plus Bonus (1.60% Fee Rate)(1)                        10.00       8.60      320,273    2,755,388 (13.97)%
  Lincoln Choice Plus Bonus (1.75% Fee Rate)(1)                        10.00       8.60        2,801       24,082 (14.03)%
Liberty Colonial Newport Tiger Fund
  Lincoln Choice Plus (1.40% Fee Rate)                                 16.44      13.68      472,064    6,456,882 (16.81)%
  Lincoln Choice Plus--Annuity Reserves (1.40% Fee Rate)               16.44      13.68        6,671       91,242 (16.81)%
  Lincoln Choice Plus Access--Annuity Reserves (1.40% Fee Rate)(1)     10.00       8.26          100          826 (17.39)%
  Lincoln Choice Plus Access (1.65% Fee Rate)(1)                       10.00       8.25          261        2,157 (17.49)%
  Lincoln Choice Plus Access (1.80% Fee Rate)(1)                       10.00       8.25          100          825 (17.54)%
  Lincoln Choice Plus Bonus--Annuity Reserves (1.40% Fee Rate)(1)      10.00       8.26          100          826 (17.39)%
  Lincoln Choice Plus Bonus (1.60% Fee Rate)(1)                        10.00       8.25       44,733      369,157 (17.48)%
  Lincoln Choice Plus Bonus (1.75% Fee Rate)(1)                        10.00       8.25          143        1,175 (17.52)%
Liberty Colonial US Stock Fund
  Lincoln Choice Plus (1.40% Fee Rate)                                 11.44      11.69      512,944    5,994,032    2.18%
LN Bond Fund
  Lincoln Choice Plus (1.40% Fee Rate)                                  9.63      10.53    2,347,632   24,721,407    9.34%
  Lincoln Choice Plus Access--Annuity Reserves (1.40% Fee Rate)(1)     10.00      10.62          100        1,062    6.18%
  Lincoln Choice Plus Access (1.65% Fee Rate)(1)                       10.00      10.61       46,291      490,954    6.06%
  Lincoln Choice Plus Access (1.80% Fee Rate)(1)                       10.00      10.60        2,446       25,924    6.00%
  Lincoln Choice Plus Bonus--Annuity Reserves (1.40% Fee Rate)(1)      10.00      10.62          100        1,062    6.18%
  Lincoln Choice Plus Bonus (1.60% Fee Rate)(1)                        10.00      10.61      222,966    2,365,467    6.09%
  Lincoln Choice Plus Bonus (1.75% Fee Rate)(1)                        10.00      10.60       15,183      160,988    6.03%

Lincoln Life Variable Annuity Account N

                                                                    Unit Value Unit Value
                                                                    Beginning  End        Units                   Total
                                                                    of Period  of Period  Outstanding Net Assets  Return(3)
---------------------------------------------------------------------------------------------------------------------------
LN Money Market Fund
  Lincoln Choice Plus (1.40% Fee Rate)                                $10.36     $10.84    2,789,958  $30,244,465    4.60%
  Lincoln Choice Plus Access--Annuity Reserves (1.40% Fee Rate)(1)     10.00      10.22          100        1,022    2.22%
  Lincoln Choice Plus Access (1.65% Fee Rate)(1)                       10.00      10.21      171,119    1,747,447    2.12%
  Lincoln Choice Plus Access (1.80% Fee Rate)(1)                       10.00      10.21       14,372      146,687    2.06%
  Lincoln Choice Plus Bonus--Annuity Reserves (1.40% Fee Rate)(1)      10.00      10.22          100        1,022    2.22%
  Lincoln Choice Plus Bonus (1.60% Fee Rate)(1)                        10.00      10.21      578,700    5,910,509    2.13%
  Lincoln Choice Plus Bonus (1.75% Fee Rate)(1)                        10.00      10.21       89,457      913,089    2.07%
MFS Emerging Growth Series
  Lincoln Choice Plus (1.40% Fee Rate)                                 19.56      15.50    2,387,335   37,013,191 (20.73)%
  Lincoln Choice Plus--Annuity Reserves (1.40% Fee Rate)               19.56      15.50        8,984      139,283 (20.73)%
MFS Emerging Growth Service Class Series
  Lincoln Choice Plus Access--Annuity Reserves (1.40% Fee Rate)(1)     10.00       8.18          100          818 (18.21)%
  Lincoln Choice Plus Access (1.65% Fee Rate)(1)                       10.00       8.17       27,417      224,004 (18.30)%
  Lincoln Choice Plus Access (1.80% Fee Rate)(1)                       10.00       8.17       12,101       98,809 (18.35)%
  Lincoln Choice Plus Bonus--Annuity Reserves (1.40% Fee Rate)(1)      10.00       8.18          100          818 (18.21)%
  Lincoln Choice Plus Bonus (1.60% Fee Rate)(1)                        10.00       8.17      487,520    3,983,954 (18.28)%
  Lincoln Choice Plus Bonus (1.75% Fee Rate)(1)                        10.00       8.17        8,934       72,958 (18.34)%
MFS Research Series
  Lincoln Choice Plus (1.40% Fee Rate)                                 12.93      12.13    1,215,879   14,748,162  (6.17)%
  Lincoln Choice Plus--Annuity Reserves (1.40% Fee Rate)               12.93      12.13        3,385       41,055  (6.17)%
MFS Research Service Class Series
  Lincoln Choice Plus Access--Annuity Reserves (1.40% Fee Rate)(1)     10.00       8.83          100          883 (11.66)%
  Lincoln Choice Plus Access (1.65% Fee Rate)(1)                       10.00       8.82       50,803      448,313 (11.75)%
  Lincoln Choice Plus Access (1.80% Fee Rate)(1)                       10.00       8.82        5,197       45,834 (11.81)%
  Lincoln Choice Plus Bonus--Annuity Reserves (1.40% Fee Rate)(1)      10.00       8.83          100          883 (11.66)%
  Lincoln Choice Plus Bonus (1.60% Fee Rate)(1)                        10.00       8.83      283,426    2,501,623 (11.74)%
  Lincoln Choice Plus Bonus (1.75% Fee Rate)(1)                        10.00       8.82       12,155      107,223 (11.79)%
MFS Total Return Series
  Lincoln Choice Plus (1.40% Fee Rate)                                 10.30      11.79    2,204,103   25,980,162   14.40%
  Lincoln Choice Plus--Annuity Reserves (1.40% Fee Rate)               10.30      11.79        2,261       26,646   14.40%
MFS Total Return Service Class Series
  Lincoln Choice Plus Access--Annuity Reserves (1.40% Fee Rate)(1)     10.00      11.14          100        1,114   11.42%
  Lincoln Choice Plus Access (1.65% Fee Rate)(1)                       10.00      11.13       28,922      321,844   11.28%
  Lincoln Choice Plus Access (1.80% Fee Rate)(1)                       10.00      11.12          630        7,005   11.23%
  Lincoln Choice Plus Bonus--Annuity Reserves (1.40% Fee Rate)(1)      10.00      11.14          100        1,114   11.42%
  Lincoln Choice Plus Bonus (1.60% Fee Rate)(1)                        10.00      11.13      181,726    2,022,794   11.30%
  Lincoln Choice Plus Bonus (1.75% Fee Rate)(1)                        10.00      11.12       18,499      205,790   11.24%
MFS Utilities Series
  Lincoln Choice Plus (1.40% Fee Rate)                                 13.21      13.95    3,274,863   45,685,014    5.58%
  Lincoln Choice Plus--Annuity Reserves (1.40% Fee Rate)               13.21      13.95        3,572       49,834    5.58%
MFS Utilities Service Class Series
  Lincoln Choice Plus Access--Annuity Reserves (1.40% Fee Rate)(1)     10.00       9.91          100          991  (0.92)%
  Lincoln Choice Plus Access (1.65% Fee Rate)(1)                       10.00       9.90       59,067      584,647  (1.02)%
  Lincoln Choice Plus Access (1.80% Fee Rate)(1)                       10.00       9.89        6,833       67,585  (1.08)%
  Lincoln Choice Plus Bonus--Annuity Reserves (1.40% Fee Rate)(1)      10.00       9.91          100          991  (0.92)%
  Lincoln Choice Plus Bonus (1.60% Fee Rate)(1)                        10.00       9.90      218,208    2,160,414  (0.99)%
  Lincoln Choice Plus Bonus (1.75% Fee Rate)(1)                        10.00       9.89       28,430      281,280  (1.06)%
OCC Accumulation Global Equity Portfolio
  Lincoln Choice Plus (1.40% Fee Rate)                                 12.55      12.96      402,756    5,220,222    3.25%
OCC Accumulation Managed Portfolio
  Lincoln Choice Plus (1.40% Fee Rate)                                 10.16      11.00      621,764    6,837,582    8.22%
  Lincoln Choice Plus--Annuity Reserves (1.40% Fee Rate)               10.16      11.00        3,772       41,485    8.22%
Scudder SVS Government Securities Portfolio
  Lincoln Choice Plus (1.40% Fee Rate)                                  9.96      10.90    1,480,376   16,130,929    9.39%
Scudder SVS Small Cap Growth Portfolio
  Lincoln Choice Plus (1.40% Fee Rate)                                 14.60      12.86      512,786    6,592,635 (11.96)%
Scudder VIT Equity 500 Index Fund
  Lincoln Choice Plus (1.40% Fee Rate)                                 12.30      11.01    5,905,099   65,005,247 (10.50)%
  Lincoln Choice Plus--Annuity Reserves (1.40% Fee Rate)               12.30      11.01        5,273       58,046 (10.50)%
  Lincoln Choice Plus Access--Annuity Reserves (1.40% Fee Rate)(1)     10.00       9.00          100          900 (10.04)%
  Lincoln Choice Plus Access (1.65% Fee Rate)(1)                       10.00       8.99       21,273      191,186 (10.13)%

Lincoln Life Variable Annuity Account N

                                                                    Unit Value Unit Value
                                                                    Beginning  End        Units                  Total
                                                                    of Period  of Period  Outstanding Net Assets Return(3)
--------------------------------------------------------------------------------------------------------------------------
  Lincoln Choice Plus Access (1.80% Fee Rate)(1)                      $10.00     $ 8.98       2,495   $   22,412 (10.18)%
  Lincoln Choice Plus Bonus--Annuity Reserves (1.40% Fee Rate)(1)      10.00       9.00         100          900 (10.04)%
  Lincoln Choice Plus Bonus (1.60% Fee Rate)(2)                        10.00       8.93      80,610      719,935 (10.69)%
  Lincoln Choice Plus Bonus (1.75% Fee Rate)(1)                        10.00       8.98       7,323       65,782 (10.17)%
Franklin Mutual Shares Securities Class 2 Fund
  Lincoln Choice Plus (1.40% Fee Rate)(1)                              10.00      12.11     153,196    1,855,541   21.12%
  Lincoln Choice Plus Access--Annuity Reserves (1.40% Fee Rate)(1)     10.00      10.86         100        1,086    8.63%
  Lincoln Choice Plus Access (1.65% Fee Rate)(1)                       10.00      10.85      17,528      190,194    8.51%
  Lincoln Choice Plus Access (1.80% Fee Rate)(1)                       10.00      10.84       1,258       13,644    8.45%
  Lincoln Choice Plus Bonus--Annuity Reserves (1.40% Fee Rate)(1)      10.00      10.86         100        1,086    8.63%
  Lincoln Choice Plus Bonus (1.60% Fee Rate)(1)                        10.00      10.85      10,085      109,457    8.53%
  Lincoln Choice Plus Bonus (1.75% Fee Rate)(1)                        10.00      10.85       2,659       28,841    8.47%
Franklin Small Cap Class 2 Fund
  Lincoln Choice Plus (1.40% Fee Rate)(1)                              10.00       7.54     833,708    6,285,909 (24.60)%
  Lincoln Choice Plus Access--Annuity Reserves (1.40% Fee Rate)(1)     10.00       8.05         100          805 (19.51)%
  Lincoln Choice Plus Access (1.65% Fee Rate)(1)                       10.00       8.04      27,053      217,550 (19.58)%
  Lincoln Choice Plus Access (1.80% Fee Rate)(1)                       10.00       8.04       3,415       27,444 (19.65)%
  Lincoln Choice Plus Bonus--Annuity Reserves (1.40% Fee Rate)(1)      10.00       8.05         100          805 (19.51)%
  Lincoln Choice Plus Bonus (1.60% Fee Rate)(1)                        10.00       8.04     537,712    4,325,026 (19.57)%
  Lincoln Choice Plus Bonus (1.75% Fee Rate)(1)                        10.00       8.04       3,982       32,008 (19.62)%
Templeton Foreign Securities Class 2 Fund
  Lincoln Choice Plus (1.40% Fee Rate)(1)                              10.00      10.02     217,181    2,175,239    0.16%
  Lincoln Choice Plus Access--Annuity Reserves (1.40% Fee Rate)(1)     10.00       9.68         100          968  (3.17)%
  Lincoln Choice Plus Access (1.65% Fee Rate)(1)                       10.00       9.67      15,439      149,367  (3.25)%
  Lincoln Choice Plus Access (1.80% Fee Rate)(1)                       10.00       9.67       1,232       11,908  (3.33)%
  Lincoln Choice Plus Bonus--Annuity Reserves (1.40% Fee Rate)(1)      10.00       9.68         100          968  (3.17)%
  Lincoln Choice Plus Bonus (1.60% Fee Rate)(1)                        10.00       9.68       3,987       38,579  (3.23)%
  Lincoln Choice Plus Bonus (1.75% Fee Rate)(1)                        10.00       9.67       5,597       54,127  (3.30)%
Templeton Growth Securities Class 2 Fund
  Lincoln Choice Plus (1.40% Fee Rate)(1)                              10.00      11.03     154,572    1,704,804   10.29%
  Lincoln Choice Plus Access--Annuity Reserves (1.40% Fee Rate)(1)     10.00      10.21         100        1,021    2.14%
  Lincoln Choice Plus Access (1.65% Fee Rate)(1)                       10.00      10.20       2,518       25,690    2.04%
  Lincoln Choice Plus Access (1.80% Fee Rate)(1)                       10.00      10.20       3,643       37,145    1.97%
  Lincoln Choice Plus Bonus--Annuity Reserves (1.40% Fee Rate)(1)      10.00      10.21         100        1,021    2.14%
  Lincoln Choice Plus Bonus (1.60% Fee Rate)(1)                        10.00      10.21       7,239       73,884    2.06%
  Lincoln Choice Plus Bonus (1.75% Fee Rate)(1)                        10.00      10.20       1,471       15,006    2.00%

--------
(1)Reflects less than a full year of activity. Funds were first received in this option on 7/24/2000.
(2)Reflects less than a full year of activity. Funds were first received in this option on 7/25/2000.
(3)These amounts represent the total return, including changes in the value of the underlying subaccount, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized.

Lincoln Life Variable Annuity Account N

A summary of the unit values, units outstanding, net assets and total return ratio for variable annuity contracts as of and for the year or period ended December 31, 1999 follows. The fee rates below represent annualized contract expenses of the separate account, consisting primarily of mortality and expense guarantee charges.

                                                          Unit Value Unit Value
                                                          Beginning  End        Units                   Total
                                                          of Period  of Period  Outstanding Net Assets  Return(1)
-----------------------------------------------------------------------------------------------------------------
AIM V.I. Growth Fund
  Lincoln Choice Plus (1.40% Fee Rate)                      $11.11     $14.82    1,642,369  $24,332,560   33.33%
  Lincoln Choice Plus--Annuity Reserves (1.40% Fee Rate)     11.11      14.82        7,233      107,162   33.33%
AIM V.I. International Growth Fund
  Lincoln Choice Plus (1.40% Fee Rate)                       10.28      15.71      685,744   10,773,093   52.85%
AIM V.I. Premier Equity Fund
  Lincoln Choice Plus (1.40% Fee Rate)                       10.94      14.00    3,157,111   44,209,413   28.03%
Delaware VIP Devon Series
  Lincoln Choice Plus (1.40% Fee Rate)                       10.31       9.14      974,029    8,900,879 (11.39)%
  Lincoln Choice Plus--Annuity Reserves (1.40% Fee Rate)     10.31       9.14        1,099       10,040 (11.39)%
Delaware VIP Emerging Markets Series
  Lincoln Choice Plus (1.40% Fee Rate)                        9.27      13.55       99,293    1,345,501   46.22%
Delaware VIP High Yield Series
  Lincoln Choice Plus (1.40% Fee Rate)                        9.97       9.58      636,545    6,094,919  (3.96)%
Delaware VIP International Equity Series
  Lincoln Choice Plus (1.40% Fee Rate)                       10.15      11.57      313,631    3,630,087   14.01%
Delaware VIP Large Cap Value Series
  Lincoln Choice Plus (1.40% Fee Rate)                       10.02       9.58      800,420    7,668,097  (4.40)%
  Lincoln Choice Plus--Annuity Reserves (1.40% Fee Rate)     10.02       9.58        5,142       49,256  (4.40)%
Delaware VIP REIT Series
  Lincoln Choice Plus (1.40% Fee Rate)                       10.12       9.72       73,159      710,936  (3.96)%
Delaware VIP Small Cap Value Series
  Lincoln Choice Plus (1.40% Fee Rate)                       10.49       9.84      318,790    3,137,058  (6.18)%
Delaware VIP Social Awareness Series
  Lincoln Choice Plus (1.40% Fee Rate)                       10.66      11.87      611,167    7,254,297   11.35%
Delaware VIP Trend Series
  Lincoln Choice Plus (1.40% Fee Rate)                       10.85      18.24      877,800   16,014,244   68.08%
Dreyfus Small Cap Portfolio
  Lincoln Choice Plus (1.40% Fee Rate)                       10.71      13.01      295,868    3,849,870   21.44%
Fidelity VIP Equity Income Portfolio
  Lincoln Choice Plus (1.40% Fee Rate)                       10.10      10.59    1,463,500   15,495,149    4.82%
  Lincoln Choice Plus--Annuity Reserves (1.40% Fee Rate)     10.10      10.59        9,081       96,146    4.82%
Fidelity VIP Growth Portfolio
  Lincoln Choice Plus (1.40% Fee Rate)                       10.60      14.36    2,642,177   37,940,538   35.41%
  Lincoln Choice Plus--Annuity Reserves (1.40% Fee Rate)     10.60      14.36       11,869      170,428   35.41%
Fidelity VIP Growth Opportunities Portfolio
  Lincoln Choice Plus (1.40% Fee Rate)                       10.39      10.68    1,770,295   18,901,884    2.77%
Fidelity VIP Overseas Portfolio
  Lincoln Choice Plus (1.40% Fee Rate)                       10.11      14.21      628,052    8,924,638   40.60%
Liberty Colonial Newport Tiger Fund
  Lincoln Choice Plus (1.40% Fee Rate)                        9.92      16.44      185,849    3,055,537   65.68%
Liberty Colonial US Stock Fund
  Lincoln Choice Plus (1.40% Fee Rate)                       10.40      11.44      388,245    4,440,154   10.01%
LN Bond Fund
  Lincoln Choice Plus (1.40% Fee Rate)                       10.09       9.63    1,259,559   12,130,290  (4.60)%
LN Money Market Fund
  Lincoln Choice Plus (1.40% Fee Rate)                       10.03      10.36    1,721,360   17,840,534    3.29%
MFS Emerging Growth Series
  Lincoln Choice Plus (1.40% Fee Rate)                       11.24      19.56    1,212,170   23,706,866   73.97%
MFS Research Series
  Lincoln Choice Plus (1.40% Fee Rate)                       10.59      12.93      630,578    8,152,016   22.13%
MFS Total Return Series
  Lincoln Choice Plus (1.40% Fee Rate)                       10.14      10.30    1,271,214   13,097,460    1.64%
MFS Utilities Series
  Lincoln Choice Plus (1.40% Fee Rate)                       10.24      13.21    1,273,358   16,824,825   28.98%
  Lincoln Choice Plus--Annuity Reserves (1.40% Fee Rate)     10.24      13.21        3,927       51,888   28.98%
OCC Accumulation Global Equity Portfolio
  Lincoln Choice Plus (1.40% Fee Rate)                       10.06      12.55      294,211    3,693,453   24.77%

Lincoln Life Variable Annuity Account N

                                                          Unit Value Unit Value
                                                          Beginning  End        Units                   Total
                                                          of Period  of Period  Outstanding Net Assets  Return(1)
-----------------------------------------------------------------------------------------------------------------
OCC Accumulation Managed Portfolio
  Lincoln Choice Plus (1.40% Fee Rate)                      $ 9.81     $10.16      536,721  $ 5,454,168    3.54%
  Lincoln Choice Plus--Annuity Reserves (1.40% Fee Rate)      9.81      10.16        4,147       42,143    3.54%
Scudder SVS Government Securities Portfolio
  Lincoln Choice Plus (1.40% Fee Rate)                       10.03       9.96    1,218,517   12,138,350  (0.71)%
Scudder SVS Small Cap Growth Portfolio
  Lincoln Choice Plus (1.40% Fee Rate)                       11.01      14.60      405,316    5,918,527   32.58%
Scudder VIT Equity 500 Index Fund
  Lincoln Choice Plus (1.40% Fee Rate)                       10.35      12.30    3,760,973   46,257,680   18.80%
  Lincoln Choice Plus--Annuity Reserves (1.40% Fee Rate)     10.35      12.30       11,164      137,307   18.80%

--------
(1)These amounts represent the total return, including changes in the value of the underlying subaccount, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized.

Lincoln Life Variable Annuity Account N

A summary of the unit values, units outstanding, net assets and total return ratio for variable annuity contracts as of and for the year or period ended December 31, 1998 follows. The fee rates below represent annualized contract expenses of the separate account, consisting primarily of mortality and expense guarantee charges.

                                            Unit Value Unit Value
                                            Beginning  End        Units                  Total
                                            of Period  of Period  Outstanding Net Assets Return(2)
--------------------------------------------------------------------------------------------------
AIM V.I. Growth Fund
  Lincoln Choice Plus (1.40% Fee Rate)(1)     $10.00     $11.11      25,033   $  278,170   11.12%
AIM V.I. International Growth Fund
  Lincoln Choice Plus (1.40% Fee Rate)(1)      10.00      10.28       7,468       76,760    2.78%
AIM V.I. Premier Equity Fund
  Lincoln Choice Plus (1.40% Fee Rate)(1)      10.00      10.94      37,007      404,751    9.37%
Delaware VIP Devon Series
  Lincoln Choice Plus (1.40% Fee Rate)(1)      10.00      10.31      44,219      456,020    3.13%
Delaware VIP Emerging Markets Series
  Lincoln Choice Plus (1.40% Fee Rate)(1)      10.00       9.27       1,586       14,702  (7.32)%
Delaware VIP High Yield Series
  Lincoln Choice Plus (1.40% Fee Rate)(1)      10.00       9.97      41,449      413,241  (0.30)%
Delaware VIP International Equity Series
  Lincoln Choice Plus (1.40% Fee Rate)(1)      10.00      10.15       1,795       18,225    1.52%
Delaware VIP Large Cap Value Series
  Lincoln Choice Plus (1.40% Fee Rate)(1)      10.00      10.02      23,062      231,112    0.21%
Delaware VIP REIT Series
  Lincoln Choice Plus (1.40% Fee Rate)(1)      10.00      10.12       9,465       95,776    1.19%
Delaware VIP Small Cap Value Series
  Lincoln Choice Plus (1.40% Fee Rate)(1)      10.00      10.49      17,097      179,336    4.89%
Delaware VIP Social Awareness Series
  Lincoln Choice Plus (1.40% Fee Rate)(1)      10.00      10.66      54,622      582,241    6.59%
Delaware VIP Trend Series
  Lincoln Choice Plus (1.40% Fee Rate)(1)      10.00      10.85       6,762       73,396    8.54%
Dreyfus Small Cap Portfolio
  Lincoln Choice Plus (1.40% Fee Rate)(1)      10.00      10.71      12,648      135,524    7.15%
Fidelity VIP Equity Income Portfolio
  Lincoln Choice Plus (1.40% Fee Rate)(1)      10.00      10.10      37,412      377,887    1.01%
Fidelity VIP Growth Portfolio
  Lincoln Choice Plus (1.40% Fee Rate)(1)      10.00      10.60      42,588      451,630    6.05%
Fidelity VIP Growth Opportunities Portfolio
  Lincoln Choice Plus (1.40% Fee Rate)(1)      10.00      10.39      64,024      665,177    3.89%
Fidelity VIP Overseas Portfolio
  Lincoln Choice Plus (1.40% Fee Rate)(1)      10.00      10.11      13,400      135,424    1.06%
Liberty Colonial Newport Tiger Fund
  Lincoln Choice Plus (1.40% Fee Rate)(1)      10.00       9.92       1,692       16,793  (0.77)%
Liberty Colonial US Stock Fund
  Lincoln Choice Plus (1.40% Fee Rate)(1)      10.00      10.40       1,839       19,119    3.95%
LN Bond Fund
  Lincoln Choice Plus (1.40% Fee Rate)(1)      10.00      10.09      46,137      465,736    0.95%
LN Money Market Fund
  Lincoln Choice Plus (1.40% Fee Rate)(1)      10.00      10.03     347,933    3,491,277    0.34%
MFS Emerging Growth Series
  Lincoln Choice Plus (1.40% Fee Rate)(1)      10.00      11.24       5,767       64,832   12.42%
MFS Research Series
  Lincoln Choice Plus (1.40% Fee Rate)(1)      10.00      10.59       8,259       87,425    5.86%
MFS Total Return Series
  Lincoln Choice Plus (1.40% Fee Rate)(1)      10.00      10.14      50,896      515,906    1.36%
MFS Utilities Series
  Lincoln Choice Plus (1.40% Fee Rate)(1)      10.00      10.24      67,144      687,815    2.44%
OCC Accumulation Global Equity Portfolio
  Lincoln Choice Plus (1.40% Fee Rate)(1)      10.00      10.06      11,324      113,940    0.62%
OCC Accumulation Managed Portfolio
  Lincoln Choice Plus (1.40% Fee Rate)(1)      10.00       9.81       3,915       38,421  (1.85)%
Scudder SVS Government Securities Portfolio
  Lincoln Choice Plus (1.40% Fee Rate)(1)      10.00      10.03      77,085      773,341    0.32%
Scudder SVS Small Cap Growth Portfolio
  Lincoln Choice Plus (1.40% Fee Rate)(1)      10.00      11.01       4,482       49,364   10.14%
Scudder VIT Equity 500 Index Fund
  Lincoln Choice Plus (1.40% Fee Rate)(1)      10.00      10.35      91,329      945,537    3.53%

--------
(1)Reflects less than a full year of activity. Funds were first received in this option on 11/23/1998.
(2)These amounts represent the total return, including changes in the value of the underlying subaccount, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized.

Lincoln Life Variable Annuity Account N

4. Purchases and Sales of Investments
The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2002.

                                                             Aggregate      Aggregate
                                                             Cost of        Proceeds
                                                             Purchase       from Sales
------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                           $    2,260,358 $    4,741,210
AIM V.I. Growth Fund                                              1,515,574      6,569,574
AIM V.I. Growth Class II Fund                                     4,285,584      2,750,300
AIM V.I. International Growth Fund                              398,983,410    409,255,529
AIM V.I. International Growth Class II Fund                     488,472,015    491,083,941
AIM V.I. Premier Equity Fund                                      6,304,000     21,596,553
AIM V.I. Premier Equity Class II Fund                             5,495,297        633,345
AVPSF Growth Class B Fund                                         1,455,076      1,915,765
AVPSF Growth and Income Class B Fund                             36,898,163     12,343,213
AVPSF Premier Growth Class B Fund                                 8,344,901      6,321,046
AVPSF Small Cap Value Class B Fund                                5,005,160      1,390,924
AVPSF Technology Class B Fund                                     2,868,572      4,702,154
AFIS Global Small Cap Class 2 Fund                               45,456,218     40,719,099
AFIS Growth Class 2 Fund                                         70,133,936     12,489,205
AFIS Growth-Income Class 2 Fund                                  98,377,111      7,239,329
AFIS International Class 2 Fund                                 236,411,832    225,103,401
Delaware VIP Devon Series                                            50,505        909,950
Delaware VIP Emerging Markets Series                              2,037,440        995,029
Delaware VIP Emerging Markets Service Class Series                4,688,214      4,640,457
Delaware VIP High Yield Series                                   10,103,814      5,523,297
Delaware VIP High Yield Service Class Series                     11,827,902      4,505,621
Delaware VIP International Equity Series                            526,873        521,119
Delaware VIP Large Cap Value Series                               2,094,595      3,243,532
Delaware VIP Large Cap Value Service Class Series                 3,905,557        508,469
Delaware VIP REIT Series                                         12,256,032      2,197,725
Delaware VIP REIT Service Class Series                           19,219,151      5,797,560
Delaware VIP Select Growth Series                                 1,309,356      2,865,709
Delaware VIP Select Growth Service Class Series                     932,989        718,368
Delaware VIP Small Cap Value Series                              13,786,762      5,793,751
Delaware VIP Small Cap Service Class Series                      21,946,298      3,320,652
Delaware VIP Social Awareness Series                                855,628      1,358,346
Delaware VIP Social Awareness Service Class Series                  106,755        142,054
Delaware VIP Trend Series                                         3,756,367     11,849,442
Delaware VIP Trend Service Class Series                          12,803,902      1,805,615
Delaware VIP U.S. Growth Service Class Series                       816,926         89,397
Dreyfus Small Cap Portfolio                                         512,898      1,177,159
Fidelity VIP Contrafund Service Class 2 Portfolio                 4,442,009        341,746
Fidelity VIP Equity Income Portfolio                              7,653,299      6,005,270
Fidelity VIP Equity Income Service Class 2 Portfolio              9,675,690      1,236,035
Fidelity VIP Growth Portfolio                                     2,103,320     12,894,501
Fidelity VIP Growth Service Class 2 Portfolio                     4,588,062      4,141,502
Fidelity VIP Growth Opportunities Portfolio                         558,289      4,534,414
Fidelity VIP Growth Opportunities Service Class 2 Portfolio         122,187        347,848
Fidelity VIP Overseas Portfolio                                   3,505,370      4,955,379
Fidelity VIP Overseas Service Class 2 Portfolio                 364,267,833    368,473,015
Janus Aspen Series Aggressive Growth Service Class Portfolio        567,667         57,939
Janus Aspen Series Balanced Service Class Portfolio               9,045,081        312,587
Janus Aspen Series Worldwide Growth Service Class Portfolio      22,264,895     20,104,471
Liberty Colonial Newport Tiger Fund                              32,108,776     33,460,912
Liberty Colonial US Stock Fund                                      267,646      1,786,753
LN Aggressive Growth Fund                                           159,858         32,874
LN Bond Fund                                                    139,151,212     20,662,444
LN Capital Appreciation Fund                                        466,271         48,422
LN Global Asset Allocation Fund                                     475,430         51,634
LN International Fund                                           170,667,808    170,149,339
LN Money Market Fund                                          2,101,891,419  2,013,932,296
LN Social Awareness Fund                                            850,100        407,190
MFS Capital Oppotunities Service Class Series                     1,429,843        257,087
MFS Emerging Growth Series                                          619,210      6,715,316

Lincoln Life Variable Annuity Account N

                                                   Aggregate    Aggregate
                                                   Cost of      Proceeds
                                                   Purchase     from Sales
    ------------------------------------------------------------------------
    MFS Emerging Growth Service Class Series       $ 22,178,566 $ 22,133,091
    MFS Research Series                               1,154,684    3,900,349
    MFS Research Service Class Series                   384,907    1,501,416
    MFS Total Return Series                          14,239,161    5,990,996
    MFS Total Return Service Class Series            27,676,936    2,903,882
    MFS Utilities Series                              3,942,243   11,227,985
    MFS Utilities Service Class Series                5,611,275    4,722,630
    NB AMT Mid-Cap Growth Portfolio                   5,822,203      213,216
    NB AMT Regency Portfolio                          2,203,926      155,084
    OCC Accumulation Global Equity Portfolio            198,827      963,345
    OCC Accumulation Managed Portfolio                  330,391    1,229,476
    Putnam VT Growth and Income Class IB Fund         2,057,379      324,917
    Putnam VT Health Sciences Class IB Fund           2,210,118      240,435
    Scudder SVS Government Securities Portfolio       4,375,488    3,496,508
    Scudder SVS Small Cap Growth Portfolio              118,976      888,398
    Scudder VIT EAFE Equity Index Fund               17,624,209   16,832,221
    Scudder VIT Equity 500 Index Fund                24,861,448   26,862,789
    Scudder VIT Small Cap Index Fund                  1,678,997      344,517
    Franklin Mutual Shares Securities Class 2 Fund   12,808,302    5,267,183
    Franklin Small Cap Class 2 Fund                   8,189,066    2,559,696
    Templeton Foreign Securities Class 2 Fund       217,869,626  218,947,719
    Templeton Growth Securities Class 2 Fund         28,530,749   22,805,162

5. Investments
The following is a summary of investments owned at December 31, 2002.

                                                               Net
                                                   Shares      Asset  Value of     Cost of
                                                   Outstanding Value  Shares       Shares
-----------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                    627,772  $16.43 $ 10,314,300 $ 17,980,116
AIM V.I. Growth Fund                                1,282,794   11.30   14,495,567   34,082,490
AIM V.I. Growth Class II Fund                         114,420   11.27    1,289,509    1,307,926
AIM V.I. International Growth Fund                    794,512   12.49    9,923,455    9,887,063
AIM V.I. International Growth Class II Fund            76,520   12.45      952,675      949,400
AIM V.I. Premier Equity Fund                        2,505,364   16.22   40,637,009   71,920,878
AIM V.I. Premier Equity Class II Fund                 269,354   16.17    4,355,462    5,093,008
AVPSF Growth Class B Fund                             363,945   11.70    4,258,155    7,428,873
AVPSF Growth and Income Class B Fund                3,714,343   16.49   61,249,517   78,264,215
AVPSF Premier Growth Class B Fund                   1,071,029   17.29   18,518,092   29,565,087
AVPSF Small Cap Value Class B Fund                    341,883   10.46    3,576,092    3,697,768
AVPSF Technology Class B Fund                         908,824    9.98    9,070,068   22,421,772
AFIS Global Small Cap Class 2 Fund                  1,377,934    9.23   12,718,327   13,901,663
AFIS Growth Class 2 Fund                            3,568,233   33.29  118,786,470  172,321,983
AFIS Growth-Income Class 2 Fund                     5,823,156   25.52  148,606,950  176,189,742
AFIS International Class 2 Fund                     4,171,619   10.05   41,924,769   42,555,941
Delaware VIP Devon Series                             281,682    8.25    2,323,874    3,877,731
Delaware VIP Emerging Markets Series                  435,209    6.77    2,946,364    3,105,682
Delaware VIP Emerging Markets Service Class Series     84,927    6.77      574,958      602,267
Delaware VIP High Yield Series                      2,697,711    4.79   12,922,036   14,301,978
Delaware VIP High Yield Service Class Series        2,563,974    4.78   12,255,795   12,438,005
Delaware VIP International Equity Series              119,172   11.55    1,376,437    1,881,331
Delaware VIP Large Cap Value Series                   831,595   13.00   10,810,736   13,109,743
Delaware VIP Large Cap Value Service Class Series     400,554   12.99    5,203,196    6,085,693
Delaware VIP REIT Series                            1,544,344   11.73   18,115,155   17,731,457
Delaware VIP REIT Service Class Series              1,599,317   11.73   18,759,991   18,802,411
Delaware VIP Select Growth Series                   1,157,395    5.60    6,481,410   12,977,409
Delaware VIP Select Growth Service Class Series       474,446    5.58    2,647,407    4,477,853
Delaware VIP Small Cap Value Series                 1,216,112   18.14   22,060,267   22,577,461
Delaware VIP Small Cap Service Class Series         1,350,043   18.13   24,476,281   25,841,863
Delaware VIP Social Awareness Series                  444,647    9.32    4,144,111    6,194,006
Delaware VIP Social Awareness Service Class Series     65,955    9.31      614,043      866,253
Delaware VIP Trend Series                           1,593,540   20.20   32,189,507   48,795,757
Delaware VIP Trend Service Class Series             1,023,970   20.12   20,602,286   25,566,364

Lincoln Life Variable Annuity Account N

                                                                         Net
                                                             Shares      Asset  Value of     Cost of
                                                             Outstanding Value  Shares       Shares
---------------------------------------------------------------------------------------------------------
Delaware VIP U.S. Growth Service Class Series                   112,456  $ 5.36 $    602,763 $    725,000
Dreyfus Small Cap Portfolio                                      90,670   28.40    2,575,033    4,320,969
Fidelity VIP Contrafund Service Class 2 Portfolio               232,723   17.95    4,177,373    4,330,017
Fidelity VIP Equity Income Portfolio                          1,526,913   18.16   27,728,749   35,410,282
Fidelity VIP Equity Income Service Class 2 Portfolio            667,678   18.00   12,018,197   13,709,444
Fidelity VIP Growth Portfolio                                 1,072,444   23.44   25,138,099   48,574,412
Fidelity VIP Growth Service Class 2 Portfolio                   271,607   23.21    6,304,010    9,129,753
Fidelity VIP Growth Opportunities Portfolio                     785,080   11.71    9,193,287   16,208,435
Fidelity VIP Growth Opportunities Service Class 2 Portfolio      40,429   11.64      470,591      650,702
Fidelity VIP Overseas Portfolio                                 469,955   10.98    5,160,101    8,097,832
Fidelity VIP Overseas Service Class 2 Portfolio                 298,530   10.90    3,253,979    3,316,560
Janus Aspen Series Aggressive Growth Service Class Portfolio     30,467   15.62      475,902      546,135
Janus Aspen Series Balanced Service Class Portfolio             405,734   21.32    8,650,253    8,962,634
Janus Aspen Series Worldwide Growth Service Class Portfolio      97,383   20.95    2,040,182    2,107,736
Liberty Colonial Newport Tiger Fund                           2,662,532    1.45    3,860,671    3,959,153
Liberty Colonial US Stock Fund                                  251,608   11.97    3,011,742    4,633,297
LN Aggressive Growth Fund                                        19,933    6.54      130,339      140,461
LN Bond Fund                                                 16,697,792   12.99  216,887,616  210,481,607
LN Capital Appreciation Fund                                     29,247   12.68      370,792      432,167
LN Global Asset Allocation Fund                                  39,068   10.89      425,455      438,680
LN International Fund                                           130,561    9.80    1,279,102    1,289,046
LN Money Market Fund                                         20,578,021   10.00  205,780,205  205,780,205
LN Social Awareness Fund                                         20,775   19.88      412,894      438,085
MFS Capital Oppotunities Service Class Series                   107,947    9.48    1,023,339    1,170,172
MFS Emerging Growth Series                                      843,166   11.91   10,042,106   24,359,269
MFS Emerging Growth Service Class Series                        255,359   11.86    3,028,564    3,192,198
MFS Research Series                                             739,537   10.78    7,972,210   14,051,905
MFS Research Service Class Series                               285,710   10.74    3,068,525    5,142,183
MFS Total Return Series                                       2,744,735   17.14   47,044,750   49,757,635
MFS Total Return Service Class Series                         2,242,540   17.05   38,235,306   40,144,611
MFS Utilities Series                                          1,816,323   12.03   21,850,361   37,703,091
MFS Utilities Service Class Series                              719,845   11.98    8,623,740   11,707,851
NB AMT Mid-Cap Growth Portfolio                                 437,254   11.97    5,233,926    5,685,011
NB AMT Regency Portfolio                                        229,831    8.90    2,045,493    2,127,051
OCC Accumulation Global Equity Portfolio                        219,264   10.76    2,359,278    3,516,956
OCC Accumulation Managed Portfolio                              122,063   32.77    4,000,005    5,038,373
Putnam VT Growth and Income Class IB Fund                        87,627   18.64    1,633,371    1,741,377
Putnam VT Health Sciences Class IB Fund                         204,211    9.32    1,903,243    2,052,299
Scudder SVS Government Securities Portfolio                   1,569,690   12.84   20,154,821   18,562,530
Scudder SVS Small Cap Growth Portfolio                          188,167    8.53    1,605,068    4,299,901
Scudder VIT EAFE Equity Index Fund                              124,971    6.47      808,562      816,844
Scudder VIT Equity 500 Index Fund                             5,309,477    9.20   48,847,185   67,665,972
Scudder VIT Small Cap Index Fund                                145,437    8.45    1,228,947    1,357,748
Franklin Mutual Shares Securities Class 2 Fund                2,236,904   12.02   26,887,584   31,269,261
Franklin Small Cap Class 2 Fund                               1,337,510   12.70   16,986,375   25,303,803
Templeton Foreign Securities Class 2 Fund                       659,847    9.42    6,215,761    6,255,441
Templeton Growth Securities Class 2 Fund                      1,083,501    8.60    9,318,105   10,007,703

Lincoln Life Variable Annuity Account N

6. Changes in Units Outstanding
The change in units outstanding for the year ended December 31, 2002 is as follows:

                                                                                       Net
                                                             Units       Units         Increase
                                                             Issued      Redeemed      (Decrease)
--------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                               506,739     (984,294)   (477,555)
AIM V.I. Growth Fund                                             483,515   (1,366,709)   (883,194)
AIM V.I. Growth Class II Fund                                    551,982     (388,681)    163,301
AIM V.I. International Growth Fund                            72,175,433  (72,574,348)   (398,915)
AIM V.I. International Growth Class II Fund                   52,717,125  (52,611,528)    105,597
AIM V.I. Premier Equity Fund                                   1,336,250   (3,406,089) (2,069,839)
AIM V.I. Premier Equity Class II Fund                            636,105     (108,443)    527,662
AVPSF Growth Class B Fund                                        328,517     (431,061)   (102,544)
AVPSF Growth and Income Class B Fund                           4,251,928   (2,040,448)  2,211,480
AVPSF Premier Growth Class B Fund                              1,646,954   (1,416,803)    230,151
AVPSF Small Cap Value Class B Fund                               451,905     (143,133)    308,772
AVPSF Technology Class B Fund                                    868,073   (1,472,911)   (604,838)
AFIS Global Small Cap Class 2 Fund                             7,116,503   (6,460,254)    656,249
AFIS Growth Class 2 Fund                                      12,254,774   (4,269,932)  7,984,842
AFIS Growth-Income Class 2 Fund                               11,742,305   (2,528,212)  9,214,093
AFIS International Class 2 Fund                               43,233,201  (40,681,143)  2,552,058
Delaware VIP Devon Series                                          8,459     (144,825)   (136,366)
Delaware VIP Emerging Markets Series                             178,150      (96,811)     81,339
Delaware VIP Emerging Markets Service Class Series               520,027     (518,182)      1,845
Delaware VIP High Yield Series                                 1,339,516     (831,759)    507,757
Delaware VIP High Yield Service Class Series                   1,434,735     (683,743)    750,992
Delaware VIP International Equity Series                          41,813      (55,964)    (14,151)
Delaware VIP Large Cap Value Series                              260,986     (394,959)   (133,973)
Delaware VIP Large Cap Value Service Class Series                440,968      (93,726)    347,242
Delaware VIP REIT Series                                         909,952     (230,918)    679,034
Delaware VIP REIT Service Class Series                         1,816,528     (662,824)  1,153,704
Delaware VIP Select Growth Series                                328,281     (723,438)   (395,157)
Delaware VIP Select Growth Service Class Series                  221,876     (183,661)     38,215
Delaware VIP Small Cap Value Series                            1,148,368     (598,878)    549,490
Delaware VIP Small Cap Service Class Series                    1,977,712     (480,213)  1,497,499
Delaware VIP Social Awareness Series                             120,483     (179,674)    (59,191)
Delaware VIP Social Awareness Service Class Series                15,601      (20,889)     (5,288)
Delaware VIP Trend Series                                        464,994   (1,135,547)   (670,553)
Delaware VIP Trend Service Class Series                        2,075,290     (550,479)  1,524,811
Delaware VIP U.S. Growth Service Class Series                     82,901      (10,139)     72,762
Dreyfus Small Cap Portfolio                                       46,846      (99,821)    (52,975)
Fidelity VIP Contrafund Service Class 2 Portfolio                470,925      (66,227)    404,698
Fidelity VIP Equity Income Portfolio                             809,146     (755,767)     53,379
Fidelity VIP Equity Income Service Class 2 Portfolio           1,121,448     (250,582)    870,866
Fidelity VIP Growth Portfolio                                    406,619   (1,714,878) (1,308,259)
Fidelity VIP Growth Service Class 2 Portfolio                    748,115     (741,867)      6,248
Fidelity VIP Growth Opportunities Portfolio                      100,197     (714,463)   (614,266)
Fidelity VIP Growth Opportunities Service Class 2 Portfolio       18,347      (25,148)     (6,801)
Fidelity VIP Overseas Portfolio                                  454,350     (629,981)   (175,631)
Fidelity VIP Overseas Service Class 2 Portfolio               63,340,301  (63,207,795)    132,506
Janus Aspen Series Aggressive Growth Service Class Portfolio      61,210       (6,956)     54,254
Janus Aspen Series Balanced Service Class Portfolio              913,416      (53,539)    859,877
Janus Aspen Series Worldwide Growth Service Class Portfolio    2,585,070   (2,349,580)    235,490
Liberty Colonial Newport Tiger Fund                            5,559,574   (5,642,355)    (82,781)
Liberty Colonial US Stock Fund                                    25,622     (181,693)   (156,071)
LN Aggressive Growth Fund                                         17,326       (3,620)     13,706
LN Bond Fund                                                  14,219,819   (4,495,880)  9,723,939
LN Capital Appreciation Fund                                      47,362       (5,030)     42,332
LN Global Asset Allocation Fund                                   48,079       (5,167)     42,912
LN International Fund                                         17,713,469  (17,582,466)    131,003
LN Money Market Fund                                         215,971,322 (208,783,982)  7,187,340
LN Social Awareness Fund                                          89,078      (44,346)     44,732
MFS Capital Oppotunities Service Class Series                    149,840      (33,610)    116,230
MFS Emerging Growth Series                                       139,580     (925,682)   (786,102)
MFS Emerging Growth Service Class Series                       6,054,905   (6,095,775)    (40,871)

Lincoln Life Variable Annuity Account N

                                                                       Net
                                               Units      Units        Increase
                                               Issued     Redeemed     (Decrease)
---------------------------------------------------------------------------------
MFS Research Series                               177,135    (515,408)  (338,273)
MFS Research Service Class Series                  72,601    (274,662)  (202,061)
MFS Total Return Series                         1,389,919    (735,311)   654,608
MFS Total Return Service Class Series           2,888,029    (516,691) 2,371,338
MFS Utilities Series                              547,228  (1,501,093)  (953,865)
MFS Utilities Service Class Series                949,590    (880,438)    69,152
NB AMT Mid-Cap Growth Portfolio                   853,486    (233,059)   620,427
NB AMT Regency Portfolio                          224,080     (23,548)   200,532
OCC Accumulation Global Equity Portfolio           21,975     (99,199)   (77,224)
OCC Accumulation Managed Portfolio                 28,885    (128,817)   (99,932)
Putnam VT Growth and Income Class IB Fund         222,393     (40,058)   182,335
Putnam VT Health Sciences Class IB Fund           262,035     (42,018)   220,017
Scudder SVS Government Securities Portfolio       348,389    (309,780)    38,609
Scudder SVS Small Cap Growth Portfolio             20,943    (123,083)  (102,140)
Scudder VIT EAFE Equity Index Fund              2,028,796  (1,931,911)    96,885
Scudder VIT Equity 500 Index Fund               4,051,229  (4,290,143)  (238,914)
Scudder VIT Small Cap Index Fund                  160,486     (38,524)   121,962
Franklin Mutual Shares Securities Class 2 Fund  1,263,481    (689,512)   573,969
Franklin Small Cap Class 2 Fund                 1,739,327    (835,153)   904,174
Templeton Foreign Securities Class 2 Fund      29,916,579 (29,724,287)   192,292
Templeton Growth Securities Class 2 Fund        3,246,937  (2,657,431)   589,506

7. New Investment Funds And Fund Name Changes
During 2001, the AIM V.I. Growth Class II Fund, the AIM V.I. International Equity Class II Fund, the AIM V.I. Value Class II Fund, the AVPSF Small Cap Value Class B Fund, the Deutsche VIT EAFE Equity Index Fund, the Deutsche VIT Small Cap Index Fund, the DGPF U.S. Growth Service Class Series, the Fidelity VIP II Contrafund Service Class 2 Portfolio, the Janus Aspen Series Aggressive Growth Service Class Portfolio, the Janus Aspen Series Balanced Service Class Portfolio, the Janus Aspen Series Worldwide Growth Service Class Portfolio, the LN Aggressive Growth Fund, the LN Capital Appreciation Fund, the LN Global Asset Allocation Fund, the LN International Fund, the LN Social Awareness Fund, the MFS Capital Opportunities Service Class Series, the NB AMT Mid-Cap Growth Portfolio, the NB AMT Regency Portfolio, the Putnam VT Growth and Income Class IB Fund and the Putnam Health Sciences Class IB Fund became available as investment options for Variable Account contract owners. Accordingly, the 2001 statement of changes in net assets and total return and investment income ratios in note 3 for these subaccounts are for the period from September 19, 2001 (commencement of operations) to December 31, 2001.

During 2002, the Deutsche Asset Management VIT Funds Trust (Deutsche VIT) family of funds changed its name to Scudder VIT Funds (Scudder VIT), the Delaware Group Premium Fund (DGPF) family of funds changed its name to Delaware VIP Trust (Delaware VIP), the Fidelity Variable Insurance Products Fund II (Fidelity VIP II) family of funds changed its name to the Fidelity Variable Insurance Products Fund (Fidelity VIP), the Fidelity Variable Insurance Products Fund III (Fidelity VIP III) family of funds changed its name to the Fidelity Variable Insurance Products Fund (Fidelity VIP) and the Investors Fund Series (Kemper) changed its name to the Scudder Variable Series (Scudder SVS).

Also during 2002, the AIM V.I. International Equity Fund changed its name to the AIM V.I. International Growth Fund, the AIM V.I. International Equity Class II Fund changed its name to the AIM V.I. International Growth Class II Fund, the AIM V.I. Value Fund changed its name to the AIM V.I. Premier Equity Fund, the AIM V.I. Value Class II Fund changed its name to the AIM V.I. Premier Equity Class II Fund, the Delaware VIP Growth and Income Series changed its name to the Delaware VIP Large Cap Value Series, the Delaware VIP Growth and Income Service Class Series changed its name to the Delaware VIP Large Cap Value Service Class Series and the Templeton International Securities Class 2 Fund changed its name to the Templeton Foreign Securities Class 2 Fund.

Report of Ernst & Young LLP, Independent Auditors

Board of Directors of The Lincoln National Life Insurance Company
  and
Contract Owners of Lincoln Life Variable Annuity Account N

We have audited the accompanying statement of assets and liabilities of Lincoln Life Variable Annuity Account N ("Variable Account") (comprised of the following subaccounts: AIM Variable Insurance Funds ("AIM V.I.") Capital Appreciation, AIM V.I. Growth, AIM V.I. Growth Class II, AIM V.I. International Growth, AIM V.I. International Growth Class II, AIM V.I. Premier Equity, AIM V.I. Premier Equity Class II, Alliance Variable Products Series Fund ("AVPSF") Growth Class B, AVPSF Growth and Income Class B, AVPSF Premier Growth Class B, AVPSF Small Cap Value Class B, AVPSF Technology Class B, American Funds Insurance Series ("AFIS") Global Small Cap Class 2, AFIS Growth Class 2, AFIS Growth-Income Class 2, AFIS International Class 2, Delaware VIP Trust ("Delaware VIP") Devon, Delaware VIP Emerging Markets, Delaware VIP Emerging Markets Service Class, Delaware VIP High Yield, Delaware VIP High Yield Service Class, Delaware VIP International Equity, Delaware VIP Large Cap Value, Delaware VIP Large Cap Value Service Class, Delaware VIP REIT, Delaware VIP REIT Service Class, Delaware VIP Select Growth, Delaware VIP Select Growth Service Class, Delaware VIP Small Cap Value, Delaware VIP Small Cap Service Class, Delaware VIP Social Awareness, Delaware VIP Social Awareness Service Class, Delaware VIP Trend, Delaware VIP Trend Service Class, Delaware VIP U.S. Growth Service Class, Dreyfus Variable Investment Fund Small Cap, Fidelity Variable Insurance Products ("Fidelity VIP") Contrafund Service Class 2, Fidelity VIP Equity Income, Fidelity VIP Equity Income Service Class 2, Fidelity VIP Growth, Fidelity VIP Growth Service Class 2, Fidelity VIP Growth Opportunities, Fidelity VIP Growth Opportunities Service Class 2, Fidelity VIP Overseas, Fidelity VIP Overseas Service Class 2, Janus Aspen Series Aggressive Growth Service Class, Janus Aspen Series Balanced Service Class, Janus Aspen Series Worldwide Growth Service Class, Liberty Variable Investment Trust ("Liberty") Colonial Newport Tiger, Liberty Colonial US Stock, Lincoln National ("LN") Aggressive Growth, LN Bond, LN Capital Appreciation, LN Global Asset Allocation, LN International, LN Money Market, LN Social Awareness, MFS Variable Insurance Trust ("MFS") Capital Opportunities Service Class, MFS Emerging Growth, MFS Emerging Growth Service Class, MFS Research, MFS Research Service Class, MFS Total Return, MFS Total Return Service Class, MFS Utilities, MFS Utilities Service Class, Neuberger Berman Advisers Management Trust ("NB AMT") Mid-Cap Growth, NB AMT Regency, OCC Accumulation Trust ("OCC Accumulation") Global Equity, OCC Accumulation Managed, Putnam Variable Trust ("Putnam VT") Growth and Income Class IB, Putnam VT Health Sciences Class IB, Scudder Variable Series ("Scudder SVS") Government Securities, Scudder SVS Small Cap Growth, Scudder VIT Funds ("Scudder VIT") EAFE Equity Index, Scudder VIT Equity 500 Index, Scudder VIT Small Cap Index, Franklin Mutual Shares Securities Class 2, Franklin Small Cap Class 2, Franklin Templeton Variable Insurance Products Trust ("Templeton") Foreign Securities Class 2, and Templeton Growth Securities Class 2) as of December 31, 2002, the related statement of operations for the year then ended and the statements of changes in net assets for each of the respective two years or periods in the period then ended. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the Lincoln Life Variable Annuity Account N at December 31, 2002, the results of their operations for the year then ended, and changes in their net assets for each of the respective two years or periods in the period then ended in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
Fort Wayne, Indiana
March 3, 2003

                  The Lincoln National Life Insurance Company

The Lincoln National Life Insurance Company

Consolidated Balance Sheets

                                                                                                December 31
                                                                                              2002        2001
                                                                                          -----------  -----------
                                                                                               (000s omitted)
                                                                                          ------------------------
ASSETS
Investments:
 Securities available-for-sale, at fair value:
   Fixed maturity (cost: 2002 -- $29,746,303; 2001 -- $26,599,804)                        $31,310,917  $26,944,945
------------------------------------------------------------------------------------------
   Equity (cost: 2002 -- $196,697; 2001 -- $260,678)                                          207,741      258,734
------------------------------------------------------------------------------------------
 Mortgage loans on real estate                                                              4,199,683    4,527,257
------------------------------------------------------------------------------------------
 Real estate                                                                                  279,485      267,700
------------------------------------------------------------------------------------------
 Policy loans                                                                               1,937,678    1,931,112
------------------------------------------------------------------------------------------
 Derivative instruments                                                                        64,780       49,251
------------------------------------------------------------------------------------------
 Other investments                                                                            377,746      506,997
------------------------------------------------------------------------------------------
                                                                                          -----------  -----------
Total Investments                                                                          38,378,030   34,485,996
------------------------------------------------------------------------------------------
Investment in unconsolidated affiliates                                                            --        8,134
------------------------------------------------------------------------------------------
Cash and invested cash                                                                      1,246,523    2,818,382
------------------------------------------------------------------------------------------
Property and equipment                                                                        170,424      171,990
------------------------------------------------------------------------------------------
Deferred acquisition costs                                                                  2,373,234    2,267,039
------------------------------------------------------------------------------------------
Premiums and fees receivable                                                                  180,561      376,883
------------------------------------------------------------------------------------------
Accrued investment income                                                                     504,944      531,242
------------------------------------------------------------------------------------------
Assets held in separate accounts                                                           31,100,455   39,226,184
------------------------------------------------------------------------------------------
Federal income taxes                                                                          188,107           --
------------------------------------------------------------------------------------------
Amounts recoverable from reinsurers                                                         7,223,004    6,644,857
------------------------------------------------------------------------------------------
Goodwill                                                                                      919,172      899,009
------------------------------------------------------------------------------------------
Other intangible assets                                                                     1,012,773    1,118,487
------------------------------------------------------------------------------------------
Other assets                                                                                  825,686      929,799
------------------------------------------------------------------------------------------
                                                                                          -----------  -----------
Total Assets                                                                              $84,122,913  $89,478,002
------------------------------------------------------------------------------------------
                                                                                          ===========  ===========

LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities:
Insurance and Investment Contract Liabilities:
 Insurance policy and claim reserves                                                      $21,699,308  $20,318,098
------------------------------------------------------------------------------------------
 Contractholder funds                                                                      21,402,235   19,216,595
------------------------------------------------------------------------------------------
 Liabilities related to separate accounts                                                  31,100,455   39,226,184
------------------------------------------------------------------------------------------
                                                                                          -----------  -----------
Total Insurance and Investment Contract Liabilities                                        74,201,998   78,760,877
------------------------------------------------------------------------------------------
Short-term debt                                                                               103,696      261,839
------------------------------------------------------------------------------------------
Surplus notes payable to Lincoln National Corporation                                       1,250,000    1,250,000
------------------------------------------------------------------------------------------
Federal income taxes                                                                               --       80,113
------------------------------------------------------------------------------------------
Other liabilities                                                                           3,301,978    3,565,416
------------------------------------------------------------------------------------------
Deferred gain on indemnity reinsurance                                                        973,101    1,107,251
------------------------------------------------------------------------------------------
                                                                                          -----------  -----------
Total Liabilities                                                                          79,830,773   85,025,496
------------------------------------------------------------------------------------------

Shareholder's Equity:
Common stock -- $2.50 par value
Authorized, issued and outstanding shares -- 10 million
  (owned by Lincoln National Corporation)                                                      25,000       25,000
------------------------------------------------------------------------------------------
Retained earnings                                                                           3,583,688    4,232,185
------------------------------------------------------------------------------------------
Accumulated Other Comprehensive Income:
 Foreign currency translation adjustment                                                          375          375
------------------------------------------------------------------------------------------
 Net unrealized gain on securities available-for-sale, net of reclassification adjustment     703,100      171,964
------------------------------------------------------------------------------------------
 Net unrealized gain on derivative instruments                                                 31,829       22,982
------------------------------------------------------------------------------------------
 Minimum pension liability adjustment                                                         (51,852)          --
------------------------------------------------------------------------------------------
                                                                                          -----------  -----------
Total Accumulated Other Comprehensive Income                                                  683,452      195,321
------------------------------------------------------------------------------------------
                                                                                          -----------  -----------
Total Shareholder's Equity                                                                  4,292,140    4,452,506
------------------------------------------------------------------------------------------
                                                                                          -----------  -----------
Total Liabilities and Shareholder's Equity                                                $84,122,913  $89,478,002
------------------------------------------------------------------------------------------
                                                                                          ===========  ===========

See notes to the consolidated financial statements.

The Lincoln National Life Insurance Company

Consolidated Statements of Income

                                                                                  Year Ended December 31
                                                                            ----------------------------------
                                                                               2002        2001        2000
                                                                            ----------  ----------  ----------
                                                                                      (000s omitted)
                                                                            ----------------------------------
Revenue:
Insurance premiums                                                          $  250,766  $1,604,161  $1,566,841
----------------------------------------------------------------------------
Insurance fees                                                               1,296,716   1,373,438   1,448,460
----------------------------------------------------------------------------
Net investment income                                                        2,509,489   2,554,180   2,586,762
----------------------------------------------------------------------------
Equity in earnings (losses) of unconsolidated affiliates                          (647)      5,672        (379)
----------------------------------------------------------------------------
Net realized loss on investments and derivative instruments (net of amounts
  restored/(amortized) against balance sheet accounts, Note 5)                (262,805)   (121,525)    (24,331)
----------------------------------------------------------------------------
Realized gain (loss) on sale of subsidiaries                                   (10,646)      4,963          --
----------------------------------------------------------------------------
Amortization of deferred gain on indemnity reinsurance                          73,115      19,267          --
----------------------------------------------------------------------------
Other revenue and fees                                                         244,938     255,203     210,645
                                                                            ----------  ----------  ----------
----------------------------------------------------------------------------
Total Revenue                                                                4,100,926   5,695,359   5,787,998
----------------------------------------------------------------------------

Benefits and Expenses:
Benefits                                                                     2,714,308   3,234,013   3,238,596
----------------------------------------------------------------------------
Underwriting, acquisition, insurance and other expenses (Note 5)             1,349,800   1,712,814   1,587,504
----------------------------------------------------------------------------
Interest and debt expense                                                       79,342      80,621      80,179
----------------------------------------------------------------------------
                                                                            ----------  ----------  ----------
----------------------------------------------------------------------------
Total Benefits and Expenses                                                  4,143,450   5,027,448   4,906,279
                                                                            ----------  ----------  ----------
----------------------------------------------------------------------------
(Loss) Income Before Federal Income Taxes and Cumulative Effect of
  Accounting Changes                                                           (42,524)    667,911     881,719
----------------------------------------------------------------------------
Federal income taxes (benefit)                                                 (91,540)    156,263     232,818
                                                                            ----------  ----------  ----------
----------------------------------------------------------------------------
Income before Cumulative Effect of Accounting Changes                           49,016     511,648     648,901
----------------------------------------------------------------------------
Cumulative Effect of Accounting Changes (net of Federal Income Tax Benefit)         --     (15,566)         --
                                                                            ----------  ----------  ----------
----------------------------------------------------------------------------
Net Income                                                                  $   49,016  $  496,082  $  648,901
--------------------------------------------------------------------------- ==========  ==========  ==========


See notes to the consolidated financial statements.

The Lincoln National Life Insurance Company

Consolidated Statements of Shareholder's Equity

                                                          Year Ended December 31
                                                       2002        2001        2000
                                                    ----------  ----------  ----------
                                                              (000s omitted)
                                                    ----------------------------------
Common Stock:
Balance at beginning and end-of-year                $   25,000  $   25,000  $   25,000
----------------------------------------------------

Retained Earnings:
Balance at beginning-of-year                         4,232,185   4,226,839   3,931,861
----------------------------------------------------
Comprehensive income                                   537,147     744,419   1,096,435
----------------------------------------------------
Less other comprehensive income (loss)(net of
  income tax):
  Foreign Currency translation adjustment                   --         375          --
  -----------------------------------------------
  Net unrealized gain on securities                    531,136     224,980     447,534
   available-for-sale (net of reclassification
   adjustment)
  -----------------------------------------------
  Net unrealized gain on derivative instruments          8,847      22,982          --
  -----------------------------------------------
  Minimum pension liability adjustment                 (51,852)         --          --
                                                    ----------  ----------  ----------
----------------------------------------------------
Net Income                                              49,016     496,082     648,901
----------------------------------------------------
Non-qualified stock options                              3,158       4,023       2,280
----------------------------------------------------
Additional investment by Lincoln National                9,329         241      63,797
  Corporation
----------------------------------------------------
Dividends declared on common stock                    (710,000)   (495,000)   (420,000)
                                                    ----------  ----------  ----------
----------------------------------------------------
Balance at End-of-Year                               3,583,688   4,232,185   4,226,839
----------------------------------------------------

Foreign Currency Translation Adjustment:
Balance at beginning-of-year                               375          --          --
----------------------------------------------------
Change during the year                                      --         375          --
                                                    ----------  ----------  ----------
----------------------------------------------------
Balance at End-of-Year                                     375         375          --
                                                    ----------  ----------  ----------
----------------------------------------------------

Net Unrealized Gain (Loss) on Securities
  Available-for-sale:
Balance at beginning-of-year                           171,964     (53,016)   (500,550)
----------------------------------------------------
Change during the year                                 531,136     224,980     447,534
                                                    ----------  ----------  ----------
----------------------------------------------------
Balance at End-of-Year                                 703,100     171,964     (53,016)
                                                    ----------  ----------  ----------
----------------------------------------------------

Net Unrealized Gain on Derivative Instruments:
Balance at beginning-of-year                            22,982          --          --
----------------------------------------------------
Cumulative effect of accounting change                      --      17,586          --
----------------------------------------------------
Change during the year                                   8,847       5,396          --
                                                    ----------  ----------  ----------
----------------------------------------------------
Balance at End-of-Year                                  31,829      22,982          --
                                                    ----------  ----------  ----------
----------------------------------------------------

Minimum Pension Liability Adjustment:
Balance at beginning-of-year                                --          --          --
----------------------------------------------------
Change during the year                                 (51,852)         --          --
                                                    ----------  ----------  ----------
----------------------------------------------------
Balance at End-of-Year                                 (51,852)         --          --
                                                    ----------  ----------  ----------
----------------------------------------------------
Total Shareholder's Equity at End-of-Year           $4,292,140  $4,452,506  $4,198,823
                                                    ==========  ==========  ==========
----------------------------------------------------

See notes to the consolidated financial statements.

The Lincoln National Life Insurance Company

Consolidated Statements of Cash Flows

                                                                               Year Ended December 31
                                                                          2002          2001          2000
                                                                      ------------  ------------  -----------
                                                                                   (000s omitted)
                                                                      ---------------------------------------
Cash Flows from Operating Activities:
Net income                                                            $     49,016  $    496,082  $   648,901
----------------------------------------------------------------------
Adjustments to reconcile net income to net cash provided by (used in)
  operating activities:
----------------------------------------------------------------------
 Deferred acquisition costs                                               (325,704)     (346,362)    (428,073)
----------------------------------------------------------------------
 Premiums and fees receivable                                              196,322        36,069      (46,013)
----------------------------------------------------------------------
 Accrued investment income                                                  26,298       (55,259)     (10,239)
----------------------------------------------------------------------
 Policy liabilities and accruals                                          (929,827)     (735,307)     201,101
----------------------------------------------------------------------
 Contractholder funds                                                      983,768     1,135,927    1,070,602
----------------------------------------------------------------------
 Amounts recoverable from reinsurers                                       894,270       425,629      235,345
----------------------------------------------------------------------
 Federal income taxes                                                     (100,700)      122,011      256,403
----------------------------------------------------------------------
 Federal income taxes paid on proceeds from disposition                   (477,133)           --           --
----------------------------------------------------------------------
 Provisions for depreciation                                                22,222        15,798       24,051
----------------------------------------------------------------------
 Amortization of goodwill                                                       --        26,518       24,861
----------------------------------------------------------------------
 Amortization of other intangible assets                                   105,714        91,837      129,362
----------------------------------------------------------------------
 Net realized loss on investments and derivative instruments               262,805       121,525       24,331
----------------------------------------------------------------------
 (Gain) loss on sale of subsidiaries                                        10,646        (4,963)          --
----------------------------------------------------------------------
 Amortization of deferred gain                                             (73,115)      (19,267)          --
----------------------------------------------------------------------
 Other                                                                    (375,564)     (926,106)      45,187
                                                                      ------------  ------------  -----------
----------------------------------------------------------------------
Net Adjustments                                                            220,002      (111,950)   1,526,918
                                                                      ------------  ------------  -----------
----------------------------------------------------------------------
Net Cash Provided by Operating Activities                                  269,018       384,132    2,175,819
--------------------------------------------------------------------- ------------  ------------  -----------

Cash Flows from Investing Activities:
Securities available-for-sale:
 Purchases                                                             (14,002,161)  (10,634,019)  (4,449,537)
----------------------------------------------------------------------
 Sales                                                                   8,078,426     5,487,077    3,664,930
----------------------------------------------------------------------
 Maturities                                                              2,484,637     2,448,425    1,785,790
----------------------------------------------------------------------
Purchase of other investments                                           (1,280,211)   (1,830,448)  (1,899,655)
----------------------------------------------------------------------
Sale or maturity of other investments                                    1,739,382     1,867,069    1,735,091
----------------------------------------------------------------------
Proceeds from (adjustments to) disposition of business                    (195,000)    1,831,095           --
----------------------------------------------------------------------
Increase (decrease) in cash collateral on loaned securities                (95,341)      150,930      274,838
----------------------------------------------------------------------
Other                                                                      142,592       674,146     (474,800)
                                                                      ------------  ------------  -----------
----------------------------------------------------------------------
Net Cash (Used in) Provided by Investing Activities                     (3,127,676)       (5,725)     636,657
--------------------------------------------------------------------- ------------  ------------  -----------

Cash Flows from Financing Activities:
Net increase (decrease) in short-term debt                                (158,143)       42,764        8,780
----------------------------------------------------------------------
Universal life and investment contract deposits                          5,305,499     4,897,828    3,543,763
----------------------------------------------------------------------
Universal life and investment contract withdrawals                      (3,262,194)   (3,288,290)  (4,524,371)
----------------------------------------------------------------------
Investment contract transfers                                              108,479      (373,000)  (1,347,000)
----------------------------------------------------------------------
Nonqualified employee stock option exercise tax benefit                      3,158         4,023        2,280
----------------------------------------------------------------------
Dividends paid to shareholder                                             (710,000)     (495,000)    (420,000)
                                                                      ------------  ------------  -----------
----------------------------------------------------------------------
Net Cash Provided by (Used in) Financing Activities                      1,286,799       788,325   (2,736,548)
                                                                      ------------  ------------  -----------
----------------------------------------------------------------------
Net Increase (Decrease) in Cash                                         (1,571,859)    1,166,732       75,928
----------------------------------------------------------------------
Cash and Invested Cash at Beginning-of-Year                              2,818,382     1,651,650    1,575,722
                                                                      ------------  ------------  -----------
----------------------------------------------------------------------
Cash and Invested Cash at End-of-Year                                 $  1,246,523  $  2,818,382  $ 1,651,650
--------------------------------------------------------------------- ============  ============  ===========

See notes to the consolidated financial statements.

The Lincoln National Life Insurance Company

--------------------------------------------------------------------------------
1. Summary of Significant Accounting Policies

Basis of Presentation
The accompanying consolidated financial statements include
The Lincoln National Life Insurance Company ("the Company") and its majority-owned subsidiaries. The Company, together with its subsidiaries, are defined as ("LNL"). The Company is domiciled in Indiana. Lincoln National Corporation ("LNC") owns 100% of the Company on a direct basis and its subsidiaries on an indirect basis. The Company owns 100% of the outstanding common stock of two insurance company subsidiaries: First Penn-Pacific Life Insurance Company ("First Penn") and Lincoln Life & Annuity Company of New York ("Lincoln Life New York"). Prior to the fourth quarter of 2001, the Company owned 100% of the outstanding common stock of two additional insurance company subsidiaries that were part of the Reinsurance business segment: Lincoln National Health & Casualty Insurance Company ("LNH&C") and Lincoln National Reassurance Company ("LNRAC"). These subsidiaries were sold as part of the sale of LNC's reinsurance business to Swiss Re on December 7, 2001. The Company also owns six non-insurance subsidiaries: Lincoln National Insurance Associates, Inc. ("LNIA"), Lincoln Financial Advisors ("LFA"), Lincoln Financial Distributors ("LFD"), Lincoln Realty Capital Corporation, Lincoln Retirement Services Company and The Administrative Management Group, Inc. which was acquired in 2002 (see Note 11). LNL's principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels and prior to Swiss Re's acquisition of LNC's reinsurance business, the reinsurance of individual and group life and health business. LNL is licensed and sells its products throughout the United States, Canada, several U.S. territories and select international markets. Operations are divided into two business segments: Lincoln Retirement and Life Insurance (see Note 9). These consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States.

Use of Estimates
The nature of the insurance business requires management to make numerous estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results will differ from those estimates.

Investments
LNL classifies its fixed maturity and equity securities as available-for-sale and, accordingly, such securities are carried at fair value. The cost of fixed maturity securities is adjusted for amortization of premiums and discounts. The cost of fixed maturity and equity securities is reduced to fair value with a corresponding charge to realized loss on investments for declines in value that are other than temporary.

For the mortgage-backed securities portion of the fixed maturity securities portfolio, LNL recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. When the effective yield changes, the carrying value of the security is adjusted prospectively. This adjustment is reflected in net investment income.

Mortgage loans on real estate, which are primarily held in the Life Insurance and Retirement segments, are carried at the outstanding principal balances adjusted for amortization of premiums and discounts and are net of valuation allowances. Valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value when it is probable that, based upon current information and events, LNL will be unable to collect all amounts due under the contractual terms of the loan agreement. When LNL determines that a loan is impaired, the cost is adjusted or a provision for loss is established equal to the difference between the amortized cost of the mortgage loan and the estimated value. Estimated value is based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's observable market price; or 3) the fair value of the collateral. The provision for losses is reported as a realized loss on investments. Mortgage loans deemed to be uncollectible are charged against the allowance for losses and subsequent recoveries, if any, are credited to the allowance for losses. Interest income on mortgage loans includes interest collected, the change in accrued interest, and amortization of premiums and discounts. Mortgage loan fees and costs are recorded in net investment income as they are incurred.

Investment real estate is carried at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset. Cost is adjusted for impairment when the projected undiscounted cash flow from the investment is less than the carrying value. Impaired real estate is written down to the estimated fair value of the real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Also, valuation allowances for losses are established, as appropriate, for real estate holdings that are in the process of being sold. Real estate acquired through foreclosure proceedings is reclassified on the balance sheet from mortgage loans on real estate to real estate and is recorded at fair value at the settlement date, which establishes a new cost basis. If a subsequent periodic review of a foreclosed property indicates the fair value, less estimated costs to sell, is lower than the carrying value at settlement date, the carrying value is adjusted to the lower amount. Write-downs to real estate and any changes to the reserves on real estate are reported as a realized loss on investments.

Policy loans are carried at aggregate unpaid balances.

Cash and invested cash are carried at cost and include all highly liquid debt instruments purchased with a maturity of three months or less.

Realized gain (loss) on investments is recognized in net income, net of associated amortization of deferred acquisition costs and investment expenses, using the specific identification method. Changes in the fair values of securities carried at fair value are reflected directly in shareholder's equity, after deductions for related adjustments for deferred acquisition costs and amounts required to satisfy policyholder commitments that would have been recorded had these securities been sold

The Lincoln National Life Insurance Company at their fair value, and after deferred taxes or credits to the extent deemed recoverable.

Realized gain (loss) on sale of subsidiaries, net of taxes, is recognized in net income.

Derivative Instruments
For the years ended December 31, 2002, 2001 and 2000, LNL hedged certain portions of its exposure to interest rate fluctuations, the widening of bond yield spreads over comparable maturity U.S. Government obligations, credit risk, foreign exchange risk, commodity risk and equity risk fluctuations by entering into derivative transactions. A description of LNL's accounting for its hedging of such risks is discussed in the following paragraphs.

Effective upon the adoption of Statement of Financial Accounting Standard No. 133, "Accounting for Derivative Instruments and Hedging Activities," ("FAS, 133") on January 1, 2001, LNL recognizes all derivative instruments as either assets or liabilities in the consolidated balance sheet at fair value. FAS 133 standardized the accounting for derivative instruments, including certain derivative instruments embedded in other contracts. The accounting for changes in the fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, LNL must designate the hedging instrument based upon the exposure being hedged--as a cash flow hedge, fair value hedge or a hedge of a net investment in a foreign operation. As of December 31, 2002 and 2001, LNL had derivative instruments that were designated and qualified as cash flow hedges. In addition, LNL had derivative instruments that were economic hedges, but were not designated as hedging instruments under FAS 133.

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of other comprehensive income ("OCI") and reclassified into net income in the same period or periods during which the hedged transaction affects net income. The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in current income during the period of change. For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument as well as the offsetting loss or gain on the hedged item attributable to the hedged risk are recognized in current income during the period of change in fair values. For derivative instruments that are designated and qualify as a hedge of a net investment in a foreign operation, the gain or loss is reported in OCI as part of the cumulative translation adjustment to the extent it is effective. For derivative instruments not designated as hedging instruments, the gain or loss is recognized in current income during the period of change.

See Note 7 for further discussion of LNL's accounting policy for derivative instruments.

Prior to January 1, 2001, derivative instruments were carried in other investments. The premiums paid for interest rate caps and swaptions were deferred and amortized to net investment income on a straight-line basis over the term of the respective derivative. Interest rate caps that hedged interest credited on fixed annuity liabilities were carried at amortized cost. Any settlement received in accordance with the terms of the interest rate caps was also recorded as net investment income. Realized gain (loss) from the termination of the interest rate caps was included in net income.

Swaptions, put options, spread-lock agreements, interest rate swaps, commodity swaps and financial futures that hedge fixed maturity securities available-for-sale were carried at fair value. The change in fair value was reflected directly in shareholders' equity. Settlements on interest rate swaps and commodity swaps were recognized in net investment income. Realized gain
(loss) from the termination of swaptions, put options, spread-lock agreements, interest rate swaps, and financial futures were deferred and amortized over the life of the hedged assets as an adjustment to the yield. Forward-starting interest rate swaps were also used to hedge the forecasted purchase of investments. These interest rate swaps were carried off-balance sheet until the occurrence of the forecasted transaction at which time the interest rate swaps were terminated and any gain (loss) on termination was used to adjust the basis of the forecasted purchase. If the forecasted purchase did not occur or the interest rate swaps were terminated early, changes in the fair value of the swaps were recorded in net income.

Over-the-counter call options which hedged liabilities tied to the S&P stock index were carried at fair value. The change in fair value was reflected directly in net income. Gain (loss) realized upon termination of these call options was included in net income. Over-the-counter call options which hedge stock appreciation rights were carried at fair value when hedging vested stock appreciation rights and at cost when hedging unvested stock appreciation rights. The change in fair value of call options hedging vested stock appreciation rights was included in net income. Gain (loss) upon termination was reported in net income.

Foreign currency swaps, which hedged some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies, were carried at fair value. The change in fair value was included in shareholder's equity. Realized gain (loss) from the termination of such derivatives was included in net income.

Prior to January 1, 2001, hedge accounting was applied as indicated above after LNL determined that the items to be hedged exposed LNL to interest rate fluctuations, the widening of bond yield spreads over comparable maturity U.S. Government obligations, credit risk, foreign exchange risk or equity risk. Moreover, the derivatives used to hedge these exposures were designated as hedges and reduced the indicated risk demonstrating a high correlation between changes in the value of the derivatives and the items being hedged at both the inception of the hedge and throughout the hedge period. If such criteria was not met or if the hedged items were sold,

The Lincoln National Life Insurance Company terminated or matured, the change in value of the derivatives was included in net income.

Loaned Securities
Securities loaned are treated as collateralized financing transactions and a liability is recorded equal to the cash collateral received which is typically greater than the market value of the related securities loaned. In other instances, LNL will hold as collateral securities with a market value at least equal to the securities loaned. Securities held as collateral are not recorded in LNL's consolidated balance sheet in accordance with accounting guidance for secured borrowings and collateral. LNL's agreements with third parties generally contain contractual provisions to allow for additional collateral to be obtained when necessary. LNL values collateral daily and obtains additional collateral when deemed appropriate.

Property and Equipment
Property and equipment owned for company use is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets.

Premiums and Fees on Investment Products and Universal Life and Traditional Life Insurance Products
Investment Products and Universal Life Insurance Products: Investment products consist primarily of individual and group variable and fixed deferred annuities. Universal life insurance products include universal life insurance, variable universal life insurance, corporate-owned life insurance, bank-owned life insurance and other interest-sensitive life insurance policies. Revenues for investment products and universal life insurance products consist of net investment income, asset based fees, cost of insurance charges, percent of premium charges, policy administration charges and surrender charges that have been assessed and earned against policy account balances and premiums received during the period. The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset based fees, cost of insurance and policy administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract in accordance with contractual terms.

Traditional Life Insurance Products: Traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Premiums for traditional life insurance products are recognized as revenue when due from the policyholder.

Assets Held in Separate Accounts/Liabilities Related to Separate Accounts
These assets and liabilities represent segregated funds administered and invested by LNL for the exclusive benefit of pension and variable life and annuity contractholders. Both the assets and liabilities are carried at fair value. The fees earned by LNL for administrative and contractholder maintenance services performed for these separate accounts are included in insurance fee revenue.

Deferred Acquisition Costs
Commissions and other costs of acquiring universal life insurance, variable universal life insurance, traditional life insurance, annuities and other investment contracts, which vary with and are primarily related to the production of new business, have been deferred to the extent recoverable. The methodology for determining the amortization of acquisition costs varies by product type based on two different accounting pronouncements: Statement of Financial Accounting Standards No. 97, "Accounting by Insurance Companies For Certain Long-Duration Contracts & Realized Gains & Losses on Investment Sales" ("FAS 97") and Statement of Financial Accounting Standards No. 60, "Accounting and Reporting by Insurance Enterprises" ("FAS 60"). Under FAS 97, acquisition costs for universal life and variable universal life insurance and investment-type products, which include unit-linked products and fixed and variable deferred annuities, are amortized over the lives of the policies in relation to the incidence of estimated gross profits from surrender charges; investment, mortality net of reinsurance ceded and expense margins; and actual realized gain (loss) on investments.

Past amortization amounts are adjusted when revisions are made to the estimates of current or future gross profits expected from a group of products. Policy lives for universal and variable universal life policies are estimated to be 30 years, based on the expected lives of the policies. Policy lives for fixed and variable deferred annuities are 13 to 18 years for the traditional, long surrender charge period products and 8 to 10 years for the more recent short-term, or no surrender charge products. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated favorable experience.

Under FAS 60, acquisition costs for traditional life insurance products, which include whole life and term life insurance contracts, are amortized over periods of 10 to 30 years on either a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There are currently no deferred acquisition costs being amortized under FAS 60 for fixed and variable payout annuities.

For all FAS 97 and FAS 60 policies, amortization is based on assumptions consistent with those used in the development of the underlying policy form adjusted for emerging experience and expected trends.

The Lincoln National Life Insurance Company

Policy sales charges that are collected in the early years of an insurance policy have been deferred (referred to as "deferred front-end loads") and are amortized into income over the life of the policy in a manner consistent with that used for deferred acquisition costs. (See above for discussion of amortization.)

Benefits and Expenses
Benefits and expenses for universal life-type and other interest-sensitive life insurance products include interest credited to policy account balances and benefit claims incurred during the period in excess of policy account balances. Interest crediting rates associated with funds invested in LNL's general account during 2000 through 2002 ranged from 4.00% to 10.00%. For traditional life, group health and disability income products, benefits and expenses, other than deferred acquisition costs, are recognized when incurred in a manner consistent with the related premium recognition policies.

Goodwill and Other Intangible Assets
Prior to January 1, 2002, goodwill, as measured by the excess of the cost of acquired subsidiaries or businesses over the fair value of net assets acquired, was amortized using the straight-line method over periods of 20 to 40 years in accordance with the benefits expected to be derived from the acquisitions. Effective January 1, 2002, goodwill is not amortized, but is subject to impairment tests conducted at least annually.

Insurance businesses typically produce ongoing profit streams from expected new business generation that extend significantly beyond the maximum 40-year period allowed for goodwill amortization. Accordingly, for acquired insurance businesses where financial modeling indicated that anticipated new business benefits would extend for 40 years or longer, goodwill was amortized over a 40-year period.

Other intangible assets for acquired insurance businesses consist of the value of existing blocks of business (referred to as the "present value of in-force"). The present value of in-force is amortized over the expected lives of the block of insurance business in relation to the incidence of estimated profits expected to be generated on universal life and investment-type products acquired and over the premium paying period for insurance products acquired, (i.e., traditional life insurance products). Amortization is based upon assumptions used in pricing the acquisition of the block of business and is adjusted for emerging experience. Accordingly, amortization periods and methods of amortization for present value of in-force vary depending upon the particular characteristics of the underlying blocks of acquired insurance business.

Prior to January 1, 2002, the carrying values of goodwill and other intangible assets were reviewed periodically for indicators of impairment in value that are other than temporary, including unexpected or adverse changes in the following: (1) the economic or competitive environments in which the company operates, (2) profitability analyses, (3) cash flow analyses, and (4) the fair value of the relevant subsidiary. If there was an indication of impairment then the cash flow method would be used to measure the impairment and the carrying value would be adjusted as necessary. However, effective January 1, 2002, goodwill is subject to impairment tests conducted at least annually. Other intangible assets will continue to be reviewed periodically for indicators of impairment consistent with the policy that was in place prior to January 1, 2002.

Insurance and Investment Contract Liabilities
The liabilities for future policy benefits and claim reserves for universal and variable universal life insurance policies consist of policy account balances that accrue to the benefit of the policyholders, excluding surrender charges. The liabilities for future insurance policy benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of policy issue. Interest assumptions for traditional direct individual life reserves for all policies range from 2.25% to 6.75% depending on the time of policy issue. The interest assumptions for immediate and deferred paid-up annuities range from 1.50% to 13.55%.

The liabilities for future claim reserves for the guaranteed minimum death benefit ("GMDB") feature on certain variable annuity contracts are a function of the net amount at risk ("NAR"), mortality, persistency and incremental death benefit mortality and expense assessments ("M&E") expected to be incurred over the period of time for which the NAR is positive. At any point in time, the NAR is the difference between the potential death benefit payable and the total variable annuity account values subject to the GMDB. At each quarterly valuation date, the GMDB reserves are calculated for every variable annuity contract with a GMDB feature based on projections of account values and NAR followed by the computation of the present value of expected NAR death claims using product pricing mortality assumptions less expected GMDB M&E revenue during the period for which the death benefit options are assumed to be in the money. As part of the estimate of future NAR, gross equity growth rates which are consistent with those used in the DAC valuation process are utilized.

With respect to its insurance and investment contract liabilities, LNL continually reviews its: 1) overall reserve position; 2) reserving techniques and 3) reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

Reinsurance
LNL's insurance companies enter into reinsurance agreements with other companies in the normal course of their business. Prior to the acquisition of LNL's reinsurance operations by Swiss Re on December 7, 2001, LNL's reinsurance subsidiaries assumed reinsurance from unaffiliated companies. The transaction with Swiss Re involved a series of indemnity reinsurance transactions combined with the sale of certain stock companies that comprised LNL's reinsurance operations. Assets/liabilities and premiums/benefits from certain reinsurance contracts that granted statutory surplus to other insurance companies are netted on the consolidated balance sheets and income statements, respectively, since there is a right of offset.

The Lincoln National Life Insurance Company

All other reinsurance agreements including the Swiss Re indemnity reinsurance transaction are reported on a gross basis.

Postretirement Medical and Life Insurance Benefits
LNL accounts for its postretirement medical and life insurance benefits using the full accrual method.

Stock Options
Through 2002, LNL recognized compensation expense for stock options on LNC stock granted to LNL employees using the intrinsic value method of accounting. Under the terms of the intrinsic value method, compensation cost is the excess, if any, of the quoted market price of the stock at the grant date, or other measurement date, over the amount an employee must pay to acquire the stock. Accordingly, no compensation expense has been recognized for stock option incentive plans. On August 8, 2002, LNC announced plans to expense the fair value of employee stock options beginning in 2003 under Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" ("FAS 123"). On December 31, 2002, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 148, "Accounting for Stock-Based Compensation-Transition and Disclosure" ("FAS 148"), which provides alternative methods of transition for entities that change to the fair value method of accounting for stock-based employee compensation. In addition, FAS 148 amends the disclosure provisions of FAS 123 to require expanded and more prominent disclosure of the effects of an entity's accounting policy with respect to stock-based employee compensation on reported net income and earnings per share in annual and interim financial statements.

The three transition methods provided under FAS 148 are the prospective method, the modified prospective and the retroactive restatement method. LNC will adopt the retroactive restatement method, which requires that companies restate all periods presented to reflect stock-based employee compensation cost under the fair value accounting method in FAS 123 for all employee awards granted, modified or settled in fiscal years beginning after December 15, 1994. FAS 148's amendment of the transition and annual disclosure requirements of FAS 123 is effective for fiscal years ending after December 15, 2002. As the recognition provisions of FAS 123 should be applied as of the beginning of the year, LNL will adopt the fair value method of accounting under FAS 123, as amended by FAS 148, as of January 1, 2003 and will present restated financial statements for the years 2002 and 2001 in its 2003 audited financial statements (see Note 6 for further discussion of stock-based employee compensation cost).

The following table illustrates the effect on net income and earnings per share for 2002, 2001 and 2000 if LNL had applied the fair value recognition provisions of FAS 123.

                                               Year Ended December 31,
                                               2002     2001    2000
                                               -----------------------
                                                  (in millions)
                                               -----------------------
             Net income, as reported.......... $49.0   $496.1  $648.9
             Less:
             Total stock-based employee
              compensation expense
              determined under the fair value
              based method for all awards, net
              of tax effects..................   9.2     16.2     9.5
                                                -----  ------  ------
             Pro forma net income............. $39.8   $479.9  $639.4
                                                =====  ======  ======

Income Taxes
LNL and eligible subsidiaries have elected to file consolidated federal and state income tax returns with LNC and certain LNC subsidiaries. Pursuant to an intercompany tax sharing agreement with LNC, LNL provides for income taxes on a separate return filing basis. The tax sharing agreement also provides that LNL will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC.


--------------------------------------------------------------------------------
2. Changes in Accounting Principles and Change in Estimates

Accounting for Derivative Instruments and Hedging Activities
In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("FAS 133"). In July 1999, the FASB issued Statement of Financial Accounting Standards No. 137, "Accounting for Derivative Instruments and Hedging Activities-Deferral of the Effective Date of FASB Statement No. 133" ("FAS 137"), which delayed the effective date of FAS 133 one year (i.e., adoption required no later than the first quarter of 2001). In June 2000, the FASB issued Statement of Financial Accounting Standards No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities" ("FAS 138"), which addresses a limited number of implementation issues arising from FAS 133.

LNL adopted FAS 133, as amended, on January 1, 2001. Upon adoption, the provisions of FAS 133 were applied prospectively. The transition adjustments that LNL recorded upon adoption of FAS 133 on January 1, 2001 resulted in a net loss of $4.3 million after-tax ($6.6 million pre-tax) recorded in net income, and a net gain of $17.6 million after-tax ($27.1 million pre-tax) recorded as a component of Other Comprehensive Income ("OCI") in equity. Deferred acquisition costs of $4.8 million were restored and netted against the transition loss on derivatives recorded in net income and deferred acquisition costs of $18.3 million were amortized and netted against the transition gain recorded in OCI. A portion of the transition adjustment ($3.5 million after-tax) recorded in net income upon adoption of FAS 133 was reclassified from the OCI account, Net Unrealized Gain on Securities Available-
 for-Sale. These transition adjustments were reported in the financial statements as a cumulative effect of a change in accounting principle.

The Lincoln National Life Insurance Company

Change in Estimate of Premium Receivables on Certain Client-Administered Individual Life Reinsurance
During the first quarter of 2001, LNL's former Reinsurance segment refined its estimate of due and unpaid premiums on its client-administered individual life reinsurance business. As a result of the significant growth in the individual life reinsurance business generated in recent years, the Reinsurance segment initiated a review of the block of business in the last half of 2000. An outgrowth of that analysis resulted in a review of the estimation of premiums receivable for due and unpaid premiums on client-administered business. During the first quarter of 2001, the Reinsurance segment completed the review of this matter, and concluded that enhanced information flows and refined actuarial techniques provided a basis for a more precise estimate of premium receivables on this business. As a result, the Reinsurance segment recorded income of $25.5 million ($39.3 million pre-tax) related to periods prior to 2001.

Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets
On April 1, 2001, LNL adopted Emerging Issues Task Force Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets" ("EITF 99-20"). EITF
99-20 was effective for fiscal quarters beginning after March 15, 2001. EITF 99-20 changed the manner in which LNL determined impairment of certain investments including collateralized bond obligations. Upon the adoption of EITF 99-20, LNL recognized a net realized loss on investments of $11.3 million after-tax ($17.3 million pre-tax) reported as a cumulative effect of change in accounting principle. In arriving at this amount, deferred acquisition costs of $12.2 million were restored and netted against net realized loss on investments.

Accounting for Business Combinations and Goodwill and Other Intangible Assets In June 2001, the Financial Accounting Standards Board issued Statements of Financial Accounting Standards No. 141, "Business Combinations" ("FAS 141"), and No. 142, "Goodwill and Other Intangible Assets" ("FAS 142"). FAS 141 is effective for all business combinations initiated after June 30, 2001, and FAS 142 is effective for fiscal years beginning after December 15, 2001. Under the new rules, goodwill and indefinite lived intangible assets are no longer amortized, but are subject to impairment tests conducted at least annually in accordance with the new standard. Intangible assets that do not have indefinite lives continue to be amortized over their estimated useful lives. LNL adopted FAS 142 on January 1, 2002. After consideration of the provisions of the new standards regarding proper classification of goodwill and other intangible assets on the consolidated balance sheet, LNL did not reclassify any goodwill or other intangible balances held as of January 1, 2002.

In compliance with the transition provision of FAS 142, LNL completed the first step of the transitional goodwill impairment test during the second quarter of 2002. The valuation techniques used by LNL to estimate the fair value of the group of assets comprising the different reporting units varied based on the characteristics of each reporting unit's business and operations. A number of valuation approaches, including, discounted cash flow modeling, were used to assess the goodwill of the reporting units within LNL's Lincoln Retirement and Life Insurance segments. The results of the first step of the tests indicate that LNL does not have impaired goodwill. In accordance with FAS 142, LNL has chosen October 1 as its annual review date. As such, LNL performed another valuation review during the fourth quarter of 2002. The results of the first step of the tests performed as of October 1, 2002 indicate that LNL does not have impaired goodwill. The valuation techniques used by LNL for each reporting unit were consistent with those used during the transitional testing.

As a result of the application of the non-amortization provisions of the new standards, LNL had an increase in net income of $24.9 million during the year ended December 31, 2002.

During 2002, the change in the carrying value of the Lincoln Retirement segment's goodwill was a result of the acquisition of The Administrative Management Group, Inc. ("AMG"). Total purchased goodwill in 2002 was $20.2 million (see Note 11).

The Lincoln National Life Insurance Company

The carrying amount of goodwill by reportable segment as of December 31, 2002 is as follows:

                                               (in millions)
                                               -------------
                    Lincoln Retirement Segment    $ 64.1
                    Life Insurance Segment....     855.1
                                                  ------
                    Total.....................    $919.2
                                                  ======

The reconciliation of reported net income to adjusted net income is as follows:

                                                        Year Ended
                                                       December 31,
                                                        2001   2000
                                                       -------------
                                                       (in millions)
                                                       -------------
           Reported Net Income........................ $496.1 $648.9
           Add back: Goodwill Amortization (after-tax)   26.5   24.9
                                                       ------ ------
           Adjusted Net Income........................ $522.6 $673.8
                                                       ====== ======

For intangible assets subject to amortization, the total gross carrying amount and accumulated amortization in total and for each major intangible asset class by segment are as follows:

                                   As of December 31, 2002 As of December 31, 2001
                                    Gross                   Gross
                                   Carrying  Accumulated   Carrying  Accumulated
                                    Amount   Amortization   Amount   Amortization
                                   -----------------------------------------------
                                                  (in millions)
                                   -----------------------------------------------
  Amortized Intangible Assets:
    Lincoln Retirement Segment:
      Present value of in-force... $  225.0     $102.3     $  225.0     $ 70.5
    Life Insurance Segment:
      Present value of in-force... $1,254.2     $364.1      1,254.2      290.2
                                   --------     ------     --------     ------
  Total........................... $1,479.2     $466.4     $1,479.2     $360.7
                                   ========     ======     ========     ======

The aggregate amortization expense for other intangible assets for the years ended December 31, 2002, 2001 and 2000 was $105.7 million, $91.8 million and $129.4 million, respectively.

Future estimated amortization of other intangible assets is as follows (in millions):

                               2003...... $ 74.7
                               2004......   71.5
                               2005......   70.4
                               2006......   71.3
                               2007......   72.3
                               Thereafter  652.6

Accounting for the Impairment or Disposal of Long-lived Assets
In August 2001, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("FAS 144"), which addresses financial accounting and reporting for the impairment or disposal of long-lived assets and supersedes Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of," and the accounting and reporting provisions of APB Opinion No. 30, "Reporting the Results of Operations" for a disposal of a segment of a business. FAS 144 is effective for fiscal years beginning after December 15, 2001. LNL adopted FAS 144 on January 1, 2002 and the adoption of the Statement did not have a material impact on the consolidated financial position and results of operations of LNL.

Accounting for Costs Associated with Exit or Disposal Activities
In June 2002, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 146, "Accounting for Costs Associated with Exit or Disposal Activities" ("FAS 146"), which addresses financial accounting and reporting for costs associated with exit or disposal activities and nullifies Emerging Issues Task Force Issue No. 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Action (including Certain Costs Incurred in a Restructuring)" ("Issue 94-3"). The principal difference between FAS 146 and Issue 94-3 is that FAS 146 requires that a liability for a cost associated with an exit or disposal activity be recognized when the liability is incurred, rather than at the date of an entity's commitment to an exit

The Lincoln National Life Insurance Company plan. FAS 146 is effective for exit or disposal activities after December 31, 2002. Adoption of FAS 146 by LNL will result in a change in timing of when expense is recognized for restructuring activities after December 31, 2002.

Change in Estimate for Personal Accident Reinsurance Reserves
As a result of developments and information obtained during 2002 relating to personal accident matters, LNL increased these exited business reserves by $184.1 million after-tax ($283.2 million pre-tax). After giving effect to LNC's $100 million indemnification obligation to Swiss Re, LNL recorded a $119.1 after-tax ($183.2 million pre-tax) increase in reinsurance recoverable from Swiss Re with a corresponding increase in the deferred gain. (See Note 11 for further explanation of LNL's Reinsurance transaction with Swiss Re.)

Accounting for Variable Interest Entities
In January 2003, the Financial Accounting Standards Board issued Financial Accounting Standards Board Interpretation No. 46, "Consolidation of Variable Interest Entities" ("Interpretation No. 46"), which requires the consolidation of variable interest entities ("VIE") by an enterprise if that enterprise has a variable interest that will absorb a majority of the VIE's expected losses if they occur, receive a majority of the entity's expected residual returns if they occur, or both. If one enterprise will absorb a majority of a VIE's expected losses and another enterprise will receive a majority of that VIE's expected residual returns, the enterprise absorbing a majority of the losses shall consolidate the VIE. VIE refers to an entity in which equity investors do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. This Interpretation applies in the third quarter of 2003 to VIEs in which an enterprise holds a variable interest that is acquired before February 1, 2003. This Interpretation may be applied prospectively with a cumulative-effect adjustment as of the date on which it is first applied or by restating previously issued financial statements for one or more years with a cumulative-effect adjustment as of the beginning of the first year restated. Although LNL and the indus-
 try continue to review the new rules, at the present time LNL does not believe there are VIEs that would result in consolidation with LNL.

Accounting for Modified Coinsurance
Currently, there are ongoing discussions surrounding the implementation and interpretation of FAS 133, "Accounting for Derivative Instruments and Hedging Activities," by the Financial Accounting Standards Board's ("FASB") Derivative Implementation Group regarding receivables and payables that are indexed to a pool of assets; and specific to LNL, modified coinsurance agreements and coinsurance with funds withheld reinsurance agreements that reference a pool of securities. An exposure draft for this issue has been issued by the FASB. It is not expected to be finalized by the FASB until sometime in the second quarter of 2003. If the definition of derivative instruments is altered, this may impact LNL's prospective reported consolidated net income and consolidated financial position. Until the FASB finalizes the Statement 133 Implementation Issue, LNL is unable to determine what, if any, impact it will have on LNL's consolidated financial statements.

The Lincoln National Life Insurance Company

3. Investments

The amortized cost, gross unrealized gain and loss, and fair value of securities available-for-sale are as follows:

                                           Amortized Cost  Gains    Losses  Fair Value
                                           -------------- -------- -------  ----------
                                                          (in millions)
                                           -------------------------------------------
December 31, 2002:
  Corporate bonds.........................   $23,690.5    $1,797.3 $(630.8) $24,857.0
  U.S. Government bonds...................       400.7       104.7    (2.3)     503.1
  Foreign government bonds................       783.4        40.8   (25.7)     798.5
  Asset and mortgage-backed securities:
    Mortgage pass-through securities......       704.2        26.3    (1.8)     728.7
    Collateralized mortgage obligations...     2,084.4       113.9    (0.4)   2,197.9
    Other asset-backed securities.........     1,899.3       149.8   (12.4)   2,036.7
  State and municipal bonds...............       106.0         5.0    (0.1)     110.9
  Redeemable preferred stocks.............        77.8         1.5    (1.2)      78.1
                                             ---------    -------- -------  ---------
Total fixed maturity securities...........    29,746.3     2,239.3  (674.7)  31,310.9
Equity securities.........................       196.7        19.4    (8.3)     207.8
                                             ---------    -------- -------  ---------
Total.....................................   $29,943.0    $2,258.7 $(683.0) $31,518.7
                                             =========    ======== =======  =========
December 31, 2001:
  Corporate bonds.........................   $21,944.7    $  704.0 $(555.1) $22,093.6
  U.S. Government bonds...................       346.7        56.8    (4.8)     398.7
  Foreign government bonds................       810.5        46.3    (9.3)     847.5
  Asset and mortgage-backed securities:
    Mortgage pass-through securities......       606.5        15.0    (7.4)     614.1
    Collateralized mortgage obligations...     1,462.6        63.0    (5.6)   1,520.0
    Other asset-backed securities.........     1,300.3        51.4   (11.3)   1,340.4
  State and municipal bonds...............        45.9         0.3    (1.5)      44.7
  Redeemable preferred stocks.............        82.6         3.5    (0.2)      85.9
                                             ---------    -------- -------  ---------
Total fixed maturity securities...........    26,599.8       940.3  (595.2)  26,944.9
Equity securities.........................       260.7        17.8   (19.8)     258.7
                                             ---------    -------- -------  ---------
Total.....................................   $26,860.5    $  958.1 $(615.0) $27,203.6
                                             =========    ======== =======  =========

The Lincoln National Life Insurance Company

Future maturities of fixed maturity securities available-for-sale are as follows:

                                             Amortized Cost Fair Value
                                             -------------- ----------
                                                   (in millions)
                                             -------------------------
         December 31, 2002:
           Due in one year or less..........   $   816.0    $   820.1
           Due after one year through five
            years...........................     6,138.3      6,425.8
           Due after five years through ten
            years...........................     9,545.3     10,051.5
           Due after ten years..............     8,558.8      9,050.2
                                               ---------    ---------
           Subtotal.........................    25,058.4     26,347.6
           Asset/mortgage-backed
            securities......................     4,687.9      4,963.3
                                               ---------    ---------
           Total............................   $29,746.3    $31,310.9
                                               =========    =========

The foregoing data is based on stated maturities. Actual maturities will differ in some cases because borrowers may have the right to call or pre-pay obligations.

Par value, amortized cost and estimated fair value of investments in asset/mortgage-backed securities summarized by interest rates of the underlying collateral are as follows:

                                Par Value Amortized Cost Fair Value
                                --------- -------------- ----------
                                           (in millions)
                                -----------------------------------
             December 31, 2002:
               Below 7%........ $2,172.7     $1,527.6     $1,584.7
               7%-8%...........  2,309.4      2,307.3      2,464.4
               8%-9%...........    598.1        587.1        635.3
               Above 9%........    264.6        265.9        278.9
                                --------     --------     --------
               Total........... $5,344.8     $4,687.9     $4,963.3
                                ========     ========     ========

The quality ratings of fixed maturity securities available-for-sale are as follows:

                                         December 31, 2002
                                       Fair Value  % of Total
                                       ----------  ----------
                                       (in millions except %)
                                       --------------------
                    Treasuries and AAA $ 6,111.8      19.5%
                      AA..............   1,815.5       5.8
                      A...............  10,404.6      33.2
                      BBB.............  10,922.5      34.9
                      BB..............   1,215.2       3.9
                      Less than BB....     841.3       2.7
                                       ---------     -----
                      Total........... $31,310.9     100.0%
                                       =========     =====

The major categories of net investment income are as follows:

                                         Year Ended December 31
                                         2002      2001     2000
                                       --------  -------- --------
                                              (in millions)
                                       ---------------------------
             Fixed maturity securities $2,030.3  $2,008.4 $2,015.5
             Equity securities........     10.1       9.7     12.7
             Mortgage loans on real
              estate..................    356.3     373.9    373.1
             Real estate..............     45.8      48.1     50.3
             Policy loans.............    133.6     124.3    123.8
             Invested cash............     30.4      63.5     85.5
             Other investments........     18.8      67.5     50.8
                                       --------  -------- --------
             Investment revenue.......  2,625.3   2,695.4  2,711.7
             Investment expense.......   (115.8)    141.2    124.9
                                       --------  -------- --------
             Net investment income.... $2,509.5  $2,554.2 $2,586.8
                                       ========  ======== ========

The detail of the net realized loss on investments and derivative instruments is as follows:

                                             Year Ended December 31
                                             2002     2001     2000
                                           -------  -------  -------
                                                 (in millions)
                                           -------------------------
          Fixed maturity securities
           available-for-sale:
            Gross gain.................... $ 163.8  $ 163.4  $ 131.3
            Gross loss....................  (578.5)  (421.1)  (203.3)
          Equity securities available-for-
           sale:
            Gross gain....................    11.8     13.4     32.6
            Gross loss....................   (22.2)    (5.7)   (25.5)
          Other investments...............    27.2     39.8     12.9
          Associated restoration of
           deferred acquisition costs and
           Provision for policyholder
           commitments....................   143.2    106.9     34.7
          Investment expenses.............    (9.3)    (9.0)    (7.0)
                                           -------  -------  -------
          Total Investments...............  (264.0)  (112.3)   (24.3)
          Derivative Instruments, net of
           associated amortization of
           deferred acquisition costs.....     1.2     (9.2)      --
                                           -------  -------  -------
          Total Investments and
           Derivative Instruments......... $(262.8) $(121.5) $ (24.3)
                                           =======  =======  =======

The Lincoln National Life Insurance Company

Provisions (credits) for write-downs and net changes in allowances for loss, which are included in the net realized loss on investments and derivative instruments shown above, are as follows:

                                             Year Ended December 31
                                              2002     2001   2000
                                             ------   ------  -----
                                                (in millions)
                                             --------------------
               Fixed maturity securities.... $296.6   $237.2  $41.2
               Equity securities............   21.4     15.7   14.6
               Mortgage loans on real estate    9.7     (2.7)   0.2
               Real estate..................     --      0.7     --
               Other long-term investments..    6.4      0.9     --
                                             ------   ------  -----
               Total........................ $334.1   $251.8  $56.0
                                             ======   ======  =====

The change in unrealized appreciation (depreciation) on investments in fixed maturity and equity securities is as follows:

                                          Year Ended December 31
                                           2002    2001    2000
                                         -----------------------
                                              (in millions)
                                         -----------------------
               Fixed maturity securities $1,219.5 $319.7  $684.0
               Equity securities........     13.0  (16.6)   (3.2)
                                         -------- ------  ------
               Total.................... $1,232.5 $303.1  $680.8
                                         ======== ======  ======

During the second quarter of 1998, LNL purchased three bonds issued with offsetting interest rate characteristics. Subsequent to the purchase of these bonds, interest rates increased and the value of one of these bonds decreased. This bond was sold at the end of the second quarter 1998 and a realized loss of $28.8 million ($18.7 million after-tax) was recorded. The other two bonds are still owned by LNL and are producing net investment income on an annual basis of $9.9 million ($6.4 million after-tax). Subsequent to these transactions being recorded, the Emerging Issues Task Force of the Financial Accounting Standards Board reached consensus with regard to accounting for this type of investment strategy. LNL is not required to apply the new accounting rules, however, if such rules were applied, the realized loss on the sale of $28.8 million ($18.7 million after-tax) on one of these bonds recorded at the end of the second quarter of 1998 would be reduced to $8.8 million ($5.7 million after-tax) and the difference would be applied as a change in the carrying amount of the two bonds that remain in LNL's portfolio. Also, net investment income for the year ended December 31, 2002, 2001 and 2000 would be less than reported by $2.9 million ($1.9 million after-tax), $2.7 million ($1.8 million after-tax) and $2.5 million ($1.6 million after-tax), respectively.

The balance sheet captions, "Real Estate" and "Property and Equipment," are shown net of allowances for depreciation as follows:

                                             December 31
                                             2002    2001
                                             ------------
                                             (in millions)
                                             ------------
                      Real estate........... $41.0  $ 38.4
                      Property and equipment  86.5   105.4

Impaired mortgage loans along with the related allowance for losses are as follows:

                                                      December 31
                                                      2002    2001
                                                     -------------
                                                     (in millions)
                                                     -------------
            Impaired loans with allowance for losses $ 72.3  $25.6
            Allowance for losses....................  (11.9)  (2.2)
            Impaired loans with no allowance for
             losses.................................     --     --
                                                     ------  -----
            Net impaired loans...................... $ 60.4  $23.4
                                                     ======  =====

The allowance for losses is maintained at a level believed adequate by management to absorb estimated probable credit losses. Management's periodic evaluation of the adequacy of the allowance for losses is based on LNL's past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired loans that may be susceptible to significant change.

A reconciliation of the mortgage loan allowance for losses for these impaired mortgage loans is as follows:

                                                    Year Ended
                                                   December 31
                                                2002   2001   2000
                                               -------------------
                                                  (in millions)
                                               -------------------
            Balance at beginning-of-year...... $ 2.2  $ 4.9  $ 4.7
            Provisions for losses.............  12.7    0.7    1.8
            Releases due to principal paydowns  (3.0)  (3.4)  (1.6)
            Releases due to foreclosures......    --     --     --
                                               -----  -----  -----
            Balance at end-of-year............ $11.9  $ 2.2  $ 4.9
                                               =====  =====  =====

The average recorded investment in impaired mortgage loans and the interest income recognized on impaired mortgage loans were as follows:

                                                  Year Ended
                                                  December 31
                                               2002  2001  2000
                                               -----------------
                                                 (in millions)
                                               -----------------
                Average recorded investment in
                 impaired loans............... $54.0 $25.0 $27.9
                Interest income recognized on
                 impaired loans...............   5.6   3.0   2.6

All interest income on impaired mortgage loans was recognized on the cash basis of income recognition.

As of December 31, 2002 and 2001, LNL had mortgage loans on non-accrual status of $1.8 million and $0.0 million, respectively. As of December 31, 2002 and 2001, LNL had no mortgage loans past due 90 days and still accruing.

The Lincoln National Life Insurance Company

As of December 31, 2002 and 2001, LNL had restructured mortgage loans of $4.6 million and $5.2 million, respectively. LNL recorded $0.4 million and $0.5 million of interest income on these restructured mortgage loans in 2002 and 2001, respectively. Interest income in the amount of $0.4 million and $0.5 million would have been recorded on these mortgage loans according to their original terms in 2002 and 2001, respectively. As of December 31, 2002 and December 31, 2001, LNL had no outstanding commitments to lend funds on restructured mortgage loans.

As of December 31, 2002, LNL's investment commitments for fixed maturity securities (primarily private placements), mortgage loans on real estate and real estate were $558.9 million. As of December 31, 2002, this includes $168.1 million of standby commitments to purchase real estate upon completion and leasing.

For the year ended December 31, 2002, fixed maturity securities available-for-sale, mortgage loans on real estate and real estate investments which were non-income producing were not significant. As of December 31, 2002 and 2001, the carrying value of non-income producing securities was $34.8 million and $32.4 million, respectively.

The balance sheet account for other liabilities includes a reserve for guarantees of third-party debt in the amount of $0.4 million and $0.3 million at December 31, 2002 and 2001, respectively.

During the fourth quarter of 2000, LNL completed a securitization of commercial mortgage loans. In the aggregate, the loans had a fair value of $186.0 million and carrying value of $185.7 million. LNL retained a 6.3% beneficial interest in the securitized assets. LNL received $172.7 million from the trust for the sale of the senior trust certificates representing the other 93.7% beneficial interest. A realized gain of $0.4 million pre- tax was recorded on this sale. A recourse liability was not recorded since LNL is not obligated to repurchase any loans from the trust that may later become delinquent. Cash flows received during 2002, 2001 and 2000 from interests retained in the trust were $2.6 million, $2.6 million and $0.4 million, respectively. The fair values of the mortgage loans were based on a discounted cash flow method based on credit rating, maturity and future income. Prepayments are expected to be less than 1% with an expected weighted-average life of 6.4 years. Credit losses are anticipated to be minimal over the life of the trust.

During the fourth quarter of 2001, LNL completed a second securitization of commercial mortgage loans. In the aggregate, the loans had a fair value of $209.7 million and a carrying value of $198.1 million. LNL received $209.7 million from the trust for the sale of the loans. A recourse liability was not recorded since LNL is not obligated to repurchase any loans from the trust that may later become delinquent. Servicing fees of $0.2 million and $0.03 million were received in 2002 and 2001, respectively. The transaction was hedged with total return swaps to lock in the value of the loans. LNL recorded a loss on the hedge of $10.1 million pre-tax and a realized gain on the sale of $11.6 million pre-tax resulting in a net gain of $1.5 million pre-tax. Upon securitization, LNL did not retain an interest in the securitized assets; however, LNL later invested $14.3 million of its general account assets in the certificates issued by the trust. This investment is included in fixed maturity securities on the balance sheet.

--------------------------------------------------------------------------------
4. Federal Income Taxes


The Federal income tax expense (benefit) is as follows:

                                           Year Ended December 31
                                            2002     2001    2000
                                          -------  -------  ------
                                               (in millions)
                                          ------------------------
              Current.................... $(140.4) $ 456.1  $ 54.0
              Deferred...................    48.9   (299.7)  178.8
                                          -------  -------  ------
              Total tax expense (benefit) $ (91.5) $ 156.4  $232.8
                                          =======  =======  ======

The effective tax rate on pre-tax income is lower than the prevailing corporate Federal Income tax rate. A reconciliation of this difference is as follows:

                                            Year Ended December 31
                                             2002    2001    2000
                                           ------   ------  ------
                                                (in millions)
                                           -----------------------
             Tax rate times pre-tax income
              (loss)...................... $(14.9)  $233.9  $308.6
             Effect of:
               Tax-preferred investment
                income....................  (39.7)   (62.6)  (61.3)
               Other items................  (36.9)   (14.9)  (14.5)
                                           ------   ------  ------
             Provision for income taxes
              (benefit)................... $(91.5)  $156.4  $232.8
                                           ======   ======  ======
             Effective tax rate...........   (215)%     23%     26%

The effective tax rate is a ratio of tax expense (benefit) over pre-tax income
(loss). Since the pre-tax loss of $42.5 million resulted in a tax benefit of $91.5 million in 2002, an unusual effective tax rate of (215)% is reported.

The Lincoln National Life Insurance Company

The Federal income tax asset (liability) is as follows:

                                                        December 31
                                                       2002    2001
                                                      ------ -------
                                                       (in millions)
                                                      --------------
           Current receivable from (payable to)
            LNC...................................... $ 92.8 ($462.0)
           Deferred..................................   95.3   381.9
                                                      ------ -------
           Total Federal income tax asset (liability) $188.1  $(80.1)
                                                      ====== =======

Significant components of LNL's deferred tax assets and liabilities are as follows:

                                                     December 31
                                                    2002     2001
                                                  -------- --------
                                                    (in millions)
                                                  -----------------
            Deferred tax assets:
              Insurance and investment contract
               liabilities....................... $1,152.6 $  969.3
              Reinsurance deferred gain..........    397.5    392.3
              Net operating and capital loss
               carryforwards.....................     80.1     18.1
              Postretirement benefits other than
               pensions..........................     27.1     36.6
              Ceding commission asset............     16.7     18.6
              Compensation related...............     49.3     38.0
              Other..............................     87.4     84.4
                                                  -------- --------
            Total deferred tax assets............  1,810.7  1,557.3
                                                  -------- --------
            Deferred tax liabilities:
              Deferred acquisition costs.........    527.5    494.5
              Investment related.................    220.9     51.3
              Net unrealized gain on securities
               available-for-sale................    572.7    135.5
              Present value of business in-force.    354.5    391.5
              Other..............................     39.8    102.6
                                                  -------- --------
            Total deferred tax liabilities.......  1,715.4  1,175.4
                                                  -------- --------
            Net deferred tax asset............... $   95.3 $  381.9
                                                  ======== ========

The Company and its affiliates are part of a consolidated filing to the Internal Revenue Service with their common parent, Lincoln National Corporation. Cash paid to LNC for Federal income taxes in 2002 and 2001 was $396.5 million and $58.2 million, respectively. Cash received from LNC for Federal income taxes in 2000 was $38.0 million due to the carry back of 1999 tax losses.

The Company is required to establish a valuation allowance for any gross deferred tax assets that are unlikely to reduce taxes payable in future years' tax returns. At December 31, 2002, 2001, and 2000, LNL concluded that it was more likely than not that all gross deferred tax assets will reduce taxes payable in future years. Accordingly, no valuation allowance was necessary at December 31, 2002 and 2001.

At December 31, 2002, LNL had net operating loss carryforwards for Federal income tax purposes of $31.7 million for Lincoln Life New York that expire in the year 2013. The Company had net capital loss carryforwards of $156.2 million and First Penn had net capital loss carryforwards of $7.4 million that expire in the year 2007. Lincoln Life New York had net capital loss carryforwards of $33.5 million expiring in years 2004 through 2007. The net operating loss carryforwards and net capital loss carryforwards can be used in future LNC consolidated U.S. tax returns filed by its common parent. Accordingly, LNL believes that it is more likely than not that the net operating loss carryforwards and capital loss carryforwards will be fully utilized within the allowable carryforward period.

Under prior Federal income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "Policyholders' Surplus." At December 31, 2002, LNL has approximately $196.0 million of untaxed "Policyholders' Surplus" on which no payment of Federal income taxes will be required unless it is distributed as a dividend, or under other specified conditions. Barring the passage of unfavorable tax legislation, LNL does not believe that any significant portion of the account will be taxed in the foreseeable future. Accordingly, no deferred tax liability has been recognized relating to LNL's Policyholders' Surplus balance. If the entire Policyholders' Surplus balance became taxable at the current Federal rate, the tax would be approximately $68.6 million.

--------------------------------------------------------------------------------
5. Supplemental Financial Data



Reinsurance transactions included in the income statement captions, "Insurance Premiums" and "Insurance Fees," are as follows:

                                         Year Ended December 31
                                         2002*    2001*     2000
                                       --------  -------- --------
                                              (in millions)
                                       ---------------------------
              Insurance assumed....... $  909.7  $1,363.7 $1,279.3
              Insurance ceded.........  1,750.1     953.2    513.6
                                       --------  -------- --------
              Net reinsurance premiums
               and fees............... $ (840.4) $  410.5 $  765.7
                                       ========  ======== ========

--------
*The reinsurance activity for the year ended December 31, 2001 includes the activity of the former Reinsurance segment for the eleven months ended November 30, 2001 and the activity related to the indemnity reinsurance transaction with Swiss Re for the one month ended December 31, 2001. The reinsurance activity for 2002 includes activity related to the indemnity reinsurance transaction with Swiss Re.

The income statement caption, "Benefits," is net of reinsurance recoveries of $1,145.0 million; $555.1 million and $356.9 million for the years ended December 31, 2002, 2001 and 2000, respectively.

Detailed below is a breakdown of amounts included in LNL's balance sheet related to the reinsurance business sold to Swiss Re through indemnity reinsurance. Because LNL is not relieved of its liability to the ceding companies for this business,

The Lincoln National Life Insurance Company the liabilities and obligations associated with the reinsured contracts remain on the consolidated balance sheet of LNL with a corresponding reinsurance receivable from Swiss Re. At December 31, 2002, amounts recoverable from reinsurers included $5.1 billion related to the reinsurance business sold to Swiss Re.

A roll forward of the balance sheet account, "Deferred Acquisition Costs," is as follows:

                                                 Year Ended December 31
                                                   2002        2001
                                                  --------   ---------
                                                    (in millions)
                                                 ---------------------
           Balance at beginning-of-year......... $2,267.0    $2,385.6
           Deferral.............................    622.4       673.5
           Amortization.........................   (296.7)     (327.1)
           Adjustment related to realized losses
            on securities available-for-sale....    115.0       112.9
           Adjustment related to
            unrealized gains on securities
            available-for-sale..................   (338.5)     (187.2)
           Other................................      4.0      (390.7)
                                                  --------   --------
           Balance at end-of-period............. $2,373.2    $2,267.0
                                                  ========   ========

Realized gains and losses on investments and derivative instruments on the Statements of Income for the year ended December 31, 2002, 2001 and 2000 are net of amounts restored against deferred acquisition costs of $115.0 million, $112.9 million and $38.2 million, respectively. In addition, realized gains and losses for the years ended December 31, 2002, 2001 and 2000 are net of adjustments made to policyholder reserves of $25.6 million, $10.6 million and $(3.5) million, respectively. LNL has either a contractual obligation or has a consistent historical practice of making allocations of investment gains or losses to certain policyholders.

Details underlying the income statement caption, "Underwriting, Acquisition, Insurance and Other Expenses," are as follows:

                                          Year Ended December 31
                                         2002      2001      2000
                                       --------  --------  --------
                                               (in millions)
                                       ----------------------------
            Commissions............... $  566.7  $  812.3  $  830.5
            Other volume related
             expenses.................    264.2     191.4     222.3
            Operating and
             administrative expenses..    643.1     796.4     719.5
            Deferred acquisition costs
             net of amortization......   (325.7)   (346.4)   (428.1)
            Restructuring charges.....       --      37.4      (1.0)
            Goodwill amortization.....       --      26.5      24.9
            Other intangibles
             amortization.............    105.7      91.8     129.4
            Other.....................     95.8     103.4      90.0
                                       --------  --------  --------
            Total..................... $1,349.8  $1,712.8  $1,587.5
                                       ========  ========  ========

A reconciliation of the present value of business in-force for LNL's insurance subsidiaries included in other intangible assets is as follows:

                                                 December 31
                                          2002      2001      2000
                                        --------  --------  --------
                                                (in millions)
                                        ----------------------------
          Balance at
           beginning-of-year........... $1,118.5  $1,209.7  $1,353.3
          Adjustments to balance.......       --      (0.7)    (15.7)
          Interest accrued on
           unamortized balance
           (Interest rates range from
           5% to 7%)...................     61.4      71.0      77.6
          Amortization.................   (167.1)   (161.5)   (205.5)
                                        --------  --------  --------
          Balance at end-of-year.......  1,012.8   1,118.5   1,209.7
          Other intangible assets (non-
           insurance)..................
          Total other intangible assets
           at end-of-year.............. $     --  $     --  $   12.8
                                        ========  ========  ========

The Lincoln National Life Insurance Company

Details underlying the balance sheet caption, "Contractholder Funds," are as follows:

                                               December 31
                                             2002      2001
                                           --------- ---------
                                              (in millions)
                                           -------------------
                 Premium deposit funds.... $20,634.6 $18,553.7
                 Undistributed earnings on
                  participating business..     156.7     100.2
                 Other....................     610.9     562.7
                                           --------- ---------
                 Total.................... $21,402.2 $19,216.6
                                           ========= =========

Details underlying the balance sheet captions of short-term debt and surplus notes payable to LNC are as follows:

                                                    December 31
                                                   2002     2001
                                                 -------- --------
                                                   (in millions)
                                                 -----------------
              Short-term debt................... $  103.7 $  261.8
                                                 ======== ========
              Surplus notes due Lincoln National
               Corporation:
                6.56% surplus note, due 2028....   $500.0 $  500.0
                6.03% surplus note, due 2028....    750.0    750.0
                                                 -------- --------
              Total surplus notes............... $1,250.0 $1,250.0
                                                 ======== ========

The short-term debt represents short-term notes payable to LNC.

The surplus note for $500 million was issued to LNC in connection with the CIGNA indemnity reinsurance transaction on January 5, 1998 (see Note 7). This note calls for LNL to pay the principal amount of the notes on or before March 31, 2028 and interest to be paid quarterly at an annual rate of 6.56%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note, but not before January 5, 2003. Any payment of interest or repayment of principal may be paid only out of LNL's statutory earnings, only if LNL's statutory surplus exceeds specified levels ($2.316 billion at December 31, 2002), and subject to approval by the Indiana Insurance Commissioner.

The surplus note for $750 million was issued on December 18, 1998 to LNC in connection with the Aetna indemnity reinsurance transaction (see Note 7). This note calls for the LNL to pay the principal amount of the notes on or before December 31, 2028 and interest to be paid quarterly at an annual rate of 6.03%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note, but not before December 18, 2003. Any payment of interest or repayment of principal may be paid only out of LNL's statutory earnings, only if LNL's statutory surplus exceeds specified levels ($2.38 billion at December 31, 2002), and subject to approval by the Indiana Insurance Commissioner.

Cash paid for interest on both the short-term debt and the surplus notes for 2002, 2001 and 2000 was $79.3 million, $80.6 million and $80.2 million, respectively.


--------------------------------------------------------------------------------
6. Employee Benefit Plans


Pension and Other Postretirement Benefit Plans -- U.S.
LNC maintains funded defined benefit pension plans for most of its U.S. employees (including those of LNL), and prior to January 1, 1995, most full-time agents (including those of LNL). Effective January 1, 2002, the employees' pension plan has a cash balance formula. Employees retiring before 2012 will have their benefits calculated under both the old and new formulas and will receive the better of the two calculations. Employees retiring in 2012 or after will receive benefits under the amended plan. Benefits under the old employees' plan are based on total years of service and the highest 60 months of compensation during the last 10 years of employment. Under the amended plan, employees have guaranteed account balances that grow with pay and interest credits each year. The amendment to the employees' pension plan resulted in a $25.4 million pre-tax negative unrecognized prior service cost in 2001 that will be evenly recognized over future periods. All benefits applicable to the defined benefit plan for agents were frozen as of December 31, 1994. The plans are funded by contributions to tax-exempt trusts. LNL's funding policy is consistent with the funding requirements of Federal law and regulations. Contributions are intended to provide not only the benefits attributed to service to date, but also those expected to be earned in the future.

LNC sponsors three types of unfunded, nonqualified, defined benefit plans for certain U.S. employees and agents (including those of LNL): supplemental retirement plans, a salary continuation plan, and supplemental executive retirement plans.

The supplemental retirement plans provide defined benefit pension benefits in excess of limits imposed by Federal tax law. Effective January 1, 2000, one of these plans was amended to limit the maximum compensation recognized for benefit payment calculation purposes. The effect of this amendment was to reduce LNL's pension benefit obligation by $5.4 million.

The salary continuation plan provides certain officers of LNL defined pension benefits based on years of service and final monthly salary upon death or retirement.

The supplemental executive retirement plan provides defined pension benefits for certain executives who became employees of LNL as a result of the acquisition of a block of individual life insurance and annuity business from CIGNA Corporation ("CIGNA"). Effective January 1, 2000, this plan was amended to freeze benefits payable under this plan. The effect of this plan curtailment was to decrease LNL's pension benefit obligation by $2.4 million. Effective January 1, 2000, a second supplemental executive retirement plan was established for this

The Lincoln National Life Insurance Company same group of executives to guarantee that the total benefit payable under the LNL employees' defined benefit pension plan benefit formula will be determined using an average compensation not less than the minimum three-year average compensation as of December 31, 1999. All benefits payable from this plan are reduced by benefits payable from the LNC employees' defined benefit pension plan.

LNC also sponsors unfunded plans that provide postretirement medical, dental and life insurance benefits to full-time U.S. employees and agents who, depending on the plan, have worked for LNL 10 years and attained age 55 for employees and 60 for agents (including those of LNL). Medical and dental benefits are also available to spouses and other dependents of employees and agents. For medical and dental benefits, limited contributions are required from individuals who retired prior to November 1, 1988. Contributions for later retirees, which can be adjusted annually, are based on such items as years of service at retirement and age at retirement. Life insurance benefits are noncontributory; however, participants can elect supplemental contributory life benefits up to age 70. Effective July 1, 1999, the agents' postretirement plan was changed to require agents retiring on or after that date to pay the full medical and dental premium costs. Beginning January 1, 2002, the employees' postretirement plan was changed to require employees not yet age 50 with five years of service by year end 2001 to pay the full medical and dental premium cost when they retire. This change in the plan resulted in the immediate recognition at the end of 2001 of a one-time curtailment gain of $10.7 million pre-tax.

On December 1, 2001, Swiss Re acquired LNL's reinsurance business. This transaction resulted in the immediate recognition of a one-time curtailment gain on post retirement benefits of $6 million pre-tax and additional expense of $1.4 million pre-tax related to pension benefits for a net curtailment gain of $4.6 million pre-tax. This net curtailment gain was included in the realized gain on sale of subsidiaries for the year ended December 31, 2001. Due to the release of the pension obligations on these former LNL employees, there was a $16 million gain in the pension plan that was used to offset prior plan losses.

The Lincoln National Life Insurance Company

Information with respect to defined benefit plan asset activity and defined benefit plan obligations is as follows:

                                                      Year Ended December 31
                                                  ------------------------------------
                                                                   Other Postretirement
                                                  Pension Benefits    Benefits
                                                  ---------------  --------------------
                                                   2002     2001    2002       2001
                                                  ------   ------  ---------  --------
                                                           (in millions)
                                                  -------------------------------------
Change in plan assets:
  Fair value of plan assets at beginning-of-year. $340.4   $334.5  $   --     $   --
  Transfers of assets............................   (1.4)     2.5      --         --
  Actual return on plan assets...................  (31.1)   (15.5)     --         --
  Company contributions..........................   58.0     33.8      --         --
  Administrative expenses........................   (1.6)    (0.9)     --         --
  Benefits paid..................................  (21.3)   (14.0)     --         --
                                                  ------   ------   ------     ------
  Fair value of plan assets at end-of-year....... $343.0   $340.4  $   --     $   --
                                                  ======   ======   ======     ======
Change in benefit obligation:
  Benefit obligation at beginning-of-year........ $399.3   $388.2  $ 81.9     $ 88.5
  Transfers of benefit obligations...............   (1.3)     2.7    (0.9)       0.1
  Plan amendments................................     --    (25.4)     --         --
  Service cost...................................   17.3     13.4     1.4        2.6
  Interest cost..................................   26.8     28.8     5.1        6.2
  Plan participants' contributions...............     --       --     1.1        1.7
  Sale of business segment.......................     --       --      --       (6.0)
  Plan curtailment gain..........................     --    (16.0)     --      (11.2)
  Actuarial (gains) losses.......................   20.3     21.6     6.8        7.6
  Benefits paid..................................  (21.3)   (14.0)   (6.5)      (7.6)
                                                  ------   ------   ------     ------
  Benefit obligation at end-of-year.............. $441.1   $399.3  $ 88.9     $ 81.9
                                                  ======   ======   ======     ======
Underfunded status of the plans.................. $(98.1)  $(58.9) $(88.9)    $(81.9)
Unrecognized net actuarial losses................  109.3     32.4     8.2        1.0
Unrecognized negative prior service cost.........  (19.8)   (24.7)     --         --
                                                  ------   ------   ------     ------
Accrued benefit cost............................. $ (8.6)  $(51.2) $(80.7)    $(80.9)
                                                  ======   ======   ======     ======
Weighted-average assumptions as of December 31:
  Weighted-average discount rate.................   6.50%    7.00%   6.50%      7.00%
  Expected return on plan assets.................   8.25%    9.00%     --         --
Rate of increase in compensation:
  Salary continuation plan.......................   5.00%    5.00%     --         --
  All other plans................................   4.00%    4.00%   4.00%      4.00%

In 2002, all plans have projected benefit obligations in excess of plan assets. In 2001, the funded status amounts in the pension benefits columns above combine plans with projected benefit obligations in excess of plan assets and plans with plan assets in excess of projected benefit obligations. At December 31, 2001, for plans that have projected benefit obligations in excess of plan assets, the aggregate projected benefit obligations were $269.8 million, the aggregate accumulated benefit obligations were $245.9 million and the aggregate fair value of plan assets was $208.5 million.

As is required by SFAS No. 87, "Employer's Accounting for Pensions," for plans where the accumulated benefit obligation exceeds the fair value of plan assets, the Company has recognized the minimum pension liability of the unfunded accumulated benefit obligation as a liability with an offsetting adjustment to Other Comprehensive Income, net of tax impact. As of December 31, 2002, this minimum pension liability amounted to $51.9 million ($79.8 million pre-tax).

Plan assets for both the funded employees and agents plans are principally invested in equity and fixed income funds managed by LNL's affiliate, Delaware Management Holdings, Inc.

The Lincoln National Life Insurance Company

The components of net defined benefit pension plan and postretirement benefit plan costs are as follows:

                                                   Year Ended December 31
                                        -------------------------------------------
                                                                Other Postretirement
                                           Pension Benefits           Benefits
                                        ----------------------  --------------------
                                           2002    2001    2000   2002   2001   2000
                                        ------  ------  ------  -----  -----  -----
                                                       (in millions)
                                        -------------------------------------------
Service cost........................... $ 17.8  $ 13.9  $ 12.5  $ 1.4  $ 2.6  $ 2.1
Interest cost..........................   26.8    28.8    26.1    5.1    6.2    5.7
Expected return on plan assets.........  (27.1)  (29.8)  (29.0)    --     --     --
Amortization of prior service cost.....   (2.4)    0.2     0.2     --     --     --
Recognized net actuarial (gains) losses    0.2     0.2    (2.0)  (0.4)  (0.4)  (0.7)
                                        ------  ------  ------  -----  -----  -----
Net periodic benefit cost.............. $ 15.3  $ 13.3  $  7.8  $ 6.1  $ 8.4  $ 7.1
                                        ======  ======  ======  =====  =====  =====

The calculation of the accumulated postretirement benefits obligation assumes a weighted-average annual rate of increase in the per capital cost of covered benefits (i.e. health care cost trend rate) of 10.0% for 2002. It further assumes the rate will gradually decrease to 5.0% by 2014 and remain at that level. The health care cost trend rate assumption has a significant effect on the amounts reported. For example, increasing the assumed health care cost trend rates by one percentage point each year would increase the accumulated postretirement benefits obligation as of December 31, 2002 and 2001 by $6.2 million and $5.7 million, respectively. The aggregate of the estimated service and interest cost components of net periodic postretirement benefits cost for the year ended December 31, 2002 and 2001 would increase by $0.5 million and $0.7 million, respectively.

LNL maintains a defined contribution plan for its U.S. insurance agents. Contributions to this plan are based on a percentage of the agents' annual compensation as defined in the plan. Effective January 1, 1998, LNL assumed the liabilities for a non-contributory defined contribution plan covering certain highly compensated former CIGNA agents and employees. Contributions for this plan are made annually based upon varying percentages of annual eligible earnings as defined in the plan. Contributions to this plan are in lieu of any contributions to the qualified agent defined contribution plan. Effective January 1, 2000, this plan was expanded to include certain highly compensated LNL agents. The combined pre-tax expenses for these plans amounted to $1.0 million, $2.8 million and $4.2 million in 2002, 2001 and 2000, respectively. These expenses reflect both LNL's contribution as well as changes in the measurement of LNL's liabilities under these plans.

401(k) Plans
LNC sponsors contributory defined contribution plans (401(k) plans) for eligible U.S. employees and agents (including those of LNL). LNL's contributions to the 401(k) plans for its U.S. employees and agents are equal to a participant's pre-tax contribution, not to exceed 6% of base pay, multiplied by a percentage, ranging from 50% to 150%, which varies according to certain incentive criteria as determined by LNC's Board of Directors. As a result of LNC attaining the goals established under the three-year long-term incentive plan for 1998 through 2000, an additional match was made in 2001 on a participant's 2000 pre-tax contribution, not to exceed 6% of base pay, multiplied by 50%. LNL's expense for the 401(k) plan amounted to $12.6 million, $13.5 million and $21.0 million in 2002, 2001 and 2000, respectively.

Deferred Compensation Plans
LNC sponsors contributory deferred compensation plans for certain U.S. employees and agents including those of LNL who meet the established plan criteria. Plan participants may elect to defer payment of a portion of their compensation, as defined by the plans. At this point, these plans are not funded. Plan participants may select from a variety of alternative measures for purposes of calculating the investment return considered attributable to their deferral. Under the terms of these plans, LNL agrees to pay out amounts based upon the alternative measure selected by the participant. Plan participants who are also participants in an LNC 401(k) plan and who have reached the contribution limit for that plan may also elect to defer the additional amounts into the deferred compensation plan. LNL makes matching contributions to these plans for its participants based upon amounts placed into the deferred compensation plans by individuals who have reached the contribution limit under the 401(k) plan. The amount of LNL's contribution is calculated in a manner similar to the employer match calculation described in the 401(k) plans section above. Expense (income) for these plans amounted to $(3.6) million, $(2.9) million and $3.0 million in 2002, 2001 and 2000, respectively. These expenses reflect both LNL's employer matching contributions, as well as changes in the measurement of LNL's liabilities under these plans.

In the fourth quarter of 1999, LNC modified the terms of the deferred compensation plans to provide that plan participants who selected LNC stock as the measure for their investment return would receive shares of LNC stock in satisfaction of this portion of their deferral. In addition, participants were precluded from diversifying any portion of their deferred compensation plan account that is measured by LNC's stock performance. As a result of these modifications to the plans, ongoing changes in value of LNC's stock no longer affect the expenses associated with this portion of the deferred compensation plans.

The Lincoln National Life Insurance Company

In connection with the acquisition of the block of individual life insurance and annuity business from CIGNA, LNL assumed the liability for an unfunded contributory deferred compensation plan covering certain former CIGNA employees and agents. These participants became immediately eligible for the LNC contributory deferred compensation plans, and therefore this plan was frozen as to future deferrals as of January 1, 1998. Effective January 1, 2001, this frozen plan was merged into the LNC contributory deferred compensation plans and the associated expenses for 2002, 2001 and 2000 are included in those plan expenses disclosed above.

LNL's total liabilities associated with these plans were $103.7 million and $101.4 million at December 31, 2002 and 2001, respectively.

Incentive Plans
LNC has various incentive plans for employees, agents and directors of LNC and its subsidiaries that provide for the issuance of stock options, stock appreciation rights, restricted stock awards and stock incentive awards. These plans are comprised primarily of stock option incentive plans. Stock options awarded under the stock option incentive plans to LNL employees and agents are granted with an exercise price equal to the market value of LNC stock at the date of grant and, subject to termination of employment, expire 10 years from the date of grant. Such options are transferable only upon death. Options become exercisable in 25% increments over the four-year period following the option grant anniversary date. A "reload option" feature was added on May 14, 1997. In most cases, persons exercising an option after that date have been granted new options in an amount equal to the number of matured shares tendered to exercise the original option award. The reload options are granted for the remaining term of the related original option and have an exercise price equal to the market value of LNC stock at the date of the reload award. Reload options can be exercised two years after the grant date if the value of the new option has appreciated by at least 25%.

In 2000, as a result of changes in the interpretation of the existing accounting rules for stock options, LNC decided not to continue issuing stock options to agents that do not meet the stringent definition of a common law employee. In the first quarter of 2000, LNC adopted a stock appreciation right ("SAR") program as a replacement to the agent stock option program for agents. The first awards under this program were also made in the first quarter of 2000. The SARs under this program are rights on LNC stock that are cash settled and become exercisable in 25% increments over the four year period following the SAR grant date. SARs are granted with an exercise price equal to the market value of LNC stock at the date of grant and, subject to termination of employment, expire five years from the date of grant. Such SARs are transferable only upon death.

LNL recognizes compensation expense for its agents in the SAR program based on the fair value method using an option-pricing model. Compensation expense and the related liability are recognized on a straight-line basis over the vesting period of the SARs. The SAR liability is marked-to-market through net income. This accounting treatment causes volatility in net income as a result of changes in the market value of LNC stock. LNL hedges this volatility by purchasing call options on LNC stock. Call options hedging vested SARs are also marked-to-market through net income. Total compensation expense (income) recognized by LNL for the SAR program for 2002, 2001 and 2000 was $(0.7) million, $4.8 million and $3.1 million, respectively. The mark-to-market gain
(loss) recognized through net income on call options on LNC stock for 2002, 2001 and 2000 was $(6.7) million, $0.8 million and $1.3 million, respectively. The SAR liability at December 31, 2002 and 2001 was $3.7 million and $6.5 million, respectively.

Through 2002, LNL recognized compensation expense for LNC stock option grants to LNL employees and agents using the intrinsic value method of accounting and provided the required pro forma information for stock options granted after December 31, 1994. Accordingly, no compensation expense has been recognized for stock option incentive plans through 2002. Had compensation expense for LNC stock option grants to LNL employees been determined based on the estimated fair value at the grant dates for awards under those plans, LNL's pro forma net income for the last three years (2002, 2001 and 2000) would have been $39.8 million, $479.9 million and $639.4 million, respectively (a decrease of $9.2 million, $16.2 million and $9.5 million, respectively).

The above effects on pro forma net income of expensing the estimated fair value of stock options are not necessarily representative of the effects on reported net income for future years due to factors such as the vesting period of the stock options and the potential for issuance of additional stock options in future years.

The fair value of options used as a basis for the pro forma disclosures, shown above, was estimated as of the date of grant using a Black-Scholes option-pricing model. Included in the above pro forma decrease in net income for 2001 was $5.9 million after-tax of stock option expense related to the former Reinsurance segment.

On August 8, 2002, LNC announced plans to expense the fair value of employee stock options beginning in 2003 under FAS 123. FAS 148, issued on December 31, 2002, provides for alternative methods of transition for entities that change to the fair value method of accounting for stock-based compensation. LNC will adopt the fair value method of accounting under FAS 123, as amended by FAS 148, as of January 1, 2003; therefore, LNL will present restated financial statements for the years 2002 and 2001 in its 2003 audited financial statements.

Effective January 1, 2003, LNC's stock option employee compensation plan and long-term cash incentive compensation plan were revised and combined to provide for performance vesting, and to provide for awards that may be paid out in a combination of stock options, performance shares of LNC stock and cash. The performance measures for the initial grant under the new plan will be calculated over a three-year period from grant date and will compare LNC's performance relative

The Lincoln National Life Insurance Company to a selected group of peer companies. Comparative performance measures will include relative growth in earnings per share, return on equity and total share performance. Certain participants in the new plans will select from seven different combinations of stock options, performance shares and cash in determining the form of their award. Other participants will have their award paid in performance shares. This plan will replace the current LNC stock option plan.

Information with respect to LNC stock options outstanding for LNL employees and agents at December 31, 2002 is as follows:

                   Options Outstanding                          Options Exercisable
--------------------------------------------------------- -------------------------------
             Number     Weighted-Average                      Number
Range of Outstanding at    Remaining                      Exercisable at    Weighted-
Exercise  December 31,  Contractual Life Weighted-Average  December 31,  Average Exercise
 Prices       2002          (Years)       Exercise Price       2002           Price
-------- -------------- ---------------- ---------------- -------------- ----------------
$10-$20       94,042          0.87            $19.80           94,042         $19.80
 21- 30    1,515,448          6.12             25.43        1,038,904          25.76
 31- 40      285,735          6.95             35.23          163,785          35.89
 41- 50    2,512,254          6.49             43.66        1,721,058          43.67
 51- 60    2,231,192          7.58             51.38        1,017,538          50.84
-------    ---------                                        ---------
$10-$60    6,638,671                                        4,035,327
=======    =========                                        =========

The option price assumptions used for grants to LNL employees and agents were as follows:

                                                    Year Ended December 31
                                                    2002    2001    2000
                                                    ------  ------  -----
     Dividend yield................................    2.5%    2.8%   4.6%
     Expected volatility...........................   39.6%   40.0%  39.2%
     Risk-free interest rate.......................    4.5%    4.6%   6.5%
     Expected life (in years)......................    4.2     4.2    4.9
     Weighted-average fair value per option granted $16.00  $13.38  $7.84

Information with respect to the incentive plans involving stock options granted to LNL employees and agents is as follows:

                                        Options Outstanding       Options Exercisable
                                     -------------------------- ------------------------
                                                   Weighted-                Weighted-
                                                    Average                  Average
                                       Shares    Exercise Price  Shares   Exercise Price
                                     ----------  -------------- --------- --------------
Balance at January 1, 2000..........  5,994,960      $39.88     2,143,460     $30.25
Granted-original....................  1,970,665       26.04
Granted-reloads.....................     40,278       45.99
Exercised (includes shares tendered)   (372,902)      21.98
Forfeited...........................   (464,048)      45.18
                                     ----------      ------     ---------     ------
Balance at December 31, 2000........  7,168,953      $36.69     2,813,438      13.92
                                     ==========      ======     =========     ======
Granted-original....................  1,418,190       43.52
Granted-reloads.....................     60,111       48.64
Exercised (includes shares tendered) (1,162,373)      28.45
Forfeited...........................   (251,604)      44.01
                                     ----------      ------     ---------     ------
Balance at December 31, 2001........  7,233,277       39.20     4,213,907      39.05
                                     ==========      ======     =========     ======
Granted-original....................  1,035,180       51.59
Granted-reloads.....................     12,103       48.41
Exercised (includes shares tendered) (1,316,702)      36.31
Forfeited...........................   (331,487)      46.09
Intercompany transfer...............      6,300       41.39
                                     ----------      ------     ---------     ------
Balance at December 31, 2002........  6,638,671      $41.39     4,035,327     $40.00
                                     ==========      ======     =========     ======

The Lincoln National Life Insurance Company

Information with respect to the LNC incentive plan SARs outstanding for LNL agents at December 31, 2002 is as follows:

                SARs Outstanding                                 SARs Exercisable
-        ------------------------------- ---------------- -------------------------------
-----------------------------------------------------------------------------------------
             Number     Weighted-Average                      Number
Range of Outstanding at    Remaining                      Exercisable at
Exercise  December 31,  Contractual Life Weighted-Average  December 31,  Weighted-Average
 Prices       2002          (Years)       Exercise Price       2002       Exercise Price
-----------------------------------------------------------------------------------------
$21-$30      487,710          2.19            $24.72         183,364          $24.72
 31- 40        3,875          2.45             36.98           1,788           36.90
 41- 50      518,588          3.20             43.57         115,956           43.59
 51- 60      372,075          4.20             52.10              --              --
-------    ---------                                         -------
$10-$60    1,382,248                                         301,108
=======    =========                                         =======

The option price assumptions used for grants to LNL agents under the LNC SAR plan for 2002, 2001 and 2000 were as follows:

                                                   2002    2001    2000
                                                  ------  ------  ------
      Dividend yield.............................    2.7%    2.7%    3.8%
      Expected volatility........................   29.5%   42.0%   46.0%
      Risk-free interest rate....................    5.0%    5.5%    7.3%
      Expected life (in years)...................    5.0     5.0     5.0
      Weighted-average fair value per SAR granted $10.86  $18.84  $14.62

Information with respect to the LNC incentive plan involving SARs granted to LNL agents is as follows:

                                          SARs Outstanding           SARs Exercisable
                                     --------------------------- ------------------------
                                                Weighted-Average         Weighted-Average
                                       Shares    Exercise Price  Shares   Exercise Price
                                     ---------  ---------------- ------- ----------------
Balance at January 1, 2000..........        --       $   --           --      $   --
Granted-original....................   866,168        24.94
Exercised (includes shares tendered)   (72,823)       24.72
Forfeited...........................   (42,293)       25.19
                                     ---------       ------      -------      ------
Balance at December 31, 2000........   751,052        24.94       82,421       24.72
                                     =========       ======      =======      ======
Granted-original....................   544,205        43.51
Exercised (includes shares tendered)  (142,785)       24.74
Forfeited...........................   (27,381)       28.92
                                     ---------       ------      -------      ------
Balance at December 31, 2001........ 1,125,091        33.85      102,710       25.02
                                     =========       ======      =======      ======
Granted-original....................   383,675        51.95
Exercised (includes shares tendered)   (90,818)       28.57
Forfeited...........................   (35,700)       34.95
                                     ---------       ------      -------      ------
Balance at December 31, 2002........ 1,382,248       $39.20      301,108      $32.06
                                     =========       ======      =======      ======

Restricted LNC stock (non-vested stock) awarded to LNL employees and agents from 2000 through 2002 was as follows:

                                                     Year Ended December 31
                                                       2002   2001    2000
                                                     ------- ------- -------
   Restricted stock (number of shares)..............  46,500  32,639  80,929
   Weighted-average price per share at time of grant $ 33.55 $ 45.59 $ 39.64

--------------------------------------------------------------------------------
7. Restrictions, Commitments and Contingencies


Statutory Information and Restrictions
Net income (loss) as determined in accordance with statutory accounting practices for The Lincoln National Life Insurance Company (the "Company") and its insurance subsidiaries excluding the insurance subsidiaries sold to Swiss Re in 2001 was $(0.252) billion, $0.197 billion and $0.621 billion for 2002, 2001 and 2000, respectively. On December 7, 2001, Swiss Re acquired LNC's reinsurance operations. The trans-

action structure involved a series of indemnity reinsurance transactions combined with the sale of certain stock companies that comprised LNC's reinsurance operation. See Note 11 for further discussion of Swiss Re's acquisition of LNC's reinsurance operations.

Shareholder's equity as determined in accordance with statutory accounting practices for the Company and its insurance

The Lincoln National Life Insurance Company subsidiaries was $2.6 billion and $3.5 billion for December 31, 2002 and 2001, respectively.

The National Association of Insurance Commissioners revised the Accounting Practices and Procedures Manual in a process referred to as Codification. The revised manual became effective January 1, 2001. The domiciliary states of the Company and its insurance subsidiaries have adopted the provisions of the revised manual. The revised manual has changed, to some extent, prescribed statutory accounting practices and has resulted in changes to the accounting practices that the Company and its insurance subsidiaries use to prepare their statutory-basis financial statements. The impact of these changes to the Company and its insurance subsidiaries' statutory-based capital and surplus as of January 1, 2001 was not significant.

The Company acquired a block of individual life insurance and annuity business from CIGNA Corporation in January 1998 and a block of individual life insurance from Aetna Inc. in October 1998. These acquisitions were structured as indemnity reinsurance transactions. The statutory accounting regulations do not allow goodwill to be recognized on indemnity reinsurance transactions and therefore, the related statutory ceding commission flows through the statement of operations as an expense resulting in a reduction of statutory earned surplus. As a result of these acquisitions, the Company's statutory earned surplus was negative.

The Company and its insurance subsidiaries are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to LNC. Generally, these restrictions pose no short-term liquidity concerns for LNC. As a result of negative statutory earned surplus, the Company was required to obtain the prior approval of the Indiana Insurance Commissioner ("Commissioner") before paying any dividends to LNC until its statutory earned surplus became positive. During the first quarter of 2002, the Company received approval from the Commissioner to reclassify total dividends of $495 million paid to LNC in 2001 from the Company's earned surplus to paid-in-capital. This change plus the increase in statutory earned surplus from the disposition of LNC's reinsurance operations through an indemnity reinsurance transaction with Swiss Re resulted in positive statutory earned surplus for the Company at December 31, 2001.

In general, dividends are not subject to prior approval from the Commissioner provided the Company's statutory earned surplus is positive and such dividends do not exceed the standard limitation of the greater of 10% of total statutory earned surplus or the amount of statutory earnings in the prior calendar year. Dividends of $710 million were paid by the Company to LNC in the second quarter of 2002. These distributions were made in two installments. The first installment of $60 million was paid in April. The second installment of $650 million was paid in June. As both installments exceeded the standard limitation noted above, a special request was made for each payment and each was approved by the Commissioner. Both distributions represented a portion of the proceeds received from the indemnity reinsurance transaction with Swiss Re. As a result of the payment of dividends plus the statutory loss in 2002, the Company's statutory earned surplus is negative as of December 31, 2002. Due to the negative statutory earned surplus as of December 31, 2002, any dividend(s) paid by the Company in 2003 will be subject to prior approval from the Commissioner. As occurred in 2001, dividends approved and paid while statutory earned surplus is negative will be classified as a reduction to paid-in-capital.

The Company is recognized as an accredited reinsurer in the state of New York, which effectively enables it to conduct reinsurance business with unrelated insurance companies that are domiciled within the state of New York. As a result, in addition to regulatory restrictions imposed by the state of Indiana, the Company is also subject to the regulatory requirements that the State of New York imposes upon accredited reinsurers.

Reinsurance Contingencies

See Note 11, "Acquisition and Divestitures," for discussion of contingencies surrounding Swiss Re's acquisition of LNC's reinsurance operations on December 7, 2001.

Marketing and Compliance Issues

Regulators continue to focus on market conduct and compliance issues. Under certain circumstances, companies operating in the insurance and financial services markets have been held responsible for providing incomplete or misleading sales materials and for replacing existing policies with policies that were less advantageous to the policyholder. LNL's management continues to monitor the company's sales materials and compliance procedures and is making an extensive effort to minimize any potential liability. Due to the uncertainty surrounding such matters, it is not possible to provide a meaningful estimate of the range of potential outcomes at this time; however, it is management's opinion that such future developments will not materially affect the consolidated financial position of LNL.

Leases

LNL leases its Fort Wayne, Indiana home office properties through sale-leaseback agreements. The agreements provide for a 25-year lease period with options to renew for six additional terms of five years each. The agreements also provide LNL with the right of the first refusal to purchase the properties during the terms of the lease, including renewal periods, at a price defined in the agreements. LNL also has the option to purchase the leased properties at fair market value as defined in the agreements on the last day of the initial 25-year lease period ending in 2009 or the last day of any of the renewal periods.

Total rental expense on operating leases in 2002, 2001 and 2000 was $55.5 million, $63.2 million and $61.7 million, respectively. Future minimum rental commitments are as follows (in millions):

                                2003...... $50.7
                                2004......  49.8
                                2005......  49.2
                                2006......  46.2
                                2007......  44.7
                                Thereafter  48.6

The Lincoln National Life Insurance Company

Information Technology Commitment

In February 1998, LNL signed a seven-year contract with IBM Global Services for information technology services for the Fort Wayne operations. Annual costs are dependent on usage but are expected to range from $60.0 million to $70.0 million.

Insurance Ceded and Assumed

LNL's insurance companies cede insurance to other companies. The portion of risks exceeding each company's retention limit is reinsured with other insurers. LNL seeks reinsurance coverage within the businesses that sell life insurance to limit its liabilities. As of December 31, 2002, LNL's retention policy is to retain no more than $10.0 million on a single insured life. For 2003, the retention policy was changed to limit retention on new sales to $5 million. Portions of LNL's deferred annuity business have also been co-insured with other companies to limit LNC's exposure to interest rate risks. At December 31, 2002, the reserves associated with these reinsurance arrangements totaled $2,009.0 million. To cover products other than life insurance, LNL acquires other insurance coverages with retentions and limits that management believes are appropriate for the circumstances. The accompanying financial statements reflect premiums, benefits and deferred acquisition costs, net of insurance ceded (see Note 5). LNL's insurance companies remain liable if their reinsurers are unable to meet contractual obligations under applicable reinsurance agreements.

Vulnerability from Concentrations

At December 31, 2002, LNL did not have a material concentration of financial instruments in a single investee or industry. LNL's investments in mortgage loans principally involve commercial real estate. At December 31, 2002, 28% of such mortgages, or $1.2 billion, involved properties located in California and Texas. Such investments consist of first mortgage liens on completed income-producing properties and the mortgage outstanding on any individual property does not exceed $38.2 million. Also at December 31, 2002, LNL did not have a concentration of: 1) business transactions with a particular customer or lender; 2) sources of supply of labor or services used in the business or; 3) a market or geographic area in which business is conducted that makes it vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to LNL's financial position. Although LNL does not have any significant concentration of customers, LNL's Retirement segment has a long-standing distribution relationship with American Funds Distributors ("AFD") that is significant to this segment. In 2002, the American Legacy Variable Annuity product line sold through AFD accounted for about 15% of LNL's total gross annuity deposits. In addition, the American Legacy Variable Annuity product line represents approximately 31% of LNL's total gross annuity account values at December 31, 2002. Recently, LNL and AFD have agreed to transition the wholesaling of American Legacy to LFD. Currently, AFD uses wholesalers who focus on both American Funds mutual funds as well as the American Legacy Variable Annuity products. Segment management believes that this change to a dedicated team focused on key broker/dealer relationships developed in conjunction with AFD, should lead to renewed growth in American Legacy Variable Annuity sales.

Other Contingency Matters

LNL is involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings ultimately will be resolved without materially affecting the consolidated financial position of LNL.

In 2001, LNL concluded the settlement of all class action lawsuits alleging fraud in the sale of LNL non-variable universal life and participating whole life policies issued between January 1, 1981 and December 31, 1998. Since 2001, LNL has reached settlements with a substantial number of the owners of policies that opted out of the class action settlement. LNL continues to defend a small number of opt out claims and lawsuits. While there is continuing uncertainty about the ultimate costs of settling the remaining opt out cases, it is management's opinion that established reserves are adequate and future developments will not materially affect the consolidated financial position of LNL.

LNL has pursued claims with their liability insurance carriers for reimbursement of certain costs incurred in connection with the class action settlement and the settlement of claims and litigation brought by owners that opted out of the class action settlement. During the fourth quarter of 2002, LNL settled their claims against three liability carriers on a favorable basis. LNL continues to pursue similar claims against a fourth liability insurance carrier.

For discussion of the resolution of legal proceedings related to LNC's sale of its former reinsurance business to Swiss Re, refer to the discussion within
Note 11, "Acquisitions and Divestitures."

State guaranty funds assess insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. LNL has accrued for expected assessments net of estimated future premium tax deductions.

Guarantees

LNL has guarantees with off-balance-sheet risks whose contractual amounts represent credit exposure. Guarantees with off-balance sheet risks having contractual values of $9.0 million and $10.3 million were outstanding at December 31, 2002 and 2001, respectively.

Certain subsidiaries of LNL have sold commercial mortgage loans through grantor trusts, which issued pass-through

The Lincoln National Life Insurance Company certificates. These subsidiaries have agreed to repurchase any mortgage loans which remain delinquent for 90 days at a repurchase price substantially equal to the outstanding principal balance plus accrued interest thereon to the date of repurchase. In case of default on the mortgage loans, LNL has recourse to the underlying real estate. It is management's opinion that the value of the properties underlying these commitments is sufficient that in the event of default, the impact would not be material to LNL. These guarantees expire in 2004 through 2009.

Derivative Instruments

LNL maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency risk, equity risk, and credit risk. LNL assesses these risks by continually identifying and monitoring changes in interest rate exposure, foreign currency exposure, equity market exposure, and credit exposure that may adversely impact expected future cash flows and by evaluating hedging opportunities. Derivative instruments that are currently used as part of LNL's interest rate risk management strategy include interest rate swaps, interest rate caps and swaptions. Derivative instruments that are used as part of LNL's foreign currency risk management strategy include foreign currency swaps. Call options on LNC stock are used as part of LNL's equity market risk management strategy. Call options on the S&P 500 index were used for reinsurance programs and as a result of the acquisition by Swiss Re of LNC's reinsurance operations in December 2001, this equity market risk management strategy was terminated. LNL also uses credit default swaps as part of its credit risk management strategy.

By using derivative instruments, LNL is exposed to credit and market risk. If the counterparty fails to perform, credit risk is equal to the extent of the fair value gain in the derivative. When the fair value of a derivative contract is positive, this generally indicates that the counterparty owes LNL and, therefore, creates a payment risk for LNL. When the fair value of a derivative contract is negative, LNL owes the counterparty and therefore LNL has no payment risk. LNL minimizes the credit (or payment) risk in derivative instruments by entering into transactions with high quality counterparties that are reviewed periodically by LNL. LNL also maintains a policy of requiring that all derivative contracts be governed by an International Swaps and Derivatives Association ("ISDA") Master Agreement.

LNL is required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements. Under the majority of ISDA agreements and as a matter of policy, LNL has agreed to maintain financial strength or claims-paying ratings above S&P BBB and Moody's Baa2. A downgrade below these levels would result in termination of the derivatives contract at which time any amounts payable by LNL would be dependent on the market value of the underlying derivative contract. In certain transactions, LNL and the counterparty have entered into a collateral support agreement requiring LNL to post collateral upon significant downgrade. LNC is required to maintain long-term senior debt ratings above S&P BBB and Moody's Baa2. LNL also requires for its own protection minimum rating standards for counterparty credit protection. LNL is required to maintain financial strength or claims-paying ratings of S&P A- and Moody's A3 under certain ISDA agreements, which collectively do not represent material notional exposure. LNL does not believe the inclusion of termination or collateralization events pose any material threat to its liquidity position.

Market risk is the adverse effect that a change in interest rates, currency rates, implied volatility rates, or a change in certain equity indexes or instruments has on the value of a financial instrument. LNL manages the market risk by establishing and monitoring limits as to the types and degree of risk that may be undertaken.

LNL's derivative instruments are monitored by LNC's risk management committee as part of that committee's oversight of LNL's derivative activities. LNC's derivative instruments committee is responsible for implementing various hedging strategies that are developed through its analysis of financial simulation models and other internal and industry sources. The resulting hedging strategies are then incorporated into LNL's overall risk management strategies.

The Lincoln National Life Insurance Company

LNL has derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the credit exposure. Outstanding derivative instruments with off-balance-sheet risks, shown in notional or contract amounts along with their carrying value and estimated fair values, are as follows:

                                                                           Assets (Liabilities)
                                                                      ------------------------------
                                                       Notional or    Carrying Fair   Carrying Fair
                                                     Contract Amounts  Value   Value   Value   Value
                                                     ---------------  -------- -----  -------- -----
                                                       December 31      December 31    December 31
                                                      2002     2001     2002   2002     2001   2001
                                                     -------  ------- -------- -----  -------- -----
                                                                     (in millions)

                                                     ----------------------------------------------
Interest rate derivative instruments:
  Interest rate cap agreements...................... 1,276.8  1,258.8  $ 4.7   $ 4.7   $ 0.6   $ 0.6
  Swaptions.........................................   180.0  1,752.0    0.0     0.0     0.1     0.1
  Interest rate swap agreements.....................   429.1    335.1   51.9    51.9    21.0    21.0
                                                     -------  -------  -----   -----   -----   -----
    Total interest rate derivative instruments...... 1,885.9  3,345.9   56.6    56.6    21.7    21.7
Foreign currency derivative instruments:
  Foreign currency swaps............................    61.5     94.6   (2.4)   (2.4)    5.9     5.9
                                                     -------  -------  -----   -----   -----   -----
    Total foreign currency derivative instruments...    61.5     94.6   (2.4)   (2.4)    5.9     5.9
Credit derivative instruments:
  Credit default swaps..............................    26.0     29.0    0.9     0.9     0.9     0.9
Equity indexed derivative instruments:
  Call options (based on LNC Stock).................     1.3      1.1    7.4     7.4    20.5    20.5
                                                     -------  -------  -----   -----   -----   -----
    Total equity indexed derivative instruments.....     1.3      1.1    7.4     7.4    20.5    20.5
Embedded derivatives per FAS 133....................      --       --    2.3     2.3     0.3     0.3
                                                     -------  -------  -----   -----   -----   -----
    Total derivative instruments.................... 1,974.7  3,470.6  $64.8   $64.8   $49.3   $49.3
                                                     =======  =======  =====   =====   =====   =====

A reconciliation of the notional or contract amounts for the significant programs using derivative agreements and contracts is as follows:

                               Interest Rate                     Interest Rate
                              Cap Agreements       Swaptions     Swap Agreements
                             ----------------  ----------------- -------------
                                December 31       December 31     December 31
                               2002     2001     2002     2001    2002    2001
                             -------  -------  --------  ------- -----   ------
                                               (in millions)
                             -------------------------------------------------
Balance at beginning-of-year 1,258.8  1,558.8   1,752.0  1,752.0 335.1    708.2
New contracts...............   800.0       --        --       -- 146.6       --
Terminations and maturities.  (782.0)  (300.0) (1,572.0)      -- (52.6)  (373.1)
                             -------  -------  --------  ------- -----   ------
Balance at end-of-year...... 1,276.8  1,258.8     180.0  1,752.0 429.1    335.1
                             =======  =======  ========  ======= =====   ======

                                                Foreign Currency
                                                Swap Agreements
                                                ---------------
                                                 December 31
                                                 2002    2001
                                                 -----   ------
                                                (in millions)
                                                ---------------
                   Balance at beginning-of-year  94.6     37.5
                   New contracts...............    --     80.9
                   Terminations and maturities. (33.1)   (23.8)
                   Foreign exchange adjustment.    --       --
                                                 -----   -----
                   Balance at end-of-year......  61.5     94.6
                                                 =====   =====

The Lincoln National Life Insurance Company

                                                    Call Options Call Options
                                     Credit Default  (Based on    (Based on
                                       Swaps            S&P)     LNC Stock)
                                     -------------- ------------ -----------
                                     December 31    December 31  December 31
                                     2002    2001   2002  2001   2002   2001
                                     ----    ------ ---- ------  ----   ----
                                                (in millions)
                                     --------------------------------------
        Balance at beginning-of-year 29.0    29.0    --   183.3   1.1    0.6
        New contracts...............   --      --    --   141.9   0.3    0.6
        Terminations and maturities. (3.0)     --    --  (325.2) (0.1)  (0.1)
                                      ----    ----   --  ------  ----   ----
        Balance at end-of-year...... 26.0    29.0    --      --   1.3    1.1
                                      ====    ====   ==  ======  ====   ====

                                                Total Return Swaps
                                                December 31
                                                ------------------
                                                2002     2001
                                                ------- ---------
                                                (in millions)
                                                ------------------
                   Balance at beginning-of-year  --         --
                   New contracts...............  --      190.0
                   Terminations and maturities.  --     (190.0)
                                                 --      ------
                   Balance at end-of-year......  --         --
                                                 ==      ======

Accounting for Derivative Instruments and Hedging Activities

As of December 31, 2002 and 2001, LNL had derivative instruments that were designated and qualified as cash flow hedges and derivative instruments that were not designated as hedging instruments. LNL did not have derivative instruments that were designated as fair value hedges or hedges of a net investment in a foreign operation. See Note 1 to the consolidated financial statements for detailed discussion of the accounting treatment for derivative instruments. For the year ended December 31, 2002 and 2001, LNL recognized a net gain of $2.5 million after-tax and a net loss of $6.0 million after-tax, respectively, in net income as a component of realized gains and losses on investments and derivative instruments. These gains (losses) relate to the ineffective portion of cash flow hedges, the change in market value for derivative instruments not designated as hedging instruments, and the gain
(loss) on swap terminations. For the year ended December 31, 2002 and 2001, LNL recognized a gain of $8.8 million after-tax and $4.9 million after-tax, respectively, in OCI related to the change in market value on derivative instruments that are designated and qualify as cash flow hedges. In addition, for the year ended December 31, 2001, $0.5 million after-tax was reclassified from unrealized gain (loss) on securities available-for-sale to unrealized gain
(loss) on derivative instruments, both in OCI. This reclassification relates to derivative instruments that were marked to market through unrealized gain
(loss) on securities available-for-sale prior to the adoption of FAS 133.

Derivative Instruments Designated in Cash Flow Hedges

Interest Rate Swap Agreements
LNL uses interest rate swap agreements to hedge its exposure to floating rate bond coupon payments, replicating a fixed rate bond. An interest rate swap is a contractual agreement to exchange payments at one or more times based on the actual or expected price level, performance or value of one or more underlying interest rates. LNL is required to pay the counterparty the stream of variable interest payments based on the coupon payments from the hedged bonds, and in turn, receives a fixed payment from the counterparty, at a predetermined interest rate. The net receipts/payments from these interest rate swaps are recorded in net investment income. Gains (losses) on interest rate swaps hedging interest rate exposure on floating rate bond coupon payments are reclassified from accumulated OCI to net income as bond interest is accrued.

LNL also uses interest rate swap agreements to hedge its exposure to interest rate fluctuations related to the forecasted purchase of assets for certain investment portfolios. The gains (losses) resulting from the swap agreements are recorded in OCI. The gains (losses) are reclassified from accumulated OCI to earnings over the life of the assets once the assets are purchased. As of December 31, 2002, there were no interest rate swaps hedging forecasted asset purchases.

Foreign Currency Swaps
LNL uses foreign currency swaps, which are traded over-the-counter, to hedge some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a specified rate of exchange in the future. Gains (losses) on foreign currency swaps hedging

The Lincoln National Life Insurance Company foreign exchange risk exposure on foreign currency bond coupon payments are reclassified from accumulated OCI to net income as bond interest is accrued. The foreign currency swaps expire in 2003 through 2006.

Call Options on LNC Stock
LNL uses call options on LNC stock to hedge the expected increase in liabilities arising from stock appreciation rights ("SARs") granted to LNL agents on LNC stock. Upon option expiration, the payment, if any, is the increase in LNC's stock price over the strike price of the option applied to the number of contracts. Call options hedging vested SARs are not eligible for hedge accounting and both are marked to market through net income. Call options hedging nonvested SARs are eligible for hedge accounting and are accounted for as cash flow hedges of the forecasted vesting of SAR liabilities. To the extent that the cash flow hedges are effective, changes in the fair value of the call options are recorded in accumulated OCI. Amounts recorded in OCI are reclassified to net income upon vesting of SARs. LNL's call option positions will be maintained until such time the SARs are either exercised or expire and LNL's SAR liabilities are extinguished. The SARs expire five years from the date of grant.

Total Return Swaps
LNL used total return swaps in 2001 to hedge its exposure to interest rate and spread risk resulting from the forecasted sale of assets in a securitization of certain LNL mortgage loans in 2001. A total return swap is an agreement that allows the holder to protect itself against loss of value by effectively transferring the economic risk of asset ownership to the counterparty. The holder pays (receives) the total return equal to interest plus capital gains or losses on a referenced asset and receives a floating rate of interest. As of December 31, 2002, LNL did not have any open total return swaps.

Gains and losses on derivative contracts are reclassified from accumulated OCI to current period earnings. As of December 31, 2002, $13.7 million of the deferred net gains on derivative instruments accumulated in OCI are expected to be reclassified as earnings during the next twelve months. The amount reclassed from accumulated OCI to earnings for derivative instruments was $16.1 million and $9.7 million for the year ended December 31, 2002 and 2001, respectively. This reclassification is primarily due to the receipt of interest payments associated with variable rate securities and forecasted purchases, the receipt of interest payments associated with foreign currency securities, and the periodic vesting of SARs.

All Other Derivative Instruments

LNL uses various other derivative instruments for risk management purposes that either do not qualify for hedge accounting treatment or have not currently been qualified by LNL for hedge accounting treatment. The gain or loss related to the change in market value for these derivative instruments is recognized in current income during the period of change (reported as realized gain (loss) on investments in the consolidated statement of income except where otherwise noted below).

Interest Rate Cap Agreements
The interest rate cap agreements, which expire in 2003 through 2007, entitle LNL to receive quarterly payments from the counterparties on specified future reset dates, contingent on future interest rates. For each cap, the amount of such quarterly payments, if any, is determined by the excess of a market interest rate over a specified cap rate multiplied by the notional amount divided by four. The purpose of LNL's interest rate cap agreement program is to provide a level of protection for its annuity line of business from the effect of rising interest rates. The interest rate cap agreements provide an economic hedge of the annuity line of business. However, the interest rate cap agreements are not linked to assets and liabilities on the balance sheet that meet the significantly increased level of specificity required under FAS 133. Therefore, the interest rate cap agreements do not qualify for hedge accounting under FAS 133.

Swaptions
Swaptions, which expire in 2003, entitle LNL to receive settlement payments from the counterparties on specified expiration dates, contingent on future interest rates. For each swaption, the amount of such settlement payments, if any, is determined by the present value of the difference between the fixed rate on a market rate swap and the strike rate multiplied by the notional amount. The purpose of LNL's swaption program is to provide a level of protection for its annuity line of business from the effect of rising interest rates. The swaptions provide an economic hedge of the annuity line of business. However, the swaptions are not linked to specific assets and liabilities on the balance sheet that meet the significantly increased level of specificity required under FAS 133. Therefore, the swaptions do not qualify for hedge accounting under FAS 133.

Credit Default Swaps
LNL uses credit default swaps which expire in 2003 through 2006 to hedge against a drop in bond prices due to credit concerns of certain bond issuers. A credit swap allows LNL to put the bond back to the counterparty at par upon a credit event by the bond issuer. A credit event is defined as bankruptcy, failure to pay, or obligation acceleration. LNL has not currently qualified credit default swaps for hedge accounting under FAS 133 as amounts are insignificant.

Call Options on S&P 500 Index
Prior to Swiss Re's acquisition of LNC's reinsurance operation in December 2001, LNL used S&P 500 index call options to offset the increase in its liabilities resulting from certain reinsurance agreements which guaranteed payment of the appreciation of the S&P 500 index on certain underlying annuity products. The call options provided LNL with settlement payments from the counterparties on specified expiration dates. The payment, if any, was the percentage increase in the index, over the strike price defined in the contract, applied to the notional amount. The S&P 500 call options provided an economic hedge of the reinsurance liabilities, but the hedging relationship was not eligible for hedge accounting treatment under FAS 133.

The Lincoln National Life Insurance Company

Call Options on LNC Stock
As discussed previously in the Cash Flow Hedges section, LNL uses call options on LNC stock to hedge the expected increase in liabilities arising from SARs granted to LNL agents on LNC stock. Call options hedging vested SARs are not eligible for hedge accounting treatment under FAS 133.

Derivative Instrument Embedded in Deferred Compensation Plan
LNC has certain deferred compensation plans that have embedded derivative instruments. LNL's liability related to these plans varies based on the investment options selected by its participants. The liability related to certain investment options selected by the participants is marked to market through net income. This derivative instrument is not eligible for hedge accounting treatment under FAS 133.

Call Options on Bifurcated Remarketable Put Bonds
LNL owns various debt securities that contain call options attached by an investment banker before the sale to the investor. These freestanding call options are exercisable by a party other than the issuer of the debt security to which they are attached and are accounted for separately from the debt security. LNL has not currently qualified call options bifurcated from remarketable put bonds for hedge accounting treatment as amounts are insignificant.

LNL has used certain other derivative instruments in the past for hedging purposes. Although other derivative instruments may have been used in the past, any derivative type that was not outstanding from January 1, 2001 through December 31, 2002 is not discussed in this disclosure. Other derivative instruments LNL has used include spread-lock agreements, financial futures, put options, and commodity swaps. At December 31, 2002, there are no outstanding positions in these derivative instruments.

Additional Derivative Information
Income and (expenses) for the agreements and contracts described above amounted to $12.2 million, $3.5 million and $(7.3) million in 2002, 2001 and 2000, respectively. The increase in income for 2002 was primarily because of payments received on interest rate swaps. The increase in 2001 was primarily because under FAS 133 premiums for caps and swaptions are no longer amortized.

LNL is exposed to credit loss in the event of nonperformance by counterparties on various derivative contracts. However, LNL does not anticipate nonperformance by any of the counterparties. The credit risk associated with such agreements is minimized by purchasing such agreements from financial institutions with long-standing, superior performance records. The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in LNL's favor. At December 31, 2002, the exposure was $62.5 million.


--------------------------------------------------------------------------------
8. Fair Value of Financial Instruments


The following discussion outlines the methodologies and assumptions used to determine the estimated fair value of LNL's financial instruments. Considerable judgment is required to develop these fair values. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of LNL's financial instruments.

Fixed Maturity and Equity Securities
Fair values for fixed maturity securities are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services. In the case of private placements, fair values are estimated by discounting expected future cash flows using a current market rate applicable to the coupon rate, credit quality and maturity of the investments. The fair values for equity securities are based on quoted market prices.

Mortgage Loans on Real Estate
The estimated fair value of mortgage loans on real estate was established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt service coverage, loan to value, caliber of tenancy, borrower and payment record. Fair values for impaired mortgage loans are based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's market price or; 3) the fair value of the collateral if the loan is collateral dependent.

Policy Loans
The estimated fair value of investments in policy loans was calculated on a composite discounted cash flow basis using Treasury interest rates consistent with the maturity durations assumed. These durations were based on historical experience.

Derivative Instruments
LNL employs several different methods for determining the fair value of its derivative instruments. Fair values for these contracts are based on current settlement values. These values are based on: 1) quoted market prices for financial futures contracts; 2) industry standard models that are commercially available for interest rate cap agreements, swaptions, spread-lock agreements, interest rate swaps, commodity swaps, credit default swaps and total return swaps; 3) Monte Carlo techniques for the equity call options on LNC stock. These techniques project cash flows of the derivatives using current and implied future market conditions. The cash flows are then present valued to arrive at the derivatives' current fair market values; and 4) Black-Scholes pricing methodology for standard European equity call options.

Other Investments, and Cash and Invested Cash
The carrying value for assets classified as other investments, and cash and invested cash in the accompanying balance

The Lincoln National Life Insurance Company sheets approximates their fair value. Other investments include limited partnership investments which are accounted for using the equity method of accounting.

Investment Type Insurance Contracts
The balance sheet captions, "Insurance Policy and Claims Reserves" and "Contractholder Funds," include investment type insurance contracts (i.e. deposit contracts and certain guaranteed interest contracts). The fair values for the deposit contracts and certain guaranteed interest contracts are based on their approximate surrender values. The fair values for the remaining guaranteed interest and similar contracts are estimated using discounted cash flow calculations. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.

The remainder of the balance sheet captions "Insurance Policy and Claims Reserves" and "Contractholder Funds" that do not fit the definition of "investment type insurance contracts" are considered insurance contracts. Fair value disclosures are not required for these insurance contracts and have not been determined by LNL. It is LNL's position that the disclosure of the fair value of these insurance contracts is important because readers of these financial statements could draw inappropriate conclusions about LNL's shareholders' equity determined on a fair value basis. It could be misleading if only the fair value of assets and liabilities defined as financial instruments are disclosed. LNL and other companies in the insurance industry are monitoring the related actions of the various rule-making bodies and attempting to determine an appropriate methodology for estimating and disclosing the "fair value" of their insurance contract liabilities.

Short-term Debt and Surplus Notes Due LNC
Fair values for the surplus notes due LNC are based on quoted market prices of similar issues or are estimated using discounted cash flow analysis based on LNL's current incremental borrowing rate for similar types of borrowing arrangements where quoted prices are not available. For short-term debt, the carrying value approximates fair value.

Guarantees
LNL's guarantees include guarantees related to mortgage loan pass-through certificates. Based on historical performance where repurchases have been negligible and the current status of the debt, none of the loans are delinquent and the fair value liability for the guarantees related to the mortgage loan pass-through certificates is insignificant.

Investment Commitments
Fair values for commitments to make investments in fixed maturity securities (primarily private placements), mortgage loans on real estate and real estate are based on the difference between the value of the committed investments as of the date of the accompanying balance sheets and the commitment date. These estimates take into account changes in interest rates, the counterparties' credit standing and the remaining terms of the commitments.

Separate Accounts
Assets held in separate accounts are reported in the accompanying consolidated balance sheets at fair value. The related liabilities are also reported at fair value in amounts equal to the separate account assets.

The carrying values and estimated fair values of LNL's financial instruments are as follows:

                                                               Carrying Value Fair Value  Carrying Value Fair Value
                                                               ----------------------------------------------------
                                                                                    December 31
                                                               ----------------------------------------------------
                                                                    2002         2002          2001         2001
                                                               ----------------------------------------------------
                                                                                   (in millions)
                                                               ----------------------------------------------------
Assets (liabilities):
  Fixed maturities securities.................................   $ 31,310.9   $ 31,310.9    $ 26,944.9   $ 26,944.9
  Equity securities...........................................        207.7        207.7         258.7        258.7
  Mortgage loans on real estate...............................      4,199.7      4,672.5       4,527.3      4,682.6
  Policy loans................................................      1,937.7      2,109.4       1,931.1      2,089.5
  Derivative Instruments......................................         64.8         64.8          49.3         49.3
  Other investments...........................................        377.7        377.7         507.0        507.0
  Cash and invested cash......................................      1,246.5      1,246.5       2,818.4      2,818.4
Investment type insurance contracts:
  Deposit contracts and certain guaranteed interest contracts.    (20,175.0)   (20,408.3)    (18,220.7)   (18,261.5)
  Remaining guaranteed interest and similar contracts.........       (112.6)      (120.3)       (123.5)      (129.8)
  Short-term debt.............................................       (103.7)      (103.7)       (261.8)      (261.8)
  Surplus notes payable to LNC................................     (1,250.0)    (1,125.4)     (1,250.0)      (962.0)
  Guarantees..................................................         (0.4)          --          (0.3)          --
  Investment commitments......................................           --          0.9            --         (5.3)

The Lincoln National Life Insurance Company

As of December 31, 2002 and 2001, the carrying value of the deposit contracts and certain guaranteed contracts is net of deferred acquisition costs of $486.0 million and $338.9 million, respectively, excluding adjustments for deferred acquisition costs applicable to changes in fair value of securities. The carrying values of these contracts are stated net of deferred acquisition costs so that they are comparable with the fair value basis.

--------------------------------------------------------------------------------
9. Segment Information

LNL has two business segments: Lincoln Retirement (formerly known as the Annuities segment) and Life Insurance. Prior to the fourth quarter of 2001, LNL had a Reinsurance segment. LNL's reinsurance business was acquired by Swiss Re in December 2001. As the majority of the business acquired by Swiss Re was via indemnity reinsurance agreements, LNL is not relieved of its legal liability to the ceding companies for this business. This means that the liabilities and obligations associated with the reinsured contracts remain on the balance sheets of LNL with a corresponding reinsurance receivable from Swiss Re. In addition, the gain resulting from the indemnity reinsurance portion of the transaction was deferred and is being amortized into earnings at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years. The ongoing management of the indemnity reinsurance contracts and the reporting of the deferred gain is within LNL's Other Operations. Given the lengthy period of time over which LNL will continue to amortize the deferred gain, and the fact that related assets and liabilities will continue to be reported on LNL's financial statements, the historical results for the Reinsurance segment prior to the close of the transaction with Swiss Re are not reflected in discontinued operations, but as a separate line in Other Operations. The results for 2001 related to the former Reinsurance segment are for the eleven months ended November 30, 2001.

The Lincoln Retirement segment, headquartered in Fort Wayne, Indiana, provides tax-deferred investment growth and lifetime income opportunities for its clients through the manufacture and sale of fixed and variable annuities. Through a broad-based distribution network, Lincoln Retirement provides an array of annuity products to individuals and employer-sponsored groups in all 50 states of the United States. Lincoln Retirement distributes some of its products through LNL's wholesaling unit, LFD, as well as LNL's retail unit, LFA. In addition, group fixed and variable annuity products and the Alliance program are distributed to the employer-sponsored retirement market through Lincoln Retirement's Fringe Benefit Division dedicated sales force.

The Life Insurance segment, headquartered in Hartford, Connecticut, focuses on the creation and protection of wealth for its clients through the manufacture and sale of life insurance products throughout the United States. The Life Insurance segment offers universal life, variable universal life, interest-sensitive whole life, term life and corporate owned life insurance. The segment also offers linked-benefit life insurance (a universal life product with a long-term care benefit). A majority of the Life Insurance segment's products are currently distributed through LFD and LFA. In the third quarter 2002, the Life Insurance segment entered into a marketing agreement to distribute life insurance products through the M Financial Group, a well-respected and successful nationwide organization of independent firms serving the needs of affluent individuals and corporations.

LNL reports operations not directly related to the business segments and unallocated corporate items (i.e., unallocated overhead expenses including interest on short-term and long-term borrowings and the operations of the Fort Wayne, Indiana based 401(k) business; LFA and LFD in "Other Operations". As noted above, the financial results of the former Reinsurance segment were moved to Other Operations upon the close of the transaction with Swiss Re in December 2001.

The Lincoln National Life Insurance Company

Financial data by segment for 2000 through 2002 is as follows:

                                                                                            Year Ended December 31
                                                                                           2002      2001      2000
                                                                                         --------  --------  --------
                                                                                                 (in millions)
                                                                                         ----------------------------
Revenue, Excluding Net Investment Income and Net Realized Gain (Loss) on Investments and
 Derivative Instruments and Sale of Subsidiaries:
  Lincoln Retirement.................................................................... $  552.4  $  663.1  $  745.4
  Life Insurance........................................................................    982.6     987.3     964.9
  Other Operations......................................................................    558.3   1,835.5   1,738.7
  Consolidating adjustments.............................................................   (228.4)   (228.1)   (223.5)
                                                                                         --------  --------  --------
Total................................................................................... $1,864.9  $3,257.8  $3,225.5
                                                                                         ========  ========  ========
Net Investment Income:
  Lincoln Retirement.................................................................... $1,424.2  $1,370.0  $1,393.5
  Life Insurance........................................................................    899.1     910.2     871.5
  Other Operations......................................................................    186.2     274.0     321.8
  Consolidating adjustments.............................................................       --        --        --
                                                                                         --------  --------  --------
Total................................................................................... $2,509.5  $2,554.2  $2,586.8
                                                                                         ========  ========  ========
Realized Gain (Loss) on Investments and Derivative Instruments and Sale of Subsidiaries:
  Lincoln Retirement.................................................................... $ (195.3) $  (64.8) $   (5.2)
  Life Insurance........................................................................    (96.7)    (56.9)    (17.4)
  Other Operations......................................................................     18.5       5.1      (1.7)
  Consolidating adjustments.............................................................       --        --        --
                                                                                         --------  --------  --------
Total................................................................................... $ (273.5) $ (116.6) $  (24.3)
                                                                                         ========  ========  ========
Income (Loss) before Federal Income Taxes and Cumulative Effect of Accounting Changes:
  Lincoln Retirement.................................................................... $   (3.7) $  312.8  $  438.0
  Life Insurance........................................................................    298.7     369.8     392.7
  Other Operations......................................................................   (337.5)    (14.7)     51.0
  Consolidating adjustments.............................................................       --        --        --
                                                                                         --------  --------  --------
Total................................................................................... $  (42.5) $  667.9  $  881.7
                                                                                         ========  ========  ========
Federal Income Tax Expense (Benefit):
  Lincoln Retirement.................................................................... $  (58.6) $   36.3  $   79.4
  Life Insurance........................................................................     89.7     131.2     143.4
  Other Operations......................................................................   (122.6)    (11.3)     10.0
  Consolidating adjustments.............................................................       --        --        --
                                                                                         --------  --------  --------
Total................................................................................... $  (91.5) $  156.2     232.8
                                                                                         ========  ========  ========
Cumulative Effect of Accounting Changes:
  Lincoln Retirement.................................................................... $     --  $   (7.3) $     --
  Life Insurance........................................................................       --      (5.5)       --
  Other Operations......................................................................       --      (2.8)       --
  Consolidating adjustments.............................................................       --        --        --
                                                                                         --------  --------  --------
Total................................................................................... $     --  $  (15.6) $     --
                                                                                         ========  ========  ========
Net Income (Loss):
  Lincoln Retirement.................................................................... $   54.9  $  269.2  $  358.6
  Life Insurance........................................................................    209.0     233.1     249.3
  Other Operations......................................................................   (214.9)     (6.2)     41.0
  Consolidating adjustments.............................................................       --        --        --
                                                                                         --------  --------  --------
Total Net Income........................................................................ $   49.0  $  496.1  $  648.9
                                                                                         ========  ========  ========

                                                December 31
                                         2002       2001      2000
                                       --------- ---------  ---------
                                               (in millions)
                                       ------------------------------
          Assets:
            Lincoln Retirement........ $52,827.2 $56,888.2  $60,267.1
            Life Insurance............  19,591.6  18,409.7   17,939.1
            Other Operations..........  11,517.3  14,181.4   11,546.1
            Consolidating adjustments.     186.8      (1.3)     112.6
                                       --------- ---------  ---------
          Total Assets................ $84,122.9 $89,478.0  $89,864.9
                                       ========= =========  =========

The Lincoln National Life Insurance Company

During 2000, management initiated a plan to change the operational and management reporting structure of its wholesale distribution organization. Beginning with the quarter ended March 31, 2001, LFD, the wholesaling arm of LNL's distribution network, was reported within Other Operations. Previously, LNL's wholesaling efforts were conducted separately within the Lincoln Retirement and Life Insurance segments.

Also, in the fourth quarter of 2000, a decision was made to change the management reporting and operational responsibilities for First Penn's Schaumburg, Illinois annuities business. Beginning with the quarter ended March 31, 2001, the financial reporting for First Penn's annuities business was included in the Lincoln Retirement segment. This business was previously managed and reported in the Life Insurance segment.

LNL has an immaterial amount of foreign operations reported in its segments. Foreign intracompany revenues are not significant.

--------------------------------------------------------------------------------
10. Shareholder's Equity


All of the 10 million authorized, issued and outstanding shares of $2.50 par value common stock of LNL are owned by LNC.

Details underlying the balance sheet caption "Net Unrealized Gain on Securities Available-for-Sale," are as follows:

                                                      December 31
                                                    2002       2001
                                                 ---------  ---------
                                                     (in millions)
                                                 --------------------
         Fair value of securities available-for-
          sale.................................. $31,518.7  $27,203.6
         Cost of securities available-for-sale..  29,943.0   26,860.5
                                                 ---------  ---------
         Unrealized gain........................   1,575.7      343.1
         Adjustments to deferred acquisition
          costs.................................    (418.4)     (81.3)
         Amounts required to satisfy
          policyholder commitments..............     (58.7)        --
         Foreign currency exchange rate
          adjustment............................       9.8         --
         Deferred income credits (taxes)........    (405.3)     (89.8)
                                                 ---------  ---------
         Net unrealized gain on securities
          available-for-sale.................... $   703.1  $   172.0
                                                 =========  =========

Adjustments to deferred acquisition costs and amounts required to satisfy policyholder commitments are netted against the Deferred Acquisition Costs asset line and included within the Insurance Policy and Claim Reserve line on the balance sheet, respectively.

Details underlying the change in "Net Unrealized Gain (Loss) on Securities Available-for-Sale, Net of Reclassification Adjustment" shown on the Consolidated Statements of Shareholder's Equity are as follows:

                                               Year Ended December 31
                                                2002    2001   2000
                                               ---------------------
           Unrealized gains on securities
            available-for-sale arising during
            the year.......................... $774.4  $381.3 $289.8
           Less: reclassification adjustment
            for gains (losses) included in net
            income (1)........................  (72.1)   36.2  (65.4)
           Less: Federal income tax expense
            (benefit).........................  315.4   120.1  (92.3)
                                               ------  ------ ------
           Net Unrealized gain on securities
            available-for-sale, net of
            reclassification and Federal
            income tax expense (benefit)...... $531.1  $225.0 $447.5
                                               ======  ====== ======

--------
/(1)/The reclassification adjustment for gains (losses) does not include the impact of associated adjustments to deferred acquisition costs and amounts required to satisfy policyholder commitments.

The "Net Unrealized Gain (Loss) on Derivative Instruments" component of other comprehensive income shown on the Consolidated Statements of Shareholder's Equity for 2002 and 2001 is net of Federal income tax expense (benefit) of $(1.2) million and $12.6 million ($9.5 million of the tax expense for 2001 relates to the transition adjustment recorded in the first quarter of 2001 for the adoption of FAS 133), respectively, and adjustments to deferred amortization costs of $1.6 million and $23.8 million ($18.3 million of the adjustments for 2001 relate to the transition adjustment recorded for the adoption of FAS 133), respectively.

The Lincoln National Life Insurance Company
Notes to Consolidated Financial Statements (continued)

--------------------------------------------------------------------------------
11. Acquisitions and Divestitures


On August 30, 2002, LNL acquired The Administrative Management Group, Inc. ("AMG"), an employee benefits record keeping firm for $21.6 million in cash. Contingent payments up to an additional $14 million will be paid over a period of 4 years (2003-2006) if certain criteria are met. Any such contingent payments will be expensed as incurred. AMG, a strategic partner of LNL's Retirement segment for several years, provides record keeping services for the Lincoln Alliance Program along with approximately 400 other clients nationwide. As of December 31, 2002, the application of purchase accounting to this acquisition resulted in goodwill of $20.2 million.

On December 7, 2001, Swiss Re acquired LNC's reinsurance operation for $2.0 billion. In addition, LNC retained the capital supporting the reinsurance operation. After giving affect to the increased levels of capital needed within the Life Insurance and Lincoln Retirement segments that result from the change in the ongoing mix of business under LNC's internal capital allocation models, the disposition of LNC's reinsurance operation has freed-up approximately $100 million of retained capital.

The transaction structure involved a series of indemnity reinsurance transactions combined with the sale of certain stock companies that comprised LNC's reinsurance operation. Two of the stock companies sold, LNH&C and LNRAC, were wholly-owned subsidiaries of the Company. At the time of closing, an immediate gain of $5.6 million after-tax was recognized on the sale of the stock companies. A gain of $698.0 million after-tax ($1.1 billion pre-tax) relating to the indemnity reinsurance agreements was reported at the time of closing by LNL. This gain was recorded as a deferred gain on LNL's consolidated balance sheet, in accordance with the requirements of FAS 113, and is being amortized in earnings at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years.

Effective with the closing of the transaction, the former Reinsurance segment's historical results were included in "Other Operations." During December 2001, LNL recognized in Other Operations $4.3 million ($6.8 million pre-tax) of deferred gain amortization. In addition, in December 2001, LNL recognized $7.9 million ($12.5 million pre-tax) of accelerated deferred gain amortization relating to the fact that certain Canadian indemnity reinsurance contracts were novated after the sale, but prior to December 31, 2001.

On October 29, 2002 LNC and Swiss Re settled disputed matters totaling about $770 million that had arisen in connection with the final closing balance sheets associated with Swiss Re's acquisition of LNC's reinsurance operations. The settlement provided for a payment by LNL of $195 million to Swiss Re, which was recorded by LNL as a reduction in deferred gain. As a result of additional information made available to LNC following the settlement with Swiss Re in the fourth quarter of 2002, LNL recorded a further reduction in the deferred gain of $30.8 million after-tax ($47.4 million pre-tax), as well as a $6.9 million after-tax ($10.6 million pre-tax) reduction in the gain on the sale of subsidiaries.

As part of the dispute settlement, LNL also paid $100 million to Swiss Re in satisfaction of LNC's $100 million indemnification obligation with respect to personal accident business. As a result of this payment, LNC has no further underwriting risk with respect to the reinsurance business sold. However, because LNL has not been relieved of its legal liabilities to the underlying ceding companies with respect to the portion of the business reinsured by Swiss Re, under FAS 113 the reserves for the underlying reinsurance contracts as well as a corresponding reinsurance recoverable from Swiss Re will continue to be carried on LNL's balance sheet during the run-off period of the underlying reinsurance business. This is particularly relevant in the case of the exited personal accident reinsurance line of business where the underlying reserves are based upon various estimates that are subject to considerable uncertainty.

As a result of developments and information obtained during 2002 relating to personal accident matters, LNL increased these exited business reserves by $184.1 million after-tax ($283.2 million pre-tax). After giving effect to LNC's $100 million indemnification obligation, LNL recorded a $119.1 million after-tax ($183.2 million pre-tax) increase in reinsurance recoverable from Swiss Re with a corresponding increase in the deferred gain.

The combined effects of the 2002 settlement of disputed matters and exited business reserve increases reduced the $698 million after-tax ($1.1 billion pre-tax) deferred gain reported at closing by $38.5 million after-tax ($59.2 million pre-tax). During 2002, LNL amortized $46.2 million after-tax ($71.1 million pre-tax) of the deferred gain. An additional $1.3 million after-tax ($2 million pre-tax) of deferred gain was recognized due to a novation of certain Canadian business during 2002.

Through December 31, 2002, of the original $1.84 billion in proceeds received by LNL, approximately $0.52 billion was paid for taxes and deal expenses and approximately $0.825 billion was paid to LNC as dividends. LNL also paid $195 million to Swiss Re to settle the closing balance sheet disputed matters and $100 million to satisfy LNC's personal accident business indemnification obligations. The remaining proceeds have been dedicated to the ongoing capital needs of the Company.

Because of ongoing uncertainty related to the personal accident business, the reserves related to this exited business line carried on LNL's balance sheet at December 31, 2002 may ultimately prove to be either excessive or deficient. For instance, in the event that future developments indicate that these reserves should be increased, under FAS 113 LNL would record a current period non-cash charge to record the increase in reserves. Because Swiss Re is responsible for paying the underlying claims to the ceding companies, LNL would record a corresponding increase in reinsurance recoverable from Swiss Re. However, FAS 113 does not permit LNL to take the full benefit in earnings for the recording of the increase in the reinsurance recoverable in the period of the change. Rather, LNL would increase the deferred gain recognized upon the closing of the indemnity reinsurance transaction with Swiss Re

The Lincoln National Life Insurance Company and would report a cumulative amortization "catch-up" adjustment to the deferred gain balance as increased earnings recognized in the period of change. Any amount of additional increase to the deferred gain above the cumulative amortization "catch-up" adjustment must continue to be deferred and will be amortized into income in future periods over the remaining period of expected run-off of the underlying business. No cash would be transferred between LNL and Swiss Re as a result of these developments.

Accordingly, even though LNL has no continuing underwriting risk, and no cash would be transferred between LNL and Swiss Re, in the event that future developments indicate LNL's December 31, 2002 personal accident reserves are deficient or redundant, FAS 113 requires LNL to adjust earnings in the period of change, with only a partial offset to earnings for the cumulative deferred gain amortization adjustment in the period of change. The remaining amount of increased gain would be amortized into earnings over the remaining run-off period of the underlying business.

As noted above, effective with the closing of the transaction, the Reinsurance segment's results for the eleven months ended November 30, 2001 and the year ended December 31, 2000 were included in "Other Operations."

Earnings from LNL's reinsurance operations were as follows:

                                                                                         Year Ended December 31
                                                                                  -------------------------------------
                                                                                  Eleven Months Ended    Year Ended
                                                                                   November 30, 2001  December 31, 2000
                                                                                  ------------------- -----------------
                                                                                              (in millions)
                                                                                  -------------------------------------
Revenue..........................................................................      $1,521.0           $1,532.2
Benefits and Expenses............................................................       1,383.5            1,384.8
                                                                                       --------           --------
  Income before Federal Income Taxes and Cumulative Effect of Accounting Changes.         137.5              147.4
Federal Income Taxes.............................................................          45.6               44.3
                                                                                       --------           --------
  Income before Cumulative Effect of Accounting Changes..........................          91.9              103.1
Cumulative Effect of Accounting Changes (after-tax)..............................          (2.4)                --
                                                                                       --------           --------
  Net Income.....................................................................         $89.5           $  103.1
                                                                                       ========           ========

--------------------------------------------------------------------------------
12. Restructuring Charges

In 1999, LNL implemented a restructuring plan relating to the discontinuance of HMO excess-of-loss reinsurance programs. The charge associated with this restructuring plan totaled $3.2 million after-tax ($4.9 million pre-tax) and was included in Underwriting, Acquisition, Insurance and Other Expenses on the Consolidated Statement of Income for the year ended December 31, 1999. The pre-tax costs for this plan included $2.4 million for employee severance and termination benefits and $2.5 million for costs relating to exiting business activities. Through December 31, 2001, actual pre-tax costs of $3.7 million were expended or written-off under this restructuring plan. During the fourth quarter of 2000, $1.0 million (pre-tax) of the original charge for the discontinuance of the HMO excess-of-loss restructuring plan was reversed. During the fourth quarter of 2001, the remaining restructuring reserve of $0.2 million relating to the HMO excess-of-loss reinsurance programs was transferred to Swiss Re as part of its acquisition of LNC's reinsurance operations.

During 2001, LNL implemented restructuring plans relating to 1) the consolidation of the Syracuse operations of Lincoln Life New York into the Lincoln Retirement segment operations in Fort Wayne, Indiana and Portland, Maine; 2) the elimination of duplicative functions in the Schaumburg, Illinois operations of First Penn, and the absorption of these functions into the Lincoln Retirement and Life Insurance segment operations in Fort Wayne, Indiana and Hartford, Connecticut; 3) the reorganization of the life wholesaling function within the independent planner distribution channel, consolidation of retirement wholesaling territories, and streamlining of the marketing and communications functions in LFD; 4) the reorganization and consolidation of the life insurance operations in Hartford, Connecticut related to the streamlining of underwriting and new business processes and the completion of outsourcing of administration of certain closed blocks of business; 5) the combination of LFD channel oversight, positioning of LFD to take better advantage of ongoing "marketplace consolidation" and expansion of the customer base of wholesalers in certain non-productive territories and 6) the consolidation of operations and space in LNL's Fort Wayne, Indiana operations. In light of the divestiture of LNL's reinsurance operations, which were headquartered in Fort Wayne, excess space and printing capacity will not be used.

The Syracuse restructuring charge was recorded in the first quarter of 2001. The Schaumburg, Illinois restructuring charge was recorded in the second quarter of 2001, the LFD restructuring charges were recorded in the second and fourth quarters of 2001, and the remaining restructuring charges were recorded in the fourth quarter of 2001. The LFD restructuring plan that was initiated in the second quarter of 2001 was completed in the fourth quarter of 2002. The Life Insurance segment restructuring plan that was initiated in the fourth quarter of 2001 was completed in the fourth quarter of 2002.

The Lincoln National Life Insurance Company

The aggregate charges associated with all restructuring plans entered into during 2001 totaled $24.3 million after-tax ($37.4 million pre-tax) and were included in Underwriting, Acquisition, Insurance and Other Expenses on the Consolidated Statement of Income for the year ended December 31, 2001. The component elements of these aggregate pre-tax costs include employee severance and termination benefits of $12.2 million, write-off of impaired assets of $3.2 million and other exit costs of $22.0 million primarily related to the termination of equipment leases ($1.4 million) and rent on abandoned office space ($19.5 million). Actual pre-tax costs totaling $1.3 million were expended or written-off and 30 positions were eliminated under the Syracuse restructuring plan. The total amount expended for this plan exceeded the original restructuring reserve by $0.3 million. Actual pre-tax costs totaling $1.8 million were expended or written-off and 26 positions were eliminated under the second quarter of 2001 LFD restructuring plan. The amount expended for this plan was equal to the original reserve. Actual pre-tax costs totaling $2.3 million were expended or written-off and 36 positions were eliminated under the fourth quarter of 2001 Life Insurance segment restructuring plan. The amount expended for this plan was in excess of the original reserve by less than $0.1 million. In addition, $0.1 million of excess reserve on the FPP restructuring plan was released during the second quarter of 2002 and $1.5 million of excess reserve on the Fort Wayne restructuring plan was released during the third quarter of 2002. The release of the reserve on the Fort Wayne restructuring plan was due to LNC's purchase and ultimate sale of the vacant building on terms which were favorable to what was included in the original restructuring plan for rent on this abandoned office space. Actual pre-tax costs totaling $29.8 million have been expended or written off for the three remaining plans through December 31, 2002. As of December 31, 2002, a balance of $0.9 million remains in the restructuring reserves for these plans and is expected to be utilized in the completion of the plans. Details of each of these 2001 restructuring plans are provided below.

During the first quarter of 2001, LNL recorded a restructuring charge in its Lincoln Retirement segment of $0.65 million ($1.0 million pre-tax). The objective of this restructuring plan was to consolidate the Syracuse operations of Lincoln Life & Annuity Company of New York into the Lincoln Retirement segment operations in Fort Wayne, Indiana and Portland, Maine, in order to reduce on-going operating costs and eliminate redundant facilities. The restructuring plan identified the following activities and associated pre-tax costs to achieve the objectives of the plan: (1) severance and termination benefits of $0.8 million related to the elimination of 30 positions and (2) other costs of $0.2 million related primarily to lease payments on abandoned office space. This plan was completed in the first quarter of 2002. Actual pre-tax costs totaling $1.3 million were expended or written-off and 30 positions were eliminated under this plan. The $0.3 million expended in excess of the restructuring charge was expensed as incurred.

During the second quarter of 2001, LNL recorded restructuring charges in its Lincoln Retirement and Life Insurance segments of $0.63 million ($0.97 million pre-tax) and $2.03 million ($3.12 million pre-tax), respectively, related to a restructuring plan for the Schaumburg, Illinois operations of First Penn-Pacific. The objective of this plan was to eliminate duplicative functions in Schaumburg, Illinois by transitioning them into the Lincoln Retirement and Life Insurance segment operations in Fort Wayne, Indiana and Hartford, Connecticut, respectively, in order to reduce ongoing operating costs. The restructuring plan identified the following activities and associated pre-tax costs to achieve the objectives of the plan: (1) severance and termination benefits of $3.19 million related to the elimination of 27 positions and (2) other costs of $0.9 million. Actual pre-tax costs totaling $3.7 million have been expended or written-off and 26 positions have been eliminated under this plan through December 31, 2002. In the second quarter of 2002, $0.1 million of the original charge for this plan was reversed. As of December 31, 2002, a balance of $0.3 million remains in the restructuring reserve for this plan. Expenditures under this plan are expected to be completed in the first quarter of 2004.

During the second quarter of 2001, LNL recorded a restructuring charge for LFD in "Other Operations" of $1.2 million ($1.8 million pre-tax). The objectives of this restructuring plan were to reorganize the life wholesaling function with the independent planner distribution channel, consolidate retirement wholesaling territories, and streamline the marketing and communications functions. The restructuring plan identified severance and termination benefits of $1.8 million (pre-tax) related to the elimination of 33 positions. This plan was completed in the fourth quarter of 2002. Actual pre-tax costs totaling $1.8 million were expended and 26 positions were eliminated under this plan.

During the fourth quarter of 2001, LNL recorded a restructuring charge in its Life Insurance segment of $1.5 million ($2.3 million pre-tax). The objectives of this restructuring plan were to reorganize and consolidate the life insurance operations in Hartford, Connecticut related to the streamlining of underwriting and new business processes and the completion of outsourcing of administration of certain closed blocks of business. The restructuring plan identified severance and termination benefits of $2.3 million (pre-tax) related to the elimination of 36 positions. This plan was completed in the fourth quarter of 2002. Actual pre-tax costs totaling $2.3 million were expended and 36 positions were eliminated under this plan. The amount expended for this plan was in excess of the original reserve by less than $0.1 million.

During the fourth quarter of 2001, LNL recorded a restructuring charge for LFD in "Other Operations" of $2.5 million ($3.8 million pre-tax). The objectives of this restructuring plan were to combine channel oversight, position LFD to take better advantage of ongoing "marketplace consolidation" and to expand the customer base of wholesalers in certain territories. The restructuring plan identified severance and termination benefits of $3.8 million (pre-tax) related to the elimination of 63 positions. Actual pre-tax costs totaling $3.8 million have been expended and 62 positions have been eliminated under this plan through December 31, 2002. As of December 31, 2002, a balance of less than $0.1 million remains in the re-

The Lincoln National Life Insurance Company structuring reserve for this plan. Expenditures under this restructuring plan are expected to be completed in the first quarter of 2003.

During the fourth quarter of 2001, LNL recorded a restructuring charge in "Other Operations" of $15.8 million ($24.4 million pre-tax). The objectives of this restructuring plan were to consolidate operations and reduce excess space in LNL's Fort Wayne, Indiana operations. In light of the divestiture of LNL's reinsurance operations, which were headquartered in Fort Wayne, excess space and printing capacity will not be used. The restructuring plan identified the following activities and associated pre-tax costs to achieve the objectives of the plan: (1) severance and termination benefits of $0.3 million related to the elimination of 9 positions; (2) write-off of leasehold improvements of $3.2 million and (2) other costs of $20.9 million primarily related to termination of equipment leases ($1.4 million) and rent on abandoned office space ($19.5 million). In the third quarter of 2002, $1.5 million of the original charge for this plan was reversed due to LNL's purchase and ultimate sale of the vacant building on terms which were favorable to what was included in the original restructuring plan for rent on this abandoned office space. Actual pre-tax costs totaling $22.3 million have been expended and 19 positions have been eliminated under this plan through December 31, 2002. As of December 31, 2002, a balance of $0.6 million remains in the restructuring reserve for this plan. Expenditures under this restructuring plan are expected to be completed in 2004. LNL estimates an annual reduction in future operating expenses of $4.6 million (pre-tax) after the plan is fully implemented.

During the second quarter of 2002, Lincoln Retirement completed a review of its entire internal information technology organization. As a result of that review, Lincoln Retirement decided in the second quarter of 2002 to reorganize its IT organization in order to better align the activities and functions conducted within its own organization and its IT service providers. This change was made in order to focus Lincoln Retirement on its goal of achieving a common administrative platform for its annuities products, to better position the organization and its service providers to respond to changing market conditions, and to reduce overall costs in response to increased competitive pressures. The restructuring plan implemented to achieve these objectives included aggregate pre-tax costs of $1.6 million, which included $1.4 million for employee severance and $0.2 million for employee outplacement relative to 49 eliminated positions. Actual pre-tax costs totaling $0.9 million have been expended and 49 positions have been eliminated under this plan through December 31, 2002. As of December 31, 2002, a balance of $0.7 million remains in the restructuring reserve for this plan. The plan is expected to be completed in the third quarter of 2003.

--------------------------------------------------------------------------------
13. Transactions with Affiliates


Cash and short-term investments at December 31, 2002 and 2001 include LNL's participation in a short-term investment pool with LNC of $257.2 million and $310.9 million, respectively. Related investment income amounted to $5.1 million, $15.1 million and $26.2 million in 2002, 2001 and 2000, respectively. Short-term debt at December 31, 2002 and 2001 of $103.7 million and $261.8 million, respectively, represents notes payable to LNC. Total interest expense for this short-term debt was $1.3 million, $2.6 million and $2.2 million in 2002, 2001 and 2000, respectively. As shown in Note 5, LNC supplied funding to LNL totaling $1.25 billion in exchange for surplus notes. The interest expense on these surplus notes was $78.0 million per year in 2002, 2001 and 2000.

Beginning in 2001, a transfer pricing arrangement was put in place between LFD and Delaware Management Holdings, Inc. ("DMH") related to the wholesaling of DMH's investment products. As a result, LNL received fees of $16.3 million and $12.7 million from DMH for transfer pricing in 2002 and 2001, respectively.

LNL paid fees of $95.3 million, $98.3 million and $105.0 million to DMH for investment management services in 2002, 2001 and 2000, respectively.

LNL provides services to and receives services from affiliated companies plus it receives an allocation of corporate overhead from LNC. This allocation is based on a calculation which utilizes income and equity of the business units. These activities with affiliated companies resulted in a net payment of $79.7 million, $65.2 million and $44.9 million in 2002, 2001 and 2000, respectively.

LNL cedes and accepts reinsurance from affiliated companies. Although no new reinsurance transactions have been executed between LNL and its affiliates since the sale of the reinsurance operations to Swiss Re, there are certain reinsurance deals between LNL and affiliates that were in place at the time of the sale and continue to be in place as of December 31, 2002. As of December 31, 2002, all of these transactions are between LNL and LNR Barbados and LNL and Lincoln Assurance Limited. As of December 31, 2001, there were also reinsurance transactions in place between LNL and Lincoln Ireland. LNC's investment in Lincoln Ireland was put to Swiss Re in May 2002. Premiums in the accompanying statements of income include premiums on insurance business accepted and exclude premiums ceded with other affiliated companies as follows:

                                       Year Ended December 31
                                        2002   2001    2000
                                       ------  ------- ------
                                          (in millions)
                                       ----------------------
                     Insurance assumed $   --. $  0.6. $ 1.2.
                     Insurance ceded..  100.4.  145.9.  98.1.

The Lincoln National Life Insurance Company

The balance sheets include reinsurance balances with affiliated companies as follows:

                                                       December 31
                                                       2002  2001
             -                                        ------ ------
                                                      (in millions)
                                                      -------------
             Future policy benefits and claims
              assumed................................ $  4.1 $  3.9
             Future policy benefits and claims ceded.  799.7  905.6
             Amounts recoverable from reinsurers on
              paid and unpaid losses.................   21.5   76.5
             Reinsurance payable on paid losses......    5.7    5.8
             Funds held under reinsurance treaties --
              net liability..........................  735.5  968.3

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies. To take a reserve credit for such reinsurance, LNL holds assets from the reinsurer, including funds held under reinsurance treaties, and is the beneficiary on letters of credit aggregating $140.2 million and $528.6 million at December 31, 2002 and 2001, respectively. The letters of credit are issued by banks and represent guarantees of performance under the reinsurance agreement. At December 31, 2002 and 2001, LNC had guaranteed $140.2 million and $528.6 million, respectively, of these letters of credit. At December 31, 2001, LNL had a receivable (included in the foregoing amounts) from affiliated insurance companies in the amount of $101.6 million for statutory surplus relief received under financial reinsurance ceded agreements. As of December 31, 2002, LNL did not have any statutory surplus relief transactions with affiliates.
--------------------------------------------------------------------------------
14. Subsequent Events

In January 2003, the Life Insurance segment announced that it was realigning its operations in Hartford, Connecticut and Schaumburg, Illinois to enhance productivity, efficiency and scalability while positioning the segment for future growth. The financial impact of the realignment will result in the Life Insurance segment incurring costs of approximately $15-$17 million after-tax during 2003.

In February 2003, Lincoln Retirement announced plans to consolidate its fixed annuity operations in Schaumburg, Illinois into Fort Wayne, Indiana. Restructuring costs under the plan are expected to be $3-$5 million after-tax and are expected to be incurred in 2003.

Report of Ernst & Young LLP,
Independent Auditors

Board of Directors
The Lincoln National Life Insurance Company

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company as of December 31, 2002 and 2001, and the related consolidated statements of income, shareholder's equity and cash flows for each of the three years in the period ended December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluat-ing the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Lincoln National Life Insurance Company at December 31, 2002 and 2001, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2002, in conformity with accounting principles generally accepted in the United States.

As discussed in Note 2 to the consolidated financial statements, in 2002 the Company changed its method of accounting for goodwill and its related amortization. As discussed in Notes 2 and 7 to the consolidated financial statements, in 2001 the Company changed its method of accounting for derivative instruments and hedging activities as well as its method of accounting for impairment of certain investments.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
February 7, 2003

LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N

                      REGISTRATION STATEMENT ON FORM N-4

                          PART C--OTHER INFORMATION

Item 24.   Financial Statements and Exhibits

  (a) List of Financial Statements

     1.   Part A.
          The Table of Condensed Financial Information is included in Part A of this Registration Statement.

     2.   Part B.
          The following financial statements for the Variable Account are included in Part B of this Registration Statement:

          Statement of Assets and Liabilities - December 31, 2002
          Statement of Operations - Year ended December 31, 2002
          Statements of Changes in Net Assets - Years ended December 31, 2002 and 2001
          Notes to Financial Statements
          Report of Ernst & Young LLP, Independent Auditors

     3.   Part B.
          The following consolidated financial statements for The Lincoln National Life Insurance Company are included in Part B of this Registration Statement:

          Consolidated Balance Sheets  - December 31, 2002 and 2001
          Consolidated Statements of Income - Years ended December 31, 2002,
            2001, and 2000
          Consolidated Statements of Shareholder's Equity - Years ended
            December 31, 2002, 2001, and 2000
          Consolidated Statements of Cash Flows - Years ended December 31, 2002,
            2001, and 2000
          Notes to Consolidated Financial Statements
          Report of Ernst & Young LLP, Independent Auditors

Item 24.                          (Continued)

   (b) List of Exhibits

(1) Resolutions of the Board of Directors of The Lincoln National Life Insurance Company establishing Separate Account N are incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-40937) filed on November 25, 1997.

(2)    None.

(3)(a) Selling Group Agreement incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-40937) filed on April 29, 1999.

   (b) Amendment to Selling Group Agreement incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-40937) filed on April 29, 1999.

   (c) Amendment to Schedule A of Selling Group dated February 14, 2000 incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-40937) filed on April 19, 2000.

   (d) Wholesaling Agreement between Lincoln National Life Insurance Company and Delaware Management Holdings incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-40937) filed on April 28, 1999.

   (e) Form of Amendment to Wholesaling Agreement incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-40937) filed on April 19, 2000.

   (f) Form of Wholesaling Agreement between Lincoln National Life Insurance Company and Lincoln Financial Distributors, Inc. incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-40937) filed on April 12, 2001.

(4)(a) ChoicePlus Bonus Variable Annuity Contract incorporated herein by reference to Post-Effective Amendment No. 4 (File No. 333-36304) filed on April 11, 2002.

   (b) ChoicePlus Bonus Estate Enhancement Benefit Rider incorporated herein by reference to Post-Effective Amendment No. 6
       (File No. 333-40937) filed on April 12, 2001.

   (c) ChoicePlus Bonus and ChoicePlus II Bonus Income4Life Solution (IRA) Rider incorporated herein by reference to Post-Effective Amendment No. 4 (File No. 333-36304) filed on April 11, 2002.

   (d) ChoicePlus Bonus and ChoicePlus II Bonus Income4Life Solution (NQ)
       Rider incorporated herein by reference to Post-Effective Amendment No. 4 (File No. 333-36304) filed on April 11, 2002.

   (e) ChoicePlus II Bonus Annuity Contract incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-36304) filed on August 8, 2001.

   (f) ChoicePlus II Bonus Annuity Payment Option Rider incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-36304) filed on August 8, 2001.

   (g) ChoicePlus II Bonus Interest Adjusted Fixed Account Rider incorporated herein by reference to Post-Effective Amendment No. 3
       (File No. 333-36304) filed on August 8, 2001.

   (h) ChoicePlus II Bonus 1% Step-up Death Benefit Rider incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-36304) filed on August 8, 2001.

   (i) ChoicePlus II Bonus Estate Enhancement Benefit Rider incorporated herein by reference to Post-Effective Amendment No. 3
       (File No. 333-36304) filed on August 8, 2001.

   (j) ChoicePlus II Bonus 1% Estate Enhancement Benefit Rider incorporated herein by reference to Post-Effective Amendment No. 3
       (File No. 333-36304) filed on August 8, 2001.

   (k) ChoicePlus II Bonus Bonus Rider incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-36304) filed on August 8, 2001.

   (l) ChoicePlus II Bonus Persistency Credit Rider incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-36304) filed on August 8, 2001.

   (m) Variable Annuity Income Rider (I4LA-NQ) incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-36304) filed on
       October 11, 2002.

   (n) Accumulation Benefit Enhancement Rider (ABE) incorporated herein by reference to Post-Effective Amendment No. 4 (File No. 333-36304) filed on April 11, 2002.

   (o) Estate Enhancement Benefit Rider with 5% Step-Up Death Benefit incorporated herein by reference to Post-Effective Amendment No. 4 (File No. 333-36304) filed on April 11, 2002.

   (p) Variable Annuity Income Rider (I4LA-Q) incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-36304) filed on
       October 11, 2002.

   (q) 28877-E IRA Rider

   (r) 28877 IRA Rider

   (s) 5305 IRA Rider

   (t) I4LA-CB 8/02 Rider

   (u) I4LA-CB-PR Rider

   (v) I4LA-Q Rider

   (w) I4LA-NQ Rider

   (x) I4LA-NQ 10/02 Rider

   (y) I4LA-Q-PR Rider

   (z) I4LA-NQ-PR Rider

  (aa) 32793 GMWB Rider

  (ab) ABE prorate Rider

  (ac) 1% stepup and EEB prorate Rider

  (ad) EEB prorate Rider

  (ae) 1% stepup and DB prorate Rider

  (af) EGMDB prorate Rider

  (ag) GOP prorate Rider


(5)(a) ChoicePlus Bonus Application incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-36304) filed on July 19, 2000.

   (b) ChoicePlus II Bonus Application incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-36304) filed on August 8, 2001.

   (c) Application Assurance

(6)(a) Articles of Incorporation of The Lincoln National Life Insurance Company incorporated herein by reference to Post-Effective Amendment No. 1
       (File No. 333-40937) filed on November 9, 1998.

   (b) By-laws of The Lincoln National Life Insurance Company incorporated herein by reference to Post-Effective Amendment No. 1
       (File No. 333-40937) filed on November 9, 1998.

(7)    Not applicable.

(8)(a) Fund Participation Agreements and Amendments between The Lincoln National Life Insurance Company and:

             (i) AIM Variable Insurance Funds, Inc.

            (ii) Deutsche Asset Management VIT Funds

           (iii) Delaware Group Premium Fund, Inc.

            (iv) Liberty Variable Investment Trust incorporated herein by reference to Post-Effective Amendment No. 3
                 (File No. 333-40937) filed on April 29, 1999.

             (v) Lincoln Variable Products Trust, Inc.

            (vi) Fidelity Variable Insurance Products Fund

           (vii) MFS-Registered Trademark-Variable Insurance Trust

          (viii) American Variable Insurance Series

            (ix) Alliance Variable Products Series Fund

             (x) Franklin Templeton Variable Insurance Products Trust

            (xi) Neuberger Berman Advisers Management Trust

           (xii) Putnam Variable Insurance Trust

          (xiii) Janus Aspen Series

               (b) Service agreement between Delaware Management Holdings, Inc., Delaware Services Company, Inc. and Lincoln National Life Insurance Company is incorporated herein by reference to the registration statement of Lincoln National Growth & Income Fund, Form N-1A, Amendment No. 21 (File No. 2-80741) filed on April 10, 2000.

               (1) Amendment to Service Agreement between Delaware Management Holdings, Inc., Delaware Services Company, Inc. and Lincoln National Life Insurance Company is incorporated herein by reference to Post-Effective Amendment No. 10 (File No. 333-40937) filed on April 9, 2002.

(9)(a) Opinion and Consent of Mary Jo Ardington, Counsel of The Lincoln National Life Insurance Company as to the legality of securities being issued incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-36304) filed on July 19, 2000.

   (b) Opinion and Consent of Mary Jo Ardington, Counsel of The Lincoln
       National Life Insurance Company as to legality of securities being issued incorporated herein by reference to Post-Effective Amendment No. 2 (File No. 333-36304) filed on June 8, 2001.

   (c) Opinion and Consent of Mary Jo Ardington, Counsel of The Lincoln National Life Insurance Company as to legality of securities being issued.

(10)   Consent of Ernst & Young LLP, Independent Auditors.

(11)   Not applicable.

(12)   Not applicable.

(13) Schedule for Computation of Performance Quotations incorporated herein by reference to Pre-Effective Amendment No.1 (File No. 333-36304) filed on July 19, 2000.

(14)   Not applicable.

(15)   Organizational Chart of the Lincoln National Insurance Holding Company
       System

(16)(a)   Power of Attorney

    (b)   Power of Attorney - Lorry J. Stensrud

Item 25.

                    DIRECTORS AND OFFICERS OF THE DEPOSITOR

Name                            Positions and Offices with Depositor
----                            ------------------------------------
Jon A. Boscia **                President and Director
Lorry J. Stensrud*              Chief Executive Officer of Lincoln Retirement, Executive
                                Vice President, and Director
John H. Gotta***                Chief Executive Officer of Life Insurance,
                                Executive Vice President, and Director
Gary W. Parker ***              Senior Vice President
Cynthia A. Rose*                Secretary and Assistant Vice President
Eldon J. Summers*               Second Vice President and Treasurer
Richard C. Vaughan**            Director
Janet Chrzan*                   Senior Vice President, Chief Financial Officer and Director
Elizabeth Frederick*            Senior Vice President and General Counsel
Bradley R. Skarie*              Acting Director of Annuities Compliance
Christine Frederick***          Director of Life Compliance
See Yeng Quek****               Chief Investment Officer and Director
Barbara S. Kowalczyk**          Director
Jude T. Driscoll****            Director


* Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana 46802
** Principal business address is Center Square West Tower, 1500 Market Street-Suite 3900, Philadelphia, PA 19102-2112
***  Principal business address is 350 Church Street, Hartford, CT 06103
**** Principal business address is One Commerce Square, 2005 Market Street, 39th
     Floor, Philadelphia, PA 19103-3682

Item 26.
                 PERSONS CONTROLLED BY OR UNDER COMMON CONTROL
                       WITH THE DEPOSITOR OR REGISTRANT

     See Exhibit 15: Organizational Chart of the Lincoln National Insurance Holding Company System.

Item 27.
                         NUMBER OF CONTRACTOWNERS

         As of February 28, 2003, there were 29,952 Contract Owners under Account N.

Item 28.                         Indemnification

     (a) Brief description of indemnification provisions.

         In general, Article VII of the By-Laws of The Lincoln National Life Insurance Company (LNL) provides that LNL will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of LNL, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or act opposed to the best interests of, LNL. Certain additional conditions apply to indemnification in criminal proceedings.

         In particular, separate conditions govern indemnification of directors, officers, and employees of LNL in connection with suits by, or in the right of, LNL.

         Please refer to Article VII of the By-Laws of LNL (Exhibit no. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.


     (b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.                       Principal Underwriter

     (a) Lincoln National Variable Annuity Fund A (Group); Lincoln National Variable Annuity Fund A (Individual); Lincoln National Variable Annuity Account C; Lincoln National Flexible Premium Variable Life Account D; Lincoln Life Flexible Premium Variable Life Account J; Lincoln Life Flexible Premium Variable Life Account K; Lincoln Life Variable Annuity Account N; Lincoln Life Flexible Premium Variable Life Account M; Lincoln Life Flexible Premium Variable Life Account R; Lincoln Life Flexible Premium Variable Life Account S; Lincoln Life Variable Annuity Account T; Lincoln Life Variable Annuity Account Q; Lincoln National Variable Annuity Account 53.

     (b) See Item 25.

     (c) N/A

Item 30.  Location of Accounts and Records

All accounts, books, and other documents, except accounting records, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by the Lincoln National Life Insurance Company ("Lincoln Life"), 1300 S. Clinton Street, Fort Wayne, Indiana 46802. The accounting records are maintained by Delaware Management Company, One Commerce Square, 2005 Market Street, Philadelphia, Pennsylvania 19103.

Item 31.  Management Services

Not Applicable.

Item 32.  Undertakings

(a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant undertakes that it will include either (1) as part of any application to purchase a Certificate or an Individual Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or a similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Lincoln Life at the address or phone number listed in the Prospectus.

(d) The Lincoln National Life Insurance Company hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by The Lincoln National Life Insurance Company.

(e) Registrant hereby represents that it is relying on the American Council of Life Insurance (avail. Nov. 28, 1988) no-action letter with respect to Contracts used in connection with retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code, and represents further that it will comply with the provisions of paragraphs (1) through (4) set forth in that no-action letter.

                                   SIGNATURES

a) As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment No. 8 to the Registration Statement to be signed on its behalf, in the City of Fort Wayne, and State of Indiana on this 24th day of April, 2003.

                                    LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N
                                    (Registrant)
                                    Lincoln ChoicePlus Bonus, ChoicePlus II
                                    Bonus & ChoicePlus Assurance (Bonus)

                                    By: /s/ Ronald L. Stopher
                                        ----------------------------------------
                                        Ronald L. Stopher
                                        Vice President, The Lincoln National
                                        Life Insurance Company

                                    THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                                        (Depositor)

                                    By: /s/ Rise' C. M. Taylor
                                        ----------------------------------------
                                        Rise' C. M. Taylor
                                        (Signature-Officer of Depositor)
                                        Vice President, The Lincoln National
                                        Life Insurance Company
                                        (Title)

(b) As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in their capacities indicated on April 24, 2003.

Signature                                  Title
---------                                  -----
*
_______________________________            President and Director
Jon A. Boscia                              (Principal Executive Officer)

*
_______________________________            Executive Vice President,
Lorry J. Stensrud                          Chief Executive Officer of
                                           Lincoln Retirement, and Director

*
_______________________________            Senior Vice President, Chief
Janet Chrzan                               Financial Officer and Director
                                           (Principal Accounting Officer and
                                           Principal Financial Officer)

*
_______________________________            Director
Barbara S. Kowalczyk

*
_______________________________            Executive Vice President,
John H. Gotta                              Chief Executive Officer of
                                           Life Insurance, and Director

*
_______________________________            Director
Richard C. Vaughan

*
_______________________________            Director
Jude T. Driscoll

*
_______________________________            Chief Investment Officer and Director
See Yeng Quek

*By /s/ Rise' C. M. Taylor                 Pursuant to a Power of Attorney
 ------------------------------
      Rise' C. M. Taylor